EXECUTION VERSION   1008166722v8   1008166722v10   AMENDMENT NO. 7, dated as of July 25, 2022 (this “Seventh Amendment”),   among CORNERSTONE BUILDING BRANDS, INC., a Delaware corporation (together with   its successors and assigns, the “Parent Borrower”), the Subsidiary Borrowers party hereto   (collectively with the Parent Borrower, the “Borrowers”), the Lenders, the Extending Revolving   Credit Lenders (as defined below), the Increasing Lenders (as defined below), the FILO Lenders   (as defined below) and Issuing Lenders party hereto and UBS AG, STAMFORD BRANCH   (“UBS”), as Administrative Agent, Collateral Agent and Swingline Lender. Unless otherwise   indicated, all capitalized terms used herein and not otherwise defined shall have the respective   meanings provided to such terms in the Existing Credit Agreement (as defined below) or on   Annex I hereto, as applicable.   WHEREAS, the Parent Borrower, the Subsidiary Borrowers from time to time   party thereto, UBS, as Administrative Agent, Collateral Agent, Swingline Lender and an Issuing   Lender, the Lenders and other Issuing Lenders from time to time party thereto are parties to that   certain ABL Credit Agreement dated as of April 12, 2018 (as amended by Amendment No. 1,   dated as of August 7, 2018, Amendment No. 2, dated as of October 15, 2018, Amendment No. 3,   dated as of November 14, 2018, Amendment No. 4, dated as of November 16, 2018, and   Amendment No. 5, dated as of September 4, 2020, and Amendment No. 6, dated as of April 15,   2021, and as the same may be further amended, supplemented, waived or otherwise modified   prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as   amended pursuant to the Extension Amendments (as defined below), the “Extended Credit   Agreement”; and the Extended Credit Agreement as amended pursuant to the Incremental   Amendments (as defined below) and the Additional Amendments (as defined below), the   “Amended Credit Agreement”);   WHEREAS, pursuant to Subsection 2.8 of the Existing Credit Agreement, the   Borrowers have requested that the Initial Revolving Commitment outstanding immediately prior   to the Seventh Amendment Effective Date (as defined in Section 1 hereof) (the “Existing   Revolving Commitment”) of each Lender (the “Extending Revolving Credit Lenders”) be   converted to extend the scheduled termination date of such Existing Revolving Commitments   and each Extending Revolving Credit Lender has agreed to extend the scheduled termination   date of such Existing Revolving Commitments (such Existing Revolving Commitments as   extended, the “Extended Initial Revolving Commitments”), in each case subject to the terms set   forth in Section 1 herein and conditions set forth in Section 3(a) herein (together with the other   amendments contemplated by Section 1(b) hereof, the “Extension Amendments”);   WHEREAS, effective as of the Seventh Amendment Effective Date and pursuant   to Subsection 11.1 of the Existing Credit Agreement, the Borrowers and the Lenders party   hereto, constituting all of the Lenders (determined immediately prior to giving effect to this   Seventh Amendment), agree to the other amendments to the Existing Credit Agreement set forth   in Section 1 hereto;   WHEREAS, pursuant to Subsection 2.8(c) of the Existing Credit Agreement, no   consent of any Lender shall be required to effectuate any Extension, other than (A) the consent   of each Lender agreeing to such Extension with respect to its Commitments (or a portion thereof)   and (B) with respect to any Extension of the Commitments, the consent of each Issuing Lender   and the Swingline Lender;
-2-                        1008166722v8   1008166722v10   WHEREAS, each Extending Revolving Credit Lenders’ Existing Revolving   Commitment shall be terminated upon the effectiveness of this Seventh Amendment (after giving   effect to the Extension Amendments), and shall be replaced by an Extended Initial Revolving   Commitment in the aggregate amount set forth on Schedule A hereto;   WHEREAS, pursuant to Subsection 2.6 of the Extended Credit Agreement, the   Borrowers are requesting Incremental Facility Increases in the form of (i) Supplemental   Commitments in an aggregate principal amount of $239,000,000 (the “Commitment Increase”)   and (ii) a FILO Tranche in an aggregate principal amount of $95,000,000 (the “FILO   Commitments”), in each case under the Extended Credit Agreement; and   WHEREAS, effective as of the Seventh Amendment Effective Date and pursuant   to Subsection 2.6 and Subsection 11.1 of the Extended Credit Agreement, the Borrowers, the   several banks and financial institutions party hereto that have agreed to provide the Commitment   Increase (the “Increasing Lenders”), the several banks and financial institutions party hereto that   have agreed to provide the FILO Commitments (the “FILO Lenders”) and the Administrative   Agent have agreed to amend the Extended Credit Agreement as set forth in Section 2 hereto to   provide for such Incremental Facility Increases (the amendments pursuant to such Section, to the   extent providing for the Incremental Facility Increases contemplated hereby and any other   amendments necessary in connection therewith, collectively the “Incremental Amendments”) in   addition to the agreement of all Lenders party hereto (including the Increasing Lenders and FILO   Lenders) to those amendments contemplated by Section 2(b) hereof other than the Incremental   Amendments (collectively, the “Additional Amendments”).   NOW, THEREFORE, in consideration of the premises contained herein and for   other good and valuable consideration, the receipt and sufficiency of which are hereby   acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:   Section 1. Agreements and Amendment of the Existing Credit Agreement   for the Extension Amendments.   (a) Certain Agreements.   (i) Any commitment fees under Subsection 4.5(a) of the Existing Credit   Agreement and any Letter of Credit fees under Section 3 of the Existing Credit   Agreement, in each case, accrued to, but not including, the Seventh Amendment   Effective Date, shall be paid in full in cash on the Seventh Amendment Effective Date   (the “Fees Prepayment”), it being understood and agreed that such fees pursuant to such   Subsections shall accrue for the account of the Extending Revolving Credit Lenders from   and after the Seventh Amendment Effective Date. Any accrued and unpaid interest on   Revolving Credit Loans outstanding immediately prior to the Seventh Amendment
-3-                        1008166722v8   1008166722v10   Effective Date, accrued to, but not including, the Seventh Amendment Effective Date,   shall be paid in full in cash on the Seventh Amendment Effective Date (the “Interest   Prepayment”), it being understood and agreed that interest shall accrue for the account of   the Extending Revolving Credit Lenders from and after the Seventh Amendment   Effective Date.   (ii) Unless the context shall otherwise require, the Extending Revolving Credit   Lenders shall constitute “Revolving Credit Lenders” and “Lenders,” the Extended Initial   Revolving Commitments shall constitute “Initial Revolving Commitments”, “Extended   Revolving Commitments” and “Commitments” and revolving loans made pursuant to the   Extended Initial Revolving Commitments shall constitute “Revolving Credit Loans” and   “Loans,” in each case for all purposes of the Extended Credit Agreement and the other   Loan Documents. Except as otherwise provided for in this Seventh Amendment, the U.S.   Facility Commitment, Canadian Facility Commitment, U.S. Facility L/C Commitment   and Canadian Facility L/C Commitment of each Lender shall remain unchanged.   (iii) Each Issuing Lender and each Extending Revolving Credit Lender hereby   agrees that, notwithstanding the termination of the Existing Revolving Commitments, the   Letters of Credit outstanding on the Seventh Amendment Effective Date shall remain   outstanding, and each Extending Revolving Credit Lender further agrees that it shall be   bound by the applicable provisions of Section 3 of the Extended Credit Agreement in   respect thereof.   (b) Initial Amendments. The Existing Credit Agreement is, effective as of the   Extension Amendments Effective Time (as defined in Section 3(a) hereof), hereby amended as   follows:   (i) Subsection 1.1 of the Existing Credit Agreement is hereby amended by   adding the following new definitions, to appear in proper alphabetical order:    ““Seventh Amendment”: the Seventh Amendment to Credit Agreement, dated as   of July 25, 2022, by and among the Borrowers, the Revolving Credit Lenders, the FILO   Lenders and Issuing Lenders party thereto, the Administrative Agent and the Swingline   Lender.”    “Seventh Amendment Effective Date”: July 25, 2022.”   (ii) Subsection 1.1 of the Existing Credit Agreement is hereby amended by   amending and restating the following definitions in their entirety as follows:   ““Available Incremental Amount”: at any date of determination, without   duplication, an amount equal to the sum produced by calculating the difference between
-4-                        1008166722v8   1008166722v10   (a) the sum of (x) the Commitments (other than Incremental Revolving Commitments,   Supplemental Commitments and Commitments being terminated on such date) plus   (y) the sum of the aggregate outstanding principal amount of all Incremental ABL Term   Loans (using the Dollar Equivalent thereof and after giving effect to any repayments of   such Loans on such date) made plus all then existing Incremental Revolving   Commitments and Supplemental Commitments (using the Dollar Equivalent thereof and   other than Commitments being terminated on such date) established in each case prior to   such date pursuant to Subsection 2.6 and (b) the greater of (x) the sum of (i)   $945,000,000 plus (ii) the greater of (1) $760,000,000 and (2) 100.0% of Four Quarter   Consolidated EBITDA and (y) the Borrowing Base at such time (based on the Borrowing   Base Certificate last delivered).    “Extended Initial Revolving Commitments”: as defined in the Seventh   Amendment. As of the Seventh Amendment Effective Date, immediately after giving   effect to the Seventh Amendment, the aggregate amount of the Extended Initial   Revolving Commitments of the Lenders is $850,000,000. Unless the context shall   otherwise require, Extended Initial Revolving Commitments shall constitute “Initial   Revolving Commitments” and “Commitments” and revolving loans made pursuant to the   Extended Initial Revolving Commitments shall constitute “Revolving Credit Loans” and   “Loans,” in each case for all purposes of this Agreement and the other Loan Documents.    “Letter of Credit Sublimit”: the Dollar Equivalent of $125,000,000.    “Termination Date”: July 25, 2027.”   (iii) Subsection 2.6(c)(v) of the Existing Credit Agreement is hereby amended   by replacing the reference to “or (y)” in clause (A) thereof with “, (y) in the case of the   Incremental Facility Increases under the Seventh Amendment, the Camelot Specified   Representations (as defined in the Seventh Amendment) or (z)”.   (iv) Subsection 2.6(b)(iv) of the Existing Credit Agreement is hereby amended   by (a) deleting the reference to “and (6)” and replacing it with “, (6)” and (b) adding a   new clause (7) as follows:   “the FILO Tranche shall otherwise be on terms (including with respect to any   changes or modifications to the requirements set forth in clauses (1) through   (6) above) as are reasonably satisfactory to the Administrative Agent and   evidenced in the definitive documentation for such FILO Tranche”.   (v) Schedule A of the Existing Credit Agreement is hereby amended by   deleting it in its entirety and replacing it with Schedule A attached hereto.

-5-                        1008166722v8   1008166722v10   (vi) Schedule 1.1(j) of the Existing Credit Agreement is hereby amended by   deleting it in its entirety and replacing it with Schedule B attached hereto.   Section 2. Commitment Increase Agreements and Incremental and   Additional Amendments.   (a) Certain Agreements. Subject to the satisfaction or waiver of the conditions   set forth in Section 3(b) hereof:   (i) Upon the increase in the Commitments under the Extended Credit   Agreement pursuant to this Seventh Amendment becoming effective, each U.S. Facility   Lender immediately prior to such increase that is providing less than its ratable share (or   none) of the increase in the U.S. Facility Commitments (each, a “U.S. Facility   Commitment Decrease Lender”) shall automatically and without further act be deemed to   have assigned to each U.S. Facility Lender providing more than its ratable share of the   increase in the U.S. Facility Commitments or, for the avoidance of doubt, any U.S.   Facility Lender that was not a U.S. Facility Lender prior to the effectiveness of this   Seventh Amendment that is providing any such increase in the U.S. Facility   Commitments (each, a “U.S. Facility Commitment Increase Lender”) a portion of, and   each such U.S. Facility Commitment Increase Lender will automatically and without   further act be deemed to have assumed a portion of, such U.S. Facility Commitment   Decrease Lender’s participations under the Extended Credit Agreement in outstanding   U.S. Facility Letters of Credit and Swingline Loans such that on the Seventh Amendment   Effective Date, after giving effect to each such deemed assignment and assumption of   such participations, the percentage of the aggregate outstanding participations in U.S.   Facility Letters of Credit issued under the Extended Credit Agreement and Swingline   Loans held by each U.S. Facility Lender (including each such U.S. Facility Commitment   Increase Lender and U.S. Facility Commitment Decrease Lender) will equal an amount   (expressed as a percentage) equal to (a) such U.S. Facility Lender’s U.S. Facility   Commitment divided by (b) the aggregate U.S. Facility Commitments of all U.S. Facility   Lenders.   (ii) Upon the increase in the Commitments under the Extended Credit   Agreement pursuant to this Seventh Amendment becoming effective, each Canadian   Facility Lender immediately prior to such increase that is providing less than its ratable   share (or none) of the increase in the Canadian Facility Commitments (each, a “Canadian   Facility Commitment Decrease Lender”) shall automatically and without further act be   deemed to have assigned to each Canadian Facility Lender providing more than its   ratable share of the increase in the Canadian Facility Commitments or, for the avoidance   of doubt, any Canadian Facility Lender that was not a Canadian Facility Lender prior to   the effectiveness of this Seventh Amendment that is providing any such increase in the   Canadian Facility Commitments (each, a “Canadian Facility Commitment Increase
-6-                        1008166722v8   1008166722v10   Lender”) a portion of, and each such Canadian Facility Commitment Increase Lender will   automatically and without further act be deemed to have assumed a portion of, such   Canadian Facility Commitment Decrease Lender’s participations under the Extended   Credit Agreement in outstanding Canadian Facility Letters of Credit such that on the   Seventh Amendment Effective Date, after giving effect to each such deemed assignment   and assumption of such participations, the percentage of the aggregate outstanding   participations in Canadian Facility Letters of Credit issued under the Extended Credit   Agreement held by each Canadian Facility Lender (including each such Canadian   Facility Commitment Increase Lender and Canadian Facility Commitment Decrease   Lender) will equal an amount (expressed as a percentage) equal to (a) such Canadian   Facility Lender’s Canadian Facility Commitment divided by (b) the aggregate Canadian   Facility Commitments of all Canadian Facility Lenders.   (iii) Upon the increase in the Commitments under the Extended Credit   Agreement pursuant to this Seventh Amendment becoming effective, (1) the U.S.   Borrowers shall automatically and without further act be deemed to have (x) repaid a   portion of the U.S. Facility Revolving Credit Loans of each U.S. Facility Commitment   Decrease Lender in an aggregate principal amount for all U.S. Facility Commitment   Decrease Lenders equal to the amount paid by all U.S. Facility Commitment Increase   Lenders to the Administrative Agent as referenced in clause (2) below and (y) obtained   U.S. Facility Revolving Credit Loans from each U.S. Facility Commitment Increase   Lender in an aggregate principal amount for all U.S. Facility Commitment Increase   Lenders equal to the amount paid by all U.S. Facility Commitment Increase Lenders to   the Administrative Agent as referenced in clause (2) below, and (2) each U.S. Facility   Commitment Increase Lender shall pay to the Administrative Agent, for the account of   each U.S. Facility Commitment Decrease Lender, an amount representing the U.S.   Facility Revolving Credit Loans obtained from such U.S. Facility Commitment Increase   Lender, which shall be in an amount such that on the Seventh Amendment Effective   Date, after giving effect to each such deemed repayment and obtainment of such U.S.   Facility Revolving Credit Loans and the corresponding payment made by each U.S.   Facility Increase Lender to the Administrative Agent, the percentage of the aggregate   outstanding U.S. Facility Revolving Credit Loans under the Extended Credit Agreement   held by each U.S. Facility Lender (including each such U.S. Facility Commitment   Increase Lender and U.S. Facility Commitment Decrease Lender) will equal an amount   (expressed as a percentage) equal to (a) such U.S. Facility Lender’s U.S. Facility   Commitment divided by (b) the aggregate U.S. Facility Commitments of all U.S. Facility   Lenders.   (iv) Upon the increase in the Commitments under the Extended Credit   Agreement pursuant to this Seventh Amendment becoming effective, (1) the U.S.   Borrowers or the Canadian Borrowers, as applicable, shall automatically and without
-7-                        1008166722v8   1008166722v10   further act be deemed to have (x) repaid a portion of the Canadian Facility Revolving   Credit Loans of each Canadian Facility Commitment Decrease Lender in an aggregate   principal amount for all Canadian Facility Commitment Decrease Lenders equal to the   amount paid by all Canadian Facility Commitment Increase Lenders to the   Administrative Agent as referenced in clause (2) below and (y) obtained Canadian   Facility Revolving Credit Loans from each Canadian Facility Commitment Increase   Lender in an aggregate principal amount for all Canadian Facility Commitment Increase   Lenders equal to the amount paid by all Canadian Facility Commitment Increase Lenders   to the Administrative Agent as referenced in clause (2) below, and (2) each Canadian   Facility Commitment Increase Lender shall pay to the Administrative Agent, for the   account of each Canadian Facility Commitment Decrease Lender, an amount   representing the Canadian Facility Revolving Credit Loans obtained from such Canadian   Facility Commitment Increase Lender, which shall be in an amount such that on the   Seventh Amendment Effective Date, after giving effect to each such deemed repayment   and obtainment of such Canadian Facility Revolving Credit Loans and the corresponding   payment made by each Canadian Facility Increase Lender to the Administrative Agent,   the percentage of the aggregate outstanding Canadian Facility Revolving Credit Loans   under the Extended Credit Agreement held by each Canadian Facility Lender (including   each such Canadian Facility Commitment Increase Lender and Canadian Facility   Commitment Decrease Lender) will equal an amount (expressed as a percentage) equal to   (a) such Canadian Facility Lender’s Canadian Facility Commitment divided by (b) the   aggregate Canadian Facility Commitments of all Canadian Facility Lenders.   (b) Incremental and Additional Amendments. Subject to the satisfaction or   waiver of the conditions set forth in Section 3(b) hereof (and with respect to the Additional   Amendments, pursuant to and in accordance with Subsection 11.1 of the Extended Credit   Agreement, effective as of the Incremental and Additional Amendments Effective Time):   (i) The Existing Credit Agreement is hereby amended to delete the stricken   text (indicated textually in the same manner as the following example: stricken text) and   to add the double-underlined text (indicated textually in the same manner as the   following example: double-underlined text) as set forth in the pages of the Existing   Credit Agreement attached as Exhibit A hereto, which such Amended Credit Agreement   shall supersede the Existing Credit Agreement and the Extended Credit Agreement.   (ii) Schedule A of the Extended Credit Agreement is hereby amended by   deleting it in its entirety and replacing it with Schedule C attached hereto.   (iii) Schedule 1.1(j) of the Extended Credit Agreement is hereby amended by   deleting it in its entirety and replacing it with Schedule D attached hereto.
-8-                        1008166722v8   1008166722v10   (iv) Exhibit E of the Existing Credit Agreement is hereby amended by deleting   it in its entirety and replacing it with Exhibit B attached hereto.   (v) Exhibit J-1 of the Existing Credit Agreement is hereby amended by   deleting it in its entirety and replacing it with Exhibit C attached hereto.   (vi) Exhibit K of the Existing Credit Agreement is hereby amended by   deleting it in its entirety and replacing it with Exhibit D attached hereto.   (vii) The Existing Credit Agreement is hereby amended by adding a new   Exhibit A-3 thereto in the form attached as Exhibit E attached hereto.   (c) This Section 2 of this Seventh Amendment to the extent contemplating the   Incremental Facility Increases pursuant to the Incremental Amendments constitutes a Lender   Joinder Agreement pursuant to Subsection 2.6(c)(i) of the Extended Credit Agreement.   Section 3. Effectiveness.   (a) Effectiveness of Extension Amendments. The Extension Amendments   shall become effective on the date (the “Seventh Amendment Effective Date”) and at the time   (the “Extension Amendments Effective Time”) on and at which the following conditions have   been satisfied or waived:   (i) Amendment. The Administrative Agent shall have received (i) this   Seventh Amendment, executed and delivered by a duly authorized officer of each   Borrower, each Extending Revolving Credit Lender, each Lender (determined   immediately prior to giving effect to this Seventh Amendment), each Issuing Lender and   the Swingline Lender, and (ii) the acknowledgment and consent attached to this Seventh   Amendment (the “Acknowledgment”), executed and delivered by a duly authorized   officer of each Guarantor.   (ii) Secretary’s Certificate. The Administrative Agent shall have received a   certificate from the Parent Borrower and, substantially concurrently with the satisfaction   of the other conditions precedent set forth in this Section 3, each other Loan Party, dated   as of the Seventh Amendment Effective Date, substantially in the form of Exhibit G-1 (in   the case of U.S. Loan Parties) or Exhibit G-2 (in the case of Canadian Loan Parties), as   applicable, to the Existing Credit Agreement, with appropriate insertions and attachments   of resolutions or other actions, evidence of incumbency and the signature of authorized   signatories and Organizational Documents, executed by a Responsible Officer and the   Secretary or any Assistant Secretary or other authorized representative of such Loan   Party.

-9-                        1008166722v8   1008166722v10   (iii) Legal Opinions. The Administrative Agent shall have received the   following executed legal opinions, each in form and substance reasonably satisfactory to   the Administrative Agent:   (1) executed legal opinion of Debevoise & Plimpton LLP, counsel to   the Parent Borrower and the other Loan Parties;   (2) executed legal opinion of Morris, Nichols, Arsht & Tunnell LLP,   special Delaware counsel to certain of the Loan Parties;   (3) executed legal opinion of Blake, Cassels and Graydon LLP, special   Canadian counsel to certain of the Loan Parties;   (4) executed legal opinion of Holland & Hart LLP, special Nevada   counsel to certain of the Loan Parties; and   (5) executed legal opinion of Marshall & Melhorn, LLC, special Ohio   counsel to certain of the Loan Parties.   (iv) KYC. The Administrative Agent and the Lenders shall have received at   least three Business Days prior to the Seventh Amendment Effective Date all   documentation and other information about the Loan Parties mutually agreed to be   required by applicable regulatory authorities under applicable “know your customer” and   anti-money laundering rules and regulations, including, without limitation, the Patriot Act   and the Customer Due Diligence Requirements for Financial Institutions issued by the   U.S. Department of Treasury Financial Crimes Enforcement Network under the Bank   Secrecy Act, that has been reasonably requested in writing at least ten Business Days   prior to the Seventh Amendment Effective Date.   (v) Fees. The Lenders, the Camelot Lead Arrangers and the Administrative   Agent, respectively, shall have received all fees related to the Camelot Transactions   payable to them to the extent due (which may be offset against the proceeds of the   Camelot Debt Financing).   (vi) Solvency Certificate. The Camelot Lead Arrangers shall have received a   certificate of the chief financial officer or treasurer (or other comparable officer) of the   Parent Borrower certifying the Solvency, after giving effect to the Camelot Transactions   on the Seventh Amendment Effective Date (including, if applicable, the Camelot CD&R   Share Purchase), of the Parent Borrower and its Subsidiaries on a consolidated basis in   substantially the form of Exhibit I to the Existing Credit Agreement.
-10-                        1008166722v8   1008166722v10   (vii) Camelot Merger. The Camelot Merger shall have been or, substantially   concurrently with the initial funding pursuant to the Camelot Debt Financing shall be,   consummated in all material respects in accordance with the terms of the Camelot Merger   Agreement, without giving effect to any modifications, amendments, express waivers or   express consents thereunder by Holdings that are materially adverse to the Lenders (in   their capacities as such) without the consent of the Camelot Lead Arrangers holding at   least a majority of the Commitment Increase (such consent not to be unreasonably   withheld, conditioned or delayed and provided that the Camelot Lead Arrangers shall be   deemed to have consented to such modification, amendment, waiver or consent unless   they shall object thereto within two Business Days after receipt of written notice of such   modification, amendment, waiver or consent), it being understood and agreed that (i) any   change in the purchase price shall not be deemed to be materially adverse to the Lenders   but (x) any resulting reduction in cash uses shall be allocated (a) first, to a reduction of   the Camelot Equity Contribution to an aggregate amount not less than $195,000,000, and   (b) second, (I) 80.0% to a reduction (at Merger Sub’s option) in the aggregate principal   amount of the Secured Notes (which reduction in the Secured Notes shall not result in an   aggregate principal amount of the Secured Notes of less than $200.0 million, unless the   Secured Notes are reduced to $0) and/or the aggregate principal amount of the Camelot   Term Loans, and then followed by a reduction of the outstanding Term Loans (as defined   in the Cash Flow Credit Agreement) and (II) 20.0% to a reduction in the Camelot Equity   Contribution and (y) any increase in the purchase price (excluding, for the avoidance of   doubt, any purchase price adjustments in accordance with the terms of the Camelot   Merger Agreement, with respect to which there shall be no limitation on source of   funding) shall be funded (at Merger Sub’s option) with (1) cash on hand, (2) the proceeds   of an equity contribution, (3) the proceeds of borrowings under the Revolving   Commitments (as defined in the Cash Flow Credit Agreement) and/or the Commitments   and/or (4) the proceeds of borrowings under the Commitment Increase and (ii) any   modification, amendment, express waiver or express consent to the definition of   “Material Adverse Effect” in the Camelot Merger Agreement shall be deemed to be   materially adverse to the Lenders (in their capacities as such); provided that the Camelot   Lead Arrangers shall be deemed to have consented to such modification, amendment,   express waiver or express consent unless they shall object thereto within two Business   Days after receipt of written notice of such modification, amendment, express waiver or   express consent.   (viii) Financial Statements. The Camelot Lead Arrangers shall have received   (i) audited consolidated balance sheets and related statements of income or operations,   stockholders’ equity and cash flows of the Parent Borrower for the fiscal years ended   December 31, 2020 and December 31, 2021 and (ii) unaudited consolidated balance   sheets and related statements of income or operations and cash flows of the Parent   Borrower for the fiscal quarter ended March 31, 2022.
-11-                        1008166722v8   1008166722v10   (ix) Representations. (i) The condition in Section 7.2(a) of the Camelot   Merger Agreement (but only with respect to the representations that are material to the   interests of the Lenders (in their capacities as such), but only to the extent that Merger   Sub (and any of its Affiliates that is a party to the Camelot Merger Agreement) has the   right to terminate its (and their) obligations under the Camelot Merger Agreement   pursuant to Section 8.1(e) of the Camelot Merger Agreement (or otherwise decline to   consummate the Company Merger pursuant to Section 7.2(a) of the Camelot Merger   Agreement), in each case, without liability to any of Merger Sub, the Sponsor or any of   their respective Affiliates as a result of a breach of such representations in the Camelot   Merger Agreement, shall have been satisfied and (ii) the Camelot Specified   Representations (as defined in Section 4 hereof) shall be true and correct in all material   respects, except to the extent they relate to a particular date in which case such Camelot   Specified Representations shall be true and correct in all material respects on and as of   such date as if made on and as of such date.   (x) Officer’s Certificate. The Administrative Agent shall have received a   certificate from a Responsible Officer of the Parent Borrower, dated as of the Seventh   Amendment Effective Date, substantially in the form of Exhibit H to the Credit   Agreement (with appropriate revisions to reflect (x) the Camelot Merger Agreement   rather than the Pisces Acquisition Agreement and the Atlas Acquisition Agreement and   (y) the Camelot Specified Representations rather than the Specified Representations).   (xi) Lien Searches. The Administrative Agent shall have received customary   lien searches in the United States reasonably requested by it at least 30 calendar days   prior to the Seventh Amendment Effective Date; provided that if such lien searches have   not been delivered to the Administrative Agent on or prior to the Seventh Amendment   Effective Date after the Parent Borrower’s commercially reasonable efforts to do so, then   delivery of such lien searches shall not constitute a condition precedent to this Seventh   Amendment (including the availability of the Commitment Increase contemplated   hereby) if the Parent Borrower agrees to deliver or cause to be delivered such lien   searches pursuant to arrangements to be mutually agreed between the Parent Borrower   and the Administrative Agent.   (xii) Equity Contribution. The Camelot Equity Contribution shall have been, or   substantially concurrently with the initial funding pursuant to the Camelot Debt   Financing shall be, consummated.   (xiii) Prepayment of Accrued Interest and Fees. The Administrative Agent shall   have received the Fees Prepayment and the Interest Prepayment.    The execution and delivery of this Seventh Amendment by the Administrative Agent, the   Extending Revolving Credit Lenders, the Issuing Lenders and the Swingline Lender shall
-12-                        1008166722v8   1008166722v10   conclusively be deemed to constitute an acknowledgement by the Administrative Agent, each   Extending Revolving Credit Lender, each Issuing Lender and the Swingline Lender that each of   the conditions precedent set forth in this Section 3(a) shall have been satisfied in accordance with   its respective terms or shall have been irrevocably waived by such Person.   (b) Effectiveness of Incremental Amendments. The Incremental   Amendments, including the obligation of each Increasing Lender to make its respective portion   of the Commitment Increase and the obligation of each FILO Lender to make available its   respective portion of the FILO Commitments, together with the Additional Amendments, shall   become effective on the Seventh Amendment Effective Date at the time (the “Incremental and   Additional Amendments Effective Time”) on and at which the following conditions have been   satisfied or waived:   (i) Extension Amendments. The Extension Amendments Effective Time   shall have occurred.   (ii) Amendment. The Administrative Agent shall have received this Seventh   Amendment, executed and delivered by a duly authorized officer of each Borrower, each   Increasing Lender, each FILO Lender and the Swingline Lender.    The execution and delivery of this Seventh Amendment (A) by the Administrative Agent,   the Increasing Lenders, the FILO Lenders and the Swingline Lender, including the making   available of the Commitment Increase contemplated hereby by the Increasing Lenders and the   FILO Commitments contemplated hereby by the FILO Lenders, shall conclusively be deemed to   constitute an acknowledgement by the Administrative Agent, each Increasing Lender, each FILO   Lender and the Swingline Lender that each of the conditions precedent set forth in this   Section 3(b) for purposes of effectiveness of the Incremental Amendments shall have been   satisfied in accordance with its respective terms or shall have been irrevocably waived by such   Person and (B) by the Administrative Agent, the Lenders, the Issuing Lenders and the Swingline   Lender shall conclusively be deemed to constitute an acknowledgment by the Administrative   Agent, each Lender, each Issuing Lender and the Swingline Lender that each of the conditions   precedent set forth in this Section 3(b) for purposes of effectiveness of the Additional   Amendments shall have been satisfied in accordance with its respective terms or shall have been   irrevocably waived by such Person.   Section 4. Representations and Warranties. In order to induce the Lenders to enter   into this Seventh Amendment, the Parent Borrower represents and warrants to each of the   Lenders and the Administrative Agent that on and as of the Seventh Amendment Effective Date,   after giving effect to this Seventh Amendment:   (a) As of the Seventh Amendment Effective Date, after giving effect to the   consummation of the Camelot Transactions on the Seventh Amendment Effective Date

-13-                        1008166722v8   1008166722v10   (including, if applicable, the Camelot CD&R Share Purchase), the Parent Borrower, together   with its Subsidiaries on a consolidated basis, is Solvent.   (b) Each of the Loan Parties is duly organized and validly existing under the   laws of the jurisdiction of its incorporation or formation, except (other than with respect to   the Borrowers), to the extent that the failure to be organized and existing would not   reasonably be expected to have a Material Adverse Effect.   (c) Each Loan Party has the corporate or other organizational power and   authority, and the legal right, to make, deliver and perform this Seventh Amendment and any   other Loan Documents entered into in connection therewith (the “Seventh Amendment   Documents”) to which it is a party and, in the case of each Borrower, to obtain the   Incremental Facility Increases contemplated hereby in the form of the Commitment Increase   and the FILO Commitments, and each such Loan Party has taken all necessary corporate or   other organizational action to authorize the execution, delivery and performance of the   Seventh Amendment Documents to which it is a party and, in the case of each Borrower, to   authorize the establishment of such Incremental Facility Increases contemplated hereby to it,   if any, on the terms and conditions of this Seventh Amendment, any Notes and the L/C   Requests, as applicable. This Seventh Amendment has been duly executed and delivered by   each Borrower, and each other Seventh Amendment Document to which any Loan Party is a   party will be duly executed and delivered on behalf of such Loan Party. This Seventh   Amendment constitutes a legal, valid and binding obligation of each Borrower and each other   Seventh Amendment Document to which any Loan Party is a party when executed and   delivered will constitute a legal, valid and binding obligation of such Loan Party, enforceable   against such Loan Party in accordance with its terms, in each case except as enforceability   may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization,   moratorium or similar laws affecting the enforcement of creditors’ rights generally and by   general equitable principles (whether enforcement is sought by proceedings in equity or at   law);   (d) The execution, delivery and performance of the Seventh Amendment   Documents by any of the Loan Parties, the establishment of the Incremental Facility   Increases contemplated hereby, solely to the extent of the incurrence of the Loans, the   provision of guarantees and the granting of security interests contemplated by the Seventh   Amendment Documents, will not violate any provision of the Organizational Documents of   such Loan Party, except (other than with respect to the Borrowers) as would not reasonably   be expected to have a Material Adverse Effect.   (e) No part of the proceeds of any funding on the date hereof under the   Incremental Facility Increases contemplated hereby will be used for any purpose which   violates the provisions of the Regulations of the Board, including Regulation T, Regulation U   or Regulation X of the Board.
-14-                        1008166722v8   1008166722v10   (f) No Borrower is required to be registered as an “investment company”, or   a company “controlled” by an entity required to be registered as an “investment company”,   within the meaning of the Investment Company Act.   (g) To the extent applicable, except as would not reasonably be expected to   have a Material Adverse Effect, Holdings, the Borrowers or any Restricted Subsidiary will   not knowingly use the proceeds of any funding on the Seventh Amendment Effective Date   under the Incremental Facility Increases contemplated hereby for any purpose which violates   the PATRIOT Act.   For purposes of this Section 4, the definition of “Material Adverse Effect” shall   mean, on, or as of, the Seventh Amendment Effective Date, a “Material Adverse Effect” (as   defined in the Camelot Merger Agreement).   The foregoing representations and warranties shall be referred to herein collectively as the   “Camelot Specified Representations.”      Section 5. Waiver. Notwithstanding anything contained in Subsection 2.8 of the   Existing Credit Agreement to the contrary, the parties hereto hereby waive any notice   requirement or delivery of any certificates or deliverables in addition to those required by   Section 3(a) hereof with respect to the Extended Initial Revolving Commitments and any   revolving loans made pursuant to thereto.   Section 6. Effects on Loan Documents; Acknowledgement.   (a) Except as expressly set forth herein, (i) this Seventh Amendment shall   not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the   rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Loan   Parties under the Existing Credit Agreement or any other Loan Document, and (ii) shall not   alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants   or agreements contained in the Existing Credit Agreement or any other provision of the   Existing Credit Agreement or any other Loan Document. Except as expressly set forth herein,   each and every term, condition, obligation, covenant and agreement contained in the Existing   Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all   respects and shall continue in full force and effect and nothing herein can or may be construed   as a novation thereof. This Seventh Amendment shall constitute a Loan Document for   purposes of the Amended Credit Agreement and from and after the Seventh Amendment   Effective Date, all references to the Credit Agreement in any Loan Document and all   references in the Amended Credit Agreement to “this Agreement,” “hereunder,” “hereof” or   words of like import referring to the Credit Agreement, shall, unless expressly provided   otherwise, refer to the Amended Credit Agreement, except for (a) the representations and   warranties made by the Borrowers and the other Loan Parties prior to the Seventh Amendment
-15-                        1008166722v8   1008166722v10   Effective Date (which representations and warranties made prior to the Seventh Amendment   Effective Date shall not be superseded or rendered ineffective by this Seventh Amendment as   they pertain to the period prior to the Seventh Amendment Effective Date) and (b) any action or   omission performed or required to be performed pursuant to the Existing Credit Agreement prior   to the Seventh Amendment Effective Date. For the avoidance of doubt, any certificate or other   document the form of which is set out in any exhibit attached to the Existing Credit Agreement   or any other Loan Document may be revised, as applicable, to refer to the Amended Credit   Agreement. This Seventh Amendment shall not constitute a novation of the Amended Credit   Agreement or any other Loan Document. Each Borrower reaffirms its obligations under the   Loan Documents to which it is party.   (b) Without limiting the foregoing, each of the Borrowers hereby   (i) acknowledges and agrees that all of its obligations under the U.S. Guarantee and Collateral   Agreement or the Canadian Guarantee and Collateral Agreement, as applicable, and the other   Security Documents to which it is a party are reaffirmed and remain in full force and effect on a   continuous basis, (ii) reaffirms each Lien granted by such Borrower to the Collateral Agent for   the benefit of the Secured Parties (including the Extending Revolving Credit Lenders, the   Increasing Lenders and the FILO Lenders) and reaffirms the guaranties made pursuant to the   U.S. Guarantee and Collateral Agreement or the Canadian Guarantee and Collateral Agreement,   as applicable, (iii) acknowledges and agrees that the grants of security interests by and the   guaranties of such Borrower contained in the U.S. Guarantee and Collateral Agreement or the   Canadian Guarantee and Collateral Agreement, as applicable, and the other Security Documents   to which it is a party are, and shall remain, in full force and effect after giving effect to the   Seventh Amendment and (iv) agrees that the Borrower Obligations and the Guarantor   Obligations (each as defined in the U.S. Guarantee and Collateral Agreement or the Canadian   Guarantee and Collateral Agreement, as applicable) include, among other things and without   limitation, the prompt and complete payment and performance by the Borrowers or the   Guarantors, as applicable, when due and payable (whether at the stated maturity, by acceleration   or otherwise) of principal and interest on the Loans (including any FILO Revolving Credit Loans   (as defined in the Amended Credit Agreement)) made pursuant to the Commitments under the   Amended Credit Agreement.   Section 7. Post-Closing Real Estate Deliverables. Within 180 days of the Seventh   Amendment Effective Date (or such later date as reasonably agreed by the Administrative   Agent), the Parent Borrower shall deliver or cause to be delivered to the Collateral Agent, the   following documents with respect to that certain Mortgaged Fee Property located at 7301-7311   Fairview St., Houston, Texas 77041, in each case in form and substance reasonably satisfactory   to the Administrative Agent:
-16-                        1008166722v8   1008166722v10   (i) an amendment to the existing Mortgage (the “Mortgage   Amendment”) to reflect the matters set forth in this Seventh Amendment, duly executed   and acknowledged by the applicable Loan Party, and in form for recording in the   recording office where such Mortgage was recorded, together with such certificates,   affidavits, questionnaires or returns as shall be required in connection with the recording   or filing thereof under applicable law; provided, that the applicable Loan Party shall only   be obligated to execute and deliver to the Collateral Agent such Mortgage Amendment   and shall not be responsible for recording such Mortgage Amendment (other than in   respect of fees, taxes and expenses related to such recording) in the event that the   Collateral Agent shall fail to do so after such Mortgage Amendment has been executed   and delivered;      (ii) a Form T-38 endorsement to the existing lender’s title insurance   policy (or, to the extent a Form T-38 endorsement is not available in the applicable   jurisdiction and if reasonably requested by Administrative Agent in light of the value of   such Mortgaged Fee Property and the cost and availability of another title product, and   whether the delivery of such other title product would be customary in similar   circumstances, such other title product as is reasonably satisfactory to the Administrative   Agent); and      (iii) such affidavits, certificates, information and instruments of   indemnification as shall be required to induce the title insurance company to issue the   Form T-38 endorsement (or other title product) to the title policy contemplated in this   Section 7 and evidence of payment by the Borrowers of all applicable title insurance   premiums, search and examination charges, escrow charges and related charges,   mortgage recording taxes, fees, charges, costs and expenses required for the recording of   the Mortgage Amendment and issuance of such T-38 endorsements (or other title   product) to the title policy referred to above.      Section 8. Fees and Expenses. The U.S. Borrowers, jointly and severally, agree to   pay or reimburse the Administrative Agent in accordance with Subsection 11.5 of the Amended   Credit Agreement for all of its reasonable and documented out-of-pocket costs and expenses   incurred in connection with this Seventh Amendment, including, without limitation, the   reasonable and documented fees and disbursements of Cahill, Gordon & Reindel LLP and Osler   Hoskin & Harcort LLP, solely in their capacities as counsel to the Administrative Agent (and, for   the avoidance of doubt, not of counsel to any other Lender).   Section 9. Counterparts. This Seventh Amendment may be executed by one or   more of the parties to this Seventh Amendment on any number of separate counterparts   (including by facsimile and other electronic transmission), and all of such counterparts taken   together shall be deemed to constitute one and the same instrument. The words “execution,”

-17-                        1008166722v8   1008166722v10   “signed,” “signature,” “delivery,” and words of like import in or relating to any document signed   in connection with this Seventh Amendment and the transactions contemplated hereby shall be   deemed to include electronic signatures, deliveries or the keeping of records in electronic form,   each of which shall be of the same legal effect, validity and enforceability as a manually   executed signature, physical delivery thereof or the use of a paper-based recordkeeping system,   as the case may be, to the extent and as provided for in any applicable law, including the federal   Electronic Signatures in Global and National Commerce Act, the New York State Electronic   Signatures and Records Act, or any other state laws based on the Uniform Electronic   Transactions Act, and the parties hereto consent to conduct the transactions contemplated   hereunder by electronic means. Delivery of an executed counterpart of a signature page of this   Seventh Amendment by facsimile or any other electronic transmission shall be effective as   delivery of a manually executed counterpart hereof.   Section 10. Governing Law. THIS SEVENTH AMENDMENT AND THE   RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SEVENTH   AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED   IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT   GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO   THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY   APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE   APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. THE PROVISIONS   OF SUBSECTION 11.13 OF THE EXISTING CREDIT AGREEMENT SHALL APPLY   TO THIS SEVENTH AMENDMENT AS IF SET FORTH HEREIN, MUTATIS   MUTANDIS. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY   WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING   TO THIS SEVENTH AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.   Section 11. Headings. The headings of this Seventh Amendment are for purposes of   reference only and shall not limit or otherwise affect the meaning hereof.   Section 12. Certain Assignments.    Simultaneously with the effectiveness of this Seventh Amendment, Credit Suisse   AG, Cayman Islands Branch, a Lender and an Issuing Lender under the Existing Credit   Agreement as an “Exiting Lender” (in such capacity, the “Exiting Lender”) and an “Exiting   Issuing Lender” (in such capacity, the “Exiting Issuing Lender”), shall, pursuant to Subsection   11.6 of the Existing Credit Agreement, be deemed to have, and does hereby irrevocably sell and   assign to Credit Suisse AG, New York Branch (the “New CS Lender”) without recourse to the   Exiting Lender and the Exiting Issuing Lender, and the New CS Lender hereby irrevocably   purchases and assumes from the Exiting Lender and the Exiting Issuing Lender without recourse   to the Exiting Lender and the Exiting Issuing Lender, as of the date hereof, all of the rights and   obligations of the Exiting Lender and the Exiting Issuing Lender under the Existing Credit
-18-                        1008166722v8   1008166722v10   Agreement and the other Loan Documents (the “Assigned CS Interest”) with respect to those   credit facilities provided for in the Existing Credit Agreement.    The Administrative Agent is hereby directed to (i) pay to the Exiting Lender   and/or the Exiting Issuing Lender, as applicable, its Commitment Percentage (as defined in the   Existing Credit Agreement) of all Fees Prepayment and the Interest Prepayment received by the   Administrative Agent on the Seventh Amendment Effective Date and (ii) from and after the   Seventh Amendment Effective Date, make all payments in respect of the Assigned CS Interest   (including payments of principal, interest, fees and other amounts) to the New CS Lender   whether such amounts have accrued prior to the Seventh Amendment Effective Date (other than   the Fees Prepayment and the Interest Prepayment) or accrued subsequent to the Seventh   Amendment Effective Date. The Exiting Lender, Exiting Issuing Lender and the New CS   Lender shall make all appropriate adjustments in payments by the Administrative Agent for   periods prior to the Seventh Amendment Effective Date or with respect to the making of this   assignment directly between themselves.   From and after the Seventh Amendment Effective Date, (a) the New CS Lender   shall be a party to the Amended Credit Agreement and have the rights and obligations of a   Revolving Credit Lender and an Issuing Lender thereunder and under the other Loan Documents   and shall be bound by the provisions thereof and (b) the Exiting Lender and the Exiting Issuing   Bank shall relinquish its rights and be released from its obligations under the Existing Credit   Agreement and Loan Documents, but shall nevertheless continue to be entitled to the benefits of   (and bound by related obligations under) Subsections 4.10, 4.11, 4.12, 4.13 and 11.5 thereof.   Notwithstanding any provision or notice or consent requirement to the contrary in   the Existing Credit Agreement, the execution and delivery of this Seventh Amendment by the   Borrowers, the Administrative Agent, the Lenders, the Issuing Lenders and the Swingline Lender   shall conclusively be deemed to constitute a consent to the assignment and assumption   contemplated by this Section 12, by the Borrowers, the Administrative Agent, each Lender, each   Issuing Lender and the Swingline Lender party to this Seventh Amendment to the extent their   consents are required for such assignment and assumption pursuant to Subsection 11.6 of the   Existing Credit Agreement. This Section 12 of this Seventh Amendment constitutes an   Assignment and Acceptance pursuant to Subsection 11.6(b) of the Existing Credit Agreement.    [Remainder of Page Intentionally Left Blank]
  [Signature Page – Amendment No. 7 to the ABL Credit Agreement]      IN WITNESS WHEREOF, the parties hereto have caused this Seventh   Amendment to be duly executed, all as of the date first written above.      CORNERSTONE BUILDING BRANDS, INC.,   as Parent Borrower   By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President, Chief   Financial Officer and Treasurer
  [Signature Page – Amendment No. 7 to the ABL Credit Agreement]   PLY GEM INDUSTRIES, INC.,   as a U.S. Subsidiary Borrower   By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer         ATRIUM WINDOWS AND DOORS, INC.,   as a U.S. Subsidiary Borrower   By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer         NCI GROUP, INC.,   as a U.S. Subsidiary Borrower   By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer         ROBERTSON-CECO II CORPORATION,   as a U.S. Subsidiary Borrower      By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer

  [Signature Page – Amendment No. 7 to the ABL Credit Agreement]   GIENOW CANADA INC.,   as a Canadian Borrower   By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer      MITTEN INC.,   as a Canadian Borrower   By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer
  [Signature Page – Amendment No. 7 to the ABL Credit Agreement]   UBS AG, STAMFORD BRANCH,   as Administrative Agent, Collateral Agent,   Swingline Lender, an Issuing Lender, a Lender,   an Increasing Lender and a FILO Lender         By: /s/ Dionne Robinson___________________   Name: Dionne Robinson   Title: Associate Director   By: /s/ Danielle Calo__________________ _   Name: Danielle Calo   Title: Associate Director
  [Signature Page – Amendment No. 7 to the ABL Credit Agreement]   JPMORGAN CHASE BANK, N.A.,   as a Lender and an Issuing Lender         By: /s/ James Shender___________________   Name: James Shender   Title: Executive Director
  [Signature Page – Amendment No. 7 to the ABL Credit Agreement]   DEUTSCHE BANK AG NEW YORK BRANCH,   as a Lender, an Issuing Lender, an Increasing Lender   and a FILO Lender         By: /s/ Jessica Lutrario___________________   Name: Jessica Lutrario   Title: Associate         By: /s/ Philip Tancorra___________________   Name: Philip Tancorra   Title: Vice President

  [Signature Page – Amendment No. 7 to the ABL Credit Agreement]   BARCLAYS BANK PLC,   as a Lender, an Issuing Lender, an Increasing Lender   and a FILO Lender         By: /s/ Charlene Saldanha___________________   Name: Charlene Saldanha   Title: Vice President
  [Signature Page – Amendment No. 7 to the ABL Credit Agreement]   GOLDMAN SACHS BANK USA,   as a Lender, an Issuing Lender, an Increasing Lender   and a FILO Lender         By: /s/ Charles Johnston___________________    Charles Johnston    Authorized Signatory
  [Signature Page – Amendment No. 7 to the ABL Credit Agreement]   BANK OF AMERICA, N.A.,   as a Revolving Credit Lender and an Issuing   Lender            By: /s/ Cheryl Swan___________________   Name: Cheryl Swan   Title: Senior Vice President      BANK OF AMERICA, N.A. (acting through its   Canada Branch),   as a Revolving Credit Lender and an Issuing   Lender            By: /s/ Medina Sales de Andrade____________   Name: Medina Sales de Andrade   Title: Vice President
  [Signature Page – Amendment No. 7 to the ABL Credit Agreement]   ROYAL BANK OF CANADA,   as a Lender, an Issuing Lender, an Increasing   Lender and a FILO Lender         By: /s/ Alexandre Camerlain________________   Name: Alexandre Camerlain   Title: Authorized Signatory

  [Signature Page – Amendment No. 7 to the ABL Credit Agreement]   JEFFERIES FINANCE LLC,   as a Lender, an Issuing Lender, an Increasing   Lender and a FILO Lender         By: /s/ J.R. Young   Name: J.R Young   Title: Managing Director      JFIN BUSINESS CREDIT FUND I LLC   as a Lender and an Increasing Lender   By: /s/ J.R. Young   Name: J.R Young   Title: Managing Director
  [Signature Page – Amendment No. 7 to the ABL Credit Agreement]   MUFG UNION BANK, N.A.,   as a Lender and an Issuing Lender            By: /s/ Paul M. Angland   Name: Paul M. Angland   Title: Director
  [Signature Page – Amendment No. 7 to the ABL Credit Agreement]   NATIXIS, NEW YORK BRANCH,   as a Lender, an Issuing Lender, an Increasing Lender   and a FILO Lender         By: /s/ Reza Watts   Name: Reza Watts   Title: Executive Director         By: /s/ John Houghton   Name: John Houghton   Title: Associate
  [Signature Page – Amendment No. 7 to the ABL Credit Agreement]   SOCIÉTÉ GÉNÉRALE,   as a Revolving Credit Lender, an Issuing Lender, an   Increasing Lender and a FILO Lender         By: /s/ Pranav Chandra   Name: Pranav Chandra   Title: Managing Director

  [Signature Page – Amendment No. 7 to the ABL Credit Agreement]   CRÉDIT AGRICOLE CORPORATE AND   INVESTMENT BANK,   as a Lender and an Issuing Lender            By: /s/ Amin Issa   Name: Amin Issa   Title: Director            By: /s/ Kevin Gay   Name: Kevin Gay   Title: Director
  [Signature Page – Amendment No. 7 to the ABL Credit Agreement]   U.S. BANK NATIONAL ASSOCIATION,   as a Lender, an Issuing Lender and an Increasing   Lender         By: /s/ Lisa Freeman   Name: Lisa Freeman   Title: Senior Vice President
  [Signature Page – Amendment No. 7 to the ABL Credit Agreement]      U.S. BANK NATIONAL ASSOCIATION,   ACTING THROUGH ITS CANADA BRANCH,   as a Lender, an Issuing Lender and an Increasing   Lender         By: /s/ Lisa Freeman   Name: Lisa Freeman   Title: Senior Vice President
  [Signature Page – Amendment No. 7 to the ABL Credit Agreement]      REGIONS BANK   as a Revolving Credit Lender and Issuing Lender         By: /s/ Maura Atwater   Name: Maura Atwater   Title: Managing Director

  [Signature Page – Amendment No. 7 to the ABL Credit Agreement]   CREDIT SUISSE AG, CAYMAN ISLANDS   BRANCH,   as Exiting Lender and Exiting Issuing Lender         By: /s/ Komal Shah   Name: Komal Shah   Title: Authorized Signatory         By: /s/ Wesley Cronin   Name: Wesley Cronin   Title: Authorized Signatory      CREDIT SUISSE AG, NEW YORK BRANCH,   as a Revolving Credit Lender and an Issuing Lender         By: /s/ Komal Shah   Name: Komal Shah   Title: Authorized Signatory         By: /s/ Wesley Cronin   Name: Wesley Cronin   Title: Authorized Signatory
  [Signature Page – Amendment No. 7 to the ABL Credit Agreement]   SUMITOMO MITSUI BANKING CORPORATION,   as a Revolving Credit Lender and an Issuing Lender            By: /s/ Salvatore Settineri   Name: Salvatore Settineri   Title: Managing Director
  [Signature Page – Amendment No. 7 to the ABL Credit Agreement]   BNP PARIBAS SECURITIES CORP,   as an Increasing Lender and a FILO Lender         By: /s/ Guelay Mese   Name: Guelay Mese   Title: Director            By: /s/ Aadil Zuberi   Name: Aadil Zuberi   Title: Director
  [Signature Page – Amendment No. 7 to the ABL Credit Agreement]      Each Guarantor acknowledges and consents to each of the foregoing provisions of   this Seventh Amendment. Each Guarantor further acknowledges and agrees that all Obligations   under the Existing Credit Agreement as modified by this Seventh Amendment shall be fully   guaranteed and secured pursuant to the U.S. Guarantee and Collateral Agreement or the   Canadian Guarantee and Collateral Agreement, as applicable, in accordance with the terms and   provisions thereof. Each Guarantor reaffirms its obligations under the Loan Documents to which   it is party. Without limiting the foregoing, each of the Guarantors hereby (i) acknowledges and   agrees that all of its obligations under the U.S. Guarantee and Collateral Agreement or the   Canadian Guarantee and Collateral Agreement, as applicable, and the other Security Documents   to which it is a party are reaffirmed and remain in full force and effect on a continuous basis,   (ii) reaffirms each Lien granted by such Guarantor to the Collateral Agent for the benefit of the   Secured Parties (including the Extending Revolving Credit Lenders, the Increasing Lenders and   the FILO Lenders) and reaffirms the guaranties made pursuant to the U.S. Guarantee and   Collateral Agreement or the Canadian Guarantee and Collateral Agreement, as applicable, (iii)   acknowledges and agrees that the grants of security interests by and the guaranties of such   Guarantor contained in the U.S. Guarantee and Collateral Agreement or the Canadian Guarantee   and Collateral Agreement, as applicable, and the other Security Documents to which it is a party   are, and shall remain, in full force and effect after giving effect to the Seventh Amendment and   (iv) agrees that the Borrower Obligations and the Guarantor Obligations (each as defined in the   U.S. Guarantee and Collateral Agreement or the Canadian Guarantee and Collateral Agreement,   as applicable) include, among other things and without limitation, the prompt and complete   payment and performance by the Borrowers or the Guarantors, as applicable, when due and   payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on   the Loans made pursuant to the Commitments under the Amended Credit Agreement.

  [Signature Page – Amendment No. 7 to the ABL Credit Agreement]   GUARANTORS:         ALENCO BUILDING PRODUCTS   MANAGEMENT, L.L.C.         By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer         ALENCO EXTRUSION GA, L.L.C.            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer         ALENCO EXTRUSION MANAGEMENT,   L.L.C.            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer         ALENCO HOLDING CORPORATION            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer
  [Signature Page – Amendment No. 7 to the ABL Credit Agreement]   ALENCO INTERESTS, L.L.C.            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer         ALENCO TRANS, INC.            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer         ALENCO WINDOW GA, L.L.C.            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer         ALUMINUM SCRAP RECYCLE, L.L.C.            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer
  [Signature Page – Amendment No. 7 to the ABL Credit Agreement]   AMERICAN SCREEN MANUFACTURERS,   INC.            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer         ATRIUM CORPORATION            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer         ATRIUM EXTRUSION SYSTEMS, INC.            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer         ATRIUM INTERMEDIATE HOLDINGS, INC.            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer
  [Signature Page – Amendment No. 7 to the ABL Credit Agreement]   ATRIUM PARENT, INC.            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer         AWC ARIZONA, INC.            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer         AWC HOLDING COMPANY            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer         BRIDEN ACQUISITION, LLC            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer

  [Signature Page – Amendment No. 7 to the ABL Credit Agreement]   BROCKMEYER ACQUISITION, LLC            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer               CANYON ACQUISITION, LLC            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer               CASCADE WINDOWS, INC.            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer
  [Signature Page – Amendment No. 7 to the ABL Credit Agreement]   CENTRIA      By: NCI Group, Inc., its general partner         By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer      By: Robertson-Ceco II Corporation, its general   partner         By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer               CENTRIA SERVICES GROUP, LLC            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer                  CENTRIA, INC.            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer
  [Signature Page – Amendment No. 7 to the ABL Credit Agreement]   CHAMPION WINDOW, INC.            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer            ENVIRONMENTAL MATERIALS L.P.      By: Environmental Materials, Inc., its general   partner         By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer            ENVIRONMENTAL MATERIALS, INC.            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer         ENVIRONMENTAL MATERIALS, LLC            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer
  [Signature Page – Amendment No. 7 to the ABL Credit Agreement]   ENVIRONMENTAL STONEWORKS, LLC            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer            ENVIRONMENTAL STUCCO LLC            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer            FOUNDATION LABS BY PLY GEM, LLC            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer         GLAZING INDUSTRIES MANAGEMENT,   L.L.C.            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer

  [Signature Page – Amendment No. 7 to the ABL Credit Agreement]   GREAT LAKES WINDOW, INC.            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer            KLEARY MASONRY, INC.            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer            KROY BUILDING PRODUCTS, INC.            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer                  KWPI HOLDINGS CORP.            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer
  [Signature Page – Amendment No. 7 to the ABL Credit Agreement]   MASTIC HOME EXTERIORS, INC.            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer            MW MANUFACTURERS INC.            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer            MWM HOLDING, INC.            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer         NAPCO, INC.            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer
  [Signature Page – Amendment No. 7 to the ABL Credit Agreement]   NEW ALENCO EXTRUSION, LTD.      By: Alenco Extrusion Management, L.L.C., its   general partner         By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer               NEW ALENCO WINDOW, LTD.      By: Alenco Building Products Management,   L.L.C., its general partner         By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer               NEW GLAZING INDUSTRIES, LTD.      By: Glazing Industries Management, L.L.C., its   general partner         By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer
  [Signature Page – Amendment No. 7 to the ABL Credit Agreement]   PLY GEM HOLDINGS, INC.            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer         PLY GEM PACIFIC WINDOWS   CORPORATION            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer            PLY GEM SPECIALTY PRODUCTS, LLC            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer            PRIME WINDOW SYSTEMS, LLC            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer

  [Signature Page – Amendment No. 7 to the ABL Credit Agreement]   REED’S METALS OF ALABAMA, LLC            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer            REED’S METALS, LLC            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer            SCHUYLKILL STONE, LLC            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer                  SILVER LINE BUILDING PRODUCTS LLC            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer
  [Signature Page – Amendment No. 7 to the ABL Credit Agreement]   SIMEX, INC.            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer               SIMONTON BUILDING PRODUCTS LLC            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer               SIMONTON INDUSTRIES, INC.            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer               SIMONTON WINDOWS & DOORS, INC.            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer
  [Signature Page – Amendment No. 7 to the ABL Credit Agreement]   SIMONTON WINDOWS, INC.            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer            ST. CROIX ACQUISITION, LLC            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer         STEELBUILDING.COM, LLC            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer               TALUS SYSTEMS, LLC            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer
  [Signature Page – Amendment No. 7 to the ABL Credit Agreement]   THERMAL INDUSTRIES, INC.            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer            UCC INTERMEDIATE HOLDINGS, INC.            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer         UNION CORRUGATING COMPANY            By:_ /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer               UNION CORRUGATING COMPANY   HOLDINGS, INC.            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer

  [Signature Page – Amendment No. 7 to the ABL Credit Agreement]   VAN WELL ACQUISITION, LLC            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer            VARIFORM, INC.            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer         WINDOW PRODUCTS, INC.            By: /s/ Jeffrey S. Lee___________________   Name: Jeffrey S. Lee   Title: Executive Vice President and Chief   Financial Officer
     1008166722v8   1008166722v10   SCHEDULE A   to   SEVENTH AMENDMENT   SCHEDULE A   Commitments and Addresses   INITIAL U.S. FACILITY COMMITMENTS   Extended Initial Revolving Commitments      REVOLVING LENDER COMMITMENT ADDRESS   UBS AG, Stamford Branch $44,016,666.67 600 Washington Boulevard   Stamford, Connecticut 06901   JPMorgan Chase Bank, N.A. $44,016,666.67 383 Madison Avenue   New York, New York 10179   Deutsche Bank AG New York   Branch   $40,375,000.00 60 Wall Street   New York, New York 10005   Barclays Bank PLC $44,016,666.67 745 Seventh Avenue   New York, NY 10019   Goldman Sachs Bank USA $36,416,666.67 200 West Street   New York, NY 10282   Bank of America, N.A. $44,016,666.67 One Bryant Park   New York, New York 10036   Royal Bank of Canada $40,375,000.00 200 Vesey Street   New York, New York 10281   JFIN Business Credit Fund I LLC $17,100,000.00 520 Madison Avenue   New York, New York 10022   Jefferies Finance LLC $1,266,666.66 520 Madison Avenue   New York, New York 10022   MUFG Union Bank, N.A. $26,362,500.00 1221 Avenue of the Americas   New York, New York 10020   Natixis, New York Branch $22,404,166.67 1251 Avenue of the Americas   New York, New York 10020
     1008166722v8   1008166722v10   Crédit Agricole Corporate and   Investment Bank   $18,366,666.66 1301 Avenue of the Americas   New York, NY 10019   U.S. Bank National Association $40,849,999.99 185 Asylum Street   Hartford, CT 06103   Regions Bank $28,500,000.00 1180 West Peachtree Street NW, Suite   1000   Atlanta, GA 30309   Credit Suisse AG, New York   Branch   $23,750,000.00 Eleven Madison Avenue   New York, New York 10010   Sumitomo Mitsui Banking   Corporation   $11,875,000.00 Eleven Madison Avenue   New York, New York 10010   TOTAL: $483,708,333.33         INITIAL CANADIAN FACILITY COMMITMENTS   Extended Initial Canadian Facility Commitments      REVOLVING LENDER COMMITMENT ADDRESS   UBS AG, Stamford Branch $11,583,333.33 600 Washington Boulevard   Stamford, Connecticut 06901   JPMorgan Chase Bank, N.A. $11,583,333.33 383 Madison Avenue   New York, New York 10179   Deutsche Bank AG New York   Branch   $10,625,000.00 60 Wall Street   New York, New York 10005   Barclays Bank PLC $11,583,333.33 745 Seventh Avenue   New York, NY 10019   Goldman Sachs Bank USA $9,583,333.33 200 West Street   New York, NY 10282   Bank of America, N.A. $11,583,333.33 One Bryant Park   New York, New York 10036   Royal Bank of Canada $10,625,000.00 200 Vesey Street   New York, New York 10281   JFIN Business Credit Fund I LLC $4,500,000.00 520 Madison Avenue   New York, New York 10022
     1008166722v8   1008166722v10   Jefferies Finance LLC $333,333.34 520 Madison Avenue   New York, New York 10022   MUFG Union Bank, N.A. $6,937,500.00 1221 Avenue of the Americas   New York, New York 10020   Natixis, New York Branch $5,895,833.33 1251 Avenue of the Americas   New York, New York 10020   Crédit Agricole Corporate and   Investment Bank   $4,833,333.34 1301 Avenue of the Americas   New York, NY 10019   U.S. Bank National Association $10,750,000.01 185 Asylum Street   Hartford, CT 06103   Regions Bank $7,500,000.00 1180 West Peachtree Street NW, Suite   1000   Atlanta, GA 30309   Credit Suisse AG, New York   Branch   $6,250,000.00 Eleven Madison Avenue   New York, New York 10010   Sumitomo Mitsui Banking   Corporation   $3,125,000.00 Eleven Madison Avenue   New York, New York 10010   TOTAL: $127,291,666.67

     1008166722v8   1008166722v10   SCHEDULE B   to   SEVENTH AMENDMENT   SCHEDULE 1.1(j)   L/C Commitments   U.S. FACILITY L/C COMMITMENTS   Issuing Lender L/C Commitment   UBS AG, Stamford Branch $8,187,906.98   JPMorgan Chase Bank, N.A. $8,187,906.98   Deutsche Bank AG New York Branch $7,674,418.61   Barclays Bank PLC $8,187,906.98   Goldman Sachs Bank USA $7,116,279.07   Bank of America, N.A. $8,187,906.98   Royal Bank of Canada $7,674,418.61   Jefferies Finance LLC $3,778,604.65   MUFG Union Bank, N.A. $4,906,046.51   Natixis, New York Branch $4,072,713.18   Crédit Agricole Corporate and Investment Bank $3,778,604.65   U.S. Bank National Association $7,224,031.00   Credit Suisse AG, New York Branch $3,348,837.20   Sumitomo Mitsui Banking Corporation $1,674,418.60   Total $84,000,000.00
     1008166722v8   1008166722v10   CANADIAN FACILITY L/C COMMITMENTS   Issuing Lender L/C Commitment   UBS AG, Stamford Branch $2,046,976.74   JPMorgan Chase Bank, N.A. $2,046,976.74   Deutsche Bank AG New York Branch $1,918,604.65   Barclays Bank PLC $2,046,976.74   Goldman Sachs Bank USA $1,779,069.77   Bank of America, N.A. $2,046,976.74   Royal Bank of Canada $1,918,604.65   Jefferies Finance LLC $ 944,651.16   MUFG Union Bank, N.A. $1,226,511.63   Natixis, New York Branch $1,018,178.30   Crédit Agricole Corporate and Investment Bank $ 944,651.16   U.S. Bank National Association $1,806,007.75   Credit Suisse AG, New York Branch $ 837,209.31   Sumitomo Mitsui Banking Corporation $ 418,604.66   Total $21,000,000.00
     1008166722v8   1008166722v10   SCHEDULE C   to   SEVENTH AMENDMENT   SCHEDULE A   Commitments and Addresses   INITIAL U.S. FACILITY COMMITMENTS   Extended Initial Revolving Commitments   REVOLVING LENDER COMMITMENT ADDRESS   UBS AG, Stamford Branch $76,182,083.34 600 Washington Boulevard   Stamford, Connecticut 06901   JPMorgan Chase Bank, N.A. $44,016,666.67 383 Madison Avenue   New York, New York 10179   Deutsche Bank AG New York   Branch   $72,540,416.67 60 Wall Street   New York, New York 10005   Barclays Bank PLC $62,937,500.00 745 Seventh Avenue   New York, NY 10019   Goldman Sachs Bank USA $45,877,083.34 200 West Street   New York, NY 10282   Bank of America, N.A. $44,016,666.67 One Bryant Park   New York, New York 10036   Royal Bank of Canada $59,295,833.33 200 Vesey Street   New York, New York 10281   JFIN Business Credit Fund I LLC $25,000,000.00 520 Madison Avenue   New York, New York 10022   Jefferies Finance LLC $1,124,208.33 520 Madison Avenue   New York, New York 10022   MUFG Union Bank, N.A. $26,362,500.00 1221 Avenue of the Americas   New York, New York 10020   Natixis, New York Branch $31,864,583.34 1251 Avenue of the Americas   New York, New York 10020   Crédit Agricole Corporate and   Investment Bank   $18,366,666.66 1301 Avenue of the Americas   New York, NY 10019
     1008166722v8   1008166722v10   U.S. Bank National Association $63,365,791.66 185 Asylum Street   Hartford, CT 06103   Regions Bank $28,500,000.00 1180 West Peachtree Street NW, Suite   1000   Atlanta, GA 30309   Credit Suisse AG, New York   Branch   $23,750,000.00 Eleven Madison Avenue   New York, New York 10010   Sumitomo Mitsui Banking   Corporation   $11,875,000.00 Eleven Madison Avenue   New York, New York 10010   BNP Paribas $18,920,833.33 787 Seventh Avenue   New York, New York 10019   Société Générale $18,920,833.33 245 Park Avenue   New York, New York 10167   TOTAL: $672,916,666.67         INITIAL CANADIAN FACILITY COMMITMENTS   Extended Initial Canadian Facility Commitments      REVOLVING LENDER COMMITMENT ADDRESS   UBS AG, Stamford Branch $20,047,916.66 600 Washington Boulevard   Stamford, Connecticut 06901   JPMorgan Chase Bank, N.A. $11,583,333.33 383 Madison Avenue   New York, New York 10179   Deutsche Bank AG New York   Branch   $19,089,583.33 60 Wall Street   New York, New York 10005   Barclays Bank PLC $16,562,500.00 745 Seventh Avenue   New York, NY 10019   Goldman Sachs Bank USA $12,072,916.66 200 West Street   New York, NY 10282   Bank of America, N.A. $11,583,333.33 One Bryant Park   New York, New York 10036   Royal Bank of Canada $15,604,166.67 200 Vesey Street   New York, New York 10281

     1008166722v8   1008166722v10   Jefferies Finance LLC $6,874,791.67 520 Madison Avenue   New York, New York 10022   MUFG Union Bank, N.A. $6,937,500.00 1221 Avenue of the Americas   New York, New York 10020   Natixis, New York Branch $8,385,416.66 1251 Avenue of the Americas   New York, New York 10020   Crédit Agricole Corporate and   Investment Bank   $4,833,333.34 1301 Avenue of the Americas   New York, NY 10019   U.S. Bank National Association $16,675,208.34 185 Asylum Street   Hartford, CT 06103   Regions Bank $7,500,000.00 1180 West Peachtree Street NW, Suite   1000   Atlanta, GA 30309   Credit Suisse AG, New York   Branch   $6,250,000.00 Eleven Madison Avenue   New York, New York 10010   Sumitomo Mitsui Banking   Corporation   $3,125,000.00 Eleven Madison Avenue   New York, New York 10010   BNP Paribas $4,979,166.67 787 Seventh Avenue   New York, New York 10019   Société Générale $4,979,166.67 245 Park Avenue   New York, New York 10167   TOTAL: $177,083,333.33
     1008166722v8   1008166722v10   FILO Facility Commitments   REVOLVING LENDER COMMITMENT ADDRESS   UBS AG, Stamford Branch $18,331,437.50      600 Washington Boulevard   Stamford, Connecticut 06901   Deutsche Bank AG New York   Branch   $18,331,437.50      60 Wall Street   New York, New York 10005   Barclays Bank PLC $10,783,203.00 745 Seventh Avenue   New York, NY 10019   BNP Paribas $10,783,203.00 787 Seventh Avenue   New York, New York 10019   Royal Bank of Canada $10,783,203.00 200 Vesey Street   New York, New York 10281   Société Générale $10,783,203.00 245 Park Avenue   New York, New York 10167   Goldman Sachs Bank USA $ 5,391,601.50      200 West Street   New York, NY 10282   Natixis, New York Branch $ 5,391,601.50 1251 Avenue of the Americas   New York, New York 10020   Jefferies Finance LLC $ 4,421,110.00 520 Madison Avenue   New York, New York 10022   TOTAL: $95,000,000.00
  1008166722v8   1008166722v10   SCHEDULE D   to   SEVENTH AMENDMENT   SCHEDULE 1.1(j)   L/C Commitments   U.S. FACILITY L/C COMMITMENTS   Issuing Lender L/C Commitment   UBS AG Stamford Branch $11,321,176.46   Bank of America, N.A. $6,541,176.47   Barclays Bank PLC $9,352,941.18   JPMorgan Chase Bank, N.A. $6,541,176.47   U.S. Bank National Association $9,416,588.24   Deutsche Bank AG - New York Branch $10,780,000.00   Royal Bank Of Canada $8,811,764.71   Goldman Sachs Bank USA $6,817,647.06   Regions Bank $4,235,294.12   MUFG Union Bank, N.A. $3,917,647.06   Credit Suisse, AG New York Branch $3,529,411.76   Natixis - New York Branch $4,735,294.12   Crédit Agricole Corporate And Investment Bank $2,729,411.76   Sumitomo Mitsui Banking Corporation $1,764,705.88   Jefferies Finance LLC $3,882,235.29   BNP Paribas $2,811,764.71   Société Générale $2,811,764.71   Total $100,000,000.00
                                1008166722v8   1008166722v10   CANADIAN FACILITY L/C COMMITMENTS   Issuing Lender L/C Commitment   UBS AG Stamford Branch $2,830,294.12   Bank of America, N.A. - Canada Branch $1,635,294.12   Barclays Bank PLC $2,338,235.29   JPMorgan Chase Bank, N.A. $1,635,294.12   U.S. Bank National Association $2,354,147.06   Deutsche Bank AG - New York Branch $2,695,000.00   Royal Bank Of Canada $2,202,941.18   Goldman Sachs Bank USA $1,704,411.76   Regions Bank $1,058,823.53   MUFG Union Bank, N.A. $ 979,411.76   Credit Suisse, AG New York Branch $ 882,352.94   Natixis - New York Branch $1,183,823.53   Crédit Agricole Corporate And Investment Bank $ 682,352.94   Sumitomo Mitsui Banking Corporation $ 441,176.47   Jefferies Finance LLC $ 970,558.82   BNP Paribas $ 702,941.18   Société Générale $ 702,941.18   Total $25,000,000.00

     1007869763v4                                                      1008166722v8   1008166722v10   Exhibit A   Amended Credit Agreement   (see attached)
EXECUTION VERSION   Conformed copy reflecting changes through:   Amendment No. 1, dated as of August 7, 2018   Amendment No. 2, dated as of October 15, 2018   Amendment No. 3, dated as of November 14, 2018   Amendment No. 4, dated as of November 16, 2018   Amendment No. 5, dated as of September 4, 2020   Amendment No. 6, dated as of April 15, 2021   Amendment No. 7, dated as of July 25, 2022   Published CUSIP Number for the   Revolving Credit Commitments (US): 21925FAF1   Revolving Credit Commitments (CAN): 21925FAE4   FILO Facility Commitments: 21925FAD6   $611,000,000945,000,000   ABL CREDIT AGREEMENT   among   PISCES MIDCO, INC.,   as Parent Borrower,   THE CANADIAN BORROWERS AND U.S. SUBSIDIARY BORROWERS   FROM TIME TO TIME PARTY HERETO,   THE LENDERS AND ISSUING LENDERS   FROM TIME TO TIME PARTY HERETO,   and   UBS AG, STAMFORD BRANCH,   as Administrative Agent and Collateral Agent,   UBS SECURITIES, LLC,   JPMORGAN CHASE BANK, N.A.,   DEUTSCHE BANK SECURITIES INC.,   BARCLAYS BANK PLC,   GOLDMAN SACHS BANK USA,   BANK OF AMERICA, N.A.,   ROYAL BANK OF CANADA,   JEFFERIES FINANCE LLC,   MUFG UNION BANK, N.A.,   NATIXIS, NEW YORK BRANCH,   SG AMERICAS SECURITIES, LLC,   AND   CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,   as Joint Lead Arrangers and Joint Bookrunners   10066032231008166793v315
dated as of April 12, 2018   10066032231008166793v315
Table of Contents   Page   SECTION 1 DEFINITIONS 1   1.1 Defined Terms 1   1.2 Other Definitional and Interpretive Provisions 100110   1.3 Borrower Representative 103113   1.4 Interest Rates; Benchmark Notification 114   SECTION 2 AMOUNT AND TERMS OF COMMITMENTS 104114   2.1 Commitments 104114   2.2 Procedure for Revolving Credit Borrowing 109121   2.3 Termination or Reduction of Commitments 110122   2.4 Swingline Commitments 111124   2.5 Repayment of Loans 114127   2.6 Incremental Facility 115128   2.7 Refinancing Amendments 119132   2.8 Extension of Commitments 120134   SECTION 3 LETTERS OF CREDIT 123136   3.1 L/C Commitment 123136   3.2 Procedure for Issuance of Letters of Credit 125138   3.3 Fees, Commissions and Other Charges 126139   3.4 L/C Participations 127140   3.5 Reimbursement Obligation of the Borrowers 128141   3.6 Obligations Absolute 130143   3.7 L/C Disbursements 131144   3.8 L/C Request 131144   3.9 Cash Collateralization 131144   3.10 Additional Issuing Lenders 132145   3.11 Resignation or Removal of the Issuing Lender 132145   SECTION 4 GENERAL PROVISIONS APPLICABLE TO LOANS AND LETTERS OF   CREDIT 133146   4.1 Interest Rates and Payment Dates 133146   4.2 Conversion and Continuation Options 135148   4.3 Minimum Amounts; Maximum Sets 136149   4.4 Optional and Mandatory Prepayments 136149   4.5 Commitment Fees; Administrative Agent’s Fee; Other Fees 139153   4.6 Computation of Interest and Fees 140153   4.7 Inability to Determine Interest Rate 140154   4.8 Pro Rata Treatment and Payments 141155   (i)   10066032231008166793v315

Table of Contents   (continued)   Page   4.9 Illegality 143157   4.10 Requirements of Law 144157   4.11 Taxes 146159   4.12 Indemnity 152165   4.13 Certain Rules Relating to the Payment of Additional Amounts 153166   4.14 Controls on Prepayment if Aggregate Lender Exposure Exceeds Aggregate   Commitments 155168   4.15 Defaulting Lenders 155168   4.16 Cash Management 158171   SECTION 5 REPRESENTATIONS AND WARRANTIES 163176   5.1 Financial Condition 163176   5.2 No Change; Solvent 164177   5.3 Corporate Existence; Compliance with Law 164177   5.4 Corporate Power; Authorization; Enforceable Obligations 165178   5.5 No Legal Bar 165178   5.6 No Material Litigation 165178   5.7 No Default 166179   5.8 Ownership of Property; Liens 166179   5.9 Intellectual Property 166179   5.10 Taxes 166179   5.11 Federal Regulations 167180   5.12 ERISA 167180   5.13 Collateral 168180   5.14 Investment Company Act; Other Regulations 169182   5.15 Subsidiaries 169182   5.16 Purpose of Loans 169182   5.17 Environmental Matters 169182   5.18 No Material Misstatements 170183   5.19 Labor Matters 171183   5.20 Insurance 171184   5.21 Eligible Accounts 171184   5.22 Eligible Inventory 171184   5.23 Anti-Terrorism 171184   SECTION 6 CONDITIONS PRECEDENT 172184   6.1 Conditions to Initial Extension of Credit 172184   6.2 Conditions to Each Extension of Credit After the Closing Date 178191   SECTION 7 AFFIRMATIVE COVENANTS 179191   7.1 Financial Statements 179192   (ii)   10066032231008166793v315
Table of Contents   (continued)   Page   7.2 Certificates; Other Information 182195   7.3 Payment of Taxes 185198   7.4 Conduct of Business and Maintenance of Existence; Compliance with   Contractual Obligations and Requirements of Law 185198   7.5 Maintenance of Property; Insurance 185198   7.6 Inspection of Property; Books and Records; Discussions 186199   7.7 Notices 188200   7.8 Environmental Laws 189202   7.9 After-Acquired Real Property and Fixtures; Subsidiaries 190202   7.10 Use of Proceeds 194206   7.11 Accounting Changes 194206   7.12 Post-Closing Obligations 194207   7.13 Post-Closing Matters 195207   SECTION 8 NEGATIVE COVENANTS 197209   8.1 Financial Condition 197210   8.2 Limitation on Fundamental Changes 197210   8.3 Limitation on Restricted Payments 200212   8.4 Limitations on Certain Acquisitions 203216   8.5 Limitation on Dispositions of Collateral 204216   8.6 Limitation on Optional Payments and Modifications of Restricted   Indebtedness and Other Documents 205217   8.7 [Reserved] 206218   8.8 Limitation on Negative Pledge Clauses 206218   8.9 Limitation on Lines of Business 208220   8.10 [Reserved] 208221   8.11 Limitations on Transactions with Affiliates 208221   8.12 Limitations on Investments 211223   8.13 Limitations on Indebtedness 211224   8.14 Limitations on Liens 219231   SECTION 9 EVENTS OF DEFAULT 224236   9.1 Events of Default 224236   9.2 Remedies Upon an Event of Default 228240   9.3 Borrower’s Right to Cure 228241   SECTION 10 THE AGENTS AND THE OTHER REPRESENTATIVES 229241   10.1 Appointment 229241   10.2 The Administrative Agent and Affiliates 230242   10.3 Action by an Agent 230242   10.4 Exculpatory Provisions 230243   (iii)   10066032231008166793v315
Table of Contents   (continued)   Page   10.5 Acknowledgement and Representations by Lenders 232244   10.6 Indemnity; Reimbursement by Lenders 232245   10.7 Right to Request and Act on Instructions 233246   10.8 Collateral Matters 234246   10.9 Successor Agent 236249   10.10 Swingline Lender 237250   10.11 Withholding Tax 237250   10.12 Other Representatives 238250   10.13 [Reserved] 238250   10.14 Administrative Agent May File Proofs of Claim 238250   10.15 Application of Proceeds 239251   10.16 Certain ERISA Matters 241253   SECTION 11 MISCELLANEOUS 243256   11.1 Amendments and Waivers 243256   11.2 Notices 248261   11.3 No Waiver; Cumulative Remedies 250263   11.4 Survival of Representations and Warranties 250263   11.5 Payment of Expenses and Taxes 250263   11.6 Successors and Assigns; Participations and Assignments 252265   11.7 Adjustments; Set-offSetoff; Calculations; Computations 266279   11.8 Judgment 267280   11.9 Counterparts 268281   11.10 Severability 268281   11.11 Integration 268281   11.12 Governing Law 268281   11.13 Submission to Jurisdiction; Waivers 269282   11.14 Acknowledgements 270283   11.15 Waiver of Jury Trial 271284   11.16 Confidentiality 271284   11.17 Incremental Indebtedness; Additional Indebtedness 272285   11.18 USA PATRIOT Act Notice and Canadian Anti-Terrorism Laws 272285   11.19 Electronic Execution of Assignments and Certain Other Documents   273286   11.20 Reinstatement 273286   11.21 Joint and Several Liability; Postponement of Subrogation 273286   11.22 Designated Cash Management Agreements and Designated Hedging   Agreements 274287   11.23 Acknowledgement and Consent to Bail-In of EEAAffected Financial   Institutions 275288   11.24 Recognition of U.S. Special Resolution Regime 276Acknowledgment   Regarding any Supported QFCs. 289   (iv)   10066032231008166793v315
Table of Contents   (continued)   Page   11.2411.25 Language276290   11.2511.26 Joinder on the Closing Date276290   (v)   10066032231008166793v315

Table of Contents   (continued)   SCHEDULES   A -- Commitments and Addresses   1.1(a) -- Designated Foreign Currency Centers   1.1(b) -- Credit Card Issuers   1.1(c) -- Credit Card Processors   1.1(d) -- Disposition of Certain Assets   1.1(g) -- Existing Investments   1.1(h) -- Designated Cash Management Agreements   1.1(i) -- Designated Hedging Agreements   1.1(j) -- L/C Commitments   1.1(k) -- Existing Letters of Credit   4.16 -- DDAs and Concentration Accounts   5.4 -- Consents Required   5.6 -- Litigation   5.8 -- Real Property   5.9 -- Intellectual Property Claims   5.15 -- Subsidiaries   5.17 -- Environmental Matters   5.20 -- Insurance   7.2 -- Website Address for Electronic Financial Reporting   7.12 -- Post-Closing Collateral Requirements   8.11 -- Affiliate Transactions   8.13(d) -- Closing Date Existing Indebtedness   8.14(b) -- Existing Liens   EXHIBITS   A-1 -- Form of Revolving Credit Note   A-2 -- Form of Swingline Note   A-3 -- Form of FILO Revolving Credit Note   B-1 -- Form of U.S. Guarantee and Collateral Agreement   B-2 -- Form of Canadian Guarantee and Collateral Agreement   C -- Form of Mortgage   D -- Form of U.S. Tax Compliance Certificate   E -- Form of Assignment and Acceptance   F -- Form of Swingline Loan Participation Certificate   G-1 -- Form of U.S. Loan Party Secretary’s Certificate   G-2 -- Form of Canadian Loan Party Secretary’s Certificate   H -- Form of Officer’s Certificate   I -- Form of Solvency Certificate   J-1 -- Form of Borrowing Request   J-2 -- Form of L/C Request   (vi)   10066032231008166793v315
Table of Contents   (continued)   K -- Form of Borrowing Base Certificate   L -- Form of Lender Joinder Agreement   M -- Form of Collateral Access Agreement   N-1 -- Form of Borrower Joinder   N-2 -- Form of Borrower Termination   O -- Form of ABL/Cash Flow Intercreditor Agreement   P -- Form of Junior Lien Intercreditor Agreement   Q -- Form of Compliance Certificate   R -- Form of Affiliated Lender Assignment and Assumption   (vii)   10066032231008166793v315
ABL CREDIT AGREEMENT, dated as of April 12, 2018, among PISCES   MIDCO, INC., a Delaware corporation (as further defined in Subsection 1.1, the “Parent   Borrower”), the Canadian Borrowers from time to time party hereto, the U.S. Subsidiary   Borrowers from time to time party hereto (the Canadian Borrowers together with the Parent   Borrower and the U.S. Subsidiary Borrowers, collectively, the “Borrowers” and each   individually, a “Borrower”), the several banks and other financial institutions from time to time   party hereto (as further defined in Subsection 1.1, the “Lenders”) and UBS AG, STAMFORD   BRANCH, as administrative agent (in such capacity and as further defined in Subsection 1.1,   the “Administrative Agent”) for the Lenders hereunder and as collateral agent (in such capacity   and as further defined in Subsection 1.1, the “Collateral Agent”) for the Secured Parties (as   defined in Subsection 1.1) and the Issuing Lenders.   W I T N E S S E T H:   WHEREAS, to consummate the transactions contemplated by the Pisces   Acquisition Agreement and the Atlas Acquisition Agreement, the Parent Borrower will   (A) enterentered into the Cash Flow Facility to (x) borrow term loans in an aggregate principal   amount of $1,755,000,000 (unless reduced in accordance with Subsection 6.1(b)) and   (y) borrow revolving loans and cause letters of credit to be issued from time to time in an   aggregate principal amount of up to $115,000,000 on a Dollar Equivalent basis, (B) issueissued   the Senior Notes, under the Senior Notes Indenture, generating aggregate gross proceeds of up   to $645,000,000 (unless reduced in accordance with Subsection 6.1(b)) and (C) enterentered   into this Agreement to borrow additional amounts and to cause certain Letters of Credit to be   issued; and   WHEREAS, the cash proceeds of the Equity Contribution, the Cash Flow   Facility, the Senior Notes and any Loans made on the Closing Date will bewere used on the   Closing Date or the Business Day immediately following the Closing Date, inter alia, to   consummate the Transactions, including the payments of fees, premiums and expenses relating   thereto.   NOW, THEREFORE, in consideration of the premises and the mutual   agreements contained herein, the parties hereto agree as follows:   SECTION 1   Definitions   Defined Terms. As used in this Agreement, the following terms shall1.1   have the following meanings:   “30-Day Specified Excess Availability”: as of the date of any Specified   Transaction, the sum of (x) the quotient obtained by dividing (a) the sum of each day’s Excess   Availability during the 30 consecutive day period immediately preceding such Specified   Transaction plus the sum of each day’s Specified Suppressed Availability during such 30-day   period plus the sum of the amount available to be drawn by the Loan Parties under any other   committed revolving credit facilities (including any Revolving Commitment (as defined in the   1   10066032231008166793v315
Cash Flow Credit Agreement)) on each day during such 30-day period (in each such case   calculated on a pro forma basis for each day during such 30-day period to include the   borrowing or repayment of any Loans or issuance or cancellation of any Letters of Credit in   connection with such Specified Transaction) by (b) 30 days plus (y) Specified Unrestricted   Cash as at the date of such Specified Transaction (but excluding therefrom the cash proceeds   of any Specified Equity Contribution in the fiscal quarter in respect of which such Specified   Equity Contribution is made).   “ABL/Cash Flow Intercreditor Agreement”: the Intercreditor Agreement, dated   as of the Closing Date, between the Collateral Agent and the Cash Flow Agent (in its capacity   as collateral agent under the Cash Flow Documents), and acknowledged by certain of the Loan   Parties, substantially in the form attached hereto as Exhibit O, as the same may be amended,   restated, supplemented, waived or otherwise modified from time to time in accordance with the   terms hereof and thereof.   “ABL Priority Collateral”: as defined in the ABL/Cash Flow Intercreditor   Agreement whether or not the same remains in full force and effect.   “ABL Term Loans”: Incremental ABL Term Loans, Extended ABL Term   Loans and Other ABL Term Loans.   “ABR”: when used in reference to any Loan or Borrowing, is used when such   Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by   reference to the Alternate Base Rate.   “ABR Loans”: Loans to which the rate of interest applicable is based upon the   Alternate Base Rate.   “ABR Term SOFR Determination Day”: as defined in clause (b) of the   definition of “Term SOFR Rate”.   “Accelerated”: as defined in Subsection 9.1(e).   “Acceleration”: as defined in Subsection 9.1(e).   “Account Debtor”: each Person who is obligated on an Account, Chattel Paper   or General Intangible.   “Accounts”: “accounts” as defined in the UCC or (to the extent governed   thereby) the PPSA as in effect from time to time or (to the extent governed by the Civil Code   of Québec) all “claims” for the purposes of the Civil Code of Québec as in effect from time to   time, and, with respect to any Person, all such Accounts of such Person, whether now existing   or existing in the future, including (a) all accounts receivable of such Person (whether or not   specifically listed on schedules furnished to the Administrative Agent), including all accounts   created by or arising from all of such Person’s sales of goods or rendition of services made   under any of its trade names, or through any of its divisions, (b) all unpaid rights of such   Person (including rescission, replevin, reclamation and stopping in transit) relating to the   2   10066032231008166793v315

foregoing or arising therefrom, (c) all rights to any goods represented by any of the foregoing,   including returned or repossessed goods, (d) all reserves and credit balances held by such   Person with respect to any such accounts receivable of any Account Debtors, (e) all letters of   credit, guarantees or collateral for any of the foregoing and (f) all insurance policies or rights   relating to any of the foregoing.   “Acquired Indebtedness”: Indebtedness of a Person (i) existing at the time such   Person becomes a Subsidiary or (ii) assumed in connection with the acquisition of assets from   such Person, in each case other than Indebtedness incurred in connection with, or in   contemplation of, such Person becoming a Subsidiary or such acquisition of assets. Acquired   Indebtedness shall be deemed to be incurred on the date of the related acquisition of assets   from any Person or the date the acquired Person becomes a Subsidiary.   “Acquisition Consideration”: the purchase consideration for any acquisition and   all other payments by the Parent Borrower or any of its Restricted Subsidiaries in exchange   for, or as part of, or in connection with, any acquisition, consisting of cash or by exchange of   property (other than Capital Stock of any Parent Entity) or the assumption of Indebtedness   payable at or prior to the consummation of such acquisition or deferred for payment at any   future time (provided that any such future payment is not subject to the occurrence of any   contingency). For purposes of the foregoing, any Acquisition Consideration consisting of   property shall be valued at the fair market value thereof (as determined in good faith by the   Borrower Representative, which determination shall be conclusive, with the fair market value of   any such property being measured on the date a legally binding commitment for such   acquisition (or, if later, for the payment of such item) was entered into and without giving   effect to subsequent changes in value).   “Additional ABL Agent”: as defined in the ABL/Cash Flow Intercreditor   Agreement.   “Additional Agent”: as defined in the ABL/Cash Flow Intercreditor Agreement.   “Additional Assets”: (a) any property or assets that replace the property or   assets that are the subject of an Asset Sale; (b) any property or assets (other than Indebtedness   and Capital Stock) used or to be used by the Parent Borrower or a Restricted Subsidiary or   otherwise useful in a business permitted by Subsection 8.9 and any capital expenditures in   respect of any property or assets already so used; (c) the Capital Stock of a Person that is   engaged in a business permitted by Subsection 8.9 and becomes a Restricted Subsidiary as a   result of the acquisition of such Capital Stock by the Parent Borrower or another Restricted   Subsidiary; or (d) Capital Stock of any Person that at such time is a Restricted Subsidiary   acquired from a third party.   “Additional Cash Flow Credit Facility”: a new Cash Flow facility under the   definition of “Additional Credit Facilities” as defined in the ABL/Cash Flow Intercreditor   Agreement.   3   10066032231008166793v315
“Additional Indebtedness”: as defined in the ABL/Cash Flow Intercreditor   Agreement, any Junior Lien Intercreditor Agreement or any Other Intercreditor Agreement, as   applicable.   “Additional Lender”: as defined in Subsection 2.6(a).   “Additional Obligations”: senior or subordinated Indebtedness (which   Indebtedness may be (w) secured by a Lien ranking pari passu with the Lien securing the Cash   Flow Priority Obligations, (x) secured by a Lien ranking junior to the Lien securing the Cash   Flow Priority Obligations, (y) unsecured or (z) in the case of Indebtedness issued or incurred   by an Escrow Subsidiary, secured by a Lien on the proceeds of such Additional Obligations   which were subject to an escrow or similar arrangement and Liens on any related deposit of   cash, Cash Equivalents or Temporary Cash Investments (as defined in the Cash Flow Credit   Agreement) to cover interest and premium in respect of such Additional Obligations), including   customary bridge financings, in each case issued or incurred by any Loan Party or Escrow   Subsidiary in compliance with Subsection 8.13.   “Additional Obligations Documents”: any document or instrument (including   any guarantee, security agreement or mortgage and which may include any or all of the Cash   Flow Documents) issued or executed and delivered by any Loan Party or Escrow Subsidiary   with respect to any Additional Obligations or Rollover Indebtedness.   “Adjusted LIBORCDOR Rate”: with respect to any Borrowing of   Eurocurrency Loans denominated in Canadian Dollars for any Interest Period, an interest rate   per annum determined by the Administrative Agent to be equal to the higher of (i) (x) the   LIBOREurocurrency Rate for such Borrowing of Eurocurrency Loans in effect for such   Interest Period divided by (y) 1 minus the Statutory Reserves (if any) for such Borrowing of   Eurocurrency Loans for such Interest Period and (ii) 0.00%.   “Adjusted EURIBOR Rate”: with respect to any Borrowing of Eurocurrency   Loans denominated in Euro for any Interest Period, an interest rate per annum determined by   the Administrative Agent to be equal to the higher of (i) (x) the Eurocurrency Rate for such   Borrowing of Eurocurrency Loans in effect for such Interest Period divided by (y) 1 minus the   Statutory Reserves (if any) for such Borrowing of Eurocurrency Loans for such Interest Period   and (ii) 0.00%.   “Administrative Agent”: as defined in the Preamble hereto and shall include any   successor to the Administrative Agent appointed pursuant to Subsection 10.9.   “Affected BADaily Simple SOFR Rate”: as defined in Subsection 4.7(a).   “Affected Eurocurrency Rate”: as defined in Subsection 4.7(a).   “Affected Financial Institution”: (a) any EEA Financial Institution or (b) any   UK Financial Institution.   “Affected Loans”: as defined in Subsection 4.9.   4   10066032231008166793v315
“Affected Term SOFR Rate”: as defined in Subsection 4.7(a).   “Affiliate”: as to any specified Person, any other Person, directly or indirectly,   controlling or controlled by or under direct or indirect common control with such specified   Person. For the purposes of this definition, “control” when used with respect to any Person   means the power to direct the management and policies of such Person, directly or indirectly,   whether through the ownership of voting securities, by contract or otherwise; and the terms   “controlling” and “controlled” have meanings correlative to the foregoing. For purposes of this   Agreement and the other Loan Documents, Jefferies LLC and its Affiliates shall be deemed to   be Affiliates of Jefferies Finance LLC and its Affiliates   “Affiliated Debt Fund”: any Affiliated Lender that is primarily engaged in, or   advises funds or other investment vehicles that are engaged in, making, purchasing, holding or   otherwise investing in commercial loans, notes, bonds and similar extensions of credit or   securities in the ordinary course, so long as (i) any such Affiliated Lender is managed as to   day-to-day matters (but excluding, for the avoidance of doubt, as to strategic direction and   similar matters) independently from Sponsor or Golden Gate, as applicable, and any Affiliate of   Sponsor or Golden Gate, as applicable, that is not primarily engaged in the investing activities   described above, (ii) any such Affiliated Lender has in place customary information screens   between it and Sponsor or Golden Gate, as applicable, and any Affiliate of Sponsor or Golden   Gate, as applicable, that is not primarily engaged in the investing activities described above,   and (iii) none of Holdings, the Parent Borrower or any of its Subsidiaries directs or causes the   direction of the investment policies of such entity.   “Affiliated Lender”: any Lender that is a Permitted Affiliated Assignee.   “Affiliated Lender Assignment and Assumption”: as defined in Subsection   11.6(h)(i)(1).   “Affiliated Lender Cap”: as defined in Subsection 11.6(h)(i)(2).   “Agent Advance”: as defined in Subsection 2.1(c).   “Agent Advance Period”: as defined in Subsection 2.1(c).   “Agents”: the collective reference to the Administrative Agent and the   Collateral Agent and “Agent” shall mean any of them.   “Aggregate Canadian Borrower Credit Extensions”: the sum of (a) the Dollar   Equivalent of the aggregate outstanding principal amount of all Canadian Facility Revolving   Credit Loans made to, or for the account of, the Canadian Borrowers and (b) the Dollar   Equivalent of the aggregate outstanding amount of all Canadian Facility L/C Obligations of the   Canadian Borrowers.   “Aggregate Canadian Facility Lender Exposure”: the Dollar Equivalent of the   sum of (a) the aggregate principal amount of all Canadian Facility Revolving Credit Loans then   5   10066032231008166793v315
outstanding and (b) the aggregate amount of all Canadian Facility L/C Obligations of the   Canadian Borrowers at such time.   “Aggregate FILO Facility Lender Exposure”: the Dollar Equivalent of the   aggregate principal amount of all FILO Facility Revolving Credit Loans then outstanding.   “Aggregate Lender Exposure”: the Aggregate U.S. Facility Lender Exposure   and Aggregate Canadian Facility Lender Exposure of all Revolving Credit Lenders.   “Aggregate U.S. Borrower Canadian Facility Credit Extensions”: the sum of (a)   the Dollar Equivalent of the aggregate outstanding principal amount of all Canadian Facility   Revolving Credit Loans made to, or for the account of, the U.S. Borrowers and (b) the Dollar   Equivalent of the aggregate outstanding amount of all Canadian Facility L/C Obligations of the   U.S. Borrowers.   “Aggregate U.S. Borrower U.S. Facility Credit Extensions”: the sum of (a) the   Dollar Equivalent of the aggregate outstanding principal amount of all U.S. Facility Revolving   Credit Loans, (b) the Dollar Equivalent of the aggregate outstanding amount of all U.S.   Facility L/C Obligations and (c) the aggregate outstanding amount of all Swingline Loans.   “Aggregate U.S. Facility Lender Exposure”: the sum of (a) the Dollar   Equivalent of the aggregate principal amount of all U.S. Facility Revolving Credit Loans then   outstanding, (b) the aggregate amount of all U.S. Facility L/C Obligations at such time and   (c) the aggregate amount of all Swingline Exposure at such time.   “Agreement”: this Credit Agreement, as amended, restated, supplemented,   waived or otherwise modified from time to time.   “Alternate Base Rate”: for any day, a fluctuating rate per annum equal to the   greatest of (a) the Base Rate in effect on such day, (b) the Federal Funds Effective Rate in   effect on such day plus 0.50% and (c) the Adjusted LIBORTerm SOFR Rate for an Interest   Period of one month beginning on such day (or if such day is not a Business Day, on the   immediately preceding Business Day) (determined as if the relevant ABR Loan were a   Eurocurrency Loan) plus 1.00%. If the Administrative Agent shall have determined (which   determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal   Funds Effective Rate or the Adjusted LIBORTerm SOFR Rate for any reason, including the   inability or failure of the Administrative Agent to obtain sufficient quotations in accordance   with the terms of the definition thereof, the Alternate Base Rate shall be determined without   regard to clause (b) or (c) above, as the case may be, of the immediately preceding sentence   until the circumstances giving rise to such inability no longer exist. Any change in the   Alternate Base Rate due to a change in the Base Rate, the Federal Funds Effective Rate or the   Adjusted LIBORTerm SOFR Rate shall be effective on the effective date of such change in the   Base Rate, the Federal Funds Effective Rate or the Adjusted LIBORTerm SOFR Rate,   respectively.   “Amendment”: as defined in Subsection 8.8(d).   6   10066032231008166793v315

“Applicable Commitment Fee Rate”: 0.25% per annum.   “Applicable Margin”: (a) with respect to any Loan other than a FILO Facility   Revolving Credit Loan, a rate per annum equal to the rate set forth below for the applicable   type of Loan and opposite the applicable Average Daily Excess Availability Percentage:   Level   Average Daily Excess   Availability Percentage   Applicable Margin   Alternate Base   Rate and   Canadian   Prime Rate   Daily   Simple   SOFR Rate,   Term SOFR   Rate,   Adjusted   LIBORCDO   R Rate and   BAAdjusted   EURIBOR   Rate   I Less than or equal to 33⅓% 0.75% 1.75%   II Greater than 33⅓% but less   than or equal to 66⅔% 0.50% 1.50%   III Greater than 66⅔% 0.25% 1.25%   (b) with respect to any FILO Facility Revolving Credit Loan, a rate per annum   equal to the rate set forth below for the applicable type of Loan and opposite the applicable   Average Daily FILO Excess Availability Percentage:   Level   Average Daily FILO Excess   Availability Percentage   Applicable Margin   Alternate Base   Rate   Daily   Simple   SOFR Rate,   Term SOFR   Rate and   Adjusted   EURIBOR   Rate   I Less than or equal to 33⅓% 1.75% 2.75%   II Greater than 33⅓% but less   than or equal to 66⅔% 1.50% 2.50%   III Greater than 66⅔% 1.25% 2.25%   7   10066032231008166793v315
Each change in the Applicable Margin resulting from a change in Average Daily   Excess Availability Percentage or Average Daily FILO Excess Availability Percentage (as   applicable) for the most recent Fiscal Quarter ended immediately preceding the first day of a   Fiscal Quarter shall be effective with respect to all Loans and Letters of Credit outstanding on   and after such first day of such Fiscal Quarter. Notwithstanding the foregoing, Average Daily   Excess Availability Percentage and Average Daily FILO Excess Availability Percentage (as   applicable) (i) shall be deemed to be in Level II from the Closing Date (or, in the case of the   Average Daily FILO Excess Availability Percentage, Level III from the Seventh Amendment   Effective Date) to the date of delivery to the Administrative Agent of the first Borrowing Base   Certificate required by Subsection 7.2(f) for athe first Fiscal Quarter ended after the Closing   Date (or, in the case of the Average Daily FILO Excess Availability Percentage, for the first   Fiscal Quarter ended at least three months after the ClosingSeventh Amendment Effective   Date) and (ii) shall be deemed to be in Level I at any time (after the expiration of the   applicable cure period) during which the Borrower Representative has failed to deliver the   Borrowing Base Certificate required by Subsection 7.2(f).   In addition, at all times while an Event of Default known to the Borrower   Representative shall have occurred and be continuing, the Applicable Margin for any Loan shall   not decrease from that previously in effect as a result of the delivery of such Borrowing Base   Certificate.   “Approved Commercial Bank”: a commercial bank with a consolidated combined   capital and surplus of at least $5,000,000,000.   “Asset Sale”: any sale, issuance, conveyance, transfer, lease or other disposition   (a “Disposition”), by the Parent Borrower or any other Loan Party in one or a series of related   transactions, of any personal, tangible or intangible, property (including Capital Stock (other   than director’s qualifying shares, or (in the case of a Foreign Subsidiary) to the extent required   by applicable law)) of the Parent Borrower or any of its Restricted Subsidiaries, other than:   (a) the sale or other Disposition of obsolete, worn-out or surplus property,   whether now owned or hereafter acquired, in the ordinary course of business;   (b) the sale or other Disposition of any property (including Inventory) in the   ordinary course of business (including in connection with any factoring agreement or similar   arrangement);   (c) the sale or discount without recourse of accounts receivable or notes   receivable which have arisen in the ordinary course of business, or the conversion or exchange   of accounts receivable into or for notes receivable, in connection with the compromise or   collection thereof;   (d) as permitted by Subsection 8.2(b) or pursuant to any Sale and Leaseback   Transaction;   (e) subject to any applicable limitations set forth in Subsection 8.2,   Dispositions of any assets or property by the Parent Borrower or any other Loan Party to the   8   10066032231008166793v315
Parent Borrower, any Qualified Loan Party (other than, in the case of Disposition by a   Qualified U.S. Loan Party, a Disposition to a Qualified Canadian Loan Party) or any Wholly   Owned Subsidiary of the Parent Borrower;   (f) (i) the abandonment or other Disposition of patents, trademarks or other   intellectual property that are, in the reasonable judgment of the Borrower Representative,   which determination shall be conclusive, no longer economically practicable to maintain or   useful in the conduct of the business of the Parent Borrower and its Subsidiaries taken as a   whole, and (ii) any license, sublicense or other grant of rights in or to any trademark,   copyright, patent or other intellectual property;   (g) any Disposition by the Parent Borrower or any other Loan Party for   aggregate consideration not to exceed $37,500,000;   (h) any Disposition set forth on Schedule 1.1(d);   (i) bulk sales or other dispositions of the Inventory of the Parent Borrower   or any of its Restricted Subsidiaries not in the ordinary course of business in connection with   Store closings, at arm’s length; provided that such Store closures and related Inventory   dispositions shall not exceed (1) in any Fiscal Year, 10.0% of the number of the Parent   Borrower’s and its Restricted Subsidiaries’ Stores as of the beginning of such Fiscal Year (net   of new Store openings) and (2) in the aggregate from and after the Closing Date, 20.0% of the   number of the Parent Borrower’s and its Restricted Subsidiaries’ Stores in existence as of the   Closing Date (net of new Store openings); provided, further, that all sales of Inventory (to   Persons other than a Qualified Loan Party (other than Dispositions of such Inventory from a   Qualified U.S. Loan Party to a Qualified Canadian Loan Party)) in connection with Store   closings in excess of 10 in any three-month period, shall be in accordance with liquidation   agreements and with professional liquidators reasonably acceptable to the Administrative Agent;   (j) any Disposition of cash, Cash Equivalents or Temporary Cash   Investments;   (k) any Restricted Payment Transaction;   (l) any “fee in lieu” or other disposition of assets to any Governmental   Authority that continue in use by the Parent Borrower or any Restricted Subsidiary, so long as   the Parent Borrower or any Restricted Subsidiary may obtain title to such assets upon   reasonable notice by paying a nominal fee;   (m) any exchange of property pursuant to or intended to qualify under   Section 1031 (or any successor section) of the Code, or any exchange of equipment to be   leased, rented or otherwise used in a Related Business;   (n) any financing transaction with respect to property built or acquired by   the Parent Borrower or any other Loan Party after the Closing Date, including any   sale/leaseback transaction or asset securitization;   9   10066032231008166793v315
(o) any disposition arising from foreclosure, condemnation, eminent domain,   or similar action with respect to any property or other assets, or exercise of termination rights   under any lease, license, concession or other agreement, or necessary or advisable (as   determined by the Borrower Representative in good faith, which determination shall be   conclusive) in order to consummate any acquisition of any Person, business or assets, or   pursuant to buy/sell arrangements under any joint venture or similar agreement or arrangement;   (p) a disposition of Capital Stock of a Restricted Subsidiary pursuant to an   agreement or other obligation with or to a Person (other than the Parent Borrower or a   Restricted Subsidiary) from whom such Restricted Subsidiary was acquired, or from whom   such Restricted Subsidiary acquired its business and assets (having been newly formed in   connection with such acquisition), entered into in connection with such acquisition;   (q) a disposition of not more than 5.0% of the outstanding Capital Stock of   a Foreign Subsidiary (other than a Qualified Canadian Loan Party) that has been approved by   the Board of Directors;   (r) the creation or granting of any Lien permitted under this Agreement; and   (s) any exchange of assets (including a combination of assets and Cash   Equivalents, Investment Grade Securities and Temporary Cash Investments) for assets used or   useful in a Related Business (other than if such assets are solely cash and/or Cash Equivalents)   (or Capital Stock of a Person that will be a Restricted Subsidiary following such transaction) of   comparable or greater fair market value (as determined by the Borrower Representative in   good faith, which determination shall be conclusive).   “Assignee”: as defined in Subsection 11.6(b)(i).   “Assignment and Acceptance”: an Assignment and Acceptance, substantially in   the form of Exhibit E hereto.   “Atlas Acquisition”: collectively, (1) the Atlas Canadian Purchase and (2) the   Atlas Merger.   “Atlas Acquisition Agreement”: the Agreement and Plan of Merger, dated as of   January 31, 2018, by and among Topco, Atlas Merger Sub, Atrium Corporation and, solely   with respect to Section 2.7(c) thereof and in its capacity as representative of the Equityholders   (as defined in the Atlas Acquisition Agreement) pursuant to Section 8.10 thereof, Atrium   Intermediate Holdings, as the same may be amended, restated, supplemented, waived or   otherwise modified from time to time in accordance with this Agreement.   “Atlas Canadian Purchase”: the purchase on the Closing Date by (at the Parent   Borrower’s option) the Parent Borrower or one or more existing or newly formed Subsidiaries   of the Parent Borrower, in accordance with the Atlas Acquisition Agreement, from Atrium   W&D of all of the outstanding equity interests of (1) North Star Manufacturing (London) Ltd.,   10   10066032231008166793v315

an Ontario corporation, and any successor in interest thereto, and (2) Brock Doors &   Windows Ltd., an Ontario corporation, and any successor in interest thereto.   “Atlas Contribution”: collectively, (1) the contribution of the equity interests in   Atrium Corporation from Topco to Holdings following the Atlas Merger and (2) the   contribution of the equity interests in Atrium Corporation from Holdings to the Parent   Borrower following the contribution described in the preceding clause (1) of this definition.   “Atlas Merger”: on the Business Day immediately following the Closing Date,   in accordance with the Atlas Acquisition Agreement, the merger of Atlas Merger Sub with and   into Atrium Corporation, with Atrium Corporation being the survivor of such merger.   “Atlas Merger Sub”: CD&R Atlas Merger Sub, Inc., a Delaware corporation,   and any successor in interest thereto.   “Atlas Seller”: collectively, Atrium Corporation’s direct and indirect equity   holders.   “Atrium Business”: Atrium Corporation and each of its Subsidiaries.   “Atrium Canadian Guarantor Entities”: as defined in Subsection 7.13.   “Atrium Corporation”: Atrium Corporation, a Delaware corporation, and any   successor in interest thereto.   “Atrium Intermediate Holdings”: Atrium Intermediate Holdings, LLC, a   Delaware limited liability company, and any successor in interest thereto.   “Atrium U.S. Guarantor Entities”: as defined in Subsection 7.13.   “Atrium W&D”: Atrium Windows and Doors, Inc., a Delaware corporation,   and any successor in interest thereto.   “Auto-Extension L/C”: as defined in Subsection 3.1(c).   “Availability”: at any time, the lesser of (x) the aggregate Revolving Credit   Commitments as in effect at such time and (y) the Borrowing Base at such time (based on the   Borrowing Base Certificate last delivered).   “Availability Percentage”: as defined in the definition of “Payment Condition” in   this Subsection 1.1.   “Availability Reserves”: reserves, if any, (1) other than in respect of FILO   Reserves, established by the Administrative Agent from time to time hereunder in its Permitted   Discretion against the Borrowing Base, including such reserves, subject to Subsection 2.1(b),   as the Administrative Agent, in its Permitted Discretion, determines as being appropriate to   reflect any impairment to (A) the value, or the collectability in the ordinary course of business,   of Eligible Accounts or Eligible Credit Card Receivables (including on account of bad debts   11   10066032231008166793v315
and dilution) or the value (based on cost and quantity) of Eligible Inventory or (B) the   enforceability or priority of the Lien on the Collateral consisting of Eligible Accounts, Eligible   Credit Card Receivables or Eligible Inventory included in the Borrowing Base (including claims   that the Administrative Agent determines will need to be satisfied in connection with the   realization upon such Collateral) and, (2) constituting Designated Cash Management Reserves   and Designated Hedging Reserves established in accordance with Subsection 2.1(b) and (3)   established by the Administrative Agent from time to time hereunder in its Permitted Discretion   (without giving effect to clauses (a) or (b) of such definition) constituting FILO Reserves.   “Available Canadian Facility Loan Commitment”: as to any Canadian Facility   Lender at any time, an amount equal to the excess, if any, of (a) the amount of such Canadian   Facility Lender’s Canadian Facility Commitment at such time over (b) the amount of such   Canadian Facility Lender’s Individual Canadian Facility Lender Exposure at such time.   “Available Excluded Contribution Amount Basket”: as of any date, the excess,   if any, of (a) an amount equal to the sum of (1) the Net Proceeds from Excluded Contributions   received by the Parent Borrower as of such date, (2) the aggregate Net Proceeds received by   the Parent Borrower or any Restricted Subsidiary from any Disposition of any Investment made   using the Available Excluded Contribution Amount Basket pursuant to Subsection 8.12 or   clause (c)(ii)(y) of the definition of “Permitted AcquisitionsAcquisition” and (3) returns, profits,   distributions and similar amounts received in cash or Cash Equivalents or Investments made   using the Available Excluded Contribution Amount Basket pursuant to Subsection 8.12 or   clause (c)(ii)(y) of the definition of “Permitted AcquisitionsAcquisition” over (b) the Net   Proceeds from Excluded Contributions as of such date designated or applied prior to such date,   or on such date in a separate designation or application, to an Investment made pursuant to   Subsection 8.12, cash consideration for acquisitions made pursuant to clause (c)(ii)(y) of the   definition of “Permitted AcquisitionsAcquisition” a Restricted Payment made pursuant to   Subsection 8.3(f) or 8.3(g) or any payments, prepayments, repurchases or redemptions of   Restricted Indebtedness made pursuant to Subsection 8.6(a).   “Available FILO Facility Loan Commitment”: as to any FILO Facility Lender at   any time, an amount equal to the excess, if any, of (a) the amount of such FILO Facility   Lender’s FILO Facility Commitment at such time over (b) the amount of such FILO Facility   Lender’s Individual FILO Facility Lender Exposure at such time.   “Available Incremental Amount”: at any date of determination, without   duplication, an amount equal to the sum produced by calculating the difference between (a) the   sum of (x) the Commitments (other than Incremental Revolving Commitments, Supplemental   Commitments and Commitments being terminated on such date) plus (y) the sum of the   aggregate outstanding principal amount of all Incremental ABL Term Loans (using the Dollar   Equivalent thereof and after giving effect to any repayments of such Loans on such date) made   plus all then existing Incremental Revolving Commitments and Supplemental Commitments   (using the Dollar Equivalent thereof and other than Commitments being terminated on such   date) established in each case prior to such date pursuant to Subsection 2.6 and   (b) $760,000,000; provided that the sum of clause (x) plus clause (y) may not at any time   exceed $760,000,000.the greater of (x) the sum of (i) $945,000,000 plus (ii) the greater of   12   10066032231008166793v315
(1) $760,000,000 and (2) 100.0% of Four Quarter Consolidated EBITDA and (y) the   Borrowing Base at such time (based on the Borrowing Base Certificate last delivered).   “Available Loan Commitments”: collectively, the Available U.S. Facility Loan   Commitments, the Available FILO Facility Loan Commitments and the Available Canadian   Facility Loan Commitments.   “Available U.S. Facility Loan Commitment”: as to any U.S. Facility Lender at   any time, an amount equal to the excess, if any, of (a) the amount of such U.S. Facility   Lender’s U.S. Facility Commitment at such time over (b) the amount of such U.S. Facility   Lender’s Individual U.S. Facility Lender Exposure at such time.   “Average Daily Excess Availability Percentage”: for any Fiscal Quarter, the   percentage derived by dividing (x) the average daily Excess Availability for such Fiscal Quarter   by (y) the average daily amount of the aggregate Revolving Credit Commitments during such   Fiscal Quarter.   “Average Daily FILO Excess Availability Percentage”: for any Fiscal Quarter,   the percentage derived by dividing (x) the average daily FILO Excess Availability for such   Fiscal Quarter by (y) the average daily amount of the aggregate FILO Facility Commitments   during such Fiscal Quarter.   “BA Equivalent Loan”: any Loan denominated in Canadian Dollars bearing   interest at a rate determined by reference to the BA Rate.   “BA Rate”: with respect to any Interest Period for any BA Equivalent Loan:   (a) in the case of any Lender that is a Schedule I Lender, the annual rate of   interest determined by the Administrative Agent by reference to the arithmetic average of the   annual rate for the relevant Interest Period applicable to Canadian Dollar bankers’ acceptances   quoted on the Reuters Screen “CDOR Page” at approximately 10:00 A.M. (Toronto time) on   the date of the commencement of such Interest Period (the “CDOR Rate”) and in the case of   any other Lender that is not a Schedule I Lender, the CDOR Rate plus 0.10%; or   (b) if such average rate does not appear on the Reuters Screen CDOR Page   as contemplated above, the Interpolated Screen Rate; or   (c) if such average rate does not appear on the Reuters Screen CDOR Page   as contemplated above and it is not possible to calculate the Interpolated Screen Rate for the   applicable BA Equivalent Loan, then the BA Rate for such Interest Period shall instead be   calculated based on the arithmetic average of the discount rates applicable to bankers’   acceptances for such Interest Period of, and as quoted by, any two of the Schedule I Lenders,   chosen by the Administrative Agent, as of 10:00 A.M. (Toronto time) on the date of the   commencement of such Interest Period. If only one Schedule I Lender quotes the   aforementioned rate on such day, then the BA Rate for such Interest Period on such day shall   instead be calculated based on the rate for such Interest Period quoted by such Schedule I   bank. If no Schedule I Lender quotes the aforementioned rate on such day, then the BA Rate   13   10066032231008166793v315
for such Interest Period on any day shall instead be calculated based on the rate for such   Interest Period chosen by the Administrative Agent; provided that in no event shall the BA   Rate be less than 0.00%.   “Bail-In Action”: the exercise of any Write-Down and Conversion Powers by   the applicable Resolution Authority in respect of any liability of an Affected Financial   Institution.   “Bail-In Legislation”: (a) with respect to any EEA Member Country   implementing Article 55 of the Bank Recovery and Resolution Directive, the implementing law   for such EEA Member Country from time to time which is described in the EU Bail-In   Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United   Kingdom Banking Act 2009 (as amended from time to time).   “Bank Products Affiliate”: as defined in the ABL/Cash Flow Intercreditor   Agreement.   “Bank Products Agreement”: as defined in the U.S. Guarantee and Collateral   Agreement and/or the Canadian Guarantee and Collateral Agreement, as the context may   require.   “Bank Recovery and Resolution Directive”: Directive 2014/59/EU of the   European Parliament and of the Council of the European Union.   “Bankruptcy Proceeding”: as defined in Subsection 11.6(h)(iv).   “Base Rate”: for any day, the rate of interest most recently quoted by The Wall   Street Journal as the “Prime Rate” in the United States of America or, if The Wall Street   Journal ceases to quote such rate, the highest per annum interest rate published by the Board   in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime   loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as   determined by the Administrative Agent) or any similar release by the Board (as determined by   the Administrative Agent); each change in the Base Rate shall be effective on the date such   change is effective. The Base Rate is not necessarily the lowest rate charged by the   Administrative Agent to its customers.   “Benchmark Replacement Conforming Changes”: with respect to either the use   or administration of the CDOR Screen Rate, EURIBOR Screen Rate, Term SOFR Rate, SOFR   or any replacement rate adopted in accordance with the terms of this Agreement or the use,   administration or implementation of any such replacement rate, any technical, administrative or   operational changes (including changes to the definition of “Alternate Base Rate,” the definition   of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition   of “Interest Period” or any similar or analogous definition (or the addition of a concept of   “interest period”), timing and frequency of determining rates and making payments of interest,   timing of borrowing requests or prepayment, conversion or continuation notices, the   applicability and length of lookback periods, the applicability of breakage provisions, and other   technical, administrative or operational matters) that the Administrative Agent decides with the   14   10066032231008166793v315

consent of the Borrower Representative may be appropriate to reflect the adoption and   implementation of any such rate or to permit the use, administration or implementation thereof   by the Administrative Agent in a manner substantially consistent with market practice (or, if the   Administrative Agent decides that adoption of any portion of such market practice is not   administratively feasible or if the Administrative Agent determines that no market practice for   the administration of any such rate exists, in such other manner of administration as the   Administrative Agent decides with the consent of the Borrower Representative is reasonably   necessary in connection with the administration of this Agreement and the other Loan   Documents).   “Benefit Plan”: any of (a) an “employee benefit plan” (as defined in Section   3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of   the Code to which Section 4975 of the Code applies or (c) any Person whose assets include   (for purposes of the Plan Asset Regulations or otherwise for purposes of Title I of ERISA or   Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.   “BHC Act Affiliate”: the meaning assigned to the term “affiliate” in, and shall be   interpreted in accordance with, 12 U.S.C. § 1841(k).   “Blocked Account Agreement”: as defined in Subsection 4.16(b).   “Blocked Accounts”: as defined in Subsection 4.16(b).   “Board”: the Board of Governors of the Federal Reserve System.   “Board of Directors”: for any Person, the board of directors or other governing   body of such Person or, if such Person does not have such a board of directors or other   governing body and is owned or managed by a single entity, the board of directors or other   governing body of such entity, or, in either case, any committee thereof duly authorized to act   on behalf of such board of directors or other governing body. Unless otherwise provided,   “Board of Directors” means the Board of Directors of the Borrower Representative.   “Borrower Joinder”: a joinder in substantially the form of Exhibit N-1 hereto,   to be executed by each Subsidiary Borrower designated as such after the Closing Date.   “Borrower Materials”: as defined in Subsection 11.2(e).   “Borrower Representative”: the Parent Borrower or such other Borrower as   may be designated as the “Borrower Representative” by the Borrowers from time to time, in   each case in its capacity as Borrower Representative pursuant to the provisions of Subsection   1.3.   “Borrower Termination”: a Borrower Termination delivered to the   Administrative Agent in accordance with Subsection 11.1(h), substantially in the form of   Exhibit N-2 hereto.   “Borrowers”: as defined in the Preamble hereto.   15   10066032231008166793v315
“Borrowing”: the borrowing of one Type of Loan of a single Tranche and   currency by either the U.S. Borrowers (on a joint and several basis) or the Canadian   Borrowers (on a joint and several basis), from all the Lenders having Commitments of the   respective Tranche on a given date (or resulting from a conversion or conversions on such   date) having, in the case of Term SOFR Rate Loans and Eurocurrency Loans and BA   Equivalent Loans, the same Interest Period.   “Borrowing Base”: the sum of the U.S. Borrowing Base and the Canadian   Borrowing Base.   “Borrowing Base Certificate”: as defined in Subsection 7.2(f).   “Borrowing Date”: any Business Day specified in a notice delivered pursuant to   Subsection 2.2, 2.4, or 3.2 as a date on which the Borrower Representative requests the   Lenders to make Loans hereunder or an Issuing Lender to issue Letters of Credit hereunder.   “Borrowing Request”: as defined in Subsection 2.2.   “Business Day”: a day other than a Saturday, Sunday or other day on which   commercial banks in New York, New York (or with respect only to Letters of Credit issued by   an Issuing Lender not located in the City of New York, the location of such Issuing Lender)   are authorized or required by law to close, except that, (a) when used in connection with a   Eurocurrency Loan denominated in DollarsDaily Simple SOFR Rate Loan or Term SOFR Rate   Loan, “Business Day” shall mean any Business Day on which dealings in Dollars between   banks may be carried on in London, England and New York, New York, (b) when used in   connection with a BA EquivalentEurocurrency Loan denominated in Canadian Dollars or   Canadian Prime Rate Loan, “Business Day” shall mean any Business Day on which dealings in   Canadian Dollars between banks may be carried on in Toronto, Canada or New York, New   York and, (c) when used in connection with a Eurocurrency Loan or a Letter of Credit   denominated in Euro, “Business Day” shall mean any Business Day that is a day on which the   Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) payment   system (or, if such payment system ceases to be operative, such other payment system (if any)   determined by the Administrative Agent to be a suitable replacement) is open for the settlement   of payments in Euro and (d) when used in connection with a Loan denominated in any other   Designated Foreign Currency, “Business Day” shall mean any day on which dealings in such   Designated Foreign Currency between banks may be carried on in London, England, New   York, New York and the principal financial center of such Designated Foreign Currency as set   forth on Schedule 1.1(a); provided, however, that, with respect to notices and determinations   in connection with, and payments of principal and interest on, Loans denominated in Euro,   such day is also a day on which the Trans-European Automated Real-Time Gross Settlement   Express Transfer System (TARGET) (or, if such clearing system ceases to be operative, such   other clearing system (if any) determined by the Administrative Agent to be suitable   replacement) is open for settlement of payment in Euro..   “Canadian Anti-Terrorism Laws”: (a) Part II.1 and related sections of the   Criminal Code (Canada), the Proceeds of Crime (Money Laundering) and Terrorist Financing   Act (Canada), the Regulations Implementing the United Nations Resolutions on the   16   10066032231008166793v315
Suppression of Terrorism (Canada), the Anti-Terrorism Act (Canada), the Corruption of   Foreign Public Officials Act (Canada), United Nations Al-Qaida and Taliban Regulations, the   Special Economic Measures Act and, in each case, all regulations, guidelines, and orders made   thereunder or in connection therewith, as amended from time to time, and (b) any other   applicable anti-money laundering, anti-terrorist financing, governments sanction, and “know-   your-customer” laws in effect in Canada from time to time.   “Canadian Benefited Lender”: as defined in Subsection 11.7(a).   “Canadian Blocked Account”: as defined in Subsection 4.16(b).   “Canadian Borrowers”: (a) the Initial Canadian Borrowers and (b) each other   Canadian Subsidiary that is a Wholly Owned Subsidiary that becomes a Borrower after five   days’ written notice to the Administrative Agent (or such shorter period as may be agreed to   by the Administrative Agent in its reasonable discretion) pursuant to a Borrower Joinder   (which Borrower Joinder shall be accompanied by all documentation and other information   about such Canadian Borrower as shall be mutually agreed to be required by the Canadian   Facility Lenders under applicable Canadian Anti-Terrorism Laws), together with their respective   successors and assigns, in each case, unless and until such time as the respective Canadian   Borrower (a) ceases to constitute a Wholly Owned Subsidiary in accordance with the terms   and provisions hereof, (b) is designated an Unrestricted Subsidiary pursuant to the terms of this   Agreement or (c) is released from all of its obligations hereunder in accordance with terms and   provisions hereof. Upon receipt thereof the Administrative Agent shall promptly transmit each   such notice to each of the Lenders; provided that any failure to do so by the Administrative   Agent shall not in any way affect the status of any such Subsidiary as a Canadian Borrower   hereunder.   “Canadian Borrowing Base”: as of any date of determination, shall equal the   sum of   (a) 90.0% of Eligible Canadian Credit Card Receivables, plus   (b) 90.0% of Eligible Canadian Accounts owed by Account Debtors   that have an Investment Grade Rating, plus   (c) 85.0% of all other Eligible Canadian Accounts, plus   (d) (i) during the months of June through August, 90% of the Net   Orderly Liquidation Value of Eligible Canadian Inventory and (ii) at all other   times, 85.0% of the Net Orderly Liquidation Value of Eligible Canadian   Inventory, minus   (e) the amount of all Availability Reserves related to the Canadian   Facility, minus   (f) the outstanding principal amount of any ABL Term Loans made   to the Canadian Borrowers;   17   10066032231008166793v315
provided that, at all times prior to the delivery of the Initial Borrowing Base Certificate, the   Canadian Borrowing Base shall be deemed to equal the sum of (x) the amount of the   “Canadian Borrowing Base” (as defined in the Existing Pisces ABL Credit Agreement) as of   immediately prior to the Closing Date and (y) the amount of the “Borrowing Base” (as defined   in the Existing Atlas ABL Credit Agreement) attributable to the Canadian “Credit Parties” (as   defined in the Existing Atrium ABL Credit Agreement) as of immediately prior to the Closing   Date.   “Canadian Core Concentration Account”: as defined in Subsection 4.16(c)(ii).   “Canadian Dollars” and “C$”: the lawful currency of Canada.   “Canadian Facility”: the credit facility evidenced by the Canadian Facility   Commitments available to the Canadian Borrowers hereunder.   “Canadian Facility Canadian Borrower L/C Disbursement”: as defined in   Subsection 3.5(a).   “Canadian Facility Commitment”: with respect to each Canadian Facility   Lender, the commitment of such Canadian Facility Lender hereunder to make Extensions of   Credit to the Borrowers in the amount set forth opposite its name on Schedule A hereto or as   may subsequently be set forth in the Register from time to time; provided that with respect to   any Loan in any Designated Foreign Currency other than Canadian Dollars, the Canadian   Facility Commitment of Jefferies Finance LLC shall be deemed to be zero.   “Canadian Facility Commitment Percentage”: of any Canadian Facility Lender at   any time shall be that percentage which is equal to a fraction (expressed as a percentage) the   numerator of which is the Canadian Facility Commitment of such Canadian Facility Lender at   such time and the denominator of which is the Total Canadian Facility Commitment at such   time; provided that for purposes of Subsections 4.15(d) and 4.15(e), the denominator shall be   calculated disregarding the Canadian Facility Commitment of any Defaulting Lender to the   extent its Canadian Facility L/C Obligations are reallocated to the Non-Defaulting Lenders;   and, provided, further, that if any such determination is to be made after the Total Canadian   Facility Commitment (and the related Canadian Facility Commitments of the Lenders) has (or   have) terminated, the determination of such percentages shall be made immediately before   giving effect to such termination.   “Canadian Facility Issuing Lender”: each Issuing Lender with a Canadian   Facility L/C Commitment.   “Canadian Facility L/C Commitment”: with respect to any Issuing Lender at   any time, (i) the amount set forth opposite such Issuing Lender’s name on Schedule 1.1(j)   under the caption “Canadian Facility L/C Commitment” (as such amount may be revised from   time to time with the written consent of the Parent Borrower and such Issuing Lender and   notified to the Administrative Agent in writing) or (ii) such other amount agreed from time to   time between such Issuing Lender and the Borrower Representative; provided that with respect   18   10066032231008166793v315

to any Letter of Credit in any Designated Foreign Currency, the Canadian Facility L/C   Commitment of Jefferies Finance LLC shall be deemed to be zero.   “Canadian Facility L/C Disbursement”: as defined in Subsection 3.5(a).   “Canadian Facility L/C Obligations”: at any time, an amount equal to the Dollar   Equivalent of the sum of (a) the aggregate then undrawn and unexpired amount of the then   outstanding Canadian Facility Letters of Credit and (b) the aggregate amount of drawings   under Canadian Facility Letters of Credit which have not then been reimbursed pursuant to   Subsection 3.5(a).   “Canadian Facility Lender”: each Lender which has a Canadian Facility   Commitment (without giving effect to any termination of the Total Canadian Facility   Commitment if there are any outstanding Canadian Facility L/C Obligations) or which has (or   has any Non-Canadian Affiliate which has) any outstanding Canadian Facility Revolving Credit   Loans (or a Canadian Facility Commitment Percentage in any then outstanding Canadian   Facility L/C Obligations). Unless the context otherwise requires, each reference in this   Agreement to a Canadian Facility Lender includes each Canadian Facility Lender and shall   include references to any Affiliate of any such Lender (including any Non-Canadian Affiliate, as   applicable) which is acting as a Canadian Facility Lender.   “Canadian Facility Letters of Credit”: Letters of Credit (including Existing   Letters of Credit) issued by any Canadian Facility Issuing Lender to, or for the account of, the   Borrowers, pursuant to Subsection 3.1.   “Canadian Facility Revolving Credit Loan”: as defined in Subsection 2.1(a)(II).   “Canadian Facility U.S. Borrower L/C Disbursement”: as defined in   Subsection 3.5(a).   “Canadian Guarantee and Collateral Agreement”: the Canadian ABL Guarantee   and Collateral Agreement delivered to the Canadian Collateral Agent as of the Closing Date,   substantially in the form of Exhibit B-2, as the same may be amended, restated, supplemented,   waived or otherwise modified from time to time.   “Canadian Loan Parties”: the Canadian Borrowers and each Canadian   Subsidiary Guarantor; each individually, a “Canadian Loan Party”.   “Canadian Prime Rate”: for any day, the greater of (a) the annual rate of   interest announced from time to time by Royal Bank of Canada or such other Schedule I   Lender selected by the Administrative Agent from time to time as its “prime” reference rate   then in effect on such day for Canadian Dollar-denominated commercial loans made by it in   Canada, and (b) the annual rate of interest equal to the sum of (i) the Adjusted CDOR Rate   for an Interest Period of one month on such day, plus (ii) 0.75%.   “Canadian Prime Rate Loans”: Loans to which the rate of interest applicable is   based upon the Canadian Prime Rate.   19   10066032231008166793v315
“Canadian Qualified Loan Party”: each Canadian Borrower and each Canadian   Subsidiary Guarantor.   “Canadian Secured Parties”: the “Secured Parties” as defined in the Canadian   Guarantee and Collateral Agreement.   “Canadian Security Documents”: the collective reference to the Canadian   Guarantee and Collateral Agreement, each Blocked Account Agreement related to any   Canadian Blocked Account, and all other similar security documents hereafter delivered to the   Collateral Agent granting or perfecting a Lien on any asset or assets of any Person to secure   the respective obligations and liabilities of the Canadian Loan Parties hereunder and/or under   any of the other Loan Documents or to secure any guarantee of any such obligations and   liabilities, including any security documents executed and delivered or caused to be delivered to   the Collateral Agent pursuant to Subsection 7.9(a), 7.9(b) or 7.9(c), in each case, as amended,   restated, supplemented, waived or otherwise modified from time to time.   “Canadian Subsidiary”: any Restricted Subsidiary of the Parent Borrower that is   incorporated or organized under the laws of Canada or any province or territory thereof.   “Canadian Subsidiary Guarantor”: each Canadian Subsidiary (other than any   Canadian Borrower and any Excluded Subsidiary) which executes and delivers the Subsidiary   Guaranty, in each case, unless and until such time as the respective Canadian Subsidiary   Guarantor ceases to constitute a Canadian Subsidiary or is released from all of its obligations   under the Subsidiary Guaranty, in each case, in accordance with the terms and provisions   thereof.   “Capital Expenditures”: with respect to any Person for any period, the   aggregate of all expenditures by such Person and its consolidated Restricted Subsidiaries during   such period (exclusive of (i) expenditures made for Permitted Investments, (ii) expenditures   made for acquisitions permitted by Subsection 8.4, (iii) interest capitalized during such period   to the extent relating to Capital Expenditures or (iv) expenditures made with the proceeds of   any equity securities issued or capital contributions received, or Indebtedness incurred, by the   Parent Borrower or any of its consolidated Restricted Subsidiaries) that, in accordance with   GAAP, are required to be included as capital expenditures on a consolidated statement of cash   flows of such Person.   “Capital Stock”: as to any Person, any and all shares or units of, rights to   purchase, warrants or options for, or other equivalents of or interests in (however designated)   equity of such Person, including any Preferred Stock, but excluding any debt securities   convertible into such equity.   “Captive Insurance Subsidiary”: any Subsidiary of the Parent Borrower that is   subject to regulation as an insurance company (or any Subsidiary thereof).   “Cash Capped Incremental Facility”: as defined in the definition of “Maximum   Incremental Facilities Amount”.   20   10066032231008166793v315
“Cash Equivalents”: any of the following: (a) money, (b) securities issued or   fully guaranteed or insured by the United States of America, Canada, the United Kingdom,   Switzerland or a member state of the European Union or any agency or instrumentality of any   thereof, (c) time deposits, certificates of deposit or bankers’ acceptances of (i) any bank or   other institutional lender under this Agreement or the Cash Flow Facility or any affiliate thereof   or (ii) any commercial bank having capital and surplus in excess of $250,000,000 (or the   foreign currency equivalent thereof as of the date of such investment) and the commercial   paper of the holding company of which is rated at least A-2 or the equivalent thereof by S&P   or at least P-2 or the equivalent thereof by Moody’s (or, if at such time neither is issuing   ratings, a comparable rating of another nationally recognized rating agency), (d) repurchase   obligations with a term of not more than ten days for underlying securities of the types   described in clauses (b) and (c) above entered into with any financial institution meeting the   qualifications specified in clause (c)(i) or (c)(ii) above, (e) money market instruments,   commercial paper or other short-term obligations rated at least A-2 or the equivalent thereof   by S&P or at least P-2 or the equivalent thereof by Moody’s (or, if at such time neither is   issuing ratings, a comparable rating of another nationally recognized rating agency), (f)   investments in money market funds subject to the risk limiting conditions of Rule 2a-7 or any   successor rule of the SEC under the Investment Company Act of 1940, as amended, (g)   investment funds investing at least 90.0% of their assets in cash equivalents of the types   described in clauses (a) through (f) above (which funds may also hold cash pending investment   and/or distribution), (h) investments similar to any of the foregoing denominated in foreign   currencies approved by the Board of Directors, and (i) solely with respect to any Captive   Insurance Subsidiary, any investment that any such Person is permitted to make in accordance   with applicable law.   “Cash Flow Agent”: JPMorgan Chase Bank, N.A., in its capacity as   administrative agent and collateral agent under the Cash Flow Documents, or any successor   administrative agent and/or collateral agent under the Cash Flow Documents.   “Cash Flow Credit Agreement”: the Cash Flow Credit Agreement, dated as of   the Closing Date, among the Parent Borrower, the lenders party thereto from time to time and   JPMorgan Chase Bank, N.A., as administrative agent and collateral agent thereunder, as such   agreement may be amended, supplemented, waived or otherwise modified from time to time or   refunded, refinanced, restructured, replaced, renewed, repaid, increased or extended from time   to time (whether in whole or in part, whether with the original administrative agent and lenders   or other agents and lenders or otherwise, and whether provided under the original Cash Flow   Credit Agreement or other credit agreements or otherwise, unless such agreement or   instrument expressly provides that it is not intended to be and is not a Cash Flow Credit   Agreement hereunder). Any reference to the Cash Flow Credit Agreement hereunder shall be   deemed a reference to any Cash Flow Credit Agreement then in existence.   “Cash Flow Documents”: the “Loan Documents” as defined in the Cash Flow   Credit Agreement, as the same may be amended, restated, supplemented, waived or otherwise   modified from time to time or refunded, refinanced, restructured, replaced, renewed, repaid,   increased or extended from time to time (other than any agreement, document or instrument   that expressly provides that it is not intended to be and is not a Cash Flow Document).   21   10066032231008166793v315
“Cash Flow Facility”: the collective reference to the Cash Flow Credit   Agreement, any Cash Flow Documents, any notes and letters of credit issued pursuant thereto   and any guarantee and collateral agreement, patent, copyright and trademark security   agreements, mortgages, letter of credit applications and other guarantees, pledge agreements,   security agreements and collateral documents, and other instruments and documents, executed   and delivered pursuant to or in connection with any of the foregoing, in each case as the same   may be amended, restated, supplemented, waived or otherwise modified from time to time, or   refunded, refinanced, restructured, replaced, renewed, repaid, increased or extended from time   to time (whether in whole or in part, whether with the original agent and lenders or other   agents and lenders or otherwise, and whether provided under the original Cash Flow Credit   Agreement or one or more other credit agreements, indentures or financing agreements or   otherwise, unless such agreement, instrument or document expressly provides that it is not   intended to be and is not a Cash Flow Facility). Without limiting the generality of the   foregoing, the term “Cash Flow Facility” shall include any agreement (i) changing the maturity   of any Indebtedness incurred thereunder or contemplated thereby, (ii) adding Subsidiaries of the   Parent Borrower as additional borrowers or guarantors thereunder, (iii) increasing the amount   of Indebtedness incurred thereunder or available to be borrowed thereunder or (iv) otherwise   altering the terms and conditions thereof.   “Cash Flow Facility Obligations”: obligations of the Loan Parties from time to   time arising under or in respect of the due and punctual payment of (i) the principal of and   premium, if any, and interest (including interest accruing during (or that would accrue but for)   the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless   of whether allowed or allowable in such proceeding) on the Cash Flow Loans, when and as   due, whether at maturity, by acceleration, upon one or more dates set for prepayment or   otherwise and (ii) all other monetary obligations, including fees, costs, expenses and   indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including   monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership   or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of   the Loan Parties under the Cash Flow Credit Agreement and the other Cash Flow Documents.   “Cash Flow Loans”: the loans borrowed under the Cash Flow Facility.   “Cash Flow Priority Collateral”: as defined in the ABL/Cash Flow Intercreditor   Agreement, whether or not the same remains in full force and effect.   “Cash Flow Priority Obligations”: (i) the Cash Flow Facility Obligations and   (ii) the Additional Obligations, Permitted Debt Exchange Notes, Rollover Indebtedness and   refinancing Indebtedness in respect of the Indebtedness described in this clause (ii) (other than   any such Additional Obligations, Permitted Debt Exchange Notes, Rollover Indebtedness and   refinancing Indebtedness that are unsecured or secured by a Lien ranking junior to the Lien   securing the Cash Flow Facility Obligations) secured by a first priority security interest in the   Cash Flow Priority Collateral and a second priority security interest in the ABL Priority   Collateral, collectively.   22   10066032231008166793v315

“Cash Management Arrangements”: any agreement or arrangement relating to   any service provided pursuant to a Bank Products Agreement.   “Cash Management Party”: any Bank Products Affiliate party to a Bank   Products Agreement.   “CD&R”: Clayton, Dubilier & Rice, LLC and any successor in interest thereto,   and any successor to its investment management business.   “CD&R Expense Reimbursement Agreement”: the Expense Reimbursement   Agreement, dated as of the Closing Date, by and among Topco, Atrium W&D, Ply Gem   Industries and CD&R, pursuant to which CD&R shall be entitled to expense reimbursement   from Topco, Atrium W&D and Ply Gem Industries for certain consulting services, as the same   may be amended, restated, supplemented, waived or otherwise modified from time to time so   long as such amendment, supplement, waiver or modification complies with this Agreement   (including Subsection 8.11 (for the avoidance of doubt, other than by reason of Subsection   8.11(e))).   “CD&R Fund X”: Clayton, Dubilier & Rice Fund X, L.P., a Cayman Islands   exempted limited partnership, and any successor in interest thereto.   “CD&R Indemnification Agreement”: the Indemnification Agreement, dated as   of the Closing Date, by and among Topco, Atrium W&D, Ply Gem Industries, certain CD&R   Investors and CD&R and the other parties thereto, as the same may be amended, restated,   supplemented, waived or otherwise modified from time to time.   “CD&R Investors”: collectively, (i) CD&R Fund X, (ii) Clayton, Dubilier &   Rice Fund X-A, L.P., a Cayman Islands exempted limited partnership, and any successor in   interest thereto, (iii) CD&R Advisor Fund X, L.P., a Cayman Islands exempted limited   partnership, and any successor in interest thereto, (iv) CD&R Associates X, L.P., a Cayman   Islands exempted limited partnership, and any successor in interest thereto, (v) CD&R   Investment Associates X, Ltd., a Cayman Islands exempted company, and any successor in   interest thereto, (vi) CD&R Pisces Holdings, L.P., a Cayman Islands exempted limited   partnership, and any successor in interest thereto and (vii) any Affiliate of any CD&R Investor   identified in clauses (i) through (vi) of this definition.   “CDOR Rate”: as defined in the definition of “BA Rate” in this Subsection 1.1;   provided that in no event shall the CDOR Rate be less than 0.00%.   “CDOR Screen Rate”: on any day for the relevant Interest Period, the annual   rate of interest equal to the average rate applicable to Canadian dollar Canadian bankers’   acceptances for the applicable period that appears on the CDOR page of the Thomson Reuters   screen (or, in the event such rate does not appear on such page or screen, on any successor or   substitute page or screen that displays such rate, or on the appropriate page of such other   information service that publishes such rate from time to time, as selected by the Administrative   Agent in its reasonable discretion as consented to by the Borrower Representative), rounded to   the nearest 1/100th of 1% (with .005% being rounded up), at approximately 10:15 a.m.,   23   10066032231008166793v315
Toronto, Ontario time, two Business Days prior to the commencement of such Interest Period   (as adjusted by the Administrative Agent after 10:00 a.m. Toronto, Ontario time to reflect any   error in the posted rate of interest or in the posted average annual rate of interest). If the   CDOR Screen Rate shall be less than 0.00%, the CDOR Screen Rate shall be deemed to be   0.00% for purposes of this Agreement.   If at any time the Administrative Agent determines (which determination shall be   conclusive absent manifest error) that (i) the circumstances set forth in Subsection 4.7 have   arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in   Subsection 4.7 have not arisen but the supervisor for the administrator of the CDOR Screen   Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made   a public statement identifying a specific date after which the CDOR Screen Rate shall no   longer be used or be representative for determining interest rates for loans in Canadian Dollars,   then, at the Borrower Representative’s request, the Administrative Agent and the Borrower   Representative shall endeavor to establish an alternate rate of interest to the CDOR Screen   Rate that gives due consideration to the then prevailing market convention for determining a   rate of interest for Canadian Dollar loans for syndicated loans in the United States at such   time, and shall enter into an amendment to this Agreement to reflect such alternate rate of   interest and such other related changes to this Agreement, including Benchmark Replacement   Conforming Changes, as may be applicable (including amendments to the Applicable Margin to   preserve the terms of the economic transactions initially agreed to among the Borrowers, on   the one hand, and the Lenders on the other hand (including with respect to impact of any   “floors”)). Notwithstanding anything to the contrary herein, such amendment shall become   effective without any further action or consent of any other party to this Agreement.   “Central Bank Rate”: the greater of (A) (i) for any Loan denominated in   (a) Euro, a rate per annum equal to the greatest of: (1) the fixed rate for the main refinancing   operations of the European Central Bank (or any successor thereto), or, if that rate is not   published, the minimum bid rate for the main refinancing operations of the European Central   Bank, each as published by the European Central Bank from time to time; (2) the rate for the   marginal lending facility of the European Central Bank, as published by the European Central   Bank from time to time; or (3) the rate for the deposit facility of the central banking system of   the Participating Member States, as published by the European Central Bank from time to time   and (b) any other Designated Foreign Currency, a central bank rate as determined by the   Administrative Agent in its reasonable discretion, as consented to by the Borrower   Representative, plus (ii) the applicable Central Bank Rate Adjustment; and (B) 0.00%.   “Central Bank Rate Adjustment”: for any day, for any Loan denominated in   (a) Euro, a rate equal to the difference (which may be a positive or negative value or zero) of   (i) the average of the Eurocurrency Rate for the five most recent Business Days preceding such   day for which the EURIBOR Screen Rate was available (excluding, from such averaging, the   highest and the lowest Eurocurrency Rate applicable during such period of five Business Days)   minus (ii) the Central Bank Rate in respect of Euro in effect on the last Business Day in such   period and (b) any other Designated Foreign Currency, a Central Bank Rate Adjustment as   determined by the Administrative Agent in its reasonable discretion as consented to by the   Borrower Representative. For purposes of this definition, (x) the term Central Bank Rate shall   24   10066032231008166793v315
be determined disregarding clause (B) of the definition of such term and (y) the Eurocurrency   Rate on any day shall be based on the EURIBOR Screen Rate on such day at approximately   the time referred to in the definition of such term for deposits in Euro for a maturity of one   month (or, in the event the EURIBOR Screen Rate for deposits in Euro is not available for   such maturity of one month, shall be based on the Interpolated Rate, as of such time); provided   that if such rate shall be less than 0.00%, such rate shall be deemed to be 0.00%.   “Central Bank Rate Loans”: Loans to which the rate of interest applicable is   based upon the Central Bank Rate.   “Change in Law”: as defined in Subsection 4.11(a).   “Change of Control”: (a) (x) the Permitted Holders shall in the aggregate be   the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act as in   effect on the Closing Date) of (A) so long as the Parent Borrower is a Subsidiary of any   Parent Entity, shares or units of Voting Stock having less than 35.0% of the total voting   power of all outstanding shares of such Parent Entity (other than a Parent Entity that is a   Subsidiary of another Parent Entity) and (B) if the Parent Borrower is not a Subsidiary of any   Parent Entity, shares or units of Voting Stock having less than 35.0% of the total voting   power of all outstanding shares of the Parent Borrower and (y) any “person” or “group” (as   such terms are used in Sections 13(d) and 14(d) of the Exchange Act as in effect on the   Closing Date), other than one or more Permitted Holders, shall be the “beneficial owner” of   (A) so long as the Parent Borrower is a Subsidiary of any Parent Entity, shares or units of   Voting Stock having more than 35.0% of the total voting power of all outstanding shares of   such Parent Entity (other than a Parent Entity that is a Subsidiary of another Parent Entity) and   (B) if the Parent Borrower is not a Subsidiary of any Parent Entity, shares or units of Voting   Stock having more than 35.0% of the total voting power of all outstanding shares of the   Parent Borrower; (b) so long as the Capital Stock of the Parent Borrower is not listed on a   nationally recognized stock exchange in the U.S. (whether through a Qualified IPO or   otherwise), Holdings (and any Successor Holding Company pursuant to and as defined in   Subsection 9.16(e) of the U.S. Guarantee and Collateral Agreement) shall cease to own,   directly or indirectly, 100.0% of the Capital Stock of the Parent Borrower (or any Successor   Borrower); or (c) a “Change of Control” (or comparable term) as defined in the Cash Flow   Credit Agreement or the Senior Notes Indenture, in each case then in existence relating to   Indebtedness and unused commitments thereunder in an aggregate principal amount equal to or   greater than $75,000,000. Notwithstanding anything to the contrary in the foregoing, the   Transactions shall not constitute or give rise to a Change of Control.   “Chattel Paper”: chattel paper (as such term is defined in Article 9 of the UCC   or (to the extent governed thereby) the PPSA).   “Claim”: as defined in Subsection 11.6(h)(iv).   “Closing Date”: the date on which all the conditions precedent set forth in   Subsection 6.1 shall be satisfied or waived, which date, for the avoidance of doubt, shall be   April 12, 2018.   25   10066032231008166793v315
“Closing Date Material Adverse Effect”: a “Company Material Adverse Effect”   (as defined in the Pisces Acquisition Agreement).   “Code”: the Internal Revenue Code of 1986, as amended from time to time.   “Collateral”: all assets of the Loan Parties, now owned or hereafter acquired,   upon which a Lien is purported to be created by any Security Document.   “Collateral Access Agreement”: as defined in the definition of “Eligible   Inventory” in this Subsection 1.1.   “Collateral Agent”: as defined in the Preamble hereto, and shall include any   successor to the Collateral Agent appointed pursuant to Subsection 10.9.   “Collateral Representative”: (i) in respect of the ABL/Cash Flow Intercreditor   Agreement, the ABL Collateral Representative (as defined therein, with respect to ABL   Priority Collateral) and the Cash Flow Collateral Representative (as defined therein, with   respect to Cash Flow Priority Collateral), (ii) if any Junior Lien Intercreditor Agreement is then   in effect, the Senior Priority Representative (as defined therein) and (iii) if any Other   Intercreditor Agreement is then in effect, the Person acting as representative for the Collateral   Agent and the Secured Parties thereunder for the applicable purpose contemplated by this   Agreement and the U.S. Guarantee and Collateral Agreement.   “Commitment”: as to any Lender, its U.S.FILO Facility Commitment and/or its   Canadian FacilityRevolving Credit Commitment, as the context may require. The original   amount of the aggregate Commitments of the Lenders is $611,000,000as of the Seventh   Amendment Effective Date is $945,000,000.   “Commitment Percentage”: as to any Lender, its Canadian Facility Commitment   Percentage and/or, U.S. Facility Commitment Percentage and/or FILO Facility Commitment   Percentage, as the context may require.   “Commitment Period”: the period from and including the Closing Date to but   not including the Termination Date, or such earlier date as the Revolving Credit Commitments   shall terminate as provided herein.   “Committed Lenders”: UBS AG, Stamford Branch, JPMorgan Chase Bank,   N.A., Deutsche Bank AG New York Branch, Barclays Bank PLC, Goldman Sachs Bank USA,   Bank of America, N.A., Royal Bank of Canada, Jefferies Finance LLC, MUFG Union Bank,   N.A., Natixis, New York Branch, Société Générale and Crédit Agricole Corporate and   Investment Bank.   “Commodities Agreement”: in respect of a Person, any commodity futures   contract, forward contract, option or similar agreement or arrangement (including derivative   agreements or arrangements), as to which such Person is a party or beneficiary.   “Commonly Controlled Entity”: an entity, whether or not incorporated, that is   under common control with the Parent Borrower within the meaning of Section 4001 of   26   10066032231008166793v315

ERISA or is part of a group that includes the Parent Borrower and that is treated as a single   employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of   ERISA and Section 412 of the Code, is treated as a single employer under Sections 414(m)   and (o) of the Code.   “Compliance Certificate”: as defined in Subsection 7.2(b).   “Compliance Period”: any period commencing upon any determination by the   Administrative Agent that Specified Availability on any day is less than 10.0% of Availability at   such time; provided that the Administrative Agent has notified the Borrower Representative   thereof. The Compliance Period shall be deemed continuing notwithstanding that Specified   Availability may thereafter exceed the amount set forth in the preceding sentence unless and   until for 20 consecutive days Specified Availability exceeds 10.0% of Availability at such time,   in which event a Compliance Period shall no longer be deemed to be continuing.   “Concentration Account”: any concentration account maintained by any   Qualified Loan Party (other than any such concentration account if (i) such concentration   account is an Excluded Account or (ii) all of the funds and other assets owned by a Qualified   Loan Party held in such concentration account are excluded from the Collateral pursuant to any   Security Document, including Excluded Assets) into which the funds in any DDA are   transferred on a periodic basis as provided for in Subsection 4.16(b). All funds in any   Concentration Account shall be conclusively presumed to be Collateral and proceeds of   Collateral and the Agents and the Lenders shall have no duty to inquire as to the source of the   amounts on deposit in such Concentration Account, subject to the Security Documents, the   ABL/Cash Flow Intercreditor Agreement, any Junior Lien Intercreditor Agreement or any   Other Intercreditor Agreement.   “Conduit Lender”: any special purpose corporation organized and administered   by any Lender for the purpose of making Loans otherwise required to be made by such Lender   and designated by such Lender in a written instrument delivered to the Administrative Agent (a   copy of which shall be provided by the Administrative Agent to the Borrower Representative   on request); provided that the designation by any Lender of a Conduit Lender shall not relieve   the designating Lender of any of its obligations under this Agreement, including its obligation   to fund a Loan if, for any reason, its Conduit Lender fails to fund any such Loan, and the   designating Lender (and not the Conduit Lender) shall have the sole right and responsibility to   deliver all consents and waivers required or requested under this Agreement with respect to its   Conduit Lender, and provided, further, that no Conduit Lender shall (a) be entitled to receive   any greater amount pursuant to any provision of this Agreement, including Subsection 4.10,   4.11, 4.12 or 11.5, than the designating Lender would have been entitled to receive in respect   of the extensions of credit made by such Conduit Lender if such designating Lender had not   designated such Conduit Lender hereunder, (b) be deemed to have any Commitment or (c) be   designated if such designation would otherwise increase the costs of any Facility to any   Borrower.   27   10066032231008166793v315
“Confidential Information Memorandum”: that certain Confidential Information   Memorandum furnished to the lenders under the Cash Flow Credit Agreement on or about   March 16, 2018.   “Consolidated EBITDA”: for any period, the Consolidated Net Income for such   period, plus (w) the following to the extent deducted in calculating such Consolidated Net   Income, without duplication: (i) the provision for all taxes (whether or not paid, estimated or   accrued) based on income, profits or capital (including penalties and interest, if any), (ii)   Consolidated Interest Expense, and to the extent not reflected in Consolidated Interest   Expense, costs of surety bonds in connection with financing activities, (iii) depreciation, (iv)   amortization (including but not limited to amortization of goodwill and intangibles and   amortization and write-off of financing costs), (v) any non-cash charges or non-cash losses, (vi)   any expenses or charges related to any equity offering, acquisition or other Investment or   Indebtedness permitted by this Agreement (whether or not consummated or incurred, and   including any offering or sale of Capital Stock of a Parent Entity to the extent the proceeds   thereof were contributed, or if not consummated, were intended to be contributed to the equity   capital of the Parent Borrower or any of its Restricted Subsidiaries), (vii) the amount of any   loss attributable to non-controlling interests, (viii) all deferred financing costs written off and   premiums paid in connection with any early extinguishment of Indebtedness or Hedging   Obligations or other derivative instruments, (ix) any management, monitoring, consulting and   advisory fees and related expenses paid to CD&R, Golden Gate or Kenner or any of their   respective Affiliates, (x) interest and investment income, (xi) the amount of loss on any   Financing Disposition (as defined in the Cash Flow Credit Agreement), (xii) any costs or   expenses pursuant to any management or employee stock option or other equity-related plan,   program or arrangement, or other benefit plan, program or arrangement, or any equity   subscription or equityholder agreement, (xiii) the amount of any pre-opening losses attributable   to any newly opened location within 12 months of the opening of such location, (xiv) net out-   of-pocket costs and expenses related to the acquiring of inventory of a prior supplier of a   company in connection with becoming a provider to such company, (xv) any expenses incurred   in connection with any plant shutdown and (xvi) the amount of any payments made pursuant to   the Ply Gem Tax Receivable Agreement, plus (x) the amount of net cost savings projected by   the Parent Borrower in good faith to be realized as the result of actions taken or to be taken   on or prior to the Closing Date or within 18 months of the Closing Date in connection with   the Transactions, or within 18 months of the initiation or consummation of any operational   change, or within 18 months of the consummation of any applicable acquisition or cessation of   operations (in each case, calculated on a Pro Forma Basis), net of the amount of actual   benefits realized during such period from such actions; provided that (other than with respect   to cost savings attributable to the Transactions and reflected in any of (i) the Sponsor’s   financial model, dated as of January 24, 2018, (ii) the Quality of Earnings report of   PricewaterhouseCoopers LLP related to the Atlas Acquisition, dated as of January 22, 2018,   (iii) the Quality of Earnings report of PricewaterhouseCoopers LLP related to the Pisces   Merger and combination with the Atrium Business, dated as of January 23, 2018, (iv) the   Alvarez & Marsal Update materials related to the 2x20 Cost Reduction Initiative for the Ply   Gem Business, dated as of January 25, 2018, or (v) the Confidential Information   Memorandum) the aggregate amount of cost savings added pursuant to this clause (x) shall not   exceed 25.0% of Consolidated EBITDA for any period of four consecutive Fiscal Quarters   28   10066032231008166793v315
(calculated after giving effect to any adjustment pursuant to this clause (x) and the definition of   “Pro Forma Basis” for such period), plus (y) without duplication of any item in the preceding   clause (w) or (x), additions of the type reflected in any of (i) the Sponsor’s financial model,   dated as of January 24, 2018, (ii) the Quality of Earnings report of PricewaterhouseCoopers   LLP related to the Atlas Acquisition, dated as of January 22, 2018, (iii) the Quality of Earnings   report of PricewaterhouseCoopers LLP related to the Pisces Merger and combination with the   Atrium Business, dated as of January 23, 2018, or (iv) the Alvarez & Marsal Update materials   related to the 2x20 Cost Reduction Initiative for the Ply Gem Business, dated as of January 25,   2018, plus (z) only with respect to determining compliance with Subsection 8.1, any Specified   Equity Contribution.   “Consolidated Fixed Charge Coverage Ratio”: as of the last day of the Most   Recent Four Quarter Period, the ratio of (a) (i) Consolidated EBITDA for such period minus   (ii) the unfinanced portion of all Capital Expenditures (excluding any Capital Expenditure made   in an amount equal to all or part of the proceeds, applied within 18 months of receipt thereof,   of (x) any casualty insurance, condemnation or eminent domain or (y) any sale of assets (other   than Inventory)) of the Parent Borrower and its consolidated Restricted Subsidiaries during   such period, to (b) the sum, without duplication, of (i) Debt Service Charges payable in cash   by the Parent Borrower and its consolidated Restricted Subsidiaries during such period plus   (ii) federal, state and foreign income taxes paid in cash by the Parent Borrower and its   consolidated Restricted Subsidiaries (net of refunds received) for the period of four full Fiscal   Quarters ending on such date plus (iii) cash paid by the Parent Borrower during the relevant   period pursuant to clauses (c) and (h) of Subsection 8.3.   “Consolidated Interest Expense”: for any period, an amount equal to   (a) interest expense (accrued and paid or payable in cash for such period, and in any event   excluding any amortization or write-off of discount, premium or other financing costs) on   Indebtedness of the Parent Borrower and its consolidated Restricted Subsidiaries for such   period minus (b) interest income (accrued and received or receivable in cash for such period)   of the Parent Borrower and its consolidated Restricted Subsidiaries for such period, in each   case determined on a Consolidated basis in accordance with GAAP; provided that for purposes   of calculating the Consolidated Fixed Charge Coverage Ratio for any period or portion of a   period of four Fiscal Quarters ending on or prior to the first anniversary of the Closing Date,   Consolidated Interest Expense shall be calculated by reference to the actual amount of   Consolidated Interest Expense as disclosed in the financial statements delivered pursuant to   Subsection 7.1(a) or 7.1(b) and/or compliance certificates delivered pursuant to Subsection   7.2(b) for the period from the Closing Date to the last day of the relevant Fiscal Quarter at the   end of the applicable test period divided by the number of days from the Closing Date to the   last day of such Fiscal Quarter and multiplied by 365 and, provided, further, that for purposes   of calculating the Consolidated Fixed Charge Coverage Ratio for any period prior to delivery   of financial statements pursuant to Subsection 7.1(a) or 7.1(b) for the first Fiscal Quarter   following the Closing Date, Consolidated Interest Expenses shall be as determined by the   Borrower Representative in good faith and certified to the Administrative Agent in a form   reasonably acceptable to the Administrative Agent.   29   10066032231008166793v315
“Consolidated Net Income”: for any period, the net income (loss) of the Parent   Borrower and its Restricted Subsidiaries, determined on a Consolidated basis in accordance   with GAAP and before any reduction in respect of Preferred Stock dividends; provided that,   without duplication, there shall not be included in such Consolidated Net Income:   (i) any net income (loss) of any Person if such Person is not the Parent   Borrower or a Restricted Subsidiary, except that the Parent Borrower’s or any Restricted   Subsidiary’s net income for such period shall be increased by the aggregate amount actually   dividended or distributed or that (as determined by the Parent Borrower in good faith, which   determination shall be conclusive) could have been dividended or distributed by such Person   during such period to the Parent Borrower or a Restricted Subsidiary as a dividend or other   distribution,   (ii) [reserved],   (iii) (x) any gain or loss realized upon the sale, abandonment or other   disposition of any asset of the Parent Borrower or any Restricted Subsidiary (including   pursuant to any sale/leaseback transaction) that is not sold, abandoned or otherwise disposed of   in the ordinary course of business (as determined by the Parent Borrower in good faith, which   determination shall be conclusive) and (y) any gain or loss realized upon the disposal,   abandonment or discontinuation of operations of the Parent Borrower or any Restricted   Subsidiary,   (iv) any extraordinary, unusual or nonrecurring gain, loss or charge (including   fees, expenses and charges (or any amortization thereof) associated with the Transactions or   any acquisition, merger or consolidation, whether or not completed), any severance, relocation,   consolidation, closing, integration, facilities opening, business optimization, transition or   restructuring costs, charges or expenses, any signing, retention or completion bonuses, and any   costs associated with curtailments or modifications to pension and post-retirement employee   benefit plans,   (v) the cumulative effect of a change in accounting principles,   (vi) all deferred financing costs written off and premiums paid in connection   with any early extinguishment of Indebtedness or Hedging Obligations or other derivative   instruments,   (vii) any unrealized gains or losses in respect of Hedging Agreements,   (viii) any unrealized foreign currency translation or transaction gains or losses,   including in respect of Indebtedness of any Person denominated in a currency other than the   functional currency of such Person,   (ix) any non-cash compensation charge arising from any grant of limited   liability company interests, stock, stock options or other equity based awards,   30   10066032231008166793v315

(x) to the extent otherwise included in Consolidated Net Income, any   unrealized foreign currency translation or transaction gains or losses, including in respect of   Indebtedness or other obligations of the Parent Borrower or any Restricted Subsidiary owing   to the Parent Borrower or any Restricted Subsidiary,   (xi) any non-cash charge, expense or other impact attributable to application   of the purchase or recapitalization method of accounting (including the total amount of   depreciation and amortization, cost of sales or other non-cash expense resulting from the write-   up of assets to the extent resulting from such purchase or recapitalization accounting   adjustments), non-cash charges for deferred tax valuation allowances and non-cash gains,   losses, income and expenses resulting from fair value accounting required by the applicable   standard under GAAP,   (xii) any impairment charge or asset write-off, including any charge or write-   off related to intangible assets, long-lived assets or investments in debt and equity securities,   and any amortization of intangibles,   (xiii) expenses related to the conversion of various employee benefit programs   in connection with the Transactions, and non-cash compensation related expenses,   (xiv) any fees and expenses (or amortization thereof), and any charges or   costs, in connection with any acquisition, Investment, Asset Sale, issuance of Capital Stock,   issuance, repayment or refinancing of Indebtedness, or amendment or modification of any   agreement or instrument relating to any Indebtedness (in each case, whether or not completed,   and including any such transaction consummated prior to the Closing Date),   (xv) to the extent covered by insurance and actually reimbursed (or the Parent   Borrower has determined that there exists reasonable evidence that such amount will be   reimbursed by the insurer and such amount is not denied by the applicable insurer in writing   within 180 days and is reimbursed within 365 days of the date of such evidence (with a   deduction in any future calculation of Consolidated Net Income for any amount so added back   to the extent not so reimbursed within such 365 day period)), any expenses with respect to   liability or casualty events or business interruption,   (xvi) any expenses, charges and losses in the form of earn-out obligations and   contingent consideration obligations (including to the extent accounted for as performance and   retention bonuses, compensation or otherwise) and adjustments thereof and purchase price   adjustments, in each case paid in connection with any acquisition, merger or consolidation or   Investment, and   (xvii) any expenses or reserves for liabilities to the extent that the Parent   Borrower or any Restricted Subsidiary is entitled to indemnification therefor under binding   agreements and is actually reimbursed (or the Parent Borrower has determined that there exists   reasonable evidence that such amount will be reimbursed by the indemnifying party and such   amount is not denied by the applicable indemnifying party in writing within 180 days and is   reimbursed within 365 days of the date of such evidence (with a deduction in any future   31   10066032231008166793v315
calculation of Consolidated Net Income for any amount so added back to the extent not so   reimbursed within such 365 day period)),   provided, further, that the exclusion of any item pursuant to the foregoing clauses (i) through   (xvii) shall also exclude the tax impact of any such item, if applicable.   In the case of any unusual or nonrecurring gain, loss or charge (other than any   unusual or nonrecurring gain, loss or charge related to the Transactions) not included in   Consolidated Net Income pursuant to clause (iv) above in any determination thereof (other   than a determination for purposes of Subsection 8.1), the Borrower will deliver a certificate of   a Responsible Officer to the Administrative Agent promptly after the date on which   Consolidated Net Income is so determined, setting forth the nature and amount of such unusual   or nonrecurring gain, loss or charge.   In addition, Consolidated Net Income for any period ending on or prior to the   Closing Date shall be determined based upon the net income (loss) reflected in (i) the   consolidated financial statements of Ply Gem Holdings for such period and (ii) the consolidated   financial statements of Atrium Corporation for such period, with pro forma effect being given   to the Transactions; and each Person that is a Restricted Subsidiary upon giving effect to the   Transactions shall be deemed to be a Restricted Subsidiary and the Transactions shall not   constitute a sale or disposition under clause (iii) above, for purposes of such determination.   “Consolidated Tangible Assets”: as of any date of determination, the total   assets less the sum of the goodwill and other intangible assets, in each case that is or would be   reflected on the consolidated balance sheet of the Parent Borrower as at the end of the Most   Recent Four Quarter Period, determined on a Consolidated basis in accordance with GAAP   (and, in the case of any determination relating to any incurrence of Indebtedness or Liens or   any Investment or any acquisition pursuant to Subsection 8.4, on a Pro Forma Basis, including   any property or assets being acquired in connection therewith).   “Consolidation”: the consolidation of the accounts of each of the Restricted   Subsidiaries with those of the Parent Borrower in accordance with GAAP; provided that   “Consolidation” will not include consolidation of the accounts of any Unrestricted Subsidiary,   but the interest of the Parent Borrower or any Restricted Subsidiary in any Unrestricted   Subsidiary will be accounted for as an investment. The term “Consolidated” has a correlative   meaning. For purposes of this Agreement for periods ending on or prior to the Closing Date,   references to the consolidated financial statements of the Parent Borrower shall be to (i) the   consolidated financial statements of Ply Gem Holdings for such period and (ii) the consolidated   financial statements of Atrium Corporation for such period, with pro forma effect being given   to the Transactions (with Subsidiaries that comprise the Ply Gem Business or the Atrium   Business that are Subsidiaries of the Parent Borrower after giving effect to the Transactions   being deemed Subsidiaries of the Parent Borrower), as the context may require.   “Contingent Obligation”: with respect to any Person, any obligation of such   Person guaranteeing any obligation that does not constitute Indebtedness (a “primary   obligation”) of any other Person (the “primary obligor”) in any manner, whether directly or   indirectly, including any obligation of such Person, whether or not contingent, (1) to purchase   32   10066032231008166793v315
any such primary obligation or any property constituting direct or indirect security therefor,   (2) to advance or supply funds (a) for the purchase or payment of any such primary obligation,   or (b) to maintain working capital or equity capital of the primary obligor or otherwise to   maintain the net worth or solvency of the primary obligor, or (3) to purchase property,   securities or services primarily for the purpose of assuring the owner of any such primary   obligation of the ability of the primary obligor to make payment of such primary obligation   against loss in respect thereof.   “Contractual Obligation”: as to any Person, any provision of any material   security issued by such Person or of any material agreement, instrument or other undertaking   to which such Person is a party or by which it or any of its property is bound.   “Core Concentration Accounts”: as defined in Subsection 4.16(c)(ii).   “Covered Entity”: any of the following:   (i) a “covered entity” as that term is defined in, and interpreted in   accordance with, 12 C.F.R. § 252.82(b);   (ii) a “covered bank” as that term is defined in, and interpreted in   accordance with, 12 C.F.R. § 47.3(b); or   (iii) a “covered FSI” as that term is defined in, and interpreted in accordance   with, 12 C.F.R. § 382.2(b).   “Covered LiabilityLiabilities”: as defined in Subsection 11.23.   “Covered Party”: as defined in Subsection 11.24(a).   “Credit Agreement Refinancing Indebtedness”: any secured Indebtedness   incurred or otherwise obtained by the Borrowers under and in accordance with the terms of   this Agreement in the form of revolving commitments or term loans in exchange for, or to   extend, renew, replace or refinance, in whole or part, existing ABL Term Loans, outstanding   Revolving Credit Loans, outstanding FILO Facility Revolving Credit Loans or Commitments   hereunder (including any successive Credit Agreement Refinancing Indebtedness obtained   pursuant to a prior Refinancing Amendment) (“Refinanced Debt”); provided that:   (a) such Refinanced Debt shall be repaid and the commitments with respect   thereto terminated and all accrued interest, fees and premiums (if any) in connection therewith   shall be paid, on the date such Credit Agreement Refinancing Indebtedness is issued, incurred   or obtained; provided that to the extent that such Refinanced Debt consists, in whole or in   part, of Commitments or, Other Revolving Credit Commitments or Other FILO Commitments   (or Revolving Credit Loans, FILO Facility Revolving Credit Loans, Other Revolving Credit   Loans, Other FILO Loans or Swingline Loans incurred pursuant to any Commitments or,   Other Revolving Credit Commitments or Other FILO Commitments), such Commitments,   Other Revolving Credit Commitments), such Commitments or Other Revolving CreditFILO   Commitments, as applicable, shall be terminated, the proceeds of such Credit Agreement   33   10066032231008166793v315
Refinancing Indebtedness shall be applied to the prepayment of outstanding ABL Term Loans,   outstanding Revolving Credit Loans, outstanding FILO Facility Revolving Credit Loans or   reduction of Commitments in respect of the Revolving Credit Facility, FILO Facility or other   FILO Tranche being so refinanced on a pro rata basis within each Tranche being refinanced   and all accrued fees in connection therewith shall be paid, on the date such Credit Agreement   Refinancing Indebtedness is issued, incurred or obtained; and   (b) such Indebtedness (including, if such Indebtedness includes any Other   Revolving Credit Commitments or Other FILO Commitments, the unused portion of such   Other Revolving Credit Commitments or such Other FILO Commitments, as applicable) shall:   (i) be governed by the terms of this Agreement (as amended by any   Refinancing Amendment) and the other Loan Documents and no other loan agreement,   note purchase agreement or other similar agreement and the Lenders with respect to   such Indebtedness shall execute an assumption agreement, reasonably satisfactory to the   Administrative Agent, pursuant to which such Lenders agree to be bound by the terms   of this Agreement as Lenders; provided that the terms and conditions of such   Indebtedness (as amended by such Refinancing Amendment but excluding pricing and   optional prepayment or redemption terms) shall be substantially similar to, or (taken as   a whole) not more favorable to the investors providing such Indebtedness than the   terms and conditions of the applicable Refinanced Debt as reasonably determined by the   Borrower Representative in good faith (which determination shall be conclusive) (except   with respect to any terms (including covenants) and conditions contained in such   Indebtedness that are applicable only after the then Termination Date); provided,   further, that the terms and conditions applicable to such Indebtedness may provide for   any additional or different financial or other covenants or other provisions that are   agreed between the Borrower Representative and the applicable Lenders and applicable   only during periods after the Termination Date that is in effect on the date such Credit   Agreement Refinancing Indebtedness is incurred or obtained,   (ii) be in an original aggregate principal amount not greater than the   aggregate principal amount of the Refinanced Debt except by any amount equal to   unpaid accrued interest and premium (including applicable prepayment penalties)   thereon plus underwriting discounts, original issue discount, commissions, fees and   other costs and expenses incurred in connection therewith (and, in the case of   Refinanced Debt consisting, in whole or in part, of unused Commitments or, Other   Revolving Credit Commitments or Other FILO Commitments, the amount thereof),   (iii) not mature or have scheduled amortization or commitment reductions, as   applicable, sooner or greater than the same under such Refinanced Debt and not be   subject to mandatory redemption, repurchase, prepayment or sinking fund obligation   (except customary prepayments with respect to lender exposure or outstandings   exceeding commitments or the borrowing base and customary asset sale or change of   control provisions), in each case prior to the Termination Date,   (iv) only be secured by assets consisting of Collateral on a pari passu basis   (but without regard to the control of remedies) with the Obligations and not be secured   34   10066032231008166793v315

by any property or assets of Holdings, the Borrowers or any Restricted Subsidiary other   than the Collateral; provided that such Obligations (including the Credit Agreement   Refinancing Indebtedness) shall be secured by the Security Documents and the Lenders   with respect to such Credit Agreement Refinancing Indebtedness shall have authorized   the Collateral Agent to act as their Agent to take any action with respect to any   applicable Collateral or Security Documents which may be necessary to perfect and   maintain perfected the security interest in and liens upon the Collateral granted pursuant   to the Security Documents,   (v) rank pari passu in right of payment and of security with the Refinanced   Debt (including being entitled to the benefits of the same place in the waterfall as the   Refinanced Debt) and at any time that a Default or an Event of Default exists, all   prepayments of Other ABL Term Loans and Other Revolving Credit Loans (other than   in respect of anythe FILO Facility or any other applicable FILO Tranche) shall be made   on a pro rata basis,   (vi) be part of, and count against, the Borrowing Base or FILO Borrowing   Base, as applicable, on the same basis as the Refinanced Debt, and   (vii) not refinance the commitments in respect of anythe FILO Facility or any   other applicable FILO Tranche unless (1) the Loans comprising suchthe FILO Facility   or such other FILO Tranche are the only Loans outstanding and (2) the Revolving   Credit Commitments for the Revolving Credit Facility (for the avoidance of doubt,   excluding the FILO Facility or such FILO Tranche) have been terminated.   “Credit Card Agreements”: all agreements now or hereafter entered into by any   Qualified Loan Party for the benefit of a Qualified Loan Party, in each case with any Credit   Card Issuer or any Credit Card Processor, as the same now exist or may hereafter be amended,   restated, modified, supplemented, extended, renewed, restated or replaced.   “Credit Card Issuer”: any of the credit card issuers listed on Schedule 1.1(b),   and any other credit card issuer reasonably acceptable to the Administrative Agent.   “Credit Card Notification”: collectively, the notices to Credit Card Issuers or   Credit Card Processors who are parties to Credit Card Agreements, which Credit Card   Notifications shall require the ACH or wire transfer no less frequently than each Business Day   (and whether or not there are then any outstanding Obligations) of all payments due from   Credit Card Processors to (i) a DDA, (ii) a Concentration Account, or (iii) any other deposit   account in the United States with respect to which a control agreement is in place between the   applicable Qualified Loan Party, the applicable depositary institution and the Administrative   Agent or the Collateral Agent (or over which any such Agent has “control” whether or not   pursuant to a control agreement).   “Credit Card Processor”: any of the credit card processors or clearinghouses   listed on Schedule 1.1(c), and any other credit card processor or clearinghouse reasonably   acceptable to the Administrative Agent.   35   10066032231008166793v315
“Credit Card Receivables”: collectively, (a) all present and future rights of the   Qualified Loan Parties to payment from any Credit Card Issuer, Credit Card Processor or other   third party arising from sales of goods or rendition of services to customers who have   purchased such goods or services using a credit or debit card and (b) all present and future   rights of the Qualified Loan Parties to payment from any Credit Card Issuer, Credit Card   Processor or other third party in connection with the sale or transfer of Accounts arising   pursuant to the sale of goods or rendition of services to customers who have purchased such   goods or services using a credit card or a debit card, including, but not limited to, all amounts   at any time due or to become due from any Credit Card Issuer or Credit Card Processor under   the Credit Card Agreements or otherwise, in each case above calculated net of prevailing   interchange charges and net of billing for interest, fees or late charges.   “Cure Amount”: as defined in Subsection 9.3(a).   “Cured Default”: as defined in Subsection 1.2(b).   “Currency Agreement”: in respect of a Person, any foreign exchange contract,   currency swap agreement or other similar agreement or arrangements (including derivative   agreements or arrangements), as to which such Person is a party or a beneficiary.   “Customary Permitted Liens”: (a) Liens for taxes, assessments and similar   charges or claims that are not yet delinquent or the nonpayment of which in the aggregate   would not reasonably be expected to have a Material Adverse Effect, or which are being   contested in good faith by appropriate proceedings and adequate reserves with respect thereto   are maintained on the books of the Parent Borrower or its Restricted Subsidiaries, as the case   may be, in conformity with GAAP;   (b) Liens with respect to outstanding motor vehicle fines, liens of landlords   or of mortgagees of landlords arising by statute and liens of suppliers, mechanics, carriers,   materialmen, warehousemen or workmen and other liens imposed by law created in the   ordinary course of business for amounts not known to be overdue for a period of more than 60   days or that are being contested in good faith by appropriate proceedings and with respect to   which adequate reserves or other appropriate provisions are being maintained to the extent   required by GAAP;   (c) deposits made in the ordinary course of business in connection with   workers’ compensation, unemployment insurance or other types of social security benefits or   other insurance related obligations (including pledges or deposits securing liability to insurance   carriers under insurance or self-insurance arrangements);   (d) encumbrances arising by reason of zoning restrictions, easements,   licenses, reservations, covenants, rights-of-way, utility easements, building restrictions and other   similar encumbrances on the use of real property not materially detracting from the value of   such real property or not materially interfering with the ordinary conduct of the business   conducted and proposed to be conducted at such real property;   36   10066032231008166793v315
(e) encumbrances arising under leases or subleases, licenses or sublicenses,   or occupancy agreements with respect to real property, whether or not of record and whether   now in existence or hereafter entered into, that do not, in the aggregate over all such   encumbrances, materially detract from the value of such real property or interfere with the   ordinary conduct of the business conducted and proposed to be conducted at such real   property;   (f) financing statements with respect to a lessor’s rights in and to personal   property leased to such Person in the ordinary course of such Person’s business;   (g) Liens, pledges or deposits securing the performance of (x) bids, contracts   (other than for borrowed money), obligations for utilities, leases and statutory or regulatory   obligations, or (y) performance, bid, surety, appeal, judgment, replevin and similar bonds, other   surety arrangements, and other similar obligations, all in, or relating to liabilities or obligations   incurred in, the ordinary course of business;   (h) Liens arising by reason of any judgment, decree or order of any court or   other Governmental Authority, unless the judgment, decree or order it secures has not, within   30 days after entry of such judgment, been discharged or execution stayed pending appeal, or   has not been discharged within 30 days after the expiration of any such stay;   (i) Liens existing on assets or properties at the time of the acquisition   thereof by the Parent Borrower or any of its Restricted Subsidiaries which do not materially   interfere with the use, occupancy, operation and maintenance of structures existing on the   property subject thereto or extend to or cover any assets or properties of the Parent Borrower   or such Restricted Subsidiary other than the assets or property being acquired;   (j) Liens on goods in favor of customs and revenue authorities arising as a   matter of law to secure customs duties in connection with the importation of such goods; and   (k) undetermined or inchoate Liens and charges arising or potentially arising   under statutory provisions which have not at the time been filed or registered in accordance   with applicable law or of which written notice has not been duly given in accordance with   applicable law or which although filed or registered, relate to obligations not due or delinquent,   including without limitation statutory Liens incurred, or pledges or deposits made, under   worker’s compensation, employment insurance and other social security legislation.   “Daily Simple SOFR Rate”: for any day (a “SOFR Rate Day”), a rate per   annum equal to SOFR for the day that is five U.S. Government Securities Business Days prior   to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate   Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the   U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each   case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s   Website; provided, that if Daily Simple SOFR Rate determined as provided above shall ever be   less than, 0.00%, then Daily Simple SOFR Rate shall be deemed to be 0.00%.   37   10066032231008166793v315
If at any time the Administrative Agent determines (which determination shall be   conclusive absent manifest error) that (i) the circumstances set forth in Subsection 4.7 have   arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in   Subsection 4.7 have not arisen but the SOFR Administrator or a Governmental Authority   having jurisdiction over the Administrative Agent has made a public statement identifying a   specific date after which Daily Simple SOFR Rate shall no longer be used or be representative   for determining interest rates for loans in Dollars, then, at the Borrower Representative’s   request, the Administrative Agent and the Borrower Representative shall endeavor to establish   an alternate rate of interest to Daily Simple SOFR Rate that gives due consideration to the   then prevailing market convention for determining a rate of interest for syndicated loans in the   United States at such time, and shall enter into an amendment to this Agreement to reflect such   alternate rate of interest and such other related changes to this Agreement, including   Benchmark Replacement Conforming Changes, as may be applicable (including amendments to   the Applicable Margin to preserve the terms of the economic transactions initially agreed to   among the Borrowers, on the one hand, and the Lenders on the other hand). Notwithstanding   anything to the contrary herein, such amendment shall become effective without any further   action or consent of any other party to this Agreement.   “Daily Simple SOFR Rate Loan”: a Loan that bears interest at a rate based on   Daily Simple SOFR Rate.   “DDA”: any checking or other demand deposit bank account maintained by any   Qualified Loan Party (other than any such checking or other demand deposit account if (i) such   checking or other demand deposit account is an Excluded Account or (ii) all of the funds and   other assets owned by a Qualified Loan Party held in such checking or other demand deposit   account are excluded from the Collateral pursuant to any Security Document, including   Excluded Assets) into which the proceeds of ABL Priority Collateral are deposited or are   expected to be deposited. All funds in any DDA shall be conclusively presumed to be   Collateral and proceeds of Collateral and the Agents and the Lenders shall have no duty to   inquire as to the source of the amounts on deposit in such DDA, subject to the Security   Documents, the ABL/Cash Flow Intercreditor Agreement or any applicable Other Intercreditor   Agreement.   “Debt Financing”: the debt financing transactions contemplated under (a) the   Loan Documents, (b) the Cash Flow Documents and (c) the Senior Notes Documents, in each   case including any Interest Rate Agreements related thereto.   “Debt Obligations”: means, with respect to any Indebtedness, any principal,   premium (if any), interest (including interest accruing on or after the filing of any petition in   bankruptcy or for reorganization whether or not a claim for post-filing interest is allowed in   such proceedings), fees, charges, expenses, reimbursement obligations, other monetary   obligations of any nature and all other amounts payable thereunder or in respect thereof.   “Debt Service Charges”: for any period, the sum of (a) Consolidated Interest   Expense plus (b) scheduled principal payments required to be made (after giving effect to any   prepayments paid in cash that reduce the amount of such required payments) on account of   Indebtedness of the Parent Borrower and its consolidated Restricted Subsidiaries of the type   38   10066032231008166793v315

permitted by Subsections 8.13(a), 8.13(c) and (to the extent relating to any renewal, extension,   refinancing or refunding of the foregoing) 8.13(i)(ii) hereof, including the full amount of any   non-recourse Indebtedness (excluding the obligations hereunder, payments to reimburse any   drawings under any commercial letters of credit, and any payments on Indebtedness required to   be made on the final maturity date thereof, but including any obligations in respect of Financing   Leases) for such period, plus (c) scheduled mandatory payments on account of Disqualified   Capital Stock of the Parent Borrower and its consolidated Restricted Subsidiaries (whether in   the nature of dividends, redemption, repurchase or otherwise) required to be made during such   period, in each case determined on a consolidated basis in accordance with GAAP.   “Default”: any of the events specified in Subsection 9.1, whether or not any   requirement for the giving of notice (other than, in the case of Subsection 9.1(e), a Default   Notice), the lapse of time, or both, or any other condition specified in Subsection 9.1, has been   satisfied.   “Default Notice”: as defined in Subsection 9.1(e).   “Default Right”: the meaning assigned to that term in, and shall be interpreted   in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.   “Defaulting Lender”: subject to Subsection 4.15(g), any Lender or Agent whose   circumstances, acts or failure to act, whether directly or indirectly, cause it to meet any part of   the definition of “Lender Default”.   “Deposit Account”: any deposit account (as such term is defined in Article 9 of   the UCC) or to the extent governed by the PPSA, any account that is a checking or other form   of deposit account.   “Designated Cash Management Agreements”: Bank Products Agreements with   any Cash Management Party that are (i) secured by Liens on ABL Priority Collateral pursuant   to the Security Documents, and (ii) have been designated as a “Designated Cash Management   Agreement” by the Borrower Representative to the Administrative Agent in accordance with   Subsection 11.22; provided that each Bank Products Agreement listed on Schedule 1.1(h) shall   be deemed a “Designated Cash Management Agreement” on the Closing Date.   “Designated Cash Management Reserves”: such reserves as may be established   or modified by the Administrative Agent in accordance with Subsection 11.22 with respect to   anticipated monetary obligations under Designated Cash Management Agreements owing to any   Cash Management Party in the amount specified by the Borrower Representative in writing to   the Administrative Agent in a notice delivered pursuant to Subsection 11.22, which amount   shall, subject to the restrictions set forth in Subsection 11.22, be increased or decreased with   respect to any existing Designated Cash Management Agreement at any time upon further   written notice from the Borrower Representative to the Administrative Agent in accordance   with the last sentence of Subsection 11.22.   “Designated Foreign Currency”: Canadian Dollars, Euro or any other freely   available currency reasonably requested by the Borrower Representative and acceptable to the   39   10066032231008166793v315
Administrative Agent, any applicable Issuing Lender and each Revolving Credit Lender, or each   FILO Facility Lender, as applicable.   “Designated Hedging Agreements”: Hedging Agreements or other Permitted   Hedging Arrangements with any Hedging Party that (i) are secured by Liens on ABL Priority   Collateral pursuant to the Security Documents and (ii) have been designated as a “Designated   Hedging Agreement” by the Borrower Representative to the Administrative Agent in   accordance with Subsection 11.22; provided that each Hedging Agreement or other Permitted   Hedging Arrangement listed on Schedule 1.1(i) shall be deemed a “Designated Hedging   Agreement” on the Closing Date.   “Designated Hedging Reserves”: such reserves as may be established or   modified by the Administrative Agent in accordance with Subsection 11.22 with respect to   anticipated monetary obligations under Designated Hedging Agreements owing to any Hedging   Party in the amount specified by the Borrower Representative in writing to the Administrative   Agent in a notice delivered pursuant to Subsection 11.22, which amount shall, subject to the   restrictions set forth in Subsection 11.22, be increased or decreased with respect to any   existing Designated Hedging Agreement at any time upon further written notice from the   Borrower Representative to the Administrative Agent in accordance with the last sentence of   Subsection 11.22.   “Designated Noncash Consideration”: non-cash consideration received by the   Parent Borrower or one of its Restricted Subsidiaries in connection with an Asset Sale that is   so designated as Designated Noncash Consideration pursuant to a certificate of a Responsible   Officer of the Borrower Representative, setting forth the basis of such valuation.   “Designation Date”: as defined in Subsection 2.8(e).   “Discharge”: as defined in the definition of “Pro Forma Basis” or “Pro Forma   Compliance” in this Subsection 1.1.   “Disinterested Director”: as defined in Subsection 8.11.   “Disposition”: as defined in the definition of “Asset Sale” in this Subsection   1.1.   “Disqualified Capital Stock”: with respect to any Person, any Capital Stock   (other than Management Stock) that by its terms (or by the terms of any security into which it   is convertible or for which it is exchangeable or exercisable), or upon the happening of any   event (other than following the occurrence of a Change of Control or other similar event   described under such terms as a “change of control” or an Asset Sale or other disposition),   (a) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise,   (b) is convertible or exchangeable for Indebtedness or Disqualified Capital Stock or (c) is   redeemable at the option of the holder thereof (other than following the occurrence of a   Change of Control or other similar event described under such terms as a “change of control”   or an Asset Sale or other disposition), in whole or in part, in each case on or prior to the   Termination Date; provided that Capital Stock issued to any employee benefit plan, or by any   40   10066032231008166793v315
such plan to any employees of the Parent Borrower or any Subsidiary, shall not constitute   Disqualified Capital Stock solely because it may be required to be repurchased or otherwise   acquired or retired in order to satisfy applicable statutory or regulatory obligations.   “Disqualified Lender”: (i) any competitor of the Parent Borrower and its   Restricted Subsidiaries that is in the same or a similar line of business as the Parent Borrower   and its Restricted Subsidiaries or any affiliate of such competitor and (ii) any other Persons   designated in writing by the Parent Borrower or CD&R to the Administrative Agent on or   prior to January 31, 2018.   “Division”: as defined in Subsection 1.2(l).   “Dollars” and “$”: dollars in lawful currency of the United States of America.   “Dollar Equivalent”: at any time, (a) with respect to any amount denominated   in Dollars, such amount, (b) with respect to any amount denominated in Euro, the equivalent   amount thereof in Dollars as determined by the Administrative Agent on the basis of the Spot   Rate of Exchange (determined in respect of the most recent Revaluation Date) for the purchase   of Dollars with Euro, (c) with respect to any amount denominated in Canadian Dollars, the   equivalent amount thereof in Dollars as determined by the Administrative Agent on the basis of   the Spot Rate of Exchange (determined in respect of the most recent Revaluation Date) for the   purchase of Dollars with Canadian Dollars and (d) with respect to any amount denominated in   any other Designated Foreign Currency, the equivalent amount thereof in Dollars as determined   by the Administrative Agent on the basis of the Spot Rate of Exchange (determined in respect   of the most recent Revaluation Date) for the purchase of Dollars with such Designated Foreign   Currency.   “Domestic Subsidiary”: any Restricted Subsidiary of the Parent Borrower other   than a Foreign Subsidiary.   “Dominion Event”: a period (a) commencing on the date on which either (x) a   Specified Default has occurred and has been continuing or (y) the Specified Availability has   been less than 10.0% of Availability at such time, in the case of each of (x) and (y) above for a   period of five consecutive Business Days; provided that the Administrative Agent has notified   the Borrower Representative thereof and (b) ending on the first date thereafter on which both   (x) no Specified Default has existed or been continuing at any time and (y) the Specified   Availability shall have been not less than 10.0% of Availability at any time, in each case for a   period of 20 consecutive calendar days.   “EEA Financial Institution”: (a) any credit institution or investment firm   established in any EEA Member Country which is subject to the supervision of an EEA   Resolution Authority, (b) any entity established in an EEA Member Country which is a parent   of an institution described in clause (a) of this definition and is subject to the supervision of an   EEA Resolution Authority, or (c) any financial institution established in an EEA Member   Country which is a Subsidiary of an institution described in clause (a) or (b) of this definition   and is subject to consolidated supervision of an EEA Resolution Authority with its parent.   41   10066032231008166793v315
“EEA Member Country”: any of the member states of the European Union,   Iceland, Liechtenstein and Norway.   “EEA Resolution Authority”: any public administrative authority or any person   entrusted with public administrative authority of any EEA Member Country (including any   delegee) having responsibility for the resolution of any EEA Financial Institution.   “Eligible Accounts”: those Accounts created by each of the Qualified Loan   Parties in the ordinary course of its business, that arise out of its sale, lease or rental of goods   or rendition of services, that comply in all material respects with each of the representations   and warranties respecting Eligible Accounts made in the Loan Documents, and that are not   excluded as ineligible by virtue of one or more of the excluding criteria set forth below. In   determining the amount to be included, Eligible Accounts shall be calculated net of customer   deposits (subject to the last sentence of this definition of “Eligible Accounts”), unapplied cash   and sales tax. Eligible Accounts shall not include the following:   (a) (i) for the Borrowing Base Certificates delivered with respect to the   Fiscal Periods of the Borrower ending August 29, 2020 through and including July 31, 2021   (or for any Borrowing Base Certificate delivered on a more frequent basis to the extent   provided in Subsection 7.2(f) with respect to any period ending on or after August 29, 2020   and on or prior to July 31, 2021), Accounts which remain unpaid more than 150 days after the   original invoice date therefor; provided that, notwithstanding the foregoing, up to the Dollar   Equivalent of $10,000,000 of Accounts shall not be deemed ineligible under this clause (a)(i)   until such Accounts remain unpaid more than 180 days of the original invoice date, and (ii) at   all other times (and, for the avoidance of doubt, including all Fiscal Periods which end   subsequent to July 31, 2021), Accounts which remain unpaid more than 90 days after the   original invoice date therefor; provided that, notwithstanding the foregoing, up to the Dollar   Equivalent of $10,000,000 of Accounts shall not be deemed ineligible under this clause (a)(ii)   until such Accounts remain unpaid more than 120 days of the original invoice date;   (b) Accounts owed by an Account Debtor (or its Affiliates) where 50.0% or   more of the total amount of all Accounts owed by that Account Debtor (or its Affiliates) are   deemed ineligible under clause (a) above;   (c) Accounts with respect to which the Account Debtor is (i) an Affiliate of   a Qualified Loan Party or (ii) an employee or agent of a Qualified Loan Party; provided that   Accounts of a portfolio company of any of the CD&R Investors or their respective Affiliates or   an employee or agent thereof shall not be excluded by virtue of this clause (c);   (d) Accounts arising in a transaction wherein goods are placed on   consignment and the consigned goods relating to such Account have not yet been sold by the   consignee, or Accounts arising in a transaction wherein goods are sold pursuant to a   guaranteed sale, a sale or return, a sale on approval, a bill and hold (to the extent it remains   unpaid), or any other terms by reason of which the payment by an Account Debtor may be   conditional (other than, for the avoidance of doubt, a rental or lease basis);   42   10066032231008166793v315

(e) Accounts that are not payable in Dollars or Canadian Dollars;   (f) Accounts with respect to which the Account Debtor is a Person other   than a Governmental Authority unless: (i) the Account Debtor either (A) maintains its Chief   Executive Officechief executive office in the United States or Canada, (B) is organized under   the laws of the United States, or any state or subdivision thereof, or Canada, or any province   or territory thereof, (C) is a natural person with a billing address in the United States or   Canada or (D) is a Person that does not satisfy the requirements of preceding clauses (A), (B)   or (C), so long as (x) reasonable details of any such Person are included in the relevant   Borrowing Base Certificate and (y) the aggregate amount of Accounts that are Eligible   Accounts due to the operation of this clause (D) shall not at any time exceed Dollar Equivalent   of $1,000,000; or (ii) (A) the Account is supported by an irrevocable letter of credit   satisfactory to the Administrative Agent, in its Permitted Discretion (as to form, substance, and   issuer or domestic confirming bank), that has been delivered to the Administrative Agent and is   directly drawable by the Administrative Agent, or (B) the Account is covered by credit   insurance in form, substance, and amount, and by an insurer, satisfactory to the Administrative   Agent, in its Permitted Discretion;   (g) Accounts with respect to which the Account Debtor is the government   of any foreign country or sovereign state other than the United States or Canada, or of any   state, province, territory, municipality, or other political subdivision thereof, or of any   department, agency, public corporation, or other instrumentality thereof, unless (i) the Account   is supported by an irrevocable letter of credit satisfactory to the Administrative Agent, in its   Permitted Discretion (as to form, substance, and issuer or domestic confirming bank), that has   been delivered to the Administrative Agent and is directly drawable by the Administrative   Agent, or (ii) the Account is covered by credit insurance in form, substance, and amount, and   by an insurer, satisfactory to the Administrative Agent, in its Permitted Discretion;   (h) Accounts with respect to which the Account Debtor is the federal   government of the United States or Canada or any department, agency or instrumentality of the   United States or Canada (exclusive, however, of Accounts with respect to which a Qualified   Loan Party has complied, to the reasonable satisfaction of the Administrative Agent, with the   Assignment of Claims Act, 31 USC § 3727, the Financial Administration Act (Canada) or the   Financial Administration Act (Alberta), as applicable);   (i) Accounts with respect to which the Account Debtor is a creditor of any   Qualified Loan Party, has or has asserted a right of setoff, or has disputed its obligation to pay   all or any portion of the Account, to the extent (including with respect to rebates) of such   claim, right of setoff, or dispute; provided that (i) Accounts with respect to which the Account   Debtor is a creditor of any Qualified Loan Party, has or has asserted a right of setoff, or has   disputed its obligation to pay all or any portion of the Account, shall not be excluded by virtue   of this clause (i) if the Borrower Representative delivers to the Administrative Agent a “no off-   set” letter with respect to such Accounts in form and substance reasonably satisfactory to the   Administrative Agent and (ii) the requirement for obtaining a “no off-set” letter set forth in the   immediately preceding clause (i) shall be waived for the first 90 days following the delivery of   43   10066032231008166793v315
the Initial Borrowing Base Certificate (or such longer period as may be agreed by the   Administrative Agent in its sole discretion);   (j) Accounts with respect to an Account Debtor whose total obligations   owing to the Parent Borrower or any Subsidiary of the Parent Borrower exceed 25.0% (which   amount may be increased to 30.0% in the case of (x) not more than one Account Debtor   (which Account Debtor shall have at such time a corporate credit rating from S&P and   Moody’s that is not less than investment-grade and which shall be specified in the applicable   Borrowing Base Certificate) and (y) not more than one other Account Debtor disclosed to and   reasonably acceptable to the Administrative Agent) to the extent of the obligations owing by   such Account Debtor in excess of such percentages; provided, however, that the amount of   Eligible Accounts that are excluded because they exceed the foregoing percentages shall be   determined by the Administrative Agent based on all of the otherwise Eligible Accounts prior   to giving effect to any eliminations based upon the foregoing concentration limit;   (k) Accounts with respect to which the Account Debtor is subject to an   insolvency proceeding, has gone out of business, or as to which any Borrower has received   notice of an imminent insolvency proceeding unless (x) such Account is supported by a letter   of credit satisfactory to the Administrative Agent, in its Permitted Discretion (as to form,   substance, and issuer or domestic confirming bank), that has been delivered to the   Administrative Agent and is directly drawable by the Administrative Agent or (y) such Account   Debtor has received debtor-in-possession financing sufficient as determined by the   Administrative Agent in its Permitted Discretion to finance its ongoing business activities;   (l) Accounts that are not subject to a valid and perfected first priority Lien   in favor of the Collateral Agent pursuant to the relevant Security Document (as and to the   extent provided therein);   (m) Accounts with respect to which (i) the goods giving rise to such Account   have not been shipped and billed to the Account Debtor, or (ii) the services giving rise to such   Account have not been performed and billed to the Account Debtor;   (n) Accounts that represent the right to receive progress payments or other   advance billings that are due prior to the completion of performance by a Borrower of the   subject contract for goods or services (other than customary maintenance contracts);   (o) Accounts owned by any Immaterial Subsidiary that is a Qualified Loan   Party subject to any case, action or proceeding of the type that would constitute an Event of   Default under Subsection 9.1(f) hereof if such Loan Party were a Material Subsidiary unless   (x) such Account is supported by a letter of credit satisfactory to the Administrative Agent, in   its Permitted Discretion (as to form, substance, and issuer or domestic confirming bank), that   has been delivered to the Administrative Agent and is directly drawable by the Administrative   Agent or (y) such Immaterial Subsidiary has received debtor-in-possession financing sufficient   as determined by the Administrative Agent in its Permitted Discretion to finance its ongoing   business activities;   44   10066032231008166793v315
(p) Credit Card Receivables;   (q) any short pay Account with respect to which a partial payment of such   Account has been made by the respective Account Debtor; provided that to the extent such   Account consists of multiple separate line items, only the line items that have been partially   paid shall be excluded; and   (r) Accounts to the extent representing service or finance charges or late   fees.   Notwithstanding the foregoing, the Administrative Agent may, from time to   time, in the exercise of its Permitted Discretion, on not less than 10 Business Days’ prior   notice to the Borrower Representative, change the criteria for Eligible Accounts as reflected on   the Borrowing Base Certificate based on either (i) an event, condition or other circumstance   arising after the delivery of the Initial Borrowing Base Certificate, or (ii) an event, condition or   other circumstance existing at the time of delivery of the Initial Borrowing Base Certificate to   the extent the Administrative Agent had no knowledge thereof on or prior to the delivery of   the Initial Borrowing Base Certificate, in either case under clause (i) or (ii), which adversely   affects, or would reasonably be expected to adversely affect, Eligible Accounts in any material   respect as determined by the Administrative Agent in the exercise of its Permitted Discretion.   Any such change in criteria shall have a reasonable relationship to the event, condition or other   circumstance that is the basis for such change. Upon delivery of the notice of such change   pursuant to the foregoing sentence, the Administrative Agent shall be available to discuss the   proposed change, and the applicable Borrower may take such action as may be required so that   the event, condition or circumstance that is the basis for such change no longer exists, in a   manner and to the extent reasonably satisfactory to the Administrative Agent in the exercise of   its Permitted Discretion. Any Accounts of the Qualified Loan Parties that are not Eligible   Accounts shall nevertheless be part of the Collateral as and to the extent provided in the   Security Documents. Notwithstanding the foregoing, on and following the Panther Closing   Date, to the extent that an Account Debtor has a net credit balance with a Qualified Loan   Party (including, for the avoidance of doubt, if the amount of customer deposits of an Account   Debtor with a Qualified Loan Party exceeds the amount of Eligible Accounts of such Account   Debtor with such Qualified Loan Party), such net credit balance shall increase the amount of   Eligible Accounts of such Qualified Loan Party, so long as (i) such net credit balance is   comprised of a cash customer deposit or a cash customer credit that does not otherwise   constitute an Eligible Account and (ii) the cash comprising such net credit balance would   constitute Specified Unrestricted Cash and is subject to a valid and perfected first priority Lien   in favor of the Collateral Agent pursuant to the relevant Security Document (as and to the   extent provided therein).   “Eligible Canadian Accounts”: the Eligible Accounts owned by the Canadian   Loan Parties.   “Eligible Canadian Credit Card Receivables”: the Eligible Credit Card   Receivables owned by the Canadian Loan Parties.   45   10066032231008166793v315
“Eligible Canadian Inventory”: the Eligible Inventory owned by the Canadian   Loan Parties.   “Eligible Credit Card Receivables”: all Credit Card Receivables of the Qualified   Loan Parties that comply in all material respects with each of the representations and   warranties respecting Eligible Credit Card Receivables made in the Loan Documents which   satisfy the criteria set forth below:   (a) such Credit Card Receivables arise from the actual and bona fide sale   and delivery of goods or rendition of services by such Qualified Loan Party in the ordinary   course of the business of such Qualified Loan Party;   (b) such Credit Card Receivables are not past due (beyond any stated   applicable grace period, if any, therefor) pursuant to the terms set forth in the Credit Card   Agreements with the Credit Card Issuer or Credit Card Processor of the credit card or debit   card used in the purchase which give rise to such Credit Card Receivables;   (c) such Credit Card Receivables are not unpaid more than five Business   Days after the date of the sale of Inventory giving rise to such Credit Card Receivables;   (d) the Credit Card Issuer or Credit Card Processor obligated in respect of   such Credit Card Receivable has not failed to remit any monthly payment in respect of such   Credit Card Receivable;   (e) the Credit Card Issuer or Credit Card Processor with respect to such   Credit Card Receivables has not asserted a counterclaim, defense or dispute against such Credit   Card Receivables (other than customary set-offssetoffs to fees and chargebacks consistent with   the practices of such Credit Card Issuer or Credit Card Processor with such Person from time   to time), but the portion of the Credit Card Receivables owing by such Credit Card Issuer or   Credit Card Processor in excess of the amount owing by such Person to such Credit Card   Issuer or Credit Card Processor pursuant to such fees and chargebacks shall be deemed   Eligible Credit Card Receivables;   (f) the Credit Card Issuer or Credit Card Processor with respect to such   Credit Card Receivables has not set off against amounts otherwise payable by such Credit Card   Issuer or Credit Card Processor to such Person for the purpose of establishing a reserve or   collateral for obligations of such Person to such Credit Card Issuer or Credit Card Processor   (other than customary set-offssetoffs and chargebacks consistent with the practices of such   Credit Card Issuer or Credit Card Processor from time to time) but the portion of the Credit   Card Receivables owing by such Credit Card Issuer or Credit Card Processor in excess of the   set-offsetoff amounts shall be deemed Eligible Credit Card Receivables;   (g) such Credit Card Receivables (x) are owned by a Qualified Loan Party   and such Qualified Loan Party has a good title to such Credit Card Receivables, (y) are subject   to a valid and perfected first priority Lien in favor of the Collateral Agent pursuant to the   relevant Security Document (as and to the extent provided therein), and (z) are not subject to   any other Lien (other than Liens permitted hereunder pursuant to clauses (a), (c) (with respect   46   10066032231008166793v315

to clauses (a), (b) and (h) of the definition of “Customary Permitted Liens”), (e) (with respect   to clauses (a) and (q) of Subsection 8.14), (h) and (q) of Subsection 8.14) (the foregoing   clauses (y) and (z) (other than in respect of clause (a) of Subsection 8.14) not being intended   to limit the ability of the Administrative Agent to change, establish or eliminate any Availability   Reserves or FILO Availability Reserve in its Permitted Discretion on account of any such   permitted Liens);   (h) the Credit Card Issuer or Credit Card Processor with respect to such   Credit Card Receivables is not subject to an event of the type described in Subsection 9.1(f);   (i) no event of default has occurred under the Credit Card Agreement of   such Qualified Loan Party with the Credit Card Issuer or Credit Card Processor who has   issued the credit card or debit card or handles payments under the credit card or debit card   used in the sale which gave rise to such Credit Card Receivables which event of default gives   such Credit Card Issuer or Credit Card Processor the right to cease or suspend payments to   such Qualified Loan Party;   (j) the customer using the credit card or debit card giving rise to such   Credit Card Receivable shall not have returned the merchandise purchased giving rise to such   Credit Card Receivable;   (k) to the extent required by Subsection 4.16(b), the Credit Card Receivables   are subject to Credit Card Notifications;   (l) the Credit Card Processor is organized and has its principal offices or   assets within the United States (in the case of Credit Card Receivables of a U.S. Qualified   Loan Party) or Canada (in the case of Credit Card Receivables of a Canadian Qualified Loan   Party) or is otherwise acceptable to the Administrative Agent in its Permitted Discretion;   (m) such Credit Card Receivables are not evidenced by chattel paper or an   instrument of any kind, and have not been reduced to judgment;   (n) in the case of a Credit Card Receivable due from a Credit Card   Processor, the Administrative Agent has not notified the Borrower Representative that the   Administrative Agent has determined in its Permitted Discretion that such Credit Card   Receivable is unlikely to be collected; and   (o) such Credit Card Receivables are payable in Dollars or Canadian Dollars.   Any Credit Card Receivables which are not Eligible Credit Card Receivables shall   nevertheless be part of the Collateral as and to the extent provided in the Security Documents.   “Eligible Inventory”: all Inventory of the Qualified Loan Parties, except for any   Inventory:   (a) that is damaged or unfit for sale;   47   10066032231008166793v315
(b) that is not of a type held for sale by any of the Qualified Loan Parties in   the ordinary course of business as is being conducted by each such party;   (c) that is not subject to a valid and perfected first priority Lien in favor of   the Collateral Agent, as applicable, pursuant to a Security Document (as and to the extent   provided therein (it being agreed that in no event shall any Excluded Assets be deemed to be   Eligible Inventory hereunder));   (d) that is not owned by any of the Qualified Loan Parties;   (e) that is not located on, or in transit between, premises owned or leased by   any of the Qualified Loan Parties, or that is stored with a bailee, warehouseman, processor or   similar Person, unless (i) the Administrative Agent has given its prior consent thereto, (ii) a   collateral access agreement, substantially in the form attached hereto as Exhibit M or in form   or substance otherwise reasonably satisfactory to the Administrative Agent (each, a “Collateral   Access Agreement”), is in effect; or (iii) Availability Reserves with respect to such premises or   storage arrangements reasonably satisfactory to the Administrative Agent in its Permitted   Discretion, but in no event to exceed the aggregate of two months’ rent, licensing fee or   similar amount with respect to each such location, have been established with respect thereto;   provided that Inventory that is not located on, or in transit between, premises owned or leased   by any of the Qualified Loan Parties, or that is stored with a bailee, warehouseman, processor   or similar Person, shall not be excluded by virtue of this clause (e) to the extent such Inventory   has an aggregate book value of less than 3.0% of the Borrowing Base as then in effect (based   on the Borrowing Base Certificate last delivered); provided, further, that the requirement for   Availability Reserves set forth in this clause (e)(iii) shall be waived for the first 90 days   following the delivery of the Initial Borrowing Base Certificate (or such longer period as may   be agreed by the Administrative Agent in its sole discretion) and Inventory that is not located   on, or in transit between, premises owned or leased by any of the Qualified Loan Parties, or   that is stored with a bailee, warehouseman, processor or similar Person shall not be excluded   from the definition of “Eligible Inventory” by virtue of this clause (e) during such period;   (f) that is placed on consignment; provided that Inventory placed on   consignment by a Qualified Loan Party shall not be excluded by virtue of this clause (f) to the   extent that (i) such Qualified Loan Party has a perfected purchase money security interest in   such consigned Inventory and such security interest is assigned to the Collateral Agent and (ii)   such consigned Inventory is segregated at the consignee’s location; provided, further, that (x)   the condition set forth in clause (i) of the preceding proviso shall not be required to be   satisfied with respect to inventory not in excess of the Dollar Equivalent of $1,000,000 in the   aggregate and (y) the conditions set forth in both clauses (i) and (ii) of the first proviso of this   clause (f) shall be waived for the first 90 days following the delivery of the Initial Borrowing   Base Certificate (or such longer period as may be agreed by the Administrative Agent in its   sole discretion) and any Inventory placed on consignment by a Qualified Loan Party shall not   be excluded from the definition of “Eligible Inventory” by virtue of this clause (f) during such   period;   48   10066032231008166793v315
(g) that consists of display items, samples or packing or shipping materials,   packaging, manufacturing supplies or replacement or spare parts not considered for sale in the   ordinary course of business;   (h) that consists of goods which have been returned by the buyer, other than   goods that are undamaged or that are resaleable in the normal course of business, and other   than any other returned goods which are deemed saleable following an appraisal of goods,   including inventory appraisals conducted from time to time hereunder in accordance with the   terms of this Agreement;   (i) that does not comply in all material respects with each of the   representations and warranties respecting Eligible Inventory made in the Loan Documents;   (j) that consists of Materials of Environmental Concern that can be   transported or sold only with licenses that are not readily available;   (k) that is covered by negotiable document of title, unless such document   has been delivered to the Administrative Agent;   (l) that is paid bill and hold Inventory;   (m) (A) in the case of Inventory of a U.S. Qualified Loan Party, that is   located outside the United States of America (it being understood that, for purposes of this   clause (m)(A), “United States of America” includes Puerto Rico and all other territories and   possessions of the United States or Canada) and (B) in the case of Inventory of a Canadian   Qualified Loan Party, that is located outside of Canada;   (n) that is owned by any Immaterial Subsidiary that is a Qualified Loan Party   subject to any case, action or proceeding of the type that would constitute an Event of Default   under Subsection 9.1(f) hereof if such Qualified Loan Party were a Material Subsidiary unless   such Immaterial Subsidiary has received debtor-in-possession financing sufficient as determined   by the Administrative Agent in its Permitted Discretion to finance its ongoing business   activities;   (o) that is excess, obsolete, unsalable, seconds, damaged or unfit for sale;   and   (p) that is in transit, other than Inventory that is in transit between premises   owned or leased by any of the Qualified Loan Parties, in an aggregate amount not exceeding   the Dollar Equivalent of $10,000,000 (or such greater amount as the Administrative Agent may   permit in its Permitted Discretion).   Notwithstanding the foregoing, the Administrative Agent may, from time to time, in the   exercise of its Permitted Discretion, on not less than 10 Business Days’ prior notice to the   Borrower Representative, change the criteria for Eligible Inventory as reflected on the   Borrowing Base Certificate based on either (i) an event, condition or other circumstance arising   after the delivery of the Initial Borrowing Base Certificate, or (ii) an event, condition or other   49   10066032231008166793v315
circumstance existing at the time of delivery of the Initial Borrowing Base Certificate to the   extent the Administrative Agent had no knowledge thereof on or prior to the delivery of the   Initial Borrowing Base Certificate, in either case under clause (i) or (ii), which adversely   affects, or would reasonably be expected to adversely affect, Eligible Inventory in any material   respect as determined by the Administrative Agent in the exercise of its Permitted Discretion.   Any such change in criteria shall have a reasonable relationship to the event, condition or other   circumstance that is the basis for such change. Upon delivery of the notice of such change   pursuant to the foregoing sentence, the Administrative Agent shall be available to discuss the   proposed change, and the applicable Qualified Loan Party may take such action as may be   required so that the event, condition or circumstance that is the basis for such change no   longer exists, in a manner and to the extent reasonably satisfactory to the Administrative Agent   in the exercise of its Permitted Discretion. Any Inventory of the Qualified Loan Parties that is   not Eligible Inventory shall nevertheless be part of the Collateral as and to the extent provided   in the Security Documents.   “Eligible U.S. Accounts”: the Eligible Accounts owned by the U.S. Loan   Parties.   “Eligible U.S. Credit Card Receivables”: the Eligible Credit Card Receivables   owned by the U.S. Loan Parties.   “Eligible U.S. Inventory”: the Eligible U.S. Inventory owned by the U.S. Loan   Parties.   “Environmental Costs”: any and all costs or expenses (including attorney’s and   consultant’s fees, investigation and laboratory fees, response costs, court costs and litigation   expenses, fines, penalties, damages, settlement payments, judgments and awards), of whatever   kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way   relating to, any actual or alleged violation of, noncompliance with or liability under any   Environmental Laws. Environmental Costs include any and all of the foregoing, without regard   to whether they arise out of or are related to any past, pending or threatened proceeding of   any kind.   “Environmental Laws”: any and all U.S. or foreign, federal, state, provincial,   territorial, local or municipal laws, rules, orders, enforceable guidelines and orders-in-council,   regulations, statutes, ordinances, codes, decrees, and such requirements of any Governmental   Authority properly promulgated and having the force and effect of law or other Requirements   of Law (including common law) regulating, relating to or imposing liability or standards of   conduct concerning protection of human health (as it relates to exposure to Materials of   Environmental Concern) or the environment, as have been, or now or at any relevant time   hereafter are, in effect.   “Environmental Permits”: any and all permits, licenses, registrations,   notifications, exemptions and any other authorization required under any Environmental Law.   “Equity Contribution”: the direct or indirect cash equity contribution to Topco   by CD&R Fund X and any other investors arranged by CD&R (collectively, including, for the   50   10066032231008166793v315

avoidance of doubt, the GGC Investors, the “Investors”), in an aggregate amount that, when   combined with (i) the value of the equity of management of the Ply Gem Business and Atrium   Business retained, rolled over or otherwise invested in connection with the Transactions and   (ii) the value of the Atrium Business contributed by the Atlas Sellers in connection with the   Transactions (with the value of the Atrium Business determined based on the initial cash equity   contribution of the Investors in Topco and the relative direct or indirect ownership of the Atlas   Sellers and the Investors in Topco), is equal to at least 21% of the pro forma capitalization of   the Parent Borrower and its Subsidiaries after giving effect to the Transactions; provided that,   for purposes of such calculation, increased levels of Indebtedness (x) from any Loans or   Revolving Loans (as defined in the Cash Flow Credit Agreement) incurred on or after the   Closing Date other than Borrowings or borrowings utilized to finance the Transactions   (including any Borrowings or borrowing used to finance working capital purposes (including   any refinancing of revolver draws incurred for working capital purposes)) and (y) as a result of   original issue discount and/or upfront fees in respect of the Facilities, the Cash Flow Facility   and/or the Senior Notes other than the upfront fees (including such upfront fees that are   structured as original issue discount, but excluding any margin “flex” that takes the form of   additional upfront fees) payable under the Fee Letter shall be excluded from such calculation.   “ERISA”: the Employee Retirement Income Security Act of 1974, as amended   from time to time, and the rules and regulations promulgated thereunder.   “Erroneous Distribution”: as defined in Subsection 10.5.   “Escrow Subsidiary”: a Wholly Owned Subsidiary that is a Domestic Subsidiary   formed or established for the purpose of incurring Indebtedness the proceeds of which will be   subject to an escrow or other similar arrangement; provided that upon the termination of all   such escrow or similar arrangement of such Subsidiary, such Subsidiary shall cease to   constitute an “Escrow Subsidiary” hereunder and shall merge with and into the Parent   Borrower or one of its Restricted Subsidiaries that is a Loan Party in accordance with   Subsection 8.2. Prior to its merger with and into such Person, each Escrow Subsidiary shall   not own, hold or otherwise have any interest in any material assets other than the proceeds of   the applicable Indebtedness incurred by such Escrow Subsidiary and any cash, Cash Equivalents   or Temporary Cash Investments (as defined in the Cash Flow Credit Agreement) invested in   such Escrow Subsidiary to cover interest and premium in respect of such Indebtedness.   “EU Bail-In Legislation Schedule”: the EU Bail-In Legislation Schedule   published by the Loan Market Association (or any successor person), as in effect from time to   time.   “EURIBOR Screen Rate”: the euro interbank offered rate administered by the   European Money Markets Institute (or any other person which takes over the administration of   that rate) for the relevant period displayed on page EURIBOR01 of the Thomson Reuters   screen (or any replacement Thomson Reuters page which displays that rate) or on the   appropriate page of such other information service which publishes that rate from time to time   in place of Thomson Reuters as of 11:00 a.m. Brussels time two Business Days prior to the   commencement of such Interest Period. If such page or service ceases to be available, the   Administrative Agent may specify another page or service displaying the relevant rate as   51   10066032231008166793v315
consented to by the Borrower Representative. If the EURIBOR Screen Rate shall be less than   0.00%, the EURIBOR Screen Rate shall be deemed to be 0.00% for purposes of this   Agreement.   If at any time the Administrative Agent determines (which determination shall be   conclusive absent manifest error) that (i) the circumstances set forth in Subsection 4.7 have   arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in   Subsection 4.7 have not arisen but the supervisor for the administrator of the euro interbank   offered rate or a Governmental Authority having jurisdiction over the Administrative Agent has   made a public statement identifying a specific date after which the euro interbank offered rate   shall no longer be used or be representative for determining interest rates for loans in Euro,   then, at the Borrower Representative’s request, the Administrative Agent and the Borrower   Representative shall endeavor to establish an alternate rate of interest to the EURIBOR Screen   Rate that gives due consideration to the then prevailing market convention for determining a   rate of interest for syndicated loans in the United States at such time, and shall enter into an   amendment to this Agreement to reflect such alternate rate of interest and such other related   changes to this Agreement, including Benchmark Replacement Conforming Changes, as may be   applicable (including amendments to the Applicable Margin to preserve the terms of the   economic transactions initially agreed to among the Borrowers, on the one hand, and the   Lenders on the other hand (including with respect to impact of any “floors”)).   Notwithstanding anything to the contrary herein, such amendment shall become effective   without any further action or consent of any other party to this Agreement.   “Euro” and “€”: the single currency of the European Union as constituted by   the Treaty on European Union and as referred to in the legislative measures of the European   Union for the introduction of, changeover to or operation of the Euro in one or more member   states.   “Eurocurrency Loans”: Loans the rate of interest applicable to which is based   upon the Adjusted LIBOREURIBOR Rate or Adjusted CDOR Rate, as applicable.   “Eurocurrency Rate”: with respect to any Eurocurrency Loans for any Interest   Period:   (a) denominated in Canadian Dollars, the CDOR Screen Rate with tenor   equal to such Interest Period; and   (b) denominated in Euros, the EURIBOR Screen Rate with tenor equal to   such Interest Period;   provided that, in each case, if the CDOR Screen Rate or the EURIBOR Screen Rate, as   applicable shall not be available at such time for such Interest Period (an “Impacted Interest   Period”) then the “Eurocurrency Rate” with respect to such Borrowing of Eurocurrency Loans   for such Interest Period shall be the Interpolated Rate. Notwithstanding the foregoing, if the   applicable rate described above is less than 0.00%, such rate shall be deemed to be 0.00% for   purposes of this Agreement.   52   10066032231008166793v315
“Event of Default”: any of the events specified in Subsection 9.1, provided that   any requirement for the giving of notice, the lapse of time, or both, or any other condition, has   been satisfied.   “Excess Availability”: as of any date of determination, the amount by which   (a) Availability exceeds (b) the sum of the Aggregate U.S. Facility Lender Exposure and the   Aggregate Canadian Facility Lender Exposure at such time. For purposes of the definition of   “Payment Condition”, the Excess Availability shall be calculated on a pro forma basis to   include the borrowing or repayment of any Loans or issuance or cancellation of any Letters of   Credit in connection with the proposed transaction.   “Exchange Act”: the Securities Exchange Act of 1934, as amended from time   to time.   “Excluded Accounts”: (a) bank accounts the balance of which consists   exclusively of and used exclusively for (i) withheld income taxes and employment taxes in such   amounts as are required in the reasonable judgment of the Borrower Representative to be paid   to any Governmental Authority within the following two months with respect to employees of   any of the Loan Parties and (ii) amounts required to be paid over to an employee benefit plan   pursuant to DOL Reg. Sec. 2510.3-102 on behalf of or for the benefit of employees of one or   more Loan Parties, (b) bank accounts constituting (and the balance of which consists solely of   funds set aside to be used in connection with) taxes bank accounts and payroll bank accounts,   (c) petty cash accounts established (or otherwise maintained) by the Parent Borrower and its   Subsidiaries that do not have cash balances at any time exceeding the Dollar Equivalent of   $3,000,000 in the aggregate for all such petty cash accounts and (d) bank accounts secured by   Liens permitted under Subsection 8.14(x).   “Excluded Assets”: as defined in the U.S. Guarantee and Collateral Agreement   and/or the Canadian Guarantee and Collateral Agreement, as the context may require.   “Excluded Contribution”: (a) Net Proceeds, or the Fair Market Value (as of the   date of contribution, issuance or sale) of property or assets, received by the Parent Borrower   as capital contributions to the Parent Borrower after the Closing Date or (b) Net Proceeds   from the issuance or sale (other than to a Restricted Subsidiary) of Capital Stock (other than   Disqualified Capital Stock) by, or a capital contribution to, the Parent Borrower, in each case   to the extent designated as an “Excluded Contribution” in a certificate of a Responsible Officer   of the Borrower Representative delivered to the Administrative Agent.   “Excluded Information”: as defined in Subsection 11.6(h)(i)(5).   “Excluded Liability”: any liability that is excluded under the Bail-In Legislation   from the scope of any Bail-In Action including, without limitation, any liability excluded   pursuant to Article 44 of the Bank Recovery and Resolution Directive.   “Excluded Subsidiary”: at any date of determination, any Subsidiary of the   Parent Borrower:   53   10066032231008166793v315
(a) that is an Immaterial Subsidiary;   (b) that is prohibited by Requirement of Law or Contractual Obligations   existing on the Closing Date (or, in the case of any newly acquired Subsidiary, in existence at   the time of acquisition but not entered into in contemplation thereof) from Guaranteeing, or   granting Liens to secure, the Obligations or if Guaranteeing, or granting Liens to secure, the   Obligations would require governmental (including regulatory) consent, approval, license or   authorization unless such consent, approval, license or authorization has been received;   (c) with respect to which the Borrower Representative and the   Administrative Agent reasonably agree that the burden or cost or other consequences of   providing a guarantee of the Obligations shall be excessive in view of the benefits to be   obtained by the Lenders therefrom;   (d) with respect to which the provision of such guarantee of the Obligations   would result in material adverse tax consequences to Topco or any of its Subsidiaries (as   determined by the Borrower Representative in good faith, which determination shall be   conclusive, and the Borrower Representative shall take commercially reasonable efforts to   promptly notify the Administrative Agent of any such determination, but failure to so notify the   Administrative Agent shall not invalidate such determination);   (e) that is a Subsidiary of a Foreign Subsidiary (other than, solely with   respect to the Canadian Facility, a Canadian Subsidiary of a Canadian Borrower);   (f) that is a joint venture or Non-Wholly Owned Subsidiary;   (g) that is an Unrestricted Subsidiary;   (h) that is a Captive Insurance Subsidiary;   (i) that is a special purpose entity;   (j) that is a Subsidiary formed solely for the purpose of (x) becoming a   Parent Entity, or (y) merging with the Parent Borrower in connection with another Subsidiary   becoming a Parent Entity, in each case to the extent such entity becomes a Parent Entity or is   merged with the Parent Borrower or any Parent Entity within 60 days of the formation thereof,   or otherwise creating or forming a Parent Entity;   (k) that is a Subsidiary acquired by the Parent Borrower or any Subsidiary   and, at the time of the relevant acquisition, is an obligor in respect of Acquired Indebtedness to   the extent (and solely for so long as) the documents or instruments governing the applicable   Acquired Indebtedness prohibits such Subsidiary from granting a Guarantee of the Obligations;   or   (l) that is an Escrow Subsidiary;   54   10066032231008166793v315

provided that, notwithstanding the foregoing, any Domestic Subsidiary that Guarantees the   payment of the Cash Flow Facility Obligations or the Senior Notes shall not be an Excluded   Subsidiary.   Subject to the proviso in the preceding sentence, any Subsidiary that fails to   meet the foregoing requirements as of the last day of the Most Recent Four Quarter Period   shall continue to be deemed an Excluded Subsidiary hereunder until the date that is 60 days   following the date on which such annual or quarterly financial statements were required to be   delivered pursuant to Subsection 7.1 with respect to such Most Recent Four Quarter Period.   If reasonably requested by the Administrative Agent, the Borrower Representative shall provide   to the Administrative Agent a list of all Excluded Subsidiaries at the time of such request.   “Excluded Taxes”: (a) any Taxes measured by or imposed upon the net income   of any Agent or Lender or its applicable lending office, or any branch or affiliate thereof, and   all franchise Taxes, branch Taxes, Taxes on doing business or Taxes measured by or imposed   upon the overall capital or net worth of any such Agent or Lender or its applicable lending   office, or any branch or affiliate thereof, in each case imposed: (i) by the jurisdiction under the   laws of which such Agent or Lender, applicable lending office, branch or affiliate is organized   or is located, or in which its principal executive office is located, or any nation within which   such jurisdiction is located or any political subdivision thereof; or (ii) by reason of any   connection between the jurisdiction imposing such Tax and such Agent or Lender, applicable   lending office, branch or affiliate other than a connection arising solely from such Agent or   Lender having executed, delivered or performed its obligations under, or received payment   under or enforced, this Agreement or any Notes, (b) any Tax imposed by FATCA and (c) with   respect to a Lender or any other recipient of any payment to be made by or on account of any   obligation of a Borrower hereunder, (i) any Canadian withholding Tax imposed as a result of a   recipient not dealing at arm’s length with a Borrower (within the meaning of the Income Tax   Act (Canada)) or (ii) any Canadian withholding Tax imposed as a result of a recipient being a   “specified shareholder” (as defined in subsection 18(5) of the Income Tax Act (Canada)) of a   Borrower or not dealing at arm’s length (within the meaning of the Income Tax Act (Canada))   with a “specified shareholder” of a Borrower. For purposes of this definition, the term   “Lender” includes any Issuing Lender.   “Existing Atlas ABL Credit Agreement”: the Loan Agreement, dated as of   December 27, 2016, among Atrium W&D, the subsidiary borrowers from time to time party   thereto, the lenders from time to time party thereto and Bank of America, N.A., as agent, as   the same may be amended, restated, amended and restated, refinanced, supplemented or   otherwise modified from time to time.   “Existing Letter of Credit”: each letter of credit issued prior to, and outstanding   on, the Closing Date and listed on Schedule 1.1(k).   “Existing Pisces ABL Credit Agreement”: the Second Amended and Restated   Credit Agreement, dated as of November 5, 2015, among Ply Gem Holdings, Ply Gem   Industries, Gienow Canada Inc., Mitten Inc., the subsidiary borrowers from time to time party   thereto, the lenders from time to time party thereto, UBS AG, Stamford Branch, as U.S.   55   10066032231008166793v315
Administrative Agent, as U.S. Collateral Agent, as U.S. Swing Line Lender and a U.S. L/C   Issuer, Wells Fargo Capital Finance, LLC, as Co-Collateral Agent, Wells Fargo Bank, National   Association, as a U.S. L/C Issuer, UBS AG Canada Branch, as Canadian Administrative Agent,   as Canadian Collateral Agent, as Canadian Swing Line Lender and as a Canadian L/C Issuer,   Credit Suisse AG Cayman Islands Branch, as a U.S. L/C Issuer, Credit Suisse AG, Toronto   Branch, as a Canadian L/C Issuer, UBS Securities LLC, as Joint Lead Arranger and Joint   Bookrunner, and Wells Fargo Capital Finance, LLC, as Syndication Agent, Joint Lead Arranger   and Joint Bookrunner, as the same may be amended, restated, amended and restated,   refinanced, supplemented or otherwise modified from time to time.   “Exposure”: at any time, the sum of the Dollar Equivalent of the aggregate   principal amount of all Revolving Credit Loans and FILO Facility Revolving Credit Loans then   outstanding.   “Extended ABL Term Loans”: as defined in Subsection 2.8(a).   “Extended Revolving Commitment”: as defined in Subsection 2.8(a).   “Extending ABL Term LendersLender”: as defined in Subsection 2.8(a).   “Extending Lenders”: as defined in Subsection 2.8(a).   “Extended Initial Revolving Commitments”: as defined in the SixthSeventh   Amendment. As of the SixthSeventh Amendment Effective Date, immediately after giving   effect to the SixthSeventh Amendment, the aggregate amount of the Extended Initial Revolving   Commitments of the Lenders is $611,000,000850,000,000. Unless the context shall otherwise   require, Extended Initial Revolving Commitments shall constitute “Initial Revolving   Commitments” and “Commitments” and revolving loans made pursuant to the Extended Initial   Revolving Commitments shall constitute “Revolving Credit Loans” and “Loans,” in each case   for all purposes of this Agreement and the other Loan Documents.”   “Extending Revolving Credit Lender”: as defined in Subsection 2.8(a).   “Extension”: as defined in Subsection 2.8(a).   “Extension of Credit”: as to any Lender, the making of a Loan (other than a   Loan under any Incremental Facility), and with respect to an Issuing Lender, the issuance of a   Letter of Credit.   “Extension Offer”: as defined in Subsection 2.8(a).   “Facility”: each of (a) the Revolving Credit Commitments and the Extensions of   Credit made thereunder, (b) the FILO Facility Commitments and the Extensions of Credit made   thereunder and (bc) any other committed facility hereunder and the Extensions of Credit made   thereunder, and collectively, the “Facilities”.   56   10066032231008166793v315
“Fair Market Value”: with respect to any asset or property, the fair market   value of such asset or property as determined in good faith by senior management of the   Borrower Representative or the Board of Directors, whose determination shall be conclusive.   “FATCA”: Sections 1471 through 1474 of the Code as in effect on the Closing   Date (and any amended or successor provisions that are substantively comparable), any   regulations or other administrative authority promulgated thereunder, any agreements entered   into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into   in connection with any of the foregoing and any fiscal or regulatory legislation, rules or   practices adopted pursuant to any such intergovernmental agreement.   “Federal District Court”: as defined in Subsection 11.13(a)(ji).   “Federal Funds Effective Rate”: for any day, the weighted average of the rates   on overnight federal funds transactions with members of the Federal Reserve System of the   United States arranged by federal funds brokers, as published on the next succeeding Business   Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day   that is a Business Day, the average of the quotations for the day for such transactions received   by the Administrative Agent.   “Fee Letter”: the Fee Letter, dated as of January 31, 2018, as amended by the   letter agreement, dated as of February 15, 2018, among the Parent Borrower, JPMorgan Chase   Bank, N.A., Deutsche Bank AG New York Branch, Deutsche Bank AG Cayman Islands   Branch, Deutsche Bank Securities Inc., UBS Securities LLC, UBS AG, Stamford Branch,   Barclays Bank PLC, Goldman Sachs Bank USA, Merrill Lynch, Pierce, Fenner & Smith   Incorporated, Bank of America, N.A., Royal Bank of Canada, Jefferies Finance LLC, MUFG   Union Bank, N.A., Natixis, New York Branch, Société Générale, SG Americas Securities, LLC   and Crédit Agricole Corporate and Investment Bank.   “FILO Availability”: at any time, the aggregate FILO Facility Commitments as   in effect at such time.   “FILO Availability Reserves”: reserves, if any, established by the Administrative   Agent from time to time hereunder in its Permitted Discretion (and without duplication with   any Availability Reserves) against the FILO Borrowing Base, including such reserves, subject   to Subsection 2.1(b), as the Administrative Agent, in its Permitted Discretion, determines as   being appropriate to reflect any impairment to (A) the value, or the collectability in the   ordinary course of business, of Eligible Accounts or Eligible Credit Card Receivables (including   on account of bad debts and dilution) or the value (based on cost and quantity) of Eligible   Inventory or (B) the enforceability or priority of the Lien on the Collateral consisting of   Eligible Accounts, Eligible Credit Card Receivables or Eligible Inventory included in the FILO   Borrowing Base (including claims that the Administrative Agent determines will need to be   satisfied in connection with the realization upon such Collateral). For the avoidance of doubt,   FILO Availability Reserves shall not include any FILO Reserves.   “FILO Benefited Lender”: as defined in Subsection 11.7(a).   57   10066032231008166793v315
“FILO Borrowing Base”: as of any date of determination, shall equal the   sum of   (a) 10.0% of the sum of (i) Eligible U.S. Credit Card Receivables   and (ii) Eligible Canadian Credit Card Receivables, plus   (b) 10.0% of the sum of (i) Eligible U.S. Accounts and (ii) Eligible   Canadian Accounts, in each case, to the extent owed by Account Debtors that   have an Investment Grade Rating, plus   (c) 15.0% of the sum of all other (i) Eligible U.S. Accounts and (ii)   Eligible Canadian Accounts, plus   (d) (i) during the months of June through August, 10% of the sum of   (A) Net Orderly Liquidation Value of Eligible U.S. Inventory and (B) Net   Orderly Liquidation Value of Eligible Canadian Inventory and (ii) at all other   times, 15.0% of the sum of (A) Net Orderly Liquidation Value of Eligible U.S.   Inventory and (B) Net Orderly Liquidation Value of Eligible Canadian Inventory,   minus   (e) the amount of all FILO Availability Reserves related to the   FILO Facility, to the extent not deducted in calculating the U.S. Borrowing   Base or the Canadian Borrowing Base.   Notwithstanding anything to the contrary herein, in no event shall the advance   rate set forth as a percentage under each of clauses (a) through (d) above of the FILO   Borrowing Base, when added with the advance rate set forth as a percentage under each   equivalent clause of the U.S. Borrowing Base or the Canadian Borrowing Base, exceed 100%.   “FILO Commitment Period”: the period from and including the Seventh   Amendment Effective Date to but not including the Termination Date, or such earlier date as   the FILO Facility Commitments shall terminate as provided herein.   “FILO Excess Availability”: as of any date of determination the amount by   which (a) the lesser of (i) FILO Availability and (ii) the FILO Borrowing Base at such time   (based on the Borrowing Base Certificate last delivered) exceeds (b) the Dollar Equivalent of   the aggregate principal amount of all FILO Facility Revolving Credit Loans outstanding at such   time.   “FILO Facility”: the credit facility evidenced by the FILO Facility Commitments   available to the U.S. Borrowers hereunder.   “FILO Facility Commitment”: with respect to each FILO Facility Lender, the   commitment of such FILO Facility Lender hereunder to make FILO Facility Revolving Credit   Loans to the U.S. Borrowers in the amount set forth opposite its name on Schedule A hereto   under the caption “FILO Facility Commitments” or as may subsequently be set forth in the   Register from time to time; provided that with respect to any Loan in any Designated Foreign   58   10066032231008166793v315

Currency other than Canadian Dollars, the FILO Facility Commitment of Jefferies Finance LLC   shall be deemed to be zero.   “FILO Facility Commitment Percentage”: of any FILO Facility Lender at any   time shall be that percentage which is equal to a fraction (expressed as a percentage) the   numerator of which is the FILO Facility Commitment of such FILO Facility Lender at such   time and the denominator of which is the Total FILO Facility Commitment at such time;   provided that if any such determination is to be made after the Total FILO Facility   Commitment (and the related FILO Facility Commitments of the Lenders) has (or have)   terminated, the determination of such percentages shall be made immediately before giving   effect to such termination.   “FILO Facility Lender”: each Lender which has a FILO Facility Commitment or   which has any outstanding FILO Facility Revolving Credit Loans. Unless the context   otherwise requires, each reference in this Agreement to a FILO Facility Lender includes each   FILO Facility Lender and shall include references to any Affiliate of any such Lender which is   acting as a FILO Facility Lender.   “FILO Facility Revolving Credit Loan”: as defined in Subsection 2.1(a)(III).   “FILO Revolving Credit Note”: as defined in Subsection 2.1(e).   “FILO Reserve”: means, as of any date of determination, the amount by which   the aggregate outstanding amount of all FILO Facility Revolving Credit Loans under the FILO   Facility exceeds the FILO Borrowing Base (based on the Borrowing Base Certificate last   delivered to the Administrative Agent, as adjusted for any FILO Availability Reserve that has   been established by the Administrative Agent, and has become effective, in accordance with   Subsection 2.1(b), and for any decrease in, or discontinuation of, any FILO Availability   Reserve, after the delivery of such Borrowing Base Certificate); provided that, the amount of   any such FILO Reserve to the extent established as an Availability Reserve in the   Administrative Agent’s Permitted Discretion (without giving effect to clauses (a) or (b) of such   definition) shall be allocated pro rata between the U.S. Borrowing Base and Canadian   Borrowing Base based on the relative difference in size of the Total U.S. Facility Commitment   and the Total Canadian Facility Commitment.   “FILO Tranche”: as defined in Subsection 2.6(b)(iv).   “Financing Lease”: any lease of property, real or personal, the obligations of   the lessee in respect of which are required to be capitalized and accounted for as a financing   lease (and not, for the avoidance of doubt, as an operating lease) on the balance sheet of such   lessee for financial reporting purposes in accordance with GAAP. The Stated Maturity of any   Indebtedness under a Financing Lease shall be the scheduled date under the terms thereof of   the last payment of rent or any other amount due under such Financing Lease.   Notwithstanding anything to the contrary contained in this definition of “Financing Lease” or   elsewhere in this Agreement, in the event of an accounting change requiring leases to be   capitalized on the balance sheet of the lessee that are not required to be so capitalized on the   Closing Date, then at the Borrower Representative’s option, only those leases (assuming for   59   10066032231008166793v315
purposes hereof that such leases were in existence on the Closing Date) that would constitute   Financing Leases in conformity with GAAP on the Closing Date shall be considered Financing   Leases, and all calculations and deliverables under this Agreement or any other Loan Document   shall be made or delivered, as applicable, in accordance therewith.   “Financing Lease Obligation”: an obligation under any Financing Lease.   “FIRREA”: the Financial Institutions Reform, Recovery and Enforcement Act of   1989, as amended from time to time.   “first priority”: with respect to any Lien purported to be created in any   Collateral pursuant to any Security Document, that such Lien is the most senior Lien to which   such Collateral is subject (subject to Customary Permitted Liens and Liens permitted under   Subsection 8.14(h)).   “Fiscal Period”: each monthly accounting period of the Parent Borrower   calculated in accordance with the fiscal calendar of the Parent Borrower; provided that, for the   monthly accounting period of the Parent Borrower in which the Panther Closing Date has   occurred and for no other period, (x) with respect to assets to be included in the Borrowing   Base that were not acquired pursuant to the transactions contemplated by the Panther Merger   Agreement, the last day of the Fiscal Period shall be deemed to be the date of the Panther   Closing Date and (y) with respect to assets to be included in the Borrowing Base that were   acquired pursuant to the transactions contemplated by the Panther Merger Agreement, the last   day of the Fiscal Period shall be deemed to be the last day of the monthly accounting period of   Neptune for the calendar month in which the Panther Closing Date occurs, as calculated in   accordance with the fiscal calendar of Neptune in effect prior to the Panther Closing Date;   provided, further, that, for purposes of the Borrowing Base Certificate required by Subsection   7.2(f) in respect of the Fiscal Period based on the monthly accounting period of the Parent   Borrower referred to in the immediately preceding proviso, such Borrowing Base Certificate   shall be furnished to the Administrative Agent in accordance with Subsection 7.2(f) not later   than 5:00 P.M., New York City time, on or before the 20th Business Day following the   Panther Closing Date.   “Fiscal Quarter”: for any Fiscal Year, (i) prior to the Panther Closing Date, (x)   for the first three Fiscal Quarters, each 13-week fiscal period commencing on the day   immediately following the last day of the previous Fiscal Quarter and ending on the Saturday   of the last week of such Fiscal Quarter and (y) for the fourth Fiscal Quarter, the fiscal period   commencing on the day immediately following the last day of the previous Fiscal Quarter and   ending on December 31, and (ii) on and following the Panther Closing Date, (A) solely for   financial reporting purposes related to delivering financial statements in comparative form and   satisfying the Parent Borrower’s financial reporting obligations under Subsection 7.1, for the   Fiscal Quarters ending during the 2018 calendar year (or any relevant calendar year prior   thereto), the fiscal periods of Neptune as set forth in Neptune’s annual reports on Form 10-K   and quarterly reports on Form 10-Q, in each case as filed with the SEC (it being understood   that Neptune’s historical Fiscal Quarters are not expected to be recast), and (B) for all other   purposes, (x) for the first three Fiscal Quarters, each 13-week fiscal period commencing on the   day immediately following the last day of the previous Fiscal Quarter and ending on the   60   10066032231008166793v315
Saturday of the last week of such Fiscal Quarter and (y) for the fourth Fiscal Quarter, the   fiscal period commencing on the day immediately following the last day of the previous Fiscal   Quarter and ending on December 31, or as otherwise designated by the Borrower   Representative in accordance with Subsection 7.11; provided that, for purposes of calculating   Consolidated Fixed Charge Coverage Ratio or Four Quarter Consolidated EBITDA, if any   financial information of Neptune is included in such calculation of Consolidated Fixed Charge   Coverage Ratio or Four Quarter Consolidated EBITDA, as applicable, in respect of any Fiscal   Quarter that commenced prior to the Panther Closing Date, the financial information of   Neptune for such Fiscal Quarter shall be determined based on the monthly financial information   of Neptune for the applicable month accounting periods of Neptune most nearly approximating   such Fiscal Quarter, which applicable month accounting periods shall be calculated in   accordance with the fiscal calendar of Neptune in effect prior to the Panther Closing Date (and   which may not be on a calendar month basis).   “Fiscal Year”: (i) prior to the Panther Closing Date, the annual accounting   period of the Parent Borrower ending on December 31 of any calendar year, and (ii) on and   following the Panther Closing Date, (A) solely for financial reporting purposes related to   delivering financial statements in comparative form and satisfying the Parent Borrower’s   financial reporting obligations under Subsection 7.1, for the Fiscal Year ending during the 2018   calendar year (or any relevant calendar year prior thereto), the annual accounting period of   Neptune as set forth in Neptune’s annual reports on Form 10-K, as filed with the SEC (it   being understood that Neptune’s historical Fiscal Years are not expected to be recast), and (B)   for all other purposes, the annual accounting period of the Parent Borrower ending on   December 31 of any calendar year, or any other date of any calendar year designated by the   Borrower Representative in accordance with Subsection 7.11, in each case calculated in   accordance with the fiscal calendar of the Parent Borrower.   “Fixed Charge Condition”: as defined in the definition of “Payment Condition”   in this Subsection 1.1.   “Fixed GAAP Date”: the Closing Date, provided that at any time after the   Closing Date, the Borrower Representative may by written notice to the Administrative Agent   elect to change the Fixed GAAP Date to be the date specified in such notice, and upon such   notice, the Fixed GAAP Date shall be such date for all periods beginning on and after the date   specified in such notice.   “Fixed GAAP Terms”: (a) the covenants contained in Subsections 8.1 and 8.13,   and the defined terms “Borrowing Base”, “Capital Expenditures”, “Consolidated EBITDA”,   “Consolidated Fixed Charge Coverage Ratio”, “Consolidated Interest Expense”, “Consolidated   Net Income”, “Consolidated Tangible Assets”, “Consolidation”, “Debt Service Charges”,   “FILO Borrowing Base”, “Foreign Borrowing Base”, “Four Quarter Consolidated EBITDA”,   “Pro Forma Basis”, “Pro Forma Compliance” or “Receivable”, (b) all defined terms in this   Agreement to the extent used in or relating to any of the foregoing definitions, and all ratios   and computations based on any of the foregoing definitions, and (c) any other term or   provision of this Agreement or the other Loan Documents that, at the Borrower   61   10066032231008166793v315
Representative’s election, may be specified by the Borrower Representative by written notice to   the Administrative Agent from time to time.   “Flood Insurance Laws”: collectively, (i) the National Flood Insurance Reform   Act of 1994 (which comprehensively revised the National Flood Insurance Act of 1968 and the   Flood Disaster Protection Act of 1973) as now or hereafter in effect or any successor statute   thereto, (ii) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any   successor statute thereto and (iii) the Biggert-Waters Flood Insurance Reform Act of 2012 as   now or hereafter in effect or any successor statute thereto.   “Foreign Borrowing Base”: the sum of (1) 90.0% of the book value of   Inventory of the Parent Borrower’s Foreign Subsidiaries (other than Canadian Loan Parties)   that are Restricted Subsidiaries, (2) 90.0% of the book value of Receivables of the Parent   Borrower’s Foreign Subsidiaries (other than Canadian Loan Parties) that are Restricted   Subsidiaries and (3) cash, Cash Equivalents and Temporary Cash Investments of the Parent   Borrower’s Foreign Subsidiaries (other than Canadian Loan Parties) that are Restricted   Subsidiaries (in each case, determined as of the end of the most recently ended Fiscal Period of   the Parent Borrower for which internal consolidated financial statements of the Parent   Borrower are available, and, in the case of any determination relating to any incurrence of   Indebtedness, on a pro forma basis including (x) any property or assets of a type described   above acquired since the end of such Fiscal Period and (y) any property or assets of a type   described above being acquired in connection therewith).   “Foreign Pension Plan”: a registered pension plan which is subject to applicable   pension legislation other than ERISA or the Code, which a Restricted Subsidiary sponsors or   maintains, or to which it makes or is obligated to make contributions.   “Foreign Plan”: each Foreign Pension Plan, deferred compensation or other   retirement or superannuation plan, fund, program, agreement, commitment or arrangement   whether oral or written, funded or unfunded, sponsored, established, maintained or contributed   to, or required to be contributed to, or with respect to which any liability is borne, outside the   United States of America, by the Parent Borrower or any of its Restricted Subsidiaries, other   than any such plan, fund, program, agreement or arrangement sponsored by a Governmental   Authority.   “Foreign Subsidiary”: any Subsidiary of the Parent Borrower (a) that is   organized under the laws of any jurisdiction outside of the United States of America and any   Subsidiary of such Foreign Subsidiary or (b) that is a Foreign Subsidiary Holdco. Any   subsidiary of the Parent Borrower which is organized and existing under the laws of Puerto   Rico or any other territory of the United States of America shall be a Foreign Subsidiary.   “Foreign Subsidiary Holdco”: any Restricted Subsidiary of the Parent Borrower,   so long as such Restricted Subsidiary has no material assets other than securities or   indebtedness of one or more Foreign Subsidiaries (or Subsidiaries thereof), intellectual property   relating to such Foreign Subsidiaries (or Subsidiaries thereof), and/or other assets (including   cash, Cash Equivalents and Temporary Cash Investments) relating to an ownership interest in   any such securities, indebtedness, intellectual property or Subsidiaries. Any Subsidiary which is   62   10066032231008166793v315

a Foreign Subsidiary Holdco that fails to meet the foregoing requirements as of the last day of   the period for which consolidated financial statements of the Parent Borrower are available   shall continue to be deemed a “Foreign Subsidiary Holdco” hereunder until the date that is 60   days following the date on which such annual or quarterly financial statements were required to   be delivered pursuant to Subsection 7.1 with respect to such period.   “Four Quarter Consolidated EBITDA”: as of any date of determination, the   aggregate amount of Consolidated EBITDA for the period of the most recent four consecutive   Fiscal Quarters of the Parent Borrower ending prior to the date of such determination for   which consolidated financial statements of the Parent Borrower are available (determined for   any fiscal quarter (or portion thereof) ending prior to the Closing Date, on a Pro Forma Basis   (including to give effect to the Transactions as if they had occurred at the beginning of such   four quarter period).   “GAAP”: generally accepted accounting principles in the United States of   America as in effect on the Fixed GAAP Date (for purposes of the Fixed GAAP Terms) and as   in effect from time to time (for all other purposes of this Agreement), including those set forth   in the opinions and pronouncements of the Accounting Principles Board of the American   Institute of Certified Public Accountants and statements and pronouncements of the Financial   Accounting Standards Board or in such other statements by such other entity as approved by a   significant segment of the accounting profession, and subject to the following sentence. If at   any time the SEC permits or requires U.S. domiciled companies subject to the reporting   requirements of the Exchange Act to use IFRS in lieu of GAAP for financial reporting   purposes, the Borrower Representative may elect by written notice to the Administrative Agent   to so use IFRS in lieu of GAAP and, upon any such notice, references herein to GAAP shall   thereafter be construed to mean (a) for periods beginning on and after the date specified in   such notice, IFRS as in effect on the date specified in such notice (for purposes of the Fixed   GAAP Terms) and as in effect from time to time (for all other purposes of this Agreement)   and (b) for prior periods, GAAP as defined in the first sentence of this definition. All ratios   and computations based on GAAP contained in this Agreement shall be computed in   conformity with GAAP.   “General Intangibles”: general intangibles (as such term is defined in Article 9   of the UCC), or intangibles (as such term is defined in the PPSA), as applicable, including   payment intangibles, contract rights, rights to payment, rights arising under common law,   statutes, or regulations, choses or things in action, goodwill, patents, trade names, trade   secrets, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer   lists, monies due or recoverable from pension funds, route lists, rights to payment and other   rights under any royalty or licensing agreements, infringement claims, computer programs,   information contained on computer disks or tapes, software, literature, reports, catalogs,   insurance premium rebates, tax refunds, and tax refund claims, and any and all supporting   obligations in respect thereof, and any other personal property other than Accounts, Deposit   Accounts, goods, Investment Property, and Negotiable Collateral.   “GGC Expense Reimbursement Agreement”: the Expense Reimbursement   Agreement, to be dated as of the Business Day immediately following the Closing Date, by and   among Topco, Atrium W&D, Ply Gem Industries and Golden Gate, pursuant to which Golden   63   10066032231008166793v315
Gate shall be entitled to expense reimbursement from Topco, Atrium W&D and Ply Gem   Industries for certain consulting services, as the same may be amended, restated, supplemented,   waived or otherwise modified from time to time so long as such amendment, supplement,   waiver or modification complies with this Agreement (including Subsection 8.11 (for the   avoidance of doubt, other than by reason of Subsection 8.11(e))).   “GGC Indemnification Agreement”: the Indemnification Agreement, to be dated   as of the Business Day immediately following the Closing Date, by and among Topco, Atrium   W&D, Ply Gem Industries, certain GGC Investors and Golden Gate and the other parties   thereto, as the same may be amended, restated, supplemented, waived or otherwise modified   from time to time.   “GGC Investors”: collectively, (i) Atrium Intermediate Holdings, (ii) Atrium   Window Holdings, LLC, a Delaware limited liability company, and any successor in interest   thereto, (iii) Atrium Window Parent, LLC, a Delaware limited liability company, and any   successor in interest thereto, (iv) GGC Atrium Window Holdings, LLC, a Delaware limited   liability company, and any successor in interest thereto, (v) GGC BP Holdings, LLC, a   Delaware limited liability company, and any successor in interest thereto, (vi) GGC Opportunity   Fund, LP, and any successor in interest thereto, (vii) GGC Opportunity Fund-A, LP, and any   successor in interest thereto, (viii) GGCOF Executive Co-Invest, LP, and any successor in   interest thereto, (ix) GGCOF IRA Co-Invest, LP, and any successor in interest thereto, (x)   GGCOF Co-Invest LP, and any successor in interest thereto, (xi) GGC Finance Partnership,   LP, and any successor in interest thereto, (xii) GGC Unlevered Credit Opportunities, LLC, and   any successor in interest thereto, (xiii) Golden Gate Capital Management, L.L.C., and any   successor in interest thereto, (xiv) Golden Gate Capital Management II, L.L.C., and any   successor in interest thereto, (xv) Golden Gate Private Equity, Inc., and any successor in   interest thereto, (xvi) GGC Opportunity Fund Management GP, Ltd., and any successor in   interest thereto and (xvii) any Affiliate of any GGC Investor identified in clauses (i) through   (xvi) of this definition.   “Golden Gate”: Golden Gate Private Equity, Inc. and any successor in interest   thereto.   “Governmental Authority”: the government of the United States or any other   nation, or of any political subdivision thereof, whether state or local, and any agency, authority,   instrumentality, regulatory body, court, central bank or other entity exercising executive,   legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to   government (including any supranational bodies such as the European Union or the European   Central Bank).   “Guarantee”: any obligation, contingent or otherwise, of any Person directly or   indirectly guaranteeing any Indebtedness or other obligation of any other Person; provided that   the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary   course of business. The term “Guarantee” used as a verb has a corresponding meaning.   “Guarantee Obligation”: as to any Person (the “guaranteeing person”), any   obligation of (a) the guaranteeing person or (b) another Person (including any bank under any   64   10066032231008166793v315
letter of credit) to induce the creation of which the guaranteeing person has issued a   reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect   guaranteeing any Indebtedness, leases, dividends or other obligations (the “primary   obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly   or indirectly, including any such obligation of the guaranteeing person, whether or not   contingent, (i) to purchase any such primary obligation or any property constituting direct or   indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of   any such primary obligation or (B) to maintain working capital or equity capital of the primary   obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to   purchase property, securities or services primarily for the purpose of assuring the owner of any   such primary obligation of the ability of the primary obligor to make payment of such primary   obligation or (iv) otherwise to assure or hold harmless the owner of any such primary   obligation against loss in respect thereof; provided, however, that the term Guarantee   Obligation shall not include endorsements of instruments for deposit or collection in the   ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing   person shall be deemed to be the lower of (a) an amount equal to the stated or determinable   amount of the primary obligation in respect of which such Guarantee Obligation is made and   (b) the maximum amount for which such guaranteeing person may be liable pursuant to the   terms of the instrument embodying such Guarantee Obligation, unless such primary obligation   and the maximum amount for which such guaranteeing person may be liable are not stated or   determinable, in which case the amount of such Guarantee Obligation shall be such   guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined   by the Borrower Representative in good faith, which determination shall be conclusive.   “Guarantors”: the collective reference to Holdings (unless and until Holdings is   released from all of its obligations pursuant to Subsection 9.16(h) of the U.S. Guarantee and   Collateral Agreement), each Canadian Subsidiary Guarantor (solely with respect to the   obligations of the Canadian Borrowers under the Loan Documents) and each U.S. Subsidiary   Guarantor; individually, a “Guarantor”.   “Hedging Affiliate”: as defined in the ABL/Cash Flow Intercreditor Agreement.   “Hedging Agreements”: collectively, Interest Rate Agreements, Currency   Agreements and Commodities Agreements.   “Hedging Obligations”: as to any Person, the obligations of such Person   pursuant to any Hedging Agreement.   “Hedging Party”: any Hedging Affiliate party to a Hedging Agreement or other   Permitted Hedging Arrangement.   “Holdings”: Pisces Holdings, Inc., a Delaware corporation, and any successor in   interest thereto, including any Successor Holding Company (as defined in the U.S. Guarantee   and Collateral Agreement) in accordance with Section 9.16(c) of the U.S. Guarantee and   Collateral Agreement.   65   10066032231008166793v315
“ICE LIBOR”: as defined in the definition of “LIBOR Rate”.   “IFRS”: International Financial Reporting Standards and applicable accounting   requirements set by the International Accounting Standards Board or any successor thereto (or   the Financial Accounting Standards Board, the Accounting Principles Board of the American   Institute of Certified Public Accountants, or any successor to either such board, or the SEC, as   the case may be), as in effect from time to time.   “Immaterial Subsidiary”: any Subsidiary of the Parent Borrower designated as   such in writing by the Borrower Representative to the Administrative Agent that   (i) (x) contributed 5.00% or less of Consolidated EBITDA for the Most Recent Four Quarter   Period, and (y) had consolidated assets representing 5.00% or less of Consolidated Tangible   Assets as of the end of the Most Recent Four Quarter Period; and (ii) together with all other   Immaterial Subsidiaries designated pursuant to the preceding clause (i) (x) contributed 5.00%   or less of Consolidated EBITDA for the Most Recent Four Quarter Period, and (y) had   consolidated assets representing 5.00% or less of Consolidated Tangible Assets as of the end   of the Most Recent Four Quarter Period; provided, however, that no Subsidiary of the Parent   Borrower that Guarantees the payment of the Cash Flow Facility Obligations shall be an   “Immaterial Subsidiary” hereunder. Subject to the proviso in the immediately preceding   sentence, any Subsidiary so designated as an Immaterial Subsidiary that fails to meet the   foregoing requirements as of the last day of the Most Recent Four Quarter Period shall   continue to be deemed an “Immaterial Subsidiary” hereunder until the date that is 60 days   following the date on which such annual or quarterly financial statements were required to be   delivered pursuant to Subsection 7.1(a) or 7.1(b) with respect to such Most Recent Four   Quarter Period.   “Impacted Interest Period”: as defined in the definition of “Eurocurrency Rate”.   “Incremental ABL Term Loans”: as defined in Subsection 2.6(a).   “Incremental Commitment Effective Date”: as defined in Subsection 2.6(d).   “Incremental Facility” and “Incremental Facilities”: as defined in   Subsection 2.6(a).   “Incremental Facility Increase”: as defined in Subsection 2.6(a).   “Incremental Indebtedness”: Indebtedness incurred by any Borrower pursuant to   and in accordance with Subsection 2.6.   “Incremental Revolving Commitments”: as defined in Subsection 2.6(a).   “Indebtedness”: of any Person at any date, (a) all indebtedness of such Person   for borrowed money or for the deferred purchase price of property (other than trade liabilities   incurred in the ordinary course of business and payable in accordance with customary   practices), which purchase price is due more than one year after the date of placing such   property in final service or taking final delivery and title thereto, (b) any other indebtedness of   66   10066032231008166793v315

such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all   obligations of such Person under Financing Leases, (d) all reimbursement obligations of such   Person in respect of letters of credit, bankers’ acceptances or other similar instruments issued   or created for the account of such Person (the amount of such obligations being equal at any   time to the aggregate then undrawn and unexpired amount of such letters of credit, bankers’   acceptances or other instruments plus the aggregate amount of drawings thereunder that have   not then been reimbursed), (e) for purposes of Subsection 9.1(e) only, all obligations of such   Person in respect of interest rate protection agreements, interest rate futures, interest rate   options, interest rate caps and any other interest rate hedge arrangements, (f) all indebtedness   or obligations of the types referred to in the preceding clauses (a) through (e) to the extent   secured by any Lien on any property owned by such Person even though such Person has not   assumed or otherwise become liable for the payment thereof (provided that the amount of   Indebtedness of such Person shall be the lesser of (A) the fair market value of such asset at   such date of determination (as determined in good faith by the Borrower Representative, which   determination shall be conclusive) and (B) the amount of such Indebtedness of such other   Persons) and (g) Guarantee Obligations of such Person in respect of any Indebtedness of the   type described in the preceding clauses (a) through (f); provided that, unless the obligations   under a Vendor Financing Arrangement are secured by a Lien on the Collateral (excluding, for   the avoidance of doubt, security in the form of cash collateral or letters of credit) ranking pari   passu with the Liens securing the Obligations, for all purposes under this Agreement,   Indebtedness shall not include any obligations whatsoever in respect of Vendor Financing   Arrangements except to the extent that such obligations constituting Indebtedness are recourse   to such Person; provided further, Indebtedness shall not include (t) obligations arising under or   in connection with the Ply Gem Tax Receivable Agreement, (u) any liability for federal, state,   local or other taxes owed or owing to any government or other taxing authority, (v) purchase   price holdbacks in respect of a portion of the purchase price of an asset to satisfy warranty or   other unperformed obligations of the respective seller, (w) obligations, to the extent such   obligations constitute Indebtedness, under any agreement that has been defeased or satisfied   and discharged pursuant to the terms of such agreement, (x) Contingent Obligations incurred in   the ordinary course of business or consistent with past practice, (y) in connection with the   purchase by the Parent Borrower or any Restricted Subsidiary of any business, any post-closing   payment adjustments to which the seller may become entitled to the extent such payment is   determined by a final closing balance sheet or such payment depends on the performance of   such business after the closing; provided, however, that, at the time of closing, the amount of   any such payment is not determinable and, to the extent such payment thereafter becomes fixed   and determined, the amount is paid in a timely manner or (z) for the avoidance of doubt, any   obligations or liabilities which would be required to be classified and accounted for as an   operating lease for financial reporting purposes in accordance with GAAP as of the Closing   Date.   The amount of Indebtedness of any Person at any date shall be determined as   set forth above or as otherwise provided for in this Agreement, or otherwise shall equal the   amount thereof that would appear as a liability on a balance sheet of such Person (excluding   any notes thereto) prepared in accordance with GAAP.   67   10066032231008166793v315
“Indemnified Liabilities”: as defined in Subsection 11.5.   “Indemnitee”: as defined in Subsection 11.5.   “Individual Canadian Facility L/C Exposure”: of any Canadian Facility Lender   at any time, the Canadian Facility Lender’s Canadian Facility Commitment Percentage of the   Dollar Equivalent of all Canadian Facility L/C Obligations at such time.   “Individual Canadian Facility Lender Exposure”: of any Canadian Facility   Lender, at any time, the sum of (a) the Dollar Equivalent of the aggregate principal amount of   all Canadian Facility Revolving Credit Loans made by such Canadian Facility Lender and then   outstanding and (b) such Canadian Facility Lender’s Individual Canadian Facility L/C Exposure.   “Individual FILO Facility Lender Exposure”: of any FILO Facility Lender, at   any time, the Dollar Equivalent of the aggregate principal amount of all FILO Facility   Revolving Credit Loans made by such FILO Facility Lender and then outstanding.   “Individual Lender Exposure”: (i) of any Revolving Credit Lender, at any time,   the sum of such Lender’s (a) Individual U.S. Facility Lender Exposure and (b) Individual   Canadian Facility Lender Exposure or (ii) of any FILO Facility Lender, at any time, the sum of   such Lender’s Individual FILO Facility Lender Exposure.   “Individual Swingline Exposure”: of any Revolving Credit Lender, at any time,   such Revolving Credit Lender’s U.S. Facility Commitment Percentage of the Swingline Loans   then outstanding.   “Individual U.S. Facility L/C Exposure”: of any U.S. Facility Lender at any   time, such U.S. Facility Lender’s U.S. Facility Commitment Percentage of the Dollar   Equivalent of all U.S. Facility L/C Obligations at such time.   “Individual U.S. Facility Lender Exposure”: of any U.S. Facility Lender, at any   time, the sum of (a) the Dollar Equivalent of the aggregate principal amount of all U.S. Facility   Revolving Credit Loans made by such U.S. Facility Lender and then outstanding, (b) such U.S.   Facility Lender’s Individual U.S. Facility L/C Exposure and (c) such U.S. Facility Lender’s   Individual Swingline Exposure.   “Initial Agreement”: as defined in Subsection 8.8(d).   “Initial Borrowing Base Certificate”: as defined in Subsection 7.2(f).   “Initial Canadian Borrowers”: Gienow Canada Inc., a federally incorporated   Canadian corporation, Mitten Inc., an Ontario corporation, and North Star Manufacturing   (London) Ltd., an Ontario corporation.   “Initial Cash Flow Term Loan Facility”: the Initial Term Loan Facility (as   defined in the Cash Flow Credit Agreement).   68   10066032231008166793v315
“Initial Collateral Examination”: as defined in Subsection 7.12(b).   “Initial Default”: as defined in Subsection 1.2(b).   “Initial Revolving Commitments”: the CommitmentRevolving Credit   Commitments of the Lenders on the Closing Date.   “Insolvency”: with respect to any Multiemployer Plan, the condition that such   Plan is insolvent within the meaning of Section 4245 of ERISA.   “Intellectual Property”: as defined in Subsection 5.9.   “Intercreditor Agreement Supplement”: as defined in Subsection 10.8(a).   “Interest Payment Date”: (a) as to any ABR Loan or, Canadian Prime Rate   LoansLoan or Daily Simple SOFR Rate Loan, the last Business Day of each Fiscal Quarter to   occur while such Loan is outstanding, and the final maturity date of such Loan, (b) as to any   Term SOFR Rate Loan or Eurocurrency Loan or BA Equivalent Loan having an Interest   Period of three months or less, the last day of such Interest Period, and (c) as to any Term   SOFR Rate Loan or Eurocurrency Loan or BA Equivalent Loan having an Interest Period   longer than three months, (i) each day which is three months, or a whole multiple thereof, after   the first day of such Interest Period and (ii) the last day of such Interest Period.   “Interest Period”: with respect to any Term SOFR Rate Loan or Eurocurrency   Loan or BA Equivalent Loan:   (a) initially, the period commencing on the borrowing or conversion date, as   the case may be, with respect to such Term SOFR Rate Loan or Eurocurrency Loan or BA   Equivalent Loan and ending (x) (I) one, three or six months (or if agreed to by each affected   Lender, 12 months or a shorter period (other than a one week Interest Period)) thereafter, in   the case of Term SOFR Rate Loans or Eurocurrency Loans denominated in Euro or (II) one,   two or three months thereafter, in the case of Eurocurrency Loans denominated in Canadian   Dollars or (y) on the last day of the first Fiscal Quarter ending after the Closing Date, as   selected by the Borrower Representative in its notice of borrowing or notice of conversion, as   the case may be, given with respect thereto; and   (b) thereafter, each period commencing on the last day of the next preceding   Interest Period applicable to such Term SOFR Rate Loan or Eurocurrency Loan or BA   Equivalent Loan and ending (x) one, three or six months (or if agreed to by each affected   Lender, 12 months or a shorter period (other than a one week Interest Period)) thereafter, in   the case of Term SOFR Rate Loans or Eurocurrency Loans denominated in Euro or (y) one,   two or three months thereafter, in the case of Eurocurrency Loans denominated in Canadian   Dollars, as selected by the Borrower Representative by irrevocable notice to the Administrative   Agent not less than three Business Days (or such shorter period as may be agreed by the   Administrative Agent in its reasonable discretion) prior to the last day of the then current   69   10066032231008166793v315
Interest Period with respect thereto; provided that all of the foregoing provisions relating to   Interest Periods are subject to the following:   (i) if any Interest Period would otherwise end on a day that is not a   Business Day, such Interest Period shall be extended to the next succeeding Business   Day unless the result of such extension would be to carry such Interest Period into   another calendar month in which event such Interest Period shall end on the   immediately preceding Business Day;   (ii) any Interest Period that would otherwise extend beyond the Termination   Date shall (for all purposes other than Subsection 4.12) end on the Termination Date;   (iii) any Interest Period that begins on the last Business Day of a calendar   month (or on a day for which there is no numerically corresponding day in the calendar   month at the end of such Interest Period) shall end on the last Business Day of a   calendar month; and   (iv) the Borrower Representative shall select Interest Periods so as not to   require a scheduled payment of any Term SOFR Rate Loan or Eurocurrency Loan or   BA Equivalent Loan during an Interest Period for such Term SOFR Rate Loan or   Eurocurrency Loan.   “Interest Rate Agreement”: with respect to any Person, any interest rate   protection agreement, future agreement, option agreement, swap agreement, cap agreement,   collar agreement, hedge agreement or other similar agreement or arrangement (including   derivative agreements or arrangements), as to which such Person is a party or a beneficiary.   “Interpolated Screen Rate”: in relation to the LIBOR Rate and/or the BA Rate   for any Loan, the rate whichat any time, for any Interest Period, the rate per annum (rounded   to the same number of decimal places as the CDOR Screen Rate or the EURIBOR Screen   Rate, as applicable) to be equal to the rate that results from interpolating on a linear basis   between: (a) the rate appearing on the ICE Benchmark Administration page or the   ReutersCDOR Screen Rate or the EURIBOR Screen CDOR PageRate, as applicable (or on   any successor or substitute page of such service), for the longest period (for which that ratethe   CDOR Screen Rate or the EURIBOR Screen Rate, as applicable, is available) which is less for   the applicable currency) that is shorter than the Impacted Interest Period for such Loan; and   (b) the rate appearing on the ICE Benchmark Administration page or the ReutersCDOR Screen   Rate or the EURIBOR Screen CDOR PageRate, as applicable (or on any successor or   substitute page of such service), for the shortest period (for which that ratethe CDOR Screen   Rate or the EURIBOR Screen Rate, as applicable, is available) which for the applicable   currency) that exceeds the Impacted Interest Period for such Loan each as of (i) in the case of   the LIBOR Rate, approximately 11:00 A.M., London time and (ii) in the case of the BA Rate,   approximately 10:00 A.M, Toronto time, two Business Days prior to the commencement of   such Interest Period., in each case, at such time. Notwithstanding the foregoing, if the   Interpolated Rate, determined as set forth above, shall be less than 0.00%, such rate shall be   deemed to be 0.00% for all purposes of this Agreement.   70   10066032231008166793v315

“Inventory”: inventory (as such term is defined in Article 9 of the UCC) or (to   the extent governed thereby) the PPSA as in effect from time to time.   “Investment”: in any Person by any other Person, any direct or indirect   advance, loan or other extension of credit (other than to customers, dealers, licensees,   franchisees, suppliers, consultants, directors, officers or employees of any Person in the   ordinary course of business) or capital contribution (by means of any transfer of cash or other   property to others or any payment for property or services for the account or use of others) to,   or any purchase or acquisition of Capital Stock, Indebtedness or other similar instruments   issued by, such Person. For purposes of the definition of “Unrestricted Subsidiary” and   Subsection 8.12 only, (i) “Investment” shall include the portion (proportionate to the Parent   Borrower’s equity interest in such Subsidiary) of the Fair Market Value of the net assets of any   Subsidiary of the Parent Borrower at the time that such Subsidiary is designated an   Unrestricted Subsidiary, provided that upon a redesignation of such Subsidiary as a Restricted   Subsidiary, the Parent Borrower shall be deemed to continue to have a permanent “Investment”   in an Unrestricted Subsidiary in an amount (if positive) equal to (x) the Parent Borrower’s   “Investment” in such Subsidiary at the time of such redesignation less (y) the portion   (proportionate to the Parent Borrower’s equity interest in such Subsidiary) of the Fair Market   Value of the net assets of such Subsidiary at the time of such redesignation and (ii) any   property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market   value (as determined in good faith by the Borrower Representative, which determination shall   be conclusive) at the time of such transfer. Guarantees shall not be deemed to be Investments.   The amount of any Investment outstanding at any time shall be the original cost of such   Investment, reduced (at the Borrower Representative’s option) by any dividend, distribution,   interest payment, return of capital, repayment or other amount or value received in respect of   such Investment.   “Investment Company Act”: the Investment Company Act of 1940, as amended   from time to time.   “Investment Grade Rating”: a rating equal to or higher than Baa3 (or the   equivalent) by Moody’s and BBB- (or the equivalent) by S&P, or any equivalent rating by any   other nationally recognized rating agency.   “Investment Grade Securities”: (i) securities issued or directly and fully   guaranteed or insured by the United States government or any agency or instrumentality   thereof (other than Cash Equivalents); (ii) debt securities or debt instruments with an   Investment Grade Rating, but excluding any debt securities or instruments constituting loans or   advances among the Parent Borrower and its Subsidiaries; (iii) investments in any fund that   invests exclusively in investments of the type described in clauses (i) and (ii) above, which fund   may also hold cash pending investment or distribution; and (iv) corresponding instruments in   countries other than the United States customarily utilized for high quality investments.   “Investment Property”: investment property (as such term is defined in Article 9   of the UCC or the PPSA, as applicable) and any and all supporting obligations in respect   thereof.   71   10066032231008166793v315
“Investor Partnership”: any partnership or other entity through which one or   more CD&R Investors and GGC Investors, directly or indirectly, hold their equity interests in   Topco.   “Investors”: as defined in the definition of “Equity Contribution”.   “ISP”: the International Standby Practices (1998), International Chamber of   Commerce Publication No. 590.   “Issuing Lender”: as the context requires, (a) UBS AG, Stamford Branch,   JPMorgan Chase Bank, N.A., Deutsche Bank AG New York Branch, Barclays Bank PLC,   Goldman Sachs Bank USA, Bank of America, N.A., Royal Bank of Canada, Jefferies Finance   LLC, MUFG Union Bank, N.A., Natixis, New York Branch, Société Générale, Crédit Agricole   Corporate and Investment Bank, U.S. Bank National Association, Credit Suisse AG, Cayman   IslandsNew York Branch and, Sumitomo Mitsui Banking Corporation and BNP Paribas, each   in its capacity as issuer of Letters of Credit issued by it; (b) any other Lender that may become   an Issuing Lender pursuant to Subsections 3.10 and 3.11 in its capacity as issuer of Letters of   Credit issued by such Lender; or (c) collectively, all of the foregoing. It is understood and   agreed that Jefferies Finance LLC will cause Letters of Credit to be issued by unaffiliated   financial institutions and such Letters of Credit shall be treated as issued by Jefferies Finance   LLC for all purposes under the Loan Documents.   “Judgment Conversion Date”: as defined in Subsection 11.8(a).   “Judgment Currency”: as defined in Subsection 11.8(a).   “Junior Capital”: collectively, any Indebtedness of any Parent Entity or the   Parent Borrower that (i) is not secured by any asset of the Parent Borrower or any Restricted   Subsidiary, (ii) is expressly subordinated to the prior payment in full of the Obligations   hereunder on terms consistent with those for senior subordinated high yield debt securities   issued by U.S. companies sponsored by CD&R (as determined in good faith by the Borrower   Representative, which determination shall be conclusive), (iii) has a final maturity date that is   not earlier than, and provides for no scheduled payments of principal prior to, the date that is   91 days after the Termination Date (other than through conversion or exchange of any such   Indebtedness for Capital Stock (other than Disqualified Capital Stock) of the Parent Borrower,   Capital Stock of any Parent Entity or any other Junior Capital), (iv) has no mandatory   redemption or prepayment obligations other than (a) obligations that are subject to the prior   payment in full in cash of the Loans and (b) pursuant to an escrow or similar arrangement with   respect to the proceeds of such Junior Capital and (v) does not require the payment of cash   interest until the date that is 91 days after the Termination Date.   “Junior Lien Intercreditor Agreement”: an intercreditor agreement substantially   in the form of Exhibit P to be entered into as required by the terms hereof, as amended,   restated, supplemented, waived or otherwise modified from time to time.   “Kenner”: Kenner & Company, Inc. and any successor in interest thereto.   72   10066032231008166793v315
“Kenner Investors”: collectively, (i) KWC Holdings, L.P., a Delaware limited   partnership, and any successor in interest thereto and (ii) any Affiliate of any Kenner Investor   identified in clause (i) of this definition.   “L/C Disbursement”: a U.S. Facility L/C Disbursement, Canadian Facility U.S.   Borrower L/C Disbursement and/or Canadian Facility Canadian Borrower L/C Disbursement,   as the context may require.   “L/C Fee Payment Date”: with respect to any Letter of Credit, the last Business   Day of each Fiscal Quarter to occur after the date of issuance thereof, to and including the first   such day to occur on or after the date of expiry thereof.   “L/C Fees”: the fees and commissions specified in Subsection 3.3.   “L/C Obligations”: the U.S. Facility L/C Obligations and/or the Canadian   Facility L/C Obligations, as the context may require.   “L/C Request”: a letter of credit request in the form of Exhibit J-2 attached   hereto or, in such form as the applicable Issuing Lender may specify from time to time,   requesting the Issuing Lender to issue a Letter of Credit.   “LCT Election”: as defined in Subsection 1.2(k).   “LCT Test Date”: as defined in Subsection 1.2(k).   “Lead Arrangers”: UBS Securities LLC, JPMorgan Chase Bank, N.A.,   Deutsche Bank Securities Inc., Barclays Bank PLC, Goldman Sachs Bank USA, Bank of   America, N.A., Royal Bank of Canada, Jefferies Finance LLC, MUFG Union Bank, N.A.,   Natixis, New York Branch, SG Americas Securities, LLC and Crédit Agricole Corporate and   Investment Bank.   “Lender Default”: (a) the refusal (which may be given verbally or in writing and   has not been retracted) or failure of any Lender (including any Agent in its capacity as Lender)   to make available its portion of any incurrence of Loans or reimbursement obligations required   to be made hereunder, which refusal or failure is not cured within two Business Days after the   date of such refusal or failure, (b) the failure of any Lender (including any Agent in its capacity   as Lender) to pay over to the Administrative Agent, any Issuing Lender or any other Lender   any other amount required to be paid by it hereunder within one Business Day of the date   when due, unless the subject of a good faith dispute, (c) a Lender (including any Agent in its   capacity as Lender) has notified the Borrower Representative or the Administrative Agent that   it does not intend to comply with its funding obligations hereunder, (d) a Lender (including any   Agent in its capacity as Lender) has failed, within 10 Business Days after request by the   Administrative Agent, to confirm that it will comply with its funding obligations hereunder   (provided that such Lender Default pursuant to this clause (d) shall cease to be a Lender   Default upon receipt of such confirmation by the Administrative Agent) or (e) an Agent or a   73   10066032231008166793v315
Lender has admitted in writing that it is insolvent or such Agent or Lender becomes subject to   a Lender-Related Distress Event or Bail-In Action.   “Lender Joinder Agreement”: as defined in Subsection 2.6(c)(i).   “Lender-Related Distress Event”: with respect to any Agent or Lender (each, a   “Distressed Person”), a voluntary or involuntary case with respect to such Distressed Person   under any debt relief law, or a custodian, conservator, receiver or similar official is appointed   for such Distressed Person or any substantial part of such Distressed Person’s assets, or such   Distressed Person makes a general assignment for the benefit of creditors or is otherwise   adjudicated as, or determined by any Governmental Authority having regulatory authority over   such Distressed Person to be, insolvent or bankrupt; provided that a Lender-Related Distress   Event shall not be deemed to have occurred solely by virtue of the ownership or acquisition of   any equity interests in any Agent or Lender or any person that directly or indirectly controls   such Agent or Lender by a Governmental Authority or an instrumentality thereof so long as   such ownership interest does not result in or provide such lender immunity from the jurisdiction   of courts within the United States or from the enforcement of judgments or writs of attachment   on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate,   disavow or disaffirm any contracts or agreements made with such Lender; provided, further,   that the appointment of an administrator, provisional liquidator, conservator, receiver, trustee,   custodian or other similar official by a supervisory authority or regulator with respect to an   Agent or Lender or any other person that directly or indirectly controls such Agent or Lender   under the Dutch Financial Supervision Act 2007 (as amended from time to time and including   any successor legislation) shall not be deemed to result in a Lender-Related Distress Event.   “Lenders”: the several lenders from time to time parties to this Agreement   together with, in the case of any such lender that is a bank or financial institution, any affiliate   or branch of any such bank or financial institution through which such bank or financial   institution elects, by notice to the Administrative Agent and the Borrower Representative, to   make any Revolving Credit Loans, FILO Facility Revolving Credit Loans, Swingline Loans or   Letters of Credit available to any Borrower, provided that for all purposes of voting or   consenting with respect to (a) any amendment, supplement or modification of or to any Loan   Document, (b) any waiver of any of the requirements of any Loan Document or any Default or   Event of Default and its consequences or (c) any other matter as to which a Lender may vote   or consent pursuant to Subsection 11.1, the bank or financial institution making such election   shall be deemed the “Lender” rather than such affiliate, which shall not be entitled to so vote   or consent.   “Letter of Credit Sublimit”: (x) prior to the Panther Closing Date, the Dollar   Equivalent of $75,000,000, and (y) on and following the Panther Closing Date, the Dollar   Equivalent of $105,000,000125,000,000.   “Letters of Credit” or “L/Cs”: as defined in Subsection 3.1(a).   “LIBOR Rate”: with respect to each day during each Interest Period pertaining   to a Eurocurrency Loan, the rate per annum equal to the ICE Benchmark Administration (or   any successor organization) LIBOR Rate (“ICE LIBOR”), as published by Reuters (being   74   10066032231008166793v315

currently (x) with respect to Dollars, the page designated as “LIBO” and (y) with respect to   Euro, the page designated as “EURIBOR01”) (or other commercially available source   providing quotations of ICE LIBOR as may be designated by the Administrative Agent from   time to time and as consented to by the Borrower Representative), at approximately 11:00   A.M., London time, two Business Days prior to the commencement of such Interest Period,   for deposits in Dollars or a Designated Foreign Currency (other than Canadian Dollars), as   applicable (for delivery on the first day of such Interest Period) with a term equivalent to such   Interest Period; provided that, to the extent than an interest rate is not ascertainable pursuant   to the foregoing provisions of this definition, the “LIBOR Rate” shall be the Interpolated   Screen Rate.   If at any time the Administrative Agent determines (which determination shall be   conclusive absent manifest error) that, with respect to the LIBOR Rate, (i) the circumstances   set forth in Subsection 4.7 have arisen and such circumstances are unlikely to be temporary or   (ii) the circumstances set forth in Subsection 4.7 have not arisen but the supervisor for the   administrator of the London Interbank Offered Rate or a Governmental Authority having   jurisdiction over the Administrative Agent has made a public statement identifying a specific   date after which the London Interbank Offered Rate shall no longer be used for determining   interest rates for loans in Dollars or any Designated Foreign Currency, then, at the Borrower   Representative’s request, the Administrative Agent and the Borrower Representative shall   endeavor to establish an alternate rate of interest to the LIBOR Rate that gives due   consideration to the then prevailing market convention for determining a rate of interest for   syndicated loans in the United States at such time, and shall enter into an amendment to this   Agreement to reflect such alternate rate of interest (which shall include a zero floor) and such   other related changes to this Agreement as may be applicable. Notwithstanding anything to the   contrary herein, such amendment shall become effective without any further action or consent   of any other party to this Agreement.   “Lien”: any mortgage, pledge, security interest, encumbrance, lien or charge of   any kind (including any conditional sale or other title retention agreement or lease in the nature   thereof).   “Limited Condition Transaction”: (x) any acquisition, including by way of   merger, amalgamation, consolidation or other business combination or the acquisition of Capital   Stock or otherwise, by one or more of the Parent Borrower and its Subsidiaries of any assets,   business or Person or any other Investment permitted by this Agreement, in each case, whose   consummation is not conditioned on the availability of, or on obtaining, third party financing or   (y) any redemption, repurchase, defeasance, satisfaction and discharge or repayment of   Indebtedness, Disqualified Capital Stock or Preferred Stock requiring irrevocable notice in   advance of such redemption, repurchase, defeasance, satisfaction and discharge or repayment.   “Loan”: a Revolving Credit Loan, FILO Facility Revolving Credit Loan or a   Swingline Loan, as the context requires; collectively, the “Loans”.   “Loan Documents”: this Agreement, the Notes, the L/C Requests, the   ABL/Cash Flow Intercreditor Agreement, the U.S. Guarantee and Collateral Agreement, the   Canadian Guarantee and Collateral Agreement, any Junior Lien Intercreditor Agreement (on   75   10066032231008166793v315
and after the execution thereof), each other document designated a “Loan Document” by the   Borrower Representative and the Administrative Agent, each Other Intercreditor Agreement   (on and after the execution thereof) and any other Security Documents, each as amended,   restated, supplemented, waived or otherwise modified from time to time.   “Loan Parties”: U.S. Loan Parties and the Canadian Loan Parties; each   individually, a “Loan Party”.   “Management Advances”: (1) promissory notes of Management Investors   acquired in connection with the issuance of Management Stock to such Management Investors,   (2) Management Guarantees or (3) other Guarantees of borrowings by Management Investors   in connection with the purchase of Management Stock, which Guarantees are permitted under   Subsection 8.13.   “Management Guarantees”: guarantees made on behalf of, or in respect of loans   or advances made to, directors, officers, employees, management members or consultants of   any Parent Entity, the Parent Borrower or any Restricted Subsidiary (1) in respect of travel,   entertainment and moving related expenses incurred in the ordinary course of business, or   (2) in the ordinary course of business and (in the case of this clause (2)) not exceeding   $15,000,000 in the aggregate outstanding at any time.   “Management Investors”: the management members, officers, directors,   employees and other members of the management of any Parent Entity, the Parent Borrower or   any of their respective Subsidiaries, or family members or relatives of any of the foregoing   (provided that, solely for purposes of the definition of “Permitted Holders”, such relatives shall   include only those Persons who are or become Management Investors in connection with estate   planning for or inheritance from other Management Investors, as determined in good faith by   the Borrower Representative, which determination shall be conclusive), or trusts, partnerships   or limited liability companies for the benefit of any of the foregoing, or any of their heirs,   executors, successors and legal representatives, who at any date beneficially own or have the   right to acquire, directly or indirectly, Capital Stock of the Parent Borrower, any Restricted   Subsidiary or any Parent Entity.   “Management Stock”: Capital Stock of the Parent Borrower, any Restricted   Subsidiary (including any options, warrants or other rights in respect thereof) held by any of   the Management Investors.   “Management Subscription Agreements”: one or more stock subscription, stock   option, grant or other agreements which have been or may be entered into between the Parent   Borrower, any Restricted Subsidiary or any Parent Entity and one or more Management   Investors (or any of their heirs, successors, assigns, legal representatives or estates), with   respect to the issuance to and/or acquisition, ownership and/or disposition by any of such   parties of common stock of the Parent Borrower, any Restricted Subsidiary or any Parent   Entity, or options, warrants, units or other rights in respect of common stock of the Parent   Borrower, any Restricted Subsidiary or any Parent Entity any agreements entered into from   time to time by transferees of any such stock, options, warrants or other rights in connection   with the sale, transfer or reissuance thereof, and any assumptions of any of the foregoing by   76   10066032231008166793v315
third parties, as amended, restated, supplemented, waived or otherwise modified from time to   time.   “Mandatory Revolving Credit Loan Borrowing”: as defined in Subsection   2.4(c).   “Margin Stock”: as defined in Regulation U of the Board as from time to time   in effect and all official rulings and interpretations thereunder or thereof.   “Market Capitalization”: an amount equal to (i) the total number of issued and   outstanding shares of capital stock of the Parent Borrower or any Parent Entity on the date of   declaration of the relevant dividend or making of any other Restricted Payment, as applicable,   multiplied by (ii) the arithmetic mean of the closing prices per share of such capital stock on   the New York Stock Exchange (or, if the primary listing of such capital stock is on another   exchange, on such other exchange) for the 30 consecutive trading days immediately preceding   such date.   “Material Acquisition”: as defined in the definition of “Pro Forma Basis” or “Pro   Forma Compliance”.   “Material Adverse Effect”: (x) on, or as of, the Closing Date, a Closing Date   Material Adverse Effect, or (y) after the Closing Date, a material adverse effect on (a) the   business, operations, property or condition (financial or otherwise) of the Parent Borrower and   its Restricted Subsidiaries taken as a whole, (b) the validity or enforceability as to the Loan   Parties (taken as a whole) party thereto of the Loan Documents taken as a whole or (c) the   rights or remedies of the Agents and the Lenders under the Loan Documents, in each case   taken as a whole.   “Material Disposition”: as defined in the definition of “Pro Forma Basis” or “Pro   Forma Compliance”.   “Material Subsidiaries”: Restricted Subsidiaries of the Parent Borrower   constituting, individually or in the aggregate (as if such Restricted Subsidiaries constituted a   single Subsidiary), a “significant subsidiary” in accordance with Rule 1-02 under Regulation   S-X.   “Materials of Environmental Concern”: any pollutants, contaminants, hazardous   or toxic substances or materials or wastes defined, listed, or regulated as such in or under, or   which may give rise to liability under, any applicable Environmental Law, including gasoline,   petroleum (including crude oil or any fraction thereof), petroleum products or by-products,   asbestos and polychlorinated biphenyls.   “Maximum Incremental Facilities Amount”: at any date of determination, an   aggregate principal amount not to exceed the sum of (i) an amount equal to the greater of (1)   $333,000,000 and (2) 75% of Four Quarter Consolidated EBITDA (as defined in the Cash   Flow Credit Agreement and calculated in accordance with the terms of the Cash Flow Credit   Agreement applicable to the “Maximum Incremental Facilities Amount” as defined therein)   77   10066032231008166793v315
(calculated on a Pro Forma Basis) (amounts incurred pursuant to this clause (i), the “Cash   Capped Incremental Facility”) plus (ii) an unlimited amount if, after giving effect to the   incurrence of such amount (or, at the Borrower Representative’s option, on the date of the   initial commitment to lend such additional amount after giving pro forma effect to the   incurrence of the entire committed amount of such additional amount), either (x) the   Consolidated Secured Leverage Ratio (as defined in the Cash Flow Credit Agreement and   calculated in accordance with the terms of the Cash Flow Credit Agreement applicable to the   “Maximum Incremental Facilities Amount” as defined therein) shall not exceed 4.50 to 1.00 or   (y) if such amount is incurred to finance or refinance, or otherwise incurred in connection with,   any acquisition, including by way of merger, amalgamation, consolidation or other business   combination or the acquisition of Capital Stock or otherwise, by one or more of the Parent   Borrower and its Subsidiaries of any assets, business or Person or any other Investment   permitted hereunder, on the date of such acquisition or other Investment, after giving effect   thereto, the Consolidated Secured Leverage Ratio (as defined in the Cash Flow Credit   Agreement and calculated in accordance with the terms of the Cash Flow Credit Agreement   applicable to the “Maximum Incremental Facilities Amount” as defined therein) would equal or   be less than the Consolidated Secured Leverage Ratio immediately prior to giving effect thereto   (amounts incurred pursuant to this clause (ii), the “Ratio Incremental Facility”) (in each case   under this clause (ii) as set forth in a certificate of a Responsible Officer of the Borrower   Representative delivered to the Administrative Agent at the time of such incurrence, together   with calculations demonstrating compliance with such ratio (it being understood that (A) if pro   forma effect is given to the entire committed amount of any such additional amount on the   date of initial borrowing of such Indebtedness or entry into the definitive agreement providing   the commitment to fund such Indebtedness, such committed amount may thereafter be   borrowed and reborrowed, in whole or in part, from time to time, without further compliance   with this clause and (B) for purposes of calculating the Consolidated Secured Leverage Ratio,   any additional amount incurred under Subsection 8.13(a)(i)(B) and pursuant to clause (ii) of   this definition shall be treated as if such amount is Consolidated Secured Indebtedness (as   defined in the Cash Flow Credit Agreement), regardless of whether such amount is actually   secured or is secured by Liens ranking junior to the Liens securing the Cash Flow Facility   Obligations (as defined in the Cash Flow Credit Agreement)); provided that, at the Borrower   Representative’s option, capacity under the Ratio Incremental Facility shall be deemed to be   used before capacity under the Cash Capped Incremental Facility.   “Minimum Extension Condition”: as defined in Subsection 2.8(b).   “Moody’s”: Moody’s Investors Service, Inc., and its successors.   “Mortgaged Fee Properties”: the collective reference to each real property   owned in fee simple by any U.S. Borrower or U.S. Subsidiary Guarantor (i) as of the Closing   Date and listed on Schedule 5.8 (if any) and (ii) following the Closing Date, to the extent   required to be mortgaged as Collateral pursuant to the requirements of Subsection 7.9,   including the land and all buildings, improvements, structures and fixtures now or subsequently   located thereon and owned by any such Person, in each case, unless and until such time as the   Mortgage on such real property is released in accordance with the terms and provisions hereof   and thereof.   78   10066032231008166793v315

“Mortgages”: each of the mortgages and deeds of trust, or similar security   instruments executed and delivered by any U.S. Borrower or U.S. Subsidiary Guarantor to the   Collateral Agent, substantially in the form of Exhibit C, as the same may be amended, restated,   supplemented, waived or otherwise modified from time to time.   “Most Recent Four Quarter Period”: the four Fiscal Quarter period of the   Parent Borrower ending on the last day of the most recently completed Fiscal Year or Fiscal   Quarter for which financial statements of the Parent Borrower have been (or have been   required to be) delivered under Subsection 7.1(a) or 7.1(b).   “Multiemployer Plan”: a Plan which is a multiemployer plan as defined in   Section 4001(a)(3) of ERISA.   “Negotiable Collateral”: letters of credit, letter of credit rights, instruments,   promissory notes, drafts, documents, and chattel paper (including electronic chattel paper and   tangible chattel paper), and any and all supporting obligations in respect thereof.   “Neptune”: NCI Building Systems, Inc., a Delaware corporation, and any   successor in interest thereto.   “Neptune ABL Credit Agreement”: that certain ABL Credit Agreement, dated   as of February 8, 2018 (as amended, supplemented, waived or otherwise modified from time to   time), among NCI Group, Inc., Robertson-Ceco II Corporation, the subsidiary borrowers from   time to time party thereto, Neptune, the several banks and other financial institutions from time   to time party thereto and Wells Fargo Bank, National Association, as administrative agent and   collateral agent.   “Neptune Term Loan Credit Agreement”: that certain Term Loan Credit   Agreement, dated as of February 8, 2018 (as amended, supplemented, waived or otherwise   modified from time to time), among Neptune, the several banks and other financial institutions   from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, as   administrative agent and collateral agent.   “Net Orderly Liquidation Value”: the orderly liquidation value (net of costs and   expenses estimated to be incurred in connection with such liquidation) of the Qualified Loan   Parties’ Inventory, that is estimated to be recoverable in an orderly liquidation of such   Inventory expressed as a percentage of the net book value thereof, such percentage to be as   determined from time to time by reference to the most recent Inventory appraisal completed by   a qualified third-party appraisal company (approved by the Administrative Agent in its   Permitted Discretion) delivered to the Administrative Agent.   “Net Proceeds”: with respect to any new public or private issuance or sale of   any securities or any capital contribution (whether of property or assets, including cash), an   amount equal to the gross proceeds in cash and Cash Equivalents (or with respect to capital   contributions of non-cash property or assets, the Fair Market Value thereof) of such issuance,   sale or contribution net of attorneys’ fees, accountants’ fees, underwriters’ or placement   agents’ fees, discounts or commissions, and brokerage, consultant and other fees actually   79   10066032231008166793v315
incurred in connection with such issuance, sale or contribution and net of all taxes paid or   payable as a result, or in respect, thereof.   “New York Courts”: as defined in Subsection 11.13(a)(i).   “New York Process Agent”: as defined in Subsection 11.13(b).   “New York Supreme Court”: as defined in Subsection 11.13(a)(i).   “Non-Canadian Affiliate”: an Affiliate or office of a Canadian Facility Lender or   Canadian Facility Issuing Lender that is an entity (or office thereof) that shall allow payments   by any U.S. Borrower made under this Agreement and any Notes with respect to any   Extensions of Credit made to such U.S. Borrower by such entity or office to be made without   withholding of any Non-Excluded Taxes.   “Non-Consenting Lender”: as defined in Subsection 11.1(g).   “Non-Defaulting Lender”: any Lender other than a Defaulting Lender.   “Non-Excluded Taxes”: all Taxes other than Excluded Taxes.   “Non-Extending Lender”: any Lender that does not accept an Extension Offer.   “Non-Loan Party”: each Subsidiary of the Parent Borrower that is not a Loan   Party.   “Non-Wholly Owned Subsidiary”: each Subsidiary of the Parent Borrower that   is not a Wholly Owned Subsidiary.   “Notes”: the collective reference to the Revolving Credit Notes and the   Swingline Note.   “Obligation Currency”: as defined in Subsection 11.8(a).   “Obligations”: obligations of the Loan Parties from time to time arising under   or in respect of the due and punctual payment of (i) the principal of and premium, if any, and   interest (including interest accruing during (or that would accrue but for) the pendency of any   bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed   or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by   acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment   required to be made in respect of any Letter of Credit, when and as due, including payments in   respect of Reimbursement Obligations and interest thereon and (iii) all other monetary   obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct,   contingent, fixed or otherwise (including monetary obligations incurred during the pendency of   any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether   allowed or allowable in such proceeding), of the Loan Parties under this Agreement and the   other Loan Documents.   80   10066032231008166793v315
“OFAC”: as defined in clause (c) of the first sentence of Subsection 5.23.   “Optional Payments”: as defined in Subsection 8.6(e).   “Organizational Documents”: with respect to any Person, (a) the articles of   incorporation, certificate of incorporation or certificate of formation (or the equivalent   organizational documents) of such Person and (b) the bylaws, operating agreement or   partnership agreement (or the equivalent governing documents) of such Person.   “Other ABL Term Commitments”: one or more Tranches of term loan   commitments hereunder that result from a Refinancing Amendment.   “Other ABL Term Loans”: one or more Tranches of term loans hereunder that   result from a Refinancing Amendment.   “Other Existing Hedging Agreements”: Hedging Agreements or other Permitted   Hedging Arrangements with any Hedging Party existing on the Seventh Amendment Effective   Date that are secured by Liens on ABL Priority Collateral pursuant to the Security Documents   and have been identified to the Administrative Agent in writing, excluding any Designated   Hedging Agreements.   “Other FILO Commitments”: one or more new “first-in, last-out” tranches   hereunder or extended FILO Facility Commitments in respect of the FILO Facility that result   from a Refinancing Amendment.   “Other FILO Loans”: the Loans made pursuant to any Other FILO   Commitment.   “Other Intercreditor Agreement”: an intercreditor agreement in form and   substance reasonably satisfactory to the Borrower Representative and the Collateral Agent.   “Other Representatives”: UBS Securities LLC, in its capacity as Joint Lead   Arranger and Joint Bookrunner, JPMorgan Chase Bank, N.A., in its capacity as Joint Lead   Arranger and Joint Bookrunner, Deutsche Bank Securities Inc., in its capacity Joint Lead   Arranger and Joint Bookrunner, Barclays Bank PLC, in its capacity as Joint Lead Arranger and   Joint Bookrunner, Goldman Sachs Bank USA, in its capacity as Joint Lead Arranger and Joint   Bookrunner, Bank of America, N.A., in its capacity as Joint Lead Arranger and Joint   Bookrunner, Royal Bank of Canada, in its capacity as Joint Lead Arranger and Joint   Bookrunner, Jefferies Finance LLC, in its capacity as Joint Lead Arranger and Joint   Bookrunner, MUFG Union Bank, N.A., in its capacity as Joint Lead Arranger and Joint   Bookrunner, Natixis, New York Branch, in its capacity as Joint Lead Arranger and Joint   Bookrunner, SG Americas Securities, LLC, in its capacity as Joint Lead Arranger and Joint   Bookrunner and Crédit Agricole Corporate and Investment Bank, in its capacity as Joint Lead   Arranger and Joint Bookrunner.   81   10066032231008166793v315
“Other Revolving Credit Commitments”: one or more Tranches of revolving   credit commitments hereunder or extended Revolving Credit Commitments in respect of the   Revolving Credit Facility that result from a Refinancing Amendment.   “Other Revolving Credit Loans”: the Revolving Credit Loans made pursuant to   any Other Revolving Credit Commitment.   “Panther Commitment Letter”: the Commitment Letter, dated as of July 17,   2018, among the Parent Borrower, Credit Suisse AG, Cayman Islands Branch, Credit Suisse   Loan Funding LLC and Royal Bank of Canada, as amended, supplemented, waived or   otherwise modified from time to time.   “Panther Closing Date”: the date upon which (i) the merger of Topco, directly   or indirectly, with Neptune shall have been consummated on the terms set forth in the Panther   Merger Agreement and (ii) the Panther Incremental ABL Commitments shall have become   effective and the Incremental Term Loan Facility (as defined in the Panther Commitment   Letter) shall have funded in accordance with the terms of the Panther Commitment Letter;   provided that if such date has not occurred on or prior to the Expiration Date (as defined in   the Panther Commitment Letter), the Panther Closing Date shall be deemed never to occur for   all purposes of the Loan Documents.   “Panther Commitment Letter”: the Commitment Letter, dated as of July 17,   2018, among the Parent Borrower, Credit Suisse AG, Cayman Islands Branch, Credit Suisse   Loan Funding LLC and Royal Bank of Canada, as amended, supplemented, waived or   otherwise modified from time to time.   “Panther Incremental ABL Commitments”: Supplemental Commitments in an   aggregate amount of up to $215,000,000 effected on the Panther Closing Date.   “Panther Merger Agreement”: the Agreement and Plan of Merger, dated as of   July 17, 2018, among Topco, Neptune and, solely for purposes of certain sections thereunder,   CD&R, as the same may be amended, supplemented, waived or otherwise modified from time   to time.   “Parent Borrower”: Pisces Midco, Inc., a Delaware corporation, and any   successor in interest thereto permitted hereunder.   “Parent Entity”: any of Topco, Holdings and any Other Parent and any other   Person that is a Subsidiary of Topco, Holdings or any Other Parent and of which the Parent   Borrower is a Subsidiary, in each case, solely for so long as the Parent Borrower is a   Subsidiary of such Person. As used herein, “Other Parent” means a Person of which the   Parent Borrower becomes a Subsidiary after the Closing Date that is designated by the   Borrower Representative as an “Other Parent”, provided that either (x) immediately after the   Parent Borrower first becomes a Subsidiary of such Person, more than 50.0% of the Voting   Stock of such Person shall be held by one or more Persons that held more than 50.0% of the   Voting Stock of the Parent Borrower or a Parent Entity of the Parent Borrower immediately   prior to the Parent Borrower first becoming such Subsidiary, or (y) such Person shall be   82   10066032231008166793v315

deemed not to be an Other Parent for the purpose of determining whether a Change of Control   shall have occurred by reason of the Parent Borrower first becoming a Subsidiary of such   Person. The Parent Borrower shall not in any event be deemed to be a “Parent Entity”.   “Parent Entity Expenses”: (i) costs (including all professional fees and   expenses) incurred by any Parent Entity or Investor Partnership in connection with maintaining   its existence or in connection with its reporting obligations under, or in connection with   compliance with, applicable laws or applicable rules of any governmental, regulatory or self-   regulatory body or stock exchange, this Agreement or any other agreement or instrument   relating to Indebtedness of the Parent Borrower or any Restricted Subsidiary, including in   respect of any reports filed with respect to the Securities Act, the Exchange Act or the   respective rules and regulations promulgated thereunder, (ii) expenses incurred by any Parent   Entity or Investor Partnership in connection with the acquisition, development, maintenance,   ownership, prosecution, protection and defense of its intellectual property and associated rights   (including but not limited to trademarks, service marks, trade names, trade dress, patents,   copyrights and similar rights, including registrations and registration or renewal applications in   respect thereof; inventions, processes, designs, formulae, trade secrets, know-how, confidential   information, computer software, data and documentation, and any other intellectual property   rights; and licenses of any of the foregoing), or assertions of infringement, misappropriation,   dilution or other violation of third-party intellectual property or associated rights, to the extent   such intellectual property and associated rights or assertions relate to the business or businesses   of the Parent Borrower or any Subsidiary thereof, (iii) indemnification obligations of any Parent   Entity or Investor Partnership owing to directors, officers, employees or other Persons under   its charter or bylaws or pursuant to written agreements with or for the benefit of any such   Person (including the CD&R Indemnification Agreement and the GGC Indemnification   Agreement), or obligations in respect of director and officer insurance (including premiums   therefor), (iv) other administrative and operational expenses of any Parent Entity or Investor   Partnership incurred in the ordinary course of business, (v) fees and expenses incurred by any   Parent Entity or Investor Partnership in connection with maintenance and implementation of   any management equity incentive plan associated with the management of the Parent Borrower   and its Subsidiaries, and (vi) fees and expenses incurred by any Parent Entity or Investor   Partnership in connection with any offering of Capital Stock or Indebtedness, (w) which   offering is not completed, or (x) where the net proceeds of such offering are intended to be   received by or contributed or loaned to the Parent Borrower or a Restricted Subsidiary, or   (y) in a prorated amount of such expenses in proportion to the amount of such net proceeds   intended to be so received, contributed or loaned, or (z) otherwise on an interim basis prior to   completion of such offering so long as any Parent Entity or Investor Partnership shall cause the   amount of such expenses to be repaid to the Parent Borrower or the relevant Restricted   Subsidiary out of the proceeds of such offering promptly if completed.   “Participant”: as defined in Subsection 11.6(c)(i).   “Participant Register”: as defined in Subsection 11.6(b)(v).   “Patriot Act”: as defined in Subsection 11.18.   83   10066032231008166793v315
“Payment Condition”: at any time of determination with respect to any   Specified Transaction, that the following conditions are all satisfied: (x) (1) 30-Day Specified   Excess Availability (divided by Availability as of such time of determination and expressed as a   percentage) and (2) the Specified Availability on the date of such Specified Transaction   (divided by Availability as of such time of determination and expressed as a percentage), in   each case exceed the applicable Availability Percentage (as defined below) and (y) unless the   Fixed Charge Condition (as defined below) is satisfied (to the extent applicable), the Parent   Borrower shall be in Pro Forma Compliance with a minimum Consolidated Fixed Charge   Coverage Ratio of at least 1.00:1.00 and (z) if reasonably requested by the Administrative   Agent, the Borrower Representative shall have delivered to the Administrative Agent (i) a copy   of calculations required by preceding clause (y) in reasonable detail and (ii) a calculation of   Specified Unrestricted Cash. “Availability Percentage”: (a) in respect of any Restricted   Payment pursuant to Subsection 8.3(k), 12.5%; (b) in respect of (A) any investment or   acquisition permitted pursuant to clause (u) of the definition of “Permitted Investments” or   (B) clause (c)(i) of the definition of “Permitted AcquisitionsAcquisition”, 10.0%; (c) in respect   of any payment, repurchase or redemption pursuant to Subsection 8.6(a), 12.5%; (d) in respect   of any merger, consolidation, amalgamation or asset sale pursuant to Subsection 8.2(a) or   8.2(b), 10.0%; and (e) in respect of any Asset Sale that would otherwise have to comply with   Subsection 8.5, 10.0%. “Fixed Charge Condition” shall mean 30-Day Specified Excess   Availability (divided by Availability as of such time of determination and expressed as a   percentage) exceeds: (a) in respect of any Restricted Payment pursuant to Subsection 8.3(k),   17.5%; (b) in respect of any acquisition permitted pursuant to clause (c)(i) of the definition of   “Permitted AcquisitionsAcquisition”, 15.0%; (c) in respect of any investment permitted   pursuant to clause (u) of the definition of “Permitted Investments”, 15.0%; (d) in respect of   any payment, repurchase or redemption pursuant to Subsection 8.6(a), 15.0%; and (e) in   respect of (A) any merger, consolidation, amalgamation or asset sale pursuant to Subsection   8.2(a) or 8.2(b) or (B) any Asset Sale that would otherwise have to comply with Subsection   8.5, 15.0%.   “PBGC”: the Pension Benefit Guaranty Corporation established pursuant to   Subtitle A of Title IV of ERISA (or any successor thereto).   “Periodic Term SOFR Determination Day”: as defined in clause (a) of the   definition of “Term SOFR Rate”.   “Permitted Acquisition”: any acquisition in a transaction that satisfies each of   the following requirements:   (a) the business of the acquired company shall be substantially similar to, or   ancillary, complementary or related to the line of business of the Parent Borrower and its   Restricted Subsidiaries on the Closing Date, or the assets so acquired shall be used or useful in   or otherwise relate to, any such business;   (b) the assets acquired will be owned or otherwise held by a Qualified Loan   Party or the acquired company and its Subsidiaries will become Qualified Loan Parties and   84   10066032231008166793v315
pledge their Collateral to the Collateral Agent, in each case, to the extent and as required by   Subsection 7.9(b) and Subsection 7.9(c); and   (c) either:   (i) the Payment Condition in respect of Permitted Acquisitions is satisfied;   or   (ii) to the extent such Payment Condition is not satisfied, the Acquisition   Consideration consists solely of any combination of (x) Capital Stock of any Parent   Entity, and/or (y) amounts not to exceed the Available Excluded Contribution Amount   Basket, and/or (z) additional cash and other property (excluding cash and other   property covered in subclauses (x) and (y) of this clause (c)(ii)) and Indebtedness   (whether incurred or assumed), provided that the aggregate amount of such cash   consideration paid pursuant to this clause (c)(ii)(z) and all other cash consideration paid   for Permitted Acquisitions consummated during any Fiscal Year in reliance on this   clause (c)(ii)(z) is less than or equal to $20,000,000 (during the first Fiscal Year   following the Closing Date) and $10,000,000 (during each subsequent Fiscal Year),   provided, further, that amounts unused in any Fiscal Year may be carried forward and   used to make Permitted Acquisitions in succeeding Fiscal Years, and provided, further,   that the Acquisition Consideration paid or payable pursuant to this clause (c)(ii)(z)   during any one Fiscal Year shall not exceed $30,000,000 in the aggregate.   “Permitted Affiliated Assignee”: CD&R or Golden Gate, any investment fund   managed or controlled by CD&R or Golden Gate and any special purpose vehicle established   by CD&R or Golden Gate or by one or more of such investment funds.   “Permitted Cure Securities”: common equity securities of the Parent Borrower   or any Parent Entity or other equity securities of the Parent Borrower or any Parent Entity that   do not constitute Disqualified Capital Stock.   “Permitted Debt Exchange”: as defined in Subsection 2.9(a) of the Cash Flow   Credit Agreement.   “Permitted Debt Exchange Notes”: as defined in Subsection 2.9(a) of the Cash   Flow Credit Agreement.   “Permitted Discretion”: the commercially reasonable judgment of the   Administrative Agent exercised in good faith in accordance with customary business practices   for comparable asset-based lending transactions, as to any factor which the Administrative   Agent reasonably determines: (a) will or reasonably could be expected to adversely affect in   any material respect the value of any Eligible Inventory, Eligible Accounts or Eligible Credit   Card Receivables, the enforceability or priority of the applicable Agent’s Liens thereon or the   amount which any Agent, the Lenders or any Issuing Lender would be likely to receive (after   giving consideration to delays in payment and costs of enforcement) in the liquidation of such   Eligible Inventory, Eligible Accounts or Eligible Credit Card Receivables or (b) is evidence that   any collateral report or financial information delivered to the Administrative Agent by any   85   10066032231008166793v315
Person on behalf of the applicable Borrower is incomplete, inaccurate or misleading in any   material respect. In exercising such judgment, the Administrative Agent may consider, without   duplication, such factors already included in or tested by the definition of “Eligible Inventory”,   “Eligible Accounts” or “Eligible Credit Card Receivables”, as well as any of the following:   (i) changes after the delivery of the Initial Borrowing Base Certificate in any material respect in   demand for, pricing of, or product mix of Inventory; (ii) changes after the delivery of the Initial   Borrowing Base Certificate in any material respect in any concentration of risk with respect to   Accounts; and (iii) any other factors arising after the delivery of the Initial Borrowing Base   Certificate that change in any material respect the credit risk of lending to the Borrowers on   the security of the Eligible Inventory, Eligible Accounts or Eligible Credit Card Receivables.   “Permitted Hedging Arrangement”: any Hedging Agreements or other   agreements or arrangements that are entered into for, or any currency or commodity is   purchased or otherwise acquired for, purposes other than speculation.   “Permitted Holders”: any of the following: (i) any of the CD&R Investors;   (ii) any of the GGC Investors; (iii) any of the Kenner Investors; (iv) any of the Management   Investors, CD&R, Golden Gate, Kenner and their respective Affiliates; (v) any investment fund   or vehicle managed, sponsored or advised by CD&R or any Affiliate thereof, and any Affiliate   of or successor to any such investment fund or vehicle; (vi) any limited or general partners of,   or other investors in, any CD&R Investor or any Affiliate thereof, or any such investment fund   or vehicle; (vii) any “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange   Act as in effect on the Closing Date) of which any of the Persons specified in clause (i), (ii),   (iii), (iv) or (v) or (vi) above is a member (provided that (without giving effect to the existence   of such “group” or any other “group”) one or more of such Persons collectively have beneficial   ownership, directly or indirectly, of more than 50.0% of the total voting power of the Voting   Stock of the Parent Borrower or the Parent Entity held by such “group”), and any other   Person that is a member of such “group”; and (viii) any Person acting in the capacity of an   underwriter (solely to the extent that and for so long as such Person is acting in such capacity)   in connection with a public or private offering of Capital Stock of any Parent Entity, or the   Parent Borrower.   “Permitted Investments”: (a) Investments in accounts, and chattel paper (each   as defined in the UCC or the PPSA, as applicable), payment intangibles (as defined in the   UCC), intangibles (as defined in the PPSA), notes receivable, extensions of trade credit and   similar items arising or acquired in the ordinary course of business consistent with the past   practice of the Parent Borrower and its Restricted Subsidiaries;   (b) Investments in cash, Cash Equivalents, Temporary Cash Investments and   Investment Grade Securities;   (c) Investments in existence or made pursuant to legally binding written   commitments in existence on the Closing Date and set forth on Schedule 1.1(g), and in each   case, any extension, modification, replacement, reinvestment or renewal thereof; provided that   the amount of any such Investment may be increased in such extension, modification,   replacement, reinvestment or renewal only (x) as required by the terms of such Investment or   binding commitment as in existence on the Closing Date (including as a result of the accrual or   86   10066032231008166793v315

accretion of interest or original issue discount or the issuance of pay-in-kind securities) or (y)   as otherwise permitted by this Agreement;   (d) (i) Investments by any Loan Party in any other Loan Party (other than   (x) Holdings and (y) Investments by a U.S. Loan Party in a Canadian Loan Party) or in any   Captive Insurance Subsidiary; provided, however, that if any such Investment is in the form of   intercompany Indebtedness, such Indebtedness shall not be secured by any Lien and   (ii) Investments in any Parent Entity in amounts and for purposes for which dividends are   permitted under Subsection 8.3;   (e) Investments received in settlement amounts due to the Parent Borrower   or any Restricted Subsidiary of the Parent Borrower effected in the ordinary course of   business;   (f) Investments by any Non-Loan Party in any other Non-Loan Party;   (g) Investments by Loan Parties in any Non-Loan Parties; provided,   however, that (i) the aggregate outstanding amount at any time of all intercompany Investments   made pursuant to this clause (g) in any Fiscal Year shall not exceed $20,000,000 during such   Fiscal Year; provided, further, that amounts unused in any Fiscal Year may be carried forward   and used to make Investments in succeeding Fiscal Years in an amount not to exceed   $30,000,000 in the aggregate in any one Fiscal Year and (ii) in lieu of the Investments   permitted by this clause (g), any Restricted Payment from Loan Parties to Non-Loan Parties   may be made in amounts not exceeding the available limit as determined pursuant to this clause   (g) (with a corresponding reduction in such limit as a result thereof);   (h) Investments by any Non-Loan Party in any Loan Party (other than   Holdings); provided, however, that if any such Investment is in the form of intercompany   Indebtedness, such Indebtedness shall not be secured by any Lien;   (i) Investments by any Loan Party in any Non-Loan Party to the extent   substantially concurrent with, and in any event within three Business Days of, such Investment,   a corresponding cash Investment or Restricted Payment is made from such Non-Loan Party,   directly or indirectly, to a Loan Party (or, if the Investment is being made by a U.S. Loan   Party, to a U.S. Loan Party);   (j) any Investment constituting or acquired in connection with a Permitted   Acquisition, including any Investment in the form of a capital contribution or intercompany   Indebtedness among Holdings, the Parent Borrower and their respective Subsidiaries for the   purpose of consummating a Permitted Acquisition;   (k) Investments made in connection with the Transactions;   (l) loans and advances (and guarantees of loans and advances by third   parties) made to officers, directors, employees, management members or consultants of any   Parent Entity or the Parent Borrower or any of its Restricted Subsidiaries, and Guarantee   Obligations of the Parent Borrower or any of its Restricted Subsidiaries in respect of   87   10066032231008166793v315
obligations of officers, directors, employees, management members or consultants of any Parent   Entity or the Parent Borrower or any of its Restricted Subsidiaries, in each case (i) in the   ordinary course of business (other than in connection with the Management Subscription   Agreement), (ii) existing on the Closing Date and described on Schedule 1.1(g), (iii) in respect   of travel, entertainment or moving related expenses incurred in the ordinary course of business,   (iv) in respect of moving related expenses incurred in connection with any closing or   consolidation of any facility, (v) made for other purposes in an aggregate principal amount not   to exceed $15,000,000 at any time outstanding or (vi) relating to indemnification or   reimbursement of any officers, directors, employees, management members or consultants in   respect of liabilities relating to their serving in any such capacity; provided, however, that with   respect to any employee of any Parent Entity, no such loans or advances shall be permitted   unless the activities of such employee relate primarily to the Parent Borrower and its Restricted   Subsidiaries;   (m) loans and advances (and guarantees of loans and advances by third   parties) made to Management Investors in connection with the purchase by such Management   Investors of Capital Stock of any Restricted Subsidiary, the Parent Borrower or any Parent   Entity (so long as, in the case of any purchase of Capital Stock of any Parent Entity, such   Parent Entity applies an amount equal to the Net Proceeds of such purchases to, directly or   indirectly, make capital contributions to, or purchase Capital Stock of, the Parent Borrower or   applies such proceeds to pay Parent Entity Expenses) of up to $30,000,000 outstanding at any   one time and promissory notes of Management Investors acquired in connection with the   issuance of Management Stock to such Management Investors;   (n) (i) Investments of the Parent Borrower and its Restricted Subsidiaries   under Hedging Agreements or other Permitted Hedging Arrangements and (ii) any Investment   by any Captive Insurance Subsidiary in connection with its provision of insurance to the Parent   Borrower or any of its Subsidiaries which Investment is made in the ordinary course of   business of such Captive Insurance Subsidiary, or by reason of applicable law, rule, regulation   or order, or that is required or approved by any regulatory authority having jurisdiction over   such Captive Insurance Subsidiary or its business, as applicable;   (o) Investments in the nature of pledges or deposits (x) with respect to   leases or utilities provided to third parties in the ordinary course of business or (y) otherwise   described in the definition of “Customary Permitted Liens” or made in connection with Liens   permitted under Subsection 8.14;   (p) Investments representing non-cash consideration received by the Parent   Borrower or any of its Restricted Subsidiaries in connection with any Disposition, provided   that any such non-cash consideration received by any Loan Party is pledged to the Collateral   Agent for the benefit of the Secured Parties pursuant to the Security Documents as and to the   extent provided for therein;   (q) Investments by the Parent Borrower or any of its Restricted Subsidiaries   in a Person in connection with a joint venture or similar arrangement; provided that (i) the   aggregate amount of such Investments pursuant to this clause (q) do not exceed $35,000,000   at any time outstanding and (ii) the Parent Borrower or such Restricted Subsidiary complies   88   10066032231008166793v315
with the provisions of Subsections 7.9(b) and 7.9(c) hereof, if applicable, with respect to such   ownership interest;   (r) Investments in industrial development or revenue bonds or similar   obligations secured by assets leased to and operated by the Parent Borrower or any of its   Restricted Subsidiaries that were issued in connection with the financing of such assets, so long   as the Parent Borrower or any such Restricted Subsidiary may obtain title to such assets at any   time by optionally canceling such bonds or obligations, paying a nominal fee and terminating   such financing transaction;   (s) Investments representing evidences of Indebtedness, securities or other   property received from another Person by the Parent Borrower or any of its Restricted   Subsidiaries in connection with any bankruptcy proceeding or other reorganization of such   other Person or as a result of foreclosure, perfection or enforcement of any Lien or exchange   for evidences of Indebtedness, securities or other property of such other Person held by the   Parent Borrower or any of its Restricted Subsidiaries; provided that any such securities or   other property received by any other Loan Party is pledged to the Collateral Agent for the   benefit of the Secured Parties pursuant to the Security Documents as and to the extent   required thereby;   (t) any Investment to the extent not exceeding the Available Excluded   Contribution Amount Basket;   (u) other Investments; provided that at the time such Investments are made   the Payment Condition is satisfied;   (v) other Investments in an aggregate amount outstanding at any time not to   exceed $35,000,000;   (w) any Investment to the extent made using Capital Stock of the Parent   Borrower (other than Disqualified Capital Stock), or Capital Stock of any Parent Entity or   Junior Capital as consideration;   (x) Investments in prepaid expenses, negotiable instruments held for   collection and lease, utility and workers compensation, performance and similar deposits   entered into as a result of the operations of the business in the ordinary course of business or   consistent with past practice;   (y) Management Advances; and   (z) Investments consisting of purchases or other acquisitions of inventory,   supplies, services, material or equipment or the licensing or contribution of intellectual property   pursuant to joint marketing arrangements with other Persons.   For purposes of determining compliance with Subsection 8.12, (i) in the event   that any Investment meets the criteria of more than one of the types of Investments described   in one or more of the clauses of this definition, the Borrower Representative, in its sole   89   10066032231008166793v315
discretion, shall classify such item of Investment and may include the amount and type of such   Investment in one or more of such clauses (including in part under one such clause and in part   under another such clause) and (ii) the amount of any Investment made or outstanding at any   time under clauses (g), (l), (m), (q) and (v) above shall be the original cost of such Investment,   reduced (at the Borrower Representative’s option) by any dividend, distribution, interest   payment, return of capital, repayment or other amount or value received in respect of such   Investment.   “Permitted Liens”: as defined in Subsection 8.14.   “Person”: an individual, partnership, corporation, company, limited liability   company, business trust, trust, joint stock company, unincorporated organization, association,   joint venture, Governmental Authority or other entity of whatever nature.   “Pisces Acquisition Agreement”: the Agreement and Plan of Merger, dated as of   January 31, 2018, by and among the Parent Borrower, Pisces Merger Sub and Ply Gem   Holdings, as the same may be amended, restated, supplemented, waived or otherwise modified   from time to time in accordance with this Agreement.   “Pisces Merger”: the merger of Pisces Merger Sub with and into Ply Gem   Holdings, with Ply Gem Holdings being the survivor of such merger.   “Pisces Merger Sub”: Pisces Merger Sub, Inc., a Delaware corporation, and   any successor in interest thereto.   “Plan”: at a particular time, any employee benefit plan which is covered by   ERISA and in respect of which the Parent Borrower or a Commonly Controlled Entity is an   “employer” as defined in Section 3(5) of ERISA.   “Plan Asset Regulations”: 29 CFR § 2510.3-101 et seq., as modified by   Section 3(42) of ERISA, as amended from time to time.   “Platform”: Intralinks, SyndTrak Online, Debtdomain or any other similar   electronic distribution system.   “Ply Gem Business”: Ply Gem Holdings and each of its Subsidiaries.   “Ply Gem Holdings”: Ply Gem Holdings, Inc., a Delaware corporation, and any   successor in interest thereto.   “Ply Gem Industries”: Ply Gem Industries, Inc., a Delaware corporation, and   any successor in interest thereto.   “Ply Gem Tax Receivable Agreement”: the Tax Receivable Agreement, dated as   of May 22, 2013, by and between Ply Gem Holdings and PG ITS Holdco, L.P., as the same   may be amended, restated, supplemented, waived or otherwise modified from time to time.   90   10066032231008166793v315

“PPSA”: the Personal Property Security Act as adopted in any province or   territory of Canada from time to time, which governs the creation or perfection (and the effect   thereof) of security interests in any Collateral for the Obligations.   “Preferred Stock”: as applied to the Capital Stock of any corporation or   company, Capital Stock of any class or classes (however designated) that by its terms is   preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary   or involuntary liquidation or dissolution of such corporation or company, over Capital Stock of   any other class of such corporation or company.   “Pro Forma Basis” or “Pro Forma Compliance”: with respect to any   determination for any period, that such determination shall be made giving pro forma effect to   any event that by the terms of the Loan Documents requires compliance on a “Pro Forma   Basis” or “Pro Forma Compliance” (and, if relevant, to each Material Acquisition and each   Material Disposition of any Person, business or asset), together with all transactions relating   thereto, in each case consummated during such period or thereafter and on or prior to the date   of determination (including any incurrence, assumption, refinancing or repayment of   Indebtedness), as if such acquisition, investment, sale (or other disposition), other event and   related transactions had been consummated on the first day of such period, in each case based   on historical results accounted for in accordance with GAAP, and taking into account   adjustments consistent with the definition of “Consolidated EBITDA”, including the amount of   net cost savings projected by the Borrower Representative in good faith to be realized as the   result of actions taken or to be taken on or prior to the date that is 18 months after the closing   date of such transaction and prior to or during such period (calculated on a Pro Forma Basis   as though such cost savings had been realized on the first day of such period), net of the   amount of actual benefits realized during such period from such actions; provided that (other   than with respect to cost savings attributable to the Transactions and reflected in any of (i) the   Sponsor’s financial model, dated as of January 24, 2018, (ii) the Quality of Earnings report of   PricewaterhouseCoopers LLP related to the Atlas Acquisition, dated as of January 22, 2018,   (iii) the Quality of Earnings report of PricewaterhouseCoopers LLP related to the Pisces   Merger and combination with the Atrium Business, dated as of January 23, 2018, (iv) the   Alvarez & Marsal Update materials related to the 2x20 Cost Reduction Initiative for the Ply   Gem Business, dated as of January 25, 2018, or (v) the Confidential Information   Memorandum) the aggregate amount of cost savings added to Consolidated EBITDA for the   relevant period of four consecutive Fiscal Quarters pursuant to the second clause (x) of the   definition of “Consolidated EBITDA” shall not exceed 25.0% of Consolidated EBITDA for   any period of four consecutive Fiscal Quarters (calculated after giving effect to any adjustment   pursuant to this definition of “Pro Forma Basis” and the second clause (x) of the definition of   “Consolidated EBITDA” for such period). For purposes of making any computation referred   to in the preceding sentence, if, since the beginning of such period, (1) the Parent Borrower or   any Restricted Subsidiary has incurred any Indebtedness that remains outstanding on such date   of determination or if the transaction giving rise to the need to calculate the Consolidated   Fixed Charge Coverage Ratio is an incurrence of Indebtedness by the Parent Borrower or any   Restricted Subsidiary, Consolidated EBITDA and Consolidated Interest ExpenseDebt Service   Charges for such period shall be calculated after giving effect on a pro forma basis to such   Indebtedness as if such Indebtedness had been incurred on the first day of such period (except   91   10066032231008166793v315
that in making such computation, the amount of Indebtedness under any revolving credit   facility outstanding on the date of such calculation shall be computed based on (A) the average   daily balance of such Indebtedness during such four fiscal quarters or such shorter period for   which such facility was outstanding or (B) if such facility was created after the end of such   four fiscal quarters, the average daily balance of such Indebtedness during the period from the   date of creation of such facility to the date of such calculation), (2) the Parent Borrower or   any Restricted Subsidiary has repaid, repurchased, redeemed, defeased or otherwise acquired,   retired or discharged any Indebtedness that is no longer outstanding on such date of   determination (each, a “Discharge”) or if the transaction giving rise to the need to calculate the   Consolidated Fixed Charge Coverage Ratio involves a Discharge of Indebtedness (in each case   other than Indebtedness incurred under any revolving credit facility unless such Indebtedness   has been repaid with an equivalent permanent reduction in commitments thereunder),   Consolidated EBITDA and Consolidated Interest ExpenseDebt Service Charges for such period   shall be calculated after giving effect on a pro forma basis to such Discharge of Indebtedness,   including with the proceeds of such new Indebtedness, as if such Discharge had occurred on   the first day of such period, (3) the Parent Borrower or any Restricted Subsidiary shall have   disposed of any company, any business or any group of assets constituting an operating unit of   a business, including any such disposition occurring in connection with a transaction causing a   calculation to be made hereunder, or designated any Restricted Subsidiary as an Unrestricted   Subsidiary (any such disposition or designation, a “Sale”), the Consolidated EBITDA for such   period shall be reduced by an amount equal to the Consolidated EBITDA (if positive)   attributable to the company, business, group of assets or Subsidiary that is the subject of such   Sale for such period or increased by an amount equal to the Consolidated EBITDA (if   negative) attributable thereto for such period and Consolidated Interest Expense, Debt Service   Charges for such period shall be reduced by an amount equal to (A) the Consolidated Interest   ExpenseDebt Service Charges attributable to any Indebtedness of the Parent Borrower or any   Restricted Subsidiary repaid, repurchased, redeemed, defeased or otherwise acquired, retired or   discharged with respect to the Parent Borrower and its continuing Restricted Subsidiaries in   connection with such Sale for such period (including but not limited to through the assumption   of such Indebtedness by another Person) plus (B) if the Capital Stock of any Restricted   Subsidiary is disposed of in such Sale or any Restricted Subsidiary is designated as an   Unrestricted Subsidiary, the Consolidated Interest ExpenseDebt Service Charges for such   period attributable to the Indebtedness of such Restricted Subsidiary to the extent the Parent   Borrower and its continuing Restricted Subsidiaries are no longer liable for such Indebtedness   after such Sale, and federal, state and foreign income taxes paid in cash for such period shall   be reduced by the amount of such taxes paid in cash with respect to such Sale, (4) the Parent   Borrower or any Restricted Subsidiary (by merger, consolidation or otherwise) shall have made   an Investment in any Person that thereby becomes a Restricted Subsidiary, or otherwise   acquired any company, any business or any group of assets constituting an operating unit of a   business, including any such Investment or acquisition occurring in connection with a   transaction causing a calculation to be made hereunder, or designated any Unrestricted   Subsidiary as a Restricted Subsidiary (any such Investment, acquisition or designation, a   “Purchase”), Consolidated EBITDA and Consolidated Interest ExpenseDebt Service Charges   for such period shall be calculated after giving pro forma effect thereto (including the   incurrence of any related Indebtedness) as if such Purchase occurred on the first day of such   period, and (5) any Person became a Restricted Subsidiary or was merged or consolidated with   92   10066032231008166793v315
or into the Parent Borrower or any Restricted Subsidiary, and since the beginning of such   period such Person shall have Discharged any Indebtedness or made any Sale or Purchase that   would have required an adjustment pursuant to clause (2), (3) or (4) above if made by the   Parent Borrower or a Restricted Subsidiary since the beginning of such period, Consolidated   EBITDA and Consolidated Interest Expense, Debt Service Charges and federal, state and   foreign income taxes paid in cash for such period shall be calculated after giving pro forma   effect thereto as if such Discharge, Sale or Purchase occurred on the first day of such period.   For purposes of this definition, whenever pro forma effect is to be given to any Sale, Purchase   or other transaction, or the amount of income or earnings relating thereto and the amount of   Consolidated Interest ExpenseDebt Service Charges associated with any Indebtedness incurred,   repaid, repurchased, redeemed, defeased or otherwise acquired, retired or discharged in   connection therewith, the pro forma calculations in respect thereof shall be as determined in   good faith by a Responsible Officer of the Borrower Representative, which determination shall   be conclusive. If any Indebtedness bears a floating rate of interest and is being given pro   forma effect, the interest expense on such Indebtedness shall be calculated as if the rate in   effect on the date of determination had been the applicable rate for the entire period (taking   into account any Interest Rate Agreement applicable to such Indebtedness). If any   Indebtedness bears, at the option of the Parent Borrower or a Restricted Subsidiary, a rate of   interest based on a prime or similar rate, a eurocurrency interbank offered rate or other fixed   or floating rate, and such Indebtedness is being given pro forma effect, the interest expense on   such Indebtedness shall be calculated by applying such optional rate as the Parent Borrower or   such Restricted Subsidiary may designate. If any Indebtedness that is being given pro forma   effect was incurred under a revolving credit facility, the interest expense on such Indebtedness   shall be computed based upon the average daily balance of such Indebtedness during the   applicable period. Interest on a Financing Lease Obligation shall be deemed to accrue at an   interest rate determined in good faith by a responsible financial or accounting officer of the   Parent Borrower (which determination shall be conclusive) to be the rate of interest implicit in   such Financing Lease Obligation in accordance with GAAP. For purposes of the foregoing,   “Material Acquisition” means any acquisition of property or series of related acquisitions of   property that (x) constitutes assets comprising all or substantially all of an operating unit of a   business or constitutes all or substantially all of the common stock of a Person and (y) involves   the payment of consideration by the Parent Borrower or any of its Subsidiaries in excess of   $5,000,000; and “Material Disposition” means any Disposition of property or series of related   Dispositions of property that (x) constitutes assets comprising all or substantially all of an   operating unit of a business or constitutes all or substantially all of the common stock of a   Person and (y) yields gross proceeds to the Parent Borrower or any of its Subsidiaries in   excess of $5,000,000.   “Projections”: those financial projections included in the confidential information   memoranda and related material prepared in connection with the syndication of the Debt   Financing and provided to the Lenders on or about March 16, 2018.   “PTE”: a prohibited transaction class exemption issued by the U.S. Department   of Labor, as any such exemption may be amended from time to time.   93   10066032231008166793v315
“Purchase”: as defined in the definition of “Pro Forma Basis” or “Pro Forma   Compliance”.   “Purchase Money Obligation”: any Indebtedness incurred to finance or refinance   the acquisition, leasing, construction or improvement of property (real or personal) or assets,   and whether acquired through the direct acquisition of such property or assets or the   acquisition of the Capital Stock of any Person owning such property or assets, or otherwise.   “QFC”: as defined in Subsection 11.24(b).   “QFC Credit Support”: as defined in Subsection 11.24.   “Qualified IPO”: the issuance, sale or listing of common equity interests of the   Parent Borrower or any Parent Entity pursuant to an effective registration statement filed with   the SEC in accordance with the Securities Act (whether alone, in connection with an   underwritten or secondary public offering or otherwise) and such equity interests are listed on a   nationally-recognized stock exchange in the U.S.   “Qualified Loan Party”: each Borrower and each Subsidiary Guarantor.   “Qualified Canadian Loan Party”: each Canadian Borrower and each Canadian   Subsidiary Guarantor.   “Qualified U.S. Loan Party”: each U.S. Borrower and each U.S. Subsidiary   Guarantor.   “Ratio Incremental Facility”: as defined in the definition of “Maximum   Incremental Facilities Amount”.   “Real Property”: real property owned in fee simple by the Parent Borrower or   any of its Subsidiaries, including the land, and all buildings, structures and other improvements   now or subsequently located thereon, fixtures now or subsequently attached thereto, and rights,   privileges, easements and appurtenances now or subsequently related thereto, and related   property interests.   “Receivable”: a right to receive payment pursuant to an arrangement with   another Person pursuant to which such other Person is obligated to pay, as determined in   accordance with GAAP.   “Recovery Event”: any settlement of or payment in respect of any property or   casualty insurance claim or any condemnation proceeding relating to any asset of the Parent   Borrower or any of its Restricted Subsidiaries.   “refinance”: refinance, refund, replace, renew, repay, modify, restate, defer,   substitute, supplement, reissue, resell or extend (including pursuant to any defeasance or   discharge mechanism); and the terms “refinances”, “refinanced” and “refinancing” as used for   any purpose in this Agreement shall have a correlative meaning.   94   10066032231008166793v315

“Refinanced Debt”: as defined in the definition of “Credit Agreement   Refinancing Indebtedness” in this Subsection 1.1.   “Refinancing Agreement”: as defined in Subsection 8.8(d).   “Refinancing Amendment”: an amendment to this Agreement in form and   substance reasonably satisfactory to the Administrative Agent and the institutions providing   such Credit Agreement Refinancing Indebtedness executed by each of (a) the Borrower   Representative and each other Borrower incurring such Credit Agreement Refinancing   Indebtedness, (b) the Administrative Agent and (c) each financial institution that agrees to   provide any portion of the Credit Agreement Refinancing Indebtedness being incurred pursuant   thereto, in accordance with Subsection 2.7.   “Refunded Swingline Loans”: as defined in Subsection 2.4(c).   “Register”: as defined in Subsection 11.6(b)(iv).   “Regulation D”: Regulation D of the Board as in effect from time to time.   “Regulation S-X”: Regulation S-X promulgated by the SEC, as in effect on the   Closing Date.   “Regulation T”: Regulation T of the Board as in effect from time to time.   “Regulation U”: Regulation U of the Board as in effect from time to time.   “Regulation X”: Regulation X of the Board as in effect from time to time.   “Reimbursement Obligations”: the obligation of the applicable Borrower to   reimburse the applicable Issuing Lender pursuant to Subsection 3.5(a) for amounts drawn   under the applicable Letters of Credit.   “Related Business”: those businesses in which the Parent Borrower or any of its   Subsidiaries is engaged on the Closing Date, or that are similar, related, complementary,   incidental or ancillary thereto or extensions, developments or expansions thereof.   “Related Parties”: with respect to any Person, such Person’s affiliates and the   partners, officers, directors, trustees, employees, equity holders, shareholders, members,   attorneys and other advisors, agents and controlling persons of such Person and of such   Person’s affiliates and “Related Party” shall mean any of them.   “Related Taxes”: (x) any taxes, charges or assessments, including but not   limited to sales, use, transfer, rental, ad valorem, value added, stamp, property, consumption,   franchise, license, capital, net worth, gross receipts, excise, occupancy, intangibles or similar   taxes, charges or assessments (other than federal, state or local taxes measured by income and   federal, state or local withholding imposed by any government or other taxing authority on   payments made by any Parent Entity or Investor Partnership other than to another Parent   Entity or Investor Partnership), required to be paid by any Parent Entity or Investor   95   10066032231008166793v315
Partnership by virtue of its being incorporated or having Capital Stock outstanding (but not by   virtue of owning stock or other equity interests of any corporation or other entity other than   the Parent Borrower, any of its Subsidiaries, any Parent Entity or Investor Partnership), or   being a holding company parent of the Parent Borrower, any of its Subsidiaries, any Parent   Entity or Investor Partnership or receiving dividends from or other distributions in respect of   the Capital Stock of the Parent Borrower, any of its Subsidiaries, any Parent Entity or Investor   Partnership, or having guaranteed any obligations of the Parent Borrower or any Subsidiary   thereof, or having received any payment in respect of any of the items for which the Parent   Borrower or any of its Subsidiaries is permitted to make payments to any Parent Entity or   Investor Partnership pursuant to Subsection 8.3, or acquiring, developing, maintaining, owning,   prosecuting, protecting or defending its intellectual property and associated rights (including   but not limited to receiving or paying royalties for the use thereof), or assertions of   infringement, misappropriation, dilution or other violation of third-party intellectual property or   associated rights, to the extent relating to the business or businesses of the Parent Borrower or   any Subsidiary thereof, (y) any taxes attributable to any taxable period (or portion thereof)   ending on or prior to the Closing Date, or to the consummation of any of the Transactions, or   to any Parent Entity’s or Investor Partnership’s receipt of (or entitlement to) any payment in   connection with the Transactions, including any payment received after the Closing Date   pursuant to any agreement related to the Transactions or (z) any other federal, state, foreign,   provincial or local taxes measured by income for which any Parent Entity or Investor   Partnership is liable up to an amount not to exceed, with respect to federal taxes, the amount   of any such taxes that the Parent Borrower and its Subsidiaries would have been required to   pay on a separate company basis, or on a consolidated basis as if the Parent Borrower had   filed a consolidated return on behalf of an affiliated group (as defined in Section 1504 of the   Code) of which it were the common parent, or with respect to state, foreign, provincial and   local taxes, the amount of any such taxes that the Parent Borrower and its Subsidiaries would   have been required to pay on a separate company basis, or on a consolidated, combined,   unitary or affiliated basis as if the Parent Borrower had filed a consolidated, combined, unitary   or affiliated return on behalf of an affiliated group (as defined in the applicable state, foreign,   provincial or local tax laws for filing such return) consisting only of the Parent Borrower and   its Subsidiaries. Taxes include all interest, penalties and additions relating thereto.   “Reportable Event”: any of the events set forth in Section 4043(c) of ERISA or   the regulations issued thereunder, other than those events as to which the 30 day notice period   is waived under Section 21, 22, 23, 24, 25, 27 or 28 of PBGC Regulation Section 4043 or any   successor regulation thereto.   “Required Lenders”: Lenders the sum of whose outstanding Commitments (or   after the termination thereof, outstanding Individual Lender Exposures) represent a majority of   aggregate Commitments (or after the termination thereof, the sum of the Individual Lender   Exposures) at such time; provided that the Commitments (or Individual Lender Exposures)   held or deemed held by Defaulting Lenders shall be excluded for purposes of making a   determination of Required Lenders.   “Required FILO Lenders”: FILO Facility Lenders the sum of whose outstanding   FILO Facility Commitments (or after the termination thereof, outstanding Individual FILO   96   10066032231008166793v315
Facility Lender Exposures) represent a majority of aggregate FILO Facility Commitments (or   after the termination thereof, the sum of the Individual FILO Facility Lender Exposures) at   such time; provided that the FILO Facility Commitments (or Individual FILO Facility Lender   Exposures) held or deemed held by Defaulting Lenders shall be excluded for purposes of   making a determination of Required FILO Lenders.   “Requirement of Law”: as to any Person, the Organizational Documents of   such Person, and any law, statute, ordinance, code, decree, treaty, rule or regulation or   determination of an arbitrator or a court or other Governmental Authority, in each case   applicable to or binding upon such Person or any of its material property or to which such   Person or any of its material property is subject, including laws, ordinances and regulations   pertaining to zoning, occupancy and subdivision of real properties; provided that the foregoing   shall not apply to any non-binding recommendation of any Governmental Authority.   “Resolution Authority”: an EEA Resolution Authority or, with respect to any   UK Financial Institution, a UK Resolution Authority.   “Responsible Officer”: as to any Person, any of the following officers of such   Person: (a) the chief executive officer or the president of such Person and, with respect to   financial matters, the chief financial officer, the treasurer or the controller of such Person,   (b) any vice president of such Person or, with respect to financial matters, any assistant   treasurer or assistant controller of such Person, in each case who has been designated in   writing to the Administrative Agent or the Collateral Agent as a Responsible Officer by the   chief executive officer or president of such Person or, with respect to financial matters, by the   chief financial officer of such Person, (c) with respect to the sixth and seventh sentences of   Subsection 1.2(b), Subsection 7.7 and ERISA matters and without limiting the foregoing, the   general counsel (or substantial equivalent) of such Person, (d) with respect to any Person that   does not have officers, the officer listed in clauses (a) through (c) above of a Person that has   the authority to act on behalf of such Person and (e) any other individual designated as a   “Responsible Officer” for the purposes of this Agreement by the Board of Directors or   equivalent body of such Person.   “Restricted Indebtedness”: as defined in Subsection 8.6(a).   “Restricted Payment”: any dividend or any other payment whether direct or   indirect (other than dividends payable solely in common stock of the Parent Borrower or   options, warrants or other rights to purchase common stock of the Parent Borrower) on, or   any payment on account of, or any setting apart of assets for a sinking or other analogous fund   for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any   class of Capital Stock of the Parent Borrower (other than any acquisition of Capital Stock   deemed to occur upon the exercise of options if such Capital Stock represents a portion of the   exercise price thereof) or any warrants or options to purchase any such Capital Stock, whether   now or hereafter outstanding, or any other distribution (other than (x) distributions payable   solely in common stock of the Parent Borrower or (y) options, warrants or other rights to   purchase common stock of the Parent Borrower) in respect thereof, either directly or indirectly,   whether in cash or property or in obligations of the Parent Borrower.   97   10066032231008166793v315
“Restricted Payment Transaction”: any Restricted Payment permitted pursuant   to Subsection 8.3, any Permitted Investment, any transaction specifically excluded from the   definition of the term “Restricted Payment” (including pursuant to the exceptions contained the   parenthetical exclusions of such definition) or any Investment or acquisition permitted pursuant   to Subsection 8.4.   “Restricted Subsidiary”: any Subsidiary of the Parent Borrower other than an   Unrestricted Subsidiary.   “Revaluation Date”: (a) with respect to any Revolving Credit Loan   denominated in a Designated Foreign Currency, each of the following: (i) each date on which   the Borrower Representative has given the Administrative Agent a notice of borrowing of such   Revolving Credit Loan as specified in the first sentence of Subsection 2.2, (ii) the last day of   each Fiscal Quarter of the Parent Borrower and (iii) each date of a conversion or continuation   of such Revolving Credit Loan pursuant to Subsection 4.2, (b) with respect to any Letter of   Credit denominated in a Designated Foreign Currency, (i) each date of issuance of a Letter of   Credit, (ii) each date of an amendment of any such Letter of Credit having the effect of   increasing the amount thereof and (iii) each date of any notice of drawing or any payment by   an Issuing Lender under any Letter of Credit and (c) such additional dates as the   Administrative Agent or the applicable Issuing Lender shall determine, or the Required Lenders   shall require, at any time when (i) an Event of Default under Subsection 9.1(a) or 9.1(f) has   occurred and is continuing or (ii) to the extent that, and for so long as, the Revolving   Exposure (for such purpose, using the Dollar Equivalent in effect for the most recent   Revaluation Date) exceeds 95.0% of the aggregate Commitments.   “Revolving Credit Commitment”: as to any Revolving Credit Lender, its U.S.   Facility Commitment and/or its Canadian Facility Commitment, as the context may require.   The original amount of the aggregate Revolving Credit Commitments of the Revolving Credit   Lenders as of the Seventh Amendment Effective Date is $850,000,000.   “Revolving Credit Facility”: the revolving credit facility evidenced by the   Revolving Credit Commitments available to the Borrowers hereunder.   “Revolving Credit Lender”: any Lender having a Revolving Credit Commitment   hereunder and/or a Revolving Credit Loan outstanding hereunder.   “Revolving Credit Loan”: any U.S. Facility Revolving Credit Loan and/or any   Canadian Facility Revolving Credit Loan, as the context may require.   “Revolving Credit Note”: as defined in Subsection 2.1(d).   “Revolving Exposure”: at any time the Dollar Equivalent of the aggregate   principal amount at such time of all outstanding Revolving Credit Loans. The Revolving   Exposure of any Revolving Credit Lender at any time shall equal its Commitment Percentage   of the aggregate Revolving Exposure at such time.   98   10066032231008166793v315

“Rollover Indebtedness”: Indebtedness of a Loan Party issued to any lender   under the Cash Flow Facility in lieu of such lender’s pro rata portion of any repayment of Cash   Flow Loans in the form of term loans made pursuant to the Cash Flow Credit Agreement.   “S&P”: Standard & Poor’s Financial Services LLC, a division of S&P Global,   Inc., and its successors.   “Sale”: as defined in the definition of “Pro Forma Basis” or “Pro Forma   Compliance”.   “Sale and Leaseback Transaction”: any arrangement with any Person providing   for the leasing by the Parent Borrower or any of its Restricted Subsidiaries of real or personal   property which has been or is to be sold or transferred by the Parent Borrower or any such   Restricted Subsidiary to such Person or to any other Person to whom funds have been or are   to be advanced by such Person on the security of such property or rental obligations of the   Parent Borrower or such Restricted Subsidiary.   “Sanctions”: as defined in clause (c) of the first sentence of Subsection 5.23.   “Schedule I Lender”: a Lender which is a Canadian chartered bank listed on   Schedule I of the Bank Act (Canada).   “SEC”: the United States Securities and Exchange Commission.   “Secured Parties”: the reference to the Canadian Secured Parties, the U.S.   Secured Parties, or the collective reference thereto, as applicable.   “Securities Act”: the Securities Act of 1933, as amended from time to time.   “Security Documents”: the collective reference to the Canadian Security   Documents and the U.S. Security Documents.   “Senior Notes”: 8.00% Senior Notes due 2026 of the Parent Borrower issued   on the Closing Date, as the same may be exchanged for substantially similar senior notes that   have been registered under the Securities Act, and as the same or such substantially similar   notes may be amended, restated, supplemented, waived or otherwise modified from time to   time.   “Senior Notes Documents”: the Senior Notes Indenture and all other   instruments, agreements and other documents evidencing or governing the Senior Notes or   providing for any guarantee, obligation, security or other right in respect thereof.   “Senior Notes Indenture”: the Indenture dated as of the Closing Date, under   which the Senior Notes are issued, as the same may be amended, restated, supplemented,   waived or otherwise modified from time to time.   “Set”: the collective reference to EurocurrencyTerm SOFR Rate Loans or BA   EquivalentEurocurrency Loans of a single Tranche and currency, the then current Interest   99   10066032231008166793v315
Periods with respect to all of which begin on the same date and end on the same later date   (whether or not such Term SOFR Rate Loans or Eurocurrency Loans or BA Equivalent Loans   (as applicable) shall originally have been made on the same day).   “Settlement Service”: as defined in Subsection 11.6(b).   “Seventh Amendment”: the Seventh Amendment to Credit Agreement, dated as   of July 25, 2022, by and among the Borrowers, the Revolving Credit Lenders, the FILO   Facility Lenders and Issuing Lenders party thereto, the Administrative Agent and the Swingline   Lender.   “Seventh Amendment Effective Date”: July 25, 2022.   “Single Employer Plan”: any Plan which is covered by Title IV or Section 302   of ERISA or Section 412 of the Code, but which is not a Multiemployer Plan.   “Sixth Amendment”: the Sixth Amendment to Credit Agreement, dated as of   April 15, 2021, by and among the Loan Parties, the Revolving Credit Lenders and Issuing   Lenders party thereto, the Administrative Agent and Swingline Lender.   “Sixth Amendment Effective Date”: April 15, 2021.   “SOFR”: with respect to any U.S. Government Securities Business Day, a rate   per annum equal to the secured overnight financing rate for such U.S. Government Securities   Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on   the immediately succeeding U.S. Government Securities Business Day.   “SOFR Administrator”: the Federal Reserve Bank of New York (or a successor   administrator of the secured overnight financing rate).   “SOFR Administrator’s Website”: the Federal Reserve Bank of New York’s   website, currently at http://www.newyorkfed.org, or any successor source for the secured   overnight financing rate identified as such by the SOFR Administrator from time to time.   “SOFR Rate Day”: as defined in the definition of “Daily Simple SOFR Rate”.   “Solvent” and “Solvency”: with respect to the Parent Borrower and its   Subsidiaries on a consolidated basis after giving effect to the Transactions on the Closing Date   and after giving effect to the Atlas Merger, the Atlas Contribution and the repayment of certain   existing Indebtedness of the Atrium Business on the Business Day immediately following the   Closing Date means (i) the Fair Value and Present Fair Salable Value of the assets of the   Parent Borrower and its Subsidiaries taken as a whole exceed their Stated Liabilities and   Identified Contingent Liabilities; (ii) the Parent Borrower and its Subsidiaries taken as a whole   do not have Unreasonably Small Capital; and (iii) the Parent Borrower and its Subsidiaries   taken as a whole will be able to pay their Stated Liabilities and Identified Contingent Liabilities   as they mature (all capitalized terms used in this definition (other than “Parent Borrower”,   “Closing Date”, “Subsidiary” and “Transactions”, which have the meanings set forth in this   100   10066032231008166793v315
Agreement) shall have the meanings assigned to such terms in the form of solvency certificate   attached hereto as Exhibit I).   “Specified Availability”: as of any date of determination, without duplication of   amounts calculated thereunder, the sum of the Excess Availability plus Specified Unrestricted   Cash (but excluding therefrom the cash proceeds of any Specified Equity Contribution), plus   Specified Suppressed Availability as at such date, plus the amount available to be drawn by the   Loan Parties under any other committed revolving facilities (including any Revolving   Commitment (as defined in the Cash Flow Credit Agreement)).   “Specified Default”: (a) the occurrence and continuance of an Event of Default   under Subsection 9.1(b) as a result of a material breach of any representation or warranty set   forth in Subsection 5.21 or Subsection 5.22, (b) the occurrence and continuance of an Event of   Default under Subsection 9.1(c) as a result of the failure of any Loan Party to comply with the   terms of Subsection 4.16 or a failure to comply with the delivery obligations with respect to   Borrowing Base Certificates set forth in Subsection 7.2(f) or (c) the occurrence and   continuance of an Event of Default under Subsection 9.1(a) or Subsection 9.1(f).   “Specified Equity Contribution”: any cash equity contribution made to the   Parent Borrower or any Parent Entity in exchange for Permitted Cure Securities; provided that   (a) (i) such cash equity contribution to the Parent Borrower or any Parent Entity and (ii) in the   case of a cash contribution to any Parent Entity, the contribution of any proceeds therefrom to,   and the receipt thereof by, the Parent Borrower occur (x) after the end of any Fiscal Quarter   or Fiscal Year and (y) (A) on or prior to the date that is 20 Business Days after the date on   which financial statements are required to be delivered for such Fiscal Quarter (or Fiscal Year)   pursuant to Subsection 7.1(a) or 7.1(b) or (B) on the date on which a Borrowing Base   Certificate is delivered (provided that the right to make a cash equity contribution for   Permitted Cure Securities under this clause (a)(i)(y) shall be limited to no more than once in   each Fiscal Period) in accordance with Subsection 7.2(f); (b) the Parent Borrower identifies   such equity contribution as a “Specified Equity Contribution” in a certificate of a Responsible   Officer of the Parent Borrower delivered to the Administrative Agent; (c) in each four Fiscal   Quarter period, there shall exist at least two Fiscal Quarters in respect of which no Specified   Equity Contribution shall have been made; (d) no more than five Specified Equity   Contributions may be made during the term of this Agreement; (e) the amount of any Specified   Equity Contribution included in the calculation of Consolidated EBITDA hereunder shall be   limited to the amount required to effect or continue compliance with Subsection 8.1 hereof,   whether or not a Compliance Period is in effect, and such amount shall be added to   Consolidated EBITDA solely when calculating Consolidated EBITDA for purposes of   determining compliance with Subsection 8.1; and (f) there shall be no pro forma or other   reduction in indebtedness (including by way of netting) (except, for each fiscal quarter other   than the fiscal quarter in respect of which such Specified Equity Contribution is made, to the   extent applied to the prepayment of Cash Flow Loans in the form of term loans) with the   proceeds of any Specified Equity Contribution for determining compliance with Subsection 8.1   for the periods in which such Specified Equity Contribution is included in Consolidated   EBITDA.   101   10066032231008166793v315
“Specified Representations”: representations corresponding to the   representations set forth in (x) the last sentence of Subsection 5.2, (y) Subsections 5.3(a) (with   respect to due organization and valid existence), 5.4 (other than the second sentence thereof),   (to the extent the incurrence of the Loans, the provision of guarantees and granting of security   not violating the Organizational Documents of any Loan Party) 5.5(c), 5.11, 5.13 (subject to   the limitations set forth in the provisos to Subsections 6.1(a) and 6.1(g), clause (a) of the first   sentence of 5.23 and (as relates to the use of proceeds of the Loans on the Closing Date or   the date of funding the applicable Incremental Facility Increase, as applicable, not violating   OFAC) clause (c) of the first sentence of 5.23 and (z) the first sentence of Subsection 5.14.   “Specified Suppressed Availability”: an amount, if positive, by which the   Borrowing Base exceeds the aggregate amount of the Revolving Credit Commitments;   provided that if Excess Availability is less than the lesser of (1) 5.0% of the aggregate amount   of the Revolving Credit Commitments and (2) the Dollar Equivalent of $17,500,000, Specified   Suppressed Availability shall be zero.   “Specified Transaction”: (a) any Restricted Payment pursuant to Subsection   8.3(k), (b) any acquisition permitted pursuant to clause (c)(i) of the definition of “Permitted   Acquisition”, (c) any investment permitted pursuant to clause (u) of the definition of “Permitted   Investments”, (d) any payment, repurchase or redemption pursuant to Subsection 8.6(a),   (e) any merger, consolidation, amalgamation or asset sale pursuant to Subsection 8.2(a) or   8.2(b), and (f) any Asset Sale pursuant to Subsection 8.5.   “Specified Unrestricted Cash”: as of any date of determination, an amount   equal to all Unrestricted Cash of the Loan Parties that (in the case of cash) is deposited in   (i) DDAs, (ii) Concentration Accounts or (iii) other deposit accounts in the United States or   Canada, in each case with respect to which a control agreement is in place between the   applicable Loan Party, the applicable depositary institution (which depositary institution must   be the Administrative Agent, the Collateral Agent or a Lender (or, in each case, an Affiliate   thereof)) and the Administrative Agent or the Collateral Agent (or over which any such Agent   has “control” whether or not pursuant to a control agreement) or that (in the case of Cash   Equivalents) (a) are not in a securities account in respect of which the applicable Loan Party   has entered into a “control agreement” with the applicable broker or securities intermediary for   purposes of perfecting a security interest in favor of a third party and (b) are subject to the   laws of any state, commonwealth, province or territory of the United States or Canada,   provided that if, as of such date, the Excess Availability is less than the lesser of (x) 5.0% of   the lesser of (1) the Revolving Credit Commitments hereunder and (2) the Borrowing Base and   (y) $12,500,000, the amount of Specified Unrestricted Cash shall equal zero.   “Sponsor”: CD&R.   “Spot Rate of Exchange”: on any day, with respect to any currency other than   Dollars (for purposes of determining the Dollar Equivalent) the rate at which such currency   may be exchanged into Dollars, as set forth at approximately 11:00 A.M., New York City   time, on such date on the applicable Bloomberg Key Cross Currency Rates Page. In the event   that any such rate does not appear on any Bloomberg Key Cross Currency Rates Page, the   Spot Rate of Exchange shall be determined by reference to such other publicly available service   102   10066032231008166793v315

for displaying exchange rates as may be agreed upon by the Administrative Agent and the   Parent Borrower or, in the absence of such agreement, such Spot Rate of Exchange shall   instead be the arithmetic average of the spot rates of exchange of the Administrative Agent in   the market where its foreign currency exchange operations in respect of such currency are then   being conducted, at or about 10:00 A.M., local time in such market, on such date for the   purchase of Dollars, for delivery two Business Days later; provided that, if at the time of any   such determination, for any reason, no such spot rate is being quoted, the Administrative   Agent, after consultation with the Parent Borrower, may use any other reasonable method it   deems appropriate to determine such rate, and such determination shall be presumed correct   absent manifest error.   “Stated Maturity”: with respect to any Indebtedness, the date specified in such   Indebtedness as the fixed date on which the payment of principal of such Indebtedness is due   and payable, including pursuant to any mandatory redemption provision (but excluding any   provision providing for the repurchase or repayment of such Indebtedness at the option of the   holder thereof upon the happening of any contingency).   “Statutory Reserves”: for any day as applied to a Eurocurrency Loan, the   average maximum rate at which reserves (including any marginal, supplemental or emergency   reserves) are required to be maintained during such Interest Period under Regulation D by   member banks of the United States Federal Reserve System in New York City with deposits   exceeding $1,000,000,000 against “Eurocurrency liabilities” (as such term is used in Regulation   D). Eurocurrency Loans shall be deemed to constitute Eurocurrency liabilities and to be   subject to such reserve requirements without benefit of or credit for proration, exceptions or   offsets which may be available from time to time to any Lender under Regulation D.   “Store”: any store or distribution center operated, or to be operated, by any   Loan Party.   “Subordinated Indebtedness”: any Indebtedness that is expressly subordinated in   right of payment to the Obligations under the Loan Documents pursuant to a written   agreement binding on the holders of such Indebtedness that expressly designates such   Indebtedness as “Subordinated Indebtedness” as defined herein. For the avoidance of doubt,   (a) the ABL/Cash Flow Intercreditor Agreement, any Junior Lien Intercreditor Agreement and   any Other Intercreditor Agreement shall not be deemed to be such a written agreement, and (b)   Indebtedness shall not be deemed to be subordinated in right of payment to the Obligations   under the Loan Documents by reason of (i) being unsecured, or (ii) being secured by a Lien   that is junior in priority to a Lien securing such Obligations, or (iii) not being secured by all of   the property and assets securing such Obligations, or (iv) not being incurred or guaranteed by   all of the obligors in respect of such Obligations, or (v) Subsection 10.15, or (vi) any other   provisions applicable to such Indebtedness relating to the application of proceeds or the   ordering of payments.   “Subsidiary”: as to any Person, a corporation, association, partnership, limited   liability company or other entity (a) of which shares of stock or other ownership interests   having ordinary voting power (other than stock or such other ownership interests having such   power only by reason of the happening of a contingency) to elect a majority of the Board of   103   10066032231008166793v315
Directors or other managers of such corporation, partnership, limited liability company or other   entity are at the time owned by such Person, or (b) the management of which is otherwise   controlled, directly or indirectly through one or more intermediaries, or both, by such Person   and, in the case of this clause (b), which is treated as a consolidated subsidiary for accounting   purposes. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in   this Agreement shall refer to a Subsidiary or Subsidiaries of the Parent Borrower.   “Subsidiary Borrower”: any U.S. Subsidiary Borrower and any Canadian   Borrower.   “Subsidiary Guarantor”: any U.S. Subsidiary Guarantor and any Canadian   Subsidiary Guarantor.   “Subsidiary Guaranty”: the guaranty of the Borrower Obligations of the   Borrowers under the Loan Documents provided pursuant to the U.S. Guarantee and Collateral   Agreement or the Canadian Guarantee and Collateral Agreement, as applicable, or pursuant to   a guaranty in such other form as may be agreed between the Borrower Representative and the   Administrative Agent; provided that each Canadian Subsidiary Guarantor shall only be required   to guaranty the obligations of the Canadian Borrowers under the Canadian Guarantee and   Collateral Agreement.   “Successor Borrower”: the Successor Canadian Borrower and/or the Successor   U.S. Borrower, as the context may require.   “Successor Canadian Borrower”: as defined in Subsection 8.2(a).   “Successor U.S. Borrower”: as define in Subsection 8.2(a).   “Supermajority FILO Lenders”: FILO Facility Lenders the sum of whose   outstanding FILO Facility Commitments (or after the termination thereof, outstanding   Individual Lender Exposures) representing more than 66 ⅔% of the sum of the aggregate   amount of the aggregate FILO Facility Commitments (or after the termination thereof, the sum   of the Individual Lender Exposures of Non-Defaulting Lenders) at such time; provided that the   FILO Facility Commitments (or Individual Lender Exposures) held or deemed held by   Defaulting Lenders shall be excluded for purposes of making a determination of Supermajority   FILO Lenders.   “Supermajority Lenders”: Lenders the sum of whose outstanding Commitments   (or after the termination thereof, outstanding Individual Lender Exposures) representing more   than 66 ⅔% of the sum of the aggregate amount of the aggregate Commitments (or after the   termination thereof, the sum of the Individual Lender Exposures of Non-Defaulting Lenders) at   such time; provided that the Commitments (or Individual Lender Exposures) held or deemed   held by Defaulting Lenders shall be excluded for purposes of making a determination of   Supermajority Lenders.   “Supplemental Commitments”: as defined in Subsection 2.6(a).   104   10066032231008166793v315
“Supported QFC”: as defined in Subsection 11.24.   “Swingline Commitment”: the Swingline Lender’s obligation to make Swingline   Loans pursuant to Subsection 2.4.   “Swingline Exposure”: at any time the aggregate principal amount at such time   of all outstanding Swingline Loans. The Swingline Exposure of any Revolving Credit Lender   at any time shall equal its Commitment Percentage of the aggregate Swingline Exposure at   such time.   “Swingline Lender”: UBS AG, Stamford Branch, in its capacity as such (subject   to Subsection 10.9(y)).   “Swingline Loan Participation Certificate”: a certificate in substantially the form   of Exhibit F hereto.   “Swingline Loans”: as defined in Subsection 2.4(a).   “Swingline Note”: as defined in Subsection 2.4(b).   “Target Amount”: an amount, when aggregated with all other amounts   remaining on deposit in all DDAs at any time, not exceeding the Dollar Equivalent of   $2,000,000.   “Tax Sharing Agreement”: the Tax Sharing Agreement between the Parent   Borrower and Topco to be entered into on or prior to the Closing Date, as the same may be   amended, restated, supplemented, waived or otherwise modified from time to time.   “Taxes”: any and all present or future income, stamp or other taxes, levies,   imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied,   collected, withheld or assessed by any Governmental Authority.   “Temporary Cash Investments”: any of the following: (i) any investment in   (x) direct obligations of the United States of America, Canada, the United Kingdom,   Switzerland, a member state of the European Union or any country in whose currency funds   are being held pending their application in the making of an investment or capital expenditure   by the Parent Borrower or a Restricted Subsidiary in that country or with such funds, or any   agency or instrumentality of any thereof, or obligations Guaranteed by the United States of   America, Canada, the United Kingdom, Switzerland or a member state of the European Union   or any country in whose currency funds are being held pending their application in the making   of an investment or capital expenditure by the Parent Borrower or a Restricted Subsidiary in   that country or with such funds, or any agency or instrumentality of any of the foregoing, or   obligations guaranteed by any of the foregoing or (y) direct obligations of any foreign country   recognized by the United States of America rated at least “A” by S&P or “A2” by Moody’s   (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P or   Moody’s then exists, the equivalent of such rating by any nationally recognized rating   organization), (ii) overnight bank deposits, and investments in time deposit accounts,   105   10066032231008166793v315
certificates of deposit, bankers’ acceptances and money market deposits (or, with respect to   foreign banks, similar instruments) maturing not more than one year after the date of   acquisition thereof issued by (x) any bank or other institutional lender under this Agreement or   the Cash Flow Facility or any affiliate thereof or (y) a bank or trust company that is organized   under the laws of the United States of America, any state thereof or any foreign country   recognized by the United States of America having capital and surplus aggregating in excess of   $250,000,000 (or the foreign currency equivalent thereof) and whose long term debt is rated at   least “A” by S&P or “A2” by Moody’s (or, in either case, the equivalent of such rating by   such organization or, if no rating of S&P or Moody’s then exists, the equivalent of such rating   by any nationally recognized rating organization) at the time such Investment is made,   (iii) repurchase obligations for underlying securities or instruments of the types described in   clause (i) or (ii) above entered into with a bank meeting the qualifications described in clause   (ii) above, (iv) Investments in commercial paper, maturing not more than 24 months after the   date of acquisition, issued by a Person (other than that of the Parent Borrower or any of its   Subsidiaries), with a rating at the time as of which any Investment therein is made of “P-2” (or   higher) according to Moody’s or “A-2” (or higher) according to S&P (or, in either case, the   equivalent of such rating by such organization or, if no rating of S&P or Moody’s then exists,   the equivalent of such rating by any nationally recognized rating organization), (v) Investments   in securities maturing not more than 24 months after the date of acquisition issued or fully   guaranteed by any state, commonwealth or territory of the United States of America, or by any   political subdivision or taxing authority thereof, and rated at least “BBB-” by S&P or “Baa3”   by Moody’s (or, in either case, the equivalent of such rating by such organization or, if no   rating of S&P or Moody’s then exists, the equivalent of such rating by any nationally   recognized rating organization), (vi) Indebtedness or Preferred Stock (other than of the Parent   Borrower or any of its Subsidiaries) having a rating of “A” or higher by S&P or “A2” or   higher by Moody’s (or, in either case, the equivalent of such rating by such organization or, if   no rating of S&P or Moody’s then exists, the equivalent of such rating by any nationally   recognized rating organization), (vii) investment funds investing at least 90.0% of their assets   in securities of the type described in clauses (i) through (vi) above (which funds may also hold   cash pending investment and/or distribution), (viii) any money market deposit accounts issued   or offered by a domestic commercial bank or a commercial bank organized and located in a   country recognized by the United States of America, in each case, having capital and surplus in   excess of $250,000,000 (or the foreign currency equivalent thereof), or investments in money   market funds subject to the risk limiting conditions of Rule 2a-7 (or any successor rule) of the   SEC under the Investment Company Act of 1940, as amended, and (ix) similar investments   approved by the Board of Directors in the ordinary course of business.   “Termination Date”: April 12July 25, 20262027.   “Term SOFR Administrator”: the CME Group Benchmark Administration   Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by   the Administrative Agent in its reasonable discretion).   “Term SOFR Rate”:   (a) for any calculation with respect to a Term SOFR Rate Loan, the Term   SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day   106   10066032231008166793v315

(such day, the “Periodic Term SOFR Determination Day”) that is two U.S. Government   Securities Business Days prior to the first day of such Interest Period, as such rate is published   by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City   time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the   applicable tenor has not been published by the Term SOFR Administrator and a Term SOFR   Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then   Term SOFR Rate will be the Term SOFR Reference Rate for such tenor as published by the   Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for   which such Term SOFR Reference Rate for such tenor was published by the Term SOFR   Administrator so long as such first preceding U.S. Government Securities Business Day is not   more than three U.S. Government Securities Business Days prior to such Periodic Term SOFR   Determination Day, and   (b) for any calculation with respect to an ABR Loan on any day, the Term   SOFR Reference Rate for a tenor of one month on the day (such day, the “ABR Term SOFR   Determination Day”) that is two U.S. Government Securities Business Days prior to such day,   as such rate is published by the Term SOFR Administrator; provided, however, that if as of   5:00 p.m. (New York City time) on any ABR Term SOFR Determination Day the Term SOFR   Reference Rate for the applicable tenor has not been published by the Term SOFR   Administrator and a Term SOFR Replacement Date with respect to the Term SOFR Reference   Rate has not occurred, then Term SOFR Rate will be the Term SOFR Reference Rate for such   tenor as published by the Term SOFR Administrator on the first preceding U.S. Government   Securities Business Day for which such Term SOFR Reference Rate for such tenor was   published by the Term SOFR Administrator so long as such first preceding U.S. Government   Securities Business Day is not more than three U.S. Government Securities Business Days   prior to such ABR Term SOFR Determination Day;   provided, further, that if Term SOFR Rate determined as provided above   (including pursuant to the proviso under clause (a) or clause (b) above) shall ever be less than   0.00%, then Term SOFR Rate shall be deemed to be 0.00%.   If at any time the Administrative Agent determines (which determination shall be   conclusive absent manifest error) that (i) the circumstances set forth in Subsection 4.7 have   arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in   Subsection 4.7 have not arisen but the Term SOFR Administrator or a Governmental Authority   having jurisdiction over the Administrative Agent has made a public statement identifying a   specific date after which Term SOFR Rate shall no longer be used or be representative for   determining interest rates for loans in Dollars (such date, “Term SOFR Replacement Date”),   then, at the Borrower Representative’s request, the Administrative Agent and the Borrower   Representative shall endeavor to establish an alternate rate of interest to Term SOFR Rate that   gives due consideration to the then prevailing market convention for determining a rate of   interest for syndicated loans in the United States at such time, and shall enter into an   amendment to this Agreement to reflect such alternate rate of interest and such other related   changes to this Agreement, including Benchmark Replacement Conforming Changes, as may be   applicable (including amendments to the Applicable Margin to preserve the terms of the   economic transactions initially agreed to among the Borrowers, on the one hand, and the   107   10066032231008166793v315
Lenders on the other hand). Notwithstanding anything to the contrary herein, such amendment   shall become effective without any further action or consent of any other party to this   Agreement.   “Term SOFR Rate Loan”: a Loan that bears interest at a rate based on the   Term SOFR Rate.   “Term SOFR Reference Rate”: the forward-looking term rate based on SOFR.   “Term SOFR Replacement Date”: as defined in the definition of “Term SOFR   Rate”.   “Topco”: Pisces Parent, LLC, a Delaware limited liability company, and any   successor in interest thereto.   “Total Canadian Facility Commitment”: at any time, the sum of the Canadian   Facility Commitments of all of the Canadian Facility Lenders at such time. The original Total   Canadian Facility Commitment is $127,291,666.67as of the Seventh Amendment Effective Date   is $177,083,333.33.   “Total FILO Facility Commitment”: at any time, the sum of the FILO Facility   Commitments of all of the FILO Facility Lenders at such time. The original Total FILO   Facility Commitment as of the Seventh Amendment Effective Date is $95,000,000.00.   “Total U.S. Facility Commitment”: at any time, the sum of the U.S. Facility   Commitments of all of the Revolving Credit Lenders at such time. The original Total U.S.   Facility Commitment is $483,708,333.33as of the Seventh Amendment Effective Date is   $672,916,666.67.   “Trading Price”: as defined in Subsection 11.6(j)(iv).   “Tranche”: each tranche of Loans available hereunder, with there being (i) three   tranches on the Closing Date; namely, U.S. Facility Revolving Credit Loans, Canadian Facility   Revolving Credit Loans and Swingline Loans and (ii) four tranches on the Seventh Amendment   Effective Date; namely, U.S. Facility Revolving Credit Loans, FILO Facility Revolving Credit   Loans, Canadian Facility Revolving Credit Loans and Swingline Loans.   “Transaction Agreements”: collectively, (i) the Pisces Acquisition Agreement,   (ii) the Atlas Acquisition Agreement, (iii) the CD&R Expense Reimbursement Agreement,   (iv) the CD&R Indemnification Agreement, (v) the GGC Expense Reimbursement Agreement,   (vi) the GGC Indemnification Agreement, (vii) the Ply Gem Tax Receivable Agreement and   (viii) any agreement primarily providing for indemnification and/or contribution for the benefit   of any Permitted Holder in respect of liabilities resulting from, arising out of or in connection   with, based upon or relating to (a) any management, consulting or advisory services, or any   financing, underwriting or placement services or other investment banking activities to, for or   in respect of any Parent Entity or any of its Subsidiaries, (b) any offering of securities or other   financing activity or arrangement of or by any Parent Entity or any of its Subsidiaries or (c)   108   10066032231008166793v315
any action or failure to act of or by any Parent Entity or any of its Subsidiaries (or any of their   respective predecessors), in each case as the same may be amended, restated, supplemented,   waived or otherwise modified from time to time in accordance with the terms thereof.   “Transactions”: collectively, any or all of the following (whether taking place   prior to, on or following the Closing Date): (i) the entry into the Pisces Acquisition Agreement   and the consummation of the transactions contemplated thereby, including the Pisces Merger,   (ii) the entry into the Atlas Acquisition Agreement and the consummation of the transactions   contemplated thereby, including the Atlas Acquisition, (iii) the Atlas Contribution, (iv) the entry   into the Senior Notes Documents, and the offer and issuance of the Senior Notes, (v) the entry   into the Cash Flow Documents and incurrence of Indebtedness thereunder on the Closing Date,   (vi) the entry into this Agreement and the other Loan Documents and incurrence of   Indebtedness hereunder on the Closing Date, (vii) the Equity Contribution, (viii) the repayment   of certain existing Indebtedness of the Ply Gem Business, (ix) the repayment of certain existing   Indebtedness of the Atrium Business, (x) the payment of any amounts contemplated by the Ply   Gem Tax Receivable Agreement and (xi) all other transactions relating to any of the foregoing   (including payment of fees, premiums and expenses related to any of the foregoing).   “Transferee”: any Participant or Assignee.   “Treaty”: the Treaty establishing the European Economic Community, being the   Treaty of Rome of March 25, 1957 as amended by the Single European Act 1986 and the   Maastricht Treaty (which was signed on February 7, 1992 and came into force on November 1,   1993) and as may, from time to time, be further amended, supplemented or otherwise modified.   “Type”: the type of Loan determined based on the currency in which the same   is denominated, and the interest option applicable thereto, with there currently being multiple   Types of Loans hereunder.   “UCC”: the Uniform Commercial Code as in effect in the State of New York   from time to time.   “UK Financial Institution”: any BRRD Undertaking (as such term is defined   under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom   Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA   Handbook (as amended from time to time) promulgated by the United Kingdom Financial   Conduct Authority, which includes certain credit institutions and investment firms, and certain   affiliates of such credit institutions or investment firms.   “UK Resolution Authority”: the Bank of England or any other public   administrative authority having responsibility for the resolution of any UK Financial Institution.   “Uniform Customs”: the Uniform Customs and Practice for Documentary   Credits (2007 Revision), International Chamber of Commerce Publication No. 600, as the same   may be amended from time to time.   109   10066032231008166793v315
“United States Person”: any United States person within the meaning of   Section 7701(a)(30) of the Code.   “Unpaid Drawing”: drawings on Letters of Credit that have not been   reimbursed by the applicable Borrower.   “Unrestricted Cash”: at any date of determination, (a) the aggregate amount of   cash, Cash Equivalents and Temporary Cash Investments included in the cash accounts that   would be listed on the consolidated balance sheet of the Parent Borrower prepared in   accordance with GAAP as of the last day of the Most Recent Four Quarter Period to the   extent such cash is not classified as “restricted” for financial statement purposes (unless so   classified solely because of any provision under the Loan Documents or any other agreement or   instrument governing other Indebtedness that is subject to the ABL/Cash Flow Intercreditor   Agreement, a Junior Lien Intercreditor Agreement or any Other Intercreditor Agreement   governing the application thereof or because they are subject to a Lien securing Indebtedness   that is subject to the ABL/Cash Flow Intercreditor Agreement, a Junior Lien Intercreditor   Agreement or any Other Intercreditor Agreement), plus (b) the proceeds from any incurrence   of Indebtedness borrowed since the date of such consolidated balance sheet and on or prior to   the date of such determination that are (as determined in good faith by the Borrower   Representative, which determination shall be conclusive) intended to be used for working   capital purposes.   “Unrestricted Subsidiary”: (i) any Subsidiary of the Parent Borrower designated   at any time by the Board of Directors as an Unrestricted Subsidiary hereunder by written   notice to the Administrative Agent and (ii) any Subsidiary of an Unrestricted Subsidiary,   provided that the Board of Directors shall only be permitted to designate a Subsidiary as an   Unrestricted Subsidiary so long as:   (a) immediately after such designation, no Event of Default under Subsection   9.1(a) or 9.1(f) shall have occurred and be continuing;   (b) (i) such designation was made at or prior to the Closing Date; or   (ii) the Subsidiary to be so designated has Consolidated Tangible   Assets of $1,000 or less at the time of designation; or   (iii) if such Subsidiary has Consolidated Tangible Assets greater than   $1,000 at the time of designation, then immediately after giving effect to such   designation, the Parent Borrower and its Restricted Subsidiaries shall be in compliance,   on a Pro Forma Basis, with the covenant set forth in Subsection 8.1, whether or not a   Compliance Period is in effect; and   (c) no Subsidiary shall be designated as an Unrestricted Subsidiary if such   Subsidiary owns (directly or indirectly) any Capital Stock or Indebtedness of, or holds   any Liens on any property of, any Borrower or any Restricted Subsidiary that is not a   Subsidiary of the Subsidiary to be so designated.   110   10066032231008166793v315

The designation of any Subsidiary as an Unrestricted Subsidiary shall constitute   an Investment by the Parent Borrower therein (and must comply as such with the limitations on   Investments under Subsection 8.12) at the date of designation in an amount equal to the net   book value of the Parent Borrower’s Investment therein.   The Borrower Representative shall only be permitted to designate an   Unrestricted Subsidiary as a Restricted Subsidiary so long as:   (a) immediately after such designation, no Event of Default under Subsection   9.1(a) or 9.1(f) shall have occurred and be continuing; and   (b) immediately after giving effect to such designation, the Parent Borrower   and its Restricted Subsidiaries shall be in compliance, on a Pro Forma Basis, with the covenant   set forth in Subsection 8.1, whether or not a Compliance Period is in effect.   The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall   constitute the incurrence at the time of designation of any Indebtedness or Liens of such   Subsidiary existing at such time and, in each case, shall be subject to the terms of Subsection   7.9 and Section 8.   “Unsecured Indebtedness”: unsecured Indebtedness of the Parent Borrower and   any Restricted Subsidiary.   “Unutilized Commitment”: with respect to any Lender at any time, an amount   equal to the remainder of (x) such Lender’s Commitment as in effect at such time less (y) such   Lender’s Individual Lender Exposure at such time (excluding any Swingline Exposure of such   Lender).   “U.S.”: the United States of America.   “U.S. Benefited Lender”: as defined in Subsection 11.7(a).   “U.S. Blocked Account”: as defined in Subsection 4.16(b)(iii).   “U.S. Borrowers”: the Parent Borrower and the U.S. Subsidiary Borrowers.   “U.S. Borrowing Base”: as of any date of determination, shall equal the sum of   (a) 90.0% of Eligible U.S. Credit Card Receivables, plus   (b) 90.0% of Eligible U.S. Accounts owed by Account Debtors that   have an Investment Grade Rating, plus   (c) 85.0% of all other Eligible U.S. Accounts, plus   111   10066032231008166793v315
(d) (i) during the months of June through August, 90% of the Net   Orderly Liquidation Value of Eligible U.S. Inventory and (ii) at all other times,   85.0% of the Net Orderly Liquidation Value of Eligible U.S. Inventory, minus   (e) the amount of all Availability Reserves related to the U.S.   Facility, minus   (f) the outstanding principal amount of any ABL Term Loans made   to the U.S. Borrowers;   provided that, at all times prior to the delivery of the Initial Borrowing Base Certificate, the   U.S. Borrowing Base shall be deemed to equal the sum of (x) the amount of the “U.S.   Borrowing Base” (as defined in the Existing Pisces ABL Credit Agreement) as of immediately   prior to the Closing Date and (y) the amount of the “Borrowing Base” (as defined in the   Existing Atlas ABL Credit Agreement) attributable to the U.S. “Credit Parties” (as defined in   the Existing Atlas ABL Credit Agreement) as of immediately prior to the Closing Date.   “U.S. Core Concentration Account”: as defined in Subsection 4.16(c)(i).   “U.S. Facility”: the credit facility evidenced by the Revolving Credit   Commitments available to the U.S. Borrowers hereunder.   “U.S. Facility Commitment”: with respect to each U.S. Facility Lender, the   commitment of such U.S. Facility Lender hereunder to make Extensions of Credit to the U.S.   Borrowers in the amount set forth opposite its name on Schedule A hereto or as may   subsequently be set forth in the Register from time to time; provided that with respect to any   Loan in any Designated Foreign Currency other than Canadian Dollars, the U.S. Facility   Commitment of Jefferies Finance LLC shall be deemed to be zero.   “U.S. Facility Commitment Percentage”: of any U.S. Facility Lender at any time   shall be that percentage which is equal to a fraction (expressed as a percentage) the numerator   of which is the U.S. Facility Commitment of such U.S. Facility Lender at such time and the   denominator of which is the Total U.S. Facility Commitment at such time; provided that for   purposes of Subsections 4.15(d) and 4.15(e), the denominators shall be calculated disregarding   the Revolving Credit Commitment of any Defaulting Lender to the extent its Swingline   Exposure or U.S. L/C Obligations are reallocated to the Non-Defaulting Lenders; and,   provided further that if any such determination is to be made after the Total U.S. Facility   Commitment (and the related U.S. Facility Commitments of the Lenders) has (or have)   terminated, the determination of such percentages shall be made immediately before giving   effect to such termination.   “U.S. Facility Issuing Lender”: each Issuing Lender with a U.S. Facility L/C   Commitment.   “U.S. Facility L/C Commitment”: with respect to any Issuing Lender at any   time, (i) the amount set forth opposite such Issuing Lender’s name on Schedule 1.1(j) under   the caption “U.S. Facility L/C Commitment” (as such amount may be revised from time to time   112   10066032231008166793v315
with the written consent of the Parent Borrower and such Issuing Lender and notified to the   Administrative Agent in writing) or (ii) such other amount agreed from time to time between   such Issuing Lender and the Borrower Representative; provided that with respect to any Letter   of Credit in any Designated Foreign Currency, the U.S. Facility L/C Commitment of Jefferies   Finance LLC shall be deemed to be zero.   “U.S. Facility L/C Disbursement”: as defined in Subsection 3.5(a).   “U.S. Facility L/C Obligations”: at any time, an amount equal to the sum of   (a) the aggregate then undrawn and unexpired amount of the then outstanding U.S. Facility   Letters of Credit (including in the case of outstanding U.S. Facility Letters of Credit in any   Designated Foreign Currency, the Dollar Equivalent of the aggregate then undrawn and   unexpired amount thereof) and (b) the aggregate amount of drawings under U.S. Facility   Letters of Credit which have not then been reimbursed pursuant to Subsection 3.5(a) (including   in the case of U.S. Facility Letters of Credit in any Designated Foreign Currency, the Dollar   Equivalent of the unreimbursed aggregate amount of drawings thereunder, to the extent that   such amount has not been converted into Dollars in accordance with Subsection 3.5(a)).   “U.S. Facility Lender”: each Lender which has a U.S. Facility Commitment   (without giving effect to any termination of the Total U.S. Facility Commitment if there are   any U.S. Facility L/C Obligations) or which has any outstanding U.S. Facility Revolving Credit   Loans (or a U.S. Facility Commitment Percentage in any then outstanding U.S. Facility L/C   Obligations). Unless the context otherwise requires, each reference in this Agreement to a   U.S. Facility Lender includes each U.S. Facility Lender and shall include references to any   Affiliate of any such Lender which is acting as a U.S. Facility Lender.   “U.S. Facility Letters of Credit”: Letters of Credit (including Existing Letters of   Credit) issued by a U.S. Facility Issuing Lender to, or for the account of, a U.S. Borrower or   its Subsidiaries, pursuant to Subsection 3.1.   “U.S. Facility Revolving Credit Loan”: as defined in Subsection 2.1(a)(II).   “U.S. Government Securities Business Day”: any day except for (i) a Saturday,   (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association   recommends that the fixed income departments of its members be closed for the entire day for   purposes of trading in United States government securities.   “U.S. Guarantee and Collateral Agreement”: the U.S. ABL Guarantee and   Collateral Agreement delivered to the Collateral Agent as of the Closing Date, substantially in   the form of Exhibit B-1 hereto, as the same may be amended, restated, supplemented, waived   or otherwise modified from time to time.   “U.S. Loan Parties”: Holdings (unless and until Holdings is released from all of   its obligations pursuant to Subsection 9.16(h) of the U.S. Guarantee and Collateral   Agreement), the U.S. Borrowers and the U.S. Subsidiary Guarantors; each individually, a “U.S.   Loan Party”.   113   10066032231008166793v315
“U.S. Qualified Loan Party”: each U.S. Borrower and each U.S. Subsidiary   Guarantor.   “U.S. Secured Parties”: the “Secured Parties” as defined in the U.S. Guarantee   and Collateral Agreement.   “U.S. Security Documents”: the collective reference to each Mortgage related   to any Mortgaged Fee Property, the U.S. Guarantee and Collateral Agreement, each Blocked   Account Agreement related to any U.S. Blocked Account, and all other similar security   documents hereafter delivered to the Collateral Agent granting or perfecting a Lien on any   asset or assets of any U.S. Loan Party to secure the respective obligations and liabilities of the   Loan Parties hereunder and/or under any of the other Loan Documents or to secure any   guarantee of any such obligations and liabilities, including any security documents executed and   delivered or caused to be delivered to the Collateral Agent pursuant to Subsection 7.9(a),   7.9(b) or 7.9(c), in each case, as amended, restated, supplemented, waived or otherwise   modified from time to time.   “U.S. Special Resolution Regime”: each of (i) the Federal Deposit Insurance   Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street   Reform and Consumer Protection Act and the regulations promulgated thereunder.Regimes”: as   defined in Subsection 11.24.   “U.S. Subsidiary Borrower”: (1) Ply Gem Industries and (2) each Domestic   Subsidiary that is a Wholly Owned Subsidiary and a Restricted Subsidiary that becomes a   Borrower after five days’ written notice to the Administrative Agent (or such shorter period as   may be agreed to by the Administrative Agent in its reasonable discretion) pursuant to a   Borrower Joinder (which Borrower Joinder shall be accompanied by all documentation and   other information about such U.S. Subsidiary Borrower as shall be mutually agreed to be   required by U.S. regulatory authorities under applicable “know your customer” and anti-money   laundering rules and regulations, including the Patriot Act), together with their respective   successors and assigns, in each case, unless and until such time as the respective U.S.   Subsidiary Borrower (a) ceases to constitute a Domestic Subsidiary of the Parent Borrower in   accordance with the terms and provisions hereof, (b) is designated an Unrestricted Subsidiary   pursuant to the terms of this Agreement or (c) is released from all of its obligations hereunder   in accordance with terms and provisions hereof. Upon receipt thereof the Administrative   Agent shall promptly transmit each such notice to each of the Lenders; provided that any   failure to do so by the Administrative Agent shall not in any way affect the status of any such   Domestic Subsidiary as a U.S. Subsidiary Borrower hereunder.   “U.S. Subsidiary Guarantor”: each Domestic Subsidiary (other than any   Excluded Subsidiary) of the Parent Borrower that executes and delivers a Subsidiary Guaranty,   in each case, unless and until such time as the respective U.S. Subsidiary Guarantor ceases to   constitute a Domestic Subsidiary of the Parent Borrower or is released from all of its   obligations under the Subsidiary Guaranty, in each case, in accordance with terms and   provisions thereof.   114   10066032231008166793v315

“U.S. Tax Compliance Certificate”: as defined in Subsection 4.11(b)(ii)(2).   “Vendor Financing Arrangement”: any supply chain financing arrangement,   structured vendor payable program, payables financing arrangement, reverse factoring   arrangement or any other similar arrangement or program pursuant to which the Parent   Borrower or any of its Restricted Subsidiaries provides a vendor an option to factor such   vendor’s receivables from the Parent Borrower or such Restricted Subsidiary to a bank or   financial institution.   “Voting Stock”: as to any entity, all classes of Capital Stock of such entity then   outstanding and normally entitled to vote in the election of directors or all interests in such   entity with the ability to control the management or actions of such entity.   “Wholly Owned Subsidiary”: as to any Person, any Subsidiary of such Person   of which such Person owns, directly or indirectly through one or more Wholly Owned   Subsidiaries, all of the Capital Stock of such Subsidiary other than directors qualifying shares   or shares held by nominees.   “Write-Down and Conversion Powers”: (a) with respect to any EEA Resolution   Authority, the write-down and conversion powers of such EEA Resolution Authority from time   to time under the Bail-In Legislation for the applicable EEA Member Country, which write-   down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b)   with respect to the United Kingdom, the powers of the applicable Resolution Authority in each   case under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability   of any UK Financial Institution or any contract or instrument under which that liability arises,   to convert all or part of that liability into shares, securities or obligations of that person or any   other person, to provide that any such contract or instrument is to have effect as if a right had   been exercised under it or to suspend any obligation in respect of that liability.   Other Definitional and Interpretive Provisions. Unless otherwise1.2   specified therein, all terms defined in this Agreement shall have the defined meanings when   used in any Notes, any other Loan Document or any certificate or other document made or   delivered pursuant hereto.   As used herein and in any Notes and any other Loan Document, and any(a)   certificate or other document made or delivered pursuant hereto or thereto, accounting terms   relating to the Parent Borrower and its Restricted Subsidiaries not defined in Subsection 1.1   and accounting terms partly defined in Subsection 1.1, to the extent not defined, shall have the   respective meanings given to them under GAAP.   The words “hereof”, “herein” and “hereunder” and words of similar(b)   import when used in this Agreement shall refer to this Agreement as a whole and not to any   particular provision of this Agreement, and Section, Subsection, Schedule and Exhibit   references are to this Agreement unless otherwise specified. The words “include”, “includes”   and “including” shall be deemed to be followed by the phrase “without limitation”. Any   reference herein to any Person shall be construed to include such Person’s successors and   assigns permitted hereunder. Any reference herein to the financial statements (or any   115   10066032231008166793v315
component thereof) of the Parent Borrower shall be construed to include the financial   statements (or the applicable component thereof) of the Parent Borrower or any Parent Entity   whose financial statements satisfy the Parent Borrower’s financial reporting obligations under   Subsection 7.1. With respect to any Default or Event of Default, the words “exists,” “is   continuing” or similar expressions with respect thereto shall mean that such Default or Event of   Default has occurred and has not yet been cured or waived. If any Default or Event of Default   has occurred hereunder (any such Default or Event of Default, an “Initial Default”) and is   subsequently cured (a “Cured Default”), any other Default or Event of Default that resulted   from (i) the making or deemed making of any representation or warranty by any Loan Party or   (ii) the taking of any action by any Loan Party or any Subsidiary of any Loan Party that was   prohibited hereunder solely as a result of the continuation of such Cured Default (and was not   otherwise prohibited by this Agreement), in each case which subsequent Default or Event of   Default would not have arisen had the Cured Default not been continuing at the time of such   representation, warranty or action, shall be deemed to automatically be cured upon, and   simultaneously with, the cure of the Cured Default, so long as at the time of such   representation, warranty or action, no Responsible Officer of the Borrower Representative had   knowledge of any such Initial Default. To the extent not already so notified, the Borrower   Representative will provide prompt written notice of any such automatic cure to the   Administrative Agent after a Responsible Officer of the Borrower Representative knows of the   occurrence of any such automatic cure.   Financial ratios and other financial calculations pursuant to this(c)   Agreement, including calculations pursuant to Subsection 8.1 shall, following any transaction   described in the definition of “Pro Forma Basis”, be calculated on a Pro Forma Basis until the   completion of four full Fiscal Quarters following such transaction (and shall also be subject to   clause (d) below to the extent applicable).   For purposes of determining any financial ratio or making any financial(d)   calculation for any Fiscal Quarter (or portion thereof) ending prior to the Closing Date (other   than the calculation of Consolidated Interest Expense, as and to the extent set forth in the   definition thereof), the components of such financial ratio or financial calculation shall be   determined on a pro forma basis to give effect to the Transactions as if they had occurred at   the beginning of such four Fiscal Quarter period; and each Person that is a Restricted   Subsidiary of the Parent Borrower upon giving effect to the Transactions shall be deemed to be   a Restricted Subsidiary for purposes of the components of such financial ratio or financial   calculation as of the beginning of such four Fiscal Quarter period.   For purposes of this Agreement and any other Loan Document, for(e)   periods ending on or prior to the Closing Date, references to the consolidated financial   statements of the Parent Borrower (or any Parent Entity) shall be to the consolidated financial   statements of Ply Gem Holdings and the consolidated financial statements of Atrium   Corporation, with pro forma effect being given to the Transactions (with Ply Gem Holdings,   Atrium Corporation and their respective Subsidiaries that are Subsidiaries of the Parent   Borrower after giving effect to the Transactions being deemed Subsidiaries of the Parent   Borrower), as the context may require, provided that nothing in this clause (e) shall require the   delivery of combined or consolidated financial statements or other similar materials for or with   116   10066032231008166793v315
respect to the Ply Gem Business or the Atrium Business, except as otherwise specifically   required by this Agreement.   Any financial ratios required to be maintained pursuant to this Agreement(f)   (or required to be satisfied in order for a specific action to be permitted under this Agreement)   shall be calculated by dividing the appropriate component by the other component, carrying the   result to one place more than the number of places by which such ratio is expressed herein and   rounding the result up or down to the nearest number (rounding up if there is no nearest   number).   Any references in this Agreement to “cash and/or Cash Equivalents”,(g)   “cash, Cash Equivalents and/or Temporary Cash Investments” or any similar combination of the   foregoing shall be construed as not double counting cash or any other applicable amount which   would otherwise be duplicated therein.   The meanings given to terms defined herein shall be equally applicable to(h)   both the singular and plural forms of such terms.   The Borrowing Base and FILO Borrowing Base shall be calculated(i)   without duplication, including without duplication of any reserves, items that are otherwise   addressed or excluded through eligibility criteria or items that are factored into the calculation   of collection rates or collection percentages.   In connection with any action being taken in connection with a Limited(j)   Condition Transaction, for purposes of determining compliance with any provision of this   Agreement which requires that no Default, Event of Default, Specified Default or specified   Default or Event of Default, as applicable, has occurred, is continuing or would result from any   such action, as applicable, such condition shall, at the option of the Borrower Representative,   be deemed satisfied, so long as no Default, Event of Default, Specified Default or specified   Default or Event of Default, as applicable, exists on the date (x) a definitive agreement for   such Limited Condition Transaction is entered into, (y) in connection with an acquisition to   which the United Kingdom City Code on Takeovers and Mergers (or any equivalent thereof   under the laws, rules or regulations in any other applicable jurisdiction) applies, on which a   “Rule 2.7 announcement” of a firm intention to make an offer in respect of a target of a   Limited Condition Transaction is made (or the equivalent notice under such equivalent laws,   rules or regulations in such other applicable jurisdiction) or (z) irrevocable notice of   redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness,   Disqualified Capital Stock or Preferred Stock is given. For the avoidance of doubt, if the   Borrower Representative has exercised its option under the first sentence of this clause (j), and   any Default, Event of Default, Specified Default or specified Default or Event of Default, as   applicable, occurs following the date (x) a definitive agreement for the applicable Limited   Condition Transaction was entered into, (y) in connection with an acquisition to which the   United Kingdom City Code on Takeovers and Mergers (or any equivalent thereof under the   laws, rules or regulations in any other applicable jurisdiction) applies, on which a “Rule 2.7   announcement” of a firm intention to make an offer in respect of a target of a Limited   Condition Transaction is made (or the equivalent notice under such equivalent laws, rules or   regulations in such other jurisdiction) or (z) irrevocable notice of redemption, repurchase,   117   10066032231008166793v315
defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Capital Stock   or Preferred Stock is given, and prior to the consummation of such Limited Condition   Transaction, any such Default, Event of Default, Specified Default or specified Default or   Event of Default, as applicable, shall be deemed to not have occurred or be continuing for   purposes of determining whether any action being taken in connection with such Limited   Condition Transaction is permitted hereunder.   In connection with any action being taken in connection with a Limited(k)   Condition Transaction, for purposes of:   (i) determining compliance with any provision of this Agreement   which requires the calculation of the Consolidated Fixed Charge Coverage Ratio, the   Consolidated Secured Leverage Ratio (as defined in the Cash Flow Credit Agreement)   or the Consolidated Total Leverage Ratio (as defined in the Cash Flow Credit   Agreement) (but not, for the avoidance of doubt, in determining compliance with the   Payment Condition for any purpose hereunder) or any other financial measure;   (ii) testing baskets set forth in this Agreement (including baskets   measured as a percentage of Consolidated Tangible Assets or Four Quarter   Consolidated EBITDA (as defined in the Cash Flow Credit Agreement)); or   (iii) any other determination as to whether any such Limited Condition   Transaction and any related transactions (including any financing thereof) complies with   the covenants or agreements contained in this Agreement;   in each case, at the option of the Borrower Representative (the Borrower Representative’s   election to exercise such option in connection with any Limited Condition Transaction, an   “LCT Election”), the date of determination of whether any such action is permitted hereunder,   shall be deemed to be the date (x) a definitive agreement for such Limited Condition   Transaction is entered into, (y) in connection with an acquisition to which the United Kingdom   City Code on Takeovers and Mergers (or any equivalent thereof under the laws, rules or   regulations in any other applicable jurisdiction) applies, the date on which a “Rule 2.7   announcement” of a firm intention to make an offer in respect of a target of a Limited   Condition Transaction is made (or the equivalent notice under such equivalent laws, rules or   regulations in such other applicable jurisdiction) or (z) irrevocable notice of redemption,   repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified   Capital Stock or Preferred Stock is given, as applicable (the “LCT Test Date”), and if, after   giving pro forma effect to the Limited Condition Transaction and the other transactions to be   entered into in connection therewith (including any incurrence or Discharge of Indebtedness   and Liens and the use of proceeds thereof) as if they had occurred at the beginning of the most   recent four consecutive Fiscal Quarters of the Parent Borrower ending prior to the LCT Test   Date for which consolidated financial statements of the Parent Borrower (or, as applicable, any   Parent Entity) are available, the Parent Borrower could have taken such action on the relevant   LCT Test Date in compliance with such ratio, basket or amount, such ratio, basket or amount   shall be deemed to have been complied with. For the avoidance of doubt, if the Borrower   Representative has made an LCT Election and any of the ratios, baskets or amounts for which   compliance was determined or tested as of the LCT Test Date are exceeded as a result of   118   10066032231008166793v315

fluctuations in any such ratio, basket or amount, including due to fluctuations in exchange rates   or in Consolidated EBITDA or Consolidated Tangible Assets of the Parent Borrower or the   Person subject to such Limited Condition Transaction or any applicable currency exchange rate,   at or prior to the consummation of the relevant transaction or action, such ratios, baskets or   amounts will not be deemed to have been exceeded as a result of such fluctuations. If the   Borrower Representative has made an LCT Election for any Limited Condition Transaction,   then in connection with any subsequent calculation of any ratio, basket or amount with respect   to the incurrence or Discharge of Indebtedness or Liens, or the making of Restricted Payments,   mergers, the conveyance, lease or other transfer of all or substantially all of the assets of the   Parent Borrower or the designation of an Unrestricted Subsidiary on or following the relevant   LCT Test Date and prior to the earlier of the date on which such Limited Condition   Transaction is consummated and the date on which the definitive agreement for such Limited   Condition Transaction is terminated or expires without consummation of such Limited   Condition Transaction, any such ratio, basket or amount shall be calculated on a pro forma   basis assuming such Limited Condition Transaction and other transactions in connection   therewith (including any incurrence or Discharge of Indebtedness and Liens and the use of   proceeds thereof) have been consummated.   Any reference herein or in any other Loan Document to (i) a transfer,(l)   assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division   of or by a limited liability company, or an allocation of assets to a series of a limited liability   company (collectively, a “Division”), as if it were a transfer, assignment, sale or transfer, or   similar term, as applicable, to a separate Person, and (ii) a merger, consolidation, amalgamation   or consolidation, or similar term, shall be deemed to apply to the division of or by a limited   liability company, or an allocation of assets to a series of a limited liability company, or the   unwinding of such a division or allocation, as if it were a merger, consolidation, amalgamation   or consolidation or similar term, as applicable, with a separate Person.   Borrower Representative. Each Borrower hereby designates the Parent1.3   Borrower as its Borrower Representative. The Borrower Representative will be acting as   agent on each Borrower’s behalf for the purposes of issuing notices of Borrowing and notices   of conversion/continuation of any Loans pursuant to Section 2 and Section 4 or similar notices,   giving instructions with respect to the disbursement of the proceeds of the Loans, selecting   interest rate options, requesting Letters of Credit, giving and receiving all other notices and   consents hereunder or under any of the other Loan Documents and taking all other actions   (including in respect of compliance with covenants) on behalf of any Borrower or the   Borrowers under the Loan Documents. The Borrower Representative hereby accepts such   appointment. Each Borrower agrees that each notice, election, representation and warranty,   covenant, agreement and undertaking made on its behalf by the Borrower Representative shall   be deemed for all purposes to have been made by such Borrower and shall be binding upon   and enforceable against such Borrower to the same extent as if the same had been made   directly by such Borrower.   Interest Rates; Benchmark Notification. The interest rate on a Loan1.4   denominated in Dollars may be derived from an interest rate benchmark that may be   discontinued or is, or may in the future become, the subject of regulatory reform. Upon the   119   10066032231008166793v315
occurrence of an inability to determine the interest rate, Section 4.7 provides a mechanism for   determining an alternative rate of interest. The Administrative Agent does not warrant or   accept any responsibility for, and shall not have any liability with respect to the continuation of,   the administration of, submission of, calculation of, performance of or any other matter related   to any interest rate used in this Agreement (including, without limitation, the Base Rate, Daily   Simple SOFR Rate, SOFR, Term SOFR Reference Rate, Term SOFR Rate, the Adjusted   CDOR Rate or the Adjusted EURIBOR Rate) or any component definition thereof or rates   referred to in the definition thereof, or with respect to any alternative or successor rate thereto,   or replacement rate thereof, including without limitation, whether the composition or   characteristics of any such alternative, successor or replacement reference rate will be similar   to, or produce the same value or economic equivalence of, or have the same value or   economic equivalence of the existing interest rate (or any component thereof) being replaced or   have the same volume or liquidity as did any existing interest rate (or any component thereof)   prior to its discontinuance or unavailability, except in the case of administration or calculation   of such interest rate hereunder, liability for its own gross negligence, bad faith, willful   misconduct or material breach of the Loan Documents, to the extent determined in a final, non-   appealable judgment by a court of competent jurisdiction. The Administrative Agent may   select information sources or services to ascertain any interest rate used in this Agreement, any   component thereof, or rates referred to in the definition thereof, in each case pursuant to the   terms of this Agreement, and shall have no liability to the Borrowers, any Lender or any other   person or entity for damages of any kind, including direct or indirect special, punitive,   incidental or consequential damages, costs, losses or expenses (whether in tort, contract or   otherwise and whether at law or in equity), for any error by, or calculation of any such rate (or   component thereof) provided by, any such information source or service.   SECTION 2   Amount and Terms of Commitments   Commitments.2.1   (I) Subject to and upon the terms and conditions set forth herein, each(a)   Lender with a U.S. Facility Commitment severally agrees to make, at any time and from time   to time on or after the Closing Date and prior to the Termination Date, a Revolving Credit   Loan or Revolving Credit Loans to the U.S. Borrowers (on a joint and several basis as   between the U.S. Borrowers) (each, a “U.S. Facility Revolving Credit Loan” and, collectively,   the “U.S. Facility Revolving Credit Loans”), which U.S. Facility Revolving Credit Loans:   shall be denominated at the election of the applicable U.S.(i)   Borrower, in Dollars or any Designated Foreign Currency;   shall, at the option of the applicable U.S. Borrower, (w) in the(ii)   case of U.S. Facility Revolving Credit Loans denominated in Dollars, be   incurred and maintained as, and/or converted into, ABR Loans or Eurocurrency,   Daily Simple SOFR Rate Loans or Term SOFR Rate Loans, (x) in the case of   U.S. Facility Revolving Credit Loans denominated in Canadian Dollars, be   incurred and maintained as, and/or converted into, Canadian Prime Rate Loans   120   10066032231008166793v315
or BA EquivalentEurocurrency Loans that are based on the Adjusted CDOR   Rate, (y) in the case of U.S. Facility Revolving Credit Loans denominated in   Euro, be incurred and maintained as Eurocurrency Loans that are based on the   Adjusted EURIBOR Rate and (z) in the case of U.S. Facility Revolving Credit   Loans denominated in any other Designated Foreign Currency, be incurred as   agreed among the Administrative Agent, the Borrowers and the U.S. Facility   Lenders; provided that except as otherwise specifically provided in Subsections   4.9 and 4.10, all U.S. Facility Revolving Credit Loans comprising the same   Borrowing shall at all times be of the same Type;   may be repaid and reborrowed in accordance with the provisions(iii)   hereof;   shall not be made (and shall not be required to be made) by any(iv)   U.S. Facility Lender to the extent the incurrence thereof (after giving effect to   the use of the proceeds thereof on the date of the incurrence thereof to repay   any amounts theretofore outstanding pursuant to this Agreement) would cause   (x) the Individual U.S. Facility Lender Exposure of such U.S. Facility Lender to   exceed the amount of its U.S. Facility Commitment at such time or (y) the   Aggregate U.S. Facility Lender Exposure to exceed the Total U.S. Facility   Commitment as then in effect; and   shall not be made (and shall not be required to be made) to any(v)   U.S. Borrower to the extent the incurrence thereof (after giving effect to the use   of the proceeds thereof on the date of the incurrence thereof to repay any   amounts theretofore outstanding pursuant to this Agreement) would cause the   Aggregate U.S. Borrower U.S. Facility Credit Extensions to exceed the   difference of (x) the U.S. Borrowing Base at such time (based on the Borrowing   Base Certificate last delivered, or prior to delivery of the Initial Borrowing Base   Certificate, determined as set forth in the proviso to the definition of “U.S.   Borrowing Base”) minus (y) the excess, if any, of (1) the sum of the unpaid   balance of the Aggregate U.S. Borrower Canadian Facility Credit Extensions   and the unpaid balance of the Aggregate Canadian Borrower Credit Extensions   over (2) the Canadian Borrowing Base at such time (based on the Borrowing   Base Certificate last delivered, or prior to delivery of the Initial Borrowing Base   Certificate, determined as set forth in the proviso to the definition of “Canadian   Borrowing Base”).; and   shall not be made (and shall not be required to be made) to any(vi)   U.S. Borrower so long as the aggregate FILO Facility Commitments of all FILO   Facility Lenders as in effect at such time less the Dollar Equivalent of the   aggregate principal amount of all FILO Facility Revolving Credit Loans   outstanding at such time exceeds $0.   (II) Subject to and upon the terms and conditions set forth herein, each Lender with   a Canadian Facility Commitment severally agrees to make (including through a Non-Canadian   Affiliate, if applicable, in the case of Revolving Credit Loans to the U.S. Borrowers), at any   121   10066032231008166793v315
time and from time to time on or after the Closing Date and prior to the Termination Date, a   Revolving Credit Loan or Revolving Credit Loans to (i) the Canadian Borrowers (on a joint   and several basis as between the Canadian Borrowers with respect to such Revolving Credit   Loans made to the Canadian Borrowers) and (ii) the U.S. Borrowers (on a joint and several   basis as between the U.S. Borrowers with respect to such Revolving Credit Loans made to the   U.S. Borrowers) (each of the foregoing, a “Canadian Facility Revolving Credit Loan” and,   collectively, the “Canadian Facility Revolving Credit Loans”), which Canadian Facility   Revolving Credit Loans:   shall be denominated at the election of the applicable Borrower in(i)   Dollars or any Designated Foreign Currency;   shall, at the option of the applicable Borrower, (w) in the case of(ii)   Canadian Facility Revolving Credit Loans denominated in Dollars, be incurred   and maintained as, and/or converted into, ABR Loans or Eurocurrency, Daily   Simple SOFR Rate Loans or Term SOFR Rate Loans, (x) in the case of   Canadian Facility Revolving Credit Loans denominated in Canadian Dollars, be   incurred and maintained as, and/or converted into, Canadian Prime Rate Loans   or BA EquivalentEurocurrency Loans that are based on the Adjusted CDOR   Rate, (y) in the case of Canadian Facility Revolving Credit Loans denominated   in Euro, be incurred and maintained as Eurocurrency Loans that are based on   the Adjusted EURIBOR Rate and (z) in the case of Canadian Facility Revolving   Credit Loans denominated in any other Designated Foreign Currency, be   incurred as agreed among the Administrative Agent, the Borrowers and the   Canadian Facility Lenders; provided that except as otherwise specifically   provided in Subsections 4.9 and 4.10, all Canadian Facility Revolving Credit   Loans comprising the same Borrowing shall at all times be of the same Type;   may be repaid and reborrowed in accordance with the provisions(iii)   hereof;   shall not be made (and shall not be required to be made) by any(iv)   Canadian Facility Lender to the extent the incurrence thereof (after giving effect   to the use of the proceeds thereof on the date of the incurrence thereof to repay   any amounts theretofore outstanding pursuant to this Agreement) would cause   (x) the Individual Canadian Facility Lender Exposure of such Canadian Facility   Lender to exceed the amount of its Canadian Facility Commitment at such time   or (y) the Aggregate Canadian Facility Lender Exposure to exceed the Total   Canadian Facility Commitment as then in effect;   shall not be made (and shall not be required to be made) to any(v)   U.S. Borrower (A) to the extent that the lesser of the Total U.S. Facility   Commitment and the U.S. Borrowing Base exceeds the Aggregate U.S. Facility   Lender Exposure or (B) to the extent the incurrence thereof (after giving effect   to the use of the proceeds thereof on the date of the incurrence thereof to repay   any amounts theretofore outstanding pursuant to this Agreement) would cause   the Aggregate U.S. Borrower Canadian Facility Credit Extensions to exceed the   122   10066032231008166793v315

difference of (x) the Borrowing Base at such time (based on the Borrowing   Base Certificate last delivered, or prior to delivery of the Initial Borrowing Base   Certificate, determined as set forth in the provisos to the definitions of “U.S.   Borrowing Base” and “Canadian Borrowing Base”) minus (y) the sum of the   unpaid balance of the Aggregate U.S. Borrower U.S. Facility Credit Extensions   and the unpaid balance of the Aggregate Canadian Borrower Credit Extensions;   and   shall not be made (and shall not be required to be made) to any(vi)   Canadian Borrower to the extent the incurrence thereof (after giving effect to   the use of the proceeds thereof on the date of the incurrence thereof to repay   any amounts theretofore outstanding pursuant to this Agreement) would cause   the Aggregate Canadian Borrower Credit Extensions to exceed the difference of   (x) the Borrowing Base at such time (based on the Borrowing Base Certificate   last delivered, or prior to delivery of the Initial Borrowing Base Certificate,   determined as set forth in the provisos to the definitions of “U.S. Borrowing   Base” and “Canadian Borrowing Base”) minus (y) the sum of the unpaid balance   of the Aggregate U.S. Borrower U.S. Facility Credit Extensions and the unpaid   balance of the Aggregate U.S. Borrower Canadian Facility Credit Extensions.   (III) Subject to and upon the terms and conditions set forth herein each FILO Facility   Lender with a FILO Facility Commitment severally agrees to make, at any time and from time   to time on or after the Seventh Amendment Effective Date and prior to the Termination Date,   a FILO Facility Revolving Credit Loan or FILO Facility Revolving Credit Loans to the U.S.   Borrowers (on a joint and several basis as between the U.S. Borrowers) (each a “FILO Facility   Revolving Credit Loan” and, collectively, the “FILO Facility Revolving Credit Loans”), which   FILO Facility Revolving Credit Loans:   shall be denominated at the election of the applicable U.S.(vii)   Borrower, in Dollars or any Designated Foreign Currency;   shall, at the option of the applicable U.S. Borrower, (w) in the(viii)   case of FILO Facility Revolving Credit Loans denominated in Dollars, be   incurred and maintained as, and/or converted into, ABR Loans, Daily Simple   SOFR Rate Loans or Term SOFR Rate Loans, (x) in the case of FILO Facility   Revolving Credit Loans denominated in Canadian Dollars, be incurred and   maintained as, and/or converted into, Canadian Prime Rate Loans or   Eurocurrency Loans that are based on the Adjusted CDOR Rate, (y) in the case   of FILO Facility Revolving Credit Loans denominated in Euro, be incurred and   maintained as Eurocurrency Loans that are based on the Adjusted EURIBOR   Rate and (z) in the case of FILO Facility Revolving Credit Loans denominated   in any other Designated Foreign Currency, be incurred as agreed among the   Administrative Agent, the Borrowers and the FILO Facility Lenders; provided   that except as otherwise specifically provided in Subsections 4.9 and 4.10, all   FILO Facility Revolving Credit Loans comprising the same Borrowing shall at   all times be of the same Type;   123   10066032231008166793v315
may be repaid and reborrowed in accordance with the provisions(ix)   hereof; and   shall not be made (and shall not be required to be made) by any(x)   FILO Facility Lender to the extent the incurrence thereof (after giving effect to   the use of the proceeds thereof on the date of the incurrence thereof to repay   any amounts theretofore outstanding pursuant to this Agreement) would cause   (x) the Individual FILO Facility Lender Exposure of such FILO Facility Lender   to exceed the amount of its FILO Facility Commitment at such time or (y) the   Aggregate FILO Facility Lender Exposure to exceed the Total FILO Facility   Commitment as then in effect.   Notwithstanding anything to the contrary in Subsection 2.1(a) or(b)   elsewhere in this Agreement, the Administrative Agent shall have the right to establish (x)   Availability Reserves in such amounts, and with respect to such matters, as the Administrative   Agent in its Permitted Discretion shall deem necessary or appropriate, against the U.S.   Borrowing Base and/or the Canadian Borrowing Base, as applicable (but without duplication)   and (y) FILO Availability Reserves in such amounts, and with respect to such matters, as the   Administrative Agent in its Permitted Discretion shall deem necessary or appropriate, against   the FILO Borrowing Base (but without duplication of any Availability Reserves), including   reserves with respect to (i) sums that the respective Borrowers are or will be required to pay   (such as taxes (including payroll and sales taxes), assessments, insurance premiums, or, in the   case of leased assets, rents or other amounts payable under such leases) and have not yet paid   and (ii) amounts owing by the respective Borrowers or, without duplication, their respective   Restricted Subsidiaries to any Person to the extent secured by a Lien on, or trust over, any of   the ABL Priority Collateral, which Lien or trust, in the Permitted Discretion of the   Administrative Agent is capable of ranking senior in priority to or pari passu with one or more   of the Liens in the ABL Priority Collateral granted in the Security Documents (such as Liens   or trusts in favor of landlords, warehousemen, carriers, mechanics, materialmen, laborers, or   suppliers, or Liens or trusts for ad valorem, excise, sales, or other taxes where given priority   under applicable law) in and to such item of the ABL Priority Collateral (including any such   Liens in respect of Management Guarantees); provided that (x) with respect to any Availability   Reserve (other than any Designated Hedging Reserves or Designated Cash Management   Reserves) or any FILO Availability Reserve, the Administrative Agent shall have provided the   applicable Borrower reasonable advance notice of any such establishment and (y) with respect   to any Designated Hedging Reserves or Designated Cash Management Reserves, (i) the   Administrative Agent may establish such Designated Hedging Reserves or Designated Cash   Management Reserves immediately upon receiving notice in writing from the Borrower   Representative pursuant to Subsection 11.22 that a Designated Hedging Reserve or Designated   Cash Management Reserve, as applicable, may be established and (ii) the Administrative Agent   shall increase, reduce or eliminate the amount of any existing Designated Hedging Reserve or   existing Designated Cash Management Reserve immediately upon receiving written notice of   any adjustment to the amount of such existing Designated Hedging Reserve or existing   Designated Cash Management Reserve from the Borrower Representative pursuant to the last   sentence of Subsection 11.22 (provided that the Administrative Agent shall not be obligated to   establish or increase any Designated Hedging Reserve or Designated Cash Management   124   10066032231008166793v315
Reserve if at the time of, and after give effect to, such establishment or increase, Excess   Availability would be less than zero); and provided, further, that the Administrative Agent may   only establish (A) an Availability Reserve after the delivery of the Initial Borrowing Base   Certificate based on an event, condition or other circumstance arising after the delivery of the   Initial Borrowing Base Certificate or based on facts not known to the Administrative Agent at   the time of the delivery of the Initial Borrowing Base Certificate and (B) a FILO Availability   Reserve after the Seventh Amendment Effective Date based on an event, condition or other   circumstance arising after the Seventh Amendment Effective Date or based on facts not known   to the Administrative Agent at the time of the Seventh Amendment Effective Date. The   amount of any such Availability Reserve or FILO Availability Reserve shall have a reasonable   relationship to the event, condition or other matter that is the basis for the Availability Reserve   or FILO Availability Reserve. Upon delivery of such notice, the Administrative Agent shall be   available to discuss any proposed Availability Reserve or FILO Availability Reserve, and the   applicable Borrower may take such action as may be required so that the event, condition or   matter that is the basis for such Availability Reserve or FILO Availability Reserve or increase   no longer exists, in a manner and to the extent reasonably satisfactory to the Administrative   Agent in the exercise of its Permitted Discretion. In no event shall such notice and opportunity   limit the right of the Administrative Agent to establish such Availability Reserve or FILO   Availability Reserve, unless the Administrative Agent shall have determined in its Permitted   Discretion that the event, condition or other matter that is the basis for such new Availability   Reserve or FILO Availability Reserve no longer exists or has otherwise been adequately   addressed by the applicable Borrower. In the event that the event, condition or other matter   giving rise to the establishment of any Availability Reserve or FILO Availability Reserve shall   cease to exist (unless there is a reasonable prospect that such event, condition or other matter   will occur again within a reasonable period of time thereafter), the Availability Reserve or   FILO Availability Reserve established pursuant to such event, condition or other matter, shall   be discontinued. Notwithstanding anything herein to the contrary, Availability Reserves or   FILO Availability Reserve shall not duplicate (i) eligibility criteria contained in the definition of   “Eligible Accounts”, “Eligible Credit Card Receivables” or “Eligible Inventory” and vice versa,   or (ii) reserves or criteria deducted in computing the value of Eligible Inventory (based on cost   and quantity) and vice versa.   In the event the U.S. Borrowers are, or the Canadian Borrowers are, as(c)   applicable, unable to comply with the Borrowing Base limitations set forth in Subsection   2.1(a)(I) or 2.1(a)(II), as the case may be, or (ii) the conditions precedent to the making of   Revolving Credit Loans or the issuance of Letters of Credit set forth in Section 6, (x) the U.S.   Facility Lenders authorize the Administrative Agent, for the account of the U.S. Facility   Lenders, to make U.S. Facility Revolving Credit Loans to the U.S. Borrowers and (y) the   Canadian Facility Lenders authorize the Administrative Agent, for the account of the Canadian   Facility Lenders, to make Canadian Facility Revolving Credit Loans to the Borrowers, which   may only be made as ABR Loans in the case of U.S. Facility Revolving Credit Loans or   Canadian Prime Rate Loans in the case of Canadian Facility Revolving Credit Loans (each, an   “Agent Advance”) for a period commencing on the date the Administrative Agent first receives   a notice of Borrowing requesting an Agent Advance until the earliest of (i) the 30th Business   Day after such date, (ii) the date the respective Borrowers or Borrower is again able to comply   with the Borrowing Base limitations set forth in Subsection 2.1(a)(I) or 2.1(a)(II), as   125   10066032231008166793v315
applicable, and the conditions precedent to the making of Revolving Credit Loans and issuance   of Letters of Credit set forth in Section 6, or obtains an amendment or waiver with respect   thereto and (iii) the date the Required Lenders instruct the Administrative Agent to cease   making Agent Advances (in each case, the “Agent Advance Period”). The Administrative   Agent shall not make any Agent Advance to the extent that at such time the amount of such   Agent Advance (I) in the case of Agent Advances made to the Canadian Borrowers, (A) when   added to the aggregate outstanding amount of all other Agent Advances made to the   Borrowers at such time, would exceed 10% of the Borrowing Base at such time (based on the   Borrowing Base Certificate last delivered, or prior to delivery of the Initial Borrowing Base   Certificate, determined as set forth in the proviso to the definitions of “U.S. Borrowing Base”   and “Canadian Borrowing Base”) or (B) when added to the Aggregate Canadian Facility   Lender Exposure as then in effect (immediately prior to the incurrence of such Agent   Advance), would exceed the Total Canadian Facility Commitment at such time, or (II) in the   case of Agent Advances made to the U.S. Borrowers, (A) when added to the aggregate   outstanding amount of all other Agent Advances made to the Borrowers at such time, would   exceed 10% of the Borrowing Base at such time (based on the Borrowing Base Certificate last   delivered, or prior to delivery of the Initial Borrowing Base Certificate, determined as set forth   in the proviso to the definitions of “U.S. Borrowing Base” and “Canadian Borrowing Base”) or   (B) when added to the Aggregate U.S. Facility Lender Exposure as then in effect (immediately   prior to the incurrence of such Agent Advance), would exceed the Total U.S. Facility   Commitment at such time. It is understood and agreed that, subject to the requirements set   forth above, Agent Advances may be made by the Administrative Agent in its discretion to the   extent the Administrative Agent deems such Agent Advances necessary or desirable (x) to   preserve and protect the applicable ABL Priority Collateral, or any portion thereof, (y) to   enhance the likelihood of, or maximize the amount of, repayment of the Loans and other   obligations of the Loan Parties hereunder and under the other Loan Documents or (z) to pay   any other amount chargeable to or required to be paid by the Borrowers pursuant to the terms   of this Agreement, including payments of reimbursable expenses and other sums payable under   the Loan Documents, and that the Borrowers shall have no right to require that any Agent   Advances be made.   Each Borrower agrees that, upon the request to the Administrative Agent(d)   by any Revolving Credit Lender made on or prior to the Closing Date or in connection with   any assignment pursuant to Subsection 11.6(b), in order to evidence such Lender’s Revolving   Credit Loans, such Borrower will execute and deliver to such Lender a promissory note   substantially in the form of Exhibit A-1 hereto (each, as amended, restated, supplemented,   replaced or otherwise modified from time to time, a “Revolving Credit Note”), with   appropriate insertions as to payee, date and principal amount, payable to such Lender and in a   principal amount equal to the aggregate unpaid principal amount of all Revolving Credit Loans   made by such Revolving Credit Lender to such Borrower. Each Revolving Credit Note shall   (i) be dated the Closing Date, (ii) be stated to mature on the Termination Date and   (iii) provide for the payment of interest in accordance with Subsection 4.1.   Each Borrower agrees that, upon the request to the Administrative Agent(e)   by any FILO Facility Lender made on or prior to the Seventh Amendment Effective Date or in   connection with any assignment pursuant to Subsection 11.6(b), in order to evidence such   126   10066032231008166793v315

Lender’s FILO Facility Revolving Credit Loans, such Borrower will execute and deliver to   such Lender a promissory note substantially in the form of Exhibit A-3 hereto (each, as   amended, restated, supplemented, replaced or otherwise modified from time to time, a “FILO   Revolving Credit Note”), with appropriate insertions as to payee, date and principal amount,   payable to such Lender and in a principal amount equal to the aggregate unpaid principal   amount of all FILO Facility Revolving Credit Loans made by such FILO Facility Lender to   such Borrower. Each FILO Revolving Credit Note shall (i) be dated the Seventh Amendment   Effective Date, (ii) be stated to mature on the Termination Date and (iii) provide for the   payment of interest in accordance with Subsection 4.1.   (e) Notwithstanding anything to the contrary contained herein, the parties(f)   acknowledge and agree that (i) the Canadian Borrowers shall not be jointly or jointly and   severally liable with the U.S. Borrowers for any liabilities or obligations of the U.S. Borrowers   hereunder and (ii) without derogation of any obligation of any U.S. Borrower under Section 2   or 3 of the U.S. Guarantee and Collateral Agreement in such U.S. Borrower’s capacity as a   “Guarantor” or “Grantor” (in each case as defined therein) thereunder, the U.S. Borrowers   shall not be jointly or jointly and severally liable with the Canadian Borrowers for any liabilities   or obligations of the Canadian Borrowers hereunder.   Procedure for Revolving Credit Borrowing. Each of the Borrowers may2.2   borrow under the Commitments on the Closing Date and the Parent Borrower and any   Subsidiary Borrower (or any of their permitted successors hereunder) may borrow under the   Commitments hereunder on any Business Day after the Closing Date during the Commitment   Period (or with respect to the FILO Facility, on any Business Day on and after the Seventh   Amendment Effective Date during the FILO Commitment Period), provided that the Borrower   Representative shall give the Administrative Agent irrevocable (in the case of any notice except   notice with respect to the initial Extension of Credit hereunder, which shall be irrevocable after   the funding) notice in substantially the form of Exhibit J-1 hereto or in such other form as may   be agreed between the Borrower Representative and the Administrative Agent (each, a   “Borrowing Request”) (which Borrowing Request must be received by the Administrative   Agent prior to (1) in the case of Daily Simple SOFR Rate Loans, Term SOFR Rate Loans,   Eurocurrency Loans, BA Equivalent Loans, ABR Loans or Canadian Prime Rate Loans to be   borrowed on the Closing Date, 12:00 P.M., New York City time (or such later time as may be   agreed by the Administrative Agent in its reasonable discretion), one Business Day prior to the   Closing Date, and (2) in all other cases, (a) 2:00 P.M., New York City time, at least three   Business Days (or such shorter period as may be agreed by the Administrative Agent in its   reasonable discretion) prior to the requested Borrowing Date, if all or any part of the requested   Revolving Credit Loans are to be initially Term SOFR Rate Loans, Eurocurrency Loans or BA   EquivalentDaily Simple SOFR Rate Loans, (b) 10:00 A.M., New York City time (or such later   time as may be agreed by the Administrative Agent in its reasonable discretion), on the   requested Borrowing Date, for ABR Loans or (c) 10:00 A.M., New York City time (or such   later time as may be agreed by the Administrative Agent in its reasonable discretion), one   Business Day prior to the requested Borrowing Date, for Canadian Prime Rate Loans)   specifying (i) the identity of a Borrower, (ii) the amount to be borrowed, (iii) the requested   Borrowing Date, (iv) whether the borrowing is to be in Dollars, a Designated Foreign   Currency or a combination thereof, (v) whether the borrowing is to be of Daily Simple SOFR   127   10066032231008166793v315
Rate Loans, Term SOFR Rate Loans, Eurocurrency Loans, BA Equivalent Loans, ABR Loans,   Canadian Prime Rate Loans or a combination thereof and (vi) if the borrowing is to be entirely   or partly of Term SOFR Rate Loans or Eurocurrency Loans or BA Equivalent Loans, the   respective amounts of each such Type of Loan and the respective lengths of the initial Interest   Period therefor. Each Borrowing shall be in an amount equal to, except any Loan to be used   solely to pay a like amount of outstanding Reimbursement Obligations or Swingline Loans, in   multiples (v) in the case of any Loan denominated in Dollars, $500,000 (or, if the   Commitments then available (as calculated in accordance with Subsection 2.1(a)) are less than   $500,000, such lesser amount) or a whole multiple of $100,000 in excess thereof, (w) in the   case of any Loan denominated in Canadian Dollars, C$500,000 (or, if the Commitments then   available (as calculated in accordance with Subsection 2.1(a)) are less than the Dollar   Equivalent of C$500,000, such lesser amount) or a whole multiple of C$100,000 in excess   thereof, (x) in the case of any Loan denominated in Euros, €500,000 (or, if the Commitments   then available (as calculated in accordance with Subsection 2.1(a)) are less than the Dollar   Equivalent of €500,000, such lesser amount) or a whole multiple of €100,000 in excess thereof   and (y) in the case of any Loan denominated in any other Designated Foreign Currency, in   such minimum amounts and multiples in excess thereof as the Borrower Representative and the   Administrative Agent may agree. Upon receipt of any such notice from the Borrower   Representative the Administrative Agent shall promptly notify each applicable Revolving Credit   Lender thereof. Subject to the satisfaction of the conditions precedent specified in Subsection   6.2 to the extent applicable (or in the case of the initial Extension of Credit on the Closing   Date, Subsection 6.1 or in the case of the initial Extensions of Credit to be made on the   Seventh Amendment Effective Date, Section 4 of the Seventh Amendment, as applicable), each   applicable Revolving Credit Lender will make the amount of its pro rata share of each   borrowing of Revolving Creditrequested Loans, available to the Administrative Agent for the   account of the Borrower identified in such notice at the office of the Administrative Agent   specified in Subsection 11.2 prior to 12:00 P.M. (or 9:00 A.M., in the case of the initial   borrowing hereunder), New York City time, or at such other office of the Administrative   Agent or at such other time as to which the Administrative Agent shall notify such Lender   reasonably in advance of the Borrowing Date with respect thereto, on the Borrowing Date   requested by such Borrower and in funds immediately available to the Administrative Agent.   To the extent of any Borrowing Request setting forth a concurrent borrowing of FILO Facility   Revolving Credit Loans and U.S. Facility Revolving Credit Loans, Loans will be deemed for   purposes of satisfaction of Section 2.1(a)(I)(vi) to be extended in respect of such request first   under the FILO Facility until availability under the FILO Facility does not exceed $0 and   thereafter under the U.S. Facility.   Termination or Reduction of Commitments.2.3   The Borrower Representative (on behalf of itself and each other(a)   applicable U.S. Borrower) shall have the right, upon not less than three Business Days’ (or   such shorter period as may be agreed by the Administrative Agent in its reasonable discretion)   notice to the Administrative Agent (who will promptly notify the Lenders), to terminate the   U.S. Facility Commitments or, from time to time, to reduce the amount of the U.S. Facility   Commitments; provided that no such termination or reduction shall be permitted if, after giving   effect thereto and to any prepayments of the U.S. Facility Revolving Credit Loans and   128   10066032231008166793v315
Swingline Loans made on the effective date thereof, the aggregate principal amount of the U.S.   Facility Revolving Credit Loans and Swingline Loans then outstanding, when added to the sum   of the then outstanding U.S. Facility L/C Obligations, would exceed the U.S. Facility   Commitments then in effect and provided, further, that any such notice of termination delivered   by the Borrower Representative may state that such notice is conditioned upon the occurrence   or non-occurrence of any event specified therein (including the effectiveness of other credit   facilities), in which case such notice may be revoked by the Borrower Representative (by   written notice to the Administrative Agent on or prior to the specified effective date) if such   condition is not satisfied. Any such reduction shall be in an amount equal to $5,000,000 or a   whole multiple of $1,000,000 in excess thereof and shall reduce permanently the applicable   Revolving Credit Commitments then in effect.   The Borrower Representative (on behalf of itself and each other(b)   applicable Borrower) shall have the right, upon not less than three Business Days’ (or such   shorter period as may be agreed by the Administrative Agent in its reasonable discretion)   notice to the Administrative Agent (who will promptly notify the Lenders), to terminate the   Canadian Facility Commitments or, from time to time, to reduce the amount of the Canadian   Facility Commitments; provided that no such termination or reduction shall be permitted if,   after giving effect thereto and to any prepayments of the Canadian Facility Revolving Credit   Loans made on the effective date thereof, the aggregate principal amount of the Canadian   Facility Revolving Credit Loans then outstanding, when added to the sum of the then   outstanding Canadian Facility L/C Obligations, would exceed the Canadian Facility   Commitments then in effect and provided, further, that any such notice of termination delivered   by the Borrower Representative may state that such notice is conditioned upon the occurrence   or non-occurrence of any event specified therein (including the effectiveness of other credit   facilities), in which case such notice may be revoked by the Borrower Representative (by   written notice to the Administrative Agent on or prior to the specified effective date) if such   condition is not satisfied. Any such reduction shall be in an amount equal to $5,000,000 or a   whole multiple of $1,000,000 in excess thereof and shall reduce permanently the applicable   Revolving Credit Commitments then in effect.   The Borrower Representative (on behalf of itself and each other(c)   applicable U.S. Borrower) shall have the right, upon not less than three Business Days’ (or   such shorter period as may be agreed by the Administrative Agent in its reasonable discretion)   notice to the Administrative Agent (who will promptly notify the Lenders), to terminate the   FILO Facility Commitments or, from time to time, to reduce the amount of the FILO Facility   Commitments; provided that no such termination or reduction shall be permitted if (i) there are   any U.S. Facility Revolving Credit Loans or Reimbursement Obligations outstanding under the   U.S. Facility (other than such Loans or Reimbursement Obligations being prepaid in full   concurrently with any such termination or reduction of FILO Facility Commitments) or (ii)   after giving effect thereto and to any prepayments of the FILO Facility Revolving Credit Loans   made on the effective date thereof, the aggregate principal amount of the FILO Facility   Revolving Credit Loans then outstanding would exceed the aggregate FILO Facility   Commitments then in effect and provided, further, that any such notice of termination delivered   by the Borrower Representative may state that such notice is conditioned upon the occurrence   or non-occurrence of any event specified therein (including the effectiveness of other credit   129   10066032231008166793v315
facilities), in which case such notice may be revoked by the Borrower Representative (by   written notice to the Administrative Agent on or prior to the specified effective date) if such   condition is not satisfied. Any such reduction shall be in an amount equal to $5,000,000 or a   whole multiple of $1,000,000 in excess thereof and shall reduce permanently the applicable   FILO Facility Commitments then in effect.   Swingline Commitments.2.4   Subject to the terms and conditions hereof, the Swingline Lender agrees(a)   to make swingline loans (individually, a “Swingline Loan”; collectively, the “Swingline Loans”)   to any of the U.S. Borrowers from time to time during the Commitment Period in an aggregate   principal amount at any one time outstanding not to exceed $25,000,000; provided that at no   time may (1) the then outstanding Aggregate U.S. Borrower U.S. Facility Credit Extensions   exceed the applicable limitations set forth in Subsection 2.1(a)(I)(v) or (2) the Aggregate U.S.   Facility Lender Exposure exceed the Total U.S. Facility Commitment as then in effect (it being   understood and agreed that the Administrative Agent shall calculate the Dollar Equivalent of   the then outstanding Revolving Credit Loans in any Designated Foreign Currency on the date   the notice of borrowing of Swingline Loans is given for purposes of determining compliance   with this Subsection). Swingline Loans shall be made in minimum amounts of (x) at all times   when a Dominion Event is not in existence, $100,000 and (y) at all other times, there will be   no minimum amount. Amounts borrowed by any Borrower under this Subsection 2.4 may be   repaid and, through but excluding the Termination Date, reborrowed. All Swingline Loans   made to any U.S. Borrower shall be made in Dollars as ABR Loans, and shall not be entitled   to be converted into EurocurrencyDaily Simple SOFR Rate Loans or Term SOFR Rate Loans.   The Borrower Representative (on behalf of itself or any other U.S. Borrower as the case may   be), shall give the Swingline Lender irrevocable notice (which notice must be received by the   Swingline Lender prior to 1:00 P.M., New York City time, on the requested Borrowing Date)   specifying (1) the identity of a U.S. Borrower, (2) the amount of the requested Swingline Loan   and (3) that the Borrowing is to be denominated in Dollars and of ABR Loans. The proceeds   of the Swingline Loans will be made available by the Swingline Lender to the U.S. Borrower   identified in such notice at an office of the Swingline Lender by crediting the account of such   U.S. Borrower at such office with such proceeds in Dollars.   Each of the U.S. Borrowers agrees that, upon the request to the(b)   Administrative Agent by the Swingline Lender made on or prior to the Closing Date or in   connection with any assignment pursuant to Subsection 11.6(b), in order to evidence the   Swingline Loans such U.S. Borrower will execute and deliver to the Swingline Lender a   promissory note substantially in the form of Exhibit A-2 hereto, with appropriate insertions (as   the same may be amended, restated, supplemented, replaced or otherwise modified from time   to time, the “Swingline Note”), payable to the Swingline Lender and representing the obligation   of such U.S. Borrower to pay the amount of the Swingline Commitment or, if less, the unpaid   principal amount of the Swingline Loans made to such U.S. Borrower, with interest thereon as   prescribed in Subsection 4.1. The Swingline Note shall (i) be dated the Closing Date, (ii) be   stated to mature on the Termination Date and (iii) provide for the payment of interest in   accordance with Subsection 4.1.   130   10066032231008166793v315

The Swingline Lender, at any time in its sole and absolute discretion(c)   may, on behalf of the U.S. Borrower to which the Swingline Loan has been made (which   hereby irrevocably directs and authorizes such Swingline Lender to act on its behalf), request   (provided that such request shall be deemed to have been automatically made upon the   occurrence of an Event of Default under Subsection 9.1(f)) each U.S. Facility Lender, including   the Swingline Lender, to make a U.S. Facility Revolving Credit Loan as an ABR Loan in an   amount equal to such U.S. Facility Lender’s U.S. Facility Commitment Percentage of the   principal amount of all Swingline Loans made in Dollars (each, a “Mandatory Revolving Credit   Loan Borrowing”) in an amount equal to such U.S. Facility Lender’s U.S. Facility Commitment   Percentage of the principal amount of all of the Swingline Loans (collectively, the “Refunded   Swingline Loans”) outstanding on the date such notice is given; provided that the provisions of   this Subsection 2.4 shall not affect the obligations of any U.S. Borrower to prepay Swingline   Loans in accordance with the provisions of Subsection 4.4(c). Unless the U.S. Facility   Commitments shall have expired or terminated (in which event the procedures of clause (d) of   this Subsection 2.4 shall apply), each U.S. Facility Lender hereby agrees to make the proceeds   of its U.S. Facility Revolving Credit Loan (including any EurocurrencyDaily Simple SOFR Rate   Loan or Term SOFR Rate Loan) available to the Administrative Agent for the account of the   Swingline Lender at the office of the Administrative Agent prior to 11:00 A.M., New York   City time, in funds immediately available on the Business Day next succeeding the date such   notice is given notwithstanding (i) that the amount of the Mandatory Revolving Credit Loan   Borrowing may not comply with the minimum amount for Revolving Credit Loans otherwise   required hereunder, (ii) whether any conditions specified in Section 6 are then satisfied,   (iii) whether a Default or an Event of Default then exists, (iv) the date of such Mandatory   Revolving Credit Loan Borrowing and (v) the amount of the U.S. Facility Commitment of   such, or any other, U.S. Facility Lender at such time. The proceeds of such U.S. Facility   Revolving Credit Loans (including any EurocurrencyDaily Simple SOFR Rate Loan or Term   SOFR Rate Loan) shall be immediately applied to repay the Refunded Swingline Loans.   If the U.S. Facility Commitments shall expire or terminate at any time(d)   while Swingline Loans are outstanding, each U.S. Facility Lender shall, at the option of the   Swingline Lender, exercised reasonably, either (i) notwithstanding the expiration or termination   of the U.S. Facility Commitments, make a U.S. Facility Revolving Credit Loan denominated in   Dollars and as an ABR Loan (which U.S. Facility Revolving Credit Loan shall be deemed a   “U.S. Facility Revolving Credit Loan” for all purposes of this Agreement and the other Loan   Documents) or (ii) purchase an undivided participating interest in such Swingline Loans, in   either case in an amount equal to such U.S. Facility Lender’s U.S. Facility Commitment   Percentage determined on the date of, and immediately prior to, expiration or termination of   the U.S. Facility Commitments of the aggregate principal amount of such Swingline Loans;   provided that in the event that any Mandatory Revolving Credit Loan Borrowing cannot for   any reason be made on the date otherwise required above (including as a result of the   commencement of a proceeding under any domestic or foreign bankruptcy, reorganization,   dissolution, insolvency, receivership, administration or liquidation or similar law with respect to   any U.S. Borrower), then each U.S. Facility Lender hereby agrees that it shall forthwith   purchase (as of the date the Mandatory Revolving Credit Loan Borrowing would otherwise   have occurred, but adjusted for any payments received from such U.S. Borrower on or after   such date and prior to such purchase) from the Swingline Lender such participations in such   131   10066032231008166793v315
outstanding Swingline Loans as shall be necessary to cause such U.S. Facility Lenders to share   in such Swingline Loans ratably based upon their respective U.S. Facility Commitment   Percentages, provided, further, that (x) all interest payable on the Swingline Loans shall be for   the account of the Swingline Lender until the date as of which the respective participation is   required to be purchased and, to the extent attributable to the purchased participation, shall be   payable to the participant from and after such date and (y) at the time any purchase of   participations pursuant to this sentence is actually made, the purchasing U.S. Facility Lender   shall be required to pay the Swingline Lender interest on the principal amount of the   participation purchased for each day from and including the day upon which the Mandatory   Revolving Credit Loan Borrowing would otherwise have occurred to but excluding the date of   payment for such participation, at the rate otherwise applicable to U.S. Facility Revolving   Credit Loans made as ABR Loans. Each U.S. Facility Lender will make the proceeds of any   U.S. Facility Revolving Credit Loan made pursuant to the immediately preceding sentence   available to the Administrative Agent for the account of the Swingline Lender at the office of   the Administrative Agent prior to 11:00 A.M., New York City time, in Dollars in funds   immediately available on the Business Day next succeeding the date on which the U.S. Facility   Commitments expire or terminate. The proceeds of such U.S. Facility Revolving Credit Loans   shall be immediately applied to repay the Swingline Loans outstanding on the date of   termination or expiration of the U.S. Facility Commitments. In the event that the U.S. Facility   Lenders purchase undivided participating interests pursuant to the first sentence of this clause   (d), each U.S. Facility Lender shall immediately transfer to the Swingline Lender, in Dollars in   immediately available funds, the amount of its participation and upon receipt thereof the   Swingline Lender will deliver to such U.S. Facility Lender a Swingline Loan Participation   Certificate dated the date of receipt of such funds and in such amount.   Whenever, at any time after the Swingline Lender has received from any(e)   U.S. Facility Lender such U.S. Facility Lender’s participating interest in a Swingline Loan, the   Swingline Lender receives any payment on account thereof (whether directly from a Borrower   or otherwise, including proceeds of Collateral applied thereto by the Swingline Lender), or any   payment of interest on account thereof, the Swingline Lender will, if such payment is received   prior to 11:00 A.M., New York City time, on a Business Day, distribute to such U.S. Facility   Lender its pro rata share thereof prior to the end of such Business Day and otherwise, the   Swingline Lender will distribute such payment on the next succeeding Business Day   (appropriately adjusted, in the case of interest payments, to reflect the period of time during   which such U.S. Facility Lender’s participating interest was outstanding and funded); provided,   however, that in the event that such payment received by the Swingline Lender is required to   be returned, such U.S. Facility Lender will return to the Swingline Lender any portion thereof   previously distributed by the Swingline Lender to it.   Each U.S. Facility Lender’s obligation to make the U.S. Facility(f)   Revolving Credit Loans and to purchase participating interests with respect to Swingline Loans   in accordance with Subsections 2.4(c) and 2.4(d) shall be absolute and unconditional and shall   not be affected by any circumstance, including (i) any set-offsetoff, counterclaim, recoupment,   defense or other right that such U.S. Facility Lender or any of the Borrowers may have against   the Swingline Lender, any of the Borrowers or any other Person for any reason whatsoever;   (ii) the occurrence or continuance of a Default or an Event of Default; (iii) any adverse change   132   10066032231008166793v315
in condition (financial or otherwise) of any of the Borrowers; (iv) any breach of this Agreement   or any other Loan Document by any of the Borrowers, any other Loan Party or any other U.S.   Facility Lender; (v) any inability of any of the Borrowers to satisfy the conditions precedent to   borrowing set forth in this Agreement on the date upon which such U.S. Facility Revolving   Credit Loan is to be made or participating interest is to be purchased or (vi) any other   circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.   Repayment of Loans.2.5   (I) Each U.S. Borrower hereby unconditionally promises to pay to the(a)   Administrative Agent in Dollars (or in the applicable Designated Foreign Currency, as the case   may be) for the account of: (i) each U.S. Facility Lender, each FILO Facility Lender or each   Canadian Facility Lender, as applicable, the then unpaid principal amount of each Revolving   Credit Loan or FILO Facility Revolving Credit Loan, as applicable, of such Lender made to   such U.S. Borrower, on the Termination Date (or such earlier date on which the Revolving   Credit Loans or FILO Facility Revolving Credit Loans, as applicable, become due and payable   pursuant to Section 9); and (ii) the Swingline Lender, the then unpaid principal amount of the   Swingline Loans made to such U.S. Borrower, on the Termination Date (or such earlier date   on which the Swingline Loans become due and payable pursuant to Section 9). Each U.S.   Borrower hereby further agrees to pay interest (which payments shall be in Dollars (or in the   applicable Designated Foreign Currency, as the case may be)) on the unpaid principal amount   of such Loans from time to time outstanding from the Closing Date until payment in full   thereof at the rates per annum, and on the dates, set forth in Subsection 4.1. (II) Each   Canadian Borrower hereby unconditionally promises to pay to the Administrative Agent in   Dollars (or in the applicable Designated Foreign Currency, as the case may be) for the account   of each Canadian Facility Lender, the then unpaid principal amount of each Canadian Facility   Revolving Credit Loan, of such Lender made to such Canadian Borrower, on the Termination   Date (or such earlier date on which the Canadian Facility Revolving Credit Loans become due   and payable pursuant to Section 9). Each Canadian Borrower hereby further agrees to pay   interest (which payments shall be in Dollars (or in the applicable Designated Foreign Currency,   as the case may be)) on the unpaid principal amount of such Loans from time to time   outstanding from the Closing Date until payment in full thereof at the rates per annum, and on   the dates, set forth in Subsection 4.1.   Each Lender (including the Swingline Lender) shall maintain in(b)   accordance with its usual practice an account or accounts evidencing indebtedness of each of   the Borrowers to such Lender resulting from each Loan of such Lender from time to time,   including the amounts of principal and interest payable and paid to such Lender from time to   time under this Agreement.   The Administrative Agent shall maintain the Register pursuant to(c)   Subsection 11.6(b), and a subaccount therein for each Lender, in which shall be recorded   (i) the amount of each Loan made hereunder, the Type thereof, the Borrowers to which such   Loan is made, each Interest Period, if any, applicable thereto and whether such Loans are U.S.   Facility Revolving Credit Loans, FILO Facility Revolving Credit Loan, Canadian Facility   Revolving Credit Loans or U.S. Facility Swingline Loans, (ii) the amount of any principal or   interest due and payable or to become due and payable from each of the Borrowers to each   133   10066032231008166793v315
applicable Lender hereunder and (iii) the amount of any sum received by the Administrative   Agent hereunder from each of the Borrowers and each applicable Lender’s share thereof.   The entries made in the Register and the accounts of each Lender(d)   maintained pursuant to Subsection 2.5(c) shall, to the extent permitted by applicable law, be   prima facie evidence of the existence and amounts of the obligations of each of the Borrowers   therein recorded; provided, however, that the failure of any Lender or the Administrative Agent   to maintain the Register or any such account, or any error therein, shall not in any manner   affect the obligation of any Borrower to repay (with applicable interest) the Loans made to   such Borrower by such Lender in accordance with the terms of this Agreement.   Incremental Facility.2.6   So long as no Specified Default exists or would arise therefrom, any(a)   Borrower shall have the right, at any time and from time to time after the Closing Date (i) to   increase the aggregate amount of the then outstanding Revolving Credit Commitments and/or   FILO Facility Commitments by requesting new Revolving Credit Commitments or FILO   Facility Commitments, as applicable, to be added to an existing Tranche of existing Revolving   Credit Commitments or FILO Facility Commitments, as applicable (the “Supplemental   Commitments”), (ii) to request new Revolving Credit Commitments under one or more new   revolving facilities to be included in this Agreement (the “Incremental Revolving   Commitments”) or (iii) to request one or more term loans (the “Incremental ABL Term Loans”   and together with the Supplemental Commitments and Incremental Revolving Commitments,   collectively, the “Incremental Facilities” and each, an “Incremental Facility”). Notwithstanding   anything to contrary herein, the principal amount of any Incremental Facility at the time such   Incremental Facility becomes effective shall not exceed the Available Incremental Amount at   such time. A Borrower may seek to obtain Incremental Facilities from existing Lenders or   other Persons, as applicable (each an “Incremental Facility Increase,” and each Person   extending, or Lender extending, Incremental Facilities, an “Additional Lender”), provided,   however, that (i) no Lender shall be obligated to provide an Incremental Facility Increase as a   result of any such request by any Borrower and (ii) any Additional Lender that is not an   existing Lender shall be subject to the approval of the Administrative Agent and, in the case of   any Incremental Revolving Commitments or Supplemental Commitments, if applicable, the   Swingline Lender and the Borrowers (each such approval not to be unreasonably withheld,   conditioned or delayed). Each Incremental Facility Increase shall be in a minimum aggregate   amount of at least the Dollar Equivalent of $10,000,000 and in integral multiples of at least the   Dollar Equivalent of $5,000,000 in excess thereof (or, in each case, in such lower minimum   amounts or multiples as agreed to by the Administrative Agent in its reasonable discretion).   Any Incremental Facility Increase may be denominated in Dollars or any Designated Foreign   Currency.   (i) Any Incremental ABL Term Loans (A) may not be guaranteed by any(b)   Subsidiaries of the Parent Borrower other than the Guarantors and shall rank pari passu (or, at   the option of the Borrower Representative, junior) in right of (x) priority with respect to the   Collateral and (y) payment with respect to the Obligations in respect of the Revolving Credit   Commitments and any existing Incremental ABL Term Loans, (B) shall be part of, and count   against, the Borrowing Base, (C) shall not have a final maturity that is earlier than the   134   10066032231008166793v315

Termination Date, (D) shall not amortize at a rate greater than 1.0% per annum, (E) for   purposes of prepayments, shall be treated no more favorably than the Loans, (F) may not be   secured by any Collateral or other assets of any Loan Party that do not also secure the Loans   and (G) shall otherwise be on terms as are reasonably satisfactory to the Administrative Agent.   Any Supplemental Commitments (A) may not be guaranteed by(ii)   any Subsidiaries of the Parent Borrower other than the Guarantors and shall   rank pari passu in right of (x) priority with respect to the Collateral and   (y) payment with respect to the Obligations in respect of the Revolving Credit   Commitments in effect prior to the applicable Incremental Commitment Effective   Date and any existing Incremental ABL Term Loans (or in the case of any   Supplemental Commitments in respect of the FILO Facility Commitments, such   Supplemental Commitments shall rank pari passu in right of payment with   respect to the Obligations in respect of the FILO Facility Commitments in effect   prior to the applicable Incremental Commitment Effective Date) and (B) shall be   on terms and pursuant to the documentation applicable to the Tranche of the   existing Revolving Credit Commitments that they are increasing (or in the case   of any Supplemental Commitments in respect of the FILO Facility   Commitments, such Supplemental Commitments shall be on terms and pursuant   to the documentation applicable to the Tranche of existing FILO Facility   Commitments that they are increasing); provided that the Applicable   Commitment Fee Rate and Applicable Margin relating to the Supplemental   Commitments may exceed the Applicable Commitment Fee Rate and Applicable   Margin relating to the Tranche of existing Revolving Credit Commitments or   FILO Facility Commitments, as applicable, that they are increasing in effect prior   to the Incremental Commitment Effective Date so long as the Applicable   Commitment Fee Rate and Applicable Margins relating to all Revolving Credit   Loans or FILO Facility Revolving Credit Loans, as applicable) of such Tranche   shall be adjusted to be equal to the Applicable Commitment Fee Rate and   Applicable Margin payable to the Lenders providing such Supplemental   Commitments.   Any Incremental Revolving Commitments (A) may not be(iii)   guaranteed by any Subsidiaries of the Parent Borrower other than the   Guarantors and shall rank pari passu (or, at the option of the Borrower   Representative, junior) in right of (x) priority with respect to the Collateral and   (y) payment with respect to the Obligations in respect of the Revolving Credit   Commitments and any existing Incremental ABL Term Loans, (B) shall not have   a final maturity that is earlier than the Termination Date, (C) for purposes of   prepayments, shall be treated no more favorably than the Revolving Credit   Loans, (D) may not be secured by any Collateral or other assets of any Loan   Party that do not also secure the Loans, (E) shall have interest rate margins and   commitment fees determined by the Borrower Representative and the applicable   Additional Lenders (which, for the avoidance of doubt, shall not require any   adjustment to the Applicable Margin of other Loans pursuant to clause (ii)   135   10066032231008166793v315
above) and (F) shall otherwise be on terms as are reasonably satisfactory to the   Administrative Agent.   The Incremental Facilities may be in the form of a separate “first-(iv)   in, last-out” tranche (the “FILO Tranche”) with a separate borrowing base   against the ABL Priority Collateral and interest rate margins in each case to be   agreed upon (which, for the avoidance of doubt, shall not require any   adjustment to the Applicable Margin of other Loans pursuant to clause (ii)   above) among the Borrower Representative, the Administrative Agent and the   Lenders providing the FILO Tranche so long as (1) any loans under the FILO   Tranche may not be guaranteed by any Subsidiaries of the Parent Borrower   other than the Guarantors and shall rank pari passu (or, at the option of the   Borrower Representative, junior) in right of priority with respect to the   Collateral; (2) if availability under the FILO Tranche exceeds $0, any Extension   of Credit under the Revolving Credit Facility thereafter requested shall be made   first under the FILO Facility until availability thereunder does not exceed $0 and   thereafter, under such other FILO Tranche until thesuch other FILO Tranche   availability no longer exceeds $0; (3) as between (x) the Revolving Credit   Facility (other than the FILO Tranche), the Incremental ABL Term Loans   (unless otherwise agreed in writing between the Administrative Agent and any   Additional ABL Agent) and the Designated Hedging Agreements and   Designated Cash Management Agreements and, (y) the FILO Facility and (z) the   FILO Tranche, all proceeds from the liquidation or other realization of the   Collateral (including ABL Priority Collateral) shall be applied, first to obligations   owing under, or with respect to, the Revolving Credit Facility (other than the   FILO Facility or such other FILO Tranche), the Incremental ABL Term Loans   (unless otherwise agreed in writing between the Administrative Agent and any   Additional ABL Agent) and such Designated Hedging Agreements and   Designated Cash Management Agreements and, second to the FILO Facility and   third, to such other FILO Tranche; (4) no Borrower may prepay Revolving   Credit Loans under thesuch other FILO Tranche or terminate or reduce the   commitments in respect thereof at any time that other Revolving Credit Loans   and/or Reimbursement Obligations (unless cash collateralized or otherwise   provided for in a manner reasonably satisfactory to the Administrative Agent) or,   Incremental ABL Term Loans (unless otherwise agreed in writing between the   Administrative Agent and any Additional ABL Agent) or FILO Facility   Revolving Credit Loans are outstanding; (5) the Required Lenders (calculated as   including Lenders under the Incremental Facilities and the FILO Tranche) shall,   subject to the terms of the ABL/Cash Flow Intercreditor Agreement, control   exercise of remedies in respect of the Collateral and, (6) no changes affecting   the priority status of the Revolving Credit Facility (other than the FILO Facility   and such FILO Tranche) or, the Incremental ABL Term Loans (unless otherwise   agreed in writing between the Administrative Agent and any Additional ABL   Agent) vis-à-visor the FILO Facility vis-à-vis such other FILO Tranche may be   made without the consent of the Required Lenders under the Revolving Credit   Facility and/or Required FILO Lenders, as applicable, other than such changes   136   10066032231008166793v315
which affect only thesuch other FILO Tranche, or only the Incremental ABL   Term Loans, as the case may be. and (7) the FILO Tranche shall otherwise be   on terms (including with respect to any changes or modifications to the   requirements set forth in clauses (1) through (6) above) as are reasonably   satisfactory to the Administrative Agent and evidenced in the definitive   documentation for such FILO Tranche   No Incremental Facility Increase shall become effective unless and until(c)   each of the following conditions have been satisfied:   (i) The Borrower Representative, the Administrative Agent, and(v)   any Additional Lender shall have executed and delivered a joinder to the Loan   Documents (“Lender Joinder Agreement”) in substantially the form of Exhibit L   hereto or in such other form as may be appropriate in the opinion of the   Borrower Representative and the Administrative Agent;   (ii) The Borrowers shall have paid such fees and other(vi)   compensation to the Additional Lenders as the Borrower Representative and   such Additional Lenders shall agree;   (iii) The Borrower Representative shall deliver to the(vii)   Administrative Agent and the Lenders an opinion or opinions, in form and   substance reasonably satisfactory to the Administrative Agent from counsel to   the Borrower Representative reasonably satisfactory to the Administrative Agent   and dated such date;   (iv) (A) A Revolving Credit Note (to the extent requested) will(viii)   be issued at the applicable Borrowers’ expense, to each such Additional Lender,   to be in conformity with requirements of Subsection 2.1(d) (with appropriate   modification) to the extent necessary to reflect the new Revolving Credit   Commitment of each Additional Lender; and (B) a FILO Revolving Credit Note   (to the extent requested) will be issued at the applicable Borrowers’ expense, to   each such Additional Lender, to be in conformity with requirements of   Subsection 2.1(e) (with appropriate modification) to the extent necessary to   reflect the increase in FILO Facility Commitments of each Additional Lender;   (v) The Borrower Representative shall deliver a certificate(ix)   certifying that (A) (x) in the case of a Limited Condition Transaction, the   Specified Representations or, (y) in the case of the Incremental Facility Increases   under the Seventh Amendment, the Camelot Specified Representations (as   defined in the Seventh Amendment) or (z) in all other cases, the representations   and warranties made by the Parent Borrower and its Restricted Subsidiaries   contained herein and in the other Loan Documents are true and correct in all   material respects on and as of the applicable Incremental Commitment Effective   Date, except to the extent that such representations and warranties specifically   refer to an earlier date, in which case they are true and correct in all material   137   10066032231008166793v315
respects as of such earlier date, and (B) no Specified Default has occurred and   is continuing; and   (vi) The applicable Borrowers and Additional Lenders shall have(x)   delivered such other instruments, documents and agreements as the   Administrative Agent may reasonably have requested in order to effectuate the   documentation of the foregoing.   (i) In the case of any Incremental Facility Increase constituting(d)   Supplemental Commitments or Incremental Revolving Commitments, the Administrative Agent   shall promptly notify each Lender as to the effectiveness of such Incremental Facility Increase   (with each date of such effectiveness being referred to herein as an “Incremental Commitment   Effective Date”), and at such time (i) the Commitments under, and for all purposes of, this   Agreement shall be increased by the aggregate amount of such Supplemental Commitments or   Incremental Revolving Commitments, (ii) Schedule A shall be deemed modified, without further   action, to reflect the revised Commitments and Commitment Percentages of the Lenders, and   (iii) this Agreement shall be deemed amended, without further action, to the extent necessary   to reflect any such Supplemental Commitments or Incremental Revolving Commitments.   In the case of any Incremental Facility Increase, the(ii)   Administrative Agent, the Additional Lenders and the Borrowers agree to enter   into any amendment required to incorporate the addition of the Incremental   Facilities, the pricing of the Incremental Facilities, the maturity date of the   Incremental Facilities and such other amendments as may be necessary or   appropriate in the reasonable opinion of the Administrative Agent and the   Borrowers in connection therewith. The Lenders hereby irrevocably authorize   the Administrative Agent to enter into such amendments.   In connection with the Incremental Facility Increases constituting(e)   Supplemental Commitments, the Lenders and the Borrowers agree that, notwithstanding   anything to the contrary in this Agreement, (i) the applicable Borrowers shall, in coordination   with the Administrative Agent, (x) repay applicable outstanding Revolving Credit Loans or   FILO Facility Revolving Credit Loans, as applicable, under the applicable Tranche of certain   Lenders, and obtain applicable Revolving Credit Loans or FILO Facility Revolving Credit   Loans, as applicable, under the applicable Tranche from certain other Lenders (including the   Additional Lenders), or (y) take such other actions as reasonably may be required by the   Administrative Agent to the extent necessary so that the Lenders effectively participate in each   of the outstanding Revolving Credit Loans or FILO Facility Revolving Credit Loans under the   applicable Tranche, as applicable, pro rata on the basis of their Commitment Percentages   (determined after giving effect to any increase in the Commitments pursuant to this Subsection   2.6), and (ii) the applicable Borrowers shall pay to the Lenders any costs of the type referred   to in Subsection 4.12 in connection with any repayment and/orof Revolving Credit Loans or   FILO Facility Revolving Credit Loans, as applicable, required pursuant to the preceding clause   (i). Without limiting the obligations of the Borrowers provided for in this Subsection 2.6, the   Administrative Agent and the Lenders agree that they will use commercially reasonable efforts   to attempt to minimize the costs of the type referred to in Subsection 4.12 which the   138   10066032231008166793v315

Borrowers would otherwise incur in connection with the implementation of an increase in the   Commitments.   Refinancing Amendments. (a) So long as no Specified Default exists or2.7   would arise therefrom, at any time after the Closing Date, the Borrowers may obtain, from any   Lender, any Additional Lender or any other Person, Credit Agreement Refinancing   Indebtedness in respect of theany Facility (which for purposes of this clause (a) will be deemed   to include any then outstanding (w) Other ABL Term Loans, (x) Incremental ABL Term   Loans, (y) Other Revolving Credit Loans and (z) Loans provided against the Supplemental   Commitments and Incremental Revolving Commitments, but will exclude the commitments in   respect of the FILO Facility and any other FILO Tranche unless (1) the Loans comprising the   FILO Facility or such other FILO Tranche are the only Loans outstanding and (2) the   Revolving Credit Commitments for the Revolving Credit Facility (for the avoidance of doubt,   excluding the FILO Facility or such other FILO Tranche) have been terminated) in the form of   (i) one or more Other ABL Term Loans or Other ABL Term Commitments, (ii) in the case of   the refinancing of Revolving Credit Commitments, Revolving Credit Loans or one or more   Other Revolving Credit Loans or Other Revolving Credit Commitments, or (iii) in the case of   the refinancing of the FILO Facility or any other FILO Tranche, a new “first-in, last-out”   trancheOther FILO Commitments or Other FILO Loans, as the case may be, in each case   pursuant to a Refinancing Amendment; provided that any Person (other than an existing Lender   or an Additional Lender) providing such Credit Agreement Refinancing Indebtedness shall be   subject to the approval of the Administrative Agent and, in the case of anyin the form of (A)   Other Revolving Credit Loans or Other Revolving Credit Commitments, shall be subject to the   approval of the Administrative Agent, the Swingline Lender and the Borrowers (each such   approval not to be unreasonably withheld, conditioned or delayed), or (B) Other ABL Term   Loans, Other ABL Term Commitments, Other FILO Commitments or Other FILO Loans shall   be subject to the approval of the Administrative Agent and the Borrowers (each such approval   not to be unreasonably withheld, conditioned or delayed). Each Tranche of Credit Agreement   Refinancing Indebtedness incurred under this Subsection 2.7 shall be in an aggregate principal   amount that is (x) not less than the Dollar Equivalent of $10,000,000 and (y) in integral   multiples of the Dollar Equivalent of $5,000,000 in excess thereof (or, in each case, in such   lower minimum amounts or multiples as agreed to by the Administrative Agent in its   reasonable discretion).   The effectiveness of any Refinancing Amendment shall be subject to the(b)   satisfaction on the date thereof of each of the conditions set forth in Subsection 6.2(a) and   6.2(b) and, to the extent reasonably requested by the Administrative Agent, receipt by the   Administrative Agent of legal opinions, board resolutions, officers’ certificates and/or   reaffirmation agreements substantially consistent with those delivered on the Closing Date   under Subsection 6.1 (other than changes to such legal opinions resulting from a change in law,   change in fact or change to counsel’s form of opinion). Any Refinancing Amendment may   provide for the issuance of Letters of Credit for the account of any Borrower, or the provision   to the Borrowers of Swingline Loans, pursuant to any Other Revolving Credit Commitments   established thereby, in each case on terms substantially equivalent to the terms applicable to   Letters of Credit and Swingline Loans under the Revolving Credit Commitments.   139   10066032231008166793v315
The Administrative Agent shall promptly notify each Lender as to the(c)   effectiveness of each Refinancing Amendment. Each of the parties hereto hereby agrees that,   upon the effectiveness of any Refinancing Amendment, this Agreement shall be deemed   amended to the extent (but only to the extent) necessary to reflect the existence and terms of   the Credit Agreement Refinancing Indebtedness incurred pursuant thereto (including any   amendments necessary to treat the Loans and Commitments subject thereto as Other ABL   Term Loans, Other Revolving Credit Loans, Other Revolving Credit Commitments and/or,   Other ABL Term Commitments, Other FILO Commitments and/or Other FILO Loans). The   Lenders hereby irrevocably authorize the Administrative Agent to enter into any Refinancing   Amendment to effect such amendments to this Agreement and the other Loan Documents and   such technical amendments as may be necessary or appropriate, in the reasonable opinion of   the Administrative Agent and the Borrower Representative, to effect the provisions of this   Subsection 2.7. In addition, if so provided in the relevant Refinancing Amendment and with   the consent of each Issuing Lender, participations in Letters of Credit expiring on or after the   Termination Date shall be partially or entirely reallocated from Lenders holding applicable   Commitments to Lenders holding extended revolving commitments in accordance with the   terms of such Refinancing Amendment; provided, however, that such participation interests   shall, upon receipt thereof by the relevant Lenders holding applicable Commitments, be deemed   to be participation interests in respect of such Commitments and the terms of such participation   interests (including the commission applicable thereto) shall be adjusted accordingly.   Extension of Commitments. (a) Notwithstanding anything to the2.8   contrary in this Agreement, pursuant to one or more offers (each, an “Extension Offer”) made   from time to time by the Borrower Representative to all Revolving Credit Lenders of   Revolving Credit Commitments with a like maturity date, all FILO Facility Lenders of FILO   Facility Commitments with a like maturity date or all lenders with ABL Term Loans with a like   maturity date, in each case on a pro rata basis (based on the aggregate outstanding principal   amount of the applicable Commitments or ABL Term Loans, as applicable) and on the same   terms to each such Lender, the Borrowers are hereby permitted to consummate from time to   time transactions with individual Lenders that accept the terms contained in such Extension   Offers to extend the maturity date of each such Lender’s applicable Commitments or ABL   Term Loans, as applicable, and otherwise modify the terms of such applicable Commitments or   ABL Term Loans, as applicable, pursuant to the terms of the relevant Extension Offer   (including by increasing the interest rate or fees payable in respect of, or changing the   amortization or prepayment provisions of, such applicable Commitments (and related   outstandings) or ABL Term Loans, as applicable) (each, an “Extension”, and each group of   Commitments or ABL Term Loans, as applicable, as so extended, as well as the original   applicable Commitments or ABL Term Loans (not so extended), as applicable, being a   “tranche”; any Extended Revolving Commitments shall constitute a separate tranche of   Commitments from the tranche of Commitments from which they were converted and any   Extended ABL Term Loans shall constitute a separate tranche of ABL Term Loans from the   tranche of ABL Term Loans from which they were converted), so long as the following terms   are satisfied: (i) except as to interest rates, fees, final maturity, amortization and prepayment   provisions (which shall be determined by the Borrower Representative and set forth in the   relevant Extension Offer), (x) the Commitment of any Revolving Credit Lender that agrees to   an extension with respect to such Commitment (an “Extending Revolving Credit Lender”)   140   10066032231008166793v315
extended pursuant to an Extension (an “Extended Revolving Commitment”), and the related   outstandings, shall be a Commitment (or related outstandings, as the case may be) with the   same terms as the original Commitment (and related outstandings) so extended and (y) the   ABL Term Loans of any Lender that agrees to an extension with respect to such ABL Term   Loans (an “Extending ABL Term Lender” and together with any Extending Revolving Credit   Lender, if any, collectively, “Extending Lenders”) pursuant to an Extension (“Extended ABL   Term Loans”) shall have the same terms as the original ABL Term Loans so extended;   provided that (x) subject to the provisions of Section 3 and Subsection 2.4 to the extent   dealing with Letters of Credit and Swingline Loans which mature or expire after a maturity   date when there exist Extended Revolving Commitments with a longer maturity date, all such   Letters of Credit and Swingline Loans shall be participated in on a pro rata basis by all Lenders   with applicable Revolving Credit Commitments in accordance with their Commitment   Percentage, of thesuch Commitments and all borrowings under the applicable Commitments   and repayments thereunder shall be made on a pro rata basis (except for (A) payments of   interest and fees at different rates on Extended Revolving Commitments (and related   outstandings) and (B) repayments required upon the maturity date of the non-extending   Commitments) and (y) at no time shall there be Commitments hereunder (including Extended   Revolving Commitments and any original Commitments) which have more than two different   maturity dates, unless otherwise agreed by the Administrative Agent and the Borrower   Representative (including agreements as to additional administrative fees to be paid by the   Borrowers), and (ii) any applicable Minimum Extension Condition shall be satisfied unless   waived by the Borrowers.   With respect to all Extensions consummated by the Borrowers pursuant(b)   to this Subsection 2.8, (i) such Extensions shall not constitute optional or mandatory payments   or prepayments for purposes of Subsection 4.4 and (ii) no Extension Offer is required to be in   any minimum amount or any minimum increment, provided that the Borrower Representative   may at its election specify as a condition (a “Minimum Extension Condition”) to consummating   any such Extension that a minimum amount (to be determined and specified in the relevant   Extension Offer in the Borrower Representative’s sole discretion and which may be waived by   the Borrower Representative) of the applicable Commitments or ABL Term Loans, as   applicable, of any or all applicable Tranches be extended. The Administrative Agent and the   Lenders hereby consent to the transactions contemplated by this Subsection 2.8 (including, for   the avoidance of doubt, payment of any interest, fees or premium in respect of any Extended   Revolving Commitments or Extended ABL Term Loans, as applicable, on such terms as may   be set forth in the relevant Extension Offer) and hereby waive the requirements of any   provision of this Agreement (including Subsections 4.4 and 4.8) or any other Loan Document   that may otherwise prohibit any such Extension or any other transaction contemplated by this   Subsection 2.8.   No consent of any Lender or the Administrative Agent shall be required(c)   to effectuate any Extension, other than (A) the consent of each Lender agreeing to such   Extension with respect to its Commitments or ABL Term Loans (or a portion thereof) and   (B) with respect to any Extension of the Revolving Credit Commitments, the consent of each   Issuing Lender and the Swingline Lender, which consent shall not be unreasonably withheld,   conditioned or delayed. All Extended Revolving Commitments and Extended ABL Term   141   10066032231008166793v315
Loans and all obligations in respect thereof shall be Obligations under this Agreement and the   other Loan Documents that are secured by the Collateral on a pari passu basis with all other   applicable Obligations under this Agreement and the other Loan Documents. The Lenders   hereby irrevocably authorize the Administrative Agent to enter into amendments to this   Agreement and the other Loan Documents with the Borrowers as may be necessary in order to   establish new tranches or sub-tranches in respect of Commitments or ABL Term Loans so   extended, permit the repayment of non-extending Loans on the Termination Date and such   technical amendments as may be necessary or appropriate in the reasonable opinion of the   Administrative Agent and the Borrower Representative in connection therewith, in each case on   terms consistent with this Subsection 2.8.   In connection with any Extension, the Borrower Representative shall(d)   provide the Administrative Agent at least five Business Days’ (or such shorter period as may   be agreed by the Administrative Agent in its reasonable discretion) prior written notice thereof,   and shall agree to such procedures (including regarding timing, rounding and other adjustments   and to ensure reasonable administrative management of the credit facilities hereunder after such   Extension), if any, as may be established by, or acceptable to, the Administrative Agent, in   each case acting reasonably to accomplish the purposes of this Subsection 2.8.   Following any Extension, with the consent of the Borrower(e)   Representative, any Non-Extending Lender may elect to have all or a portion of its applicable   existing Commitments or ABL Term Loans deemed to be an Extended Revolving Commitment   or Extended ABL Term Loan, as applicable under the applicable extended tranche on any date   (each date, a “Designation Date”) prior to the maturity date or termination date, as applicable,   of such extended tranche; provided that (i) such Lender shall have provided written notice to   the Borrower Representative and the Administrative Agent at least 10 Business Days prior to   such Designation Date (or such shorter period as the Administrative Agent may agree in its   reasonable discretion) and (ii) no more than three Designation Dates may occur in any one-year   period without the written consent of the Administrative Agent. Following a Designation Date,   the existing Commitments or ABL Term Loans, as applicable, held by such Lender so elected   to be extended will be deemed to be an Extended Revolving Commitment or Extended ABL   Term Loan, as applicable, and any existing Commitments or ABL Term Loans, as applicable,   held by such Lender not elected to be extended, if any, shall continue to be existing   Commitments or ABL Term Loans, as applicable.   SECTION 3   Letters of Credit   L/C Commitment. (a) Subject to the terms and conditions hereof,3.1   (x) each U.S. Facility Issuing Lender, in reliance on the agreements of the other U.S. Facility   Lenders set forth in Subsection 3.4(a), agrees to issue U.S. Facility Letters of Credit and (y)   each Canadian Facility Issuing Lender, in reliance on the agreements of the other Canadian   Facility Lenders set forth in Subsection 3.4(a), agrees to issue Canadian Facility Letters of   Credit (the letters of credit issued on and after the Closing Date pursuant to this Section 3,   together with the Existing Letters of Credit, collectively, the “Letters of Credit”) for the   account of the applicable Borrower or (if required by the applicable Issuing Lender, so long as   142   10066032231008166793v315

a Borrower is a co-applicant and jointly and severally liable thereunder) any Restricted   Subsidiary on any Business Day during the Commitment Period but in no event later than the   fifth day prior to the Termination Date in such form as may be approved from time to time by   the Issuing Lender; provided that no Letter of Credit shall be issued if, after giving effect to   such issuance, (i) (x) in the case of U.S. Facility Letters of Credit, the Aggregate U.S.   Borrower U.S. Facility Credit Extensions would exceed the limitations set forth in Subsection   2.1(a)(I)(v), (y) in the case of Canadian Facility Letters of Credit issued to, or for the account   of, the U.S. Borrowers, the Aggregate U.S. Borrower Canadian Facility Credit Extensions   would exceed the applicable limitations set forth in Subsection 2.1(a)(II)(v) or (z) in the case   of Canadian Facility Letters of Credit issued to, or for the account of, the Canadian Borrowers,   the Aggregate Canadian Borrower Credit Extensions would exceed the applicable limitations   set forth in Subsection 2.1(a)(II)(vi), (ii) the L/C Obligations in respect of Letters of Credit   would exceed the Letter of Credit Sublimit, or (iii) (x) in the case of U.S. Facility Letters of   Credit, the Aggregate U.S. Facility Lender Exposure would exceed the Total U.S. Facility   Commitment as then in effect or (y) in the case of Canadian Facility Letters of Credit, the   Aggregate Canadian Facility Lender Exposure to exceed the Total Canadian Facility   Commitment as then in effect. Notwithstanding the foregoing, (A) no U.S. Facility Issuing   Lender shall be required to (but it may in its sole discretion) issue any U.S. Facility Letter of   Credit if the aggregate amount of U.S. Facility L/C Obligations attributable to such U.S.   Facility Issuing Lender would exceed its U.S. Facility L/C Commitment and (B) no Canadian   Facility Issuing Lender shall be required to (but it may in its sole discretion) issue any   Canadian Facility Letter of Credit if the aggregate amount of Canadian Facility L/C Obligations   attributable to such Canadian Facility Issuing Lender would exceed its Canadian Facility L/C   Commitment; provided that, if, as of the Closing Date, the principal amount of issued and   undrawn Existing Letters of Credit of an Issuing Lender exceed its U.S. Facility L/C   Commitment or Canadian Facility L/C Commitment, as applicable, such Existing Letters of   Credit shall be permitted until such time as such Existing Letters of Credit terminate in   accordance with their terms (it being understood and agreed that the Administrative Agent shall   calculate the Dollar Equivalent of the then outstanding Revolving Credit Loans in any   Designated Foreign Currency and the then outstanding L/C Obligations in respect of any   Letters of Credit denominated in any Designated Foreign Currency on the date on which the   Borrower Representative has given the Administrative Agent a L/C Request with respect to   any Letter of Credit for purposes of determining compliance with this Subsection 3.1(a)).   Each Letter of Credit shall be denominated in Dollars or a Designated(b)   Foreign Currency and shall be either (i) a standby letter of credit issued to support obligations   of the Parent Borrower or any of its Restricted Subsidiaries, contingent or otherwise, which   finance or otherwise arise in connection with the working capital and business needs of the   Parent Borrower or its Restricted Subsidiaries, and for general corporate purposes, of the   Parent Borrower or any of its Restricted Subsidiaries, or (ii) a commercial letter of credit in   respect of the purchase of goods or services by the Parent Borrower or any of its Restricted   Subsidiaries, and unless otherwise agreed by the applicable Issuing Lender and, in the case of   clause (B) below, the Administrative Agent, expire no later than the earlier of (A) one year   after its date of issuance and (B) the fifth Business Day prior to the Termination Date;   provided that, notwithstanding any extension of the Termination Date pursuant to   Subsection 2.8, unless otherwise agreed, no Issuing Lender shall be obligated to issue a Letter   143   10066032231008166793v315
of Credit that expires beyond the non-extended Termination Date; provided, further, that   (x) Barclays Bank PLC, Credit Suisse AG, Cayman Islands Branch, Deutsche Bank AG New   York Branch, Goldman Sachs Bank USA, Jefferies Finance LLC, Royal Bank of Canada and   UBS AG, Stamford Branch, each in their capacity as Issuing Lender, shall only be required to   issue letters of credit of the type referred to in immediately preceding clause (i) and (y)   Jefferies Finance LLC, in its capacity as an Issuing Lender, shall not be obligated to issue   Letters of Credit in any Designated Foreign Currency, in each case unless separately agreed   between such Issuing Lender (in its sole discretion) and the Borrower Representative.   Notwithstanding anything to the contrary in Subsection 3.1(b), if the(c)   Borrower Representative so requests in any L/C Request, the applicable Issuing Lender may, in   its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension   provisions (each, an “Auto-Extension L/C”); provided that any such Auto-Extension L/C must   permit the applicable Issuing Lender to prevent any such extension at least once in each 12-   month period (commencing with the date of issuance of such Letter of Credit) by giving prior   notice to the beneficiary thereof not later than a day in each such 12-month period to be   agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the   applicable Issuing Lender, the applicable Borrower shall not be required to make a specific   request to such Issuing Lender for any such extension. Once an Auto-Extension L/C has been   issued, the Lenders shall be deemed to have authorized (but may not require) the applicable   Issuing Lender to permit the extension of such Letter of Credit at any time to an extended   expiry date not later than the earlier of (i) one year from the date of such extension and (ii) the   fifth Business Day prior to the Termination Date; provided that such Issuing Lender shall have   no obligation to permit any such extension if (x) such Issuing Lender has determined that it   would have no obligation at such time to issue such Letter of Credit in its extended form under   the terms hereof (by reason of the provisions of Subsection 3.2(c) or otherwise), or (y) it has   received notice on or before the day that is two Business Days before the date which has been   agreed upon pursuant to the proviso of the first sentence of this clause (c), (1) from the   Administrative Agent that any Lender directly affected thereby has elected not to permit such   extension or (2) from the Administrative Agent, any Lender or Borrower that one or more of   the applicable conditions specified in Section 6 are not then satisfied, or that the issuance of   such Letter of Credit would violate Subsection 3.1.   (i) Each U.S. Facility Letter of Credit shall be deemed to constitute a(d)   utilization of the U.S. Facility Commitments and shall be participated in (as more fully   described in the following Subsection 3.4) by the U.S. Facility Lenders in accordance with their   respective U.S. Facility Commitment Percentages and (ii) each Canadian Facility Letter of   Credit shall be deemed to constitute a utilization of the Canadian Facility Commitments and   shall be participated in (as more fully described in the following Subsection 3.4) by the   Canadian Facility Lenders in accordance with their respective Canadian Facility Commitment   Percentages. All Letters of Credit issued hereunder shall be issued for the account of the   applicable Borrower or (if required by the applicable Issuing Lender, so long as a Borrower is   a co-applicant and jointly and severally liable thereunder) any Subsidiary.   Unless otherwise agreed by the applicable Issuing Lender and the(e)   Borrower Representative, each Letter of Credit shall be governed by, and shall be construed in   144   10066032231008166793v315
accordance with, the laws of the State of New York, and to the extent not prohibited by such   laws, the ISP shall apply to each standby Letter of Credit and the Uniform Customs shall apply   to each commercial Letter of Credit. The ISP shall not in any event apply to this Agreement.   Notwithstanding anything to the contrary in the foregoing, so long as the(f)   Borrower Representative shall have submitted the applicable L/C Request to such Issuing   Lender and the Administrative Agent no later than one Business Day prior to the Closing Date,   the Borrower Representative may request, and any Issuing Lender may issue, a Letter of Credit   on the Closing Date or on the Business Day immediately following the Closing Date in order   to backstop or replace letters of credit outstanding on the Closing Date under facilities no   longer available to the Atrium Business or the Ply Gem Business as of the Closing Date or on   the Business Day immediately following the Closing Date.   Procedure for Issuance of Letters of Credit. (a) Any Borrower may,3.2   from time to time during the Commitment Period but in no event later than the 30th day prior   to the Termination Date, request that an Issuing Lender issue a Letter of Credit by delivering   to such Issuing Lender and the Administrative Agent at its address for notices specified herein,   an L/C Request therefor in the form of Exhibit J-2 hereto (completed to the reasonable   satisfaction of such Issuing Lender), and such other certificates, documents and other papers   and information as such Issuing Lender may reasonably request. Each L/C Request shall   specify (i) whether the requested Letter of Credit is to be a U.S. Facility Letter of Credit or a   Canadian Facility Letter of Credit and (ii) the Designated Foreign Currency in which the   requested Letter of Credit is to be denominated (or specify that the requested Letter of Credit   is to be denominated in Dollars). Upon receipt of any L/C Request, such Issuing Lender will   process such L/C Request and the certificates, documents and other papers and information   delivered to it in connection therewith in accordance with its customary procedures and shall   promptly issue the Letter of Credit requested thereby (but in no event shall an Issuing Lender   be required, unless otherwise agreed to by such Issuing Lender, to issue any Letter of Credit   earlier than five Business Days after its receipt of the L/C Request therefor and all such other   certificates, documents and other papers and information relating thereto) by issuing the   original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by   such Issuing Lender and the applicable Borrower. The applicable Issuing Lender shall furnish a   copy of such Letter of Credit to the Borrower Representative promptly following the issuance   thereof. Upon the issuance of any Letter of Credit or amendment, renewal, extension or   modification to a Letter of Credit, the applicable Issuing Lender shall promptly notify the   Administrative Agent, who shall promptly notify each Lender, thereof, which notice shall   specify the amount of such Lender’s respective participation in such Letter of Credit pursuant   to Subsection 3.4. If the applicable Issuing Lender is not the same person as the   Administrative Agent, on the first Business Day of each calendar month, such Issuing Lender   shall provide to the Administrative Agent a report listing all outstanding Letters of Credit and   the amounts thereof and the Administrative Agent shall promptly provide such report to each   Lender.   The making of each request for a Letter of Credit by a Borrower shall be(b)   deemed to be a representation and warranty by such Borrower that such Letter of Credit may   be issued in accordance with, and will not violate the requirements of, Subsection 3.1. Unless   145   10066032231008166793v315
the respective Issuing Lender has received notice from the Required Lenders before it issues a   Letter of Credit that one or more of the applicable conditions specified in Section 6 are not   then satisfied, or that the issuance of such Letter of Credit would violate Subsection 3.1, then   such Issuing Lender may issue the requested Letter of Credit for the account of the applicable   Borrower or Subsidiary in accordance with such Issuing Lender’s usual and customary   practices.   No Issuing Lender shall be under any obligation to issue any Letter of(c)   Credit if   any order, judgment or decree of any Governmental Authority or(i)   arbitrator shall by its terms purport to enjoin or restrain such Issuing Lender   from issuing such Letter of Credit, or any Requirement of Law applicable to   such Issuing Lender or any request or directive (whether or not having the force   of law) from any banking regulatory authority with jurisdiction over such Issuing   Lender shall prohibit the issuance of letters of credit generally, or   the issuance of such Letter of Credit would violate one or more(ii)   policies of such Issuing Lender consistently applied by such Issuing Lender to   borrowers generally.   Fees, Commissions and Other Charges. (a) Each Borrower agrees to3.3   pay to the Administrative Agent a letter of credit commission with respect to each Letter of   Credit issued by such Issuing Lender on its behalf, computed for the period from and including   the date of issuance of such Letter of Credit through and including to the expiration date of   such Letter of Credit, computed at a rate per annum equal to the Applicable Margin then in   effect for Term SOFR Rate Loans or Eurocurrency Loans that are Revolving Credit Loans   calculated on the basis of a 360-day year for the actual days elapsed, of the aggregate Dollar   Equivalent of that amount available to be drawn under such Letter of Credit, payable quarterly   in arrears on each L/C Fee Payment Date with respect to such Letter of Credit and on the   Termination Date or such earlier date as the applicable Revolving Credit Commitments shall   terminate as provided herein. Such commission shall be payable to the Administrative Agent   for the account of the applicable Revolving Credit Lenders to be shared ratably among them in   accordance with their respective Commitment Percentages. Each Borrower shall pay to the   Administrative Agent for the account of the relevant Issuing Lender with respect to each Letter   of Credit a fee equal to 0.125% per annum of the Dollar Equivalent of the maximum amount   available to be drawn under such Letter of Credit (or such other amounts as may be agreed by   such Borrower and such Issuing Lender) calculated on the basis of a 360-day year for the   actual days elapsed, payable quarterly in arrears on each L/C Fee Payment Date with respect to   such Letter of Credit and on the Termination Date or such earlier date as the applicable   Revolving Credit Commitments shall terminate as provided herein. Such commissions and fees   shall be nonrefundable. Such fees and commissions shall be payable in Dollars, notwithstanding   that a Letter of Credit may be denominated in any Designated Foreign Currency. In respect of   a Letter of Credit denominated in any Designated Foreign Currency, such fees and   commissions shall be converted into Dollars at the Spot Rate of Exchange on the date on   146   10066032231008166793v315

which they are paid (or, if such date is not a Business Day, at the Spot Rate of Exchange on   the Business Day next preceding such date).   In addition to the foregoing commissions and fees, each Borrower agrees(b)   to pay directly to the applicable Issuing Lender amounts necessary to reimburse the applicable   Issuing Lender for such normal and customary costs and expenses as are incurred or charged   by such Issuing Lender in issuing, effecting payment under, amending or otherwise   administering any Letter of Credit issued by such Issuing Lender within 10 days after demand   therefor.   The Administrative Agent shall, promptly following any receipt thereof,(c)   distribute to the applicable Lenders all commissions and fees received by the Administrative   Agent for their respective accounts pursuant to this Subsection 3.3.   L/C Participations. (a) (i) By the issuance of a U.S. Facility Letter of3.4   Credit (or an amendment to a U.S. Facility Letter of Credit increasing the amount thereof) and   without any further action on the part of the applicable U.S. Facility Issuing Lender or the U.S.   Facility Lenders, each U.S. Facility Issuing Lender hereby irrevocably grants to each U.S.   Facility Lender, and each U.S. Facility Lender hereby acquires from such U.S. Facility Issuing   Lender, a participation in such U.S. Facility Letter of Credit equal to such U.S. Facility   Lender’s U.S. Facility Commitment Percentage of the aggregate amount available to be drawn   under such U.S. Facility Letter of Credit and (ii) by the issuance of a Canadian Facility Letter   of Credit (or an amendment to a Canadian Facility Letter of Credit increasing the amount   thereof) and without any further action on the part of the applicable Canadian Facility Issuing   Lender or the Canadian Facility Lenders, each Canadian Facility Issuing Lender hereby   irrevocably grants to each Canadian Facility Lender, and each Canadian Facility Lender hereby   acquires from such Canadian Facility Issuing Lender, a participation in such Canadian Facility   Letter of Credit equal to such Canadian Facility Lender’s Canadian Facility Commitment   Percentage of the aggregate amount available to be drawn under such Canadian Facility Letter   of Credit. Each Lender acknowledges and agrees that its obligation to acquire participations   pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and   shall not be affected by any circumstance whatsoever, including any amendment, renewal or   extension of any Letter of Credit or the occurrence and continuance of a Default or reduction   or termination of the Revolving Credit Commitments, or expiration, termination or cash   collateralization of any Letter of Credit and that each such payment shall be made without any   offset, abatement, withholding or reduction whatsoever. All calculations of the Lenders’   Commitment Percentages shall be made from time to time by the Administrative Agent, which   calculations shall be conclusive absent manifest error.   If the Borrowers fail to reimburse the applicable Issuing Lender on the(b)   due date as provided in Subsection 3.5, such Issuing Lender shall notify the Administrative   Agent and the Administrative Agent shall notify each applicable Lender of the applicable L/C   Disbursement, the payment then due from the applicable Borrowers in respect thereof and such   Lender’s Commitment Percentage thereof. Each Lender shall pay by wire transfer of   immediately available funds to the Administrative Agent not later than 2:00 P.M., New York   City time, on such date (or, if such Lender shall have received such notice later than 12:00   P.M., New York City time, on any day, not later than 11:00 A.M., New York City time, on   147   10066032231008166793v315
the next succeeding Business Day), the amount equal to such Lender’s Commitment   Percentage of the Dollar Equivalent of the unreimbursed L/C Disbursement in the same manner   as provided in Subsection 2.2 with respect to Loans made by such Lender, and the   Administrative Agent will promptly pay to the applicable Issuing Lender the amounts so   received by it from the Lenders; provided that, any such payment from Lender to the   Administrative Agent shall not be made prior to the date that such amount due shall be   converted into Dollars in accordance with Subsection 3.5(a). The Administrative Agent will   promptly pay to the applicable Issuing Lender any amounts received by it from the applicable   Borrowers pursuant to the above clause (a) prior to the time that any Lender makes any   payment pursuant to the preceding sentence and any such amounts received by the   Administrative Agent from the applicable Borrowers thereafter will be promptly remitted by the   Administrative Agent to the Lender that shall have made such payments and to such Issuing   Lender, as appropriate.   If any Lender shall not have made its applicable Commitment Percentage(c)   of such L/C Disbursement available to the Administrative Agent as provided above, each of   (x) such Lender, (y) in the case of U.S. Facility L/C Disbursements and Canadian Facility U.S.   Borrower L/C Disbursements, each U.S. Borrower and (z) and in the case of Canadian Facility   Canadian Borrower L/C Disbursements, each Canadian Borrower severally agrees to pay   interest on such amount (with interest based on the Dollar Equivalent of any amounts   denominated in Designated Foreign Currencies), for each day from and including the date such   amount is required to be paid in accordance with the foregoing to but excluding the date such   amount is paid, to the Administrative Agent for the account of the applicable Issuing Lender at   (i) in the case of such Borrower, the rate per annum set forth in Subsection 3.5(b) and (ii) in   the case of such Lender, at a rate determined by the Administrative Agent in accordance with   banking industry rules or practices on interbank compensation.   Reimbursement Obligation of the Borrowers. (a) Each Issuing Lender3.5   shall promptly notify the Borrower Representative of any compliant presentation of documents   under any Letter of Credit. Each U.S. Borrower hereby agrees to reimburse each U.S. Facility   Issuing Lender, upon receipt by the Borrower Representative of notice from the applicable   U.S. Facility Issuing Lender of the date and the Dollar Equivalent of the amount of a drawing   presented under any U.S. Facility Letter of Credit issued on such U.S. Borrower’s behalf and   paid by such U.S. Facility Issuing Lender (a “U.S. Facility L/C Disbursement”), for the amount   of such drawing so paid and any taxes, fees, charges or other costs or expenses reasonably   incurred by such U.S. Facility Issuing Lender in connection with such payment. Each U.S.   Borrower hereby agrees to reimburse each Canadian Facility Issuing Lender, upon receipt by   the Borrower Representative of notice from the applicable Canadian Facility Issuing Lender of   the date and the Dollar Equivalent of the amount of a drawing presented under any Canadian   Facility Letter of Credit issued on such U.S. Borrower’s behalf and paid by such Canadian   Facility Issuing Lender (a “Canadian Facility U.S. Borrower L/C Disbursement”), for the   amount of such drawing so paid and any taxes, fees, charges or other costs or expenses   reasonably incurred by such Canadian Facility Issuing Lender in connection with such payment.   Each Canadian Borrower hereby agrees to reimburse each Canadian Facility Issuing Lender,   upon receipt by the Borrower Representative of notice from the applicable Canadian Facility   Issuing Lender of the date and the Dollar Equivalent of the amount of a drawing presented   148   10066032231008166793v315
under any Canadian Facility Letter of Credit issued on such Canadian Borrower’s behalf and   paid by such Canadian Facility Issuing Lender (a “Canadian Facility Canadian Borrower L/C   Disbursement”), for the amount of such drawing so paid and any taxes, fees, charges or other   costs or expenses reasonably incurred by such Canadian Facility Issuing Lender in connection   with such payment. Each such payment shall be made to the applicable Issuing Lender, at its   address for notices specified herein, in Dollars or the currency in which such Letter of Credit is   denominated (except that, in the case of any Letter of Credit denominated in any Designated   Foreign Currency, in the event that such payment is not made to the Issuing Lender within one   Business Day of the date of receipt by the Borrower Representative of such notice, upon   notice by the Issuing Lender to the Borrower Representative, such payment shall be made in   Dollars, in an amount equal to the Dollar Equivalent of the amount of such payment converted   on the date of such notice into Dollars at the Spot Rate of Exchange on such date) in   immediately available funds, no later than 4:00 P.M., New York City time, on the date which   is one Business Day (or, if the applicable Facility is fully drawn on such date and the applicable   Borrower does not have sufficient cash on hand to make such payment, two Business Days)   after the date on which the Borrower Representative receives such notice, if received prior to   11:00 A.M., New York City Time, on a Business Day and otherwise, no later than 4:00 P.M.,   New York City time, on the next succeeding Business Day; provided that (x) the applicable   U.S. Borrowers may, subject to the conditions to borrowing set forth herein, request in   accordance with Subsection 2.2 that any such payment in connection with a U.S. Facility L/C   Disbursement be financed with U.S. Facility Revolving Credit Loans that are ABR Loans or   Swingline Loans in an amount equal to the Dollar Equivalent of such payment amount and, to   the extent so financed, the applicable U.S. Borrowers’ obligation to make such payment shall   be discharged and replaced by the resulting U.S. Facility Revolving Credit Loans that are ABR   Loans or Swingline Loans, (y) the applicable U.S. Borrowers may, subject to the conditions to   borrowing set forth herein, request in accordance with Subsection 2.2 that any such payment in   connection with a Canadian Facility U.S. Borrower L/C Disbursement be financed with   Canadian Facility Revolving Credit Loans that are ABR Loans in an amount equal to the   Dollar Equivalent of such payment amount and, to the extent so financed, the applicable U.S.   Borrowers’ obligation to make such payment shall be discharged and replaced by the resulting   Canadian Facility Revolving Credit Loans that are ABR Loans, and (z) the applicable Canadian   Borrowers may, subject to the conditions to borrowing set forth herein, request in accordance   with Subsection 2.2 that any such payment in connection with a Canadian Facility Canadian   Borrower L/C Disbursement be financed with Canadian Facility Revolving Credit Loans that   are Canadian Prime Rate Loans in an amount equal to such payment amount in Canadian   Dollars or the Dollar Equivalent thereof if in a currency other than Canadian Dollars and, to   the extent so financed, the applicable Canadian Borrowers’ obligation to make such payment   shall be discharged and replaced by the resulting Canadian Facility Revolving Credit Loans that   are Canadian Prime Rate Loans. Any conversion by the Issuing Lender of any payment to be   made in respect of any Letter of Credit denominated in any Designated Foreign Currency into   Dollars in accordance with this Subsection 3.5(a) shall be conclusive and binding upon the   applicable Borrower and the Lenders in the absence of manifest error; provided that upon the   request of the Borrower Representative or any Lender, the Issuing Lender shall provide to the   Borrower Representative or such Lender a certificate including reasonably detailed information   as to the calculation of such conversion.   149   10066032231008166793v315
Interest shall be payable on any and all amounts remaining unpaid (taking(b)   the Dollar Equivalent of any amounts denominated in any Designated Foreign Currency, as   determined by the Administrative Agent) by the Borrowers under this Subsection 3.5(b) from   the date the drawing presented under the affected Letter of Credit is paid to the date on which   the applicable Borrower is required to pay such amounts pursuant to clause (a) above (x) in   the case of any such unpaid amounts in respect of U.S. Facility L/C Disbursements, at the rate   which would then be payable on any outstanding ABR Loans that are U.S. Facility Revolving   Credit Loans and thereafter until payment in full at the rate which would be payable on any   outstanding ABR Loans that are U.S. Facility Revolving Credit Loans which were then   overdue, (y) in the case of any such unpaid amounts in respect of Canadian Facility U.S.   Borrower L/C Disbursements, at the rate which would then be payable on any outstanding   ABR Loans that are Canadian Facility Revolving Credit Loans and thereafter until payment in   full at the rate which would be payable on any outstanding ABR Loans that are Canadian   Facility Revolving Credit Loans which were then overdue and (z) in the case of any such   unpaid amounts in respect of Canadian Facility Canadian Borrower L/C Disbursements, at the   rate which would then be payable on any outstanding Canadian Prime Rate Loans that are   Canadian Facility Revolving Credit Loans and thereafter until payment in full at the rate which   would be payable on any outstanding Canadian Prime Rate Loans that are Canadian Facility   Revolving Credit Loans which were then overdue.   Obligations Absolute. The Reimbursement Obligations of Borrowers as3.6   provided in Subsection 3.5 shall be absolute, unconditional and irrevocable, and shall be paid   and performed strictly in accordance with the terms of this Agreement under any and all   circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any   Letter of Credit or this Agreement, or any term or provision therein; (ii) any draft or other   document presented under a Letter of Credit being proved to be forged, fraudulent, invalid or   insufficient in any respect or any statement therein being untrue or inaccurate in any respect;   (iii) payment by any Issuing Lender under a Letter of Credit against presentation of a draft or   other document that fails to comply with the terms of such Letter of Credit; (iv) any other   event or circumstance whatsoever, whether or not similar to any of the foregoing, that might,   but for the provisions of this Section 3, constitute a legal or equitable discharge of, or provide   a right of setoff against, the obligations of any Borrower hereunder; (v) the fact that a Default   shall have occurred and be continuing; or (vi) any material adverse change in the business,   property, results of operations, prospects or condition, financial or otherwise, of the Parent   Borrower and its Restricted Subsidiaries. None of the Agents, the Lenders, the Issuing   Lenders or any of their affiliates shall have any liability or responsibility by reason of or in   connection with the issuance or transfer of any Letter of Credit or any payment or failure to   make any payment thereunder (irrespective of any of the circumstances referred to in the   preceding sentence), or any error, omission, interruption, loss or delay in transmission or   delivery of any draft, notice or other communication under or relating to any Letter of Credit   (including any document required to make a drawing thereunder), any error in interpretation of   technical terms or any consequence arising from causes beyond the control of the Issuing   Lenders; provided that the foregoing shall not be construed to excuse any Issuing Lender from   liability to the Borrowers to the extent of any direct damages (as opposed to consequential   damages, claims in respect of which are hereby waived by the Borrowers to the extent   permitted by applicable Requirements of Law) suffered by the Borrowers that are caused by   150   10066032231008166793v315

such Issuing Lender’s failure to exercise care when determining whether drafts and other   documents presented under a Letter of Credit comply with the terms thereof. The parties   hereto expressly agree that, in the absence of gross negligence or willful misconduct on the   part of the applicable Issuing Lender (as determined in a final non-appealable judgment of a   court of competent jurisdiction), such Issuing Lender shall be deemed to have exercised care in   each such determination. In furtherance of the foregoing and without limiting the generality   thereof, the parties agree that, with respect to documents presented which appear on their face   to be in substantial compliance with the terms of a Letter of Credit, the applicable Issuing   Lender may, in its sole discretion, either accept and make payment upon such documents   without responsibility for further investigation, regardless of any notice or information to the   contrary, or refuse to accept and make payment upon such documents if such documents are   not in strict compliance with the terms of such Letter of Credit.   L/C Disbursements. The applicable Issuing Lender shall, promptly3.7   following its receipt thereof, examine all documents purporting to represent a demand for   payment under a Letter of Credit. Such Issuing Lender shall promptly give written notice to   the Administrative Agent and the Borrower Representative of such demand for payment and if   such Issuing Lender has made or will make an L/C Disbursement thereunder; provided that any   failure to give or delay in giving such notice shall not relieve (x) any U.S. Borrower of its   Reimbursement Obligation to such Issuing Lender and the applicable Lenders with respect to   any such U.S. Facility L/C Disbursement or Canadian Facility U.S. Borrower L/C   Disbursement (in each case other than with respect to the timing of such Reimbursement   Obligation set forth in Subsection 3.5) or (y) any Canadian Borrower of its Reimbursement   Obligation to such Issuing Lender and the applicable Lenders with respect to any such   Canadian Facility Canadian Borrower L/C Disbursement (in each case other than with respect   to the timing of such Reimbursement Obligation set forth in Subsection 3.5).   L/C Request. In the event of any inconsistency between the terms and3.8   conditions of this Agreement and the terms and conditions of any L/C Request or other   application or agreement submitted by any Borrower or any Subsidiary, to, or entered into by   any Borrower or any Subsidiary with, any Issuing Lender relating to any Letter of Credit, the   terms and conditions of this Agreement shall control.   Cash Collateralization.3.9   If the maturity of the Loans has been accelerated, the U.S. Borrowers(a)   shall then deposit on terms and in accounts satisfactory to the Administrative Agent, in the   name of the Collateral Agent and for the benefit of the applicable Lenders, an amount in cash   (in Dollars or in the applicable Designated Foreign Currency, as the case may be) equal to the   sum of (x) the Canadian Facility L/C Obligations of the U.S. Borrowers as of such date and   (y) the U.S. Facility L/C Obligations, plus in each case any accrued and unpaid interest thereon   (with interest based on the Dollar Equivalent of any amounts denominated in Designated   Foreign Currencies). Funds so deposited shall be applied by the Administrative Agent to   reimburse the applicable Issuing Lender for L/C Disbursements for which it has not been   reimbursed and, to the extent not so applied, shall be applied to satisfy other Obligations of the   U.S. Borrowers under this Agreement.   151   10066032231008166793v315
If the maturity of the Loans has been accelerated, the Canadian(b)   Borrowers shall then deposit on terms and in accounts satisfactory to the Administrative Agent,   in the name of the Collateral Agent and for the benefit of the applicable Lenders, an amount in   cash (in Dollars or in the applicable Designated Foreign Currency, as the case may be) equal to   the Canadian Facility L/C Obligations of the Canadian Borrowers as of such date plus any   accrued and unpaid interest thereon (with interest based on the Dollar Equivalent of any   amounts denominated in Designated Foreign Currencies). Funds so deposited shall be applied   by the Administrative Agent to reimburse the applicable Canadian Facility Issuing Lender for   Canadian Facility Canadian Borrower L/C Disbursements for which it has not been reimbursed   and, to the extent not so applied, shall be applied to satisfy other Obligations of the Canadian   Borrowers under this Agreement.   Additional Issuing Lenders. The Borrower Representative may, at any3.10   time and from time to time with the consent of the Administrative Agent (which consent shall   not be unreasonably withheld, conditioned or delayed) and such Lender, designate one or more   additional Lenders to act as an issuing lender under the terms of this Agreement. Any Lender   designated as an issuing lender pursuant to this Subsection 3.10 shall (in addition to being a   Lender) be deemed to be a “U.S. Facility Issuing Lender” and/or a “Canadian Facility Issuing   Lender”, as applicable, in respect of Letters of Credit issued or to be issued by such Lender,   and, with respect to such Letters of Credit, such term shall thereafter apply to the other U.S.   Facility Issuing Lenders and/or Canadian Facility Issuing Lenders and such Lender. The   Administrative Agent shall notify the Lenders of any such additional Issuing Lender. If at any   time there is more than one Issuing Lender hereunder, the Borrower Representative may, in its   discretion, select which Issuing Lender is to issue any particular Letter of Credit.   Resignation or Removal of the Issuing Lender. Any Issuing Lender may3.11   resign as Issuing Lender hereunder at any time upon at least 30 days’ prior notice to the   Lenders, the Administrative Agent and the Borrower Representative. Any Issuing Lender may   be replaced at any time by written agreement among the Borrower Representative, each Agent,   the replaced Issuing Lender and the successor Issuing Lender. The Administrative Agent shall   notify the Lenders of any such resignation or replacement of an Issuing Lender. At the time   any such resignation of an Issuing Lender shall become effective, the applicable Borrowers   shall pay all unpaid fees accrued for the account of the retiring Issuing Lender pursuant to   Subsection 3.3. From and after the effective date of any such resignation or replacement,   (i) the successor Issuing Lender shall have all the rights and obligations of an Issuing Lender   under this Agreement with respect to Letters of Credit to be issued by it thereafter and   (ii) references herein to the term “Issuing Lender” shall be deemed to refer to such successor   or to any previous Issuing Lender, or to such successor and all previous Issuing Lenders, as   the context requires. After the resignation or replacement of an Issuing Lender, the retiring or   replaced Issuing Lender shall remain a party hereto and shall continue to have all the rights and   obligations of an Issuing Lender under this Agreement with respect to Letters of Credit issued   by it prior to such resignation or replacement, but shall not be required to issue additional   Letters of Credit.   152   10066032231008166793v315
SECTION 4   General Provisions Applicable to Loans and Letters of Credit   Interest Rates and Payment Dates. (a) Each Term SOFR Rate Loan or4.1   Eurocurrency Loan, as the case may be, shall bear interest for each day during each Interest   Period with respect thereto at a rate per annum equal to the Adjusted LIBOR (i) in the case of   Eurocurrency Loans denominated in Euro, the Adjusted EURIBOR Rate determined for such   day plus the Applicable Margin in effect for such day, (ii) in the case of Term SOFR Rate   Loans, the Term SOFR Rate determined for such day plus the Applicable Margin in effect for   such day and (iii) in the case of Eurocurrency Loans denominated in Canadian Dollars, the   Adjusted CDOR Rate determined for such day plus the Applicable Margin in effect for such   day.   Each ABRDaily Simple SOFR Rate Loan shall bear interest for each day(b)   that it is outstanding at a rate per annum equal to the Alternate BaseDaily Simple SOFR Rate   in effect for such day plus the Applicable Margin in effect for such day.   Each BA EquivalentABR Loan shall bear interest for each day that it is(c)   outstanding at a rate per annum equal to the BAAlternate Base Rate in effect for such day plus   the Applicable Margin in effect for such day.   Each Canadian Prime Rate Loan shall bear interest for each day that it is(d)   outstanding at a rate per annum equal to the Canadian Prime Rate in effect for such day plus   the Applicable Margin in effect for such day.   If all or a portion of (i) the principal amount of any Loan, (ii) any(e)   interest payable thereon or (iii) any commitment fee, letter of credit commission, letter of credit   fee or other amount payable hereunder shall not be paid when due (whether at the Stated   Maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per   annum which is (x) in the case of overdue principal, the rate that would otherwise be   applicable thereto pursuant to the relevant foregoing provisions of this Subsection 4.1 plus   2.00%, (y) in the case of overdue interest, the rate that would be otherwise applicable to   principal of the related Loan pursuant to the relevant foregoing provisions of this Subsection   4.1 (other than clause (x) above) plus 2.00% and (z) in the case of, fees, commissions or other   amounts, the rate described in clause (b) of this Subsection 4.1 for ABR Loans that are   Revolving Credit Loans (or FILO Facility Revolving Credit Loans, as applicable) accruing   interest at the Alternate Base Rate plus 2.00%, in each case from the date of such nonpayment   until such amount is paid in full (as well after as before any judgment relating thereto).   Interest shall be payable in arrears on each Interest Payment Date,(f)   provided that interest accruing pursuant to clause (e) of this Subsection 4.1 shall be payable   from time to time on demand exercised in accordance with Subsection 9.2.   It is the intention of the parties hereto to comply strictly with applicable(g)   usury laws; accordingly, it is stipulated and agreed that the aggregate of all amounts which   constitute interest under applicable usury laws, whether contracted for, charged, taken,   153   10066032231008166793v315
reserved, or received, in connection with the indebtedness evidenced by this Agreement or any   Notes, or any other document relating or referring hereto or thereto, now or hereafter existing,   shall never exceed under any circumstance whatsoever the maximum amount of interest   allowed by applicable usury laws.   For the purposes of the Interest Act (Canada) and disclosure thereunder,(h)   whenever any interest or any fee to be paid hereunder or in connection herewith is to be   calculated on the basis of a 360 day or 365 day year, the yearly rate of interest to which the   rate used in such calculation is equivalent is the rate so used multiplied by the actual number of   days in the calendar year in which the same is to be ascertained and divided by 360 or 365, as   applicable. The rates of interest under this Agreement are nominal rates, and not effective   rates or yields. The principle of deemed reinvestment of interest does not apply to any interest   calculation under this Agreement.   If any provision of this Agreement or of any of the other Loan(i)   Documents would obligate any Canadian Borrower or any other Canadian Loan Party to make   any payment of interest or other amount payable to any Agent or any Lender in an amount or   calculated at a rate which would be prohibited by applicable law or would result in a receipt by   such Agent or such Lender of “interest” at a “criminal rate” (as such terms are construed under   the Criminal Code (Canada)) then, notwithstanding such provisions, such amount or rate shall   be deemed to have been adjusted with retroactive effect to the maximum amount or rate of   interest, as the case may be, as would not be so prohibited by applicable law or so result in a   receipt by such Agent or such Lender of interest at a criminal rate, such adjustment to be   effected, to the extent necessary, as follows: (1) firstly, by reducing the amount or rate of   interest required to be paid to such Agent or such Lender hereunder, and (2) thereafter, by   reducing any fees, commissions, premiums and other amounts required to be paid to such   Agent or such Lender which would constitute “interest” for purposes of Section 347 of the   Criminal Code (Canada). Notwithstanding the foregoing, and after giving effect to all   adjustments contemplated thereby, if an Agent or Lender shall have received an amount in   excess of the maximum permitted by that section of the Criminal Code (Canada), the Canadian   Borrower or any other Canadian Loan Party shall be entitled, by notice in writing to such   Agent or such Lender, to obtain reimbursement from such Agent or such Lender in an amount   equal to such excess and, pending such reimbursement, such amount shall be deemed to be an   amount payable by such Agent or such Lender to any Canadian Borrower or any other   Canadian Loan Party. Any amount or rate of interest referred to in this Subsection 4.1(i) shall   be determined in accordance with GAAP as an effective annual rate of interest over the term   that the applicable Loan remains outstanding on the assumption that any charges, fees or   expenses that fall within the meaning of “interest” (as defined in the Criminal Code (Canada))   shall, if they relate to a specific period of time, be pro-rated over that period of time and   otherwise be pro-rated over the period from the Closing Date to the maturity date of the   applicable Tranche and, in the event of a dispute, a certificate of a Fellow of the Canadian   Institute of Actuaries appointed by Administrative Agent shall be conclusive for the purposes   of such determination.   Conversion and Continuation Options. (a) Subject to its obligations4.2   pursuant to Subsection 4.12(c), the applicable Borrowers may elect from time to time (x) to   154   10066032231008166793v315

convert outstanding Revolving Credit Loans from EurocurrencyDaily Simple SOFR Rate Loans   or Term SOFR Rate Loans denominated in Dollars to ABR Loans or (y) to convert   outstanding Revolving Credit Loans from BA EquivalentEurocurrency Loans denominated in   Canadian Dollars to Canadian Prime Rate Loans, in each case by the Borrower Representative   giving the Administrative Agent irrevocable notice of such election prior to 2:00 P.M., New   York City time two Business Days (or such shorter period as may be agreed by the   Administrative Agent in its reasonable discretion) prior to such election. The Borrower   Representative may elect from time to time (x) to convert outstanding Revolving Credit Loans   from ABR Loans to Eurocurrency LoansDaily Simple SOFR Rate Loans or Term SOFR Rate   Loans denominated in Dollars or (y) to convert outstanding Revolving Credit Loans from   Canadian Prime Rate Loans to BA EquivalentEurocurrency Loans denominated in Canadian   Dollars, in each case by the Borrower Representative giving the Administrative Agent   irrevocable notice of such election prior to 2:00 P.M., New York City time at least three   Business Days (or such shorter period as may be agreed by the Administrative Agent in its   reasonable discretion) prior to such election. Any such notice of conversion to Daily Simple   SOFR Rate Loans, Term SOFR Rate Loans or Eurocurrency Loans or BA Equivalent   Loansdenominated in Canadian Dollars shall specify the length of the initial Interest Period or   Interest Periods therefor. Upon receipt of any such notice the Administrative Agent shall   promptly notify each affected Lender thereof. All or any part of (x) outstanding Eurocurrency   Loans denominated in DollarsDaily Simple SOFR Rate Loans, Term SOFR Rate Loans or   ABR Loans or (y) outstanding BA EquivalentEurocurrency Loans denominated in Canadian   Dollars or Canadian Prime Rate Loans, in each case, may be converted as provided herein,   provided that (i) (unless the Required Lenders otherwise consent) no Loan may be converted   into a Eurocurrency Loan or BA EquivalentDaily Simple SOFR Rate Loan, Term SOFR Rate   Loan or Eurocurrency Loan when any Default or Event of Default has occurred and is   continuing and, in the case of any Default (other than any Default under Subsection 9.1(f)), the   Administrative Agent has given notice to the Borrower Representative that no such conversions   may be made, (ii) no Loan may be converted into a Daily Simple SOFR Rate Loan, Term   SOFR Rate Loan or Eurocurrency Loan or BA Equivalent Loan after the date that is one   month prior to the applicable Termination Date and (iii) no Loan may be converted into a   different currency from that in which it was originally incurred.   Any EurocurrencyTerm SOFR Rate Loan or BA EquivalentEurocurrency(b)   Loan may be continued as such upon the expiration of the then current Interest Period with   respect thereto by the Borrower Representative giving three Business Days’ notice to the   Administrative Agent of the length of the next Interest Period to be applicable to such Term   SOFR Rate Loan or Eurocurrency Loan or BA Equivalent Loan, determined in accordance   with the applicable provisions of the term “Interest Period” set forth in Subsection 1.1,   provided that no Term SOFR Rate Loan or Eurocurrency Loan denominated in Canadian   Dollars or BA Equivalent Loan may be continued as such, and each Eurocurrency Loan   denominated in a Designated Foreign Currency (other than Canadian Dollars) shall be   automatically continued as a Eurocurrency Loan with an Interest Period of one month, in each   case (i) (unless the Required Lenders otherwise consent) when any Default or Event of Default   has occurred and is continuing and, in the case of any Default (other than any Default under   Subsection 9.1(f)), the Administrative Agent has given notice to the Borrower Representative   that no such continuations may be made or (ii) after the date that is one month prior to the   155   10066032231008166793v315
applicable Termination Date, and provided, further, that if the Borrower Representative shall   fail to give any required notice as described above in this clause (b) or if such continuation is   not permitted pursuant to the preceding proviso (x) such Term SOFR Rate Loans or   Eurocurrency Loans denominated in Dollars or BA Equivalent Loans denominated in Canadian   Dollars shall be automatically converted to ABR Loans or Canadian Prime Rate Loans, as   applicable, on the last day of such then expiring Interest Period and (y) with respect to   Eurocurrency Loans denominated in a Designated Foreign Currency (other than Canadian   Dollars), such Eurocurrency Loans shall be automatically continued as Eurocurrency Loans in   the applicable currency with an Interest Period of one month. Upon receipt of any such notice   of continuation pursuant to this Subsection 4.2(b), the Administrative Agent shall promptly   notify each affected Lender thereof.   Minimum Amounts; Maximum Sets. All borrowings, conversions and4.3   continuations of Loans hereunder and all selections of Interest Periods hereunder shall be in   such amounts and be made pursuant to such elections so that, after giving effect thereto, the   aggregate principal amount of (v) the Eurocurrency Loans denominated in DollarsDaily Simple   SOFR Rate Loans or Term SOFR Rate Loans comprising each Set shall be in a minimum   aggregate amount of $500,000 and integral multiples of $100,000 in excess thereof, (w) the   Eurocurrency Loans denominated in Euros comprising each Set shall be in a minimum   aggregate amount of €500,000 and integral multiples of €100,000 in excess thereof, (x) the BA   Equivalent LoansEurocurrency Loans denominated in Canadian Dollars comprising each Set   shall be in a minimum aggregate amount of C$500,000 and integral multiples of C$100,000 in   excess thereof and (y) in the case of any Loan denominated in any other Designated Foreign   Currency, each Set shall be in such minimum amounts and multiples in excess thereof as the   Borrower Representative and the Administrative Agent may agree (or, in each case, in such   lower minimum amounts or multiples as agreed to by the Administrative Agent in its   reasonable discretion) and so that there shall not be more than ten Sets at any one time   outstanding.   Optional and Mandatory Prepayments. (a) Each of the Borrowers may4.4   at any time and from time to time prepay the Loans made to it and the Reimbursement   Obligations in respect of Letters of Credit issued for its account, in whole or in part, subject to   Subsection 4.12, without premium or penalty but including, for the avoidance of doubt,   accrued interest, upon notice by the Borrower Representative to the Administrative Agent prior   to 2:00 P.M., New York City time at least three Business Days (or such shorter period as may   be agreed by the Administrative Agent in its reasonable discretion) prior to the date of   prepayment (in the case of Daily Simple SOFR Rate Loans, Term SOFR Rate Loans or   Eurocurrency Loans) or prior to 2:00 P.M., New York City time (or such later time as may be   agreed by the Administrative Agent in its reasonable discretion) on the date of prepayment (in   the case of (x) ABR Loans and Canadian Prime Rate Loans, (y) Swingline Loans and   (z) Reimbursement Obligations outstanding in Dollars). Any such notice may state that such   notice is conditioned upon the occurrence or non-occurrence of any event specified therein   (including the effectiveness of other credit facilities), in which case such notice may be revoked   by the Borrower Representative (by written notice to the Administrative Agent on or prior to   the specified effective date) if such condition is not satisfied. Such notice shall be irrevocable   except as otherwise provided in the preceding sentence or in Subsection 4.4(g). Such notice   156   10066032231008166793v315
shall specify, in the case of any prepayment of Loans, the identity of the prepaying Borrower,   the date and amount of prepayment and whether the prepayment is (i) of U.S. Facility   Revolving Credit Loans, FILO Facility Revolving Credit Loans, Canadian Facility Revolving   Credit Loans or Swingline Loans, or a combination thereof, and (ii) of Daily Simple SOFR   Rate Loans, Term SOFR Rate Loans, Eurocurrency Loans, BA Equivalent Loans, ABR Loans   or Canadian Prime Rate Loans, or a combination thereof, and, in each case if a combination   thereof, the principal amount allocable to each and, in the case of any prepayment of   Reimbursement Obligations, the date and amount of prepayment, the identity of the applicable   Letter of Credit or Letters of Credit and the amount allocable to each of such Reimbursement   Obligations. Upon the receipt of any such notice the Administrative Agent shall promptly   notify each affected Lender thereof. If any such notice is given and not revoked, the amount   specified in such notice shall (subject to this Subsection 4.4(a) or Subsection 4.4(g)) be due   and payable on the date specified therein, together with (if a Eurocurrency Loan or BA   Equivalent Loans is prepaid other than at the end of the Interest Period applicable thereto) any   amounts payable pursuant to Subsection 4.12,. Partial prepayments of the Revolving Credit   Loans and the Reimbursement Obligations pursuant to this Subsection 4.4(a) and shall (unless   the Borrower Representative otherwise directs) be applied, first, to payment of the Swingline   Loans then outstanding, second, to payment of the Revolving Credit Loans then outstanding,   third, to payment of any Reimbursement Obligations then outstanding, and last, to cash   collateralize any outstanding L/C Obligation on terms reasonably satisfactory to the   Administrative Agent; provided that any pro rata calculations required to be made pursuant to   this Subsection 4.4(a) in respect of any Loan denominated in a Designated Foreign Currency   shall be made on a Dollar Equivalent basis. Partial prepayments pursuant to this Subsection   4.4(a) shall be in multiples of (v) $250,000, in the case of Loans denominated in Dollars, (w)   C$250,000, in the case of Loans denominated in Canadian Dollars, (x) €250,000, in the case of   Loans denominated in Euros, and (y) in the case of any Loan denominated in any other   Designated Foreign Currency, in such multiples as the Borrower Representative and the   Administrative Agent may agree; provided that, notwithstanding the foregoing, any Loan may   be prepaid in its entirety. Notwithstanding the foregoing, no Borrower may prepay FILO   Facility Revolving Credit Loans at any time that U.S. Facility Revolving Credit Loans,   Reimbursement Obligations under the U.S. Facility, Canadian Facility Revolving Credit Loans   made to the U.S. Borrowers and/or Reimbursement Obligations of the U.S. Borrowers under   the Canadian Facility are outstanding (other than such Loans or Reimbursement Obligations   being prepaid in full concurrently with any such prepayment of FILO Facility Revolving Credit   Loans).   (i) Without duplication of any mandatory prepayment required, and after(b)   giving effect to any mandatory prepayment made, under clause (ii) or (iii) of this Subsection   4.4(b), on any day (other than during an Agent Advance Period) on which the Aggregate U.S.   Facility Lender Exposure exceeds (x) the limitations set forth in Subsection 2.1(a)(I)(v) or   (y) the Total U.S. Facility Commitment as then in effect, the U.S. Borrowers shall prepay on   such day the principal of outstanding U.S. Facility Revolving Credit Loans in an amount equal   to such excess. If, after giving effect to the prepayment of all outstanding U.S. Facility   Revolving Credit Loans, the aggregate amount of the U.S. Facility L/C Obligations exceeds the   U.S. Borrowing Base at such time (based on the Borrowing Base Certificate last delivered),   the U.S. Borrowers shall pay to the Administrative Agent on such day an amount of cash   157   10066032231008166793v315
and/or Cash Equivalents equal to the amount of such excess (up to a maximum amount equal   to such U.S. Facility L/C Obligations at such time), such cash and/or Cash Equivalents to be   held as security for all obligations of the U.S. Borrowers to the U.S. Facility Issuing Lenders   and the U.S. Facility Revolving Credit Lenders hereunder in a cash collateral account to be   established by, and under the sole dominion and control of, the Administrative Agent.   (ii) Without duplication of any mandatory prepayment required, and after   giving effect to any mandatory prepayment made, in each case under clause (i) or (iii)   of this Subsection 4.4(b), on any day (other than during an Agent Advance Period) on   which (x) the Aggregate U.S. Borrower Canadian Facility Credit Extensions exceed the   limitations set forth in Subsection 2.1(a)(II)(v) or (y) the Aggregate Canadian Facility   Lender Exposure exceed the Total Canadian Facility Commitment as then in effect, the   U.S. Borrowers shall prepay on such day the principal of outstanding Canadian Facility   Revolving Credit Loans made to the U.S. Borrowers in an amount equal to such   excess. If, after giving effect to the prepayment of all outstanding Canadian Facility   Revolving Credit Loans made to the U.S. Borrowers, the aggregate amount of the   Canadian Facility L/C Obligations in respect of Canadian Facility Letters of Credit   issued to, or for the account of, the U.S. Borrowers exceeds the difference of (1) the   Borrowing Base at such time (based on the Borrowing Base Certificate last delivered)   minus (2) the sum of the unpaid balance of the Aggregate U.S. Borrower U.S. Facility   Extensions and the unpaid balance of the Aggregate Canadian Borrower Credit   Extensions, the U.S. Borrowers shall pay to the Administrative Agent on such day an   amount of cash and/or Cash Equivalents equal to the amount of such excess (up to a   maximum amount equal to such Canadian Facility L/C Obligations at such time), such   cash and/or Cash Equivalents to be held as security for all obligations of the U.S.   Borrowers to the Canadian Facility Issuing Lenders and the Canadian Facility Revolving   Credit Lenders hereunder in a cash collateral account to be established by, and under   the sole dominion and control of, the Administrative Agent.   (iii) Without duplication of any mandatory prepayment required, and after   giving effect to any mandatory prepayment made, under clause (i) or (ii) of this   Subsection 4.4(b), on any day (other than during an Agent Advance Period) on which   (x) the Aggregate Canadian Borrower Credit Extensions exceed the limitations set forth   in Subsection 2.1(a)(II)(vi) or (y) the Aggregate Canadian Facility Lender Exposure   exceed the Total Canadian Facility Commitment as then in effect, the Canadian   Borrowers shall prepay on such day the principal of outstanding Canadian Facility   Revolving Credit Loans made to the Canadian Borrowers in an amount equal to such   excess. If, after giving effect to the prepayment of all outstanding Canadian Facility   Revolving Credit Loans made to the Canadian Borrowers, the aggregate amount of the   Canadian Facility L/C Obligations in respect of Canadian Facility Letters of Credit   issued to, or for the account of, the Canadian Borrowers exceeds the difference of   (1) the Borrowing Base at such time (based on the Borrowing Base Certificate last   delivered) minus (2) the sum of the unpaid balance of the Aggregate U.S. Borrower   U.S. Facility Extensions and the unpaid balance of the Aggregate U.S. Borrower   Canadian Facility Credit Extensions, the Canadian Borrowers shall pay to the   Administrative Agent on such day an amount of cash and/or Cash Equivalents equal to   158   10066032231008166793v315

the amount of such excess (up to a maximum amount equal to such Canadian Facility   L/C Obligations at such time), such cash and/or Cash Equivalents to be held as security   for all obligations of the Canadian Borrowers to the Canadian Facility Issuing Lenders   and the Canadian Facility Lenders hereunder in a cash collateral account to be   established by, and under the sole dominion and control of, the Administrative Agent.   The U.S. Borrowers shall prepay all Swingline Loans then outstanding(c)   simultaneously with each borrowing by them of U.S. Facility Revolving Credit Loans.   [Reserved].(d)   For avoidance of doubt, the Commitments shall not be correspondingly(e)   reduced by the amount of any prepayments of Revolving Credit Loans, FILO Facility   Revolving Credit Loans, payments of Reimbursement Obligations and cash collateralizations of   L/C Obligations, in each case, made under Subsection 4.4(b).   Notwithstanding the foregoing provisions of this Subsection 4.4, if at any(f)   time any prepayment of the Loans pursuant to Subsection 4.4(a) or 4.4(b) would result, after   giving effect to the procedures set forth in this Agreement, in any Borrower incurring breakage   costs under Subsection 4.12 as a result of Eurocurrency Loans or BA Equivalent Loans being   prepaid other than on the last day of an Interest Period with respect thereto, then, the relevant   Borrower may, so long as no Default or Event of Default shall have occurred and be   continuing, in its sole discretion, initially (i) deposit a portion (up to 100.0%) of the amounts   that otherwise would have been paid in respect of such Eurocurrency Loans or BA Equivalent   Loans with the Administrative Agent (which deposit must be equal in amount to the amount of   such Eurocurrency Loans or BA Equivalent Loans not immediately prepaid), to be held as   security for the obligations of such Borrowers to make such prepayment pursuant to a cash   collateral agreement to be entered into on terms reasonably satisfactory to the Administrative   Agent with such cash collateral to be directly applied upon the first occurrence thereafter of   the last day of an Interest Period with respect to such Eurocurrency Loans or BA Equivalent   Loans (or such earlier date or dates as shall be requested by such Borrower) or (ii) make a   prepayment of the Revolving Credit Loans in accordance with Subsection 4.4(a) with an   amount equal to a portion (up to 100.0%) of the amounts that otherwise would have been paid   in respect of such Eurocurrency Loans or BA Equivalent Loans (which prepayment, together   with any deposits pursuant to clause (i) above, must be equal in amount to the amount of such   Eurocurrency Loans or BA Equivalent Loans not immediately prepaid); provided that,   notwithstanding anything in this Agreement to the contrary, none of the Borrowers may   request any Extension of Credit under the Commitments that would reduce the aggregate   amount of the Available Loan Commitments to an amount that is less than the amount of such   prepayment until the related portion of such Eurocurrency Loans or BA Equivalent Loans have   been prepaid upon the first occurrence thereafter of the last day of an Interest Period with   respect to such Eurocurrency Loans or BA Equivalent Loans; provided further, in the case of   either clause (i) or (ii) above, such unpaid Eurocurrency Loans or BA Equivalent Loans shall   continue to bear interest in accordance with Subsection 4.1 until such unpaid Eurocurrency   Loans or BA Equivalent Loans or the related portion of such Eurocurrency Loans or BA   Equivalent Loans, as the case may be, have or has been prepaid.   159   10066032231008166793v315
If a notice of prepayment in connection with a repayment of all(g)   outstanding Loans is given in connection with a conditional notice of termination of   Commitments as contemplated by Subsection 2.3, then such notice of prepayment may be   revoked if such notice of termination is revoked in accordance with Subsection 2.3.   Notwithstanding anything to the contrary herein, this Subsection 4.4 may(h)   be amended (and the Lenders hereby irrevocably authorize the Administrative Agent to enter   into any such amendments) to the extent necessary to reflect differing amounts payable, and   priorities of payments, to Lenders participating in any new classes or tranches of Loans added   pursuant to Subsections 2.6, 2.7 and 2.8, as applicable.   Commitment Fees; Administrative Agent’s Fee; Other Fees. (a) (i) Each4.5   U.S. Borrower agrees to pay to the Administrative Agent, for the account of each U.S. Facility   Lender, a commitment fee for the period from and including the first day of the Commitment   Period to the Termination Date, computed at the Applicable Commitment Fee Rate on the   average daily amount of the Available U.S. Facility Loan Commitment of such U.S. Facility   Lender during the period for which payment is made, payable quarterly in arrears on the last   Business Day of each Fiscal Quarter and on the Termination Date or such earlier date as the   U.S. Facility Commitments shall terminate as provided herein, commencing on the first such   date to occur after the Closing Date.   (ii) Each Canadian Borrower agrees to pay to the Administrative Agent,   for the account of each Canadian Facility Lender, a commitment fee for the period from   and including the first day of the Commitment Period to the Termination Date,   computed at the Applicable Commitment Fee Rate on the average daily amount of the   Available Canadian Facility Loan Commitment of such Canadian Facility Lender during   the period for which payment is made, payable quarterly in arrears on the last Business   Day of each Fiscal Quarter and on the Termination Date or such earlier date as the   Canadian Facility Commitments shall terminate as provided herein, commencing on the   first such date to occur after the Closing Date.   (iii) Each U.S. Borrower agrees to pay to the Administrative Agent, for   the account of each FILO Facility Lender, a commitment fee for the period from and   including the first day of the FILO Commitment Period to the Termination Date,   computed at the Applicable Commitment Fee Rate on the average daily amount of the   Available FILO Facility Loan Commitment of such FILO Facility Lender during the   period for which payment is made, payable quarterly in arrears on the last Business Day   of each Fiscal Quarter and on the Termination Date or such earlier date as the FILO   Facility Commitments shall terminate as provided herein, commencing on the first such   date to occur after the Seventh Amendment Effective Date.   Each Borrower agrees to pay to the Administrative Agent the fees set(b)   forth in the last paragraph under the heading “ABL Facility Fees” of the Fee Letter on the   payment dates set forth therein.   Computation of Interest and Fees. (a) Interest (other than interest based4.6   on the Base Rate, the Canadian Prime Rate or the BACDOR Screen Rate) shall be calculated   160   10066032231008166793v315
on the basis of a 360-day year for the actual days elapsed; and commitment fees and interest   based on the Base Rate, the Canadian Prime Rate or the BACDOR Screen Rate shall be   calculated on the basis of a 365-day year (or 366-day year, as the case may be) for the actual   days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower   Representative and the affected Lenders of each determination of ana Term SOFR Rate,   Adjusted LIBOREURIBOR Rate or Adjusted CDOR Rate. Any change in the interest rate on   a Loan resulting from a change in the Alternate Base Rate, the Canadian Prime Rate or the   Statutory Reserves shall become effective as of the opening of business on the day on which   such change becomes effective. The Administrative Agent shall as soon as practicable notify   the Borrower Representative and the affected Lenders of the effective date and the amount of   each such change in interest rate.   Each determination of an interest rate by the Administrative Agent(b)   pursuant to any provision of this Agreement shall be conclusive and binding on each of the   Borrowers and the Lenders in the absence of manifest error. The Administrative Agent shall,   at the request of the Borrower Representative or any Lender, deliver to the Borrower   Representative or such Lender a statement showing in reasonable detail the calculations used   by the Administrative Agent in determining any interest rate pursuant to Subsection 4.1,   excluding any LIBOR Rate which is based upon ICE LIBOR published by Reuters Monitor   Money Rates Service page and any ABR Loan which is based upon the Alternate Base Rate or   theany Canadian Prime Rate.   Inability to Determine Interest Rate. (a) If, prior to the first day of any4.7   Interest Period, (and, in the case of a Daily Simple SOFR Rate Loan, during the period that   such Loan is outstanding), the Administrative Agent shall have determined (which   determination shall be conclusive and binding upon each of the Borrowers) that, by reason of   circumstances affecting the relevant market, adequate and reasonable means do not exist for   ascertaining the Adjusted LIBOREurocurrency Rate with respect to any Eurocurrency Loan   (the “Affected Eurocurrency Rate”) or, the BATerm SOFR Rate with respect to any BA   EquivalentTerm SOFR Rate Loan (the “Affected BATerm SOFR Rate”) or the Daily Simple   SOFR Rate with respect to any Daily Simple SOFR Rate Loan (the “Affected Daily Simple   SOFR Rate”) for such Interest Period, the Administrative Agent shall give facsimile or   telephonic notice thereof to the Borrower Representative and the Lenders as soon as   practicable thereafter. If such notice is given, (a) any Term SOFR Rate Loans the rate of   interest applicable to which is based on the Affected Term SOFR Rate requested to be made   on the first day of such Interest Period shall be made as ABR Loans and any Daily Simple   SOFR Rate Loans the rate of interest applicable to which is based on the Affected Daily   Simple SOFR Rate shall be made as ABR Loans, (b) any Eurocurrency Loans to be made in   Canadian Dollars the rate of interest applicable to which is based on the Affected Eurocurrency   Rate requested to be made on the first day of such Interest Period shall be made as ABR   Loans in Dollars, (b) any BA Equivalent Loans the rate of interest applicable to which is based   on the Affected BA Rate requested to be made on the first day of such Interest Period shall be   made as Canadian Prime Rate Loans, (c) any Eurocurrency Loans to be made in a Designated   Foreign Currency (other than Canadian Dollars) the rate of interest applicable to which is based   on the Affected Eurocurrency Rate requested to be made on the first day of such Interest   Period shall not be required to be made hereunder in suchbe made as Central Bank Rate Loans   161   10066032231008166793v315
in the applicable Designated Foreign Currency and, upon receipt of such notice, the Borrower   Representative may at its option revoke the pending request for such Eurocurrency Loans or   convert such request into a request for ABR Loans to be made in Dollars or Canadian Prime   Rate Loans to be made in Canadian Dollars, (d) any Loans that were to have been converted   on the first day of such Interest Period to or continued as EurocurrencyTerm SOFR Rate   Loans the rate of interest applicable to which is based upon the Affected EurocurrencyTerm   SOFR Rate shall be converted to or continued as ABR Loans and any Loans that were to have   been converted to Daily Simple SOFR Rate Loans the rate of interest applicable to which is   based upon the Affected Daily Simple SOFR Rate shall be converted to ABR Loans, (e) any   Loans that were to have been converted on the first day of such Interest Period to or   continued as BA RateEurocurrency Loans denominated in Canadian Dollars the rate of interest   applicable to which is based upon the Affected BAEurocurrency Rate shall be converted to or   continued as Canadian Prime Rate Loans and (f) any Eurocurrency Loans denominated in Euro   that were to have been continued as a Designated Foreign Currency (other than Canadian   Dollars) the rate of interest applicable to which is based upon the Affected Eurocurrency Rate   shall be converted to or continued as Central Bank Rate Loans in the applicable Designated   Foreign Currency. Until such notice has been withdrawn by the Administrative Agent, no   further Daily Simple SOFR Rate Loans, Term SOFR Rate Loans or Eurocurrency Loans the   rate of interest applicable to which is based upon the Affected Eurocurrency Rate shall (at the   option of the Borrower Representative) remain outstanding, and shall bear interest at an   alternate rate which reflects, as to each Lender, such Lender’s cost of funding such   Eurocurrency Loans (which rate, if less than zero, shall be deemed zero for purposes of this   Agreement), as reasonably determined by the Administrative Agent, plus the Applicable Margin   hereunder. Until such notice has been withdrawn by the Administrative Agent, no further   Eurocurrency Loans or BA Equivalent Loans the rate of interest applicable to which is based   upon the Daily Simple SOFR Rate, Affected Term SOFR Rate or Affected Eurocurrency Rate   or the Affected BA Rate shall be made or continued as such, nor shall any of the Borrowers   have the right to convert ABR Loans to EurocurrencyDaily Simple SOFR Rate Loans or Term   SOFR Rate Loans or Canadian Prime Rate Loans to BA EquivalentEurocurrency Loans   denominated in Canadian Dollars, the rate of interest applicable to which is based upon the   Affected Daily Simple SOFR Rate, Affected Term SOFR Rate or Affected Eurocurrency Rate   or the Affected BA Rate.   In connection with the use, implementation or administration of CDOR(b)   Screen Rate, EURIBOR Screen Rate, Term SOFR Rate, SOFR or any replacement rate   adopted in accordance with the terms of this Agreement, the Administrative Agent will have   the right to make the Benchmark Replacement Conforming Changes from time to time with the   consent of the Borrower Representative and, notwithstanding anything to the contrary herein or   in any other Loan Document, any amendments adopting or implementing such Benchmark   Replacement Conforming Changes will become effective without any further action or consent   of any other party to this Agreement or any other Loan Document. The Administrative Agent   will promptly notify the Borrower Representative and the Lenders of the effectiveness of any   Benchmark Replacement Conforming Changes.   Pro Rata Treatment and Payments. (a) Except as expressly otherwise4.8   provided herein, each borrowing of U.S. Facility Revolving Credit Loans (other than Swingline   162   10066032231008166793v315

Loans) or Canadian Facility Revolving Credit Loans, as applicable, by any of the applicable   Borrowers from the Lenders hereunder shall be made, each payment by any of the Borrowers   on account of any commitment fee in respect of the U.S. Facility Commitments or the   Canadian Facility Commitments, as applicable, hereunder shall be allocated by the   Administrative Agent, and any reduction of the U.S. Facility Commitments or the Canadian   Facility Commitments of the Lenders, as applicable, shall be allocated by the Administrative   Agent, in each case pro rata according to the U.S. Facility Commitment Percentages or the   Canadian Facility Commitment Percentages, as applicable, of the applicable Lenders. Except as   expressly otherwise provided herein, each payment (including each prepayment (but excluding   payments made pursuant to Subsection 2.6, 2.7, 2.8, 4.5(b), 4.9, 4.10, 4.11, 4.12, 4.13(d),   4.15(c) or 11.1(g))) by any of the applicable Borrowers on account of principal of and interest   on any U.S. Facility Revolving Credit Loans or Canadian Facility Revolving Credit Loans, as   applicable, shall be allocated by the Administrative Agent pro rata according to the respective   outstanding principal amounts of such Revolving Credit Loans then held by the relevant   Revolving Credit Lenders, and each payment on account of principal of and interest on any   loans made pursuant to any Tranche established after the date of this Agreement shall be   allocated pro rata (or as may otherwise be provided for in the applicable amendment to this   Agreement relating to such Tranche) among the Lenders with Incremental Revolving   Commitments in respect thereof or with participations in such Tranche (in each case subject to   any limitations on non-pro rata payments otherwise provided for in Subsection 2.6(b)(i)(E) or   2.6(b)(ii)). All payments (including prepayments) to be made by any of the Borrowers   hereunder, whether on account of principal, interest, fees, Reimbursement Obligations or   otherwise, shall be made without set-offsetoff or counterclaim and shall be made on or prior to   the time expressly required hereunder or under such other Loan Document for such payment   (or, if no such time is expressly required, prior to 2:00 P.M., New York City time (or such   later time as may be agreed by the Administrative Agent in its reasonable discretion)) on the   due date thereof to the Administrative Agent for the account of the Lenders holding the   relevant Loans, the Lenders, the Administrative Agent, or the Other Representatives, as the   case may be, at the Administrative Agent’s office specified in Subsection 11.2, in Dollars (or in   the applicable Designated Foreign Currency, as the case may be) in immediately available   funds. Payments received by the Administrative Agent after such time shall be deemed to have   been received on the next Business Day. The Administrative Agent shall distribute such   payments to such Lenders or Other Representatives, as the case may be, if any such payment is   received prior to 2:00 P.M., New York City time, on a Business Day, in like funds as received   prior to the end of such Business Day and otherwise the Administrative Agent shall distribute   such payment to such Lenders or Other Representatives, as the case may be, on the next   succeeding Business Day. If any payment hereunder (other than payments on the Daily Simple   SOFR Rate Loans, Term SOFR Rate Loans or Eurocurrency Loans or BA Equivalent Loans)   becomes due and payable on a day other than a Business Day, the maturity of such payment   shall be extended to the next succeeding Business Day, and, with respect to payments of   principal, interest thereon shall be payable at the then applicable rate during such extension. If   any payment on a Eurocurrency Loan or BA EquivalentDaily Simple SOFR Rate Loan, Term   SOFR Rate Loan or Eurocurrency Loan becomes due and payable on a day other than a   Business Day, the maturity of such payment shall be extended to the next succeeding Business   Day (and, with respect to payments of principal, interest thereon shall be payable at the then   applicable rate during such extension) unless the result of such extension would be to extend   163   10066032231008166793v315
such payment into another calendar month, in which event such payment shall be made on the   immediately preceding Business Day. Any pro rata calculations required to be made pursuant   to this Subsection 4.8(a) in respect to any Revolving Credit Loan denominated in a Designated   Foreign Currency shall be made on a Dollar Equivalent basis. This Subsection 4.8(a) may be   amended in accordance with Subsection 11.1(d) to the extent necessary to reflect differing   amounts payable, and priorities of payments, to Lenders participating in any new Tranches   added pursuant to Subsections 2.6, 2.7 and 2.8, as applicable.   Unless the Administrative Agent shall have been notified in writing by(b)   any Lender prior to a borrowing that such Lender will not make the amount that would   constitute its share of such borrowing available to the Administrative Agent, the Administrative   Agent may assume that such Lender is making such amount available to the Administrative   Agent, and the Administrative Agent may, in reliance upon such assumption, make available to   the applicable Borrowers in respect of such borrowing a corresponding amount. If such   amount is not made available to the Administrative Agent by the required time on the   Borrowing Date therefor, such Lender shall pay to the Administrative Agent on demand, such   amount with interest thereon at a rate equal to (i) for amounts denominated in Dollars, the   daily average Federal Funds Effective Rate, and (ii) for amounts denominated in a Designated   Foreign Currency, the rate customary in such Designated Foreign Currency for settlement of   similar interbank obligations as determined by the Administrative Agent, in each case for the   period until such Lender makes such amount immediately available to the Administrative   Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any   amounts owing under this Subsection 4.8(b) shall be conclusive in the absence of manifest   error. If such Lender’s share of such borrowing is not made available to the Administrative   Agent by such Lender within three Business Days of such Borrowing Date, (x) the   Administrative Agent shall notify the Borrower Representative of the failure of such Lender to   make such amount available to the Administrative Agent and the Administrative Agent shall   also be entitled to recover such amount with interest thereon at the rate per annum applicable   to such Loans pursuant to Subsection 4.1 on demand from such Borrower and (y) then such   Borrower may, without waiving or limiting any rights or remedies it may have against such   Lender hereunder or under applicable law or otherwise, borrow a like amount on an unsecured   basis from any commercial bank for a period ending on the date upon which such Lender does   in fact make such borrowing available; provided that at the time such borrowing is made and at   all times while such amount is outstanding such Borrower would be permitted to borrow such   amount pursuant to Subsection 2.1.   Illegality. Notwithstanding any other provision herein, if the adoption of4.9   or any change in any Requirement of Law or in the interpretation or application thereof in each   case occurring after the Closing Date shall make it unlawful for any Lender to make or   maintain any EurocurrencyDaily Simple SOFR Rate Loans, Term SOFR Rate Loans or BA   EquivalentEurocurrency Loans as contemplated by this Agreement (“Affected Loans”), (a) such   Lender shall promptly give written notice of such circumstances to the Borrower   Representative and the Administrative Agent (which notice shall be withdrawn whenever such   circumstances no longer exist), (b) the commitment of such Lender hereunder to make Affected   Loans, continue Affected Loans as such and convert an ABR Loan or a Canadian Prime Rate   Loan to an Affected Loan shall forthwith be cancelled and, until such time as it shall no longer   164   10066032231008166793v315
be unlawful for such Lender to make or maintain such Affected Loans, such Lender shall then   have a commitment only to make an ABR Loan or a Canadian Prime Rate Loan (or a   Swingline Loan), as applicable, when an Affected Loan is requested and (c) such Lender’s   Loans then outstanding as Affected Loans, if any, (x) if denominated in Dollars, shall be   converted automatically to ABR Loans, (y) if denominated in Canadian Dollars, shall be   converted automatically to Canadian Prime Rate Loans and (z) if denominated in any other   Designated Foreign Currency, shall, at the option of the Borrower Representative, (i) be   prepaid with accrued interest thereon on the last day of the then current Interest Period with   respect thereto (or such earlier date as may be required by any Requirement of Law) or (ii)   bear interest at an alternate rate which reflects such Lender’s cost of funding such Loans   (which rate, if less than zero, shall be deemed zero for purposes of this Agreement), as   reasonably determined by the Administrative Agent, plus the Applicable Margin hereunder. If   any such conversion or prepayment of an Affected Loan occurs on a day which is not the last   day of the then current Interest Period with respect thereto, the applicable Borrower shall pay   to such Lender such amounts, if any, as may be required pursuant to Subsection 4.12.   Requirements of Law. (a) If the adoption of or any change in any4.10   Requirement of Law or in the interpretation or application thereof applicable to any Lender or   any Issuing Lender, or compliance by any Lender or any Issuing Lender with any request or   directive (whether or not having the force of law) from any central bank or other   Governmental Authority, in each case made subsequent to the Closing Date (or, if later, the   date on which such Lender becomes a Lender or such Issuing Lender becomes an Issuing   Lender):   shall subject such Lender or such Issuing Lender to any Tax of(i)   any kind whatsoever with respect to any Letter of Credit, any L/C Request or   any Eurocurrency Loans or BA Equivalent Loans made or maintained by it or   its obligation to make or maintain Eurocurrency Loans or BA Equivalent Loans,   or change the basis of taxation of payments to such Lender in respect thereof, in   each case, except for Non-Excluded Taxes, Taxes imposed by FATCA and   Taxes measured by or imposed upon net income, or franchise Taxes, or Taxes   measured by or imposed upon overall capital or net worth, or branch Taxes (in   the case of such capital, net worth or branch Taxes, imposed in lieu of such net   income Tax), of such Lender, such Issuing Lender or its applicable lending   office, branch, or any affiliate thereof;   shall impose, modify or hold applicable any reserve, special(ii)   deposit, compulsory loan or similar requirement against assets held by, deposits   or other liabilities in or for the account of, advances, loans or other extensions   of credit by, or any other acquisition of funds by, any office of such Lender   which is not otherwise included in the determination of the LIBORAdjusted   EURIBOR Rate or BAAdjusted CDOR Rate, as the case may be, hereunder; or   shall impose on such Lender or such Issuing Lender any other(iii)   condition (excluding any Tax of any kind whatsoever);   165   10066032231008166793v315
and the result of any of the foregoing is to increase the cost to such Lender or such Issuing   Lender, by an amount which such Lender or such Issuing Lender deems to be material, of   making, converting into, continuing or maintaining Eurocurrency Loans or BA Equivalent   Loans, or issuing or participating in Letters of Credit or to reduce any amount receivable   hereunder in respect thereof, then, in any such case, upon notice to the Borrower   Representative from such Lender, through the Administrative Agent in accordance herewith,   the applicable Borrower shall promptly pay such Lender or such Issuing Lender, upon its   demand, any additional amounts necessary to compensate such Lender for such increased cost   or reduced amount receivable with respect to such Eurocurrency Loans or BA Equivalent   Loans, or Letters of Credit, provided that, in any such case, such Borrower may elect to   convert the Eurocurrency Loans and/or BA Equivalent Loansdenominated in Canadian Dollars   made by such Lender hereunder to ABR Loans (to the extent, in the case of Eurocurrency   Loans, such Eurocurrency Loans are denominated in Dollars and, in all cases, to the extent   such Loans are permitted by Subsection 4.2)Canadian Prime Rate Loans by giving the   Administrative Agent at least one Business Day’s (or such shorter period as may be agreed by   the Administrative Agent in its reasonable discretion) notice of such election, in which case   such Borrower shall promptly pay to such Lender, upon demand, without duplication, amounts   theretofore required to be paid to such Lender pursuant to this Subsection 4.10(a) and such   amounts, if any, as may be required pursuant to Subsection 4.12. If any Lender becomes   entitled to claim any additional amounts pursuant to this Subsection 4.10(a), it shall provide   prompt notice thereof to the Borrower Representative, through the Administrative Agent,   certifying (x) that one of the events described in this clause (a) has occurred and describing in   reasonable detail the nature of such event, (y) as to the increased cost or reduced amount   resulting from such event and (z) as to the additional amount demanded by such Lender and a   reasonably detailed explanation of the calculation thereof. Such a certificate as to any   additional amounts payable pursuant to this Subsection 4.10(a) submitted by such Lender,   through the Administrative Agent, to the Borrower Representative shall be conclusive in the   absence of manifest error. Notwithstanding anything to the contrary in this Subsection 4.10(a),   the Borrowers shall not be required to compensate a Lender pursuant to this Subsection   4.10(a) (i) for any amounts incurred more than six months prior to the date that such Lender   notifies the Borrower Representative of such Lender’s intention to claim compensation therefor   (except that, if the change in law giving rise to such increased costs is retroactive, then the 180   day period referred to above shall be extended to include the period of retroactive effect   thereof) or (ii) for any amounts, if such Lender is applying this provision to the Borrowers in a   manner that is inconsistent with its application of “increased cost” or other similar provisions   under other credit agreements to similarly situated borrowers. This covenant shall survive the   termination of this Agreement and the payment of the Loans and all other amounts payable   hereunder.   If any Lender or any Issuing Lender shall have determined that the(b)   adoption of or any change in any Requirement of Law regarding capital adequacy or liquidity   or in the interpretation or application thereof or compliance by such Lender or such Issuing   Lender or any corporation controlling such Lender or such Issuing Lender with any request or   directive regarding capital adequacy or liquidity (whether or not having the force of law) from   any Governmental Authority, in each case, made subsequent to the Closing Date, does or shall   have the effect of reducing the rate of return on such Lender’s or such corporation’s capital as   166   10066032231008166793v315

a consequence of such Lender’s or such Issuing Lender’s obligations hereunder or under or in   respect of any Letter of Credit to a level below that which such Lender or such corporation   could have achieved but for such change or compliance (taking into consideration such   Lender’s or such Issuing Lender’s or such corporation’s policies with respect to capital   adequacy) by an amount deemed by such Lender or such Issuing Lender to be material, then   from time to time, within 10 Business Days after submission by such Lender to the Borrower   Representative (through the Administrative Agent) of a written request therefor certifying   (x) that one of the events described in this clause (b) has occurred and describing in reasonable   detail the nature of such event, (y) as to the reduction of the rate of return on capital resulting   from such event and (z) as to the additional amount or amounts demanded by such Lender or   such Issuing Lender or corporation and a reasonably detailed explanation of the calculation   thereof, the applicable Borrower shall pay to such Lender such additional amount or amounts   as will compensate such Lender or corporation for such reduction. Such a certificate as to any   additional amounts payable pursuant to this Subsection 4.10(b) submitted by such Lender,   through the Administrative Agent, to the Borrower Representative shall be conclusive in the   absence of manifest error. Notwithstanding anything to the contrary in this Subsection 4.10(b),   the Borrowers shall not be required to compensate a Lender pursuant to this Subsection   4.10(b) (i) for any amounts incurred more than six months prior to the date that such Lender   notifies the Borrower Representative of such Lender’s intention to claim compensation therefor   or (ii) for any amounts, if such Lender is applying this provision to the Borrowers in a manner   that is inconsistent with its application of “increased cost” or other similar provisions under   other credit agreements to similarly situated borrowers. This covenant shall survive the   termination of this Agreement and the payment of the Loans and all other amounts payable   hereunder.   Notwithstanding anything herein to the contrary, the Dodd Frank Wall(c)   Street Reform and Consumer Protection Act, and all requests, rules, regulations, guidelines and   directives promulgated thereunder or issued in connection therewith and all requests, rules,   guidelines or directives promulgated by the Bank for International Settlements, the Basel   Committee on Banking Supervision (or any successor authority) or the United States or foreign   regulatory authorities, in each case pursuant to Basel III, in each case shall be deemed to have   been enacted, adopted or issued, as applicable, subsequent to the Closing Date for all purposes   herein.   Taxes. (a) Except as provided below in this Subsection 4.11 or as4.11   required by law (which, for purposes of this Subsection 4.11, shall include FATCA), all   payments made by the Borrowers or the Agents under this Agreement and any Notes shall be   made free and clear of, and without deduction or withholding for or on account of any Taxes;   provided that if any Non-Excluded Taxes are required to be withheld from any amounts   payable by such Borrower or the Administrative Agent to any Agent or any Lender hereunder   or under any Notes, the amounts so payable by such Borrower shall be increased to the extent   necessary to yield to such Agent or such Lender (after payment of all Non-Excluded Taxes)   interest or any such other amounts payable hereunder at the rates or in the amounts specified   in this Agreement; provided, however, that the Borrowers shall be entitled to deduct and   withhold, and the Borrowers shall not be required to indemnify for, any Non-Excluded Taxes,   and any such amounts payable by any Borrower to or for the account of any Agent or Lender   167   10066032231008166793v315
shall not be increased (x) if such Agent or Lender fails to comply with the requirements of   clause (b), (c), (d) or (e) of this Subsection 4.11 or with the requirements of Subsection 4.13,   or (y) with respect to any Non-Excluded Taxes imposed in connection with the payment of any   fees paid under this Agreement unless such Non-Excluded Taxes are imposed as a result of a   Change in Law, or (z) with respect to any Non-Excluded Taxes imposed by the United States   or any state or political subdivision thereof, unless such Non-Excluded Taxes are imposed as a   result of a change in treaty, law or regulation that occurred after such Agent became an Agent   hereunder or such Lender became a Lender hereunder (or, if such Agent or Lender is a non-   U.S. intermediary or flow-through entity for U.S. federal income tax purposes, after the   relevant beneficiary or member of such Agent or Lender became such a beneficiary or member,   if later) (any such change, at such time, a “Change in Law”). Whenever any Non-Excluded   Taxes are payable by any Borrower, as promptly as possible thereafter the Borrower   Representative shall send to the Administrative Agent for its own account or for the account of   the respective Lender or Agent, as the case may be, a certified copy of an original official   receipt received by such Borrower showing payment thereof. If any Borrower fails to pay any   Non-Excluded Taxes when due to the appropriate Governmental Authority in accordance with   applicable law or the Borrower Representative fails to remit to the Administrative Agent the   required receipts or other required documentary evidence, such Borrower shall indemnify the   Administrative Agent, the Lenders and the Agents for any incremental Taxes, interest or   penalties that may become payable by the Administrative Agent or any Lender as a result of   any such failure. The agreements in this Subsection 4.11 shall survive the termination of this   Agreement and the payment of the Loans and all other amounts payable hereunder.   Each Agent and each Lender that is not a United States Person shall:(b)   (1) on or before the date of any payment by any of the(i)   Borrowers under this Agreement or any Notes to, or for the account of, such   Agent or Lender, deliver to the Borrower Representative and the Administrative   Agent (A) two accurate and complete original signed Internal Revenue Service   Forms W-8BEN-E (certifying that it is a resident of the applicable country   within the meaning of the income tax treaty between the United States and that   country) or Forms W-8ECI, or successor applicable form, as the case may be, in   each case certifying that it is entitled to receive all payments under this   Agreement and any Notes without deduction or withholding of any U.S. federal   income taxes, and (B) such other forms, documentation or certifications, as the   case may be, certifying that it is entitled to an exemption from United States   backup withholding tax with respect to payments under this Agreement and any   Notes;   deliver to the Borrower Representative and the Administrative(2)   Agent two further accurate and complete original signed forms or certifications   provided in Subsection 4.11(b)(i)(1) on or before the date that any such form or   certification expires or becomes obsolete and after the occurrence of any event   requiring a change in the most recent form or certificate previously delivered by   it to the Borrower Representative;   168   10066032231008166793v315
obtain such extensions of time for filing and completing such(3)   forms or certifications as may reasonably be requested by the Borrower   Representative or the Administrative Agent; and   deliver, to the extent legally entitled to do so, upon reasonable(4)   request by the Borrower Representative, to the Borrower Representative and the   Administrative Agent such other forms as may be reasonably required in order   to establish the legal entitlement of such Agent or such Lender to an exemption   from, or reduction of, withholding with respect to payments under this   Agreement and any Notes, provided that in determining the reasonableness of a   request under this clause (4) such Lender shall be entitled to consider the cost   (to the extent unreimbursed by any Loan Party) which would be imposed on   such Lender of complying with such request; or   in the case of any such Lender that is not a “bank” within the(ii)   meaning of Section 881(c)(3)(A) of the Code and is claiming the so-called   “portfolio interest exemption”,   represent to the Borrowers and the Administrative Agent that it is(1)   not (A) a bank within the meaning of Section 881(c)(3)(A) of the Code, (B) a   “10 percent shareholder” of any Borrower within the meaning of   Section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation”   described in Section 881(c)(3)(C) of the Code;   on or before the date of any payment by any of the Borrowers(2)   under this Agreement or any Notes to, or for the account of, such Lender,   deliver to the Borrower Representative and the Administrative Agent, (A) two   certificates substantially in the form of Exhibit D hereto (any such certificate a   “U.S. Tax Compliance Certificate”) and (B) two accurate and complete original   signed Internal Revenue Service Forms W-8BEN-E, or successor applicable   form, certifying to such Lender’s legal entitlement at the date of such form to an   exemption from U.S. withholding tax under the provisions of Section 871(h) or   Section 881(c) of the Code with respect to payments to be made under this   Agreement and any Notes and (C) such other forms, documentation or   certifications, as the case may be certifying that it is entitled to an exemption   from United States backup withholding tax with respect to payments under this   Agreement and any Notes (and shall also deliver to the Borrower Representative   and the Administrative Agent two further accurate and complete original signed   forms or certificates on or before the date it expires or becomes obsolete and   after the occurrence of any event requiring a change in the most recently   provided form or certificate and, if necessary, obtain any extensions of time   reasonably requested by the Borrower Representative or the Administrative   Agent for filing and completing such forms or certificates); and   deliver, to the extent legally entitled to do so, upon reasonable(3)   request by the Borrower Representative, to the Borrower Representative and the   Administrative Agent such other forms as may be reasonably required in order   169   10066032231008166793v315
to establish the legal entitlement of such Lender to an exemption from, or   reduction of, withholding with respect to payments under this Agreement and   any Notes, provided that in determining the reasonableness of a request under   this clause (3) such Lender shall be entitled to consider the cost (to the extent   unreimbursed by the Borrower Representative) which would be imposed on such   Lender of complying with such request; or   in the case of any such Agent or Lender that is a non-U.S.(iii)   intermediary or flow-through entity for U.S. federal income tax purposes,   on or before the date of any payment by any of the Borrowers(1)   under this Agreement or any Notes to, or for the account of, such Agent or   Lender, deliver to the Borrower Representative and the Administrative Agent   two accurate and complete original signed Internal Revenue Service Forms W-   8IMY, or successor applicable form, and, if any beneficiary or member of such   agent or such Lender is claiming the so-called “portfolio interest exemption”,   (I) represent to the Borrowers and the Administrative Agent that such agent or   such Lender is not (A) a bank within the meaning of Section 881(c)(3)(A) of   the Code, (B) a “10 percent shareholder” of any Borrower within the meaning   of Section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation”   described in Section 881(c)(3)(C) of the Code, and (II) also deliver to the   Borrower Representative and the Administrative Agent two U.S. Tax   Compliance Certificates certifying to such Agent’s or such Lender’s legal   entitlement at the date of such certificate to an exemption from U.S. withholding   tax under the provisions of Section 881(c) of the Code with respect to payments   to be made under this Agreement and any Notes; and   with respect to each beneficiary or member of such Agent(A)   or Lender that is not claiming the so-called “portfolio interest   exemption”, also deliver to the Borrower Representative and the   Administrative Agent (I) two accurate and complete original signed   Internal Revenue Service Forms W-8BEN-E (certifying that such   beneficiary or member is a resident of the applicable country within the   meaning of the income tax treaty between the United States and that   country), Forms W-8ECI or Forms W-9, or successor applicable form, as   the case may be, in each case so that each such beneficiary or member is   entitled to receive all payments under this Agreement and any Notes   without deduction or withholding of any U.S. federal income taxes and   (II) such other forms, documentation or certifications, as the case may   be, certifying that each such beneficiary or member is entitled to an   exemption from United States backup withholding tax with respect to all   payments under this Agreement and any Notes; and   with respect to each beneficiary or member of such(B)   Lender that is claiming the so-called “portfolio interest exemption”,   (I) represent to the Borrowers and the Administrative Agent that such   beneficiary or member is not (1) a bank within the meaning of Section   170   10066032231008166793v315

881(c)(3)(A) of the Code, (2) a “10 percent shareholder” of any   Borrower within the meaning of Section 881(c)(3)(B) of the Code, or   (3) a “controlled foreign corporation” described in Section 881(c)(3)(C)   of the Code, and (II) also deliver to the Borrower Representative and the   Administrative Agent two U.S. Tax Compliance Certificates from each   beneficiary or member and two accurate and complete original signed   Internal Revenue Service Forms W-8BEN-E, or successor applicable   form, certifying to such beneficiary’s or member’s legal entitlement at the   date of such certificate to an exemption from U.S. withholding tax under   the provisions of Section 871(h) or Section 881(c) of the Code with   respect to payments to be made under this Agreement and any Notes,   and (III) also deliver to the Borrower Representative and the   Administrative Agent such other forms, documentation or certifications,   as the case may be, certifying that it is entitled to an exemption from   United States backup withholding tax with respect to payments under   this Agreement and any Notes;   deliver to the Borrower Representative and the Administrative(2)   Agent two further accurate and complete original signed forms, certificates or   certifications referred to above on or before the date any such form, certificate   or certification expires or becomes obsolete, or any beneficiary or member   changes, and after the occurrence of any event requiring a change in the most   recently provided form, certificate or certification and obtain such extensions of   time reasonably requested by the Borrower Representative or the Administrative   Agent for filing and completing such forms, certificates or certifications; and   deliver, to the extent legally entitled to do so, upon reasonable(3)   request by the Borrower Representative, to the Borrower Representative and the   Administrative Agent such other forms as may be reasonably required in order   to establish the legal entitlement of such Agent or Lender (or beneficiary or   member) to an exemption from, or reduction of, withholding with respect to   payments under this Agreement and any Notes, provided that in determining the   reasonableness of a request under this clause (3) such Agent or Lender shall be   entitled to consider the cost (to the extent unreimbursed by any of the   Borrowers) which would be imposed on such Agent or Lender (or beneficiary or   member) of complying with such request;   unless in any such case (other than with respect to United States backup withholding tax) there   has been a Change in Law which renders all such forms inapplicable or which would prevent   such Agent or such Lender (or such beneficiary or member) from duly completing and   delivering any such form with respect to it and such Agent or such Lender so advises the   Borrower Representative and the Administrative Agent.   Each Lender and each Agent, in each case that is a United States Person,(c)   shall on or before the date of any payment by any Borrower under this Agreement or any   Notes to such Lender or Agent, deliver to the Borrower Representative and the Administrative   Agent two accurate and complete original signed Internal Revenue Service Forms W-9, or   171   10066032231008166793v315
successor applicable form, certifying that such Lender or Agent is a United States Person and   that such Lender or Agent is entitled to complete exemption from United States backup   withholding tax.   Notwithstanding the foregoing, if the Administrative Agent is not a(d)   United States Person, on or before the date of any payment by any of the Borrowers under this   Agreement or any Notes to the Administrative Agent, the Administrative Agent shall:   (i) deliver to the Borrower Representative (A) two accurate and(iv)   complete original signed Internal Revenue Service Forms W-8ECI, or successor   applicable form, with respect to any amounts payable to the Administrative   Agent for its own account, (B) two accurate and complete original signed   Internal Revenue Service Forms W-8IMY, or successor applicable form, with   respect to any amounts payable to the Administrative Agent for the account of   others, certifying that it is a “U.S. branch” and that the payments it receives for   the account of others are not effectively connected with the conduct of its trade   or business in the United States and that it is using such form as evidence of its   agreement with the Borrowers to be treated as a U.S. person with respect to   such payments (and the Borrowers and the Administrative Agent agree to so   treat the Administrative Agent as a U.S. person with respect to such payments   as contemplated by U.S. Treasury Regulation § 1.1441-1(b)(2)(iv)) and (C) such   other forms or certifications as may be sufficient under applicable law to   establish that the Administrative Agent is entitled to receive any payment by any   of the Borrowers under this Agreement or any Notes (whether for its own   account or for the account of others) without deduction or withholding of any   U.S. federal income taxes;   (ii) deliver to the Borrower Representative two further accurate(v)   and complete original signed forms or certifications provided in Subsection   4.11(d)(i) on or before the date that any such form or certification expires or   becomes obsolete and after the occurrence of any event requiring a change in   the most recent form or certificate previously delivered by it to the Borrower   Representative; and   (iii) obtain such extensions of time for filing and completing such(vi)   forms or certifications as may reasonably be requested by the Borrower   Representative or the Administrative Agent;   unless in any such case (other than with respect to United States backup withholding tax) there   has been a Change in Law which renders all such forms inapplicable or which would prevent   the Administrative Agent from duly completing and delivering any such form with respect to it   and the Administrative Agent so advises the Borrower Representative.   If a payment made to an Agent or a Lender under any Loan Document(e)   would be subject to U.S. federal withholding tax imposed by FATCA if such Agent or such   Lender were to fail to comply with the applicable reporting requirements of FATCA, such   Agent or such Lender shall deliver to the Administrative Agent and the Borrower   172   10066032231008166793v315
Representative, at the time or times prescribed by law and at such time or times reasonably   requested by the Administrative Agent or the Borrower Representative, such documentation   prescribed by applicable law and such additional documentation reasonably requested by the   Administrative Agent or the Borrower Representative as may be necessary for the   Administrative Agent and the Borrowers to comply with their respective obligations (including   any applicable reporting requirements) under FATCA, to determine whether such Agent or   such Lender has complied with such Agent’s or such Lender’s obligations under FATCA or to   determine the amount to deduct and withhold from such payment. For the avoidance of doubt,   the Borrowers and the Administrative Agent shall be permitted to withhold any Taxes imposed   by FATCA.   If any Lender or Agent is entitled to an exemption from or reduction of(f)   withholding Tax with respect to payments made under this Agreement or any Notes by a   Canadian Loan Party, such Lender or Agent shall deliver to the applicable Borrower, promptly   following the time or times reasonably requested by such Borrower, such properly completed   and executed documentation required by applicable law or reasonably requested by such   Borrower as will permit such payments to be made without withholding or at a reduced rate of   withholding.   For purposes of this Subsection 4.11 and for purposes of Subsection(g)   4.13, the term “Lender” includes any Issuing Lender.   Indemnity. Each U.S. Borrower agrees to indemnify each U.S. Facility4.12   Lender and each Canadian Facility Lender, as applicable, in respect of Extensions of Credit   made, or requested to be made, to the U.S. Borrowers, and each Canadian Borrower agrees to   indemnify each Canadian Facility Lender in respect of Extensions of Credit made, or requested   to be made, to the Canadian Borrowers, and, in each case, and to hold each such Lender   harmless from any loss or expense which such Lender may sustain or incur (other than through   such Lender’s bad faith, gross negligence or willful misconduct as determined by a court of   competent jurisdiction in a final and nonappealable decision) as a consequence of (a) default by   such Borrower in making a borrowing of, conversion into or continuation of Eurocurrency   Loans or BA Equivalent Loans after the Borrower Representative has given a notice requesting   the same in accordance with the provisions of this Agreement, (b) default by such Borrower in   making any prepayment or conversion of Eurocurrency Loans or BA Equivalent Loans after   the Borrower Representative has given a notice thereof in accordance with the provisions of   this Agreement or (c) the making of a payment or prepayment of Eurocurrency Loans or BA   Equivalent Loans or the conversion of Eurocurrency Loans or BA Equivalent Loans on a day   which is not the last day of an Interest Period with respect thereto. Such indemnification may   include an amount equal to the excess, if any, of (i) the amount of interest which would have   accrued on the amount so prepaid, or converted, or not so borrowed, converted or continued,   for the period from the date of such prepayment or conversion or of such failure to borrow,   convert or continue to the last day of the applicable Interest Period (or, in the case of a failure   to borrow, convert or continue, the Interest Period that would have commenced on the date of   such failure) in each case at the applicable rate of interest for such Eurocurrency Loans or BA   Equivalent Loans, as applicable, provided for herein (excluding, however, the Applicable   Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by   173   10066032231008166793v315
such Lender) which would have accrued to such Lender on such amount by placing such   amount on deposit for a comparable period with leading banks in the interbank Eurocurrency   market. If any Lender becomes entitled to claim any amounts under the indemnity contained in   this Subsection 4.12, it shall provide prompt notice thereof to the Borrower Representative,   through the Administrative Agent, certifying (x) that one of the events described in clause (a),   (b) or (c) above has occurred and describing in reasonable detail the nature of such event,   (y) as to the loss or expense sustained or incurred by such Lender as a consequence thereof   and (z) as to the amount for which such Lender seeks indemnification hereunder and a   reasonably detailed explanation of the calculation thereof. Such a certificate as to any   indemnification pursuant to this Subsection 4.12 submitted by such Lender, through the   Administrative Agent, to the Borrower Representative shall be conclusive in the absence of   manifest error. The Borrower Representative shall pay (or cause the relevant Borrower to   pay) such Lender the amount shown as due on any such certificate within five Business Days   after receipt thereof. This covenant shall survive the termination of this Agreement and the   payment of the Loans and all other amounts payable hereunder.   Certain Rules Relating to the Payment of Additional Amounts. (a) Upon4.13   the request, and at the expense of the Borrower Representative, each Lender and Agent to   which any Borrower is required to pay any additional amount pursuant to Subsection 4.10 or   4.11, and any Participant in respect of whose participation such payment is required, shall   reasonably afford the Borrower Representative the opportunity to contest, and reasonably   cooperate with the Borrower Representative in contesting, the imposition of any Non-Excluded   Tax giving rise to such payment; provided that (i) such Lender or Agent shall not be required   to afford the Borrower Representative the opportunity to so contest unless the Borrower   Representative shall have confirmed in writing to such Lender or Agent such Borrower’s   obligation to pay such amounts pursuant to this Agreement and (ii) the Borrowers shall   reimburse such Lender or Agent for its reasonable attorneys’ and accountants’ fees and   disbursements incurred in so cooperating with the Borrower Representative in contesting the   imposition of such Non-Excluded Tax; provided, however, that notwithstanding the foregoing   no Lender or Agent shall be required to afford the Borrower Representative the opportunity to   contest, or cooperate with the Borrower Representative in contesting, the imposition of any   Non-Excluded Taxes, if such Lender or Agent in its sole discretion in good faith determines   that to do so would have an adverse effect on it.   If a Lender changes its applicable lending office (other than (i) pursuant(b)   to clause (c) below or (ii) after an Event of Default under Subsection 9.1(a) or 9.1(f) has   occurred and is continuing) and the effect of such change, as of the date of such change,   would be to cause any of the Borrowers to become obligated to pay any additional amount   under Subsection 4.10 or 4.11, such Borrower shall not be obligated to pay such additional   amount.   If a condition or an event occurs which would, or would upon the(c)   passage of time or giving of notice, result in the payment of any additional amount to any   Lender or Agent by any of the Borrowers pursuant to Subsection 4.10 or 4.11 or result in   Affected Loans or commitments to make Affected Loans being automatically converted to   ABR Loans, Canadian Prime Rate Loans or Loans bearing an alternate rate of interest or   174   10066032231008166793v315

commitments to make ABR Loans, Canadian Prime Rate Loans or Loans bearing an alternate   rate of interest, as the case may be, pursuant to Subsection 4.9, such Lender or Agent shall   promptly notify the Borrower Representative and the Administrative Agent and shall take such   steps as may reasonably be available to it to mitigate the effects of such condition or event   (which shall include efforts to rebook the Loans held by such Lender at another lending office,   or through another branch or an affiliate, of such Lender); provided that such Lender or Agent   shall not be required to take any step that, in its reasonable judgment, would be materially   disadvantageous to its business or operations or would require it to incur additional costs   (unless the Borrowers agree to reimburse such Lender or Agent for the reasonable incremental   out-of-pocket costs thereof).   If any of the Borrowers shall become obligated to pay additional(d)   amounts pursuant to Subsection 4.10 or 4.11 and any affected Lender shall not have promptly   taken steps necessary to avoid the need for payments under Subsection 4.10 or 4.11 or if   Affected Loans or commitments to make Affected Loans are automatically converted to ABR   Loans, Canadian Prime Rate Loans or Loans bearing an alternate rate of interest or   commitments to make ABR Loans, Canadian Prime Rate Loans or Loans bearing an alternate   rate of interest, as the case may be, under Subsection 4.9 and any affected Lender shall not   have promptly taken steps necessary to avoid the need for such conversion under Subsection   4.9, the Borrower Representative shall have the right, for so long as such obligation remains,   (i) with the assistance of the Administrative Agent to seek one or more substitute Lenders   reasonably satisfactory to the Administrative Agent and the Borrower Representative to   purchase the affected Loan, in whole or in part, at an aggregate price no less than such Loan’s   principal amount plus accrued interest, and assume the affected obligations under this   Agreement, or (ii) so long as no Event of Default under Subsection 9.1(a) or 9.1(f) then exists   or will exist immediately after giving effect to the respective prepayment, upon notice to the   Administrative Agent to prepay the affected Loan, in whole or in part, subject to Subsection   4.12, without premium or penalty and terminate the Commitments in respect of the Revolving   Credit Facility and/or the FILO Facility of such Lender. In the case of the substitution of a   Lender, then, the Borrower Representative, any other applicable Borrower, the Administrative   Agent, the affected Lender, and any substitute Lender shall execute and deliver an   appropriately completed Assignment and Acceptance pursuant to Subsection 11.6(b) to effect   the assignment of rights to, and the assumption of obligations by, the substitute Lender;   provided that any fees required to be paid by Subsection 11.6(b) in connection with such   assignment shall be paid by the applicable Borrower or the substitute Lender. In the case of a   prepayment of an affected Loan, the amount specified in the notice shall be due and payable on   the date specified therein, together with any accrued interest to such date on the amount   prepaid. In the case of each of the substitution of a Lender and of the prepayment of an   affected Loan, the applicable Borrower shall first pay the affected Lender any additional   amounts owing under Subsections 4.10 and 4.11 (as well as any commitment fees and other   amounts then due and owing to such Lender, including any amounts under this Subsection   4.13) prior to such substitution or prepayment. In the case of the substitution of a Lender   pursuant to this Subsection 4.13(d) or Subsection 4.15(c)(i), if the Lender being replaced does   not execute and deliver to the Administrative Agent a duly completed Assignment and   Acceptance and/or any other documentation necessary to reflect such replacement by the later   of (a) the date on which the assignee Lender executes and delivers such Assignment and   175   10066032231008166793v315
Acceptance and/or such other documentation and (b) the date as of which all obligations of the   Borrowers owing to such replaced Lender relating to the Loans and participations so assigned   shall be paid in full by the assignee Lender and/or the Borrower Representative to such Lender   being replaced, then the Lender being replaced shall be deemed to have executed and delivered   such Assignment and Acceptance and/or such other documentation as of such date and the   applicable Borrower shall be entitled (but not obligated) to execute and deliver such   Assignment and Acceptance and/or such other documentation on behalf of such Lender.   If any Agent or any Lender receives a refund directly attributable to(e)   Taxes for which any of the Borrowers has made additional payments pursuant to Subsection   4.10(a) or 4.11(a), such Agent or such Lender, as the case may be, shall promptly pay such   refund (together with any interest with respect thereto received from the relevant taxing   authority, but net of any reasonable cost incurred in connection therewith) to such Borrower;   provided, however, that such Borrower agrees promptly to return such refund (together with   any interest with respect thereto due to the relevant taxing authority) (free of all Non-Excluded   Taxes) to such Agent or the applicable Lender, as the case may be, upon receipt of a notice   that such refund is required to be repaid to the relevant taxing authority.   The obligations of any Agent, Lender or Participant under this(f)   Subsection 4.13 shall survive the termination of this Agreement and the payment of the Loans   and all amounts payable hereunder.   Controls on Prepayment if Aggregate Lender Exposure Exceeds4.14   Aggregate Commitments. (a) In addition to the provisions set forth in Subsection 4.4(b), the   Borrower Representative will implement and maintain internal controls to monitor the   borrowings and repayments of Loans by the Borrowers and the issuance of and drawings under   Letters of Credit, with the objective of preventing any request for an Extension of Credit that   would result in (i) the Aggregate Lender Exposure with respect to all of the Revolving Credit   Lenders (including the Swingline Lender) being in excess of the aggregate Revolving Credit   Commitments of all Revolving Credit Lenders then in effect or (ii) any other circumstance   under which an Extension of Credit would not be permitted pursuant to Subsection 2.1(a).   The Administrative Agent will calculate each Individual U.S. Facility(b)   Lender Exposure and each Individual Canadian Facility Lender Exposure, in each case, from   time to time, and in any event not less frequently than once during each calendar week. In   making such calculations, the Administrative Agent will rely on the information most recently   received by it from the Swingline Lender in respect of outstanding Swingline Loans and from   the Issuing Lenders in respect of outstanding L/C Obligations.   Defaulting Lenders. Notwithstanding anything contained in this4.15   Agreement to the contrary, if any Revolving Credit Lender becomes a Defaulting Lender, then   the following provisions shall apply for so long as such Revolving Credit Lender is a   Defaulting Lender:   176   10066032231008166793v315
no commitment fee shall accrue for the account of a Defaulting Lender(a)   so long as such Lender shall be a Defaulting Lender (except to the extent it is payable   to the Issuing Lender pursuant to clause (d)(v) below);   in determining the Required Lenders, Supermajority FILO Lenders or(b)   Supermajority Lenders, any Lender that at the time is a Defaulting Lender (and the   Revolving Credit Loans, FILO Facility Revolving Credit Loans and/or Commitment of   such Defaulting Lender) shall be excluded and disregarded;   the Borrower Representative shall have the right, at its sole expense and(c)   effort (i) to seek one or more Persons reasonably satisfactory to the Administrative   Agent and the Borrower Representative to each become a substitute Revolving Credit   Lender and assume all or part of the Commitment of any Defaulting Lender and the   Borrower Representative, the Administrative Agent and any such substitute Revolving   Credit Lender shall execute and deliver, and such Defaulting Lender shall thereupon be   deemed to have executed and delivered, an appropriately completed Assignment and   Acceptance to effect such substitution or (ii) so long as no Event of Default under   Subsection 9.1(a) or 9.1(f) then exists or will exist immediately after giving effect to the   respective prepayment, upon notice to the Administrative Agent, to prepay the Loans   and, at the Borrower Representative’s option, terminate the Commitments of such   Defaulting Lender, in whole or in part, without premium or penalty;   if any Swingline Exposure exists or any L/C Obligations exist at the time(d)   a Revolving Credit Lender becomes a Defaulting Lender then:   all or any part of such Swingline Exposure and L/C Obligations(i)   shall be re-allocated among the Non-Defaulting Lenders in accordance with their   respective Commitment Percentages but only to the extent the sum of all Non-   Defaulting Lenders’ Revolving Exposures plus such Defaulting Lender’s   Swingline Exposure and L/C Obligations does not exceed the total of all Non-   Defaulting Lenders’ Revolving Credit Commitments;   if the reallocation described in clause (i) above cannot, or can(ii)   only partially, be effected, (A) the U.S. Borrowers shall within one Business Day   following notice by the Administrative Agent (x) first, prepay such Defaulting   Lender’s Swingline Exposure and (y) second, cash collateralize such Defaulting   Lender’s U.S. Facility L/C Obligations and Canadian Facility L/C Obligations in   respect of Canadian Facility Letters of Credit issued to, or for the account of,   the U.S. Borrowers (after giving effect to any partial reallocation pursuant to   clause (i) above) on terms reasonably satisfactory to the Administrative Agent   for so long as such L/C Obligations are outstanding and (B) the Canadian   Borrowers shall within one Business Day following notice by the Administrative   Agent cash collateralize such Defaulting Lender’s Canadian Facility L/C   Obligations in respect of Canadian Facility Letters of Credit issued to, or for the   account of, the Canadian Borrowers (after giving effect to any partial   177   10066032231008166793v315
reallocation pursuant to clause (i) above) on terms reasonably satisfactory to the   Administrative Agent for so long as such L/C Obligations are outstanding;   if any portion of such Defaulting Lender’s L/C Obligations is cash(iii)   collateralized pursuant to clause (ii) above, the Borrowers shall not be required   to pay the L/C Fee for participation with respect to such portion of such   Defaulting Lender’s L/C Exposure so long as it is cash collateralized;   if any portion of such Defaulting Lender’s L/C Obligations is(iv)   reallocated to the Non-Defaulting Lenders pursuant to clause (i) above, then the   letter of credit commission with respect to such portion shall be allocated among   the Non-Defaulting Lenders in accordance with their Commitment Percentages;   or   if any portion of such Defaulting Lender’s L/C Obligations is(v)   neither cash collateralized nor reallocated pursuant to this Subsection 4.15(d),   then, without prejudice to any rights or remedies of the Issuing Lender or any   Revolving Credit Lender hereunder, the commitment fee that otherwise would   have been payable to such Defaulting Lender (with respect to the portion of   such Defaulting Lender’s Revolving Credit Commitment that was utilized by   such L/C Obligations) and the letter of credit commission payable with respect   to such Defaulting Lender’s L/C Obligations shall be payable to the Issuing   Lender until such L/C Obligations are cash collateralized and/or reallocated;   so long as (i) any U.S. Facility Lender is a Defaulting Lender, the(e)   Swingline Lender shall not be required to fund any Swingline Loan and the U.S.   Facility Issuing Lenders shall not be required to issue, amend or increase any U.S.   Facility Letter of Credit, unless they are respectively satisfied that the related exposure   will be 100% covered by the Revolving Credit Commitments of the Non-Defaulting   Lenders and/or cash collateralized on terms reasonably satisfactory to the Administrative   Agent, and participations in any such newly issued or increased U.S. Facility Letter of   Credit or newly made Swingline Loan shall be allocated among Non-Defaulting Lenders   in accordance with their respective Commitment Percentages (and Defaulting Lenders   shall not participate therein) and (ii) any Canadian Facility Lender is a Defaulting   Lender, the Canadian Facility Issuing Lenders shall not be required to issue, amend or   increase any Canadian Facility Letter of Credit, unless they are respectively satisfied that   the related exposure will be 100% covered by the Revolving Credit Commitments of   the Non-Defaulting Lenders and/or cash collateralized on terms reasonably satisfactory   to the Administrative Agent, and participations in any such newly issued or increased   Canadian Facility Letter of Credit shall be allocated among Non-Defaulting Lenders in   accordance with their respective Commitment Percentages (and Defaulting Lenders shall   not participate therein);   any amount payable to such Defaulting Lender hereunder (whether on(f)   account of principal, interest, fees or otherwise and including any amount that would   otherwise be payable to such Defaulting Lender pursuant to Subsection 11.7) may, in   lieu of being distributed to such Defaulting Lender, be retained by the Administrative   178   10066032231008166793v315

Agent in a segregated non-interest bearing account and, subject to any applicable   Requirements of Law, be applied at such time or times as may be determined by the   Administrative Agent (i) first, to the payment of any amounts owing by such Defaulting   Lender to the Administrative Agent hereunder, (ii) second, pro rata, to the payment of   any amounts owing by such Defaulting Lender to the Issuing Lender or Swingline   Lender hereunder, (iii) third, to the funding of any Loan or the funding or cash   collateralization of any participation in any Swingline Loan or Letter of Credit in   respect of which such Defaulting Lender has failed to fund its portion thereof as   required by this Agreement, as determined by the Administrative Agent, (iv) fourth, if   so determined by the Administrative Agent and the Borrower Representative, held in   such account as cash collateral for future funding obligations of such Defaulting Lender   under this Agreement, (v) fifth, pro rata, to the payment of any amounts owing to the   Borrowers or the Lenders as a result of any judgment of a court of competent   jurisdiction obtained by a Borrower or any Lender against such Defaulting Lender as a   result of such Defaulting Lender’s breach of its obligations under this Agreement and   (vi) sixth, to such Defaulting Lender or as otherwise directed by a court of competent   jurisdiction; provided that if such payment is (x) a prepayment of the principal amount   of any Loans or Reimbursement Obligations in respect of L/C Disbursements in respect   of which a Defaulting Lender has funded its participation obligations and (y) made at a   time when the conditions set forth in Subsection 6.2 are satisfied, such payment shall be   applied solely to prepay the Loans of, and Reimbursement Obligations owed to, all   Non-Defaulting Lenders pro rata prior to being applied to the prepayment of any   Loans, or Reimbursement Obligations owed to, any Defaulting Lender; and   In the event that the Administrative Agent, the Borrower Representative,(g)   each applicable Issuing Lender or the Swingline Lender, as the case may be, each   agrees that a Defaulting Lender has adequately remedied all matters that caused such   Lender to be a Defaulting Lender, then the Swingline Exposure and L/C Obligations of   the Lenders shall be readjusted to reflect the inclusion of such Lender’s Revolving   Credit Commitment and on such date such Lender shall purchase at par such of the   Loans of the other Lenders as the Administrative Agent shall determine may be   necessary in order for such Lender to hold such Loans in accordance with its   Commitment Percentage. The rights and remedies against a Defaulting Lender under   this Subsection 4.15 are in addition to other rights and remedies that the Borrowers, the   Administrative Agent, the Issuing Lenders, the Swingline Lender and the Non-   Defaulting Lenders may have against such Defaulting Lender. The arrangements   permitted or required by this Subsection 4.15 shall be permitted under this Agreement,   notwithstanding any limitation on Liens or the pro rata sharing provisions or otherwise.   Cash Management. (a) Annexed hereto as Schedule 4.16, as the same4.16   may be modified from time to time by notice to the Administrative Agent, is a schedule of all   DDAs and Concentration Accounts that are maintained by the Qualified Loan Parties, which   schedule includes, with respect to each depository (i) the name and address of such depository;   (ii) the account number(s) (and account name(s) of such bank account(s)) maintained with such   depository; and (iii) a contact person at such depository.   179   10066032231008166793v315
Except as otherwise agreed by the Administrative Agent, each Qualified(b)   Loan Party shall (i) deliver to the Administrative Agent (A) notifications executed on behalf of   each such Qualified Loan Party to each depository institution with which any DDA (other than   Excluded Accounts) is maintained, in form reasonably satisfactory to the Administrative Agent   of the Administrative Agent’s interest in such DDA and (B) Credit Card Notifications executed   on behalf of each such Qualified Loan Party and delivered to each Credit Card Issuer and   Credit Card Processor, in form reasonably satisfactory to the Administrative Agent, (ii) instruct   each depository institution for a DDA (other than Excluded Accounts) that the amount in   excess of the Target Amount and available at the close of each Business Day in such DDA   should be swept to one of the Qualified Loan Parties’ Concentration Accounts no less   frequently than on a daily basis, such instructions to be irrevocable unless otherwise agreed to   by the Administrative Agent, (iii) enter into a blocked account agreement (each, a “Blocked   Account Agreement”), in form reasonably satisfactory to the Administrative Agent, with the   Administrative Agent or the Collateral Agent and any bank with which such Qualified Loan   Party maintains a Concentration Account into which the DDAs (other than Excluded Accounts)   are swept (each such account of a Loan Party that is a U.S. Borrower or a U.S. Subsidiary   Guarantor, a “U.S. Blocked Account”, each such account of a Canadian Loan Party, a   “Canadian Blocked Account” and all such accounts, collectively, the “Blocked Accounts” and   collectively, the “Blocked Accounts”), covering each such Concentration Account maintained   with such bank and (iv) (A) instruct all Account Debtors of such Qualified Loan Party that   remit payments of Accounts of such Account Debtor regularly by check pursuant to   arrangements with such Qualified Loan Party to remit all such payments to the applicable “P.O.   Boxes” or “Lockbox Addresses” with respect to the applicable DDA or Concentration   Account, which remittances shall be collected by the applicable bank and deposited in the   applicable DDA or Concentration Account or (B) cause the checks of any such Account   Debtors to be deposited in the applicable DDA or Concentration Account within two Business   Days after such check is received by such Qualified Loan Party. All amounts received by the   Parent Borrower or any of its Domestic Subsidiaries or Canadian Subsidiaries that is a Loan   Party in respect of any Account, in addition to all other cash received from any other source,   shall upon receipt of such amount or cash (other than (i) any such amount to be deposited in   Excluded Accounts or (ii) cash excluded from the Collateral pursuant to any Security   Document) be deposited into a DDA (other than an Excluded Account) or Concentration   Account. Each Qualified Loan Party agrees that it will not cause proceeds of such DDAs   (other than Excluded Accounts) to be otherwise redirected.   (i) Each Blocked Account Agreement in respect of a U.S. Blocked(c)   Account shall require, after the occurrence and during the continuance of a Dominion Event,   the ACH or wire transfer no less frequently than once per Business Day (unless the   Commitments have been terminated and the monetary obligations then due and owing   hereunder and under the other Loan Documents have been paid in full and all Letters of Credit   have either been terminated or expired (unless cash collateralized or otherwise provided for in   a manner reasonably satisfactory to the Administrative Agent)), of all available cash balances   and cash receipts, including the then contents or then entire available ledger balance of each   U.S. Blocked Account net of such minimum balance (not to exceed the Dollar Equivalent of   $1,000,000 per account or the Dollar Equivalent of $3,000,000 in the aggregate), if any,   required by the bank at which such U.S. Blocked Account is maintained to an account   180   10066032231008166793v315
maintained by the Administrative Agent at UBS AG, Stamford Branch (or another bank of   recognized standing reasonably selected by the Administrative Agent with the reasonable   consent of the Borrower Representative) (the “U.S. Core Concentration Account”). Each   Qualified Loan Party agrees that it will not cause proceeds of any Blocked Account to be   otherwise redirected.   (ii) Each Blocked Account Agreement in respect of a Canadian Blocked   Account shall require, after the occurrence and during the continuance of a Dominion   Event, the ACH or wire transfer no less frequently than once per Business Day (unless   the Commitments have been terminated and the monetary obligations then due and   owing hereunder and under the other Loan Documents have been paid in full and all   Letters of Credit have either been terminated or expired (unless cash collateralized or   otherwise provided for in a manner reasonably satisfactory to the Administrative   Agent)), of all available cash balances and cash receipts, including the then contents or   then entire available ledger balance of each Canadian Blocked Account net of such   minimum balance (not to exceed the Dollar Equivalent of $500,000 per account or the   Dollar Equivalent of $1,000,000 in the aggregate), if any, required by the bank at which   such Canadian Blocked Account is maintained to an account maintained by the   Administrative Agent at UBS AG, Stamford Branch (or another bank of recognized   standing reasonably selected by the Administrative Agent with the reasonable consent of   the Borrower Representative) (the “Canadian Core Concentration Account” and,   together with the U.S. Core Concentration Account, the “Core Concentration   Accounts”). Each Qualified Loan Party agrees that it will not cause proceeds of any   Blocked Account to be otherwise redirected.   (i) All collected amounts received in the U.S. Core Concentration(d)   Account shall be distributed and applied on a daily basis in the following order (in each case,   to the extent the Administrative Agent has actual knowledge of the amounts owing or   outstanding as described below and after giving effect to the application of any such amounts   constituting proceeds from any Collateral otherwise required to be applied pursuant to the   terms of the respective Security Document, the ABL/Cash Flow Intercreditor Agreement, any   Junior Lien Intercreditor Agreement or any Other Intercreditor Agreement, as applicable):   (1) first, to the payment (on a ratable basis) of any outstanding expenses actually due and   payable to the Administrative Agent or the Collateral Agent under any of the Loan Documents   and to repay or prepay outstanding U.S. Facility Revolving Credit Loans, or Canadian Facility   Revolving Credit Loans made to the U.S. Borrowers, advanced by the Administrative Agent;   (2) second, to pay (on a ratable basis) all outstanding expenses actually due and payable to   each U.S. Facility Issuing Lender and to each Canadian Facility Issuing Lender in respect of   Canadian Facility Letters of Credit issued to, or for the account of, a U.S. Borrower, and to   repay all outstanding Unpaid Drawings in respect of U.S. Facility Letters of Credit, Canadian   Facility Letters of Credit issued to, or for the account of, a U.S. Borrower and all interest   thereon; (3) third, to pay (on a ratable basis) all accrued and unpaid interest actually due and   payable on the U.S. Facility Revolving Credit Loans, all accrued and unpaid interest actually   due and payable on the Canadian Facility Revolving Credit Loans made to the U.S. Borrowers,   and all accrued and unpaid fees actually due and payable to the Administrative Agent, the   Issuing Lenders and the Lenders under any of the Loan Documents in respect of the Aggregate   181   10066032231008166793v315
U.S. Borrower U.S. Facility Credit Extensions and the Aggregate U.S. Borrower Canadian   Facility Credit Extensions; (4) fourth, to repay (on a ratable basis) the outstanding principal of   U.S. Facility Revolving Credit Loans and Canadian Facility Revolving Credit Loans made to   the U.S. Borrowers (whether or not then due and payable); (5) fifth, to pay (on a ratable basis)   all accrued and unpaid interest actually due and payable on the FILO Facility Revolving Credit   Loans; (6) sixth, to repay the outstanding principal of FILO Facility Revolving Credit Loans   (whether or not then due and payable); (7) seventh, to pay (on a ratable basis) all outstanding   obligations of the U.S. Borrowers then due and payable to the Administrative Agent, the   Collateral Agent, and the Lenders under this Agreement; and (68) sixtheighth, to pay (on a   ratable basis) all other outstanding obligations of the U.S. Borrowers then due and payable to   the Administrative Agent, the Collateral Agent, and the Lenders under any of the other Loan   Documents. This Subsection 4.16(d)(i) may be amended (and the Lenders hereby irrevocably   authorize the Administrative Agent to enter into such amendments) to the extent necessary to   reflect differing amounts payable, and priorities of payments, to Lenders participating in any   new classes or tranches of loans added pursuant to Subsections 2.6, 2.7 and 2.8, as applicable,   in accordance with Subsection 11.1(d).   (ii) All collected amounts received in the Canadian Core Concentration   Account shall be distributed and applied on a daily basis in the following order (in each   case, to the extent the Administrative Agent has actual knowledge of the amounts   owing or outstanding as described below and after giving effect to the application of   any such amounts constituting proceeds from any Collateral otherwise required to be   applied pursuant to the terms of the respective Security Document, the ABL/Cash Flow   Intercreditor Agreement, any Junior Lien Intercreditor Agreement or any Other   Intercreditor Agreement, as applicable): (1) first, to the payment (on a ratable basis) of   any outstanding expenses actually due and payable to the Administrative Agent or the   Collateral Agent under any of the Loan Documents and to repay or prepay outstanding   Canadian Facility Revolving Credit Loans made to the Canadian Borrowers, advanced   by the Administrative Agent; (2) second, to pay (on a ratable basis) all outstanding   expenses actually due and payable to each Canadian Facility Issuing Lender in respect   of Canadian Facility Letters of Credit issued to, or for the account of, a Canadian   Borrower, and to repay all outstanding Unpaid Drawings in respect of Canadian Facility   Letters of Credit issued to, or for the account of, a Canadian Borrower and all interest   thereon; (3) third, to pay (on a ratable basis) all accrued and unpaid interest actually   due and payable on the Canadian Facility Revolving Credit Loans made to the Canadian   Facility Borrowers, and all accrued and unpaid fees actually due and payable to the   Administrative Agent, the Issuing Lenders and the Lenders under any of the Loan   Documents in respect of the Aggregate Canadian Borrower Credit Extensions;   (4) fourth, to repay (on a ratable basis) the outstanding principal of Canadian Facility   Revolving Credit Loans made to the Canadian Borrowers (whether or not then due and   payable); (5) fifth, to pay (on a ratable basis) all outstanding obligations of the Canadian   Borrowers then due and payable to the Administrative Agent, the Collateral Agent, and   the Lenders under this Agreement; and (6) sixth, to pay (on a ratable basis) all other   outstanding obligations of the Canadian Borrowers then due and payable to the   Administrative Agent, the Collateral Agent, and the Lenders under any of the other   Loan Documents. This Subsection 4.16(d)(ii) may be amended (and the Lenders hereby   182   10066032231008166793v315

irrevocably authorize the Administrative Agent to enter into such amendments) to the   extent necessary to reflect differing amounts payable, and priorities of payments, to   Lenders participating in any new classes or tranches of loans added pursuant to   Subsections 2.6, 2.7 and 2.8, as applicable, in accordance with Subsection 11.1(d).   If, at any time after the occurrence and during the continuance of a(e)   Dominion Event as to which the Administrative Agent has notified the Borrower   Representative, any cash, Cash Equivalents or Temporary Cash Investments owned by any   Qualified Loan Party (other than (i) de minimis cash, Cash Equivalents and/or Temporary Cash   Investments from time to time inadvertently misapplied by any Qualified Loan Party, (ii) cash,   Cash Equivalents or Temporary Cash Investments deposited or to be deposited in an Excluded   Account in accordance with this Subsection 4.16, (iii) cash, Cash Equivalents or Temporary   Cash Investments that are (or are in any bank account that is) excluded from the Collateral   pursuant to any Security Document, including Excluded Assets and (iv) cash, Cash Equivalents   or Temporary Cash Investments in the Asset Sales Proceeds Account (as defined in the   ABL/Cash Flow Intercreditor Agreement, if any) are deposited to any bank account, or held or   invested in any manner, otherwise than in a Blocked Account subject to a Blocked Account   Agreement (or a DDA which is swept daily to such Blocked Account), the Administrative   Agent shall be entitled to require the applicable Qualified Loan Party to close such bank   account and have all funds therein transferred to a Blocked Account, and to cause all future   deposits that were previously made or required to be made to such bank account to be made   to a Blocked Account.   The Qualified Loan Parties respectively may close DDAs or(f)   Concentration Accounts and/or open new DDAs or new Concentration Accounts, subject to, in   the case of any new Concentration Account, (i) the contemporaneous execution and delivery to   the Administrative Agent of a Blocked Account Agreement consistent with the provisions of   this Subsection 4.16 with respect to each such new Concentration Account or (ii) other   arrangements reasonably satisfactory to the Administrative Agent; provided that as part of the   Compliance Certificate to be delivered concurrently with the delivery of financial statements   and reports referred to in Subsections 7.1(a) and 7.1(b) the Borrower Representative will   provide a list to the Administrative Agent of any newly opened or acquired DDAs or   Concentration Accounts during the preceding Fiscal Quarter.   In the event that a Qualified Loan Party acquires new demand deposit(g)   accounts or new concentration accounts in connection with an acquisition, the Borrower   Representative will procure that such Qualified Loan Party shall within 90 days of the date of   such acquisition (or such longer period as may be agreed by the Administrative Agent) cause   such new demand deposit accounts or new concentration accounts so acquired to comply with   the applicable requirements of Subsection 4.16(b) (including, with respect to any new   Concentration Account, by entering into a Blocked Account Agreement) or shall enter into   other arrangements consistent with the provisions of this Subsection 4.16 and otherwise   reasonably satisfactory to the Administrative Agent with respect to any new Concentration   Account or DDA that, in either case, is to become a Blocked Account.   The Core Concentration Accounts shall at all times be under the sole(h)   dominion and control of the Administrative Agent. The Borrower Representative, on behalf of   183   10066032231008166793v315
each Qualified Loan Party, hereby acknowledges and agrees that, except to the extent   otherwise provided in the U.S. Guarantee and Collateral Agreement, the Canadian Guarantee   and Collateral Agreement, the ABL/Cash Flow Intercreditor Agreement, any Junior Lien   Intercreditor Agreement or any Other Intercreditor Agreement, as applicable, (x) such Qualified   Loan Party has no right of withdrawal from the Core Concentration Accounts, (y) (1) the   funds on deposit in the U.S. Core Concentration Account shall at all times continue to be   collateral security for all of the Obligations of the Qualified Loan Parties hereunder and under   the other Loan Documents and (2) the funds on deposit in the Canadian Core Concentration   Account shall at all times continue to be collateral security for all of the Obligations of the   Qualified Loan Parties that are Canadian Loan Parties hereunder and under the other Loan   Documents, and (z) the funds on deposit in the Core Concentration Accounts shall be applied   as provided in this Agreement and the ABL/Cash Flow Intercreditor Agreement (and any other   applicable intercreditor agreement). In the event that, notwithstanding the provisions of this   Subsection 4.16, any Qualified Loan Party receives or otherwise has dominion and control of   any proceeds or collections required to be transferred to any Core Concentration Account   pursuant to Subsection 4.16(c), such proceeds and collections shall be held in trust by such   Qualified Loan Party for the Administrative Agent, shall not be commingled with any of such   Qualified Loan Party’s other funds or deposited in any bank account of such Qualified Loan   Party (other than any bank account by which such Qualified Loan Party received or acquired   dominion or control over such proceeds and collections or with any funds in such bank   account) and shall promptly be deposited into the applicable Core Concentration Account or   dealt with in such other fashion as such Qualified Loan Party may be instructed by the   Administrative Agent.   So long as no Dominion Event has occurred and is continuing, the(i)   Qualified Loan Parties may direct, and shall have sole control over, the manner of disposition   of funds in the Blocked Accounts.   Any amounts held or received in the Core Concentration Accounts(j)   (including all interest and other earnings with respect hereto, if any) at any time (x) when all of   the monetary obligations due and owing hereunder and under the other Loan Documents have   been satisfied or (y) all Dominion Events have been cured or waived, shall (subject in the case   of clause (x) above to the provisions of the applicable intercreditor agreement), be remitted to   the operating bank account of the applicable Qualified Loan Party.   (k) Notwithstanding anything herein to the contrary, the Loan Parties shall   be deemed to be in compliance with the requirements set forth in this Subsection 4.16 during   the initial 90 day period commencing on the Closing Date to the extent that the arrangements   described above are established and effective not later than the date that is 90 days following   the Closing Date or such later date as the Administrative Agent, in its sole discretion, may   agree.   184   10066032231008166793v315
SECTION 5   Representations and Warranties   To induce the Administrative Agent and each Lender to make the Extensions of   Credit requested to be made by it on the Closing Date and on each other date thereafter on   which an Extension of Credit is made, the Parent Borrower with respect to itself and its   Restricted Subsidiaries, hereby represents and warrants, on the Closing Date, in each case after   giving effect to the Transactions (solely to the extent required to be true and correct for such   Extension of Credit pursuant to Subsection 6.1), and on every other date thereafter on which   an Extension of Credit is made (solely to the extent required to be true and correct for such   Extension of Credit pursuant to Subsection 6.2), to the Administrative Agent and each Lender   that:   Financial Condition. (a) (i) The audited consolidated balance sheets of5.1   Ply Gem Holdings as of December 31, 2017 and December 31, 2016 and related consolidated   statements of operations, stockholder’s equity and cash flows of Ply Gem Holdings for the   fiscal years ended December 31, 2017, December 31, 2016 and December 31, 2015 reported   on by and accompanied by unqualified reports from KPMG LLP, present fairly, in all material   respects, the financial condition as at such dates, and the statements of operations,   stockholder’s equity and cash flows of Ply Gem Holdings for the periods then ended, of Ply   Gem Holdings and (ii) (x) the audited consolidated balance sheets of Atrium Corporation as of   December 31, 2017 and December 31, 2016 and the related consolidated statements of   operations, stockholder’s deficit and cash flows of Atrium Corporation for the fiscal years   ended December 31, 2017 and December 31, 2016 and (y) the audited consolidated balance   sheets of Atrium Corporation as of December 31, 2016 and December 31, 2015 and the   related consolidated statements of operations, stockholder’s deficit and cash flows of Atrium   Corporation for the fiscal years ended December 31, 2016 and December 31, 2015, in each   case reported on by and accompanied by unqualified reports from Grant Thornton LLP, present   fairly, in all material respects, the financial condition as at such dates, and the statements of   operations, stockholder’s deficit and cash flows of Atrium Corporation for the periods then   ended, of Atrium Corporation. All such financial statements, including the related schedules   and notes thereto, have been prepared in accordance with GAAP consistently applied   throughout the periods covered thereby (except as approved by a Responsible Officer, and   disclosed in any such schedules and notes).   As of the Closing Date, except as set forth in the financial statements(b)   referred to in Subsection 5.1(a), there are no liabilities of any Loan Party of any kind, whether   accrued, contingent, absolute, determined, determinable or otherwise, which would reasonably   be expected to result in a Material Adverse Effect.   The unaudited pro forma consolidated balance sheet and related(c)   unaudited pro forma consolidated statement of operations of the Parent Borrower and its   Subsidiaries as of and for the 12-month period ending December 31, 2017, adjusted to give   effect (as if such events had occurred on such date for purposes of the balance sheet and at the   beginning of such period, for purposes of the statement of operations), to the consummation of   the Transactions, and the Extensions of Credit hereunder on the Closing Date, were prepared   185   10066032231008166793v315
from the historical financial statements of Ply Gem Holdings and Atrium Corporation and were   prepared in good faith, based on assumptions that were believed by management to be   reasonable at the time of preparation thereof.   The Projections have been prepared by management of the Parent(d)   Borrower in good faith based upon assumptions believed by management to be reasonable at   the time of preparation thereof (it being understood that such Projections, and the assumptions   on which they were based, may or may not prove to be correct).   No Change; Solvent. Since the Closing Date, there has been no5.2   development or event relating to or affecting any Loan Party which has had or would be   reasonably expected to have a Material Adverse Effect (after giving effect to (i) the   consummation of the Transactions, (ii) the making of the Extensions of Credit to be made on   the Closing Date and the application of the proceeds thereof as contemplated hereby, and (iii)   the payment of actual or estimated fees, expenses, financing costs and tax payments related to   the Transactions contemplated hereby). As of the Closing Date, after giving effect to the   consummation of the Transactions to be consummated on the Closing Date and after giving   effect to the effectiveness of the Atlas Merger, the Atlas Contribution and the repayment of   certain existing Indebtedness of the Atrium Business on the Business Day immediately   following the Closing Date, the Parent Borrower, together with its Subsidiaries on a   consolidated basis, is Solvent.   Corporate Existence; Compliance with Law. Each of the Loan Parties5.3   (a) is duly organized, validly existing and (to the extent applicable in the relevant jurisdiction)   in good standing under the laws of the jurisdiction of its incorporation or formation, except   (other than with respect to the Borrowers), to the extent that the failure to be organized,   existing and (to the extent applicable) in good standing would not reasonably be expected to   have a Material Adverse Effect, (b) has the legal right to own and operate its property, to lease   the property it operates as lessee and to conduct the business in which it is currently engaged,   except to the extent that the failure to have such legal right would not be reasonably expected   to have a Material Adverse Effect, (c) is duly qualified as a foreign corporation or limited   liability company and (to the extent applicable in the relevant jurisdiction) in good standing   under the laws of each jurisdiction where its ownership, lease or operation of property or the   conduct of its business requires such qualification, other than in such jurisdictions where the   failure to be so qualified and (to the extent applicable) in good standing would not be   reasonably expected to have a Material Adverse Effect and (d) is in compliance with all   Requirements of Law, except to the extent that the failure to comply therewith would not, in   the aggregate, be reasonably expected to have a Material Adverse Effect.   Corporate Power; Authorization; Enforceable Obligations. Each Loan5.4   Party has the corporate or other organizational power and authority, and the legal right, to   make, deliver and perform the Loan Documents to which it is a party and, in the case of each   Borrower, to obtain Extensions of Credit hereunder, and each such Loan Party has taken all   necessary corporate or other organizational action to authorize the execution, delivery and   performance of the Loan Documents to which it is a party and, in the case of each Borrower,   to authorize the Extensions of Credit to it, if any, on the terms and conditions of this   Agreement, any Notes and the L/C Requests. No consent or authorization of, filing with,   186   10066032231008166793v315

notice to or other similar act by or in respect of, any Governmental Authority or any other   Person is required to be obtained or made by or on behalf of any Loan Party in connection   with the execution, delivery, performance, validity or enforceability of the Loan Documents to   which it is a party or, in the case of each Borrower, with the Extensions of Credit to it, if any,   hereunder, except for (a) consents, authorizations, notices and filings described in Schedule 5.4,   all of which have been obtained or made prior to the Closing Date, (b) filings to perfect the   Liens created by the Security Documents, and (c) consents, authorizations, notices and filings   which the failure to obtain or make would not reasonably be expected to have a Material   Adverse Effect. This Agreement has been duly executed and delivered by each Borrower, and   each other Loan Document to which any Loan Party is a party will be duly executed and   delivered on behalf of such Loan Party. This Agreement constitutes a legal, valid and binding   obligation of each Borrower and each other Loan Document to which any Loan Party is a   party when executed and delivered will constitute a legal, valid and binding obligation of such   Loan Party, enforceable against such Loan Party in accordance with its terms, in each case   except as enforceability may be limited by applicable domestic or foreign bankruptcy,   insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’   rights generally and by general equitable principles (whether enforcement is sought by   proceedings in equity or at law).   No Legal Bar. The execution, delivery and performance of the Loan5.5   Documents by any of the Loan Parties, the Extensions of Credit hereunder and the use of the   proceeds thereof (a) will not violate any Requirement of Law or Contractual Obligation of such   Loan Party in any respect that would reasonably be expected to have a Material Adverse   Effect, (b) will not result in, or require the creation or imposition of any Lien (other than Liens   securing the Obligations or otherwise permitted hereby) on any of its properties or revenues   pursuant to any such Requirement of Law or Contractual Obligation and (c) will not violate   any provision of the Organizational Documents of such Loan Party or any of the Restricted   Subsidiaries, except (other than with respect to the Borrowers) as would not reasonably be   expected to have a Material Adverse Effect.   No Material Litigation. No litigation, investigation or proceeding by or5.6   before any arbitrator or Governmental Authority is pending or, to the knowledge of the   Borrowers, threatened by or against the Parent Borrower or any of its Restricted Subsidiaries   or against any of their respective properties or revenues, (a) except as described on Schedule   5.6, which is so pending or threatened at any time on or prior to the Closing Date and relates   to any of the Loan Documents or any of the transactions contemplated hereby or thereby or   (b) which would be reasonably expected to have a Material Adverse Effect.   No Default. Neither the Parent Borrower nor any of its Restricted5.7   Subsidiaries is in default under or with respect to any of its Contractual Obligations in any   respect which would be reasonably expected to have a Material Adverse Effect. Since the   Closing Date, no Default or Event of Default has occurred and is continuing.   Ownership of Property; Liens. Each of the Parent Borrower and its5.8   Restricted Subsidiaries has good title in fee simple to, or a valid leasehold interest in, all its   material real property located in the United States of America, and good title to, or a valid   leasehold interest in, all its other material property located in the United States of America,   187   10066032231008166793v315
except those for which the failure to have such good title or such leasehold interest would not   be reasonably expected to have a Material Adverse Effect, and none of such real or other   property is subject to any Lien, except for Liens permitted hereby (including Permitted Liens).   Schedule 5.8 sets forth all Mortgaged Fee Properties as of the Closing Date.   Intellectual Property. The Parent Borrower and each of its Restricted5.9   Subsidiaries owns beneficially, or has the legal right to use, all United States and foreign   patents, patent applications, trademarks, trademark applications, trade names, copyrights, and   rights in know-how and trade secrets necessary for each of them to conduct its business as   currently conducted (the “Intellectual Property”) except for those for which the failure to own   or have such legal right to use would not be reasonably expected to have a Material Adverse   Effect. Except as provided on Schedule 5.9, to the knowledge of the Parent Borrower, (1) no   claim has been asserted and is pending by any Person against the Parent Borrower or any of its   Restricted Subsidiaries challenging or questioning the use of any such Intellectual Property or   the validity or effectiveness of any such Intellectual Property and (2) the use of such   Intellectual Property by the Parent Borrower and its Restricted Subsidiaries does not infringe   on the rights of any Person, except (in each case under the preceding clauses (1) and (2)) for   such claims and infringements which in the aggregate, would not be reasonably expected to   have a Material Adverse Effect.   Taxes. To the knowledge of the Borrower Representative, (1) the5.10   Parent Borrower and each of its Restricted Subsidiaries has filed or caused to be filed all   material tax returns which are required to be filed by it and has paid (a) all Taxes shown to be   due and payable on such returns and (b) all Taxes shown to be due and payable on any   assessments of which it has received notice made against it or any of its property (including the   Mortgaged Fee Properties) and all other Taxes imposed on it or any of its property by any   Governmental Authority; and (2) no Tax Liens have been filed (except for Liens for Taxes not   yet due and payable), and no claim is being asserted in writing, with respect to any such Taxes   (in each case under the preceding clauses (1) and (2) other than in respect of any such   (i) Taxes with respect to which the failure to pay, in the aggregate, would not have a Material   Adverse Effect or (ii) Taxes the amount or validity of which are currently being contested in   good faith by appropriate proceedings diligently conducted and with respect to which reserves   in conformity with GAAP have been provided on the books of the Parent Borrower or its   Restricted Subsidiaries, as the case may be).   Federal Regulations. No part of the proceeds of any Extensions of5.11   Credit will be used for any purpose which violates the provisions of the Regulations of the   Board, including Regulation T, Regulation U or Regulation X of the Board. If requested by   any Lender or the Administrative Agent, the Borrower Representative will furnish to the   Administrative Agent and each Lender a statement to the foregoing effect in conformity with   the requirements of FR Form G-3 or FR Form U-1, referred to in said Regulation U.   ERISA. (a) During the five year period prior to each date as of which5.12   this representation is made, or deemed made, with respect to any Plan, none of the following   events or conditions, either individually or in the aggregate, has resulted or is reasonably likely   to result in a Material Adverse Effect: (i) a Reportable Event; (ii) a failure to satisfy the   minimum funding standard (within the meaning of Section 412 of the Code or Section 302 of   188   10066032231008166793v315
ERISA); (iii) any noncompliance with the applicable provisions of ERISA or the Code; (iv) a   termination of a Single Employer Plan (other than a standard termination pursuant to Section   4041(b) of ERISA); (v) a Lien on the property of the Parent Borrower or its Restricted   Subsidiaries in favor of the PBGC or a Plan; (vi) a complete or partial withdrawal from any   Multiemployer Plan by the Parent Borrower or any Commonly Controlled Entity; (vii) the   Insolvency of any Multiemployer Plan or (viii) any transactions that resulted or could   reasonably be expected to result in any liability to the Parent Borrower or any Commonly   Controlled Entity under Section 4069 of ERISA or Section 4212(c) of ERISA.   With respect to any Foreign Plan, none of the following events or(b)   conditions exists and is continuing that, either individually or in the aggregate, would   reasonably be expected to have a Material Adverse Effect: (i) substantial non-compliance with   its terms and with the requirements of any and all applicable laws, statutes, rules, regulations   and orders; (ii) failure to be maintained, where required, in good standing with applicable   regulatory authorities; (iii) any obligation of the Parent Borrower or its Restricted Subsidiaries   in connection with the termination or partial termination of, or withdrawal from, any Foreign   Plan; (iv) any Lien on the property of the Parent Borrower or its Restricted Subsidiaries in   favor of a Governmental Authority as a result of any action or inaction regarding a Foreign   Plan; (v) for each Foreign Plan which is a funded or insured plan, failure to be funded or   insured on an ongoing basis to the extent required by applicable non-U.S. law (using actuarial   methods and assumptions which are consistent with the valuations last filed with the applicable   Governmental Authorities, if applicable); (vi) any facts that, to the best knowledge of the   Parent Borrower or any of its Restricted Subsidiaries, exist that would reasonably be expected   to give rise to a dispute and any pending or threatened disputes that, to the best knowledge of   the Parent Borrower or any of its Restricted Subsidiaries, would reasonably be expected to   result in a liability to the Parent Borrower or any of its Restricted Subsidiaries concerning the   assets of any Foreign Plan (other than individual claims for the payment of benefits); and   (vii) failure to make all contributions in a timely manner to the extent required by applicable   non-U.S. law.   Collateral. (a) Upon execution and delivery thereof by the parties5.13   thereto, the U.S. Guarantee and Collateral Agreements and the Mortgages (if any) will be   effective to create (to the extent described therein) in favor of the Collateral Agent for the   benefit of the U.S. Secured Parties, a valid and enforceable security interest in or liens on the   Collateral described therein, except as to enforcement, as may be limited by applicable domestic   or foreign bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other   similar laws relating to or affecting creditors’ rights generally, general equitable principles   (whether considered in a proceeding in equity or at law) and an implied covenant of good faith   and fair dealing. When (i) all Filings (as defined in the U.S. Guarantee and Collateral   Agreement) have been completed, (ii) all applicable Instruments, Chattel Paper and Documents   (each as described in the U.S. Guarantee and Collateral Agreement) constituting Collateral a   security interest in which is perfected by possession have been delivered to, and/or are in the   continued possession of, the Collateral Agent, the applicable Collateral Representative or any   Additional Agent, as applicable (or their respective agents appointed for purposes of   perfection), in accordance with the applicable ABL/Cash Flow Intercreditor Agreement, Junior   Lien Intercreditor Agreement or Other Intercreditor Agreement, (iii) all Deposit Accounts and   189   10066032231008166793v315
Pledged Stock (each as defined in the U.S. Guarantee and Collateral Agreements) a security   interest in which is required by the U.S. Security Documents to be perfected by “control” (as   described in the Uniform Commercial Code as in effect in each applicable jurisdiction (in the   case of Deposit Accounts) and the State of New York (in the case of Pledged Stock) from   time to time) are under the “control” of the Collateral Agent, the Administrative Agent, the   applicable Collateral Representative or any Additional Agent, as applicable (or their respective   agents appointed for purposes of perfection), in accordance with the applicable ABL/Cash   Flow Intercreditor Agreement, Junior Lien Intercreditor Agreement or Other Intercreditor   Agreement and (iv) the Mortgages (if any) have been duly recorded in the proper recorders’   offices or appropriate public records and the mortgage recording fees and taxes in respect   thereof, if any, are paid and the formal requirements of state or local law applicable to the   recording of real property mortgages generally have been complied with, the security interests   and liens granted pursuant to the U.S. Guarantee and Collateral Agreements and the Mortgages   (if any) shall constitute (to the extent described therein and, with respect to the Mortgages (if   any), only as relates to the real property security interest and liens granted pursuant thereto) a   perfected security interest in (to the extent intended to be created thereby and required to be   perfected under the Loan Documents), all right, title and interest of each pledgor or mortgagor   (as applicable) party thereto in the Collateral described therein (excluding Commercial Tort   Claims, as defined in the U.S. Guarantee and Collateral Agreement, other than such   Commercial Tort Claims set forth on Schedule 6 thereto (if any)) with respect to such pledgor   or mortgagor (as applicable). Notwithstanding any other provision of this Agreement,   capitalized terms that are used in this Subsection 5.13(a) and not defined in this Agreement are   so used as defined in the applicable U.S. Security Document.   Upon execution and delivery thereof by the parties thereto, the Canadian(b)   Security Documents will be effective to create (to the extent described therein) in favor of the   Collateral Agent, for the benefit of the Canadian Secured Parties, a legal, valid and enforceable   security interest in the Collateral described therein, except as may be limited by applicable   domestic or foreign bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium   and other similar laws relating to or affecting creditors’ rights generally, general equitable   principles (whether considered in a proceeding in equity or a law) and an implied covenant of   good faith and fair dealing. When (i) all Filings (as defined in the Canadian Guarantee and   Collateral Agreement) have been completed, (ii) all applicable Instruments, Chattel Paper and   Documents of Title (each as described in the Canadian Guarantee and Collateral Agreement)   constituting Collateral a security interest in which is perfected by possession have been   delivered to, and/or are in the continued possession of, the Collateral Agent, the applicable   Collateral Representative or any Additional Agent, as applicable (or their respective agents   appointed for purposes of perfection), in accordance with any applicable Intercreditor   Agreement, and (iii) the Mortgages (if any) have been duly recorded in the proper recorders’   offices or appropriate public records and the mortgage recording fees and taxes in respect   thereof, if any, are paid and the formal requirements of state or local law applicable to the   recording of real property mortgages generally have been complied with, the security interests   and liens granted pursuant to the Canadian Guarantee and Collateral Agreements and the   Mortgages (if any) shall constitute (to the extent described therein and, with respect to the   Mortgages (if any), only as relates to the real property security interest and liens granted   pursuant thereto) a perfected security interest in (to the extent intended to be created thereby   190   10066032231008166793v315

and required to be perfected under the Loan Documents), all right, title and interest of each   pledgor or mortgagor (as applicable) party thereto in the Collateral described therein with   respect to such pledgor or mortgagor (as applicable). Notwithstanding any other provision of   this Agreement, capitalized terms that are used in this Subsection 5.13(b) and not defined in   this Agreement are so used as defined in the applicable Canadian Security Document.   Investment Company Act; Other Regulations. None of the Borrowers is5.14   required to be registered as an “investment company”, or a company “controlled” by an entity   required to be registered as an “investment company”, within the meaning of the Investment   Company Act. None of the Borrowers is subject to regulation under any federal or state   statute or regulation (other than Regulation X of the Board) which limits its ability to incur   Indebtedness as contemplated hereby.   Subsidiaries. Schedule 5.15 sets forth all the Subsidiaries of the Parent5.15   Borrower at the Closing Date (after giving effect to the Transactions), the jurisdiction of their   organization and the direct or indirect ownership interest of the Parent Borrower therein.   Purpose of Loans. (a) The proceeds of Revolving Credit Loans and5.16   Swingline Loans shall be used by the Borrowers (i) to effect, in part, the Transactions, and to   pay certain fees, premiums and expenses relating thereto and (ii) to finance the working capital,   capital expenditures, business requirements of the Parent Borrower and its Subsidiaries and for   other purposes not prohibited by this Agreement. or (b) the proceeds of FILO Facility   Revolving Credit Loans shall be used by the Borrowers to finance the working capital, capital   expenditures, business requirements of the Parent Borrower and its Subsidiaries and for other   purposes not prohibited by this Agreement.   Environmental Matters. Except as disclosed on Schedule 5.17 or as5.17   would not, individually or in the aggregate, reasonably be expected to have a Material Adverse   Effect:   The Parent Borrower and its Restricted Subsidiaries: (i) are, and within(a)   the period of all applicable statutes of limitation have been, in compliance with all applicable   Environmental Laws; (ii) hold all Environmental Permits (each of which is in full force and   effect) required for any of their current operations or for any property owned, leased, or   otherwise operated by any of them; and (iii) are, and within the period of all applicable statutes   of limitation have been, in compliance with all of their Environmental Permits.   Materials of Environmental Concern have not been transported, disposed(b)   of, emitted, discharged, or otherwise released, to, at or from any real property presently or, to   the knowledge of the Parent Borrower or any of its Restricted Subsidiaries, formerly owned,   leased or operated by the Parent Borrower or any of its Restricted Subsidiaries or at any other   location, which would reasonably be expected to (i) give rise to liability or other Environmental   Costs of the Parent Borrower or any of its Restricted Subsidiaries under any applicable   Environmental Law, or (ii) interfere with the planned or continued operations of the Parent   Borrower and its Restricted Subsidiaries, or (iii) impair the fair saleable value of any   Mortgaged Fee Properties.   191   10066032231008166793v315
There is no judicial, administrative, or arbitral proceeding (including any(c)   notice of violation or alleged violation) under any Environmental Law to which the Parent   Borrower or any of its Restricted Subsidiaries is, or to the knowledge of the Parent Borrower   or any of its Restricted Subsidiaries is reasonably likely to be, named as a party that is pending   or, to the knowledge of the Parent Borrower or any of its Restricted Subsidiaries, threatened.   Neither the Parent Borrower nor any of its Restricted Subsidiaries has(d)   received any written request for information, or been notified that it is a potentially responsible   party, under the federal Comprehensive Environmental Response, Compensation, and Liability   Act or any similar Environmental Law, or received any other written request for information   from any Governmental Authority with respect to any Materials of Environmental Concern.   Neither the Parent Borrower nor any of its Restricted Subsidiaries has(e)   entered into or agreed to any consent decree, order, or settlement or other agreement, nor is   subject to any judgment, decree, or order or other agreement, in any judicial, administrative,   arbitral, or other forum, relating to compliance with or liability under any Environmental Law.   No Material Misstatements. The written information, reports, financial5.18   statements, exhibits and schedules furnished by or on behalf of the Borrower Representative to   the Administrative Agent, the Other Representatives and the Lenders on or prior to the Closing   Date in connection with the negotiation of any Loan Document or included therein or delivered   pursuant thereto, taken as a whole, did not contain as of the Closing Date any material   misstatement of fact and did not omit to state as of the Closing Date any material fact   necessary to make the statements therein, in the light of the circumstances under which they   were made, not materially misleading in their presentation of the Parent Borrower and its   Restricted Subsidiaries taken as a whole. It is understood that (a) no representation or   warranty is made concerning the forecasts, estimates, pro forma information, projections and   statements as to anticipated future performance or conditions, and the assumptions on which   they were based or concerning any information of a general economic nature or general   information about the Parent Borrower’s and its Subsidiaries’ industry, contained in any such   information, reports, financial statements, exhibits or schedules, except that, in the case of such   forecasts, estimates, pro forma information, projections and statements, as of the date such   forecasts, estimates, pro forma information, projections and statements were generated, (i) such   forecasts, estimates, pro forma information, projections and statements were based on the good   faith assumptions of the management of the Borrower Representative and (ii) such assumptions   were believed by such management to be reasonable and (b) such forecasts, estimates, pro   forma information, projections and statements, and the assumptions on which they were based,   may or may not prove to be correct.   Labor Matters. There are no strikes pending or, to the knowledge of the5.19   Borrower Representative, reasonably expected to be commenced against the Parent Borrower   or any of its Restricted Subsidiaries which, individually or in the aggregate, would reasonably   be expected to have a Material Adverse Effect. The hours worked and payments made to   employees of the Parent Borrower and each of its Restricted Subsidiaries have not been in   violation of any applicable laws, rules or regulations, except where such violations would not   reasonably be expected to have a Material Adverse Effect.   192   10066032231008166793v315
Insurance. Schedule 5.20 sets forth a complete and correct listing as of5.20   the date that is two Business Days prior to the Closing Date of all insurance that is   (a) maintained by the Loan Parties (other than Holdings) and (b) material to the business and   operations of the Parent Borrower and its Restricted Subsidiaries taken as a whole, with the   amounts insured (and any deductibles) set forth therein.   Eligible Accounts. As of the date of any Borrowing Base Certificate, the5.21   Accounts included in the calculation of Eligible Accounts and Eligible Credit Card Receivables   on such Borrowing Base Certificate satisfy in all material respects the requirements of an   “Eligible Account” or “Eligible Credit Card Receivable”, as applicable, hereunder.   Eligible Inventory. As of the date of any Borrowing Base Certificate,5.22   the Inventory included in the calculation of Eligible Inventory on such Borrowing Base   Certificate satisfy in all material respects the requirements of an “Eligible Inventory” hereunder.   Anti-Terrorism. To the extent applicable, except as would not5.23   reasonably be expected to have a Material Adverse Effect, Holdings, the Parent Borrower and   each Restricted Subsidiary is in compliance with (a) the PATRIOT Act, (b) the Trading with   the Enemy Act, as amended, and the Proceeds of Crime (Money Laundering) and Terrorist   Financing Act (Canada), and (c) any U.S. or Canadian sanctions administered by the Office of   Foreign Assets Control of the U.S. Treasury Department (“OFAC”), U.S. Department of State,   United Nations Security Council, European Union or Her Majesty’s Treasury, or the   Government of Canada that are applicable to Holdings, the Parent Borrower and each   Restricted Subsidiary (collectively, “Sanctions”) and any other enabling legislation or executive   order relating thereto. Neither any Loan Party nor, except as would not reasonably be   expected to have a Material Adverse Effect, (i) any Restricted Subsidiary that is not a Loan   Party or (ii) to the knowledge of the Parent Borrower, any director, officer or employee of   Holdings, the Parent Borrower or any Restricted Subsidiary, is the target of any Sanctions.   None of Holdings, the Parent Borrower or any Restricted Subsidiary will knowingly use the   proceeds of the Loans for the purpose of funding or financing any activities or business of or   with any Person, or in any country or territory, that at the time of such funding or financing is   restricted under Sanctions.   SECTION 6   Conditions Precedent   Conditions to Initial Extension of Credit. This Agreement, including the6.1   agreement of each Lender to make the initial Extension of Credit requested to be made by it,   shall become effective on the date on which the following conditions precedent shall have been   satisfied or waived:   Loan Documents. The Administrative Agent shall have received (or, in(a)   the case of Loan Parties other than the Parent Borrower, shall receive substantially   concurrently with the satisfaction of the other conditions precedent set forth in this   193   10066032231008166793v315
Subsection 6.1) the following Loan Documents, executed and delivered as required   below:   this Agreement, executed and delivered by a duly authorized(i)   officer of the Parent Borrower;   the U.S. Guarantee and Collateral Agreement and the Canadian(ii)   Guarantee and Collateral Agreement, each executed and delivered by a duly   authorized officer of each applicable Loan Party required to be a signatory   thereto; and   the ABL/Cash Flow Intercreditor Agreement, acknowledged by a(iii)   duly authorized officer of each Loan Party;   provided that, clause (ii) above notwithstanding, but without limiting the requirements   set forth in Subsections 6.1(h) and 6.1(i), to the extent that a valid security interest in   the Collateral covered by the U.S. Guarantee and Collateral Agreement (to the extent   and with priority contemplated thereby) or the Canadian Guarantee and Collateral   Agreement (to the extent and with priority contemplated thereby) is not provided on the   Closing Date and to the extent Holdings and the Parent Borrower and its Subsidiaries   have used commercially reasonable efforts to provide such Collateral, the provisions of   clause (ii) above shall be deemed to have been satisfied and the Loan Parties shall be   required to provide such Collateral in accordance with the provisions set forth in   Subsections 7.12(a) and 7.13, if, and only if, each Loan Party shall have executed and   delivered the U.S. Guarantee and Collateral Agreement or the Canadian Guarantee and   Collateral Agreement, as applicable, to the Administrative Agent and the Administrative   Agent shall have a perfected security interest in all Collateral of the type for which   perfection may be accomplished by filing a UCC or PPSA financing statement and shall   have possession of all certificated Capital Stock of the Parent Borrower and of its   Domestic Subsidiaries (to the extent constituting Collateral), together with undated   stock powers executed in blank (provided that certificated Capital Stock of Ply Gem   Holdings and its Subsidiaries will only be required to be delivered on the Closing Date   to the extent received from Ply Gem Holdings, so long as the Borrower Representative   has used commercially reasonable efforts to obtain them on the Closing Date).   Pisces Acquisition Agreement and Atlas Acquisition Agreement. (i) The(b)   Pisces Merger shall have been or, substantially concurrently with the initial funding pursuant to   the Debt Financing, shall be, consummated in all material respects in accordance with the terms   of the Pisces Acquisition Agreement, without giving effect to any modifications, amendments,   express waivers or express consents thereunder by the Parent Borrower that are materially   adverse to the Lenders without the consent of the Lead Arrangers (such consent not to be   unreasonably withheld, conditioned or delayed and provided that the Lead Arrangers shall be   deemed to have consented to such modification, amendment, waiver or consent unless they   shall object thereto within three Business Days after receipt of written notice of such   modification, amendment, waiver or consent) (it being understood and agreed that (A) any   change in the purchase price shall not be deemed to be materially adverse to the Lenders but   (x) any resulting reduction in cash uses shall be allocated (I) first, to a reduction in the Equity   194   10066032231008166793v315

Contribution to 21% of the pro forma capitalization of the Parent Borrower after giving effect   to the Transactions (as calculated in accordance with the definition of the term “Equity   Contribution”), (II) second, (1) 79% to a ratable reduction of the aggregate principal amount   of the Initial Cash Flow Term Loan Facility and the Senior Notes (which reduction in the   Senior Notes, together with any reduction in the Senior Notes pursuant to Subsection   6.1(b)(ii)(A)(x)(II)(1), shall not result in an aggregate principal amount of the Senior Notes of   less than $250,000,000 unless reduced to $0 (followed by a reduction of only the Initial Cash   Flow Term Loan Facility)) and (2) 21% to a reduction in the Equity Contribution and (y) any   increase in purchase price (excluding, for the avoidance of doubt, any purchase price   adjustments in accordance with the terms of the Pisces Acquisition Agreement) shall be funded   (at the Parent Borrower’s option) with the proceeds of an equity contribution, revolving loans   made pursuant to the Cash Flow Credit Agreement and/or Loans and (B) any modification,   amendment, express waiver or express consent to the definition of “Company Material Adverse   Effect” in the Pisces Acquisition Agreement shall be deemed to be materially adverse to the   Lenders; provided that the Lead Arrangers shall be deemed to have consented to such   modification, amendment, express waiver or express consent unless they shall object thereto   within three Business Days after receipt of written notice of such modification, amendment,   express consent or express waiver and (ii) the transactions which upon the consummation   thereof will result in the Atlas Acquisition shall have been or, substantially concurrently with   the initial funding pursuant to the Debt Financing, shall be, consummated in all material   respects in accordance with the terms of the Atlas Acquisition Agreement, without giving effect   to any modifications, amendments, express waivers or express consents thereunder by the   Parent Borrower that are materially adverse to the Lenders without the consent of the Lead   Arrangers (such consent not to be unreasonably withheld, conditioned or delayed and provided   that the Lead Arrangers shall be deemed to have consented to such modification, amendment,   waiver or consent unless they shall object thereto within three Business Days after receipt of   written notice of such modification, amendment, waiver or consent) (it being understood and   agreed that (A) any change in the purchase price shall not be deemed to be materially adverse   to the Lenders but (x) any resulting reduction in cash uses shall be allocated (I) first, to a   reduction in the Equity Contribution to 21% of the pro forma capitalization of the Borrower   after giving effect to the Transactions (as calculated in accordance with the definition of the   term “Equity Contribution”) and (II) second, (1) 79% to a ratable reduction of the Initial Cash   Flow Term Loan Facility and the aggregate principal amount of the Senior Notes (which   reduction in the Senior Notes, together with any reduction in the Senior Notes pursuant to   Subsection 6.1(b)(i)(A)(x)(II)(1), shall not result in an aggregate principal amount of the Senior   Notes of less than $250,000,000 unless reduced to $0 (followed by a reduction of only the   Initial Cash Flow Term Loan Facility)) and (2) 21% to a reduction in the Equity Contribution   and (y) any increase in purchase price (excluding, for the avoidance of doubt, any purchase   price adjustments in accordance with the terms of the Atlas Acquisition Agreement) shall be   funded (at the Parent Borrower’s option) with the proceeds of an equity contribution, revolving   loans made pursuant to the Cash Flow Credit Agreement and/or Revolving Credit Loans and   (B) any modification, amendment, express waiver or express consent to the definition of   “Material Adverse Effect” in the Atlas Acquisition Agreement shall be deemed to be materially   adverse to the Lenders; provided that the Lead Arrangers shall be deemed to have consented   to such modification, amendment, express waiver or express consent unless they shall object   195   10066032231008166793v315
thereto within three Business Days after receipt of written notice of such modification,   amendment, express consent or express waiver.   Equity Contribution. The Equity Contribution shall have been, or(c)   substantially concurrently with the initial funding pursuant to the Debt Financing shall be,   consummated, which to the extent including equity interests other than common equity interests   of Holdings or the Parent Borrower shall be on terms and conditions and pursuant to   documentation reasonably satisfactory to the Lead Arrangers to the extent material to the   interests of the Lenders.   Financial Information. The Committed Lenders shall have received (I) (i)(d)   the audited consolidated balance sheets of Ply Gem Holdings as of December 31, 2017 and   December 31, 2016 and related consolidated statements of operations, stockholder’s equity and   cash flows of Ply Gem Holdings for the fiscal years ended December 31, 2017, December 31,   2016 and December 31, 2015 and (ii) (x) the audited consolidated balance sheets of Atrium   Corporation as of December 31, 2017 and December 31, 2016 and the related consolidated   statements of operations, stockholder’s deficit and cash flows of Atrium Corporation for the   fiscal years ended December 31, 2017 and December 31, 2016 and (y) the audited consolidated   balance sheets of Atrium Corporation as of December 31, 2016 and December 31, 2015 and   the related consolidated statements of operations, stockholder’s deficit and cash flows of   Atrium Corporation for the fiscal years ended December 31, 2016 and December 31, 2015 and   (II) the unaudited pro forma consolidated balance sheet and a related unaudited pro forma   consolidated statement of operations of the Parent Borrower as of and for the 12-month period   ending on December 31, 2017, adjusted to give effect (as if such events had occurred on such   date for purposes of the balance sheet and at the beginning of such period, for purposes of the   statement of operations) to the consummation of the Transactions, and the Extensions of Credit   hereunder on the Closing Date, which need not be prepared in compliance with Regulation S-X   under the Securities Act or include adjustments for purchase accounting, in each case to the   extent customary for senior secured bank financing transactions of this type.   Legal Opinions. The Administrative Agent shall have received the(e)   following executed legal opinions, each in form and substance reasonably satisfactory to the   Administrative Agent:   (i) executed legal opinion of Debevoise & Plimpton LLP, counsel(iv)   to the Borrower and the other Loan Parties;   (ii) executed legal opinions of Morris, Nichols, Arsht & Tunnell(v)   LLP, special Delaware counsel to certain of the Loan Parties;   (iii) executed legal opinions of Lathrop Gage LLP, special(vi)   California and Missouri counsel to certain of the Loan Parties;   (iv) executed legal opinion of Marshall & Melhorn, LLC, special(vii)   Ohio counsel to certain of the Loan Parties;   196   10066032231008166793v315
(v) executed legal opinion of Adams and Reese LLP, special(viii)   Texas counsel to certain of the Loan Parties;   (vi) executed legal opinion of Dinsmore & Shohl LLP, special(ix)   West Virginia counsel to certain of the Loan Parties; and   (vii) executed legal opinion of Blake, Cassels and Graydon LLP,(x)   special Canadian counsel to certain of the Loan Parties.   Officer’s Certificate. The Administrative Agent shall have received a(f)   certificate from the Borrower Representative, dated the Closing Date, substantially in the form   of Exhibit H hereto.   Perfected Liens. The Collateral Agent shall have obtained a valid(g)   security interest in the Collateral covered by the U.S. Guarantee and Collateral Agreement (to   the extent and with the priority contemplated therein and in the ABL/Cash Flow Intercreditor   Agreement) and in the Collateral covered by the Canadian Guarantee and Collateral   Agreement; and all documents, instruments, filings and recordations reasonably necessary in   connection with the perfection and, in the case of the filings with the United States Patent and   Trademark Office, the United States Copyright Office and the Canadian Intellectual Property   Office, protection of such security interests shall have been executed and delivered or made, or   shall be delivered or made substantially concurrently with the initial funding pursuant to the   Debt Financing under the Loan Documents pursuant to arrangements reasonably satisfactory to   the Administrative Agent or, in the case of filings under the Uniform Commercial Code (in the   case of Collateral of the U.S. Loan Parties) or filings under the PPSA (in the case of the   Collateral of Canadian Loan Parties) of each applicable jurisdiction, written authorization to   make such filings shall have been delivered to the Collateral Agent, and none of such Collateral   shall be subject to any other pledges, security interests or mortgages except for Permitted Liens   or pledges, security interests and mortgages to be released on the Closing Date; provided that   with respect to any such Collateral the security interest in which may not be perfected by filing   of a UCC financing statement (in the case of Collateral of the U.S. Loan Parties) or a PPSA   financing statement (in the case of Collateral of the Canadian Loan Parties) or by possession of   certificated Capital Stock of the Parent Borrower or its Domestic Subsidiaries (to the extent   constituting Collateral) (provided that certificated Capital Stock of Ply Gem Holdings and its   Subsidiaries will only be required to be delivered on the Closing Date to the extent received   from Ply Gem Holdings, so long as the Borrower Representative has used commercially   reasonable efforts to obtain them on the Closing Date), if perfection of the Collateral Agent’s   security interest in such Collateral may not be accomplished on or before the Closing Date   after the applicable Loan Party’s commercially reasonable efforts to do so, then delivery of   documents and instruments for perfection of such security interest shall not constitute a   condition precedent to the initial borrowings hereunder if the applicable Loan Party agrees to   deliver or cause to be delivered such documents and instruments, and take or cause to be taken   such other actions as may be reasonably necessary to perfect such security interests in   accordance with Subsections 7.12(a) and 7.13 and otherwise pursuant to arrangements to be   mutually agreed by the applicable Loan Party and the Administrative Agent acting reasonably,   but in no event later than the 91st day after the Closing Date (unless otherwise agreed by the   Administrative Agent in its sole discretion) (and, in the case of real property and the   197   10066032231008166793v315
Mortgages, no later than the 181st day after the Closing Date, unless otherwise agreed by the   Administrative Agent in its sole discretion).   [Reserved].(h)   Lien Searches. The Collateral Agent shall have received customary lien(i)   searches requested by it at least 30 calendar days prior to the Closing Date; provided that if   delivery of such lien searches to the Collateral Agent may not be accomplished on or before   the Closing Date after the Parent Borrower’s commercially reasonable efforts to do so, then   delivery of such lien searches shall not constitute a condition precedent to the initial   borrowings hereunder if the Parent Borrower agrees to deliver or cause to be delivered such   lien searches in accordance with Subsection 7.12(a) and otherwise pursuant to arrangements to   be mutually agreed by the Parent Borrower and the Administrative Agent acting reasonably,   but in no event later than the 91st day after the Closing Date (unless otherwise agreed by the   Administrative Agent in its sole discretion).   Fees. The Committed Lenders, the Lead Arrangers, the Agents and the(j)   Lenders, respectively, shall have received all fees related to the Transactions payable to them to   the extent due (which may be offset against the proceeds of the Facilities).   Secretary’s Certificate. The Administrative Agent shall have received a(k)   certificate from the Parent Borrower and, substantially concurrently with the satisfaction of the   other conditions precedent set forth in this Subsection 6.1, each other Loan Party, dated the   Closing Date, substantially in the form of Exhibit G-1 hereto (in the case of U.S. Loan Parties)   or Exhibit G-2 hereto (in the case of Canadian Loan Parties), with appropriate insertions and   attachments of resolutions or other actions, evidence of incumbency and the signature of   authorized signatories and Organizational Documents, executed by a Responsible Officer and   the Secretary or any Assistant Secretary or other authorized representative of such Loan Party.   No Closing Date Material Adverse Effect. (i) Since January 31, 2018,(l)   there has not occurred any Closing Date Material Adverse Effect and (ii) since January 31,   2018, there has not been any “Material Adverse Effect” (as defined in the Atlas Acquisition   Agreement).   Solvency. The Administrative Agent shall have received a certificate of(m)   the chief financial officer or treasurer (or other comparable officer) of the Ply Gem Business   certifying the Solvency, after giving effect to the Transactions and after giving effect to the   effectiveness of the Atlas Merger, the Atlas Contribution and the repayment of certain existing   Indebtedness of the Atrium Business on the Business Day immediately following the Closing   Date, of the Parent Borrower and its Subsidiaries on a consolidated basis in substantially the   form of Exhibit I hereto.   [Reserved].(n)   Patriot Act. The Administrative Agent and the Committed Lenders shall(o)   have received at least three Business Days prior to the Closing Date all documentation and   other information about the Loan Parties mutually agreed to be required by U.S. regulatory   198   10066032231008166793v315

authorities under applicable “know your customer” and anti-money laundering rules and   regulations, including the Patriot Act that has been reasonably requested in writing at least ten   Business Days prior to the Closing Date.   Pisces Acquisition Agreement and Atlas Acquisition Agreement(p)   Conditions; Specified Representations. (i) (x) The condition in Section 6.3(a) of the Pisces   Acquisition Agreement (but only with respect to the representations that are material to the   interests of the Lenders, and only to the extent that the Parent Borrower (or any of its   Affiliates party to the Pisces Acquisition Agreement) has the right to terminate its obligations   under the Pisces Acquisition Agreement (or otherwise decline to consummate the Pisces   Merger) without liability to the Parent Borrower or any of its Affiliates as a result of a breach   of such representations in the Pisces Acquisition Agreement) shall have been satisfied and (y)   the condition in Section 2.6(b)(ii) of the Atlas Acquisition Agreement (but only with respect to   the representations that are material to the interests of the Lenders, and only to the extent that   the Parent Borrower (or any of its Affiliates party to the Atlas Acquisition Agreement) has the   right to terminate its obligations under the Atlas Acquisition Agreement (or otherwise decline   to consummate the Atlas Acquisition) without liability to the Parent Borrower or any of its   Affiliates as a result of a breach of such representations in the Atlas Acquisition Agreement)   shall have been satisfied and (ii) the Specified Representations shall, except to the extent they   relate to a particular date, be true and correct in all material respects on and as of such date as   if made on and as of such date.   Borrowing Notice or L/C Request. With respect to the initial Extensions(q)   of Credit, the Administrative Agent shall have received a notice of such Borrowing as required   by Subsection 2.2 or 2.4, as applicable (or such notice shall have been deemed given in   accordance with Subsection 2.2 or 2.4, as applicable). With respect to the issuance of any   Letter of Credit, the applicable Issuing Lender shall have received a L/C Request, completed to   its satisfaction, and such other certificates, documents and other papers and information as such   Issuing Lender may reasonably request.   Outstanding Indebtedness. Substantially concurrently with the initial(r)   funding pursuant to the Debt Financing, all commitments and amounts outstanding (other than   contingent obligations) under (i) the Credit Agreement, dated as of January 30, 2014, among   Ply Gem Holdings, Ply Gem Industries, the lenders from time to time party thereto and Credit   Suisse AG, as administrative agent and collateral agent, as the same may be amended, restated,   amended and restated, refinanced, supplemented or otherwise modified from time to time, (ii)   the Existing Pisces ABL Credit Agreement, and (iii) the Indenture, dated as of January 30,   2014, among Ply Gem Industries, the guarantors from time to time party thereto and Wells   Fargo Bank, National Association, as trustee, as amended by the First Supplemental Indenture,   dated as of October 3, 2014, and as the same may be further amended, restated, supplemented   or otherwise modified from time to time, shall in each case have been repaid, redeemed,   defeased, terminated or otherwise discharged (or irrevocable notice for the repayment,   redemption, defeasance, termination or discharge thereof has been given).   The making of the initial Extensions of Credit by the Lenders hereunder shall   conclusively be deemed to constitute an acknowledgement by the Administrative Agent and   each Lender that each of the conditions precedent set forth in this Subsection 6.1 shall have   199   10066032231008166793v315
been satisfied in accordance with its respective terms or shall have been irrevocably waived by   such Person.   Conditions to Each Extension of Credit After the Closing Date. The6.2   agreement of each Lender to make any Extension of Credit requested to be made by it on any   date after the Closing Date (including each Swingline Loan made after the Closing Date) is   subject to the satisfaction or waiver of the following conditions precedent:   Representations and Warranties. (i) In the case of any Extension of(a)   Credit other than an Extension of Credit made in connection with a Limited Condition   Transaction, each of the representations and warranties made by any Loan Party pursuant to   this Agreement or any other Loan Document (or in any amendment, modification or   supplement hereto or thereto) to which it is a party, and each of the representations and   warranties contained in any certificate furnished at any time by or on behalf of any Loan Party   pursuant to this Agreement or any other Loan Document shall, except to the extent that they   relate to a particular date, be true and correct in all material respects on and as of such date as   if made on and as of such date and (ii) in the case of any Extension of Credit made in   connection with a Limited Condition Transaction, the Specified Representations shall, except to   the extent they relate to a particular date, be true and correct in all material respects on and as   of such date as if made on and as of such date.   No Default. No Default or Event of Default shall have occurred and be(b)   continuing on such date or after giving effect to the Extensions of Credit requested to be made   on such date.   Borrowing Notice or L/C Request. With respect to any Borrowing, the(c)   Administrative Agent shall have received a notice of such Borrowing as required by   Subsection 2.2 or 2.4, as applicable (or such notice shall have been deemed given in   accordance with Subsection 2.2 or 2.4, as applicable). With respect to the issuance of any   Letter of Credit, the applicable Issuing Lender shall have received a L/C Request, completed to   its satisfaction, and such other certificates, documents and other papers and information as such   Issuing Lender may reasonably request.   Each Extension of Credit hereunder shall constitute a representation and   warranty by the Parent Borrower as of the date of such borrowing or such issuance that the   conditions contained in this Subsection 6.2 have been satisfied (excluding, for the avoidance of   doubt, the initial Extensions of Credit hereunder).   SECTION 7   Affirmative Covenants   The Parent Borrower hereby agrees that, from and after the Closing Date and so   long as the Commitments remain in effect, and thereafter until payment in full of the Loans, all   Reimbursement Obligations and all other Obligations then due and owing to any Lender or any   Agent hereunder and termination or expiration of all Letters of Credit (unless cash   collateralized or otherwise provided for in a manner reasonably satisfactory to the   200   10066032231008166793v315
Administrative Agent), the Parent Borrower shall and shall (except in the case of delivery of   financial information, reports and notices, in which case it shall or shall cause the Borrower   Representative, if it is not then the Borrower Representative, to) cause each of its respective   Restricted Subsidiaries to:   Financial Statements. Furnish to the Administrative Agent for delivery to7.1   each Lender (and the Administrative Agent agrees to make and so deliver such copies):   as soon as available, but in any event not later than the fifth Business(a)   Day after (i) the 135th day following the end of the Fiscal Year of Neptune ending October 28,   2018 (or such longer period as would be permitted by the SEC if Neptune were then subject   to SEC reporting requirements as a non-accelerated filer), a copy of the consolidated balance   sheet of Neptune as at the end of such year and the related consolidated statements of   operations, stockholders’ equity and cash flows for such year, and (ii) commencing with the   Fiscal Year ending December 31, 2019, the 120th day following the end of each Fiscal Year of   the Parent Borrower (or, in each case, such longer period as would be permitted by the SEC if   the Parent Borrower were then subject to SEC reporting requirements as a non-accelerated   filer), a copy of the consolidated balance sheet of the Parent Borrower as at the end of such   year and the related consolidated statements of operations, stockholders’ equity and cash flows   for such year, setting forth, commencing with the financial statements for the fiscal year ending   December 31, 2019, in each case, in comparative form, the figures for and as of the end of the   previous year (which, for purposes of the financial statements for the fiscal year ending   December 31, 2019, such financial statements in comparative form will consist of (x) the   financial statements of Neptune for the fiscal year ending October 28, 2018 and (y) the   financial statements of Neptune for the transition period from October 29, 2018 through   December 31, 2018 (it being understood that, with respect to financial information of the   Parent Borrower (as defined prior to giving effect to the Panther Closing Date) included in the   financial statements of Neptune for the transition period from October 29, 2018 through   December 31, 2018, the financial statements of Neptune for the transition period from October   29, 2018 through December 31, 2018 may only include the financial information of the Parent   Borrower (as defined prior to giving effect to the Panther Closing Date) for the period from   the Panther Closing Date through December 31, 2018)), reported on without a “going   concern” or like qualification or exception, or qualification arising out of the scope of the audit   (provided that such report may contain a “going concern” or like qualification or exception, or   qualification arising out of the scope of the audit, if such qualification or exception is related   solely to (i) an upcoming maturity or termination date hereunder or an upcoming “maturity   date” under the Cash Flow Credit Agreement, Senior Notes or any other Indebtedness Incurred   in compliance with this Agreement (or, for purposes of the financial statements of Neptune for   the fiscal year ending October 28, 2018, an upcoming maturity or termination date under the   Neptune ABL Credit Agreement or the Neptune Term Loan Credit Agreement and any other   Indebtedness Incurred in compliance with the Neptune ABL Credit Agreement or the Neptune   Term Loan Credit Agreement), (ii) any potential inability to satisfy any financial maintenance   covenant included in this Agreement, the Cash Flow Credit Agreement or any Indebtedness of   the Parent Borrower or its Subsidiaries on a future date in a future period (or, for purposes of   the financial statements of Neptune for the fiscal year ending October 28, 2018, any potential   inability to satisfy any financial maintenance covenant included in either of the Neptune ABL   201   10066032231008166793v315
Credit Agreement, the Neptune Term Loan Credit Agreement or any other Indebtedness of   Neptune or its Subsidiaries on a future date in a future period) or (iii) the activities, operations,   financial results, assets or liabilities of any Unrestricted Subsidiary), by KPMG LLP, Ernst &   Young LLP or other independent certified public accountants of nationally recognized standing   (it being agreed that the furnishing of (x) the Parent Borrower’s, Neptune’s or any Parent   Entity’s annual report on Form 10-K for such year, as filed with the SEC, or (y) the financial   statements of any Parent Entity, will, in each case, satisfy the Parent Borrower’s or Neptune’s,   as applicable, obligation under this Subsection 7.1(a) with respect to such year, including with   respect to the requirement that such financial statements be reported on without a “going   concern” or like qualification or exception, or qualification arising out of the scope of the   audit, so long as the report included in such Form 10-K or accompanying such financial   statements, as applicable, does not contain any “going concern” or like qualification or   exception (other than a “going concern” or like qualification or exception with respect to (i) an   upcoming maturity or termination date hereunder or an upcoming “maturity date” under the   Cash Flow Credit Agreement, Senior Notes or any other Indebtedness Incurred in compliance   with this Agreement (or, for purposes of the financial statements of Neptune for the fiscal year   ending October 28, 2018, an upcoming maturity or termination date under the Neptune ABL   Credit Agreement or the Neptune Term Loan Credit Agreement and any other Indebtedness   Incurred in compliance with the Neptune ABL Credit Agreement or the Neptune Term Loan   Credit Agreement), (ii) any potential inability to satisfy any financial maintenance covenant   included in this Agreement, the Cash Flow Credit Agreement or any other Indebtedness of the   Parent Borrower or its Subsidiaries on a future date or in a future period (or, for purposes of   the financial statements of Neptune for the fiscal year ending October 28, 2018, any potential   inability to satisfy any financial maintenance covenant included in either of the Neptune ABL   Credit Agreement, the Neptune Term Loan Credit Agreement or any other Indebtedness of   Neptune or its Subsidiaries on a future date in a future period) or (iii) the activities, operations,   financial results, assets or liabilities of any Unrestricted Subsidiary)), together with a   management’s discussion and analysis of consolidated financial information (which need not be   prepared in accordance with Item 303 of Regulation S-K of the Securities Act, and which may   be in a form substantially similar to (1) the management’s discussion and analysis of   consolidated financial information with respect to Ply Gem Holdings included in the offering   memorandum for the Senior Notes or (2) the management’s discussion and analysis of financial   condition and results of operations with respect to Neptune as previously filed with the SEC);   as soon as available, but in any event not later than the fifth Business(b)   Day following (i) the 105th day following the end of the quarterly period ending March 31,   2018 (or such longer period as would be permitted by the SEC if the Parent Borrower were   then subject to SEC reporting requirements as a non-accelerated filer), (x) the unaudited   consolidated balance sheet and related statements of operations and cash flows of Atrium   Corporation and its consolidated subsidiaries for such quarterly period and (y) the unaudited   consolidated balance sheet and related statements of operations and cash flows of Ply Gem   Holdings and its consolidated subsidiaries for such quarterly period, (ii) the 90th day following   the end of each of the quarterly periods ending June 30, 2018 and September 29, 2018 (or   such longer period as would be permitted by the SEC if the Parent Borrower were then subject   to SEC reporting requirements as a non-accelerated filer), the unaudited consolidated balance   sheet of the Parent Borrower as at the end of such quarter and the related unaudited   202   10066032231008166793v315

consolidated statements of operations and cash flows of the Parent Borrower for such quarter   and the portion of the Fiscal Year through the end of such quarter, (iii) the 60th day following   December 31, 2018 (or such longer period as would be permitted by the SEC if Neptune were   then subject to SEC reporting requirements as a non-accelerated filer), the unaudited   consolidated balance sheet and related statements of operations and cash flows of Neptune and   its consolidated subsidiaries for the transition period from October 29, 2018 through December   31, 2018 (it being understood that, with respect to financial information of the Parent   Borrower (as defined prior to giving effect to the Panther Closing Date) included in the   unaudited consolidated balance sheet and related statements of operations and cash flows of   Neptune and its consolidated subsidiaries for the transition period from October 29, 2018   through December 31, 2018, the unaudited consolidated balance sheet and related statements   of operations and cash flows of Neptune and its consolidated subsidiaries for the transition   period from October 29, 2018 through December 31, 2018 may only include the financial   information of the Parent Borrower (as defined prior to giving effect to the Panther Closing   Date) for the period from the Panther Closing Date through December 31, 2018) and (iv) the   60th day following the end of each of the first three quarterly periods of each Fiscal Year of the   Parent Borrower (or such longer period as would be permitted by the SEC if the Parent   Borrower were then subject to SEC reporting requirements as a non-accelerated filer)   commencing, in the case of this clause (iv), with the Fiscal Quarter ending March 30, 2019, the   unaudited consolidated balance sheet of the Parent Borrower as at the end of such quarter and   the related unaudited consolidated statements of operations and cash flows of the Parent   Borrower for such quarter and the portion of the Fiscal Year through the end of such quarter,   setting forth commencing with the financial statements for the Fiscal Quarter ending September   28, 2019 in comparative form the figures for and as of the corresponding periods of the   previous year (which, for purposes of the financial statements for the Fiscal Quarter ending   September 28, 2019, such financial statements in comparative form will consist of the financial   statements of Neptune for the fiscal quarter ending July 29, 2018), in each case certified by a   Responsible Officer of the Parent Borrower as being fairly stated in all material respects   (subject to normal year-end audit and other adjustments) (it being agreed that the furnishing of   (x) the Parent Borrower’s or any Parent Entity’s quarterly report on Form 10-Q for such   quarter or the transition report on Form 10-QT for such period, as filed with the SEC, or (y)   the financial statements of any Parent Entity will in each case, satisfy the Parent Borrower’s or   Neptune’s, as applicable, obligations under this Subsection 7.1(b) with respect to such quarter),   together with a management’s discussion and analysis of financial information (which need not   be prepared in accordance with Item 303 of Regulation S-K of the Securities Act, and which   may be in a form substantially consistent with (1) the management’s discussion and analysis of   consolidated financial information with respect to Ply Gem Holdings included in the offering   memorandum for the Senior Notes or (2) the management’s discussion and analysis of financial   condition and results of operations with respect to Neptune as previously filed with the SEC);   to the extent applicable, concurrently with any delivery of consolidated(c)   financial statements referred to in Subsections 7.1(a) and (b) above, related unaudited   condensed consolidating financial statements and appropriate reconciliations reflecting the   material adjustments necessary (as determined by the Borrower Representative in good faith,   203   10066032231008166793v315
which determination shall be conclusive) to eliminate the accounts of Unrestricted Subsidiaries   (if any) from such consolidated financial statements; and   commencing with the financial statements for the Fiscal Quarter ending(d)   June 30, 2018, all such financial statements delivered pursuant to Subsection 7.1(a) or (b) to   (and, in the case of any financial statements delivered pursuant to Subsection 7.1(b), shall be   certified by a Responsible Officer of the Parent Borrower to) fairly present in all material   respects the financial condition of the Parent Borrower and, if applicable the applicable Parent   Entity and, its Subsidiaries in conformity with GAAP and to be (and, in the case of any   financial statements delivered pursuant to Subsection 7.1(b) shall be certified by a Responsible   Officer of the Parent Borrower as being) in reasonable detail and prepared in accordance with   GAAP applied consistently throughout the periods reflected therein and with prior periods that   began on or after the Closing Date (except as disclosed therein, and except, in the case of any   financial statements delivered pursuant to Subsection 7.1(b), for the absence of certain notes).   Notwithstanding anything in clause (a) or (b) of this Subsection 7.1 to the   contrary, except as expressly required with respect to Unrestricted Subsidiaries in clause (c)   above, in no event shall any annual or quarterly financial statements delivered pursuant to   clause (a) or (b) of this Subsection 7.1 be required to (x) include any segment reporting,   reporting with respect to non-consolidated subsidiaries, separate consolidating financial   information with respect to the Parent Borrower, any Subsidiary Guarantor or any other   Affiliate of the Parent Borrower, or any segment reporting, reporting with respect to non-   consolidated subsidiaries, separate financial statements or information for the Parent Borrower,   any Subsidiary Guarantor or any Affiliate of the Parent Borrower, (y) comply with Section   302, Section 404 and Section 906 of the Sarbanes Oxley Act of 2002, as amended, or related   items 307, 308 and 308T of Regulation S-K under the Securities Act or (z) comply with Rule   3-03(e), Rule 3-05, Rule 3-09, Rule 3-10 and Rule 3-16 of Regulation S-X under the   Securities Act.   Certificates; Other Information. Furnish to the Administrative Agent for7.2   delivery to each Lender (and the Administrative Agent agrees to make and so deliver such   copies):   [reserved];(a)   commencing with the financial statements for the Fiscal Quarter ending(b)   June 30, 2018, concurrently with the delivery of the financial statements and reports   referred to in Subsections 7.1(a) (other than the financial statements and reports set   forth in clause (i) thereof) and 7.1(b), a certificate signed by a Responsible Officer of   the Borrower Representative in substantially the form of Exhibit Q or such other form   as may be agreed between the Borrower Representative and the Administrative Agent   (a “Compliance Certificate”) (i) stating that, to the best of such Responsible Officer’s   knowledge, each of the Parent Borrower and its Restricted Subsidiaries during such   period has observed or performed all of its covenants and other agreements, and   satisfied every condition, contained in this Agreement or the other Loan Documents to   which it is a party to be observed, performed or satisfied by it, and that such   Responsible Officer has obtained no knowledge of any Default or Event of Default,   204   10066032231008166793v315
except, in each case, as specified in such certificate, and (ii) commencing with the   delivery of the Compliance Certificate for the Fiscal Quarter ended June 30, 2018,   setting forth a reasonably detailed calculation of the Consolidated Fixed Charge   Coverage Ratio for the Most Recent Four Quarter Period (whether or not a   Compliance Period is in effect) and, if applicable, demonstrating compliance with   Subsection 8.1 (in the case of a certificate furnished with the financial statements   referred to in Subsections 7.1(a) and 7.1(b));   [reserved];(c)   within five Business Days after the same are filed, copies of all financial(d)   statements and periodic reports which the Parent Borrower may file with the SEC or   any successor or analogous Governmental Authority;   within five Business Days after the same are filed, copies of all(e)   registration statements and any amendments and exhibits thereto, which the Parent   Borrower may file with the SEC or any successor or analogous Governmental   Authority; and   not later than 5:00 P.M., New York City time, on or before the 20th(f)   Business Day of each Fiscal Period of the Parent Borrower (or (i) more frequently as   the Borrower Representative may elect, so long as the same frequency of delivery is   maintained by the Borrower Representative for the immediately following 90 day period   or (ii) not later than the third Business Day of each week during any period (a)   commencing on the date on which either (x) a Specified Default has occurred and has   been continuing or (y) the Specified Availability has been less than 10.0% of   Availability at such time, in the case of each of clauses (x) and (y) above for a period   of five consecutive Business Days; provided that the Administrative Agent has notified   the Borrower Representative thereof and (b) ending on the first date thereafter on   which both (x) no Specified Default has existed or been continuing at any time and (y)   the Specified Availability shall have been not less than 10.0% of Availability at any   time, in each case for 20 consecutive calendar days), a borrowing base certificate   setting forth the Borrowing Base (and the FILO Borrowing Base (in each case, with   supporting calculations) substantially in the form of Exhibit K hereto (each, a   “Borrowing Base Certificate”), which shall also include a calculation of Specified   Unrestricted Cash, and which shall be prepared as of the last Business Day of the   preceding Fiscal Period of the Parent Borrower (or (x) such other applicable date to be   agreed by the Borrower Representative and the Administrative Agent in the case of   clause (i) above or (y) the previous Friday in the case of clause (ii) above); provided   that a revised Borrowing Base Certificate based on the Borrowing Base Certificate last   delivered shall be delivered within five Business Days after (1)(A) the consummation of   a Disposition of ABL Priority Collateral not in the ordinary course of business   (including, for the avoidance of doubt, any such Disposition (I) pursuant to clause (b),   (n) or (s) of the definition of “Asset Sale”, (II) in connection with a Vendor Financing   Arrangement excluded from the definition of “Indebtedness” pursuant to the second   proviso therein or (III) resulting in a Lien incurred pursuant to Subsection 8.14(w))   with an aggregate fair market value (as determined by the Borrower Representative in   205   10066032231008166793v315
good faith, which determination shall be conclusive) in excess of the Dollar Equivalent   of $25,000,000, (B) the consummation of a merger or consolidation of a U.S. Qualified   Loan Party having ABL Priority Collateral with an aggregate fair market value (as   determined by the Borrower Representative in good faith, which determination shall be   conclusive) in excess of the Dollar Equivalent of $25,000,000 with or into a Person that   is not and does not become a U.S. Qualified Loan Party or (C) the consummation of a   merger, consolidation or amalgamation of a Canadian Qualified Loan Party having ABL   Priority Collateral with an aggregate fair market value (as determined by the Borrower   Representative in good faith, which determination shall be conclusive) in excess of the   Dollar Equivalent of $25,000,000 with or into a Person that is not and does not   become a Qualified Loan Party or (2) any merger, consolidation, amalgamation or   disposition pursuant to clause (3) or (4) of the last proviso of each of Subsection   8.2(a)(y) or 8.2(b), as applicable, giving pro forma effect to such sale or such merger,   consolidation, amalgamation or disposition, unless, in the case of clauses (1) and (2)   above the pro forma effect of such event was already reflected on such Borrowing Base   Certificate last delivered. Each such Borrowing Base Certificate shall include such   supporting information as may be reasonably requested from time to time by the   Administrative Agent. Notwithstanding any of the foregoing to the contrary, the Parent   Borrower shall not be required to deliver a Borrowing Base Certificate prior to the   completion of the Initial Collateral Examination (the first Borrowing Base Certificate   delivered thereafter, the “Initial Borrowing Base Certificate”);   subject to the last sentence of Subsection 7.6(a), promptly, such(g)   additional financial and other information regarding the Loan Parties as any Agent or   the Required Lenders through the Administrative Agent may from time to time   reasonably request;   promptly upon reasonable request from the Administrative Agent(h)   calculations of Consolidated EBITDA and other Fixed GAAP Terms as reasonably   requested by the Administrative Agent promptly following receipt of a written notice   from the Borrower Representative electing to change the Fixed GAAP Date, which   calculations shall show the calculations of the respective Fixed GAAP Terms both   before and after giving effect to the change in the Fixed GAAP Date and identify the   material change(s) in GAAP giving rise to the change in such calculations; and   such information regarding aging of Accounts of the Parent Borrower(i)   and its Restricted Subsidiaries as the Administrative Agent may from time to time   reasonably request.   Documents required to be delivered pursuant to Subsection 7.1 or 7.2 may at the Borrower   Representative’s option be delivered electronically and, if so delivered, shall be deemed to have   been delivered on the date (A) in the case of any such documents other than documents   required to be delivered pursuant to Subsection 7.2(f) (i) on which the Borrower   Representative posts such documents, or provides a link thereto, on the Parent Borrower’s (or   any Parent Entity’s) website on the Internet at the website address listed on Schedule 7.2 (or   such other website address as the Borrower Representative may specify by written notice to   the Administrative Agent from time to time), or (ii) on which such documents are posted on   206   10066032231008166793v315

the Parent Borrower’s (or any Parent Entity’s) behalf on an Internet or intranet website to   which each Lender and the Administrative Agent have access (whether a commercial, third-   party website (including any website maintained by the SEC) or whether sponsored by the   Administrative Agent) and (B) in the case of any such documents required to be delivered   pursuant to Subsection 7.2(f), on which the Borrower Representative provides a link thereto on   the Parent Borrower’s (or any Parent Entity’s) website on the Internet at the website address   listed on Schedule 7.2 (or such other website address as the Borrower Representative may   specify by written notice to the Administrative Agent from time to time). Following the   electronic delivery of any such documents by posting such documents to a website in   accordance with the preceding sentence (other than the posting by the Borrower Representative   of any such documents on any website maintained for or sponsored by the Administrative   Agent), the Borrower Representative shall promptly provide the Administrative Agent notice of   such delivery (which notice may be by facsimile or electronic mail) and the electronic location   at which such documents may be accessed; provided that, in the absence of bad faith, the   failure to provide such prompt notice shall not constitute a Default hereunder.   Payment of Taxes. Pay, discharge or otherwise satisfy at or before7.3   maturity or before they become delinquent, as the case may be, all taxes except where the   amount or validity thereof is currently being contested in good faith by appropriate proceedings   diligently conducted and reserves in conformity with GAAP with respect thereto have been   provided on the books of the Parent Borrower or any of its Restricted Subsidiaries, as the case   may be, or except to the extent that failure to do so, in the aggregate, would not reasonably be   expected to have a Material Adverse Effect.   Conduct of Business and Maintenance of Existence; Compliance with7.4   Contractual Obligations and Requirements of Law. Preserve, renew and keep in full force and   effect its existence and take all reasonable action to maintain all rights, privileges and franchises   necessary or desirable in the normal conduct of the business of the Parent Borrower and its   Restricted Subsidiaries, taken as a whole, except as otherwise permitted pursuant to Subsection   8.2 or 8.5; provided that the Parent Borrower and its Restricted Subsidiaries shall not be   required to maintain any such rights, privileges or franchises and the Parent Borrower’s   Restricted Subsidiaries shall not be required to maintain such existence, if the failure to do so   would not reasonably be expected to have a Material Adverse Effect; and comply with all   Contractual Obligations and Requirements of Law except to the extent that failure to comply   therewith, in the aggregate, would not reasonably be expected to have a Material Adverse   Effect.   Maintenance of Property; Insurance. (i) Keep all property necessary in7.5   the business of the Parent Borrower and its Restricted Subsidiaries, taken as a whole, in good   working order and condition, except where failure to do so would not reasonably be expected   to have a Material Adverse Effect; (ii) use commercially reasonable efforts to maintain with   financially sound and reputable insurance companies (or any Captive Insurance Subsidiary)   insurance on, or self-insure, all property material to the business of the Parent Borrower and its   Restricted Subsidiaries, taken as a whole, in at least such amounts and against at least such   risks (but including in any event public liability and business interruption) as are usually insured   against in the same general area by companies engaged in the same or a similar business;   207   10066032231008166793v315
(iii) furnish to the Administrative Agent, upon written request, information in reasonable detail   as to the insurance carried; (iv) use commercially reasonable efforts to maintain property and   liability policies that provide that in the event of any cancellation thereof during the term of the   policy, either by the insured or by the insurance company, the insurance company shall provide   to the secured party at least 30 days prior written notice thereof, or in the case of cancellation   for non-payment of premium, ten days prior written notice thereof; (v) in the event of any   material change in any of the property or liability policies referenced in the preceding clause   (iv), use commercially reasonable efforts to provide the Administrative Agent with at least 30   days prior written notice thereof; and (vi) use commercially reasonable efforts to ensure that,   subject to the ABL/Cash Flow Intercreditor Agreement, any Junior Lien Intercreditor   Agreement or any Other Intercreditor Agreement at all times, the Collateral Agent, for the   benefit of the Secured Parties, shall be named as an additional insured with respect to liability   policies maintained by each Borrower and each Subsidiary Guarantor and the Collateral Agent,   for the benefit of the Secured Parties, shall be named as loss payee with respect to the property   insurance maintained by each Borrower and each Subsidiary Guarantor; provided that, unless   an Event of Default or a Dominion Event shall have occurred and be continuing, (A) the   Collateral Agent shall turn over to the Borrower Representative any amounts received by it as   an additional insured or loss payee under any property insurance maintained by the Parent   Borrower and its Subsidiaries, (B) the Collateral Agent agrees that the applicable Borrower   and/or the applicable Subsidiary shall have the sole right to adjust or settle any claims under   such insurance and (C) all proceeds from a Recovery Event shall be paid to the Borrower   Representative.   Inspection of Property; Books and Records; Discussions. (a) (i) In the7.6   case of the Parent Borrower, keep proper books and records in a manner to allow financial   statements to be prepared in conformity with GAAP consistently applied in respect of all   material financial transactions and matters involving the material assets and business of the   Parent Borrower and its Restricted Subsidiaries, taken as a whole; and (ii) permit   representatives of the Administrative Agent to visit and inspect any of its properties and   examine and, to the extent reasonable, make abstracts from any of its books and records and to   discuss the business, operations, properties and financial and other condition of the Parent   Borrower and its Restricted Subsidiaries with officers of the Parent Borrower and its Restricted   Subsidiaries and with its independent certified public accountants, in each case at any   reasonable time, upon reasonable notice; provided that (a) except during the continuation of an   Event of Default, only one such visit per year shall be at the Parent Borrower’s expense, and   (b) during the continuation of an Event of Default, the Administrative Agent or its   representatives may do any of the foregoing at the Parent Borrower’s expense; and provided,   further, that representatives of the Borrower Representative may be present during any such   visits, discussions and inspections. Each Borrower shall keep records of its Inventory in a   manner to allow the Borrowing Base Certificate to be prepared in accordance with this   Agreement. Upon the Administrative Agent’s reasonable request, the Parent Borrower will   provide a summary inventory report (based on its customary methodology and, in form and   substance, as prepared for its internal purposes) no more than once per year and at a time   prepared by the Parent Borrower for its internal purposes in its ordinary course of business.   Notwithstanding anything to the contrary in Subsection 7.2(g) or in this Subsection 7.6, none   of the Parent Borrower or any Restricted Subsidiary will be required to disclose, or permit the   208   10066032231008166793v315
inspection or discussion of, any document, information or other matter (i) that constitutes non-   financial trade secrets or non-financial proprietary information, (ii) in respect of which   disclosure to the Administrative Agent or the Lenders (or their respective representatives) is   prohibited by any Requirement of Law or any binding agreement or (iii) that is subject to   attorney client or similar privilege or constitutes attorney work product.   At reasonable times during normal business hours and upon reasonable(b)   prior notice that the Administrative Agent requests, independently of or in connection with the   visits and inspections provided for in clause (a) above, the Parent Borrower and its Restricted   Subsidiaries will grant access to the Administrative Agent (including employees of the   Administrative Agent or any consultants, accountants, lawyers and appraisers retained by the   Administrative Agent) to such Person’s premises, books, records, accounts and Inventory so   that (i) the Administrative Agent or an appraiser retained by the Administrative Agent may   conduct an Inventory appraisal and (ii) the Administrative Agent may conduct (or engage third   parties to conduct) such field examinations, verifications and evaluations (including   environmental assessments) as the Administrative Agent may deem reasonably necessary or   appropriate, including evaluation of the Parent Borrower’s practices in the computation of the   Borrowing Base and/or the FILO Borrowing Base. Unless an Event of Default exists, or if   previously approved by the Borrower Representative, no environmental assessment by the   Administrative Agent may include any sampling or testing of the soil, surface water or   groundwater. The Administrative Agent may conduct one field examination and one Inventory   appraisal in any calendar year that Excess Availability has not been less than 12.5% of   Availability for a period of 10 consecutive Business Days during such calendar year, and the   Administrative Agent may conduct in any calendar year, at the Loan Parties’ expense, up to   two field examinations and two Inventory appraisals if Excess Availability falls below 12.5% of   Availability for 10 consecutive Business Days at any time in such calendar year.   Notwithstanding anything to the contrary contained herein, after the occurrence and during the   continuance of any Event of Default the Administrative Agent may cause such additional field   examinations and Inventory appraisals to be taken for each of the Loan Parties as the   Administrative Agent in its reasonable discretion determines are necessary or appropriate (each,   at the expense of the Loan Parties). All amounts chargeable to the applicable Borrowers under   this Subsection 7.6(b) shall constitute obligations that are secured by all of the applicable   Collateral and shall be payable to the Agents hereunder. Notwithstanding the foregoing, the   Borrower Representative may at any time, in its sole discretion, instruct the Administrative   Agent in writing to suspend the inclusion of any Eligible Inventory in the Borrowing Base and   the FILO Borrowing Base and from and after any such suspension the Administrative Agent   may not conduct any Inventory appraisals. Following any such suspension, at any time the   Borrower Representative may instruct the Administrative Agent in writing to terminate such   suspension period and include Eligible Inventory in the Borrowing Base and the FILO   Borrowing Base on the conditions and terms set forth herein, provided that the Administrative   Agent has the right to conduct an Inventory appraisal prior to including any Eligible Inventory   in the Borrowing Base and the FILO Borrowing Base.   Notices. Promptly give notice to the Administrative Agent and each7.7   Lender of:   209   10066032231008166793v315
as soon as possible after a Responsible Officer of the Borrower(a)   Representative knows thereof, the occurrence of any Default or Event of Default;   as soon as possible after a Responsible Officer of the Borrower(b)   Representative knows thereof, any default or event of default under any Contractual   Obligation of the Parent Borrower or any of its Restricted Subsidiaries, other than as   previously disclosed in writing to the Lenders, which would reasonably be expected to   have a Material Adverse Effect;   as soon as possible after a Responsible Officer of the Borrower(c)   Representative knows thereof, the occurrence of (i) any default or event of default   under the Cash Flow Credit Agreement, (ii) any default or event of default under the   Senior Notes Indenture or (iii) any payment default under any Additional Obligations   Documents or under any agreement or document governing other Indebtedness, in each   case under this clause (c) relating to Indebtedness in an aggregate principal amount   equal to or greater than $75,000,000;   as soon as possible after a Responsible Officer of the Borrower(d)   Representative knows thereof, any litigation, investigation or proceeding affecting the   Parent Borrower or any of its Restricted Subsidiaries that would reasonably be expected   to have a Material Adverse Effect;   the following events, as soon as possible and in any event within 30 days(e)   after a Responsible Officer of the Parent Borrower knows thereof: (i) the occurrence   or expected occurrence of any Reportable Event (or similar event) with respect to any   Single Employer Plan (or Foreign Plan), a failure to make any required contribution to   a Single Employer Plan, Multiemployer Plan or Foreign Plan, the creation of any Lien   on the property of the Parent Borrower or its Restricted Subsidiaries in favor of the   PBGC, a Plan or a Foreign Plan or any withdrawal from, or the full or partial   termination or Insolvency of, any Multiemployer Plan or Foreign Plan; or (ii) the   institution of proceedings or the taking of any other formal action by the PBGC or the   Parent Borrower or any of its Restricted Subsidiaries or any Commonly Controlled   Entity or any Multiemployer Plan which would reasonably be expected to result in the   withdrawal from, or the termination or Insolvency of, any Single Employer Plan,   Multiemployer Plan or Foreign Plan; provided, however, that no such notice will be   required under clause (i) or (ii) above unless the event giving rise to such notice, when   aggregated with all other such events under clause (i) or (ii) above, would be   reasonably expected to result in a Material Adverse Effect;   as soon as possible after a Responsible Officer of the Borrower(f)   Representative knows thereof, (i) any release or discharge by the Parent Borrower or   any of its Restricted Subsidiaries of any Materials of Environmental Concern required to   be reported under applicable Environmental Laws to any Governmental Authority,   unless the Borrower Representative reasonably determines that the total Environmental   Costs arising out of such release or discharge would not reasonably be expected to   have a Material Adverse Effect; (ii) any condition, circumstance, occurrence or event   not previously disclosed in writing to the Administrative Agent that would reasonably   210   10066032231008166793v315

be expected to result in liability or expense under applicable Environmental Laws,   unless the Borrower Representative reasonably determines that the total Environmental   Costs arising out of such condition, circumstance, occurrence or event would not   reasonably be expected to have a Material Adverse Effect, or would not reasonably be   expected to result in the imposition of any lien or other material restriction on the title,   ownership or transferability of any facilities and properties owned, leased or operated by   the Parent Borrower or any of its Restricted Subsidiaries that would reasonably be   expected to result in a Material Adverse Effect; and (iii) any proposed action to be   taken by the Parent Borrower or any of its Restricted Subsidiaries that would   reasonably be expected to subject the Parent Borrower or any of its Restricted   Subsidiaries to any material additional or different requirements or liabilities under   Environmental Laws, unless the Borrower Representative reasonably determines that the   total Environmental Costs arising out of such proposed action would not reasonably be   expected to have a Material Adverse Effect;   as soon as possible after a Responsible Officer of the Borrower(g)   Representative knows thereof, any loss, damage, or destruction to a significant portion   of the ABL Priority Collateral, whether or not covered by insurance; and   promptly after a Responsible Officer of the Borrower Representative(h)   knows thereof, any default, event of default or termination under any material   warehouse or Store lease of the Parent Borrower or any of its Restricted Subsidiaries,   other than as previously disclosed in writing to the Lenders, which would reasonably be   expected to have a Material Adverse Effect.   Each notice pursuant to this Subsection 7.7 shall be accompanied by a statement   of a Responsible Officer of the Borrower Representative (and, if applicable, the relevant   Restricted Subsidiary) setting forth details of the occurrence referred to therein and stating   what action the Borrower Representative (or, if applicable, the relevant Restricted Subsidiary)   proposes to take with respect thereto.   Environmental Laws. (a) (i) Comply substantially with, and require7.8   substantial compliance by all tenants, subtenants, contractors, and invitees with, all applicable   Environmental Laws; (ii) obtain, comply substantially with and maintain any and all   Environmental Permits necessary for its operations as conducted and as planned; and (iii)   require that all tenants, subtenants, contractors, and invitees obtain, comply substantially with   and maintain any and all Environmental Permits necessary for their operations as conducted and   as planned, with respect to any property leased or subleased from, or operated by the Parent   Borrower or its Restricted Subsidiaries. For purposes of this Subsection 7.8(a), noncompliance   shall not constitute a breach of this covenant, provided that, upon learning of any actual or   suspected noncompliance, the Parent Borrower and any such affected Restricted Subsidiary   shall promptly undertake and diligently pursue reasonable efforts, if any, to achieve compliance,   and provided, further, that in any case such noncompliance would not reasonably be expected   to have a Material Adverse Effect.   Promptly comply, in all material respects, with all orders and directives(b)   of all Governmental Authorities regarding Environmental Laws, other than such orders or   211   10066032231008166793v315
directives (i) as to which the failure to comply would not reasonably be expected to result in a   Material Adverse Effect or (ii) as to which: (x) appropriate reserves have been established in   accordance with GAAP; (y) an appeal or other appropriate contest is or has been timely and   properly taken and is being diligently pursued in good faith; and (z) if the effectiveness of such   order or directive has not been stayed, the failure to comply with such order or directive   during the pendency of such appeal or contest would not reasonably be expected to have a   Material Adverse Effect.   After-Acquired Real Property and Fixtures; Subsidiaries. (a) With7.9   respect to any owned real property or fixtures thereon located in the United States of America,   in each case (x) with a purchase price or a fair market value (as determined in good faith by   the Parent Borrower, which determination shall be conclusive) at the time of acquisition of at   least $15,000,000 and (y) is not located in an area identified as a special flood hazard area by   the Federal Emergency Management Agency or other applicable agency, in accordance with the   Flood Insurance Laws, in which any U.S. Loan Party (other than Holdings) acquires ownership   rights at any time after the Closing Date (or owned by any Subsidiary that becomes a U.S.   Loan Party after the Closing Date), promptly notify the Collateral Agent of such acquisition.   Any such applicable U.S. Loan Party shall, within 180 days following written request by the   Collateral Agent (or such longer period as the Collateral Agent may reasonably agree), grant to   the Collateral Agent for the benefit of the Secured Parties, a Lien of record on all such owned   real property and fixtures pursuant to a Mortgage or otherwise, upon terms reasonably   satisfactory in form and substance to the Collateral Agent and in accordance with any   applicable requirements of any Governmental Authority (including any required appraisals of   such property under FIRREA) and flood determinations under the Flood Insurance Laws;   provided that (i) nothing in this Subsection 7.9 shall defer or impair the attachment or   perfection of any security interest in any Collateral covered by any of the Security Documents   which would attach or be perfected pursuant to the terms thereof without action by the Parent   Borrower, any of its Restricted Subsidiaries or any other Person and (ii) no such Lien shall be   required to be granted as contemplated by this Subsection 7.9 on any owned real property or   fixtures the acquisition of which is, or is to be, within 180 days of such acquisition, financed or   refinanced, in whole or in part through the incurrence of Indebtedness, until such Indebtedness   is repaid in full (and not refinanced) or, as the case may be, the Parent Borrower determines   not to proceed with such financing or refinancing; provided further, that the Parent Borrower   shall only be obligated to execute and deliver, or cause to be executed and delivered, to the   Collateral Agent any relevant Mortgage and shall not be responsible for recording such   Mortgage in the event that the Collateral Agent shall fail to do so after such Mortgage and any   other related deliverables required to be delivered to the Collateral Agent in connection with   such filing pursuant to the terms of this Agreement have been executed and delivered. In   connection with any such grant to the Collateral Agent, for the benefit of the Secured Parties,   of a Lien of record on any such real property pursuant to a Mortgage or otherwise in   accordance with this Subsection 7.9, the Parent Borrower or such Restricted Subsidiary shall   deliver or cause to be delivered to the Collateral Agent corresponding UCC fixture filings (if   applicable) and any surveys (or survey updates to the extent sufficient to obtain survey   coverage under the title policy), appraisals required under applicable law (including any   required appraisals of such property under FIRREA), title insurance policies, local law   enforceability legal opinions and other documents in connection with such grant of such Lien   212   10066032231008166793v315
obtained by it in connection with the acquisition of such ownership rights in such real property   or as the Collateral Agent shall reasonably request (in light of the value of such real property   and the cost and availability of such UCC fixture filings, surveys (or survey updates),   appraisals, title insurance policies, local law enforceability legal opinions and other documents   and whether the delivery of such UCC fixture filings, surveys (or survey updates), appraisals,   title insurance policies, legal opinions and other documents would be customary in connection   with such grant of such Lien in similar circumstances).   With respect to any Domestic Subsidiary that is a Wholly Owned(b)   Subsidiary (other than an Excluded Subsidiary) (i) created or acquired subsequent to the   Closing Date by the Parent Borrower or any of its Domestic Subsidiaries that are Wholly   Owned Subsidiaries (other than an Excluded Subsidiary), (ii) being designated as a Restricted   Subsidiary, (iii) ceasing to be an Immaterial Subsidiary or other Excluded Subsidiary as   provided in the applicable definition thereof after the expiry of any applicable period referred to   in such definition or (iv) that becomes a Domestic Subsidiary as a result of a transaction   pursuant to, and permitted by, Subsection 8.2 or 8.4 (other than an Excluded Subsidiary),   promptly notify the Administrative Agent of such occurrence and, if the Administrative Agent   or the Required Lenders so request, promptly (i) cause the Loan Party that is required to grant   to the Collateral Agent, for the benefit of the Secured Parties, a perfected (subject to the   ABL/Cash Flow Intercreditor Agreement, any Junior Lien Intercreditor Agreement or any   Other Intercreditor Agreement, as applicable) security interest (as and to the extent provided in   the U.S. Guarantee and Collateral Agreement) in the Capital Stock of such new Domestic   Subsidiary owned directly by the Parent Borrower or any of its Domestic Subsidiaries that are   Wholly Owned Subsidiaries (other than Excluded Subsidiaries) to execute and deliver a   Supplemental Agreement (as defined in the U.S. Guarantee and Collateral Agreement) pursuant   to Section 9.15 of the U.S. Guarantee and Collateral Agreement, (ii) deliver to the Collateral   Agent, the applicable Collateral Representative or any Additional Agent, in accordance with the   applicable ABL/Cash Flow Intercreditor Agreement, Junior Lien Intercreditor Agreement or   Other Intercreditor Agreement, the certificates (if any) representing such Capital Stock,   together with undated stock powers, executed and delivered in blank by a duly authorized   officer of the parent of such new Domestic Subsidiary, and (iii) cause such new Domestic   Subsidiary (A) to become a party to the U.S. Guarantee and Collateral Agreement and (B) to   take all actions reasonably deemed by the Collateral Agent to be necessary or advisable to   cause the Lien created by the U.S. Guarantee and Collateral Agreement in such new Domestic   Subsidiary’s Collateral to be duly perfected in accordance with all applicable Requirements of   Law (as and to the extent provided in the U.S. Guarantee and Collateral Agreement), including   the filing of financing statements in such jurisdictions as may be reasonably requested by the   Collateral Agent. In addition, the Parent Borrower may cause any Subsidiary that is not   required to become a Subsidiary Guarantor to become a Subsidiary Guarantor by executing and   delivering a Subsidiary Guaranty (or with respect to Foreign Subsidiaries other than Canadian   Loan Parties, as otherwise agreed to with the Administrative Agent).   (x) With respect to any Foreign Subsidiary created or acquired(c)   subsequent to the Closing Date by the Parent Borrower or any of its Domestic Subsidiaries   that are Wholly Owned Subsidiaries (in each case, other than any Excluded Subsidiary), the   Capital Stock of which is owned directly by the Parent Borrower or a Domestic Subsidiary that   213   10066032231008166793v315
is a Wholly Owned Subsidiary (other than an Excluded Subsidiary), promptly notify the   Administrative Agent of such occurrence and if the Administrative Agent or the Required   Lenders so request, promptly (i) cause the Loan Party that is required to grant to the Collateral   Agent, for the benefit of the Secured Parties, a perfected second priority security interest (as   and to the extent provided in the U.S. Guarantee and Collateral Agreement) in the Capital   Stock of such new Subsidiary that is directly owned by the Parent Borrower or any Domestic   Subsidiary that is a Wholly Owned Subsidiary (other than an Excluded Subsidiary) to execute   and deliver a Supplemental Agreement (as defined in the U.S. Guarantee and Collateral   Agreement) pursuant to Section 9.15 of the U.S. Guarantee and Collateral Agreement and   (ii) to the extent reasonably deemed advisable by the Collateral Agent, deliver to the Collateral   Agent, the applicable Collateral Representative or any Additional Agent, in accordance with the   applicable ABL/Cash Flow Intercreditor Agreement, Junior Lien Intercreditor Agreement or   Other Intercreditor Agreement, the certificates, if any, representing such Capital Stock,   together with undated stock powers, executed and delivered in blank by a duly authorized   officer of the relevant parent of such new Subsidiary and take such other action as may be   reasonably deemed by the Collateral Agent to be necessary or desirable to perfect the   Collateral Agent’s security interest therein (in each case as and to the extent required by the   U.S. Guarantee and Collateral Agreement); provided that in either case in no event shall more   than 65.0% of each series of Capital Stock of any Foreign Subsidiary be required to be so   pledged; and (y) with respect to any Canadian Subsidiary that is a Wholly Owned Subsidiary   (other than an Excluded Subsidiary) (i) created or acquired subsequent to the Closing Date by   any Canadian Borrower or any of its Canadian Subsidiaries that are Wholly Owned Subsidiaries   (other than an Excluded Subsidiary), (ii) being designated as a Restricted Subsidiary,   (iii) ceasing to be an Immaterial Subsidiary or other Excluded Subsidiary as provided in the   applicable definition thereof after the expiry of any applicable period referred to in such   definition or (iv) that becomes a Canadian Subsidiary as a result of a transaction pursuant to,   and permitted by, Subsection 8.2 or 8.4 (other than an Excluded Subsidiary), promptly notify   the Administrative Agent of such occurrence and, if the Administrative Agent or the Required   Lenders so request, promptly cause such new Canadian Subsidiary (A) to become a party to   the Canadian Guarantee and Collateral Agreement and (B) to take all actions reasonably   deemed by the Collateral Agent to be necessary or advisable to cause the Lien created by the   Canadian Guarantee and Collateral Agreement in such new Canadian Subsidiary’s Collateral to   be duly perfected in accordance with all applicable Requirements of Law (as and to the extent   provided in the Canadian Guarantee and Collateral Agreement), including the filing of financing   statements in such jurisdictions as may be reasonably requested by the Collateral Agent. In   addition, the Parent Borrower may cause any Subsidiary that is not required to become a   Subsidiary Guarantor to become a Subsidiary Guarantor by executing and delivering a   Subsidiary Guaranty (or with respect to Foreign Subsidiaries other than Canadian Subsidiaries,   as otherwise agreed to with the Administrative Agent).   At its own expense, execute, acknowledge and deliver, or cause the(d)   execution, acknowledgement and delivery of, and thereafter register, file or record in an   appropriate governmental office, any document or instrument reasonably deemed by the   Collateral Agent to be necessary or desirable for the creation, perfection and priority and the   continuation of the validity, perfection and priority of the foregoing Liens or any other Liens   created pursuant to the Security Documents (to the extent the Collateral Agent determines, in   214   10066032231008166793v315

its reasonable discretion, that such action is required to ensure the perfection or the   enforceability as against third parties of its security interest in such Collateral) in each case in   accordance with, and to the extent required by, the U.S. Guarantee and Collateral Agreement   and the Canadian Guarantee and Collateral Agreement.   Notwithstanding anything to the contrary in this Agreement, (A) the(e)   foregoing requirements shall be subject to the terms of the ABL/Cash Flow Intercreditor   Agreement, any Junior Lien Intercreditor Agreement or any Other Intercreditor Agreement and,   in the event of any conflict with such terms, the terms of the ABL/Cash Flow Intercreditor   Agreement, any Junior Lien Intercreditor Agreement or any Other Intercreditor Agreement, as   applicable, shall control, (B) no security interest or lien is or will be granted pursuant to any   Loan Document or otherwise in any right, title or interest of Holdings, the Parent Borrower or   any of its Subsidiaries in, and “Collateral” shall not include, any Excluded Asset, (C) no Loan   Party or any Affiliate thereof (other than any Foreign Subsidiary pursuant to the last sentence   of Subsection 7.9(b)) shall be required to take any action in any non-U.S. jurisdiction or   required by the laws of any non-U.S. jurisdiction in order to create any security interests in   assets located or titled outside of the U.S. or to perfect any security interests (it being   understood that there shall be no security agreements or pledge agreements governed under the   laws of any non-U.S. jurisdiction (other than in the event any Foreign Subsidiary becomes a   Loan Party pursuant to the last sentence of Subsection 7.9(b))) in each case other than Canada   as and to the extent provided herein and in the other Loan Documents, (D) to the extent not   automatically perfected by filings under the Uniform Commercial Code or the PPSA of each   applicable jurisdiction, no Loan Party shall be required to take any actions in order to perfect   any security interests granted with respect to any assets specifically requiring perfection   through control (including cash, cash equivalents, deposit accounts, securities accounts, but   excluding Capital Stock required to be delivered pursuant to Subsections 7.9(b) and 7.9(c)   above), except to the extent any such action is required pursuant to Subsection 4.16, and   (E) nothing in this Subsection 7.9 shall require that any Subsidiary grant a Lien with respect to   any property or assets in which such Subsidiary acquires ownership rights to the extent that the   Borrower Representative and the Administrative Agent reasonably determine in writing that the   costs or other consequences to Holdings or any of its Subsidiaries of the granting of such a   Lien is excessive in view of the benefits that would be obtained by the Secured Parties.   Notwithstanding any provision of this Subsection 7.9 or Subsection 7.12(f)   to the contrary, prior to the Discharge of Cash Flow Obligations (as defined in the ABL/Cash   Flow Intercreditor Agreement or the equivalent term in any Other Intercreditor Agreement), (i)   the requirements of this Subsection 7.9 and of Subsections 7.12(a) and 7.13 to deliver any   Cash Flow Priority Collateral to the Agent shall be deemed satisfied by the delivery of such   Cash Flow Priority Collateral to the Cash Flow Agent or the Cash Flow Collateral   Representative (as defined in the ABL/Cash Flow Intercreditor Agreement or the equivalent   term in any Other Intercreditor Agreement), (ii) the Parent Borrower shall, and shall cause   each Restricted Subsidiary to, comply with the requirements of this Subsection 7.9 and   Subsections 7.12(a) and 7.13 with respect to the Obligations hereunder as they relate to any   Cash Flow Priority Collateral only to the same extent that the Parent Borrower and such   Restricted Subsidiaries are required to comply with provisions analogous to this Subsection 7.9   or Subsection 7.12(a) or 7.13 under the Cash Flow Credit Agreement or the documentation   215   10066032231008166793v315
governing any other Cash Flow Priority Obligation and (iii) the Cash Flow Agent or the Cash   Flow Collateral Representative (as defined in the ABL/Cash Flow Intercreditor Agreement or   the equivalent term in any Other Intercreditor Agreement) shall have sole discretion (in   consultation with the Parent Borrower, if applicable) with respect to any determination   concerning Cash Flow Priority Collateral as to which the Agent would have authority to   exercise under this Subsection 7.9 or Subsection 7.12(a) or 7.13.   Use of Proceeds. Use the proceeds of the Loans only for the purposes7.10   set forth in Subsection 5.16 and request the issuance of Letters of Credit only for the purposes   set forth in Subsection 3.1(b).   Accounting Changes. The Parent Borrower will, for financial reporting7.11   purposes, except as otherwise set forth in clause (ii) of the definition of “Fiscal Quarter” and   clause (ii) of the definition of “Fiscal Year”, cause the Parent Borrower’s and each of its   Subsidiaries’ Fiscal Years to end on December 31st of each calendar year; provided that the   Borrower Representative may, upon written notice to the Administrative Agent, change the   financial reporting convention specified above to any other financial reporting convention   reasonably acceptable to the Administrative Agent, in which case the Borrower Representative   and the Administrative Agent will, and are hereby authorized by the Lenders to, make any   adjustments to this Agreement that are necessary in order to reflect such change in financial   reporting.   Post-Closing Obligations. (a) The Borrower Representative agrees to7.12   deliver or cause to be delivered such documents and instruments, and take or cause to be taken   such other actions as may be reasonably necessary to provide the perfected security interests   described in the provisos to Subsections 6.1(a) and 6.1(g) that are not so provided on the   Closing Date, and in any event to provide such perfected security interests and to satisfy such   other conditions within the applicable time periods set forth on Schedule 7.12, as such time   periods may be extended by the Administrative Agent, in its sole discretion. The Parent   Borrower agrees to deliver or cause to be delivered such lien searches described in the proviso   to Subsection 6.1(i) that are not so provided on the Closing Date within the applicable time   periods set forth on Schedule 7.12, as such time periods may be extended by the   Administrative Agent, in its sole discretion. Notwithstanding any other provision of this   Subsection 7.12, Subsection 7.9 or 7.13, of Schedule 7.12 or of any Security Document, (x)   the Parent Borrower shall not be obligated to take, or cause to be taken, any action that is   dependent on an action that the Administrative Agent or the Collateral Agent, as the case may   be, has failed to take, for so long as the Administrative Agent or the Collateral Agent has   failed to take such action and (y) the Parent Borrower shall only be obligated to execute and   deliver, or cause to be executed and delivered, to the Collateral Agent any relevant Mortgage   and shall not be responsible for recording such Mortgage in the event that the Collateral Agent   shall fail to do so after such Mortgage and any other related deliverables required to be   delivered to the Collateral Agent in connection with such filing pursuant to the terms of this   Agreement have been executed and delivered.   The Borrower Representative agrees to deliver customary field(b)   examinations and appraisals (the “Initial Collateral Examination”) within 120 days after the   Closing Date, as such period may be extended by the Administrative Agent, in its sole   216   10066032231008166793v315
discretion. Prior to the date that is 120 days after the Closing Date (or such later date as the   Administrative Agent may agree in its sole discretion), the Administrative Agent and the   Lenders have agreed to make the Revolving Credit Loans, Swingline Loans and Letters of   Credit available under this Agreement notwithstanding the lack of delivery of any Borrowing   Base Certificate (but subject to the terms and conditions set forth herein).   Post-Closing Matters. Promptly following the effectiveness of the Atlas7.13   Merger and the Atlas Contribution, (w) cause each of Atrium Corporation and its Subsidiaries   that is a Domestic Subsidiary and a Wholly Owned Subsidiary (other than an Excluded   Subsidiary) of the Parent Borrower (collectively, the “Atrium U.S. Guarantor Entities”) (i) to   become a party to the U.S. Guarantee and Collateral Agreement (provided that, to the extent   that a valid security interest in the Collateral covered by the U.S. Guarantee and Collateral   Agreement (to the extent and with priority contemplated therein) is not provided on the date   that such Atrium U.S. Guarantor Entity becomes a party to the U.S. Guarantee and Collateral   Agreement pursuant to this clause (w)(i) and to the extent Holdings and the Parent Borrower   and its Subsidiaries have used commercially reasonable efforts to provide such Collateral, the   provisions of this clause (w)(i) shall be deemed to have been satisfied), (ii) deliver to the   Collateral Agent, the applicable Collateral Representative or any Additional Agent, in   accordance with the applicable ABL/Cash Flow Intercreditor Agreement, Junior Lien   Intercreditor Agreement or Other Intercreditor Agreement, the certificates (if any) representing   the Capital Stock of such Atrium U.S. Guarantor Entity, together with undated stock powers,   executed and delivered in blank by a duly authorized officer of the parent of such Atrium U.S.   Guarantor Entity (provided that such Capital Stock and related stock powers of such Atrium   U.S. Guarantor Entity will only be required to be delivered on the date that such Atrium U.S.   Guarantor Entity becomes a party to the U.S. Guarantee and Collateral Agreement pursuant to   clause (w)(i) above to the extent received by the Parent Borrower from Atrium Corporation,   so long as the Parent Borrower has used commercially reasonable efforts to obtain them on   such date; provided, further, that if delivery of such Capital Stock and related stock powers to   the Collateral Agent may not be accomplished on or before the date that such Atrium U.S.   Guarantor Entity becomes a party to the U.S. Guarantee and Collateral Agreement pursuant to   clause (w)(i) above after such Atrium U.S. Guarantor Entity’s commercially reasonable efforts   to do so, then the failure by such Atrium U.S. Guarantor Entity to deliver such Capital Stock   and related stock powers shall not constitute a default of the covenant contained in this   Subsection 7.13 if such Atrium U.S. Guarantor Entity agrees to deliver or cause to be   delivered such Capital Stock and related stock powers pursuant to arrangements to be mutually   agreed by the applicable Atrium U.S. Guarantor Entity and the Administrative Agent acting   reasonably, but in no event later than the 91st day after the Closing Date (unless otherwise   agreed by the Administrative Agent in its sole discretion)) and (iii) to take all actions   reasonably deemed by the Collateral Agent to be necessary or advisable to cause the Lien   created by the U.S. Guarantee and Collateral Agreement in such Atrium U.S. Guarantor   Entity’s Collateral to be duly perfected in accordance with all applicable Requirements of Law   (as and to the extent provided in the U.S. Guarantee and Collateral Agreement), including the   filing of financing statements in such jurisdictions as may be reasonably requested by the   Collateral Agent (provided that with respect to any such Collateral the security interest in   which may not be perfected by filing of a UCC financing statement or by possession of   certificated Capital Stock of such Atrium U.S. Guarantor Entity (to the extent constituting   217   10066032231008166793v315
Collateral), if perfection of the Collateral Agent’s security interest in such Collateral may not   be accomplished on or before on the date that such Atrium U.S. Guarantor Entity becomes a   party to the U.S. Guarantee and Collateral Agreement pursuant to clause (w)(i) above after   such Atrium U.S. Guarantor Entity’s commercially reasonable efforts to do so, then the failure   by such Atrium U.S. Guarantor Entity to deliver documents and instruments for perfection of   such security interest shall not constitute a default of the covenant contained in this Subsection   7.13 if such Atrium U.S. Guarantor Entity agrees to deliver or cause to be delivered such   documents and instruments, and take or cause to be taken such other actions as may be   reasonably necessary to perfect such security interests pursuant to arrangements to be mutually   agreed by such Atrium U.S. Guarantor Entity and the Administrative Agent acting reasonably,   but in no event later than the 91st day after the Closing Date (unless otherwise agreed by the   Administrative Agent in its sole discretion) (and, in the case of real property and the   Mortgages, no later than the 181st day after the Closing Date, unless otherwise agreed by the   Administrative Agent in its sole discretion)), (x) cause each of Atrium Corporation’s   Subsidiaries that is a Canadian Subsidiary and a Wholly Owned Subsidiary (other than an   Excluded Subsidiary) of a Canadian Borrower (collectively, the “Atrium Canadian Guarantor   Entities”), (i) to become a party to the Canadian Guarantee and Collateral Agreement   (provided that, to the extent that a valid security interest in the Collateral covered by the   Canadian Guarantee and Collateral Agreement (to the extent and with priority contemplated   therein) is not provided on the date that such Atrium Canadian Guarantor Entity becomes a   party to the Canadian Guarantee and Collateral Agreement pursuant to this clause (x)(i) and to   the extent Holdings and the Parent Borrower and its Subsidiaries have used commercially   reasonable efforts to provide such Collateral, the provisions of this clause (x)(i) shall be   deemed to have been satisfied, and (ii) to take all actions reasonably deemed by the Collateral   Agent to be necessary or advisable to cause the Lien created by the Canadian Guarantee and   Collateral Agreement in such Atrium Canadian Guarantor Entity’s Collateral to be duly   perfected in accordance with all applicable Requirements of Law (as and to the extent provided   in the Canadian Guarantee and Collateral Agreement), including the filing of financing   statements in such jurisdictions as may be reasonably requested by the Collateral Agent   (provided that with respect to any such Collateral the security interest in which may not be   perfected by filing of a PPSA financing statement, if perfection of the Collateral Agent’s   security interest in such Collateral may not be accomplished on or before on the date that such   Atrium Canadian Guarantor Entity becomes a party to the Canadian Guarantee and Collateral   Agreement pursuant to clause (x)(i) above after such Atrium Canadian Guarantor Entity’s   commercially reasonable efforts to do so, then the failure by such Atrium Canadian Guarantor   Entity to deliver documents and instruments for perfection of such security interest shall not   constitute a default of the covenant contained in this Subsection 7.13 if such Atrium Canadian   Guarantor Entity agrees to deliver or cause to be delivered such documents and instruments,   and take or cause to be taken such other actions as may be reasonably necessary to perfect   such security interests pursuant to arrangements to be mutually agreed by such Atrium   Canadian Guarantor Entity and the Administrative Agent acting reasonably, but in no event   later than the 91st day after the Closing Date (unless otherwise agreed by the Administrative   Agent in its sole discretion)), (y) provide to the Administrative Agent opinions of counsel with   respect to each of the Atrium U.S. Guarantor Entities that becomes party to the U.S.   Guarantee and Collateral Agreement pursuant to the preceding clause (w)(i) and each of the   Atrium Canadian Guarantor Entities that becomes a party to the Canadian Guarantee and   218   10066032231008166793v315

Collateral Agreement pursuant to the preceding clause (x)(i) from each relevant firm of counsel   set forth in Subsection 6.1(e) or if required in a Canadian jurisdiction where such counsel is   not qualified, any agent of such counsel approved by the Administrative Agent, each in form   and substance reasonably satisfactory to the Administrative Agent and (z) cause to be repaid,   redeemed, defeased, terminated or otherwise discharged (or irrevocable notice for the   repayment, redemption, defeasance, termination or discharge thereof to be given) all   commitments and amounts outstanding (other than contingent obligations) under (i) the   Existing Atlas ABL Credit Agreement, (ii) the Indenture, dated of April 17, 2014, among   Atrium W&D, the guarantors from time to time party thereto and U.S. Bank National   Association, as trustee and as notes collateral agent, as amended by the First Supplemental   Indenture, dated as of June 13, 2014, and as the same may be further amended, restated,   supplemented or otherwise modified from time to time, and (iii) the Note Purchase Agreement,   dated as of April 30, 2010, among Atrium Corporation, Atrium W&D, the subsidiary   guarantors party from time to time party thereto and GGC Unlevered Credit Opportunities,   LLC, as the same may be amended, restated, amended and restated, refinanced, supplemented   or otherwise modified from time to time.   SECTION 8   Negative Covenants   The Parent Borrower hereby agrees that, from and after the Closing Date and so   long as the Commitments remain in effect, and thereafter until payment in full of the Loans, all   Reimbursement Obligations and all other Obligations then due and owing to any Lender or any   Agent and termination or expiration of all Letters of Credit (unless cash collateralized or   otherwise provided for in a manner reasonably satisfactory to the Administrative Agent), the   Parent Borrower shall not and shall not permit any of its Restricted Subsidiaries to directly or   indirectly:   Financial Condition. During each Compliance Period, permit, for the8.1   Most Recent Four Quarter Period, the Consolidated Fixed Charge Coverage Ratio as of the   last day of such Most Recent Four Quarter Period, to be less than 1.00 to 1.00.   Limitation on Fundamental Changes. Enter into any merger,8.2   consolidation or amalgamation or liquidate, wind up or dissolve itself (or suffer any liquidation   or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or   substantially all of its property, business or assets, except:   (x) (A) any U.S. Borrower may be merged, consolidated or amalgamated(a)   with or into another Person if (1) a U.S. Borrower is the surviving Person or (2) the   Person (the “Successor U.S. Borrower”) formed by or surviving such merger,   consolidation or amalgamation (i) is organized or existing under the laws of the United   States, or any state, district or territory thereof and (ii) expressly assumes all obligations   of such U.S. Borrower under the Loan Documents pursuant to documentation   reasonably satisfactory to the Administrative Agent and (B) any Canadian Borrower   219   10066032231008166793v315
may be merged, consolidated or amalgamated with or into another Person if (1) a   Canadian Borrower is the surviving Person or (2) the Person (the “Successor Canadian   Borrower”) formed by or surviving such merger, consolidation or amalgamation (i) is   organized or existing under the laws of Canada, or any province, district or territory   thereof and (ii) expressly assumes all obligations of such Canadian Borrower under the   Loan Documents pursuant to documentation reasonably satisfactory to the   Administrative Agent; provided that, in the case of clauses (x)(A)(2) and (x)(B)(2)   above, (i) except with respect to any transaction in which an Escrow Subsidiary merges,   consolidates or amalgamates with and into a Borrower, immediately after giving effect   to the transaction (and treating any Indebtedness that becomes an Obligation of the   Successor U.S. Borrower or Successor Canadian Borrower, as the case may be, as a   result of such transaction as having been incurred by the Successor U.S. Borrower or   Successor Canadian Borrower, as the case may be, at the time of such transaction), no   Default will have occurred and be continuing, (ii)(A) each U.S. Subsidiary Guarantor   (other than (I) any U.S. Subsidiary Guarantor that will be released from its obligations   under its Subsidiary Guaranty in connection with such transaction and (II) any party to   any such merger, consolidation or amalgamation) shall have delivered a joinder or other   document or instrument in form reasonably satisfactory to the Administrative Agent,   confirming its Subsidiary Guaranty (other than any Subsidiary Guaranty that will be   discharged or terminated in connection with such transaction) and (B) each Canadian   Subsidiary Guarantor (other than (I) any Canadian Subsidiary Guarantor that will be   released from its obligations under its Subsidiary Guaranty in connection with such   transaction and (II) any party to any such merger, consolidation or amalgamation) shall   have delivered a joinder or other document or instrument in form reasonably   satisfactory to the Administrative Agent, confirming its Subsidiary Guaranty (other than   any Subsidiary Guaranty that will be discharged or terminated in connection with such   transaction), (iii)(A) each U.S. Subsidiary Guarantor (other than (I) any Subsidiary that   will be released from its grant or pledge of Collateral under the U.S. Guarantee and   Collateral Agreement in connection with such transaction and (II) any party to any such   merger, consolidation or amalgamation) shall have by a supplement to the U.S.   Guarantee and Collateral Agreement or another document or instrument affirmed that   its obligations thereunder shall apply to its Guarantee as reaffirmed pursuant to clause   (ii) above and (B) each Canadian Subsidiary Guarantor (other than (I) any Subsidiary   that will be released from its grant or pledge of Collateral under the Canadian   Guarantee and Collateral Agreement in connection with such transaction and (II) any   party to any such merger, consolidation or amalgamation) shall have by a supplement to   the Canadian Guarantee and Collateral Agreement or another document or instrument   affirmed that its obligations thereunder shall apply to its Guarantee as reaffirmed   pursuant to clause (ii) above and (iv) each mortgagor of a Mortgaged Fee Property   (other than (I) any Subsidiary that will be released from its grant or pledge of Collateral   under the applicable Guarantee and Collateral Agreement in connection with such   transaction and (II) any party to any such merger, consolidation or amalgamation) shall   have affirmed that its obligations under the applicable Mortgage shall apply to its   Guarantee as reaffirmed pursuant to clause (ii); and (y) any Restricted Subsidiary of the   Parent Borrower other than any Borrower may be merged, consolidated or   amalgamated with or into the Parent Borrower (provided that the Parent Borrower shall   220   10066032231008166793v315
be the continuing or surviving entity) or with or into any one or more Restricted   Subsidiaries that are Wholly Owned Subsidiaries of the Parent Borrower (provided that   the Wholly Owned Subsidiary or Restricted Subsidiary of the Parent Borrower shall be   the continuing or surviving entity); provided that (x) in any case where the Subsidiary   that is the non-surviving entity is a Loan Party and such Subsidiary’s assets include real   property owned by such Loan Party or Voting Stock of any other Loan Party, or (y) if   such merger, consolidation or amalgamation constitutes (alone or together with any   related merger, consolidation or amalgamation by any Loan Party) a transfer of all or   substantially all of the assets of the Subsidiaries that are Loan Parties, then in the case   of either (x) or (y), (1) the continuing or surviving entity shall be a Loan Party (or, in   the case of a transfer by U.S. Loan Party, another U.S. Loan Party), or (2) such   merger, consolidation or amalgamation shall be in the ordinary course of business, or   (3) if the continuing or surviving entity is not a Loan Party (or, in the case of a transfer   by U.S. Loan Party, another U.S. Loan Party), the fair market value (as determined in   good faith by the Borrower Representative, which determination shall be conclusive) of   all such assets transferred by a Loan Party pursuant to this clause (3) does not exceed   $15,000,000 in any Fiscal Year or (4) at the time of such merger, consolidation or   amalgamation, (A) the Payment Condition in respect of merger, consolidation or   amalgamation is satisfied and (B) no Specified Default or other Event of Default known   to the Borrower Representative has occurred and is continuing or would result   therefrom;   any Restricted Subsidiary of the Parent Borrower may sell, lease, transfer(b)   or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise)   to the Parent Borrower or any Restricted Subsidiary that is a Wholly Owned Subsidiary   of the Parent Borrower (and, in the case of a non-Wholly Owned Subsidiary, may be   liquidated to the extent the Parent Borrower or any Wholly Owned Subsidiary which is   a direct parent of such non-Wholly Owned Subsidiary receives a pro rata distribution of   the assets thereof); provided that if the Subsidiary that disposes of any or all of its   assets is a Loan Party and such disposition includes real property owned by such Loan   Party or Voting Stock of any other Loan Party, or constitutes (alone or together with   any related disposition of assets by any Loan Party) all or substantially all of the assets   of the Subsidiaries that are Loan Parties, (1) the transferee of such assets shall be a   Loan Party (or, in the case of a transfer by U.S. Loan Party, another U.S. Loan Party),   or (2) such disposition shall be in the ordinary course of business, or (3) if the   transferee of such assets is not a Loan Party (or, in the case of a transfer by U.S. Loan   Party, another U.S. Loan Party), the fair market value (as determined in good faith by   the Borrower Representative, which determination shall be conclusive) of all such assets   transferred by a Loan Party pursuant to this clause (3) does not exceed $15,000,000 in   any Fiscal Year or (4) at the time of such sale, lease, transfer or other disposition,   (A) the Payment Condition in respect of asset sales is satisfied and (B) no Specified   Default or other Event of Default known to the Borrowers Representative has occurred   and is continuing or would result therefrom;   to the extent such sale, lease, transfer or other disposition or transaction(c)   is expressly excluded from the definition of “Asset Sale” or, if such sale, lease transfer   221   10066032231008166793v315
or other disposition or transaction constitutes an “Asset Sale”, such Asset Sale is made   in compliance with Subsection 8.5;   the Parent Borrower or any Restricted Subsidiary may be merged,(d)   consolidated or amalgamated with or into any other Person in order to effect any   acquisition permitted pursuant to Subsection 8.4; or   the Transactions shall be permitted.(e)   Upon any transaction involving any U.S. Borrower or Canadian Borrower, as   applicable, in accordance with Subsection 8.2(a)(x) in which such U.S. Borrower or Canadian   Borrower, as applicable, is not the Successor U.S. Borrower or Successor Canadian Borrower,   as applicable, the Successor U.S. Borrower or Successor Canadian Borrower, as applicable,   will succeed to, and be substituted for, and may exercise every right and power of, such U.S.   Borrower or Canadian Borrower, as applicable, under the Loan Documents, and shall become   a “U.S. Borrower” or “Canadian Borrower”, as applicable, for all purposes of the Loan   Documents, and thereafter the predecessor U.S. Borrower or Canadian Borrower, as   applicable, shall be relieved of all obligations and covenants under the Loan Documents, and   shall cease to constitute a “U.S. Borrower” or “Canadian Borrower”, as applicable, for all   purposes of the Loan Documents, except that the predecessor U.S. Borrower or Canadian   Borrower, as applicable, in the case of a lease of all or substantially all its assets will not be   released from the obligation to pay the principal of and interest on the Loans made to such   U.S. Borrower or Canadian Borrower, as applicable.   Limitation on Restricted Payments. Declare or pay any Restricted8.3   Payment, except that:   the Parent Borrower may pay cash dividends, payments and distributions(a)   in an amount sufficient to allow any Parent Entity or Investor Partnership to pay legal,   accounting and other maintenance and operational expenses (other than taxes) incurred   in the ordinary course of business, provided that, if any Parent Entity or Investor   Partnership shall own any material assets other than the Capital Stock of the Parent   Borrower or another Parent Entity or Investor Partnership or other assets, relating to   the ownership interest of such Parent Entity or Investor Partnership in another Parent   Entity or Investor Partnership, as applicable, the Parent Borrower or its Subsidiaries,   such cash dividends with respect to such Parent Entity or Investor Partnership, as   applicable, shall be limited to the reasonable and proportional share, as determined by   the Borrower Representative in its reasonable discretion, of such expenses incurred by   such Parent Entity or Investor Partnership, as applicable, relating or allocable to its   ownership interest in the Parent Borrower or another Parent Entity or Investor   Partnership, as applicable, and such other related assets;   the Parent Borrower may pay cash dividends, payments and distributions(b)   in an amount sufficient to cover reasonable and necessary expenses (including   professional fees and expenses) (other than taxes) incurred by any Parent Entity or   Investor Partnership in connection with (i) registration, public offerings and exchange   listing of equity or debt securities and maintenance of the same, (ii) reporting   222   10066032231008166793v315

obligations under, or in connection with compliance with, applicable laws or applicable   rules of any governmental, regulatory or self-regulatory body or stock exchange, this   Agreement, the Cash Flow Documents, the Senior Notes Documents or any other   agreement or instrument relating to Indebtedness of any Loan Party or any of the   Restricted Subsidiaries and (iii) indemnification and reimbursement of directors, officers   and employees in respect of liabilities relating to their serving in any such capacity   (including under the CD&R Indemnification Agreement and the GGC Indemnification   Agreement), or obligations in respect of director and officer insurance (including   premiums therefor), provided that, in the case of subclause (i) above, if any Parent   Entity or Investor Partnership shall own any material assets other than the Capital Stock   of the Parent Borrower or another Parent Entity or Investor Partnership, as applicable,   or other assets relating to the ownership interest of such Parent Entity or Investor   Partnership in another Parent Entity, Investor Partnership, the Parent Borrower or its   Subsidiaries, with respect to such Parent Entity or Investor Partnership, as applicable,   such cash dividends shall be limited to the reasonable and proportional share, as   determined by the Borrower Representative in its reasonable discretion, of such   expenses incurred by such Parent Entity or Investor Partnership, as applicable, relating   or allocable to its ownership interest in another Parent Entity or Investor Partnership, as   applicable, the Parent Borrower and such other assets;   the Parent Borrower may pay, without duplication, cash dividends,(c)   payments and distributions (A) pursuant to the Tax Sharing Agreement or a similar   agreement with any Parent Entity or Investor Partnership; and (B) to pay or permit any   Parent Entity or Investor Partnership to pay any Related Taxes;   the Parent Borrower may pay cash dividends, payments and distributions(d)   pursuant to or in connection with the Transactions (including any payments   contemplated by the Ply Gem Tax Receivable Agreement) and to pay all fees and   expenses incurred in connection with the Transactions and the other transactions   expressly contemplated by this Agreement and the other Loan Documents, and to allow   Holdings to perform its obligations under or in connection with the Loan Documents to   which it is a party;   the Parent Borrower may make or pay loans, advances, dividends or(e)   distributions by the Borrower to any Parent Entity (whether made directly or indirectly)   to permit any Parent Entity to repurchase or otherwise acquire its Capital Stock   (including any options, warrants or other rights in respect thereof), or the Parent   Borrower may make payments to repurchase or otherwise acquire Capital Stock of any   Parent Entity or the Parent Borrower (including any options, warrants or other rights in   respect thereof), in each case from current or former Management Investors (including   any repurchase or acquisition by reason of the Parent Borrower or any Parent Entity   retaining any Capital Stock, option, warrant or other right in respect of tax withholding   obligations, and any related payment in respect of any such obligation), such payments,   loans, advances, dividends or distributions not to exceed an amount (net of repayments   of any such loans or advances) in any calendar year equal to $35,000,000; provided that   such amount shall be increased by (A) an amount equal to $35,000,000 multiplied by   223   10066032231008166793v315
the number of calendar years that have commenced since the Closing Date; (B) an   amount equal to the proceeds to the Parent Borrower (whether received by it directly   or from a Parent Entity or applied to pay Parent Entity Expenses) or any Parent Entity   of any resales or new issuances of shares and options to any Management Investors, at   any time after the initial issuances to any Management Investors, together with the   aggregate amount of deferred compensation owed by any Parent Entity, the Parent   Borrower or any of its Subsidiaries to any Management Investor that shall thereafter   have been cancelled, waived or exchanged at any time after the initial issuances to any   thereof in connection with the grant to such Management Investor of the right to   receive or acquire shares of the Parent Borrower’s or any Parent Entity’s Capital Stock;   provided, however, that, if applicable, any amount actually received by any Parent   Entity in accordance with this clause (B) shall have been further contributed to the   Parent Borrower or applied to pay (i) expenses, taxes or other amounts (in respect of   which the Parent Borrower is permitted to make dividends, payments or distributions   pursuant to this Subsection 8.3) or (ii) Parent Entity Expenses; and (C) the cash   proceeds of key man life insurance policies received by the Parent Borrower or any of   its Subsidiaries (or by any Parent Entity and contributed to the Parent Borrower);   the Parent Borrower may pay dividends, payments and distributions to(f)   the extent of Net Proceeds from any Excluded Contribution to the extent such dividend,   payment or distribution is made (regardless of whether any Default or Event of Default   has occurred and is continuing) within 180 days of the date when such Excluded   Contribution was received by the Parent Borrower; provided that any payment pursuant   to this Subsection 8.3(f) shall be deemed to be a usage of the Available Excluded   Contribution Amount Basket;   the Parent Borrower may pay dividends, payments and distributions in an(g)   amount not to exceed the Available Excluded Contribution Amount Basket, (i) for   purposes permitted under Subsection 8.3(e) if at the time such dividend, payment or   distribution is made no Specified Default shall have occurred and be continuing or   would result therefrom or (ii) for any other purposes if at the time such dividend,   payment or distribution is made no Specified Default or Event of Default known to the   Borrower Representative shall have occurred and be continuing or would result   therefrom;   the Parent Borrower may pay cash dividends, payments and distributions,(h)   (i) (x) for purposes permitted under Subsection 8.3(e) if at the time such dividend,   payment or distribution is declared no Specified Default shall have occurred and be   continuing or would if paid on the date of such declaration result therefrom or (y) for   any other purposes, if at the time such dividend, payment or distribution is declared no   Specified Default or Event of Default known to the Borrower Representative shall have   occurred and be continuing or would if paid on the date of such declaration result   therefrom (provided in each case that such dividend, payment or distribution is paid   within 30 days of such declaration) and (ii) the aggregate amount of such dividends,   payments and distributions pursuant to this clause (h), when aggregated with all   224   10066032231008166793v315
optional prepayments made pursuant to Subsection 8.6(e)(i), do not exceed, in the   aggregate, the greater of $75,000,000 and 9.00% of Consolidated Tangible Assets;   the Parent Borrower may make dividends or other distributions of, or(i)   Investments paid for or made with, Capital Stock, Indebtedness or other securities of   Unrestricted Subsidiaries;   the Parent Borrower may make Restricted Payments in cash to pay or(j)   permit any Parent Entity to pay any amounts payable in respect of guarantees,   indemnities, obligations in respect of earn-outs or other purchase price adjustments, or   similar obligations, incurred in connection with the acquisition or disposition of any   business, assets or Person, as long as such business, assets or Person have been   acquired by or disposed of by the Parent Borrower or a Restricted Subsidiary, or such   business, assets or Person (or in the case of a disposition, the net cash proceeds   thereof) have been contributed to the Parent Borrower or a Restricted Subsidiary;   in addition to the foregoing dividends, the Parent Borrower may pay(k)   additional dividends, payments and distributions, (x) for purposes permitted under   Subsection 8.3(e) if at the time such dividend, payment or distribution is declared no   Specified Default shall have occurred and be continuing or would if paid on the date of   such declaration result therefrom or (y) for any other purposes, if at the time such   dividend, payment or distribution is declared no Specified Default or Event of Default   known to the Borrower Representative shall have occurred and be continuing or would   if paid on the date of such declaration result therefrom, provided that in each case the   Payment Condition shall be satisfied and provided further, that in each case such   dividend, payment or distribution is paid within 60 days of such declaration; and   the Parent Borrower may make Restricted Payments following a(l)   Qualified IPO in an amount not to exceed in any Fiscal Year of the Parent Borrower   the greater of (x) 6.0% of the aggregate gross proceeds received by the Parent   Borrower (whether directly, or indirectly through a contribution to common equity   capital) in or from such Qualified IPO and (y) 6.0% of Market Capitalization.   For purposes of determining compliance with this Subsection 8.3, in the event   that any Restricted Payment meets the criteria of more than one of the types of Restricted   Payments described in one or more of the clauses of this Subsection 8.3, the Borrower   Representative, in its sole discretion, shall classify such item of Restricted Payment and may   include the amount and type of such Restricted Payment in one or more of such clauses   (including in part under one such clause and in part under another such clause).   Limitations on Certain Acquisitions. Acquire by purchase or otherwise8.4   all the business or assets of, or stock or other evidences of beneficial ownership of, any Person,   except that the Parent Borrower and its Restricted Subsidiaries shall be allowed to make any   such acquisitions so long as:   225   10066032231008166793v315
such acquisition is expressly permitted by Subsection 8.2 (other than(a)   clause (d)); or   (b) such acquisition is a Permitted Acquisition;   provided that in the case of each such acquisition pursuant to clause (a) or (b) after giving   effect thereto, no Specified Default or other Event of Default known to the Borrower   Representative shall occur as a result of such acquisition; and provided, further, that with   respect to any acquisition that is consummated in a single transaction or a series of related   transactions, all or any of which might constitute an Investment but not the acquisition of all of   the business or assets of, or stock or other evidences of beneficial ownership of, any Person,   the Borrower Representative at its option may classify such transactions in whole or in part as   an acquisition subject to this Subsection 8.4 (and for the avoidance of doubt not as an   Investment subject to Subsection 8.12).   Limitation on Dispositions of Collateral. Unless the Payment Condition8.5   shall have been satisfied, engage in any Asset Sale with respect to any of the ABL Priority   Collateral, except that the Parent Borrower and its Restricted Subsidiaries shall be allowed to   engage in any Asset Sale, so long as the consideration received (including by way of relief   from, or by any other Person assuming responsibility for, any liabilities, contingent or   otherwise) in connection with such Asset Sale is for fair market value (as determined in good   faith by the Borrower Representative, which determination shall be conclusive, as of the date a   legally binding commitment for such Asset Sale was entered into), and if the consideration   received is greater than $50,000,000, at least 75.0% of such consideration received (excluding,   in the case of an Asset Sale (or series of related Asset Sales), any consideration by way of   relief from, or by any other Person assuming responsibility for, any liabilities, contingent or   otherwise, that are not Indebtedness) is in the form of cash. For the purposes of the   foregoing, the following are deemed to be cash: (1) Cash Equivalents and Temporary Cash   Investments, (2) the assumption of Indebtedness of the Parent Borrower (other than   Disqualified Capital Stock of the Parent Borrower) or any Restricted Subsidiary and the release   of the Parent Borrower or such Restricted Subsidiary from all liability on payment of the   principal amount of such Indebtedness in connection with such Asset Sale, (3) Indebtedness of   any Restricted Subsidiary that is no longer a Restricted Subsidiary as a result of such Asset   Sale, to the extent that the Parent Borrower and each other Restricted Subsidiary are released   from any Guarantee Obligation of payment of the principal amount of such Indebtedness in   connection with such Asset Sale, (4) securities received by the Parent Borrower or any   Restricted Subsidiary from the transferee that are converted by the Parent Borrower or such   Restricted Subsidiary into cash within 180 days, (5) consideration consisting of Indebtedness of   the Parent Borrower or any Restricted Subsidiary, (6) Additional Assets and (7) any   Designated Noncash Consideration received by the Parent Borrower or any of its Restricted   Subsidiaries in an Asset Sale having an aggregate fair market value (as determined in good   faith by the Borrower Representative, which determination shall be conclusive), taken together   with all other Designated Noncash Consideration received pursuant to this clause, not to   exceed an aggregate amount at any time outstanding equal to the greater of $110,000,000 and   30.00% of Four Quarter Consolidated EBITDA at the time of designation (with the fair market   value (as determined in good faith by the Borrower Representative, which determination shall   226   10066032231008166793v315

be conclusive) of each item of Designated Noncash Consideration being measured on the date   a legally binding commitment for such Asset Sale (or, if later, for the payment of such item)   was entered into and without giving effect to subsequent changes in value).   In connection with any Asset Sale permitted under this Subsection 8.5 or a   Disposition that is excluded from the definition of “Asset Sale”, the Administrative Agent shall,   and the Lenders hereby authorize the Collateral Agent to, execute such releases of Liens and   take such other actions as the Borrower Representative may reasonably request in connection   with the foregoing.   Limitation on Optional Payments and Modifications of Restricted8.6   Indebtedness and Other Documents. (a) Make any optional payment or optional prepayment   on or optional repurchase or optional redemption of (x) any Senior Notes (or any renewals,   extensions, refinancings and refundings of any Senior Notes pursuant to Subsection 8.13(i)(ii))   or (y) any Indebtedness that is by its terms subordinated to the payment in cash of the   Obligations (collectively or individually, “Restricted Indebtedness”), or for a sinking or other   analogous fund for, the repurchase, redemption, defeasance or other acquisition thereof (it   being understood that (x) payments of regularly scheduled interest and (y) any payment by the   Parent Borrower or any Restricted Subsidiary made as a mandatory principal redemption or   other payment in respect of any Restricted Indebtedness pursuant to an “AHYDO saver”   provision of any agreement or instrument in respect of Restricted Indebtedness (including the   Borrower Representative’s determination in good faith (which determination shall be   conclusive) of the amount of any such “AHYDO saver” mandatory principal redemption or   other payment) shall be in each case permitted), unless (i) the Payment Condition shall have   been satisfied or such payment or prepayment on or optional repurchase or redemption of   Restricted Indebtedness is financed with an amount not exceeding the Available Excluded   Contribution Amount Basket and (ii) no Specified Default or other Event of Default known to   the Borrowers has occurred and is continuing or would result therefrom; provided that the   Parent Borrower or any of its Restricted Subsidiaries may consummate any redemption of   Restricted Indebtedness within 60 days after the date of giving an irrevocable notice of   redemption if at such date of giving of such notice, such redemption would have complied with   this Subsection 8.6(a).   [Reserved].(b)   Amend, supplement, waive or otherwise modify any of the provisions of(c)   any Restricted Indebtedness in a manner that (A) shortens the maturity date of the   Indebtedness incurred thereunder to a date prior to the date that is 91 days after the   Termination Date or (B) provides for a shorter weighted average life to maturity, at the time of   issuance or incurrence, than the remaining weighted average life to maturity of the   Indebtedness that is refinanced, refunded, replaced, renewed, repaid, restructured or extended   (provided that compliance with this restriction shall be determined ignoring the effect of any   payment of customary upfront fees or any permanent prepayment of such Indebtedness, in each   case based on market conditions at the time of the applicable amendment, supplement, waiver   or other modification). Notwithstanding the foregoing, the provisions of this Subsection 8.6(c)   227   10066032231008166793v315
shall not restrict or prohibit any refinancing of Indebtedness (in whole or in part) with the   proceeds of any Indebtedness otherwise permitted to be incurred pursuant to Subsection 8.13.   [Reserved].(d)   Notwithstanding the foregoing the Parent Borrower shall be permitted to(e)   make the following optional payments, repurchases and redemptions (“Optional Payments”) in   respect of Restricted Indebtedness:   Optional Payments pursuant to this clause (e)(i) in an aggregate(i)   amount that, when aggregated with all cash dividends paid pursuant to   Subsection 8.3(h), does not exceed the greater of $75,000,000 and 9.00% of   Consolidated Tangible Assets;   Optional Payments by exchange for, or out of the proceeds of,(ii)   the issuance, sale or other incurrence of Indebtedness of the Parent Borrower or   any of its Restricted Subsidiaries permitted under Subsection 8.13;   Optional Payments by conversion or exchange of Restricted(iii)   Indebtedness to Capital Stock (other than Disqualified Capital Stock) or   Indebtedness of any Parent Entity; and   Optional Payments in anticipation of satisfying a sinking fund(iv)   obligation, principal installment or final maturity, in each case due within one   year of the date of making such Optional Payment.   [Reserved].8.7   Limitation on Negative Pledge Clauses. Enter into with any Person any8.8   agreement which prohibits or limits the ability of the Parent Borrower or any of its Restricted   Subsidiaries that are Loan Parties to create, incur, assume or suffer to exist any Lien in favor   of the Lenders in respect of obligations and liabilities under this Agreement or any other Loan   Documents upon any of the ABL Priority Collateral, other than:   pursuant to any agreement or instrument in effect at or entered into on(a)   the Closing Date, this Agreement, the other Loan Documents and any related documents, the   Cash Flow Documents, the Senior Notes Documents and, on and after the execution and   delivery thereof, any Junior Lien Intercreditor Agreement, any Other Intercreditor Agreement,   any Intercreditor Agreement Supplement, any Permitted Debt Exchange Notes (and any related   documents) and any Additional Obligations Documents;   pursuant to any agreement governing or relating to Indebtedness and/or(b)   other obligations and liabilities, in each case secured by a Lien permitted by Subsection 8.14 (in   which case any restriction shall only be effective against the assets subject to such Lien, except   as may otherwise be permitted under this Subsection 8.8);   pursuant to any agreement or instrument of a Person, or relating to(c)   Indebtedness (including any Guarantee Obligation in respect thereto) or Capital Stock of a   228   10066032231008166793v315
Person, which Person is acquired by or merged or consolidated or amalgamated with or into   the Parent Borrower or any Restricted Subsidiary, or which agreement or instrument is   assumed by the Parent Borrower, or any Restricted Subsidiary in connection with an   acquisition from such Person or any other transaction entered into in connection with any such   acquisition, merger, consolidation or amalgamation, as in effect at the time of such acquisition,   merger, consolidation, amalgamation or transaction (except to the extent that such Indebtedness   was incurred to finance, or otherwise in connection with, such acquisition, merger,   consolidation, amalgamation or transaction), provided that for purposes of this Subsection   8.8(c), if a Person other than a Borrower is the Successor Borrower with respect thereto, any   Subsidiary thereof or agreement or instrument of such Person or any such Subsidiary shall be   deemed acquired or assumed, as the case may be, by the Parent Borrower or a Restricted   Subsidiary, as the case may be, when such Person becomes such Successor Borrower;   pursuant to any agreement or instrument (a “Refinancing Agreement”)(d)   effecting a refinancing of Indebtedness incurred or outstanding pursuant or relating to, or that   otherwise extends, renews, refunds, refinances or replaces, any agreement or instrument   referred to in Subsection 8.8(a) or 8.8(c) or this Subsection 8.8(d) (an “Initial Agreement”) or   that is, or is contained in, any amendment, supplement or other modification to an Initial   Agreement or Refinancing Agreement (an “Amendment”); provided, however, that the   encumbrances and restrictions contained in any such Refinancing Agreement or Amendment   taken as a whole are not materially less favorable to the Lenders than encumbrances and   restrictions contained in the Initial Agreement or Initial Agreements to which such Refinancing   Agreement or Amendment relates (as determined in good faith by the Borrower Representative,   which determination shall be conclusive);   (i) pursuant to any agreement or instrument that restricts in a customary(e)   manner (as determined by the Parent Borrower in good faith, which determination shall be   conclusive) the assignment or transfer thereof, or the subletting, assignment or transfer of any   property or asset subject thereto, (ii) by virtue of any transfer of, agreement to transfer, option   or right with respect to, or Lien on, any property or assets of a Borrower or any Restricted   Subsidiary not otherwise prohibited by this Agreement, (iii) pursuant to mortgages, pledges or   other security agreements securing Indebtedness or other obligations of the Parent Borrower or   a Restricted Subsidiary to the extent restricting the transfer of the property or assets subject   thereto, (iv) pursuant to customary provisions (as determined by the Borrower Representative   in good faith, which determination shall be conclusive) restricting dispositions of real property   interests set forth in any reciprocal easement agreements of the Parent Borrower or any   Restricted Subsidiary, (v) pursuant to Purchase Money Obligations that impose encumbrances   or restrictions on the property or assets so acquired, (vi) pursuant to any agreement with   customers or suppliers entered into in the ordinary course of business that impose restrictions   with respect to cash or other deposits or net worth or inventory, (vii) pursuant to customary   provisions (as determined by the Borrower Representative in good faith, which determination   shall be conclusive) contained in agreements and instruments entered into in the ordinary   course of business (including but not limited to leases and licenses) or in joint venture and   other similar agreements, or in shareholder, partnership, limited liability company and other   similar agreements in respect of non-wholly owned Restricted Subsidiaries, (viii) restrictions   that arise or are agreed to in the ordinary course of business and do not detract from the value   229   10066032231008166793v315
of property or assets of the Parent Borrower or any Restricted Subsidiary in any manner   material to the Parent Borrower or such Restricted Subsidiary, (ix) pursuant to Hedging   Agreements or other Permitted Hedging Arrangements or under Bank Products Agreements or   (x) that arises under the terms of documentation governing any factoring agreement or any   similar arrangements that in the good faith determination of the Parent Borrower, which   determination shall be conclusive, are necessary or appropriate to effect such factoring   agreement or similar arrangements;   pursuant to any agreement or instrument (i) relating to any Indebtedness(f)   permitted to be incurred subsequent to the Closing Date pursuant to Subsection 8.13, (x) if the   encumbrances and restrictions contained in any such agreement or instrument taken as a whole   are not materially less favorable to the Lenders than the encumbrances and restrictions   contained in the Initial Agreements (as determined in good faith by the Borrower   Representative, which determination shall be conclusive), or (y) if such encumbrance or   restriction is not materially more disadvantageous to the Lenders than is customary in   comparable financings (as determined in good faith by the Borrower Representative, which   determination shall be conclusive) and either (1) the Borrower Representative determines in   good faith, which determination shall be conclusive, that such encumbrance or restriction will   not materially affect the Parent Borrower’s ability to create and maintain the Liens on the ABL   Priority Collateral pursuant to the Security Documents and make principal or interest payments   on the Loans or (2) such encumbrance or restriction applies only if a default occurs in respect   of a payment or financial covenant relating to such Indebtedness, or (ii) relating to any sale of   receivables by or Indebtedness of a Foreign Subsidiary (other than a Canadian Loan Party);   pursuant to any agreement relating to intercreditor arrangements and(g)   related rights and obligations, to or by which the Lenders and/or the Administrative Agent, the   Collateral Agent or any other agent, trustee or representative on their behalf may be party or   bound at any time or from time to time, and any agreement providing that in the event that a   Lien is granted for the benefit of the Lenders another Person shall also receive a Lien, which   Lien is permitted by Subsection 8.14;   pursuant to any agreement for the direct or indirect disposition of Capital(h)   Stock of any Person, property or assets, imposing restrictions with respect to such Person,   Capital Stock, property or assets pending the closing of such disposition; and   by reason of any applicable law, rule, regulation or order, or required by(i)   any regulatory authority having jurisdiction over the Parent Borrower or any Restricted   Subsidiary or any of their businesses, including any such law, rule, regulation, order or   requirement applicable in connection with such Restricted Subsidiary’s status (or the status of   any Subsidiary of such Restricted Subsidiary) as a Captive Insurance Subsidiary.   Limitation on Lines of Business. Enter into any business, either directly8.9   or through any Restricted Subsidiary, except for those businesses substantially similar to, or   ancillary, complementary or related to, the line of business of the Parent Borrower and its   Restricted Subsidiaries on the Closing Date.   230   10066032231008166793v315

[Reserved].8.10   Limitations on Transactions with Affiliates. Except as otherwise8.11   expressly permitted in this Agreement, enter into any transaction, including any purchase, sale,   lease or exchange of property or the rendering of any service, with any Affiliate which involves   aggregate consideration in excess of $35,000,000 unless such transaction is (A) not otherwise   prohibited under this Agreement, and (B) upon terms not materially less favorable to the Parent   Borrower or such Restricted Subsidiary, as the case may be, than those that could be obtained   at the time in a transaction with a Person which is not an Affiliate; provided that nothing   contained in this Subsection 8.11 shall be deemed to prohibit:   (1) the Parent Borrower or any Restricted Subsidiary from entering into,(a)   modifying, maintaining or performing any consulting, management, compensation,   collective bargaining, benefits or employment agreements, related trust agreement or   other compensation arrangements with a current or former management member,   director, officer, employee or consultant of or to the Parent Borrower or such   Restricted Subsidiary or any Parent Entity in the ordinary course of business, including   vacation, health, insurance, deferred compensation, severance, retirement, savings, or   other similar plans, programs or arrangements, (2) payments, compensation,   performance of indemnification or contribution obligations, the making or cancellation   of loans in the ordinary course of business to any such management members,   employees, officers, directors or consultants, (3) any issuance, grant or award of stock,   options, other equity related interests or other equity securities, to any such   management members, employees, officers, directors or consultants, (4) the payment of   reasonable fees to directors of the Parent Borrower or any of its Subsidiaries or any   Parent Entity (as (i) approved by the Board of Directors of the Borrower   Representative or any Parent Entity (including the compensation committee thereof),   (ii) in an amount not in excess of $2,000,000 for such director, or (iii) in the ordinary   course of business), or (5) Management Advances and payments in respect thereof (or   in reimbursement of any expenses referred to in the definition of such term);   the payment of all amounts in connection with this Agreement or any of(b)   the Transactions;   the Parent Borrower or any of its Restricted Subsidiaries from entering(c)   into, making payments pursuant to and otherwise performing (i) the obligations under   the Pisces Acquisition Agreement and the Atlas Acquisition Agreement and (ii) an   indemnification and contribution agreement in favor of any Permitted Holder and each   person who is or becomes a director, officer, agent, consultant or employee of the   Parent Borrower or any of its Subsidiaries or any Parent Entity, in respect of liabilities   (A) arising under the Securities Act, the Exchange Act and any other applicable   securities laws or otherwise, in connection with any offering of securities by any Parent   Entity (provided that, if such Parent Entity shall own any material assets other than   (x) the Capital Stock of the Parent Borrower or another Parent Entity, or (y) other   assets relating to the ownership interest by such Parent Entity in the Parent Borrower   or another Parent Entity, such liabilities shall be limited to the reasonable and   proportional share, as determined by the Borrower Representative in its reasonable   231   10066032231008166793v315
discretion based on the benefit therefrom to the Parent Borrower and its Subsidiaries, of   such liabilities relating or allocable to the ownership interest of such Parent Entity in the   Parent Borrower or another Parent Entity and such other related assets) or the Parent   Borrower or any of its Subsidiaries, (B) incurred to third parties for any action or   failure to act of the Parent Borrower or any of its Subsidiaries or any Parent Entity or   any of their predecessors or successors, (C) arising out of the performance by any   Affiliate of the CD&R Investors of management, consulting or financial advisory   services provided to the Parent Borrower or any of its Subsidiaries or any Parent   Entity, (D) arising out of the fact that any indemnitee was or is a director, officer,   agent, consultant or employee of the Parent Borrower or any of its Subsidiaries or any   Parent Entity, or is or was serving at the request of any such Person as a director,   officer, agent, consultant or employee of another corporation, partnership, joint venture,   trust, enterprise or other Person or (E) to the fullest extent permitted by Delaware or   other applicable state law, arising out of any breach or alleged breach by such   indemnitee of his or her fiduciary duty as a director or officer of the Parent Borrower   or any of its Subsidiaries or any Parent Entity;   any issuance or sale of Capital Stock of the Parent Borrower or any(d)   Parent Entity or capital contribution to the Parent Borrower or any Restricted   Subsidiary;   (1) the execution, delivery and performance of any obligations under any(e)   Tax Sharing Agreement and any Transaction Agreement, and (2) payments to CD&R,   Golden Gate, Kenner or any of their respective Affiliates (x) for any consulting services   pursuant to the CD&R Expense Reimbursement Agreement, the GGC Expense   Reimbursement Agreement or as may be approved by a majority of the Disinterested   Directors, (y) in connection with any acquisition, disposition, merger, recapitalization or   similar transactions, which payments are made pursuant to the Transaction Agreements   or are approved by a majority of the Board of Directors in good faith, which   determination shall be conclusive, and (z) of all out-of-pocket expenses incurred in   connection with such services or activities;   the execution, delivery and performance of agreements or instruments(f)   (i) under which the Parent Borrower or its Restricted Subsidiaries do not make   payments or provide consideration in excess of $5,000,000 per Fiscal Year or (ii) set   forth on Schedule 8.11;   (i) any transaction among any of the Parent Borrower and one or more(g)   Restricted Subsidiaries, (ii) any transaction permitted by clause (c), (d), (f), (g), (h), (i),   (j), (l), (m) or (n)(ii) of the definition of “Permitted Investments” (provided that any   transaction pursuant to clause (l) or (m) shall be limited to guarantees of loans and   advances by third parties), (iii) any transaction permitted by Subsection 8.2 or 8.3 or   specifically excluded from the definition of “Restricted Payment” and (iv) any   transaction permitted by Subsection 8.13(f)(i), 8.13(f)(ii), 8.13(f)(iii), 8.13(f)(vii),   8.13(f)(viii), or 8.13(j);   232   10066032231008166793v315
the Transactions and all transactions in connection therewith (including(h)   but not limited to the financing thereof), and all fees and expenses paid or payable in   connection with the Transactions, including the fees and out-of-pocket expenses of   CD&R, Golden Gate, Kenner or any of their respective Affiliates;   any transaction in the ordinary course of business, or approved by a(i)   majority of the Board of Directors of the Parent Borrower, between the Parent   Borrower or any Restricted Subsidiary and any Affiliate of the Parent Borrower   controlled by the Parent Borrower that is a joint venture or similar entity;   (i) any investment by any CD&R Investor, GGC Investor or Kenner(j)   Investor in securities or loans of the Parent Borrower or any of its Restricted   Subsidiaries (and payment of out-of-pocket expenses incurred by any CD&R Investor,   GGC Investor or Kenner Investor in connection therewith) so long as such investments   are being offered generally to investors (other than CD&R Investors, GGC Investors   and Kenner Investors) on the same or more favorable terms and (ii) payments to any   CD&R Investor, GGC Investor or Kenner Investor in respect of securities or loans of   the Parent Borrower or any of its Restricted Subsidiaries contemplated in the foregoing   subclause (i) or that were acquired from Persons other than the Parent Borrower and its   Restricted Subsidiaries, in each case, in accordance with the terms of such securities or   loans; and   the pledge of Capital Stock, Indebtedness or other securities of any(k)   Unrestricted Subsidiary or joint venture to lenders to support the Indebtedness or other   obligations of such Unrestricted Subsidiary or joint venture, respectively, owed to such   lenders.   For purposes of this Subsection 8.11, (i) any transaction with any Affiliate shall   be deemed to have satisfied the standard set forth in clause (B) of the first sentence hereofof   this Subsection 8.11 if (x) such transaction is approved by a majority of the Disinterested   Directors of the Board of Directors of the Borrower Representative, or (y) in the event that at   the time of any such transaction, there are no Disinterested Directors serving on the Board of   Directors of the Borrower Representative, a fairness opinion is provided by a nationally   recognized appraisal or investment banking firm with respect to such transaction and   (ii) “Disinterested Director” shall mean, with respect to any Person and transaction, a member   of the Board of Directors of such Person who does not have any material direct or indirect   financial interest in or with respect to such transaction; it being understood that a member of   any such Board of Directors shall not be deemed to have such a financial interest by reason of   such member holding Capital Stock of the Parent Borrower or any Parent Entity or any   options, warrants or other rights in respect of such Capital Stock or by reason of such member   receiving any compensation from the Parent Borrower or any Parent Entity, as applicable, on   whose Board of Directors such member serves in respect of such member’s role as director.   Limitations on Investments. Make or maintain, directly or indirectly, any8.12   Investment except for Permitted Investments.   233   10066032231008166793v315
Limitations on Indebtedness. Directly or indirectly create, incur, assume8.13   or otherwise become directly or indirectly liable with respect to any Indebtedness except for   the following:   Indebtedness (i) incurred by any U.S. Loan Party or Escrow Subsidiary(a)   pursuant to the Cash Flow Facility and Indebtedness incurred by any U.S. Loan Party   otherwise than pursuant to the Cash Flow Facility (including pursuant to any Additional   Obligations Documents, any Permitted Debt Exchange or any Rollover Indebtedness but   not pursuant to the Loan Documents) in an aggregate principal amount at any time   outstanding not to exceed (A) $1,870,000,000 plus (B) the Maximum Incremental   Facilities Amount and (ii) incurred by U.S. Loan Parties pursuant to the Senior Notes   Documents in an aggregate principal amount not to exceed $645,000,000;   Indebtedness of the Parent Borrower or any of its Restricted Subsidiaries(b)   incurred pursuant to this Agreement and the other Loan Documents (including any   Incremental Facility, Extension or any Credit Agreement Refinancing Indebtedness);   Unsecured Indebtedness of the Parent Borrower or any of its Restricted(c)   Subsidiaries;   Indebtedness (other than Indebtedness permitted by clauses (a) through(d)   (c) above) existing on the Closing Date, and disclosed on Schedule 8.13(d), together   with any renewal, extension, refinancing or refunding pursuant to clause (i) below;   Indebtedness of the Parent Borrower or any of its Restricted Subsidiaries(e)   secured pursuant to Subsection 8.14(p);   Guarantee Obligations incurred by:(f)   (i) the Parent Borrower or any of its Restricted Subsidiaries in(v)   respect of Indebtedness of a Loan Party (or in the case of a Restricted   Subsidiary that is a U.S. Loan Party, of any U.S. Loan Party) that is permitted   hereunder; provided that Guarantee Obligations in respect of Indebtedness   permitted pursuant to clauses (a), and (c) above and (m) below shall be   permitted only to the extent that such Guarantee Obligations are incurred by   Guarantors (other than, in the case of clause (m), Guarantee Obligations   incurred by any Foreign Subsidiary that is not a Guarantor);   (ii) the Parent Borrower or any of its Restricted Subsidiaries in(vi)   respect of lease obligations of Non-Loan Parties (to the extent such lease   obligations constitute Indebtedness);   (iii) a Non-Loan Party in respect of Indebtedness of another Non-(vii)   Loan Party that is permitted hereunder;   (iv) the Parent Borrower or any of its Restricted Subsidiaries in(viii)   respect of Indebtedness of any Person; provided that the aggregate amount at   234   10066032231008166793v315

any time outstanding of such Guarantee Obligations incurred pursuant to this   clause (iv), when aggregated with the amount of all other Guarantee Obligations   incurred and outstanding pursuant to this clause (iv) and all Indebtedness   incurred and outstanding pursuant to clause (w) of this Subsection 8.13, shall   not exceed the greater of (x) $250,000,000 and (y) the amount equal to 30.00%   of Consolidated Tangible Assets at the time of such Guarantee Obligations being   incurred;   (v) the Parent Borrower or any of its Restricted Subsidiaries in(ix)   connection with sales or other dispositions permitted under Subsection 8.5,   including indemnification obligations with respect to leases, and guarantees of   collectability in respect of accounts receivable or notes receivable for up to face   value;   (vi) the Parent Borrower or any of its Restricted Subsidiaries(x)   consisting of accommodation guarantees for the benefit of trade creditors of the   Parent Borrower or any of its Restricted Subsidiaries in the ordinary course of   business;   (vii) the Parent Borrower or any of its Restricted Subsidiaries in(xi)   respect of Investments expressly permitted pursuant to clause (c), (j), (l), (m) or   (v) of the definition of “Permitted Investments”;   (viii) the Parent Borrower or any of its Restricted Subsidiaries in(xii)   respect of (x) Management Guarantees and (y) third-party loans and advances to   officers or employees of any Parent Entity or the Parent Borrower or any of its   Restricted Subsidiaries permitted pursuant to clause (l) or (m) of the definition   of “Permitted Investments”;   (ix) the Parent Borrower or any of its Restricted Subsidiaries in(xiii)   respect of Reimbursement Obligations in respect of Letters of Credit or with   respect to reimbursement obligations in respect of any other letters or credit   permitted under this Agreement;   (x) the Parent Borrower or any of its Restricted Subsidiaries in(xiv)   respect of performance, bid, appeal, surety, judgment, replevin and similar   bonds, other suretyship arrangements, other similar obligations and letters of   credit, bankers’ acceptances or similar instruments or obligations, all in, or   relating to liabilities or obligations incurred in, the ordinary course of business;   and   (xi) the Parent Borrower or any of its Restricted Subsidiaries in(xv)   respect of Indebtedness or other obligations of a Person in connection with a   joint venture or similar arrangement in respect of which the aggregate   outstanding amount of all such Indebtedness, together with the aggregate   235   10066032231008166793v315
outstanding amount of Investments permitted pursuant to clause (q) of the   definition of “Permitted Investments”, does not exceed $35,000,000;   provided, however, that if any Indebtedness referred to in clauses (i) through (iv) above   is subordinated in right of payment to the Obligations or is secured by Liens that are   senior or subordinate to any Liens securing the Collateral, then any corresponding   Guarantee Obligations shall be subordinated and the Liens securing the corresponding   Guarantee Obligations shall be senior or subordinate to substantially the same extent;   Purchase Money Obligations, Financing Lease Obligations and other(g)   Indebtedness incurred by the Parent Borrower or a Restricted Subsidiary of the Parent   Borrower to finance the acquisition, leasing, construction or improvement of fixed   assets; provided, however, that the aggregate principal amount of any such Purchase   Money Obligations incurred to finance the acquisition of Capital Stock of any Person at   any time outstanding pursuant to this clause (g) shall not exceed an amount equal to the   greater of $100,000,000 and 26.50% of Four Quarter Consolidated EBITDA;   Indebtedness of any Foreign Subsidiary (other than any Canadian Loan(h)   Party) in an aggregate principal amount at any time outstanding not exceeding an   amount equal to the sum of (x) the greater of $130,000,000 and 35.00% of Four   Quarter Consolidated EBITDA and (y) an amount equal to (A) the Foreign Borrowing   Base plus (B) in the event of any refinancing of any Indebtedness incurred under this   clause (y), the aggregate amount of fees, underwriting discounts, premiums and other   costs and expenses (including accrued and unpaid interest) incurred or payable in   connection with such refinancing;   renewals, extensions, refinancings and refundings of Indebtedness (in(i)   whole or in part) permitted by:   (i) clause (d) or (g) above or this clause (i)(i) provided, however,(xvi)   that (A) any such renewal, extension, refinancing or refunding is in an aggregate   principal amount not greater than the principal amount (or accreted value, if   applicable) of such Indebtedness so renewed, extended, refinanced or refunded   (plus accrued interest, any premium and reasonable commission, fees,   underwriting discounts and other costs and expenses incurred in connection with   such refinanced Indebtedness) and (B) such Indebtedness has a weighted average   life to maturity no shorter than the remaining weighted average life to maturity   of the Indebtedness so renewed, extended, refinanced or refunded; and   (ii) clause (a) or (m) hereof or this clause (i)(ii); provided,(xvii)   however, that (A) any such renewal, extension, refinancing or refunding is in an   aggregate principal amount (or, if issued with original issue discount, the   accreted value) not greater than the principal amount (or accreted value, if   applicable) of such Indebtedness so renewed, extended, refinanced or refunded   (plus accrued interest, any premium and reasonable commission, fees,   underwriting discounts and other costs and expenses, incurred in connection   with such refinanced Indebtedness), (B) with respect to Indebtedness originally   236   10066032231008166793v315
incurred under clause (a) or (m), such Indebtedness has (x) a Stated Maturity   date that is (i) at least 91 days after the Termination Date or (ii) in respect of   Indebtedness with a Stated Maturity earlier than 91 days after the Termination   Date, not earlier than the Stated Maturity date of the Indebtedness that is   renewed, extended, refinanced or refunded and (y) only with respect to   Restricted Indebtedness (excluding for this purpose any Restricted Indebtedness   the proceeds of which were used to refinance, refund, replace, renew, repay,   restructure or extend the Senior Notes or any refinancing thereof, that was   incurred under any provision of this Subsection 8.13 other than this Subsection   8.13(i)(ii)), a weighted average life to maturity, at the time of issuance or   incurrence, of not less than the remaining weighted average life to maturity of   the Indebtedness that is renewed, extended, refinanced or refunded (provided   that compliance with this restriction shall be determined ignoring the effect of   any payment of customary upfront fees or any permanent prepayment of such   Indebtedness being refinanced, in each case based on market conditions at the   time of any such refinancing), (C) if secured by any Collateral, such   Indebtedness shall be subject to the terms of the ABL/Cash Flow Intercreditor   Agreement, a Junior Lien Intercreditor Agreement, or any Other Intercreditor   Agreement, (D) to the extent that the Indebtedness to be renewed, extended,   refinanced or refunded is unsecured and, at the time of such renewal, extension,   refinancing or refunding, such Indebtedness could not be incurred under   Subsection 8.13(a)(i)(B) by meeting the Consolidated Secured Leverage Ratio   (as defined in the Cash Flow Credit Agreement), then such renewed, extended,   refinanced or refunded Indebtedness may not be secured by any Collateral and   (E) such renewed, extended, refinanced or refunded Indebtedness shall not   include Indebtedness of a Restricted Subsidiary that is not a U.S. Loan Party   that refinances Indebtedness of a U.S. Loan Party that could not have been   initially incurred by such Restricted Subsidiary pursuant to this Subsection 8.13;   Indebtedness of the Parent Borrower or any Restricted Subsidiary to(j)   Holdings or the Parent Borrower or any of its Subsidiaries to the extent the Investment   in such Indebtedness is not restricted by Subsection 8.12;   Indebtedness incurred under any agreement pursuant to which a Person(k)   provides cash management services or similar financial accommodations to the Parent   Borrower or any of its Restricted Subsidiaries (including any Cash Management   Arrangements);   Indebtedness constituting indemnities and adjustments (including pension(l)   plan adjustments and contingent payments adjustments) under the Plumb Acquisition   Agreement;   Indebtedness incurred or assumed in connection with, or as a result of, a(m)   Permitted Acquisition so long as: (i) the Parent Borrower would be in compliance, on   a Pro Forma Basis after giving effect to the consummation of such acquisition and the   incurrence or assumption of such Indebtedness, with Subsection 8.1 recomputed as of   the last day of the most recently ended Fiscal Quarter of the Parent Borrower for which   237   10066032231008166793v315
financial statements are available, whether or not compliance with Subsection 8.1 is   otherwise required at such time (it being understood that, as a condition precedent to   the effectiveness of any such incurrence or assumption, the Borrower Representative   shall deliver to the Administrative Agent a certificate of a Responsible Officer setting   forth in reasonable detail the calculations demonstrating such compliance), (ii) before   and after giving effect thereto, no Specified Default or Event of Default known to the   Borrower Representative has occurred and is continuing, and (iii) with respect to any   newly incurred Indebtedness, such Indebtedness does not have any maturity or   amortization rate greater than 1.0% per annum prior to the date that is 91 days after   the Termination Date (other than (x) mandatory prepayments with proceeds of and   exchanges for refinancing Indebtedness in respect thereof permitted hereunder or (y) an   earlier maturity date and/or higher amortization rate for customary bridge financings,   which, subject to customary conditions, would either be automatically converted into or   required to be exchanged for permanent financing which does not provide for an earlier   maturity date or an amortization rate greater than 1.0% per annum prior to the date   that is 91 days after the Termination Date and other mandatory prepayments with   proceeds of and exchanges for refinancing Indebtedness in respect thereof permitted   hereunder) and does not provide for redemption or repayment requirements from asset   sales, casualty or condemnation events or excess cash flow on terms more favorable   than those under the Cash Flow Credit Agreement (other than, in the case of any   customary bridge financing, prepayments of such bridge financing from the issuance of   equity or other indebtedness permitted hereunder which meets the requirements of this   Subsection 8.13(m)); it being understood that, in the event that any such Indebtedness   incurred under this Subsection 8.13(m) is incurred in good faith to finance the purchase   price of any such acquisition in advance of the closing of such acquisition, and such   closing shall thereafter not occur and such Indebtedness (or an equal principal amount   of other Indebtedness) is redeemed, repaid or otherwise retired promptly after the   Borrower Representative determines that such transaction has been abandoned, such   Indebtedness shall be deemed to comply with this Subsection 8.13(m);   Indebtedness of the Parent Borrower or any of its Restricted Subsidiaries(n)   incurred to finance insurance premiums in the ordinary course of business;   Indebtedness (A) arising from the honoring of a check, draft or similar(o)   instrument against insufficient funds in the ordinary course of business or (B) consisting   of guarantees, indemnities, obligations in respect of earn-outs or other purchase price   adjustments, or similar obligations, incurred in connection with the acquisition or   disposition of any business, assets or Person;   Indebtedness of the Parent Borrower or any of its Restricted Subsidiaries(p)   in respect of Financing Leases which have been funded solely by Investments of the   Parent Borrower and its Restricted Subsidiaries permitted under clause (r) of the   definition of “Permitted Investments”;   Indebtedness of the Parent Borrower or any of its Restricted Subsidiaries(q)   arising in connection with industrial development or revenue bonds or similar   obligations secured by property or assets leased to and operated by the Parent   238   10066032231008166793v315

Borrower or such Restricted Subsidiary that were issued in connection with the   financing or refinancing of such property or assets, provided, that the aggregate   principal amount of such Indebtedness outstanding at any time shall not exceed   $25,000,000;   Indebtedness of the Parent Borrower or any of its Restricted Subsidiaries(r)   in respect of obligations evidenced by bonds, debentures, notes or similar instruments   issued as payment-in-kind interest payments in respect of Indebtedness otherwise   permitted hereunder;   accretion of the principal amount of Indebtedness of the Parent Borrower(s)   or any of its Restricted Subsidiaries otherwise permitted hereunder issued at any   original issue discount;   Indebtedness of the Parent Borrower and its Restricted Subsidiaries(t)   under Hedging Agreements and other Permitted Hedging Arrangements;   Indebtedness of the Parent Borrower or any of its Restricted Subsidiaries(u)   in respect of any Sale and Leaseback Transaction;   Indebtedness in respect of any letters of credit issued in favor of any(v)   Issuing Lender or the Swingline Lender to support any Defaulting Lender’s   participation in Letters of Credit or Swingline Loans as provided for in Subsection 3.4,   in each case to the extent not exceeding the maximum amount of such participations;   other Indebtedness of the Parent Borrower or any of its Restricted(w)   Subsidiaries; provided that the aggregate amount outstanding at any time of such   Indebtedness incurred or assumed pursuant to this clause (w), when aggregated with all   other Indebtedness incurred or assumed and outstanding pursuant to this clause (w) and   all Guarantee Obligations incurred and outstanding pursuant to Subsection 8.13(f)(iv),   shall not exceed the greater of (i) $250,000,000 and (ii) the amount equal to 30.00% of   the Consolidated Tangible Assets at the time of incurrence of such Indebtedness; and   Indebtedness in respect of performance, bid, appeal, surety, judgment,(x)   replevin and similar bonds, other suretyship arrangements, other similar obligations,   letters of credit, bankers’ acceptances or similar instruments or obligations, and take-or-   pay obligations under supply arrangements, all provided in, or relating to liabilities or   obligations incurred in, the ordinary course of business, including those issued to   government entities in connection with self-insurance under applicable workers’   compensation statutes.   For purposes of determining compliance with and the outstanding principal   amount of any particular Indebtedness (including Guarantee Obligations) incurred pursuant to   an in compliance with, this Subsection 8.13, (i) in the event that any Indebtedness (including   Guarantee Obligations) meets the criteria of more than one of the types of Indebtedness   (including Guarantee Obligations) described in one or more clauses of this Subsection 8.13, the   Borrower Representative, in its sole discretion, shall classify such item of Indebtedness and   239   10066032231008166793v315
may include the amount and type of such Indebtedness in one or more of the clauses of this   Subsection 8.13 (including in part under one such clause and in part under another such   clause); provided that (if the Parent Borrower shall so determine) any Indebtedness incurred   pursuant to the Cash Capped Incremental Facility shall cease to be deemed incurred or   outstanding for purposes of such definition but shall be deemed incurred for the purposes of   the Ratio Incremental Facility from and after the first date on which the Parent Borrower could   have incurred such Indebtedness under the Ratio Incremental Facility without reliance on the   Cash Capped Incremental Facility; (ii) if any commitments in respect of revolving or deferred   draw Indebtedness are established in reliance on any provision of this Subsection 8.13   measured by reference to Four Quarter Consolidated EBITDA (as defined in the Cash Flow   Credit Agreement) or a percentage of Consolidated Tangible Assets, as applicable, after giving   pro forma effect to the incurrence of the entire committed amount, such amount may thereafter   be borrowed and reborrowed, in whole or in part, from time to time, irrespective of whether or   not such incurrence would cause such Four Quarter Consolidated EBITDA or percentage of   Consolidated Tangible Assets to be exceeded, (iii) if any Indebtedness is incurred to refinance   Indebtedness (or unutilized commitments in respect of Indebtedness) initially incurred (or   established) (or, to refinance Indebtedness incurred (or commitments established)) to refinance   Indebtedness initially incurred (or commitments initially established) in reliance on any provision   of this Subsection 8.13 measured by reference to Four Quarter Consolidated EBITDA or a   percentage of Consolidated Tangible Assets at the time of incurrence, as applicable, and such   refinancing would cause such Four Quarter Consolidated EBITDA or percentage of   Consolidated Tangible Assets to be exceeded if calculated based on the Four Quarter   Consolidated EBITDA or Consolidated Tangible Assets on the date of such refinancing, such   Four Quarter Consolidated EBITDA or percentage of Consolidated Tangible Assets, as   applicable, shall not be deemed to be exceeded so long as the principal amount of such   refinancing Indebtedness does not exceed the principal amount of such Indebtedness being   refinanced, plus the aggregate amount of fees, underwriting discounts, premiums and other   costs and expenses (including accrued and unpaid interest) incurred or payable in connection   with such refinancing, (iv) if any Indebtedness is incurred to refinance Indebtedness initially   incurred (or, Indebtedness incurred to refinance Indebtedness initially incurred) in reliance on   any provision of this Subsection 8.13 above measured by a dollar amount, such dollar amount   shall not be deemed to be exceeded (and such refinancing Indebtedness shall be deemed   permitted) to the extent the principal amount of such newly incurred Indebtedness does not   exceed an amount equal to the principal amount of such Indebtedness being refinanced, plus   the aggregate amount of fees, underwriting discounts, premiums and other costs and expenses   (including accrued and unpaid interest) incurred or payable in connection with such refinancing.   Notwithstanding anything herein to the contrary, Indebtedness incurred by the Parent Borrower   on the Closing Date under the Senior Notes or the Cash Flow Facility shall be classified as   incurred under Subsection 8.13(a), (v) the amount of Indebtedness issued at a price that is less   than the principal amount thereof shall be equal to the amount of the liability in respect thereof   determined in accordance with GAAP, (vi) the principal amount of Indebtedness outstanding   under any subclause of Subsection 8.13, including for purposes of any determination of the   “Maximum Incremental Facilities Amount”, shall be determined after giving effect to the   application of proceeds of any such Indebtedness to refinance any such other Indebtedness,   (vii) in the event that the Borrower Representative shall classify Indebtedness incurred on the   date of determination as incurred in part pursuant to Subsection 8.13(a)(B) and clause (ii) of   240   10066032231008166793v315
the definition of “Maximum Incremental Facilities Amount” and in part pursuant to one or   more other clauses of Subsection 8.13, as provided in clause (i) of this paragraph, any   calculation of the Consolidated Secured Leverage Ratio (as defined in the Cash Flow Credit   Agreement), including in the definition of “Maximum Incremental Facilities Amount”, shall not   include any such Indebtedness (and shall not give effect to any discharge of Indebtedness from   the proceeds thereof) to the extent incurred pursuant to any such other clause of this   Subsection 8.13 and (viii) any other obligation of the obligor on such Indebtedness (or of any   other Person who could have incurred such Indebtedness under this covenant) arising under   any Guarantee, Lien or letter of credit, bankers’ acceptance or other similar instrument or   obligation supporting such Indebtedness shall be disregarded to the extent that such Guarantee,   Lien or letter of credit, bankers’ acceptance or other similar instrument or obligation secures   the principal amount of such Indebtedness.   For purposes of determining compliance with any provision of this Subsection   8.13 (or any category of Permitted Liens described in the definition thereof) measured by a   dollar amount or by reference to Four Quarter Consolidated EBITDA (as defined in the Cash   Flow Credit Agreement) or a percentage of Consolidated Tangible Assets, in each case, for the   incurrence of Indebtedness or Liens securing Indebtedness denominated in a foreign currency,   the Dollar Equivalent principal amount of such Indebtedness incurred pursuant thereto shall be   calculated based on the Spot Rate of Exchange in effect on the date that such Indebtedness   was incurred, in the case of term Indebtedness, or first committed, in the case of revolving or   deferred draw Indebtedness; provided that (x) the Dollar Equivalent principal amount of any   such Indebtedness outstanding on the Closing Date shall be calculated based on the Spot Rate   of Exchange in effect on the Closing Date, (y) if such Indebtedness is incurred to refinance   other Indebtedness denominated in a foreign currency (or in a different currency from such   Indebtedness so being incurred), and such refinancing would cause the applicable provision of   this Subsection 8.13 (or category of Permitted Liens) measured by a dollar amount or by   reference to Four Quarter Consolidated EBITDA or a percentage of Consolidated Tangible   Assets, as applicable, to be exceeded if calculated at the Spot Rate of Exchange in effect on   the date of such refinancing, such provision of this Subsection 8.13 (or category of Permitted   Liens) measured by a dollar amount or by reference to Four Quarter Consolidated EBITDA or   a percentage of Consolidated Tangible Assets, as applicable, shall be deemed not to have been   exceeded so long as the principal amount of such refinancing Indebtedness does not exceed (i)   the outstanding or committed principal amount (whichever is higher) of such Indebtedness   being refinanced plus (ii) the aggregate amount of fees, underwriting discounts, premiums and   other costs and expenses (including accrued and unpaid interest) incurred or payable in   connection with such refinancing and (z) the Dollar Equivalent principal amount of   Indebtedness denominated in a foreign currency and incurred pursuant to this Agreement or   any Cash Flow Facility shall be calculated based on the Spot Rate of Exchange in effect on, at   the Parent Borrower’s option, (A) the Closing Date, (B) any date on which any of the   respective commitments under this Agreement or the applicable Cash Flow Facility shall be   reallocated between or among facilities or subfacilities hereunder or thereunder, or on which   such rate is otherwise calculated for any purpose thereunder or (C) the date of such incurrence.   The principal amount of any Indebtedness incurred to refinance other Indebtedness, if incurred   in a different currency from the Indebtedness being refinanced, shall be calculated based on the   241   10066032231008166793v315
Spot Rate of Exchange applicable to the currencies in which such respective Indebtedness is   denominated that is in effect on the date of such refinancing.   Limitations on Liens. Create or suffer to exist, any Lien upon or with8.14   respect to any of their respective properties or assets, whether now owned or hereafter   acquired, or assign, or permit any of their respective Restricted Subsidiaries to assign, any right   to receive income, except for the following (collectively, “Permitted Liens”):   Liens (i) created pursuant to the Loan Documents or otherwise securing,(a)   directly or indirectly, the Obligations or other Indebtedness permitted by   Subsection 8.13(b), as well as any obligations under Designated Cash Management   Agreements and Designated Hedging Agreements, (ii) created pursuant to the Cash   Flow Documents, or (iii) created pursuant to any Additional Obligations Documents or   any documents entered into in connection with any Permitted Debt Exchange or   Rollover Indebtedness or otherwise securing, directly or indirectly, Additional   Obligations, Permitted Debt Exchange Notes, Rollover Indebtedness or other   Indebtedness permitted by Subsection 8.13(a)(i), in the case of clauses (ii) and (iii)   above, (x) in respect of any such Indebtedness permitted to be secured, including, in the   case of Indebtedness incurred under Subsection 8.13(a)(i)(B), to the extent such   Indebtedness is permitted to be incurred pursuant to clause (ii) of the definition of   “Maximum Incremental Facilities Amount” and (y) provided that any such Indebtedness   shall be secured on a junior basis with this Facility with respect to ABL Priority   Collateral and on a pari passu or junior basis with the Cash Flow Facility (or any   refinancing Indebtedness in respect thereof permitted by the terms of this Agreement)   with respect to Cash Flow Priority Collateral and shall be subject to the ABL/Cash   Flow Intercreditor Agreement and/or a Junior Lien Intercreditor Agreement, as   applicable;   Liens existing on the Closing Date and disclosed on Schedule 8.14(b);(b)   Customary Permitted Liens;(c)   Liens (including Liens granted to secure any Purchase Money Obligation)(d)   granted by the Parent Borrower or any of its Restricted Subsidiaries (including the   interest of a lessor under a Financing Lease and Liens to which any property is subject   at the time, on or after the Closing Date, of the Parent Borrower’s or such Restricted   Subsidiary’s acquisition thereof) securing Indebtedness permitted under Subsection   8.13(g) and limited in each case to the property purchased with the proceeds of such   Indebtedness or subject to such Lien or Financing Lease;   any Lien securing the renewal, extension, refinancing or refunding of any(e)   Indebtedness secured by any Lien permitted by clause (a), (b) or (d) above, clause (l) or   (q) below, or this clause (e); provided that (i) (A) in the case of any renewal, extension,   refinancing or refunding of Indebtedness secured by any Lien permitted by clauses   (a)(ii) and (a)(iii) above any such Indebtedness shall be secured on a junior basis with   this Facility with respect to ABL Priority Collateral and on a pari passu or junior basis   with the Cash Flow Facility (or any refinancing indebtedness in respect thereof   242   10066032231008166793v315

permitted by the terms of this Agreement) with respect to Cash Flow Priority   Collateral, (B) in the case of any renewal, extension, refinancing or refunding of   Indebtedness secured by any Lien permitted by clause (b) or (d) above (or successive   renewals, extensions, refinancings or refundings thereof) such renewal, extension,   refinancing or refunding is made without any change in the class or category of assets   or property subject to such Lien and no such Lien is extended to cover any additional   class or category of assets or property, (C) in the case of any renewal, extension,   refinancing or refunding of Indebtedness secured by any Lien permitted by clause (l)   below (or successive renewals, extensions, refinancings or refundings thereof), such   Lien does not extend to cover any other assets or property (other than the proceeds or   products thereof and after-acquired property subjected to a Lien pursuant to terms   existing at the time of such acquisition, it being understood that such requirement shall   not be permitted to apply to any property to which such requirement would not have   applied but for such acquisition), (D) in the case of any renewal, extension, refinancing   or refunding of Indebtedness secured by any Lien permitted by clause (q) below (or   successive renewals, extensions, refinancings or refundings thereof), such Liens do not   encumber any assets or property other than Collateral (with the priority of such Liens in   the ABL Priority Collateral and Cash Flow Priority Collateral or equivalent thereof   being no less favorable to the Lenders than the priority set forth in the ABL/Cash Flow   Intercreditor Agreement); and (E) in the case of any renewal, extension, refinancing or   refunding of Indebtedness of the Parent Borrower and its Restricted Subsidiaries   permitted by Subsection 8.13(i) (or successive renewals, extensions, refinancings or   refundings thereof), that the principal amount of such Indebtedness is not increased   except as permitted by Subsection 8.13(i);   Liens on assets of any Foreign Subsidiary (other than a Canadian Loan(f)   Party) of the Parent Borrower securing Indebtedness of such Foreign Subsidiary (other   than a Canadian Loan Party) permitted under Subsection 8.13(h);   Liens in favor of lessors securing operating leases permitted hereunder;(g)   statutory or common law Liens or rights of setoff of depository banks or(h)   securities intermediaries with respect to deposit accounts, securities accounts or other   funds of the Parent Borrower or any Restricted Subsidiary maintained at such banks or   intermediaries, including to secure fees and charges in connection with returned items or   the standard fees and charges of such banks or intermediaries in connection with the   deposit accounts, securities accounts or other funds maintained by the Parent Borrower   or such Restricted Subsidiary at such banks or intermediaries (excluding any   Indebtedness for borrowed money owing by the Parent Borrower or such Restricted   Subsidiary to such banks or intermediaries);   Liens arising out of conditional sale, title retention, consignment or(i)   similar arrangements for the sale of goods entered into by the Parent Borrower or its   Restricted Subsidiaries in the ordinary course of business;   243   10066032231008166793v315
Liens on the property or assets described in Subsection 8.13(p) in respect(j)   of Indebtedness of the Parent Borrower and its Restricted Subsidiaries permitted by   Subsection 8.13(p);   (i) Liens on the property or assets described in Subsection 8.13(q) in(k)   respect of Indebtedness of the Parent Borrower and its Subsidiaries permitted by   Subsection 8.13(q) or (ii) Liens on cash, Cash Equivalents and Temporary Cash   Investments in respect of obligations described in Subsection 8.13(x) (whether or not   such obligations constitute Indebtedness);   Liens securing Indebtedness of the Parent Borrower and its Restricted(l)   Subsidiaries permitted by Subsection 8.13(m) incurred or assumed in connection with   any Permitted Acquisition (other than Liens on the Capital Stock of any Person that   becomes a Restricted Subsidiary); provided that (i) such Lien was not created in   contemplation of such acquisition or such Person becoming a Restricted Subsidiary,   (ii) such Lien does not extend to cover any other assets or property (other than the   proceeds or products thereof and after-acquired property subjected to a Lien pursuant   to terms existing at the time of such acquisition, it being understood that such   requirement shall not be permitted to apply to any property to which such requirement   would not have applied but for such acquisition) and (iii) such Lien shall be created no   later than the later of the date of such acquisition or the date of the assumption of such   Indebtedness (other than as permitted by clause (ii) above);   any encumbrance or restriction (including put and call agreements) with(m)   respect to the Capital Stock of any joint venture or similar arrangement pursuant to the   joint venture or similar agreement with respect to such joint venture or similar   arrangement;   leases, subleases, licenses, sublicenses or occupancy agreements to or(n)   from third parties;   Liens in respect of Guarantee Obligations permitted under(o)   Subsection 8.13(f) relating to Indebtedness otherwise permitted under Subsection 8.13,   to the extent Liens in respect of such Indebtedness are permitted under this Subsection   8.14;   Liens on assets of the Parent Borrower or any of its Restricted(p)   Subsidiaries not otherwise permitted by the foregoing clauses of this Subsection 8.14   securing Indebtedness incurred pursuant to Subsection 8.13(e); provided that any Lien   securing Indebtedness created pursuant to this clause (p) on ABL Priority Collateral   shall be junior to the Lien on ABL Priority Collateral securing the Obligations under   this Facility and subject to the terms of the ABL/Cash Flow Intercreditor Agreement, a   Junior Lien Intercreditor Agreement or an Other Intercreditor Agreement or otherwise   be on terms reasonably satisfactory to the Administrative Agent;   Liens securing Indebtedness permitted by Subsections 8.13(f)(viii)(x),(q)   8.13(k) and 8.13(t), provided that (A) to the extent that the Borrower Representative   244   10066032231008166793v315
determines to secure such Indebtedness permitted by Subsection 8.13(f)(viii)(x) with a   Lien on any ABL Priority Collateral, the other party thereto, or an agent, trustee or   other representative therefor, shall enter into a joinder to the ABL/Cash Flow   Intercreditor Agreement, a Junior Lien Intercreditor Agreement or an Other   Intercreditor Agreement and (B) to the extent that the Borrower Representative   determines to secure such Indebtedness permitted by Subsection 8.13(k) or 8.13(t) with   a Lien on any ABL Priority Collateral on a basis pari passu in priority with the Liens   securing the amounts due under the Facility and with a higher payment priority pursuant   to Subsection 10.15(a) or 10.15(b) than clause “sixth” (Hedging Agreements, other   Permitted Hedging Arrangements or Cash Management Arrangements otherwise secured   under the Security Documents), (x) only in respect of (i) any Bank Products   Agreements constituting such Indebtedness permitted by Subsection 8.13(k) that are   designated as Designated Cash Management Agreements and (ii) any Hedging   Agreements or other Permitted Hedging Arrangements constituting such Indebtedness   permitted by Subsection 8.13(t) that are designated as Designated Hedging Agreements,   in each case in accordance with the terms of Subsection 11.22, and (y) only to the   extent that the other party to such Bank Products Agreement, Hedging Agreement or   other Permitted Hedging Arrangement, as the case may be, is a Bank Products Affiliate   or a Hedging Affiliate for the purposes of the U.S. Guarantee and Collateral Agreement   or the Canadian Guarantee and Collateral Agreement;   Liens securing Indebtedness permitted by Subsection 8.13(u) or (v);(r)   Liens on Margin Stock, if and to the extent the value of all Margin(s)   Stock of the Parent Borrower and its Subsidiaries exceeds 25.0% of the value of the   total assets subject to this Subsection 8.14;   Liens on any amounts (including the proceeds of the applicable(t)   Indebtedness and any cash, Cash Equivalents and Temporary Cash Investments   deposited to cover interest and premium in respect of such Indebtedness) held by a   trustee or escrow agent under any indenture or other debt agreement governing   Indebtedness issued in escrow pursuant to customary escrow arrangements (as   determined by the Borrower Representative in good faith, which determination shall be   conclusive) pending the release thereof, or on the proceeds deposited to discharge,   redeem or defease Indebtedness under any indenture or other debt agreement pursuant   to customary discharge, redemption or defeasance provisions (as determined by the   Borrower Representative in good faith, which determination shall be conclusive),   pending such discharge, redemption or defeasance and after irrevocable notice thereof   has been delivered to the applicable trustee or agent;   Liens on Capital Stock, Indebtedness or other securities of an(u)   Unrestricted Subsidiary or any joint venture that secure Indebtedness or other   obligations of such Unrestricted Subsidiary or joint venture, respectively;   245   10066032231008166793v315
any other Lien on property or assets of Parent Borrower or any of its(v)   Subsidiaries (other than ABL Priority Collateral) permitted under the Cash Flow Facility   or any Additional Cash Flow Credit Facility;   Liens on (x) accounts receivable or notes receivable (including any(w)   ancillary rights pertaining thereto) purported to be sold in connection with any factoring   agreement or similar arrangements to secure obligations owed under such factoring agreement   or similar arrangements and (y) any bank accounts used by the Parent Borrower or any   Restricted Subsidiary in connection with any factoring agreement or any similar arrangements;   and   from and including the Panther Closing Date to and including the first(x)   anniversary of the Panther Closing Date, Liens on cash, Cash Equivalents and Temporary Cash   Investments in respect of obligations in respect of any letters of credit originally issued under   the Neptune ABL Credit Agreement, in an aggregate amount not exceeding $9,487,156.61;   provided that any such cash, Cash Equivalents and Temporary Cash Investments shall not   constitute Specified Unrestricted Cash to the extent any such Liens permitted under this   Subsection 8.14(x) remain outstanding on such cash, Cash Equivalents and Temporary Cash   Investments.   For purposes of determining compliance with this Subsection 8.14, (i) a Lien   need not be incurred solely by reference to one category of Permitted Liens described in this   Subsection 8.14 but may be incurred under any combination of such categories (including in   part under one such category and in part under any other such category), (ii) in the event that   a Lien (or any portion thereof) meets the criteria of one or more of such categories of   Permitted Liens, the Borrower Representative shall, in its sole discretion, classify or reclassify   such Lien (or any portion thereof) and may include the amount and type of such Lien in one or   more of the clauses of this Subsection 8.14, (iii) if any Liens securing Indebtedness are   incurred to refinance Liens securing Indebtedness initially incurred in reliance on a basket   measured by reference to a percentage of Four Quarter Consolidated EBITDA (as defined in   the Cash Flow Credit Agreement) or Consolidated Tangible Assets, in each case, at the time of   incurrence, and such refinancing would cause the percentage of Four Quarter Consolidated   EBITDA or Consolidated Tangible Assets restriction to be exceeded if calculated based on the   Four Quarter Consolidated EBITDA or Consolidated Tangible Assets on the date of such   refinancing, such percentage of Four Quarter Consolidated EBITDA or Consolidated Tangible   Assets restriction shall not be deemed to be exceeded so long as the principal amount of such   Indebtedness secured by such Liens does not exceed the principal amount of such Indebtedness   secured by such Liens being refinanced, plus the aggregate amount of fees, underwriting   discounts, premiums and other costs and expenses (including accrued and unpaid interest)   incurred or payable in connection with such refinancing, (iv) it is understood that a Lien   securing Indebtedness that is permitted by the foregoing provisions of this Subsection 8.14 may   secure Debt Obligations with respect to such Indebtedness, and (v) in the event that the   Borrower Representative shall classify Indebtedness incurred on the date of determination as   secured in part pursuant to Subsection 8.14(a) in respect of Indebtedness incurred pursuant to   Subsection 8.13(a)(B) and clause (ii) of the definition of Maximum Incremental Facilities   Amount and in part pursuant to one or more other clauses of Subsection 8.14, as provided in   246   10066032231008166793v315

clause (ii) of this paragraph, any calculation of the Consolidated Secured Leverage Ratio (as   defined in the Cash Flow Credit Agreement), including in the definition of “Maximum   Incremental Facilities Amount”, shall not include any such Indebtedness (and shall not give   effect to any Discharge of Indebtedness from the proceeds thereof) to the extent secured   pursuant to any such other clause of this Subsection 8.14. Any reference in any of the Loan   Documents to a Permitted Lien is not intended to subordinate or postpone, and shall not be   interpreted as subordinating or postponing, or as any agreement to subordinate or postpone,   any Lien created by any of the Loan Documents to any Permitted Lien.   SECTION 9   Events of Default   Events of Default. Any of the following from and after the Closing Date9.1   shall constitute an event of default:   Any of the Borrowers shall fail to pay any principal of any Loan or any(a)   Reimbursement Obligation when due in accordance with the terms hereof (whether at   Stated Maturity, by mandatory prepayment or otherwise); or any of the Borrowers shall   fail to pay any interest on any Loan, or any other amount payable hereunder, within   five Business Days after any such interest or other amount becomes due in accordance   with the terms hereof; or   Any representation or warranty made or deemed made by any Loan(b)   Party herein or in any other Loan Document (or in any amendment, modification or   supplement hereto or thereto) or which is contained in any certificate furnished at any   time by or on behalf of any Loan Party pursuant to this Agreement or any such other   Loan Document shall prove to have been incorrect in any material respect on or as of   the date made or deemed made, and for the failure of any representation or warranty   that is capable of being cured (as determined in good faith by the Borrower   Representative, which determination shall be conclusive), such default shall continue   unremedied for a period of 30 days after the earlier of (A) the date on which a   Responsible Officer of the Borrower Representative becomes aware of such failure and   (B) the date on which written notice thereof shall have been given to the Borrower   Representative by the Administrative Agent or the Required Lenders; provided that the   failure of any representation or warranty (other than the representations and warranties   referenced in Subsection 6.1(p)(ii) and the representation contained in the Officer’s   Certificate delivered pursuant to Subsection 6.1(f) with respect to the satisfaction of the   condition set forth in Subsection 6.1(p)(i)) to be true and correct on the Closing Date   will not constitute an Event of Default hereunder or under any other Loan Document,   including for the purposes of exercising any remedy under Subsection 9.2 of this   Agreement or for the purpose of determining any right to exercise enforcement rights   under any Loan Document; or   Any Loan Party shall default in the payment, observance or performance(c)   of any term, covenant or agreement contained in (i) Subsection 4.16 (provided that, if   any such failure with respect to Subsection 4.16 is (x) of a type that can be cured   247   10066032231008166793v315
within five Business Days and (y) such Default could not materially adversely impact   the Lenders’ Liens on the Collateral, such failure shall not constitute an Event of   Default for five Business Days after the occurrence thereof so long as the Loan Parties   are diligently pursuing the cure of such failure), (ii) Subsection 7.2(f) (after a grace   period of five Business Days or, if during the continuance of a Dominion Event, a grace   period of one Business Day) or (iii) Section 8; or   Any Loan Party shall default in the observance or performance of any(d)   other agreement contained in this Agreement or any other Loan Document (other than   as provided in clauses (a) through (c) of this Subsection 9.1), and such default shall   continue unremedied for a period of, in the case of a default with respect to failure to   deliver financial statements under Subsection 7.1 or related certificates under Subsection   7.2(b), 90 days, and in the case of any other default, 30 days, in each case after the   earlier of (A) the date on which a Responsible Officer of the Borrower Representative   becomes aware of such failure and (B) the date on which written notice thereof shall   have been given to the Borrower Representative by the Administrative Agent or the   Required Lenders; or   Any Loan Party or any of its Restricted Subsidiaries shall (i) default in(e)   (x) any payment of principal of or interest on any Indebtedness (excluding the Loans   and the Reimbursement Obligations) in excess of $75,000,000 or (y) in the payment of   any Guarantee Obligation in respect of Indebtedness in excess of $75,000,000, beyond   the period of grace, if any, provided in the instrument or agreement under which such   Indebtedness or Guarantee Obligation was created; (ii) default in the observance or   performance of any other agreement or condition relating to any Indebtedness   (excluding the Loans and the Reimbursement Obligations) or Guarantee Obligation   referred to in clause (i) above or contained in any instrument or agreement evidencing,   securing or relating thereto (other than a default in the observance of any financial   maintenance covenant, or a failure to provide notice of a default or an event of default   under such instrument or agreement), or any other event shall occur or condition exist,   the effect of which default or other event or condition is to cause, or to permit the   holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee   Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or   beneficiaries) to cause, with the giving of notice or lapse of time if required, such   Indebtedness to become due prior to its Stated Maturity or such Guarantee Obligation   to become payable (an “Acceleration”; and the term “Accelerated” shall have a   correlative meaning), and such time shall have lapsed and, if any notice (a “Default   Notice”) shall be required to commence a grace period or declare the occurrence of an   event of default before notice of Acceleration may be delivered, such Default Notice   shall have been given and (in the case of the preceding clause (i) or (ii)) such default,   event or condition shall not have been remedied or waived by or on behalf of the holder   or holders of such Indebtedness or Guarantee Obligation (provided that the preceding   clause (ii) shall not apply to (x) secured Indebtedness that becomes due as a result of   the voluntary sale or transfer of the property or assets securing such Indebtedness, if   such sale or transfer is permitted hereunder or (y) any termination event or similar event   pursuant to the terms of any Hedging Agreement); or (iii) in the case of any   248   10066032231008166793v315
Indebtedness or Guarantee Obligations referred to in clause (i) above containing or   otherwise requiring observance or compliance with any financial maintenance covenant,   default in the observance of or compliance with such financial maintenance covenant   such that such Indebtedness or Guarantee Obligation shall have been Accelerated and   such Acceleration shall not have been rescinded; or   If (i) any Borrower or any Material Subsidiary of the Parent Borrower(f)   shall commence any case, proceeding or other action (A) under any existing or future   law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency,   reorganization or relief of debtors, seeking to have an order for relief entered with   respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking   reorganization, arrangement, adjustment, winding-up, liquidation, dissolution,   composition or other relief with respect to it or its debts (excluding, in each case, the   solvent liquidation or reorganization of any Foreign Subsidiary (other than a Canadian   Subsidiary) of the Parent Borrower that is not a Loan Party), or (B) seeking   appointment of a receiver, interim receiver, receivers, receiver and manager, trustee,   custodian, conservator or other similar official for it or for all or any substantial part of   its assets, or any Borrower or any Material Subsidiary of the Parent Borrower shall   make a general assignment for the benefit of its creditors; or (ii) there shall be   commenced against any Borrower or any Material Subsidiary of the Parent Borrower   any case, proceeding or other action of a nature referred to in clause (i) above which   (A) results in the entry of an order for relief or any such adjudication or appointment or   (B) remains undismissed, undischarged, unstayed or unbonded for a period of 90 days;   or (iii) there shall be commenced against any Borrower or any Material Subsidiary of   the Parent Borrower any case, proceeding or other action seeking issuance of a warrant   of attachment, execution, distraint or similar process against all or any substantial part   of its assets which results in the entry of an order for any such relief which shall not   have been vacated, discharged, stayed or bonded pending appeal within 90 days from   the entry thereof; or (iv) any Borrower or any Material Subsidiary of the Parent   Borrower shall take any corporate or other similar organizational action in furtherance   of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth   in clause (i), (ii), or (iii) above; or (v) any Borrower or any Material Subsidiary of the   Parent Borrower shall be generally unable to, or shall admit in writing its general   inability to, pay its debts as they become due; or   (i) Any Person shall engage in any “prohibited transaction” (as defined in(g)   Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any failure   to satisfy the minimum funding standard (within the meaning of Section 412 of the   Code or Section 302 of ERISA), whether or not waived, shall exist with respect to any   Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of either of   the Parent Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall   occur with respect to, or proceedings shall commence to have a trustee appointed, or a   trustee shall be appointed, to administer or to terminate, any Single Employer Plan,   which Reportable Event or commencement of proceedings or appointment of a trustee   is in the reasonable opinion of the Administrative Agent likely to result in the   termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer   249   10066032231008166793v315
Plan shall terminate for purposes of Title IV of ERISA other than a standard   termination pursuant to Section 4041(b) of ERISA, (v) either of the Parent Borrower   or any Commonly Controlled Entity shall, or in the reasonable opinion of the   Administrative Agent is reasonably likely to, incur any liability in connection with a   withdrawal from, or the Insolvency of, a Multiemployer Plan, or (vi) any other event or   condition shall occur or exist with respect to a Plan; and in each case in clauses (i)   through (vi) above, such event or condition, together with all other such events or   conditions, if any, would be reasonably expected to result in a Material Adverse Effect;   or   One or more judgments or decrees shall be entered against the Parent(h)   Borrower or any of its Restricted Subsidiaries involving in the aggregate at any time a   liability (net of any insurance or indemnity payments actually received in respect thereof   prior to or within 90 days from the entry thereof, or to be received in respect thereof in   the event any appeal thereof shall be unsuccessful, or that the Borrower Representative   has determined there exists reasonable evidence that such amount will be reimbursed by   the insurer or the indemnifying party and such amount is not denied by the applicable   insurer or indemnifying party in writing within 180 days and is reimbursed within 365   days of the date of such evidence) of $75,000,000 or more, and all such judgments or   decrees shall not have been vacated, discharged, stayed or bonded pending appeal   within 90 days from the entry thereof; or   (i) The U.S. Guarantee and Collateral Agreement or the Canadian(i)   Guarantee and Collateral Agreement shall, or any other Security Document covering a   significant portion of the Collateral shall (at any time after its execution, delivery and   effectiveness), cease for any reason to be in full force and effect (other than pursuant to   the terms hereof or thereof), or any Loan Party which is a party to any such Security   Document shall so assert in writing, or (ii) the Lien created by any of the Security   Documents shall cease to be perfected and enforceable in accordance with its terms or   of the same effect as to perfection and priority purported to be created thereby with   respect to any significant portion of the ABL Priority Collateral (other than in   connection with any termination of such Lien in respect of any Collateral as permitted   hereby or by any Security Document), and such failure of such Lien to be perfected and   enforceable with such priority shall have continued unremedied for a period of 20 days;   or   Any Loan Party shall assert in writing that any of the ABL/Cash Flow(j)   Intercreditor Agreement, any Junior Lien Intercreditor Agreement (after execution and   delivery thereof) or any Other Intercreditor Agreement (after execution and delivery   thereof) shall have ceased for any reason to be in full force and effect (other than   pursuant to the terms hereof or thereof) or shall knowingly contest, or knowingly   support any other Person in any action that seeks to contest, the validity or   effectiveness of any such intercreditor agreement (other than pursuant to the terms   hereof or thereof); or   A Change of Control shall have occurred.(k)   250   10066032231008166793v315

Remedies Upon an Event of Default. (a) If any Event of Default occurs9.2   and is continuing, then, and in any such event, (A) if such event is an Event of Default   specified in clause (i) or (ii) of Subsection 9.1(f) with respect to any Borrower, automatically   the Commitments, if any, shall immediately terminate and the Loans hereunder (with accrued   interest thereon) and all other amounts owing under this Agreement (including all amounts of   L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall   have presented the documents required thereunder (unless cash collateralized or otherwise   provided for in a manner reasonably satisfactory to the applicable Issuing Lender)) shall   immediately become due and payable, and (B) if such event is any other Event of Default,   either or both of the following actions may be taken: (i) with the consent of the Required   Lenders, the Administrative Agent may, or upon the request of the Required Lenders the   Administrative Agent shall, by notice to the Borrower Representative, declare the   Commitments to be terminated forthwith, whereupon the Commitments, if any, shall   immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative   Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by   notice to the Borrower Representative, declare the Loans hereunder (with accrued interest   thereon) and all other amounts owing under this Agreement (including all amounts of L/C   Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall   have presented the documents required thereunder (unless cash collateralized or otherwise   provided for in a manner reasonably satisfactory to the applicable Issuing Lender)) to be due   and payable forthwith, whereupon the same shall immediately become due and payable.   Except as expressly provided above in this Section 9, to the maximum(b)   extent permitted by applicable law, presentment, demand, protest and all other notices of any   kind are hereby expressly waived.   Borrower’s Right to Cure. (a) Notwithstanding anything to the contrary9.3   otherwise contained in this Section 9, in the event of any Event of Default under the covenant   set forth in Subsection 8.1 and upon the receipt of a Specified Equity Contribution within the   time period specified, and subject to the satisfaction of the other conditions with respect to   Specified Equity Contribution set forth in the definition thereof, Consolidated EBITDA shall be   increased with respect to such applicable Fiscal Quarter and any four Fiscal Quarter period that   contains such Fiscal Quarter by the amount of such Specified Equity Contribution (the “Cure   Amount”), solely for the purpose of measuring compliance with Subsection 8.1. If, after giving   effect to the foregoing pro forma adjustment (without giving effect to any repayment of any   Indebtedness with any portion of the Cure Amount or any portion of the Cure Amount on the   balance sheet of the Parent Borrower and its Restricted Subsidiaries, in each case, with respect   to such Fiscal Quarter only), the Parent Borrower and its Restricted Subsidiaries shall then be   in compliance with the requirements of Subsection 8.1, they shall be deemed to have been in   compliance therewith as of the relevant date of determination with the same effect as though   there had been no failure to comply therewith at such date, and the applicable breach or default   hereunder that had occurred shall be deemed cured for the purposes of this Agreement.   The parties hereby acknowledge that notwithstanding any other provision(b)   in this Agreement to the contrary, (i) the Cure Amount received pursuant to the occurrence of   any Specified Equity Contribution shall be disregarded for purposes of calculating Consolidated   251   10066032231008166793v315
EBITDA in any determination of any financial ratio-based conditions (other than as applicable   to Subsection 8.1), pricing or basket under Section 8 and (ii) no Lender or Issuing Lender shall   be required to make any Extension of Credit hereunder, if an Event of Default under the   covenant set forth in Subsection 8.1 has occurred and is continuing, (x) during the 20 Business   Day period during which a Specified Equity Contribution may be made, or (y) on the date on   which a Borrowing Base Certificate is delivered and on which a Specified Equity Contribution   may be made (in each case as provided in the definition of “Specified Equity Contribution”),   unless and until the Cure Amount is actually received.   SECTION 10   The Agents and the Other Representatives   Appointment. (a) Each Lender and each Issuing Lender hereby10.1   irrevocably designates and appoints the Agents as the agents of such Lender or Issuing Lender   under this Agreement and the other Loan Documents, and each such Lender or Issuing Lender   irrevocably authorizes each Agent, in such capacity, to take such action on its behalf under the   provisions of this Agreement and the other Loan Documents and to exercise such powers and   perform such duties as are expressly delegated to or required of such Agent by the terms of   this Agreement and the other Loan Documents, together with such other powers as are   reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this   Agreement, the Agents and the Other Representatives shall not have any duties or   responsibilities, except, in the case of the Administrative Agent, the Collateral Agent and the   Issuing Lender, those expressly set forth herein, or any fiduciary relationship with any Lender,   and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be   read into this Agreement or any other Loan Document or otherwise exist against any Agent or   the Other Representatives.   Each of the Agents may perform any of their respective duties under this(b)   Agreement, the other Loan Documents and any other instruments and agreements referred to   herein or therein by or through its respective officers, directors, agents, employees or affiliates,   or delegate any and all such rights and powers to, any one or more sub-agents appointed by   such Agent (it being understood and agreed, for avoidance of doubt and without limiting the   generality of the foregoing, that the Administrative Agent and the Collateral Agent may   perform any of their respective duties under the Security Documents by or through one or   more of their respective affiliates). Each Agent and any such sub-agent may perform any and   all of its duties and exercise its rights and powers by or through their respective Related   Parties. The exculpatory provisions of this Section 10 shall apply to any such sub-agent and to   the Related Parties of each Agent and any such sub-agent, and shall apply to their respective   activities in connection with the syndication of the credit facilities provided for herein as well   as activities as Agent.   Except for Subsections 10.5, 10.8(a), 10.8(b), 10.8(c), 10.8(e) and (to(c)   the extent of the Borrowers’ rights thereunder and the conditions included therein) 10.9, the   provisions of this Section 10 are solely for the benefit of the Agents, the Lenders and the   252   10066032231008166793v315
Issuing Lenders, and no Borrower or any other Loan Party shall have rights as a third-party   beneficiary of any of such provisions.   The Administrative Agent and Affiliates. Each person serving as an10.2   Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other   Lender and may exercise the same as though it were not an Agent and the term “Lender” or   “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires,   include each person serving as an Agent hereunder in its individual capacity. Such person and   its affiliates may accept deposits from, lend money to, act as the financial advisor or in any   other advisory capacity for and generally engage in any kind of business with Holdings, the   Parent Borrower or any Subsidiary or other Affiliate thereof as if such person were not an   Agent hereunder and without any duty to account therefor to the Lenders.   Action by an Agent. In performing its functions and duties under this10.3   Agreement, each Agent shall act solely as an agent for the Lenders and, as applicable, the   other Secured Parties, and no Agent assumes any (and shall not be deemed to have assumed   any) relationship of agency or trust with or for the Parent Borrower or any of its Subsidiaries.   Each Agent may execute any of its duties under this Agreement and the other Loan Documents   by or through agents or attorneys-in-fact (including the Collateral Agent in the case of the   Administrative Agent), and shall be entitled to advice of counsel concerning all matters   pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of   any agents or attorneys-in-fact or counsel selected by it with reasonable care.   Exculpatory Provisions. (a) No Agent shall have any duties or10.4   obligations except those expressly set forth herein and in the other Loan Documents. Without   limiting the generality of the foregoing, no Agent:   shall be subject to any fiduciary or other implied duties, regardless(i)   of whether a Default has occurred and is continuing;   shall have any duty to take any discretionary action or exercise(ii)   any discretionary powers, except discretionary rights and powers expressly   contemplated hereby or by the other Loan Documents that such Agent is   required to exercise as directed in writing by the Required Lenders (or such   other number or percentage of the Lenders as shall be expressly provided for   herein or in the other Loan Documents); provided that such Agent shall not be   required to take any action that, in its judgment or the judgment of its counsel,   may expose such Agent to liability or that is contrary to any Loan Document or   applicable Requirement of Law; and   shall, except as expressly set forth herein and in the other Loan(iii)   Documents, have any duty to disclose, and shall not be liable for the failure to   disclose, any information relating to the Borrowers or any of their Affiliates that   is communicated to or obtained by the person serving as such Agent or any of   its affiliates in any capacity.   253   10066032231008166793v315
No Agent shall be liable for any action taken or not taken by it (x) with(b)   the consent or at the request of the Required Lenders (or such other number or percentage of   the Lenders as shall be necessary, or as such Agent shall believe in good faith shall be   necessary, under the circumstances as provided in Subsection 9.2 or 11.1, as applicable) or   (y) in the absence of its own bad faith, gross negligence or willful misconduct. No Agent shall   be deemed to have knowledge of any Default unless and until notice describing such Default is   given to such Agent by a Borrower, a Lender or an Issuing Lender.   No Agent shall be responsible for or have any duty to ascertain or(c)   inquire into (i) any statement, warranty or representation made in or in connection with this   Agreement or any other Loan Document, (ii) the contents of any certificate, report or other   document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the   performance or observance of any of the covenants, agreements or other terms or conditions   set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability,   effectiveness or genuineness of this Agreement, any other Loan Document or any other   agreement, instrument or document or the creation, perfection or priority of any Lien   purported to be created by the Security Documents or (v) the satisfaction of any condition set   forth in Section 6 or elsewhere herein, other than to confirm receipt of items expressly required   to be delivered to such Agent. Without limiting the generality of the foregoing, the use of the   term “agent” in this Agreement with reference to the Administrative Agent or the Collateral   Agent is not intended to connote any fiduciary or other implied (or express) obligations arising   under agency doctrine of any applicable law. Instead, such term as used merely as a matter of   market custom and is intended to create or reflect only an administrative relationship between   independent contracting parties.   Each party to this Agreement acknowledges and agrees that the(d)   Administrative Agent may use an outside service provider for the tracking of all UCC and   PPSA financing statements required to be filed pursuant to the Loan Documents and   notification to the Administrative Agent, of, among other things, the upcoming lapse or   expiration thereof, and that any such service provider will be deemed to be acting at the   request and on behalf of the Borrowers and the other Loan Parties. No Agent shall be liable   for any action taken or not taken by any such service provider.   (e) The Administrative Agent does not warrant or accept responsibility for, and   shall not have any liability with respect to, the administration of, submission of, calculation of   or any other matter related to the rates referenced in the definition of “LIBOR Rate” or with   respect to any comparable or successor rate thereto.   Acknowledgement and Representations by Lenders. Each Lender and10.5   each Issuing Lender expressly acknowledges that none of the Agents or the Other   Representatives nor any of their officers, directors, employees, agents, attorneys-in-fact or   affiliates has made any representations or warranties to it and that no act by any Agent or any   Other Representative hereafter taken, including any review of the affairs of the Parent   Borrower or any other Loan Party, shall be deemed to constitute any representation or   warranty by such Agent or such Other Representative to any Lender. Each Lender further   represents and warrants to the Agents, the Other Representatives and each of the Loan Parties   that it has had the opportunity to review each document made available to it on the Platform in   254   10066032231008166793v315

connection with this Agreement and has acknowledged and accepted the terms and conditions   applicable to the recipients thereof. Each Lender and each Issuing Lender represents to the   Agents, the Other Representatives and each of the Loan Parties that, independently and without   reliance upon any Agent, the Other Representatives or any other Lender, and based on such   documents and information as it has deemed appropriate, it has made and will make, its own   appraisal of and investigation into the business, operations, property, financial and other   condition and creditworthiness of Holdings and the Parent Borrower and the other Loan   Parties, it has made its own decision to make its Loans or issue Letters of Credit hereunder   and enter into this Agreement and it will make its own decisions in taking or not taking any   action under this Agreement and the other Loan Documents and, except as expressly provided   in this Agreement, neither the Agents nor any Other Representative shall have any duty or   responsibility, either initially or on a continuing basis, to provide any Lender or the holder of   any Note with any credit or other information with respect thereto, whether coming into its   possession before the making of the Loans or at any time or times thereafter. Each Lender   (other than, in the case of clause (i), an Affiliated Lender, any Parent Entity (other than   Holdings) or any Unrestricted Subsidiary) and each Issuing Lender represents to each other   party hereto (i) that it is a bank, savings and loan association or other similar savings   institution, insurance company, investment fund or company or other financial institution which   makes or acquires commercial loans in the ordinary course of its business, that it is   participating hereunder as a Lender or Issuing Lender, as applicable, for such commercial   purposes, and (ii) that it has the knowledge and experience to be and is capable of evaluating   the merits and risks of being a Lender hereunder. Each Lender and each Issuing Lender   acknowledges and agrees to comply with the provisions of Subsection 11.6 applicable to the   Lenders and Issuing Lenders hereunder.   If the Administrative Agent, in its sole discretion, determines in good faith with   respect to all or any portion of any distribution of funds made hereunder by, or on behalf of,   the Administrative Agent to any Lender, Issuing Lender, Participant or other Secured Party (x)   that such distribution has been made in error, whether such error is known to the recipient of   such distribution or not, or (y) that the recipient of such distribution is not otherwise entitled   to receive such distribution under the provisions of this Agreement at such time and in such   amount from the Administrative Agent (any such distribution, an “Erroneous Distribution”),   then the relevant Lender, Issuing Lender, Participant or other Secured Party shall forthwith   repay promptly, but in no event later than one Business Day thereafter, an amount equal to the   Erroneous Distribution, together with interest thereon (calculated using the Base Rate) in   respect of each day from and including the date such Erroneous Distribution was made, to the   Administrative Agent in same day funds. Any good faith determination by the Administrative   Agent, in its sole discretion, that all or a portion of any distribution to a Lender, Issuing   Lender, Participant or other Secured Party was an Erroneous Distribution shall be conclusive   absent manifest error. Each Lender, Issuing Lender, Participant or other Secured Party that   receives an Erroneous Distribution waives any defense of discharge for value and any other   claim of entitlement to, or in respect of, such Erroneous Distribution. Notwithstanding   anything to the contrary herein or in any other Loan Document, (x) without limiting Section   10.6, neither the Parent Borrower nor any other Loan Party shall have any obligations or   255   10066032231008166793v315
liabilities directly or indirectly arising out of this Subsection 10.5 in respect of any Erroneous   Distribution and (y) nothing in this Subsection 10.5 shall limit any party’s right of subrogation.   Indemnity; Reimbursement by Lenders. (a) To the extent that the Parent10.6   Borrower or any other Loan Party for any reason fails to indefeasibly pay any amount required   under Subsection 11.5 to be paid by it to the Administrative Agent (or any sub-agent thereof),   the Collateral Agent (or any sub-agent thereof), the Issuing Lenders, the Swingline Lender or   any Other Representative or any Related Party of any of the foregoing, each Lender severally   agrees to pay ratably according to their respective Commitment Percentages in effect on the   date on which the applicable unreimbursed expense or indemnity payment is sought under this   Subsection 10.6 (or, if the applicable unreimbursed expense or indemnity payment is sought   after the date upon which the Commitments shall have terminated and the Loans shall have   been paid in full, ratably in accordance with their Commitment Percentages, immediately prior   to such date) such unpaid amount (such indemnity shall be effective whether or not the related   losses, claims, damages, liabilities and related expenses are incurred or asserted by any party   hereto or any third party); provided that (i) the unreimbursed expense or indemnified loss,   claim, damage, liability or related expense, as the case may be, was incurred by or asserted   against the Administrative Agent (or any such sub-agent), the Collateral Agent (or any sub-   agent thereof), the Swingline Lender or the Issuing Lenders in their capacity as such, or against   any Related Party of any of the foregoing acting for the Administrative Agent (or any such   sub-agent), the Collateral Agent (or any sub-agent thereof), the Swingline Lender or Issuing   Lenders in connection with such capacity and (ii) such indemnity for the Swingline Lender or   the Issuing Lenders shall not include losses incurred by the Swingline Lender or the Issuing   Lenders due to one or more Lenders defaulting in their obligations to purchase participations   of Swingline Exposure under Subsections 2.4(c) and 2.4(d) or L/C Obligations under   Subsection 3.4 (it being understood that this proviso shall not affect the Swingline Lender’s or   any Issuing Lender’s rights against any Defaulting Lender). The obligations of the Lenders   under this Subsection 10.6 are subject to the provisions of Subsection 4.8.   Any Agent shall be fully justified in failing or refusing to take any action(b)   hereunder and under any other Loan Document (except actions expressly required to be taken   by it hereunder or under the Loan Documents) unless it shall first be indemnified to its   satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may   incur by reason of taking or continuing to take any such action.   All amounts due under this Subsection 10.6 shall be payable not later(c)   than three Business Days after demand therefor. The agreements in this Subsection 10.6 shall   survive the payment of the Loans and all other amounts payable hereunder.   Right to Request and Act on Instructions. (a) Each Agent may at any10.7   time request instructions from the Lenders with respect to any actions or approvals which by   the terms of this Agreement or of any of the Loan Documents an Agent is permitted or desires   to take or to grant, and if such instructions are promptly requested, the requesting Agent shall   be absolutely entitled as between itself and the Lenders to refrain from taking any action or to   withhold any approval and shall not be under any liability whatsoever to any Lender for   refraining from any action or withholding any approval under any of the Loan Documents until   it shall have received such instructions from the Required Lenders or all or such other portion   256   10066032231008166793v315
of the Lenders as shall be prescribed by this Agreement. Without limiting the foregoing, no   Lender shall have any right of action whatsoever against any Agent as a result of an Agent   acting or refraining from acting under this Agreement or any of the other Loan Documents in   accordance with the instructions of the Required Lenders (or all or such other portion of the   Lenders as shall be prescribed by this Agreement) and, notwithstanding the instructions of the   Required Lenders (or such other applicable portion of the Lenders), an Agent shall have no   obligation to any Lender to take any action if it believes, in good faith, that such action would   violate applicable law or exposes an Agent to any liability for which it has not received   satisfactory indemnification in accordance with the provisions of Subsection 10.6.   Each Agent shall be entitled to rely upon, and shall not incur any liability(b)   for relying upon, any notice, request, certificate, consent, statement, instrument, document or   other writing (including any electronic message, Internet or intranet website posting or other   distribution) believed by it to be genuine and to have been signed, sent or otherwise   authenticated by the proper person. Each Agent also may rely upon any statement made to it   orally or by telephone and believed by it to have been made by the proper person, and shall not   incur any liability for relying thereon. In determining compliance with any condition hereunder   to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be   fulfilled to the satisfaction of a Lender or an Issuing Lender, the Administrative Agent may   presume that such condition is satisfactory to such Lender or such Issuing Lender unless the   Administrative Agent shall have received notice to the contrary from such Lender or such   Issuing Lender prior to the making of such Loan or the issuance of such Letter of Credit.   Each Agent may consult with legal counsel (who may be counsel for the Borrowers),   independent accountants and other experts selected by it, and shall be entitled to rely upon the   advice of any such counsel, accountants or experts and shall not be liable for any action taken   or not taken by it in accordance with such advice.   Collateral Matters. (a) Each Lender authorizes and directs the10.8   Administrative Agent and the Collateral Agent to enter into (x) the Security Documents, the   ABL/Cash Flow Intercreditor Agreement, any Junior Lien Intercreditor Agreement and any   Other Intercreditor Agreement for the benefit of the Lenders and the other Secured Parties,   (y) any amendments, amendments and restatements, restatements or waivers of or supplements   to or other modifications to the Security Documents, the ABL/Cash Flow Intercreditor   Agreement, any Junior Lien Intercreditor Agreement and any Other Intercreditor Agreement or   other intercreditor agreements in connection with the incurrence by any Loan Party or any   Subsidiary thereof of Additional Indebtedness (each an “Intercreditor Agreement Supplement”)   to permit such Additional Indebtedness to be secured by a valid, perfected lien (with such   priority as may be designated by the Borrower Representative or relevant Subsidiary, to the   extent such priority is permitted by the Loan Documents) and (z) any amendments provided for   under Subsections 2.6, 2.7 and 2.8, respectively. Each Lender hereby agrees, and each holder   of any Note or participant in Letters of Credit by the acceptance thereof will be deemed to   agree, that, except as otherwise set forth herein, any action taken by the Administrative Agent,   Collateral Agent or the Required Lenders in accordance with the provisions of this Agreement,   the Security Documents, the ABL/Cash Flow Intercreditor Agreement, any Junior Lien   Intercreditor Agreement, any Other Intercreditor Agreement, any Intercreditor Agreement   Supplement, or any agreement required in connection with an Incremental Facility pursuant to   257   10066032231008166793v315
Subsection 2.6, any agreement required in connection with a Refinancing Amendment pursuant   to Subsection 2.7 and any agreement required in connection with an Extension Offer pursuant   to Subsection 2.8, and the exercise by the Agents or the Required Lenders of the powers set   forth herein or therein, together with such other powers as are reasonably incidental thereto,   shall be authorized and binding upon all of the Lenders. Each Lender appoints and authorizes   the Collateral Agent to act as the agent of such Lender under this Agreement and the other   Loan Documents (and, in its capacity as Collateral Agent, to hold the benefit of any security   interest created by the Security Documents and/or any asset and proceeds of any asset paid to,   held by or received or recovered by it under or in connection with the Loan Documents on   trust for itself and the other Lenders according to its and their respective interests and upon   the terms and conditions set out in the relevant Loan Documents). The Collateral Agent is   hereby authorized on behalf of all of the Lenders, without the necessity of any notice to or   further consent from any Lender, from time to time, to take any action with respect to any   applicable Collateral or Security Documents which may be necessary to perfect and maintain   perfected the security interest in and liens upon the Collateral granted pursuant to the Security   Documents. Each Lender agrees that it will not have any right individually to enforce or seek   to enforce any Security Document or to realize upon any Collateral for the Loans unless   instructed to do so by the Collateral Agent, it being understood and agreed that such rights   and remedies may be exercised only by the Collateral Agent. The Collateral Agent may grant   extensions of time for the creation and perfection of security interests in or the obtaining of   title insurance, legal opinions or other deliverables with respect to particular assets or the   provision of any guarantee by any Subsidiary (including extensions beyond the Closing Date or   in connection with assets acquired, or Subsidiaries formed or acquired, after the Closing Date)   where it determines that such action cannot be accomplished without undue effort or expense   by the time or times at which it would otherwise be required to be accomplished by this   Agreement or the Security Documents.   The Lenders hereby authorize each Agent, in each case at its option and(b)   in its discretion, (A) to release any Lien granted to or held by such Agent upon any Collateral   (i) upon termination of the Commitments, payment and satisfaction of all of the Obligations   under the Loan Documents at any time arising under or in respect of this Agreement or the   Loan Documents or the transactions contemplated hereby or thereby that are then due and   unpaid and termination (or cash collateralization on terms acceptable to the Issuing Lender) of   all Letters of Credit, (ii) constituting property being sold or otherwise disposed of (to Persons   other than a Loan Party) upon the sale or other disposition thereof, (iii) owned by any   Subsidiary Guarantor which becomes an Excluded Subsidiary or ceases to be a Restricted   Subsidiary of the Parent Borrower or constituting Capital Stock or other equity interests of an   Excluded Subsidiary, (iv) if approved, authorized or ratified in writing by the Required Lenders   (or such greater amount, to the extent required by Subsection 11.1), (v) constituting Cash   Flow Priority Collateral upon the “Discharge of Cash Flow Collateral Obligations” (as defined   in the ABL/Cash Flow Intercreditor Agreement) or (vi) as otherwise may be expressly provided   in the relevant Security Documents, (B) at the written request of the Borrower Representative   to subordinate any Lien (or to confirm the absence of any Lien) on any Excluded Assets or any   other property granted to or held by such Agent, as the case may be under any Loan   Document, to the holder of any Lien on such property that is permitted by Subsection 8.14   (other than Permitted Liens securing the Obligations under the Loan Documents or that are   258   10066032231008166793v315

required by the express terms of this Agreement to be pari passu with or junior to the Liens on   the Collateral securing the Obligations under this Agreement pursuant to the ABL/Cash Flow   Intercreditor Agreement, a Junior Lien Intercreditor Agreement or an Other Intercreditor   Agreement), (C) to release any Subsidiary Guarantor from its Obligations under any Loan   Documents to which it is a party if such Person ceases to be a Restricted Subsidiary of the   Parent Borrower or becomes an Excluded Subsidiary and (D) to release any Lien granted to or   held by such Agent upon any Cash Flow Priority Collateral to the extent required pursuant to   the terms of the ABL/Cash Flow Intercreditor Agreement or any Other Intercreditor   Agreement. Upon request by any Agent, at any time, the Required Lenders or all or such   other portion of the Lenders as shall be prescribed by this Agreement will confirm in writing   any Agent’s authority to release particular types or items of Collateral pursuant to this   Subsection 10.8.   The Lenders hereby authorize the Administrative Agent and the(c)   Collateral Agent, as the case may be, in each case at its option and in its discretion, to enter   into any amendment, amendment and restatement, restatement, waiver, supplement or   modification, and to make or consent to any filings or to take any other actions, in each case   as contemplated by Subsection 11.17. Upon request by any Agent, at any time, the Required   Lenders or all or such other portion of the Lenders as shall be prescribed by this Agreement   will confirm in writing the Administrative Agent’s and the Collateral Agent’s authority under   this Subsection 10.8(c).   No Agent shall have any obligation whatsoever to the Lenders to assure(d)   that the Collateral exists or is owned by Holdings, the Parent Borrower or any of its Restricted   Subsidiaries or is cared for, protected or insured or that the Liens granted to any Agent herein   or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected   or enforced or are entitled to any particular priority, or to exercise or to continue exercising at   all or in any manner or under any duty of care, disclosure or fidelity any of the rights,   authorities and powers granted or available to the Agents in this Subsection 10.8 or in any of   the Security Documents, it being understood and agreed by the Lenders that in respect of the   Collateral, or any act, omission or event related thereto, each Agent may act in any manner it   may deem appropriate, in its sole discretion, given such Agent’s own interest in the Collateral   as a Lender and that no Agent shall have any duty or liability whatsoever to the Lenders,   except for its bad faith, gross negligence or willful misconduct.   Notwithstanding any provision herein to the contrary, any Security(e)   Document may be amended (or amended and restated), restated, waived, supplemented or   modified as contemplated by and in accordance with either Subsection 11.1 or 11.17, as   applicable, with the written consent of the Agent party thereto and the Loan Parties party   thereto.   The Collateral Agent may, and hereby does, appoint the Administrative(f)   Agent as its agent for the purposes of holding any Collateral and/or perfecting the Collateral   Agent’s security interest therein and for the purpose of taking such other action with respect to   the collateral as such Agents may from time to time agree.   259   10066032231008166793v315
Successor Agent. Subject to the appointment of a successor as set forth10.9   herein, (i) the Administrative Agent or the Collateral Agent may be removed by the Borrower   Representative or the Required Lenders if the Administrative Agent, the Collateral Agent, or a   controlling affiliate of the Administrative Agent or the Collateral Agent is a Defaulting Lender   and (ii) the Administrative Agent and the Collateral Agent may resign as Administrative Agent   or Collateral Agent, respectively, in each case upon 10 days’ notice to the Administrative   Agent, the Collateral Agent, the Lenders, the Issuing Lenders and the Borrower   Representative, as applicable. If the Administrative Agent or the Collateral Agent shall be   removed by the Borrower Representative or the Required Lenders pursuant to clause (i) above   or if the Administrative Agent or the Collateral Agent shall resign as Administrative Agent or   Collateral Agent, as applicable, under this Agreement and the other Loan Documents, then the   Required Lenders shall appoint from among the Lenders a successor agent for the Lenders,   which such successor agent shall be subject to approval by the Borrower Representative;   provided that such approval by the Borrower Representative in connection with the   appointment of any successor Administrative Agent shall only be required so long as no Event   of Default under Subsection 9.1(a) or 9.1(f) has occurred and is continuing; provided, further,   that the Borrower Representative shall not unreasonably withhold its approval of any successor   Administrative Agent if such successor is an Approved Commercial Bank. Upon the successful   appointment of a successor agent, such successor agent shall succeed to the rights, powers and   duties of the Administrative Agent or the Collateral Agent, as applicable, and the term   “Administrative Agent” or “Collateral Agent”, as applicable, shall mean such successor agent   effective upon such appointment and approval, and the former Agent’s rights, powers and   duties as Administrative Agent or Collateral Agent, as applicable, shall be terminated, without   any other or further act or deed on the part of such former Agent or any of the parties to this   Agreement or any holders of the Loans or issuers of Letters of Credit. After any retiring   Agent’s resignation or removal as Agent, the provisions of this Section 10 (including this   Subsection 10.9) shall inure to its benefit as to any actions taken or omitted to be taken by it   while it was Agent under this Agreement and the other Loan Documents. After the resignation   or removal of any Administrative Agent pursuant to the preceding provisions of this Subsection   10.9, such resigning or removed Administrative Agent (x) shall not be required to act as   Issuing Lender for any Letters of Credit to be issued after the date of such resignation or   removal (and all unpaid fees accrued for the account of the resigning Issuing Lender shall be   paid in full upon its resignation or removal) and (y) shall not be required to act as Swingline   Lender with respect to Swingline Loans to be made after the date of such resignation or   removal (and all outstanding Swingline Loans of such resigning or removed Administrative   Agent shall be required to be repaid in full upon its resignation or removal), although the   resigning or removed Administrative Agent shall retain all rights hereunder as Issuing Lender   and Swingline Lender with respect to all Letters of Credit issued by it, and all Swingline Loans   made by it, prior to the effectiveness of its resignation or removal as Administrative Agent   hereunder. The fees payable by the Borrower Representative to a successor Administrative   Agent shall be the same as those payable to its predecessor unless otherwise agreed between   the Borrower Representative and such successor.   260   10066032231008166793v315
Swingline Lender. The provisions of this Section 10 shall apply to the10.10   Swingline Lender in its capacity as such to the same extent that such provisions apply to the   Administrative Agent.   Withholding Tax. To the extent required by any applicable law, each10.11   Agent may withhold from any payment to any Lender an amount equivalent to any applicable   withholding tax, and in no event shall such Agent be required to be responsible for or pay any   additional amount with respect to any such withholding. If the Internal Revenue Service or   any other Governmental Authority asserts a claim that any Agent did not properly withhold tax   from amounts paid to or for the account of any Lender because the appropriate form was not   delivered or was not properly executed or because such Lender failed to notify such Agent of a   change in circumstances which rendered the exemption from or reduction of withholding tax   ineffective or for any other reason, without limiting the provisions of Subsection 4.11(a) or   4.12, such Lender shall indemnify such Agent fully for all amounts paid, directly or indirectly,   by such Agent as tax or otherwise, including any penalties or interest and together with any   expenses incurred and shall make payable in respect thereof within 30 days after demand   therefor. A certificate as to the amount of such payment or liability delivered to any Lender by   the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby   authorizes the Administrative Agent to set off and apply any and all amounts at any time owing   to such Lender under this Agreement or any other Loan Document against any amount due the   Administrative Agent under this Subsection 10.11. The agreements in this Subsection 10.11   shall survive the resignation and/or replacement of the Administrative Agent, any assignment of   rights by, or the replacement of, a Lender, the termination of the Commitments and the   repayment, satisfaction or discharge of all other Obligations. For purposes of this Subsection   10.11, the term “Lender” includes any Issuing Lender.   Other Representatives. None of the entities identified as joint10.12   bookrunners and joint lead arrangers pursuant to the definition of “Other Representative”   contained herein, shall have any duties or responsibilities hereunder or under any other Loan   Document in its capacity as such. Without limiting the foregoing, no Other Representative   shall have nor be deemed to have a fiduciary relationship with any Lender. At any time that   any Lender serving as an Other Representative shall have transferred to any other Person   (other than any of its affiliates) all of its interests in the Loans and in the Commitments, such   Lender shall be deemed to have concurrently resigned as such Other Representative.   [Reserved].10.13   Administrative Agent May File Proofs of Claim. In case of the pendency10.14   of any Bankruptcy Proceeding or any other judicial proceeding relative to any Loan Party, the   Administrative Agent (irrespective of whether the principal of any Loan shall then be due and   payable as herein expressed or by declaration or otherwise and irrespective of whether the   Administrative Agent shall have made any demand on the Borrowers) is hereby authorized by   the Lenders, by intervention in such proceeding or otherwise:   to file and prove a claim for the whole amount of the principal and(a)   interest owing and unpaid in respect of the Loans and all other Obligations that are owing and   unpaid and to file such other documents as may be necessary or advisable in order to have the   261   10066032231008166793v315
claims of the Lenders, and the Administrative Agent (including any claim for the reasonable   compensation, expenses, disbursements and advances of the Lenders, and the Administrative   Agent and their respective agents and counsel and all other amounts due the Lenders and the   Administrative Agent under Subsections 4.5 and 11.5) allowed in such judicial proceeding;   to collect and receive any monies or other property payable or(b)   deliverable on any such claims and to distribute the same;   and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in   any such judicial proceeding is hereby authorized by each Lender to make such payments to   the Administrative Agent and, if the Administrative Agent shall consent to the making of such   payments directly to the Lenders, to pay to the Administrative Agent any amount due for the   reasonable compensation, expenses, disbursements and advances of the Administrative Agent   and its agents and counsel, and any other amounts due the Administrative Agent under   Subsections 4.5 and 11.5.   Application of Proceeds. The Lenders, the Administrative Agent and the10.15   Collateral Agent agree, as among such parties, as follows:   Subject to the terms of the ABL/Cash Flow Intercreditor Agreement, any(a)   Junior Lien Intercreditor Agreement, any Other Intercreditor Agreement or any Intercreditor   Agreement Supplement, after the occurrence and during the continuance of an Event of   Default, all amounts collected or received by the Administrative Agent, the Collateral Agent,   any Lender or any Issuing Lender under any U.S. Security Document or otherwise with respect   to any U.S. Loan Party or any Collateral of a U.S. Loan Party under any Loan Document, in   each case on account of amounts then due and outstanding under any of the Loan Documents   shall, except as otherwise expressly provided herein, be applied as follows, in each case without   duplication of any amounts applied pursuant to clause (b) of this Subsection 10.15: first, to   pay (on a ratable basis) interest on and principal of Agent Advances then outstanding; second,   to pay interest on and then principal of Swingline Loans then outstanding; third, to pay all   reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees to the extent   provided herein) due and owing hereunder of the Administrative Agent and the Collateral   Agent in connection with enforcing the rights of the Agents, the Lenders and the Issuing   Lenders under the Loan Documents (including all expenses of sale or other realization of or in   respect of the Collateral and any sums advanced to the Collateral Agent or to preserve its   security interest in the Collateral); fourth, to pay all reasonable out-of-pocket costs and   expenses (including reasonable attorneys’ fees to the extent provided herein) due and owing   hereunder of each of the Lenders and each of the Issuing Lenders in connection with enforcing   such Lender’s or such Issuing Lender’s rights under the Loan Documents; fifth, to pay (on a   ratable basis) (A) interest on and then principal of Revolving Credit Loans then outstanding   and any Reimbursement Obligations then outstanding, and to cash collateralize any outstanding   L/C Obligations on terms reasonably satisfactory to the Administrative Agent and (B) any   outstanding obligations payable under (i) Designated Cash Management Agreements, up to the   amount of Designated Cash Management Reserves then in effect with respect thereto and   (ii) Designated Hedging Agreements up to the amount of Designated Hedging Reserves then in   effect with respect thereto; sixth, to pay obligations under Other Existing Hedging Agreements   permitted hereunder and secured under the U.S. Security Documents; seventh, to pay (on a   262   10066032231008166793v315

ratable basis) interest on and then principal of FILO Facility Revolving Credit Loans then   outstanding; eighth, to pay obligations under the Cash Management Arrangements with any   Cash Management Party (other than pursuant to any Designated Cash Management   Agreements, but including any amounts not paid pursuant to clause “fifth”(B)(i) above), the   Permitted Hedging Arrangements (other than pursuant to any Other Existing Hedging   Arrangements or Designated Hedging Agreements, but including any amounts not paid   pursuant to clause “fifth”(B)(ii) above) and Management Guarantees entered into with any   Management Credit Provider (as defined in the U.S. Guarantee and Collateral Agreement)   permitted hereunder and secured under the U.S. Security Documents; and seventhninth, to pay   the surplus, if any, to whomever may be lawfully entitled to receive such surplus. To the   extent that any amounts available for distribution pursuant to clause “fifth” above are   attributable to the issued but undrawn amount of outstanding Letters of Credit which are then   not yet required to be reimbursed hereunder, such amounts shall be held by the Collateral   Agent in a cash collateral account and applied (x) first, to reimburse the applicable Issuing   Lender from time to time for any drawings under such Letters of Credit and (y) then, following   the expiration of all Letters of Credit, to all other obligations of the types described in such   clause “fifth”. To the extent any amounts available for distribution pursuant to clause “fifth”   are insufficient to pay all obligations described therein in full, such moneys shall be allocated   pro rata among the applicable Lenders and Issuing Lenders based on their respective   Commitment Percentages. To the extent any amounts available for distribution pursuant to   clause “seventh” are insufficient to pay all obligations described therein in full, such moneys   shall be allocated pro rata among the applicable Lenders based on their respective Commitment   Percentages of the FILO Facility. This Subsection 10.15(a) may be amended (and the Lenders   hereby irrevocably authorize the Administrative Agent to enter into any such amendment) to   the extent necessary to reflect differing amounts payable, and priorities of payments, to Lenders   participating in any new classes or tranches of loans added pursuant to Subsections 2.6, 2.7   and 2.8, as applicable.   Subject to the terms of the ABL/Cash Flow Intercreditor Agreement, any(b)   Junior Lien Intercreditor Agreement, any Other Intercreditor Agreement or any Intercreditor   Agreement Supplement, after the occurrence and during the continuance of an Event of   Default, all amounts collected or received by the Administrative Agent, the Collateral Agent,   any Lender or any Issuing Lender under any Canadian Security Document or otherwise with   respect to any Canadian Loan Party or any Collateral of a Canadian Loan Party under any   Loan Document, in each case on account of amounts then due and outstanding under any of   the Loan Documents shall, except as otherwise expressly provided herein, be applied as   follows, in each case without duplication of any amounts applied pursuant to clause (a) of this   Subsection 10.15: first, to pay (on a ratable basis) interest on and principal of Agent Advances   made as Canadian Facility Revolving Credit Loans then outstanding, to the extent allocable to   the Obligations of the Canadian Loan Parties; second, [reserved]; third, to pay all reasonable   out-of-pocket costs and expenses (including reasonable attorneys’ fees to the extent provided   herein) due and owing hereunder of the Administrative Agent and the Collateral Agent in   connection with enforcing the rights of the Agents, the Lenders and the Issuing Lenders under   the Loan Documents (including all expenses of sale or other realization of or in respect of the   Collateral and any sums advanced to the Collateral Agent or to preserve its security interest in   the Collateral), in each case to the extent allocable to the Obligations of the Canadian Loan   263   10066032231008166793v315
Parties; fourth, to pay all reasonable out-of-pocket costs and expenses (including reasonable   attorneys’ fees to the extent provided herein) due and owing hereunder of each of the Lenders   and each of the Issuing Lenders in connection with enforcing such Lender’s or such Issuing   Lender’s rights under the Loan Documents, in each case to the extent allocable to the   Obligations of the Canadian Loan Parties; fifth, to pay (on a ratable basis) (A) interest on and   then principal of Canadian Facility Revolving Credit Loans made to the Canadian Borrowers   then outstanding and any Reimbursement Obligations of the Canadian Borrowers then   outstanding, and to cash collateralize any outstanding L/C Obligations of the Canadian   Borrowers on terms reasonably satisfactory to the Administrative Agent and (B) any   outstanding obligations payable under (i) Designated Cash Management Agreements secured   under the Canadian Security Documents, up to the amount of Designated Cash Management   Reserves then in effect with respect thereto and (ii) Designated Hedging Agreements secured   under the Canadian Security Documents up to the amount of Designated Hedging Reserves   then in effect with respect thereto; sixth, to pay obligations under Cash Management   Arrangements with any Cash Management Party and secured under the Canadian Security   Documents (other than pursuant to any Designated Cash Management Agreements, but   including any amounts not paid pursuant to clause “fifth”(B)(i) above), Permitted Hedging   Arrangements secured under the Canadian Security Documents (other than pursuant to any   Designated Hedging Agreements, but including any amounts not paid pursuant to clause   “fifth”(B)(ii) above) and Management Guarantees entered into with any Management Credit   Provider (as defined in the Canadian Guarantee and Collateral Agreement) permitted hereunder   and secured under the Canadian Security Documents; and seventh, to pay the surplus, if any, to   whomever may be lawfully entitled to receive such surplus. To the extent that any amounts   available for distribution pursuant to clause “fifth” above are attributable to the issued but   undrawn amount of outstanding Letters of Credit which are then not yet required to be   reimbursed hereunder, such amounts shall be held by the Collateral Agent in a cash collateral   account and applied (x) first, to reimburse the applicable Issuing Lender from time to time for   any drawings under such Letters of Credit and (y) then, following the expiration of all Letters   of Credit, to all other obligations of the types described in such clause “fifth”. To the extent   any amounts available for distribution pursuant to clause “fifth” are insufficient to pay all   obligations described therein in full, such moneys shall be allocated pro rata among the Lenders   and Issuing Lenders based on their respective Commitment Percentages. This Subsection   10.15(b) may be amended (and the Lenders hereby irrevocably authorize the Administrative   Agent to enter into any such amendment) to the extent necessary to reflect differing amounts   payable, and priorities of payments, to Lenders participating in any new classes or tranches of   loans added pursuant to Subsections 2.6, 2.7 and 2.8, as applicable.   Notwithstanding the foregoing, Excluded Obligations (as defined in the(c)   U.S. Guarantee and Collateral Agreement or the Canadian Guarantee and Collateral   Agreement, as applicable) with respect to any Guarantor shall not be paid with amounts   received from such Guarantor or its assets and such Excluded Obligations shall be disregarded   in any application of all amounts pursuant to the preceding clauses (a) and (b) of this   Subsection 10.15.   Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as10.16   of the date such Person became a Lender party hereto, to, and (y) covenants, from the date   264   10066032231008166793v315
such Person became a Lender party hereto to the date such Person ceases being a Lender party   hereto, for the benefit of, the Administrative Agent and the Lead Arrangers and their respective   Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Borrower or any   other Loan Party, that at least one of the following is and will be true:   such Lender is not using “plan assets” (within the meaning of the(i)   Plan Asset Regulations) of one or more Benefit Plans in connection with the   Loans, the Letters of Credit or the Commitments,   the transaction exemption set forth in one or more PTEs, such as(ii)   PTE 84-14 (a class exemption for certain transactions determined by   independent qualified professional asset managers), PTE 95-60 (a class   exemption for certain transactions involving insurance company general   accounts), PTE 90-1 (a class exemption for certain transactions involving   insurance company pooled separate accounts), PTE 91-38 (a class exemption for   certain transactions involving bank collective investment funds) or PTE 96-23 (a   class exemption for certain transactions determined by in-house asset managers),   is applicable with respect to such Lender’s entrance into, participation in,   administration of and performance of the Loans, the Letters of Credit, the   Commitments and this Agreement, and the conditions for exemptive relief   thereunder are and will continue to be satisfied in connection therewith,   (A) such Lender is an investment fund managed by a “Qualified(iii)   Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B)   such Qualified Professional Asset Manager made the investment decision on   behalf of such Lender to enter into, participate in, administer and perform the   Loans, the Letters of Credit, the Commitments and this Agreement, (C) the   entrance into, participation in, administration of and performance of the Loans,   the Letters of Credit, the Commitments and this Agreement satisfies the   requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to   the best knowledge of such Lender, the requirements of subsection (a) of Part I   of PTE 84-14 are satisfied with respect to such Lender’s entrance into,   participation in, administration of and performance of the Loans, the Letters of   Credit, the Commitments and this Agreement, or   such other representation, warranty and covenant as may be(iv)   agreed in writing between the Administrative Agent, in its sole discretion, and   such Lender.   In addition, (I) unless sub-clause (i) in the immediately preceding clause (a)(b)   is true with respect to a Lender or (II) if such sub-clause (i) is not true with respect to a   Lender and such Lender has not provided another representation, warranty and covenant as   provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x)   represents and warrants, as of the date such Person became a Lender party hereto, to, and (y)   covenants, from the date such Person became a Lender party hereto to the date such Person   ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Lead   265   10066032231008166793v315
Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the   benefit of any Borrower or any other Loan Party, that:   none of the Administrative Agent, the Lead Arrangers or any(1)   of their respective Affiliates is a fiduciary with respect to the assets of such   Lender (including in connection with the reservation or exercise of any rights by   the Administrative Agent under this Agreement, any Loan Document or any   documents related hereto or thereto),   the Person making the investment decision on behalf of such(2)   Lender with respect to the entrance into, participation in, administration of and   performance of the Loans, the Letters of Credit, the Commitments and this   Agreement is independent (within the meaning of 29 CFR § 2510.3-21, as   amended from time to time) and is a bank, an insurance carrier, an investment   adviser, a broker-dealer or other person that holds, or has under management or   control, total assets of at least $50,000,000, in each case as described in 29 CFR   § 2510.3-21(c)(1)(i)(A)-(E),   the Person making the investment decision on behalf of such(3)   Lender with respect to the entrance into, participation in, administration of and   performance of the Loans, the Letters of Credit, the Commitments and this   Agreement is capable of evaluating investment risks independently, both in   general and with regard to particular transactions and investment strategies   (including in respect of the Obligations),   the Person making the investment decision on behalf of such(4)   Lender with respect to the entrance into, participation in, administration of and   performance of the Loans, the Letters of Credit, the Commitments and this   Agreement is a fiduciary under ERISA or the Code, or both, with respect to the   Loans, the Letters of Credit, the Commitments and this Agreement and is   responsible for exercising independent judgment in evaluating the transactions   hereunder, and   no fee or other compensation is being paid directly to the(5)   Administrative Agent, the Lead Arrangers or any of their respective Affiliates for   investment advice (as opposed to other services) in connection with the Loans,   the Letters of Credit, the Commitments or this Agreement.   The Administrative Agent and the Lead Arrangers hereby inform the(c)   Lenders that each such Person is not undertaking to provide impartial investment advice, or to   give advice in a fiduciary capacity, in connection with the transactions contemplated hereby,   and that such Person has a financial interest in the transactions contemplated hereby in that   such Person or an Affiliate thereof (i) may receive interest or other payments with respect to   the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a   gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less   than the amount being paid for an interest in the Loans, the Letters of Credit or the   Commitments by such Lender or (iii) may receive fees or other payments in connection with   266   10066032231008166793v315

the transactions contemplated hereby, the Loan Documents or otherwise, including structuring   fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking   fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage   fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment   fees, processing fees, term out premiums, banker’sbankers’ acceptance fees, breakage or other   early termination fees or fees similar to the foregoing.   SECTION 11   Miscellaneous   Amendments and Waivers. (a) Neither this Agreement nor any other11.1   Loan Document, nor any terms hereof or thereof, may be amended, restated, supplemented,   modified or waived except in accordance with the provisions of this Subsection 11.1. The   Required Lenders may, or, with the written consent of the Required Lenders, the   Administrative Agent may, from time to time, (x) enter into with the respective Loan Parties   hereto or thereto, as the case may be, written amendments, supplements or modifications   hereto and to the other Loan Documents for the purpose of adding any provisions to this   Agreement or to the other Loan Documents or changing, in any manner the rights or   obligations of the Lenders or the Loan Parties hereunder or thereunder or (y) waive at any   Loan Party’s request, on such terms and conditions as the Required Lenders or the   Administrative Agent, as the case may be, may specify in such instrument, any of the   requirements of this Agreement or the other Loan Documents or any Default or Event of   Default and its consequences; provided, however, that amendments pursuant to Subsections   11.1(d) and 11.1(f) may be effected without the consent of the Required Lenders to the extent   provided therein; provided, further, that no such waiver and no such amendment, supplement   or modification shall:   (A) reduce or forgive the amount or extend the scheduled date of(i)   maturity of any Loan or Reimbursement Obligation or of any scheduled   installment thereof (including extending the Termination Date), (B) reduce the   stated rate of any interest, commission or fee payable hereunder (other than as a   result of any waiver of the applicability of any post-default increase in interest   rates), (C) increase the amount or extend the expiration date of any Lender’s   Commitment or extend the scheduled date of any payment thereof (other than   with respect to any Commitment increase that such Lender has agreed to   provide as a Lender or Additional Lender pursuant to Subsection 2.6 or   Subsection 2.7) or (D) change the currency in which any Loan or   Reimbursement Obligation is payable (except as expressly contemplated in   Subsection 3.5), in each case without the consent of each Lender directly and   adversely affected thereby (it being understood that amendments or supplements   to, or waivers or modifications of, any conditions precedent, representations,   warranties, covenants, Defaults or Events of Default or of a mandatory   repayment or mandatory reduction in the aggregate Commitments of all Lenders   shall not constitute an increase of the Commitment of, or an extension of the   scheduled date of maturity, any scheduled installment, or the scheduled date of   267   10066032231008166793v315
payment of the Loans of, any Lender, and that an increase in the available   portion of any Commitment of any Lender shall not constitute an increase in the   Commitment of such Lender);   amend, modify or waive any provision of this Subsection 11.1(a)(ii)   or reduce the percentage specified in the definition of “Required Lenders” or   “Supermajority Lenders”, or consent to the assignment or transfer by the Parent   Borrower of any of their respective rights and obligations under this Agreement   and the other Loan Documents (other than pursuant to Subsection 8.2 or   11.6(a)), in each case without the written consent of all the Lenders;   release Guarantors accounting for all or substantially all of the(iii)   value of the Guarantee of the Obligations pursuant to the Security Documents,   or, in the aggregate (in a single transaction or a series of related transactions),   all or substantially all of the Collateral without the consent of all of the Lenders,   except as expressly permitted hereby or by any Security Document (as such   documents are in effect on the Closing Date or, if later, the date of execution   and delivery thereof in accordance with the terms hereof);   require any Lender to make Loans having an Interest Period of(iv)   longer than six months or shorter than one month without the consent of such   Lender;   amend, modify or waive any provision of Section 10 without the(v)   written consent of the then Agents;   amend, modify or waive any provision of Subsection 10.1(a), 10.5(vi)   or 10.12 without the written consent of any Other Representative directly and   adversely affected thereby;   amend, modify or waive any provision of the Swingline Note (if(vii)   any) or Subsection 2.4 without the written consent of the Swingline Lender and   each other Lender, if any, which holds, or is required to purchase, a   participation in any Swingline Loan pursuant to Subsection 2.4(d);   amend, modify or waive the provisions of any Letter of Credit or(viii)   any L/C Obligation without the written consent of the Issuing Lender with   respect thereto and each directly and adversely affected Lender;   (A) increase the advance rates set forth in the definition of “U.S.(ix)   Borrowing Base” or “Canadian Borrowing Base”, or make any change to the   definitions of “U.S. Borrowing Base” or “Canadian Borrowing Base” (by adding   additional categories or components thereof), “Eligible Accounts”, “Eligible   Credit Card Receivables” or “Eligible Inventory” that would have the effect of   increasing the amount of the Borrowing Base without the consent of the   Supermajority Lenders; provided that or (B) increase the advance rates set forth   in the definition of “FILO Borrowing Base” or make any change to the   268   10066032231008166793v315
definitions of “ FILO Borrowing Base” or “FILO Borrowing Base” (by adding   additional categories or components thereof), “Eligible Accounts”, “Eligible   Credit Card Receivables” or “Eligible Inventory” that would have the effect of   increasing the amount of the FILO Borrowing Base without the consent of the   Supermajority FILO Lenders; provided that, notwithstanding the foregoing   clauses (A) and (B), the Administrative Agent may increase or decrease the   amount of, or otherwise modify or eliminate, any Availability Reserves and/or   FILO Availability Reserves that it implements in its Permitted Discretion in   accordance with Subsection 2.1(b) or otherwise in accordance with the terms of   this Agreement, and in any such case, such change will not be deemed to require   any Supermajority Lender, Supermajority FILO Lenders or other Lender   consent; or   amend, modify or waive the order of application of payments set(x)   forth in the penultimate sentence of Subsection 4.4(a), or Subsection 4.8(a),   4.16(d), 10.15 or 11.7 hereof or clause (c) or (d) of Section 4.1 of the   ABL/Cash Flow Intercreditor Agreement, in each case without the consent of   each Lender directly and adversely affected thereby;   reduce the percentage specified in the definition of “Required(xi)   FILO Lenders” or “Supermajority FILO Lenders” without the written consent of   all the FILO Facility Lenders; or   amend, modify or waive any provision of Subsection 2.6(b)(iv)(6)(xii)   without the consent of the Required FILO Lenders, to the extent such   amendment, modification or waiver would remove or reduce the Required FILO   Lender consent requirement to changes in priority status as between the FILO   Facility and any FILO Tranche set forth therein.   provided, further, that notwithstanding and in addition to the foregoing, and in addition to   Liens on the Collateral that the Collateral Agent is authorized to release pursuant to Subsection   10.8(b), the Collateral Agent may, in its discretion, release the Lien on Collateral valued in the   aggregate not in excess of the Dollar Equivalent of $10,000,000 in any Fiscal Year without the   consent of any Lender.   Any waiver and any amendment, supplement or modification pursuant to(b)   this Subsection 11.1 shall apply to each of the Lenders and shall be binding upon the Loan   Parties, the Lenders, the Agents and all future holders of the Loans. In the case of any waiver,   each of the Loan Parties, the Lenders and the Agents shall be restored to their former position   and rights hereunder and under the other Loan Documents, and any Default or Event of   Default waived shall be deemed to be cured and not continuing; but no such waiver shall   extend to any subsequent or other Default or Event of Default, or impair any right consequent   thereon.   Notwithstanding any provision herein to the contrary, no Defaulting(c)   Lender shall have any right to approve or disapprove any amendment, waiver or consent   hereunder or under any of the Loan Documents, except to the extent the consent of such   269   10066032231008166793v315
Lender would be required under clause (i) in the further proviso to the second sentence of   Subsection 11.1(a).   Notwithstanding any provision herein to the contrary, this Agreement and(d)   the other Loan Documents may be amended (i) to cure any ambiguity, mistake, omission,   defect or inconsistency, with the consent of the Borrower Representative and the   Administrative Agent, (ii) in accordance with Subsection 2.6, to incorporate the terms of any   Incremental Facility with the written consent of the Borrower Representative and Lenders   providing such Incremental Facility, (iii) by a Refinancing Amendment in accordance with   Subsection 2.7, with the written consent of the Borrower Representative and the Lenders   providing such Credit Agreement Refinancing Indebtedness, (iv) in accordance with Subsection   2.8, to effectuate an Extension with the written consent of the Borrower Representative and   the Extending Lenders, (v) to amend any Lender’s Canadian Facility L/C Commitment or U.S.   Facility L/C Commitment, with the written consent of the Borrower Representative and such   Lender and notified in writing to the Administrative Agent, (vi) in accordance with Subsection   7.11, to change the financial reporting convention, (vii) to waive, amend or modify this   Agreement or any other Loan Document in a manner that by its terms affects the rights or   duties under this Agreement or any other Loan Document of Lenders holding Loans or   Commitments of a particular Tranche (but not the Lenders holding Loans or Commitments of   any other Tranche), by an agreement or agreements in writing entered into by the applicable   Borrower(s) and the requisite percentage in interest of the Lenders with respect to such   Tranche that would be required to consent thereto under this Subsection 11.1 if such Lenders   were the only Lenders hereunder at the time and (viii) to implement any changes contemplated   by the definition of “LIBOR Rate”CDOR Screen Rate”, “EURIBOR Screen Rate”, “SOFR” or   “Benchmark Replacement Conforming Changes” in Subsection 1.1 hereof with the consent of   the Borrower Representative and the Administrative Agent. Without limiting the generality of   the foregoing, any provision of this Agreement and the other Loan Documents, including   Subsection 4.4, 4.8, 4.16 or 10.15, may be amended as set forth in the immediately preceding   sentence to provide for non-pro rata borrowings and payments of any amounts hereunder as   between any tranche hereunder (including any tranche of Extended ABL Term Loans,   Extended Revolving Commitments or Incremental Revolving Commitments and any other   tranche created pursuant to Subsection 2.6, 2.7 or 2.8), or to provide for the inclusion, as   appropriate, of the Lenders of any tranche of Extended ABL Term Loans, Extended Revolving   Commitments or Incremental Revolving Commitments or of any other tranche created pursuant   to Subsection 2.6, 2.7 or 2.8 in any required vote or action of the Required Lenders, the   Supermajority Lenders, the Supermajority FILO Lenders or the Lenders of each Tranche   hereunder. The Administrative Agent hereby agrees (if requested by the Borrower   Representative) to execute any amendment referred to in this clause (d) or an   acknowledgement thereof. Notwithstanding the foregoing, the U.S. Facility L/C Commitment   or Canadian Facility L/C Commitment of any Issuing Lender listed on Schedule 1.1(j) hereto   may be modified with the consent of the Borrower Representative, such Issuing Lender and the   Administrative Agent (and without the consent of any Lender).   Notwithstanding any provision herein to the contrary, this Agreement(e)   may be amended (or deemed amended) or amended and restated with the written consent of   the Required Lenders, the Administrative Agent and the Borrower Representative (x) to add   270   10066032231008166793v315

one or more additional credit facilities to this Agreement and to permit the extensions of credit   from time to time outstanding thereunder and the accrued interest and fees in respect thereof to   share ratably in the benefits of this Agreement and the other Loan Documents with the existing   Facilities and the accrued interest and fees in respect thereof, (y) to include, as appropriate, the   Lenders holding such credit facilities in any required vote or action of the Required Lenders or   of the Lenders of each Facility hereunder and (z) to provide class protection for any additional   credit facilities.   Notwithstanding any provision herein to the contrary, any Security(f)   Document may be amended (or amended and restated), restated, waived, supplemented or   modified as contemplated by Subsection 11.17 with the written consent of the Agent party   thereto and the Loan Party party thereto.   If, in connection with any proposed change, waiver, discharge or(g)   termination of or to any of the provisions of this Agreement and/or any other Loan Document   as contemplated by Subsection 11.1(a), the consent of the Supermajority Lenders,   Supermajority FILO Lenders, each Lender or each affected (or directly and adversely affected)   Lender, as applicable, is required and the consent of the Required Lenders at such time is   obtained but the consent of one or more of such other Lenders whose consent is required is   not obtained (each such other Lender, a “Non-Consenting Lender”) then the Borrower   Representative may, on notice to the Administrative Agent and the Non-Consenting Lender,   (A) replace such Non-Consenting Lender by causing such Lender to (and such Lender shall be   obligated to) assign pursuant to Subsection 11.6 (with the assignment fee and any other costs   and expenses to be paid by the applicable Borrowers in such instance) all of its rights and   obligations under this Agreement to one or more assignees; provided that neither the   Administrative Agent nor any Lender shall have any obligation to the Borrower Representative   to find a replacement Lender; provided, further, that the applicable assignee shall have agreed   to the applicable change, waiver, discharge or termination of this Agreement and/or the other   Loan Documents; and provided, further, that all obligations of the Borrowers owing to the   Non-Consenting Lender relating to the Loans and participations so assigned shall be paid in full   by the assignee Lender (or, at its option, by a Borrower) to such Non-Consenting Lender   concurrently with such Assignment and Acceptance or (B) so long as no Event of Default   under Subsection 9.1(a) or 9.1(f) then exists or will exist immediately after giving effect to the   respective prepayment, prepay the Loans and, at the Borrower Representative’s option,   terminate the Commitments of such Non-Consenting Lender, in whole or in part, subject to   Subsection 4.12, without premium or penalty. In connection with any such replacement under   this Subsection 11.1(g), if the Non-Consenting Lender does not execute and deliver to the   Administrative Agent a duly completed Assignment and Acceptance and/or any other   documentation necessary to reflect such replacement by the later of (a) the date on which the   replacement Lender executes and delivers such Assignment and Acceptance and/or such other   documentation and (b) the date as of which all obligations of the Borrowers owing to the Non-   Consenting Lender relating to the Loans and participations so assigned shall be paid in full by   the assignee Lender to such Non-Consenting Lender, then such Non-Consenting Lender shall   be deemed to have executed and delivered such Assignment and Acceptance and/or such other   documentation as of such date and the applicable Borrower shall be entitled (but not obligated)   to execute and deliver such Assignment and Acceptance and/or such other documentation on   271   10066032231008166793v315
behalf of such Non-Consenting Lender, and the Administrative Agent shall record such   assignment in the Register.   Upon the execution by the Parent Borrower and delivery to the(h)   Administrative Agent of a Borrower Termination with respect to any Subsidiary Borrower,   such Subsidiary Borrower shall cease to be a Borrower; provided that the Borrower   Termination shall not be effective (other than to terminate its right to borrow additional   Revolving Credit Loans under this Agreement) unless (x)(A) if such Subsidiary Borrower is a   U.S. Borrower, another U.S. Borrower shall remain liable for the principal of and interest on   any Loan to such Subsidiary Borrower and (B) if such Subsidiary Borrower is a Canadian   Borrower, a Canadian Borrower shall remain liable for the principal of and interest on any   Loan to such Subsidiary Borrower and (y)(A) if such Subsidiary Borrower is a U.S. Borrower,   if such U.S. Borrower owned any assets included in the Borrowing Base, it shall upon such   Borrower Termination become a U.S. Subsidiary Guarantor and (B) if such Subsidiary   Borrower is a Canadian Borrower, such Canadian Borrower shall become a Canadian   Guarantor, in each case on terms and conditions reasonably satisfactory to the Administrative   Agent. In the event that a Subsidiary Borrower shall cease to be a Subsidiary of the Parent   Borrower, the Parent Borrower shall promptly execute and deliver to the Administrative Agent   a Subsidiary Borrower Termination terminating its status as a Borrower, subject to the proviso   in the immediately preceding sentence.   Notwithstanding any provision herein to the contrary, this Agreement(i)   may be amended (or deemed amended) or amended and restated with the written consent of   the Administrative Agent and the Borrower Representative to amend the definitions of “U.S.   Borrowing Base”, “Canadian Borrowing Base”, “Eligible Accounts”, “Eligible Credit Card   Receivables”, “Eligible Inventory” and “Availability Reserves” and certain related definitions   and provisions as the Administrative Agent and the Borrower Representative, in their sole   discretion, deem necessary following the completion of the Initial Collateral Examination;   provided, that the Administrative Agent shall promptly provide each Lender with written notice   of any such amendment or amendment and restatement.   Notices. (a) All notices, requests, and demands to or upon the11.2   respective parties hereto to be effective shall be in writing (including facsimile or electronic   mail), and, unless otherwise expressly provided herein, shall be deemed to have been duly given   or made when delivered by hand, or three days after being deposited in the mail, postage   prepaid, or, in the case of facsimile notice or electronic mail, when sent (except that, if not   given during normal business hours for the recipient, shall be deemed to have been given at the   opening of business on the next Business Day) or, in the case of delivery by a nationally   recognized overnight courier, when received, addressed as follows in the case of the   Borrowers, the Administrative Agent and the Collateral Agent, and as set forth in Schedule A   in the case of the other parties hereto, or to such other address as may be hereafter notified by   the respective parties hereto and any future holders of the Loans:   272   10066032231008166793v315
The Parent Borrower (including in its capacity as   Borrower Representative):   Pisces MidcoCornerstone Building Brands,   Inc.   5020 Weston Parkway, Suite 400   Cary, NC 27513   Attention: Timothy JohnsonMimi Siracusa   Facsimile: (919281) 677897-39147379   Telephone: (919713) 677557-39009765   Email:   Tim.Johnson@plygemMimi.Siracusa@   cornerstone-bb.com   With copies (which shall not constitute notice)   to:   Debevoise & Plimpton LLP   919 Third Avenue   New York, NY 10022   Attention: Jeffrey E. Ross   Facsimile: (212) 909-7465   Telephone: (212) 909-6000   Email: jeross@debevoise.com   The Administrative Agent/the Collateral Agent: UBS AG, Stamford Branch   600 Washington Boulevard   Stamford, Connecticut 06901   Attention: Agency Group   Facsimile No.: (203) 719-3888   Email: Agency-UBSAmericas@ubs.com   With copies (which shall not constitute notice)   to:   Cahill Gordon & Reindel LLP   80 Pine Street   New York, New York 10005   Attention: Darren Silver   Facsimile: (212) 378-2603   Telephone: (212) 701-3027   Email: dsilver@cahill.com   provided that any notice, request or demand to or upon the Administrative Agent or the   Lenders pursuant to Subsection 3.2, 4.2, 4.4 or 4.8 shall not be effective until received.   Without in any way limiting the obligation of any Loan Party and its(b)   Subsidiaries to confirm in writing any telephonic notice permitted to be given hereunder, the   Administrative Agent, the Swingline Lender (in the case of a Borrowing of Swingline Loans)   or any Issuing Lender (in the case of the issuance of a Letter of Credit), as the case may be,   may prior to receipt of written confirmation act without liability upon the basis of such   telephonic notice, believed by the Administrative Agent, the Swingline Lender or such Issuing   Lender in good faith to be from a Responsible Officer of a Loan Party.   273   10066032231008166793v315
Loan Documents may be transmitted and/or signed by facsimile or other(c)   electronic means (i.e., a “pdf” or “tiff”). The effectiveness of any such documents and   signatures shall, subject to applicable law, have the same force and effect as manually signed   originals and shall be binding on each Loan Party, each Agent and each Lender. The   Administrative Agent may also require that any such documents and signatures be confirmed by   a manually signed original thereof; provided that the failure to request or deliver the same shall   not limit the effectiveness of any facsimile or other electronic document or signature.   Notices and other communications to the Lenders and any Issuing(d)   Lender hereunder may be delivered or furnished by electronic communication (including   electronic mail and Internet or intranet websites). Unless the Administrative Agent otherwise   prescribes (with the Borrower Representative’s consent), (i) notices and other communications   sent to an e-mail address shall be deemed to have been duly made or given when delivered,   provided that if such notice or other communication is not sent during the normal business   hours of the recipient, such notice or communication shall be deemed to have been delivered at   the opening of business on the next Business Day, and (ii) notices or communications posted to   an Internet or intranet website shall be deemed received upon the posting thereof.   THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.”(e)   NEITHER THE ADMINISTRATIVE AGENT NOR ANY OF ITS RELATED PARTIES   WARRANT THE ACCURACY OR COMPLETENESS OF MATERIALS AND/OR   INFORMATION PROVIDED BY OR ON BEHALF OF ANY BORROWER HEREUNDER   (THE “BORROWER MATERIALS”) OR THE ADEQUACY OF THE PLATFORM, AND   EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE   BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR   STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR   A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD-PARTY RIGHTS OR   FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT   PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM.   Each Lender may change its address, email, facsimile or telephone(f)   number for notices and other communications hereunder by notice to the Borrower   Representative and the Administrative Agent.   All telephonic notices to and other telephonic communications with the(g)   Administrative Agent may be recorded by the Administrative Agent, and each of the parties   hereto hereby consents to such recording.   No Waiver; Cumulative Remedies. No failure to exercise and no delay11.3   in exercising, on the part of any Agent, any Lender or any Loan Party, any right, remedy,   power or privilege hereunder or under the other Loan Documents shall operate as a waiver   thereof; nor shall any single or partial exercise of any right, remedy, power or privilege   hereunder preclude any other or further exercise thereof or the exercise of any other right,   remedy, power or privilege. The rights, remedies, powers and privileges herein provided are   cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.   274   10066032231008166793v315

Survival of Representations and Warranties. All representations and11.4   warranties made hereunder and in the other Loan Documents (or in any amendment,   modification or supplement hereto or thereto) and in any certificate delivered pursuant hereto   or such other Loan Documents shall survive the execution and delivery of this Agreement and   the making of the Loans hereunder.   Payment of Expenses and Taxes. The U.S. Borrowers, jointly and11.5   severally, agree (a) to pay or reimburse the Agents and the Other Representatives for (1) all   their reasonable and documented out-of-pocket costs and expenses incurred in connection with   (i) the syndication of the Facilities and the development, preparation, execution and delivery of,   and any amendment, supplement or modification to, this Agreement and the other Loan   Documents and any other documents prepared in connection herewith or therewith, (ii) the   consummation and administration of the transactions (including the syndication of the Initial   Revolving Commitments) contemplated hereby and thereby and (iii) efforts to monitor the   Loans and verify, protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose   of any of the Collateral, and (2) the reasonable and documented fees and disbursements of   Cahill Gordon & Reindel LLP and Osler Hoskin & Harcort LLP, solely in their capacities as   counsel to the Agents and Other Representatives, and such other special or local counsel,   consultants, advisors, appraisers and auditors whose retention (other than during the   continuance of an Event of Default) is approved by the Borrower Representative, (b) to pay or   reimburse each Lender and Issuing Lender, each Lead Arranger and the Agents for all their   reasonable and documented out-of-pocket costs and expenses incurred in connection with the   enforcement of any rights under this Agreement, the other Loan Documents and any other   documents prepared in connection herewith or therewith, including the fees and disbursements   of counsel to the Agents (limited to one U.S. firm of counsel for the Agents and one Canadian   firm of counsel to the Agents and, if necessary one firm of local counsel in each appropriate   jurisdiction, in each case for the Agents), (c) to pay, indemnify, or reimburse each Lender and   Issuing Lender, each Lead Arranger and the Agents for, and hold each Lender, each Lead   Arranger and the Agents harmless from, any and all recording and filing fees and any and all   liabilities with respect to, or resulting from any delay in paying, any stamp, documentary, excise   and other similar taxes, if any, which may be payable or determined to be payable in   connection with the execution, delivery or enforcement of, or consummation or administration   of any of the transactions contemplated by, or any amendment, supplement or modification of,   or any waiver or consent under or in respect of, this Agreement, the other Loan Documents   and any such other documents, and (d) to pay, indemnify or reimburse each Lender and Issuing   Lender, each Lead Arranger, each Agent (and any sub-agent thereof), each Issuing Lender and   each Related Party of any of the foregoing Persons (each, an “Indemnitee”) for, and hold each   Indemnitee harmless from and against, any and all other liabilities, obligations, losses, damages,   penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature   whatsoever (in the case of fees and disbursements of counsel, limited to U.S. one firm of   counsel for all Indemnitees and one Canadian firm of counsel for all Indemnitees and, if   necessary, one firm of local counsel in each appropriate jurisdiction, in each case for all   Indemnitees (and, in the case of an actual or perceived conflict of interest where the   Indemnitee affected by such conflict informs the Borrower Representative of such conflict and   thereafter, after receipt of the Borrower Representative’s consent (which shall not be   unreasonably withheld), retains its own counsel, of another firm of counsel for such affected   275   10066032231008166793v315
Indemnitee)) arising out of or relating to any actual or prospective claim, litigation,   investigation or proceeding, whether based on contract, tort or any other theory, brought by a   third party or by the Borrowers or any other Loan Party and regardless of whether any   Indemnitee is a party thereto, with respect to (i) the execution, delivery, enforcement,   performance and administration of this Agreement, the other Loan Documents and any such   other documents, including any of the foregoing relating to the use of proceeds of the Loans or   Letters of Credit (including any refusal by an Issuing Lender to honor a demand for payment   under a Letter of Credit if the documents presented in connection with such demand do not   strictly comply with the terms of such Letter of Credit) or (ii) the violation of, noncompliance   with or liability under, any Environmental Law applicable to the operations of the Parent   Borrower or any of its Restricted Subsidiaries or any of the property of the Parent Borrower   or any of its Restricted Subsidiaries (all the foregoing in this clause (d), collectively, the   “Indemnified Liabilities”); provided that the Borrowers shall not have any obligation hereunder   to any Lead Arranger, any Other Representative, any Agent (or any sub-agent thereof), any   Issuing Lender or any Lender (or any Related Party of any of the foregoing Persons) with   respect to Indemnified Liabilities arising from (i) the gross negligence, bad faith or willful   misconduct of any such Lead Arranger, Other Representative, Agent (or any sub-agent   thereof), Issuing Lender or Lender (or any Related Party of any of the foregoing Persons), as   the case may be, as determined by a court of competent jurisdiction in a final and non-   appealable decision, (ii) a material breach of the Loan Documents by any such Lead Arranger,   Other Representative, Agent (or any sub-agent thereof), Issuing Lender or Lender (or any   Related Party of any of the foregoing Persons), as the case may be, as determined by a court   of competent jurisdiction in a final and non-appealable decision, or (iii) claims against such   Indemnitee or any Related Party brought by any other Indemnitee that do not involve claims   against any Lead Arranger or Agent in its capacity as such. None of the Borrowers nor any   Indemnitee shall be liable for any indirect, special, punitive or consequential damages   hereunder; provided that nothing contained in this sentence shall limit the Borrowers’ indemnity   or reimbursement obligations under this Subsection 11.5 to the extent such indirect, special,   punitive or consequential damages are included in any third-party claim in connection with   which such Indemnitee is entitled to indemnification hereunder. All amounts due under this   Subsection 11.5 shall be payable not later than 30 days after written demand therefor.   Statements reflecting amounts payable by the Loan Parties pursuant to this Subsection 11.5   shall be submitted to the address of the Borrower Representative set forth in Subsection 11.2,   or to such other Person or address as may be hereafter designated by the Borrower   Representative in a notice to the Administrative Agent. Notwithstanding the foregoing, except   as provided in Subsections 11.5(b) and 11.5(c) above, no Borrower shall have any obligation   under this Subsection 11.5 to any Indemnitee with respect to any tax, levy, impost, duty,   charge, fee, deduction or withholding imposed, levied, collected, withheld or assessed by any   Governmental Authority. The agreements in this Subsection 11.5 shall survive repayment of   the Loans and all other amounts payable hereunder.   Successors and Assigns; Participations and Assignments. (a) The11.6   provisions of this Agreement shall be binding upon and inure to the benefit of the parties   hereto and their respective successors and assigns permitted hereby (including any affiliate of   the applicable Issuing Lender that issues any Letter of Credit), except that (i) other than in   accordance with Subsection 8.2, none of the Loan Parties may assign or otherwise transfer any   276   10066032231008166793v315
of its rights or obligations hereunder without the prior written consent of each Lender (and any   attempted assignment or transfer by any Loan Party without such consent shall be null and   void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder   except in accordance with Subsection 4.13(d), Subsection 4.15(c), Subsection 11.1(g) and this   Subsection 11.6.   (i) Subject to the conditions set forth in Subsection 11.6(b)(ii) below, any(b)   Lender other than a Conduit Lender may, in the ordinary course of business and in accordance   with applicable law, assign (other than to a Disqualified Lender, to any natural person or,   subject, in the case of ABL Term Loans only, to Subsection 11.6(h)(i)(3) below, to Holdings,   the Parent Borrower or any of their respective Subsidiaries) (unless the Borrower   Representative shall have otherwise expressly consented in writing to such assignment) to one   or more assignees (each, an “Assignee”) all or a portion of its rights and obligations under this   Agreement (including its Commitments and/or Loans, pursuant to an Assignment and   Acceptance) with the prior written consent of:   the Borrower Representative (; provided, that (x) other(A)   than in the case of the FILO Facility, (i) consent of the Borrower   Representative shall not be unreasonably withheld for an assignment to   an Approved Commercial Bank, such consent not to be unreasonably   withheld); provided thatand (ii) no consent of the Borrower   Representative shall be required for an assignment to any other Person if   an Event of Default under Subsection 9.1(a) or 9.1(f) with respect to the   Parent Borrower has occurred and is continuing, and (y) in the case of   the FILO Facility, (i) consent of the Borrower Representative shall not   be unreasonably withheld for an assignment to any other Person; and if   an Event of Default under Subsection 9.1(a) with respect to the Parent   Borrower has occurred and is continuing and (ii) no consent of the   Borrower Representative shall be required for an assignment to any other   Person if an Event of Default under Subsection 9.1(f) with respect to the   Parent Borrower has occurred and is continuing; and   the Administrative Agent, the Issuing Lender and the(B)   Swingline Lender (in the case of an Approved Commercial Bank, such   consent not to be unreasonably withheld, conditioned or delayed).   Assignments shall be subject to the following additional(ii)   conditions:   except in the case of an assignment to a Lender or an(A)   Affiliate of a Lender or an assignment of the entire remaining amount of   the assigning Lender’s Commitments or Loans under any Facility, the   amount of the Commitments or Loans of the assigning Lender subject to   each such assignment (determined as of the date the Assignment and   Acceptance with respect to such assignment is delivered to the   Administrative Agent) shall not be less than the Dollar Equivalent of   $5,000,000 or an integral multiple thereof or unless the Borrower   277   10066032231008166793v315
Representative and the Administrative Agent otherwise consent, provided   that (1) no such consent of the Borrower Representative shall be   required if an Event of Default under Subsection 9.1(a) or 9.1(f) with   respect to the Parent Borrower has occurred and is continuing and   (2) such amounts shall be aggregated in respect of each Lender and its   Affiliates, if any;   the parties to each assignment shall execute and deliver to(B)   the Administrative Agent an Assignment and Acceptance, together with a   processing and recordation fee of $3,500 (unless waived by the   Administrative Agent in any given case); provided that for concurrent   assignments to two or more Lenders or Affiliates of a Lender, such   assignment fee shall only be required to be paid once in respect of and at   the time of such assignments;   the Assignee, if it shall not be a Lender, shall deliver to(C)   the Administrative Agent an administrative questionnaire; and   any assignment of Commitments, Loans or ABL Term(D)   Loans to an Affiliated Lender shall also be subject to the requirements of   Subsections 11.6(h) and (i).   Notwithstanding the foregoing, no Lender shall be permitted to make   assignments under this Agreement to any Disqualified Lender, except to   the extent the Borrower Representative has consented to such assignment   in writing and any such assignment and Disqualified Lender shall be   subject to the provisions of Subsection 11.6(j), except to the extent the   Borrower Representative has otherwise expressly consented in writing.   Subject to acceptance and recording thereof pursuant to clause(iii)   (b)(iv) below, from and after the effective date specified in each Assignment and   Acceptance the Assignee thereunder shall be a party hereto and, to the extent of   the interest assigned by such Assignment and Acceptance, have the rights and   obligations of a Lender under this Agreement, and the assigning Lender   thereunder shall, to the extent of the interest assigned by such Assignment and   Acceptance, be released from its obligations under this Agreement (and, in the   case of an Assignment and Acceptance covering all of the assigning Lender’s   rights and obligations under this Agreement, such Lender shall cease to be a   party hereto but shall continue to be entitled to the benefits of (and bound by   any related obligations under) Subsections 4.10, 4.11, 4.12, 4.13, 4.15 and 11.5,   and bound by its continuing obligations under Subsection 11.16). Any   assignment or transfer by a Lender of rights or obligations under this Agreement   that does not comply with Subsection 4.13(d), Subsection 4.15(c), Subsection   11.1(g) and this Subsection 11.6 shall, to the extent it would comply with   Subsection 11.6(c), be treated for purposes of this Agreement as a sale by such   Lender of a participation in such rights and obligations in accordance with   clause (c) of this Subsection 11.6 (and any attempted assignment, transfer or   278   10066032231008166793v315

participation which does not comply with this Subsection 11.6 shall be null and   void).   The Borrowers hereby collectively designate the Administrative(iv)   Agent, and the Administrative Agent agrees, to serve as the Borrowers’ agent,   solely for purposes of this Subsection 11.6, to maintain at one of its offices in   New York, New York a copy of each Assignment and Acceptance delivered to   it and a register for the recordation of the names and addresses of the Lenders,   and the Commitments of, and interest and principal amounts of the Loans and   L/C Obligations owing to, each Lender pursuant to the terms hereof from time   to time (the “Register”). The entries in the Register shall be conclusive absent   manifest error, and the Borrowers, the Administrative Agent, the Issuing Lender   and the Lenders shall treat each Person whose name is recorded in the Register   pursuant to the terms hereof as a Lender hereunder for all purposes of this   Agreement, notwithstanding notice to the contrary. The Register shall be   available for inspection by the Borrowers, the Issuing Lender and, solely with   respect to entries applicable to such Lender, any Lender, at any reasonable time   and from time to time upon reasonable prior notice. In no event shall the   Administrative Agent be obligated to ascertain, monitor or inquire as to whether   any prospective assignee is a Disqualified Lender. Notwithstanding the   foregoing, in no event shall the Administrative Agent be obligated to ascertain,   monitor or inquire as to whether any Lender is an Affiliated Lender nor shall the   Administrative Agent be obligated to monitor the aggregate amount of ABL   Term Loans or Incremental ABL Term Loans held by Affiliated Lenders. Upon   request by the Administrative Agent, the Borrower Representative shall use   commercially reasonable efforts to (i) promptly (and in any case, not less than   five Business Days (or such shorter period as agreed to by the Administrative   Agent) prior to the proposed effective date of any amendment, consent or   waiver pursuant to Subsection 11.1) provide to the Administrative Agent, a list   of, to the Borrower Representative’s knowledge, all Affiliated Lenders holding   ABL Term Loans or Incremental ABL Term Loans at the time of such notice   and (ii) not less than five Business Days (or shorter period as agreed to by the   Administrative Agent) prior to the proposed effective date of any amendment,   consent or waiver pursuant to Subsection 11.1, provide to the Administrative   Agent, a list of, to the Borrower Representative’s knowledge, all Affiliated Debt   Funds holding ABL Term Loans or Incremental ABL Term Loans at the time of   such notice.   Each Lender that sells a participation shall, acting for itself and,(v)   solely for this purpose, as an agent of the Borrowers, maintain a register on   which it enters the name and address of each Participant and the principal   amounts (and stated interest) of each Participant’s interest in the Loans or other   obligations under the Loan Documents (the “Participant Register”); provided   that no Lender shall have any obligation to disclose all or any portion of the   Participant Register to any Person (including the identity of any Participant or   any information relating to a Participant’s interest in any commitments, loans,   279   10066032231008166793v315
letters of credit or its other obligations under any Loan Document) except to the   extent that such disclosure is necessary (x) to establish that such commitment,   loan, letter of credit or other obligation is in registered form under Section   5f.103-1(c) of the United States Treasury Regulations or (y) for any Borrower   to enforce its rights hereunder. The entries in the Participant Register shall be   conclusive absent manifest error, and a Lender shall treat each person whose   name is recorded in the Participant Register as the owner of such participation   for all purposes of this Agreement notwithstanding any notice to the contrary.   Upon its receipt of a duly completed Assignment and Acceptance(vi)   executed by an assigning Lender (unless such assignment is being made in   accordance with Subsection 4.13(d), Subsection 4.15(c), or Subsection 11.1(g),   in which case the effectiveness of such Assignment and Acceptance shall not   require execution by the assigning Lender) and an Assignee, the Assignee’s   completed administrative questionnaire (unless the Assignee shall already be a   Lender hereunder), the processing and recordation fee referred to in this   Subsection 11.6(b) and any written consent to such assignment required by this   Subsection 11.6(b), the Administrative Agent shall accept such Assignment and   Acceptance, record the information contained therein in the Register and give   prompt notice of such assignment and recordation to the Borrower   Representative. No assignment shall be effective for purposes of this Agreement   unless it has been recorded in the Register as provided in this clause (vi).   On or prior to the effective date of any assignment pursuant to(vii)   this Subsection 11.6(b), the assigning Lender shall surrender to the   Administrative Agent any outstanding Notes held by it evidencing Loans or   Commitments, as applicable, which are being assigned. Any Notes surrendered   by the assigning Lender shall be returned by the Administrative Agent to the   Borrower Representative marked “cancelled”.   Notwithstanding the foregoing provisions of this Subsection 11.6(b) or any other   provision of this Agreement, if the Borrower Representative shall have consented thereto in   writing in its sole discretion, the Administrative Agent shall have the right, but not the   obligation, to effectuate assignments of Loans and Commitments via an electronic settlement   system acceptable to Administrative Agent and the Borrower Representative as designated in   writing from time to time to the Lenders by Administrative Agent (the “Settlement Service”).   At any time when the Administrative Agent elects, in its sole discretion, to implement such   Settlement Service, each such assignment shall be effected by the assigning Lender and   proposed Assignee pursuant to the procedures then in effect under the Settlement Service,   which procedures shall be subject to the prior written approval of the Borrower Representative   and shall be consistent with the other provisions of this Subsection 11.6(b). Each assigning   Lender and proposed Assignee shall comply with the requirements of the Settlement Service in   connection with effecting any assignment of Loans and Commitments pursuant to the   Settlement Service. Assignments and assumptions of the Loans and Commitments shall be   effected by the provisions otherwise set forth herein until the Administrative Agent notifies the   Lenders of the Settlement Service as set forth herein. The Borrower Representative may   280   10066032231008166793v315
withdraw its consent to the use of the Settlement Service at any time upon notice to the   Administrative Agent, and thereafter assignments and assumptions of the Loans and   Commitments shall be effected by the provisions otherwise set forth herein.   Furthermore, no Assignee, which as of the date of any assignment to it pursuant   to this Subsection 11.6(b) would be entitled to receive any greater payment under Subsection   4.10, 4.11, 4.12 or 11.5 than the assigning Lender would have been entitled to receive as of   such date under such Subsections with respect to the rights assigned, shall, notwithstanding   anything to the contrary in this Agreement, be entitled to receive such greater payments unless   the assignment was made after an Event of Default under Subsection 9.1(a) or 9.1(f) has   occurred and is continuing or the Borrower Representative has expressly consented in writing   to waive the benefit of this provision at the time of such assignment.   (i) Any Lender other than a Conduit Lender may, in the ordinary(c)   course of its business and in accordance with applicable law, without the consent of the   Borrower Representative or the Administrative Agent, sell participations (other than to any   Disqualified Lender, or a natural person or the Parent Borrower or any of the Parent   Borrower’s Affiliates or its Subsidiaries (other than Permitted Affiliated Assignees)) to one or   more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and   obligations under this Agreement (including all or a portion of its Commitments and the Loans   owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain   unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the   performance of such obligations, (C) such Lender shall remain the holder of any such Loan for   all purposes under this Agreement and the other Loan Documents, (D) the Borrower   Representative, the Administrative Agent, the Issuing Lender and the other Lenders shall   continue to deal solely and directly with such Lender in connection with such Lender’s rights   and obligations under this Agreement, (E) in the case of any participation to a Permitted   Affiliated Assignee, such participation shall be governed by the provisions of Subsection   11.6(h) (other than subclauses (i) and (iii) thereof) to the same extent as if each reference   therein to an assignment of a Loan were to a participation of a Loan and the references to   Affiliated Lender were to such Permitted Affiliated Assignee in its capacity as a participant, and   (F) the applicable Lender shall have provided the Parent Borrower with not less than five   Business Days’ advance notice of such participation. Any agreement pursuant to which a   Lender sells such a participation shall provide that such Lender shall retain the sole right to   enforce this Agreement and to approve any amendment, supplement, modification or waiver of   any provision of this Agreement; provided that such agreement may provide that such Lender   will not, without the consent of the Participant, agree to any amendment, supplement,   modification or waiver that (1) requires the consent of each Lender directly affected thereby   pursuant to clause (i) or (iii) of the second proviso to the second sentence of Subsection   11.1(a) and (2) directly affects such Participant. Subject to Subsection 11.6(c)(ii), each   Borrower agrees that each Participant shall be entitled to the benefits of (and shall have the   related obligations under) Subsections 4.10, 4.11, 4.12, 4.13, 4.15 and 11.5 to the same extent   as if it were a Lender and had acquired its interest by assignment pursuant to Subsection   11.6(b). To the extent permitted by law, each Participant also shall be entitled to the benefits   of Subsection 11.7(b) as though it were a Lender, provided that such Participant shall be   subject to Subsection 11.7(a) as though it were a Lender. Notwithstanding the foregoing, no   281   10066032231008166793v315
Lender shall be permitted to sell or maintain a participation under this Agreement to or with   any Disqualified Lender and any participation to a Person that is or at any time becomes a   Disqualified Lender shall be null and void, except to the extent the Borrower Representative   has expressly consented to such participation in writing; provided that if any such participation   by a Lender is subject to a sub-participation by such Disqualified Lender to a Person that is not   a Disqualified Lender or natural person, and such sub-participation if made as a participation   directly by such Lender would comply with Subsection 11.6, such sub-participant shall have the   right to assume all of the rights and obligations of such Disqualified Lender under such   participation and thereby become a Participant hereunder in substitution for such Disqualified   Lender (it being understood that such sub-participant shall, prior to the effectiveness of such   assumption, provide to such Lender that sold or maintained such participation all   documentation and information as is reasonably required by such Lender pursuant to “know   your customer” and anti-money laundering rules and regulations and execute and deliver an   appropriate assumption agreement to effect such substitution on terms and conditions mutually   agreed between such sub-participant and such Lender, and such Disqualified Lender shall   thereupon be deemed to have executed and delivered such assumption agreement). Any such   participation and Disqualified Lender not permitted prior to the foregoing sentence shall be   subject to the provisions of Subsection 11.6(j), except to the extent the Borrower   Representative has otherwise expressly consented in writing. Any attempted participation which   does not comply with Subsection 11.6 shall be null and void.   No Loan Party shall be obligated to make any greater payment(ii)   under Subsection 4.10, 4.11, 4.12 or 11.5 than it would have been obligated to   make in the absence of any participation, unless the sale of such participation is   made with the prior written consent of the Borrower Representative and the   Borrower Representative expressly waives the benefit of this provision at the   time of such participation. Any Participant that is not incorporated under the   laws of the United States of America or a state thereof shall not be entitled to   the benefits of Subsection 4.11 unless such Participant complies with Subsection   4.11(b) and provides the forms and certificates referenced therein to the Lender   that granted such participation.   Any Lender, without the consent of the Borrower Representative or the(d)   Administrative Agent, may at any time pledge or assign a security interest in all or any portion   of its rights under this Agreement to secure obligations of such Lender, including any pledge or   assignment to secure obligations to a Federal Reserve Bank or central bank of a member state   of the European Union, and this Subsection 11.6 shall not apply to any such pledge or   assignment of a security interest; provided that no such pledge or assignment of a security   interest shall release a Lender from any of its obligations hereunder or substitute (by   foreclosure or otherwise) any such pledgee or Assignee for such Lender as a party hereto.   No assignment or participation made or purported to be made to any(e)   Assignee or Participant shall be effective without the prior written consent of the Borrower   Representative if it would require any Borrower to make any filing with any Governmental   Authority or qualify any Loan or Note under the laws of any jurisdiction, and the Borrower   Representative shall be entitled to request and receive such information and assurances as it   282   10066032231008166793v315

may reasonably request from any Lender or any Assignee or Participant to determine whether   any such filing or qualification is required or whether any assignment or participation is   otherwise in accordance with applicable law.   Notwithstanding the foregoing, any Conduit Lender may assign any or all(f)   of the Loans it may have funded hereunder to its designating Lender without the consent of the   Borrower Representative or the Administrative Agent and without regard to the limitations set   forth in Subsection 11.6(b). Each Borrower, each Lender and the Administrative Agent hereby   confirms that it will not institute against a Conduit Lender or join any other Person in   instituting against a Conduit Lender any domestic or foreign bankruptcy, reorganization,   arrangement, insolvency or liquidation proceeding under any state, federal or provincial   bankruptcy or similar law, for one year and one day after the payment in full of the latest   maturing commercial paper note issued by such Conduit Lender; provided, however, that each   Lender designating any Conduit Lender hereby agrees to indemnify, save and hold harmless   each other party hereto for any loss, cost, damage or expense arising out of its inability to   institute such a proceeding against such Conduit Lender during such period of forbearance.   Each such indemnifying Lender shall pay in full any claim received from each such Borrower   pursuant to this Subsection 11.6(f) within 30 Business Days of receipt of a certificate from a   Responsible Officer of the Borrower Representative specifying in reasonable detail the cause   and amount of the loss, cost, damage or expense in respect of which the claim is being   asserted, which certificate shall be conclusive absent manifest error. Without limiting the   indemnification obligations of any indemnifying Lender pursuant to this Subsection 11.6(f), in   the event that the indemnifying Lender fails timely to compensate each such Borrower for such   claim, any Loans held by the relevant Conduit Lender shall, if requested by the Borrower   Representative, be assigned promptly to the Lender that administers the Conduit Lender and   the designation of such Conduit Lender shall be void.   If the Borrower Representative wishes to replace the Loans or(g)   Commitments under any Facility with ones having different terms, it shall have the option, with   the consent of the Administrative Agent and subject to at least three Business Days’ (or such   shorter period as agreed to by the Administrative Agent in its reasonable discretion) advance   notice to the Lenders under such Facility, instead of prepaying the Loans or reducing or   terminating the Commitments to be replaced, to (i) require the Lenders under such Facility to   assign such Loans or Commitments to the Administrative Agent or its designees and (ii) amend   the terms thereof in accordance with Subsection 11.1. Pursuant to any such assignment, (x) all   Loans to be replaced shall be purchased at par (allocated among the Lenders under such   Facility in the same manner as would be required if such Loans were being optionally prepaid),   accompanied by payment of any accrued interest and fees thereon and any amounts owing   pursuant to Subsection 4.12 and (y) all Commitments to be replaced shall be allocated among   the Lenders under such Facility in the same manner as would be required if such Commitments   were being optionally reduced or terminated by the Borrowers, accompanied by payment of   any accrued fees thereon and any amounts owing pursuant to Subsection 4.12. By receiving   such purchase price (including accrued interest, fees and indemnity payments), the Lenders   under such Facility shall automatically be deemed to have assigned the Loans or Commitments   under such Facility pursuant to the terms of the form of the Assignment and Acceptance, the   Administrative Agent shall record such assignment in the Register and accordingly no other   283   10066032231008166793v315
action by such Lenders shall be required in connection therewith. The provisions of this   clause (g) are intended to facilitate the maintenance of the perfection and priority of existing   security interests in the Collateral during any such replacement.   (i) Notwithstanding anything to the contrary in this Agreement, with(h)   respect to any assignment to or by an Affiliated Lender that is not an Affiliated Debt Fund:   such Affiliated Lender and such other Lender shall execute and(1)   deliver to the Administrative Agent an assignment agreement substantially in the   form of Exhibit R hereto (an “Affiliated Lender Assignment and Assumption”)   and the Administrative Agent shall record such assignment in the Register;   at the time of such assignment after giving effect to such(2)   assignment, (x) the aggregate principal amount of all ABL Term Loans held (or   participated in) by Affiliated Lenders that are not Affiliated Debt Funds shall not   exceed 15.0% of the aggregate principal amount of all ABL Term Loans   outstanding under this Agreement and (y) the aggregate amount of all   Commitments held by Affiliated Lenders that are not Affiliated Debt Funds shall   not exceed 15.0% of the aggregate amount of all Commitments (such applicable   threshold in clause (x) or (y) above, the “Affiliated Lender Cap”) outstanding   under this Agreement; provided that to the extent any assignment to an   Affiliated Lender would result in the aggregate amount of all Commitments or   ABL Term Loans, as applicable, held by Affiliated Lenders exceeding the   Affiliated Lender Cap, the assignment of such excess amount will be void ab   initio;   any such ABL Term Loans acquired by (x) Holdings, the Parent(3)   Borrower or a Restricted Subsidiary shall be retired or cancelled promptly upon   the acquisition thereof and (y) an Affiliated Lender may, with the consent of the   Borrower Representative, be contributed to the Parent Borrower, whether   through a Parent Entity or otherwise, and exchanged for debt or equity   securities of the Parent Borrower or such Parent Entity that are otherwise   permitted to be issued at such time pursuant to the terms of this Agreement, so   long as any ABL Term Loans so acquired by the Parent Borrower shall be   retired and cancelled promptly upon the acquisition thereof;   [reserved]; and(4)   each Lender making such assignment to, or taking such(5)   assignment from, such Affiliated Lender acknowledges and agrees that in   connection with such assignment, (1) such Affiliated Lender and/or its Affiliates   then may have, and later may come into possession of information regarding the   Loans or the Loan Parties hereunder that is not known to such Lender and that   may be material to a decision by such Lender to enter into such assignment   (“Excluded Information”), (2) such Lender has independently and, without   reliance on the Affiliated Lender, Holdings, the Parent Borrower or any of its   Subsidiaries, the Administrative Agent or any other Lender or any of their   284   10066032231008166793v315
respective Affiliates, has made its own analysis and determination to enter into   such assignment notwithstanding such Lender’s lack of knowledge of the   Excluded Information and (3) none of the Affiliated Lender, Holdings, the   Parent Borrower and its Subsidiaries, the Administrative Agent, the other   Lenders or any of their respective Affiliates shall have any liability to such   Lender, and such Lender hereby waives and releases, to the extent permitted by   law, any claims such Lender may have against the Affiliated Lender, Holdings,   the Parent Borrower or its Subsidiaries, the Administrative Agent, the other   Lenders and their respective Affiliates, under applicable laws or otherwise, with   respect to the nondisclosure of the Excluded Information. Each Lender entering   into such an assignment further acknowledges that the Excluded Information   may not be available to the Administrative Agent or the other Lenders.   Each Affiliated Lender agrees to notify the Administrative Agent promptly (and   in any event within 10 Business Days) if it acquires any Person who is also a Lender, and each   Lender agrees to notify the Administrative Agent promptly (and in any event within 10   Business Days) if it becomes an Affiliated Lender.   Notwithstanding anything to the contrary in this Agreement, no(ii)   Affiliated Lender that is not an Affiliated Debt Fund shall have any right to   (A) attend (including by telephone) any meeting or discussions (or portion   thereof) among the Administrative Agent or any Lender to which representatives   of the Loan Parties are not invited, (B) receive any information or material   prepared by the Administrative Agent or any Lender or any communication by   or among the Administrative Agent and/or one or more Lenders, except to the   extent such information or materials have been made available to the Borrower   Representative or its representatives or (C) receive advice of counsel to the   Administrative Agent, the Collateral Agent or any other Lender or challenge   their attorney client privilege.   Notwithstanding anything in Subsection 11.1 or the definition of(iii)   “Required Lenders” to the contrary, for purposes of determining whether the   Required Lenders, all affected Lenders or all Lenders have (A) consented (or   not consented) to any amendment or waiver of any provision of this Agreement   or any other Loan Document or any departure by any Loan Party therefrom,   (B) otherwise acted on any matter related to any Loan Document, or   (C) directed or required the Administrative Agent or any Lender to undertake   any action (or refrain from taking any action) with respect to or under any Loan   Document, an Affiliated Lender that is not an Affiliated Debt Fund shall be   deemed to have voted its interest as a Lender without discretion in the same   proportion as the allocation of voting with respect to such matter by Lenders   who are not such Affiliated Lenders; provided that, (I) to the extent Lenders are   being compensated by the Borrowers for consenting to an amendment,   modification, waiver or any other action, each Affiliated Lender who has been   deemed to have voted its Loans in accordance with this Subsection 11.6(h)(iii)   shall be entitled to be compensated on the same basis as each consenting Lender   285   10066032231008166793v315
as if it had voted all of its Loans in favor of the applicable amendment,   modification, waiver or other action); (II) no amendment, modification, waiver,   consent or other action with respect to any Loan Document shall deprive such   Affiliated Lender of its ratable share of any payments of Loans of any class or   ABL Term Loans to which such Affiliated Lender is entitled under the Loan   Documents without such Affiliated Lender providing its consent; and (III) such   Affiliated Lender shall have the right to approve any amendment, modification,   waiver or consent that (x) disproportionately and adversely affects such   Affiliated Lender in its capacity as a Lender or affects such Affiliated Lender   differently in its capacity as a Lender than other Lenders or (y) is of the type   described in Subsections 11.1(a)(i) through (xxi) (other than subclauses (v) and   (vi)); and in furtherance of the foregoing, (x) the Affiliated Lender agrees to   execute and deliver to the Administrative Agent any instrument reasonably   requested by the Administrative Agent to evidence the voting of its interest as a   Lender in accordance with the provisions of this Subsection 11.6(h)(iii);   provided that if the Affiliated Lender fails to promptly execute such instrument   such failure shall in no way prejudice any of the Administrative Agent’s rights   under this Subsection 11.6(h)(iii) and (y) the Administrative Agent is hereby   appointed (such appointment being coupled with an interest) by such Affiliated   Lender as such Affiliated Lender’s attorney-in-fact, with full authority in the   place and stead of such Affiliated Lender and in the name of such Affiliated   Lender, from time to time in the Administrative Agent’s discretion to take any   action and to execute any instrument that the Administrative Agent may deem   reasonably necessary to carry out the provisions of this Subsection 11.6(h)(iii).   Each Affiliated Lender that is not an Affiliated Debt Fund, solely(iv)   in its capacity as a Lender, hereby agrees, and each Affiliated Lender   Assignment and Assumption agreement shall provide a confirmation that, if   Holdings, the Borrowers or any Restricted Subsidiary shall be subject to any   voluntary or involuntary bankruptcy, reorganization, insolvency or liquidation   proceeding (each, a “Bankruptcy Proceeding”), (i) such Affiliated Lender shall   not take any step or action in such Bankruptcy Proceeding to object to, impede,   or delay the exercise of any right or the taking of any action by the   Administrative Agent (or the taking of any action by a third party that is   supported by the Administrative Agent) in relation to such Affiliated Lender’s   claim with respect to its ABL Term Loans (“Claim”) (including objecting to any   debtor in possession financing, use of cash collateral, grant of adequate   protection, sale or disposition, compromise, or plan of reorganization) so long as   such Affiliated Lender in its capacity as a Lender is treated in connection with   such exercise or action on the same or better terms as the other Lenders and (ii)   with respect to any matter requiring the vote of Lenders during the pendency of   a Bankruptcy Proceeding (including voting on any plan of reorganization), the   ABL Term Loans held by such Affiliated Lender (and any Claim with respect   thereto) shall be deemed to be voted in accordance with Subsection 11.6(h)(iii)   above, so long as such Affiliate Lender in its capacity as a Lender is treated in   connection with the exercise of such right or taking of such action on the same   286   10066032231008166793v315

or better terms as the other Lenders. For the avoidance of doubt, the Lenders   and each Affiliated Lender that is not an Affiliated Debt Fund agree and   acknowledge that the provisions set forth in this Subsection 11.6(h)(iv) and the   related provisions set forth in each Affiliated Lender Assignment and   Assumption constitute a “subordination agreement” as such term is contemplated   by, and utilized in, Section 510(a) of the United States Bankruptcy Code, and,   as such, it is their intention that this Subsection 11.6(h)(iv) would be enforceable   for all purposes in any case where Holdings, the Parent Borrower or any   Restricted Subsidiary has filed for protection under any law relating to   bankruptcy, insolvency or reorganization or relief of debtors applicable to   Holdings, the Parent Borrower or such Restricted Subsidiary, as applicable.   Each Affiliated Lender that is not an Affiliated Debt Fund hereby irrevocably   appoints the Administrative Agent (such appointment being coupled with an   interest) as such Affiliated Lender’s attorney-in-fact, with full authority in the   place and stead of such Affiliated Lender and in the name of such Affiliated   Lender (solely in respect of Loans, Commitments, ABL Term Loans and   participations therein and not in respect of any other claim or status such   Affiliated Lender may otherwise have), from time to time in the Administrative   Agent’s discretion to take any action and to execute any instrument that the   Administrative Agent may deem reasonably necessary to carry out the provisions   of this Subsection 11.6(h)(iv).   Each Lender making an assignment to, or taking an assignment(v)   from, an Affiliated Lender acknowledges and agrees that in connection with such   assignment, (1) such Affiliated Lender then may have, and later may come into   possession of Excluded Information, (2) such Lender has independently and,   without reliance on the Affiliated Lender, Holdings, the Parent Borrower, any of   its Subsidiaries, the Administrative Agent or any of their respective Affiliates,   has made its own analysis and determination to enter into such assignment   notwithstanding such Lender’s lack of knowledge of the Excluded Information   and (3) none of the Parent Entity, the Parent Borrower, its Subsidiaries, the   Administrative Agent, or any of their respective Affiliates shall have any liability   to such Lender, and such Lender hereby waives and releases, to the extent   permitted by law, any claims such Lender may have against the Parent Entity,   the Parent Borrower, its Subsidiaries, the Administrative Agent, and their   respective Affiliates, under applicable laws or otherwise, with respect to the   nondisclosure of the Excluded Information. Each Lender entering into such an   assignment further acknowledges that the Excluded Information may not be   available to the Administrative Agent or the other Lenders.   Notwithstanding anything to the contrary in this Agreement, Subsection(i)   11.1 or the definition of “Required Lenders” (x) with respect to any assignment or participation   to or by an Affiliated Debt Fund, such assignment or participation shall be made pursuant to an   open market purchase and (y) for purposes of determining whether the Required Lenders have   (i) consented (or not consented) to any amendment, supplement, modification, waiver, consent   or other action with respect to any of the terms of any Loan Document or any departure by   287   10066032231008166793v315
any Loan Party therefrom, (ii) otherwise acted on any matter related to any Loan Document,   or (iii) directed or required the Administrative Agent, Collateral Agent or any Lender to   undertake any action (or refrain from taking any action) with respect to or under any Loan   Document, all ABL Term Loans held by Affiliated Debt Funds may not account for more than   50.0% of the ABL Term Loans of consenting Lenders included in determining whether the   Required Lenders have consented to any action pursuant to Subsection 11.1.   (i) Notwithstanding anything contained in this Agreement or any other(j)   Loan Document to the contrary, if any Lender or Participant at any time is or becomes a   Disqualified Lender, then for so long as such Lender or Participant shall be a Disqualified   Lender, the provisions of this Subsection 11.6(j) shall apply with respect to such Disqualified   Lender unless the Borrower Representative shall have otherwise expressly consented in writing   in its sole discretion (and regardless of whether the Borrower Representative shall have   consented to any assignment or participation to such Lender or Participant).   Any Disqualified Lender shall be bound by the provisions of, but(ii)   shall not have any rights or remedies or be a beneficiary (whether as a Lender, a   Participant or otherwise) under or with respect to, this Agreement or any other   Loan Document. Without limiting the foregoing, a Disqualified Lender (1) shall   not be entitled to and shall have no right to receive any payment in respect of   principal (other than with respect to payments of principal on the maturity date   for the applicable Tranche), interest, fees, costs, expenses or any other amount   under or in respect of any Loan Document, including but not limited to pursuant   to Subsection 2.6, 2.7, 2.8, 4.4, 4.5(b), 4.9, 4.10, 4.11, 4.12, 4.13(d), 11.1(g) or   11.6 of this Agreement, Subsection 9.4 of the U.S. Guarantee and Collateral   Agreement, Subsection 9.4 of the Canadian Guarantee and Collateral Agreement   or any similar provision of any other Loan Document, and (2) shall be deemed   not to be (w) a Secured Party (as defined in the U.S. Guarantee and Collateral   Agreement, the Canadian Guarantee and Collateral Agreement or any other   applicable Security Document) under or in respect of any Loan Document, (x) a   Cash Flow Secured Party (as defined in the ABL/Cash Flow Intercreditor   Agreement) under or in respect of the ABL/Cash Flow Intercreditor Agreement,   (y) an Original Senior Lien Creditor (as defined in any Junior Lien Intercreditor   Agreement) under or in respect of such Junior Lien Intercreditor Agreement or   (z) the analogous party under or in respect of any Other Intercreditor   Agreement. No fees or interest shall accrue for the account of a Disqualified   Lender (except solely for interest payable to a permitted assignee thereof   following an assignment to such assignee (1) pursuant to and as expressly   provided in Subsection 11.6(b) and (2) pursuant to and as expressly provided in   Subsection 11.6(j)(iv) below).   No Disqualified Lender shall have any right to approve,(iii)   disapprove or consent to any amendment, supplement, waiver or modification of   this Agreement or any other Loan Document or any term hereof or thereof. In   determining whether the requisite Lender or Lenders have consented to any such   amendment, supplement, waiver or modification, and in determining the   288   10066032231008166793v315
Required Lenders for any purpose under or in respect of any Loan Document,   any Lender that is a Disqualified Lender (and the Loans and/or Commitments of   such Disqualified Lender) shall be excluded and disregarded. Each such   amendment, supplement, waiver or modification shall be binding and effective as   to each Disqualified Lender.   The Borrower Representative shall have the right (A) at the sole(iv)   expense of any Lender that is a Disqualified Lender and/or the Person that   assigned its Commitments and/or Loans to such Disqualified Lender, to seek to   replace or terminate such Disqualified Lender as a Lender by causing such   Lender to (and such Lender shall be obligated to) assign any or all of its   Commitments and/or Loans and its rights and obligations under this Agreement   to one or more assignees (which may, at the Borrower Representative’s sole   option, be or include any Parent Entity, the Borrower Representative or any   Subsidiary); provided that (1) the Administrative Agent shall not have any   obligation to the Borrower Representative to find such a replacement Lender,   (2) the Borrower Representative shall not have any obligation to such   Disqualified Lender or any other Person to find such a replacement Lender or   accept or consent to any such assignment to itself or any other Person and (3)   the assignee (or, at its option, the Borrower Representative) shall pay to such   Disqualified Lender concurrently with such assignment an amount (which   payment shall be deemed payment in full) equal to the lesser of (x) the face   principal amount of the Loans so assigned, (y) the amount that such Disqualified   Lender paid to acquire such Commitments and/or Loans, and (z) the most   recently available quoted price for such Commitments and/or Loans (as   determined by the Borrower Representative in good faith, which determination   shall be conclusive, the “Trading Price”), in each case without interest thereon   (it being understood that if the effective date of such assignment is not an   Interest Payment Date, such assignee shall be entitled to receive on the next   succeeding Interest Payment Date interest on the principal amount of the Loans   so assigned that has accrued and is unpaid from the Interest Payment Date last   preceding such effective date (except as may be otherwise agreed between such   assignee and the Borrower Representative)), or (B) to prepay any Loans held by   such Disqualified Lender, in whole or in part, by paying an amount (which   payment shall be deemed payment in full) equal to the lesser of (x) the face   principal amount of the Loans so prepaid, (y) the amount that such Disqualified   Lender paid to acquire such Loans, and (z) the Trading Price for such Loans (in   each case without interest thereon), and if applicable, terminate the   Commitments of such Disqualified Lender, in whole or in part. In connection   with any such replacement, (1) if the Disqualified Lender does not execute and   deliver to the Administrative Agent a duly completed Assignment and   Acceptance and/or any other documentation necessary or appropriate (in the   good faith determination of the Administrative Agent or the Borrower   Representative, which determination shall be conclusive) to reflect such   replacement by the later of (a) the date on which the replacement Lender   executes and delivers such Assignment and Acceptance and/or such other   289   10066032231008166793v315
documentation and (b) the date as of which the Disqualified Lender shall be paid   by the assignee Lender (or, at its option, the Borrower Representative) the   amount required pursuant to this Subsection 11.6(j)(iv)(B), then such   Disqualified Lender shall be deemed to have executed and delivered such   Assignment and Acceptance and/or such other documentation as of such date   and the Borrower Representative shall be entitled (but not obligated) to execute   and deliver such Assignment and Acceptance and/or such other documentation   on behalf of such Disqualified Lender, and the Administrative Agent shall record   such assignment in the Register, (2) each Lender (whether or not then a party   hereto) agrees to disclose to the Borrower Representative the amount that the   applicable Disqualified Lender paid to acquire Commitments and/or Loans from   such Lender and (3) each Lender that is a Disqualified Lender agrees to disclose   to the Borrower Representative the amount it paid to acquire the Commitments   and/or Loans held by it.   No Disqualified Lender (whether as a Lender, a Participant or(v)   otherwise) shall have any right to (A) receive any information or material made   available to any Lender or the Administrative Agent hereunder or under any   other Loan Document, (B) have access to any Internet or intranet website to   which any of the Lenders and the Administrative Agent have access (whether a   commercial, third-party or other website or whether sponsored by the   Administrative Agent, the Borrower Representative or otherwise), (C) attend   (including by telephone) or otherwise participate in any meeting or discussions   (or portions thereof) among or with any of the Borrower Representative, the   Administrative Agent and/or one or more Lenders, (D) receive any information   or material prepared by the Borrower Representative, the Administrative Agent   and/or one or more Lenders or (E) receive advice of counsel to the   Administrative Agent, the Collateral Agent or any other Lender or challenge   their attorney client privilege. Any Disqualified Lender shall not solicit or seek   to obtain any such information or material. If at any time any Disqualified   Lender receives or possesses any such information or material, such Disqualified   Lender shall (1) notify the Borrower Representative as soon as possible that   such information or material has become known to it or came into its   possession, (2) immediately return to the Borrower Representative or, at the   option of the Borrower Representative, destroy (and confirm to the Borrower   Representative such destruction) such information or material, together with any   notes, analyses, compilations, forecasts, studies or other documents related   thereto which it or its advisors prepared and (3) keep such information or   material confidential and shall not utilize such information or material for any   purpose. Each Lender (whether or not then a party hereto) agrees to notify the   Borrower Representative as soon as possible if it becomes aware that (x) it   made an assignment to or has a participation with a Disqualified Lender or (y)   any such Disqualified Lender has received any such information of materials.   The rights and remedies of the Borrower Representative provided(vi)   herein are cumulative and are not exclusive of any other rights and remedies   290   10066032231008166793v315

provided to the Borrower Representative at law or in equity, and the Borrower   Representative shall be entitled to pursue any remedy available to it against any   Lender that has (or has purported to have) made an assignment or sold or   maintained a participation to or with a Disqualified Lender or against any   Disqualified Lender. In no event shall the Administrative Agent be obligated to   ascertain, monitor or inquire as to whether any prospective assignee pursuant to   Subsection 11.6(b) is a Disqualified Lender or have any liability with respect to   or arising out of any assignment or participation of Loans by the Lenders or   disclosure of confidential information by the Lenders, in each case, to any   Disqualified Lender; provided that, unless the Borrower Representative has   consented to an assignment to an applicable Disqualified Lender, this sentence   shall not relieve the Administrative Agent of any liability arising from the bad   faith, gross negligence or willful misconduct of the Administrative Agent (as   determined by a court of competent jurisdiction in a final and non-appealable   decision).   Notwithstanding any other provision of this Agreement, any other(vii)   Loan Document, any Assignment and Acceptance or any other document, the   provisions of this Subsection 11.6(j) shall apply and survive with respect to each   Lender, Participant and Disqualified Lender notwithstanding that any such   Person may have ceased to be a Lender or Participant (or any purported   participation to any such Disqualified Lender shall be void) hereunder or this   Agreement may have been terminated.   Adjustments; Set-offSetoff; Calculations; Computations. (a) If any11.7   Lender (a “U.S. Benefited Lender”) shall at any time receive any payment of all or part of its   U.S. Facility Revolving Credit Loans or the Reimbursement Obligations in respect of U.S.   Facility Letters of Credit owing to it, or interest thereon, or receive any collateral in respect   thereof (whether voluntarily or involuntarily, by set-offsetoff, pursuant to events or proceedings   of the nature referred to in Subsection 9.1(f), or otherwise (except pursuant to Subsection 2.6,   2.7, 2.8, 4.4, 4.5(b), 4.9, 4.10, 4.11, 4.12, 4.13(d), 11.1(g) or 11.6)), in a greater proportion   than any such payment to or collateral received by any other Lender, if any, in respect of such   other Lender’s U.S. Facility Revolving Credit Loans or the Reimbursement Obligations in   respect of U.S. Facility Letters of Credit, as the case may be, owing to it, or interest thereon,   such U.S. Benefited Lender shall purchase for cash from the other Lenders an interest (by   participation, assignment or otherwise) in such portion of each such other Lender’s U.S.   Facility Revolving Credit Loans or the Reimbursement Obligations in respect of U.S. Facility   Letters of Credit, as the case may be, owing to it, or shall provide such other Lenders with the   benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such   U.S. Benefited Lender to share the excess payment or benefits of such collateral or proceeds   ratably with each of the Lenders; provided, however, that if all or any portion of such excess   payment or benefits is thereafter recovered from such U.S. Benefited Lender, such purchase   shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery,   but without interest. If any Lender (a “FILO Benefited Lender”) shall at any time receive any   payment of all or part of its FILO Facility Revolving Credit Loans, or interest thereon, or   receive any collateral in respect thereof (whether voluntarily or involuntarily, by setoff,   291   10066032231008166793v315
pursuant to events or proceedings of the nature referred to in Subsection 9.1(f), or otherwise   (except pursuant to Subsection 2.6, 2.7, 2.8, 4.4, 4.5(b), 4.9, 4.10, 4.11, 4.12, 4.13(d), 11.1(g)   or 11.6)), in a greater proportion than any such payment to or collateral received by any other   Lender, if any, in respect of such other Lender’s FILO Facility Revolving Credit Loans, or   interest thereon, such FILO Benefited Lender shall purchase for cash from the other Lenders   an interest (by participation, assignment or otherwise) in such portion of each such other   Lender’s FILO Facility Revolving Credit Loans, or shall provide such other Lenders with the   benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such   FILO Benefited Lender to share the excess payment or benefits of such collateral or proceeds   ratably with each of the Lenders; provided, however, that if all or any portion of such excess   payment or benefits is thereafter recovered from such FILO Benefited Lender, such purchase   shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery,   but without interest. If any Lender (a “Canadian Benefited Lender”) shall at any time receive   any payment of all or part of its Canadian Facility Revolving Credit Loans or the   Reimbursement Obligations in respect of Canadian Facility Letters of Credit owing to it, or   interest thereon, or receive any collateral in respect thereof (whether voluntarily or   involuntarily, by set-offsetoff, pursuant to events or proceedings of the nature referred to in   Subsection 9.1(f), or otherwise (except pursuant to Subsection 2.6, 2.7, 2.8, 4.4, 4.5(b), 4.9,   4.10, 4.11, 4.12, 4.13(d), 11.1(g) or 11.6)), in a greater proportion than any such payment to   or collateral received by any other Lender, if any, in respect of such other Lender’s Canadian   Facility Revolving Credit Loans or the Reimbursement Obligations in respect of Canadian   Facility Letters of Credit, as the case may be, owing to it, or interest thereon, such Canadian   Benefited Lender shall purchase for cash from the other Lenders an interest (by participation,   assignment or otherwise) in such portion of each such other Lender’s Canadian Facility   Revolving Credit Loans or the Reimbursement Obligations in respect of Canadian Facility   Letters of Credit, as the case may be, owing to it, or shall provide such other Lenders with the   benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such   Canadian Benefited Lender to share the excess payment or benefits of such collateral or   proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such   excess payment or benefits is thereafter recovered from such Canadian Benefited Lender, such   purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such   recovery, but without interest.   In addition to any rights and remedies of the Lenders provided by law,(b)   each Lender shall have the right, without prior notice to the Borrower Representative, any such   notice being expressly waived by the Borrower Representative to the extent permitted by   applicable law, upon the occurrence of an Event of Default under Subsection 9.1(a) to set-   offsetoff and appropriate and apply against any amount then due and payable under Subsection   9.1(a) by such Borrower any and all deposits (general or special, time or demand, provisional   or final), in any currency, and any other credits, indebtedness or claims, in any currency, in   each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time   held or owing by such Lender or any branch or agency thereof to or for the credit or the   account of such Borrower. Each Lender agrees promptly to notify the Borrower   Representative and the Administrative Agent after any such set-offsetoff and application made   292   10066032231008166793v315
by such Lender, provided that the failure to give such notice shall not affect the validity of   such set-offsetoff and application.   Judgment. (a) If, for the purpose of obtaining or enforcing judgment11.8   against any Loan Party in any court in any jurisdiction, it becomes necessary to convert into   any other currency (such other currency being hereinafter in this Subsection 11.8 referred to as   the “Judgment Currency”) an amount due under any Loan Document in any currency (the   “Obligation Currency”) other than the Judgment Currency, the conversion shall be made at the   rate of exchange prevailing on the Business Day immediately preceding the date of actual   payment of the amount due, in the case of any proceeding in the courts of any other   jurisdiction that will give effect to such conversion being made on such date, or the date on   which the judgment is given, in the case of any proceeding in the courts of any other   jurisdiction (the applicable date as of which such conversion is made pursuant to this   Subsection 11.8 being hereinafter in this Subsection 11.8 referred to as the “Judgment   Conversion Date”).   If, in the case of any proceeding in the court of any jurisdiction referred(b)   to in Subsection 11.8(a), there is a change in the rate of exchange prevailing between the   Judgment Conversion Date and the date of actual receipt for value of the amount due, the   applicable Loan Party shall pay such additional amount (if any, but in any event not a lesser   amount) as may be necessary to ensure that the amount actually received in the Judgment   Currency, when converted at the rate of exchange prevailing on the date of payment, will   produce the amount of the Obligation Currency which could have been purchased with the   amount of the Judgment Currency stipulated in the judgment or judicial order at the rate of   exchange prevailing on the Judgment Conversion Date. Any amount due from any Loan Party   under this Subsection 11.8(b) shall be due as a separate debt and shall not be affected by   judgment being obtained for any other amounts due under or in respect of any of the Loan   Documents.   The term “rate of exchange” in this Subsection 11.8 means the rate of(c)   exchange at which the Administrative Agent, on the relevant date at or about 12:00 noon   (New York City time), would be prepared to sell, in accordance with its normal course foreign   currency exchange practices, the Obligation Currency against the Judgment Currency.   Counterparts. This Agreement may be executed by one or more of the11.9   parties to this Agreement in any number of separate counterparts (including by facsimile and   other electronic transmission), and all of such counterparts taken together shall be deemed to   constitute one and the same instrument. A set of the copies of this Agreement signed by all   the parties shall be delivered to the Borrower Representative and the Administrative Agent.   Severability. Any provision of this Agreement which is prohibited or11.10   unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of   such prohibition or unenforceability without invalidating the remaining provisions hereof, and   any such prohibition or unenforceability in any jurisdiction shall not invalidate or render   unenforceable such provision in any other jurisdiction.   293   10066032231008166793v315
Integration. This Agreement and the other Loan Documents represent11.11   the entire agreement of each of the Loan Parties party hereto, the Administrative Agent and the   Lenders with respect to the subject matter hereof, and there are no promises, undertakings,   representations or warranties by any of the Loan Parties party hereto, the Administrative Agent   or any Lender relative to the subject matter hereof not expressly set forth or referred to herein   or in the other Loan Documents.   Governing Law. THIS AGREEMENT AND ANY NOTES AND THE11.12   RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND   ANY NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN   ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING   EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT   SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY   STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS   OF ANOTHER JURISDICTION.   Submission to Jurisdiction; Waivers.11.13   Each party hereto hereby irrevocably and unconditionally:(a)   submits for itself and its property in any legal action or(i)   proceeding relating to this Agreement and the other Loan Documents to which   it is a party to the exclusive general jurisdiction of the Supreme Court of the   State of New York for the County of New York (the “New York Supreme   Court”), and the United States District Court for the Southern District of New   York (the “Federal District Court”, and together with the New York Supreme   Court, the “New York Courts”) and appellate courts from either of them;   provided that nothing in this Agreement shall be deemed or operate to preclude   (i) any Agent from bringing suit or taking other legal action in any other   jurisdiction to realize on the Collateral or any other security for the Obligations   (in which case any party shall be entitled to assert any claim or defense,   including any claim or defense that this Subsection 11.13 would otherwise   require to be asserted in a legal action or proceeding in a New York Court), or   to enforce a judgment or other court order in favor of the Administrative Agent   or the Collateral Agent, (ii) any party from bringing any legal action or   proceeding in any jurisdiction for the recognition and enforcement of any   judgment, (iii) if all such New York Courts decline jurisdiction over any Person,   or decline (or in the case of the Federal District Court, lack) jurisdiction over   any subject matter of such action or proceeding, a legal action or proceeding   may be brought with respect thereto in another court having jurisdiction and (iv)   in the event a legal action or proceeding is brought against any party hereto or   involving any of its assets or property in another court (without any collusive   assistance by such party or any of its Subsidiaries or Affiliates), such party from   asserting a claim or defense (including any claim or defense that this Subsection   11.13(a) would otherwise require to be asserted in a legal proceeding in a New   York Court) in any such action or proceeding.   294   10066032231008166793v315

consents that any such action or proceeding may be brought in(ii)   such courts and waives any objection that it may now or hereafter have to the   venue of any such action or proceeding in any such court or that such action or   proceeding was brought in an inconvenient forum and agrees not to plead or   claim the same;   agrees that service of process in any such action or proceeding(iii)   may be effected by mailing a copy thereof by registered or certified mail (or any   substantially similar form of mail), postage prepaid, to the Borrower   Representative, the applicable Lender or the Administrative Agent, as the case   may be, at the address specified in Subsection 11.2 or at such other address of   which the Administrative Agent, any such Lender and any the Borrower   Representative shall have been notified pursuant thereto;   agrees that nothing herein shall affect the right to effect service of(iv)   process in any other manner permitted by law or (subject to clause (a) above)   shall limit the right to sue in any other jurisdiction; and   waives, to the maximum extent not prohibited by law, any right it(v)   may have to claim or recover in any legal action or proceeding referred to in   this Subsection 11.13 any consequential or punitive damages.   Each Canadian Borrower hereby agrees to irrevocably and(b)   unconditionally appoint an agent for service of process located in The City of New York (the   “New York Process Agent”), reasonably satisfactory to the Administrative Agent, as its agent   to receive on behalf of such Canadian Borrower and its property service of copies of the   summons and complaint and any other process which may be served in any action or   proceeding in any such New York State or Federal court described in paragraph (a) of this   Subsection 11.13 and agrees promptly to appoint a successor New York Process Agent in The   City of New York (which successor New York Process Agent shall accept such appointment in   a writing reasonably satisfactory to the Administrative Agent) prior to the termination for any   reason of the appointment of the initial New York Process Agent. Each of the Canadian   Borrowers hereby appoints Pisces Midco, Inc. as the initial New York Process Agent. In any   action or proceeding in New York State or Federal court, service may be made on a Canadian   Borrower by delivering a copy of such process to such Canadian Borrower in care of the New   York Process Agent at the New York Process Agent’s address and by depositing a copy of   such process in the mails by certified or registered air mail, addressed to such Canadian   Borrower at its address specified in Subsection 11.2 with (if applicable) a copy to the   Borrower Representative (such service to be effective upon such receipt by the New York   Process Agent and the depositing of such process in the mails as aforesaid). Each of the   Canadian Borrowers hereby irrevocably and unconditionally authorizes and directs the New   York Process Agent to accept such service on its behalf. As an alternate method of service,   each of the Canadian Borrowers irrevocably and unconditionally consents to the service of any   and all process in any such action or proceeding in such New York State or Federal court by   mailing of copies of such process to such Canadian Borrower by certified or registered air mail   at its address specified in Subsection 11.2. Each of the Canadian Borrowers agrees that, to the   fullest extent permitted by applicable law, a final judgment in any such action or proceeding   295   10066032231008166793v315
shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any   other manner provided by law.   Acknowledgements. Each Borrower hereby acknowledges that:11.14   it has been advised by counsel in the negotiation, execution and delivery(a)   of this Agreement and the other Loan Documents;   neither any Agent nor any Other Representative or Lender has any(b)   fiduciary relationship with or duty to any Borrower arising out of or in connection with   this Agreement or any of the other Loan Documents, and the relationship between the   Administrative Agent and Lenders, on the one hand, and the Borrowers, on the other   hand, in connection herewith or therewith is solely that of creditor and debtor; and   no joint venture is created hereby or by the other Loan Documents or(c)   otherwise exists by virtue of the transactions contemplated hereby and thereby among   the Lenders or among any of the Borrowers and the Lenders.   Waiver of Jury Trial. EACH OF THE BORROWERS, THE AGENTS11.15   AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES   TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS   AGREEMENT OR ANY NOTES OR ANY OTHER LOAN DOCUMENT AND FOR ANY   COUNTERCLAIM THEREIN.   Confidentiality. (a) Each Agent and each Lender agrees to keep11.16   confidential any information (a) provided to it by or on behalf of Holdings or any of the   Borrowers or any of their respective Subsidiaries pursuant to or in connection with the Loan   Documents or (b) obtained by such Lender based on a review of the books and records of   Holdings or any of the Borrowers or any of their respective Subsidiaries; provided that nothing   herein shall prevent any Lender from disclosing any such information (i) to any Agent, any   Other Representative or any other Lender, (ii) to any Transferee, or prospective Transferee or   any creditor or any actual or prospective counterparty (or its advisors) to any swap or   derivative transaction relating to any Borrower and its obligations which agrees to comply with   the provisions of this Subsection 11.16 pursuant to a written instrument (or electronically   recorded agreement from any Person listed above in this clause (ii), in respect to any electronic   information (whether posted or otherwise distributed on any Platform)) for the benefit of the   Borrowers (it being understood that each relevant Lender shall be solely responsible for   obtaining such instrument (or such electronically recorded agreement)), (iii) to its Affiliates and   the employees, officers, partners, directors, agents, attorneys, accountants and other   professional advisors of it and its Affiliates; provided that such Lender shall inform each such   Person of the agreement under this Subsection 11.16 and take reasonable actions to cause   compliance by any such Person referred to in this clause (iii) with this agreement (including,   where appropriate, to cause any such Person to acknowledge its agreement to be bound by the   agreement under this Subsection 11.16), (iv) upon the request or demand of any Governmental   Authority having jurisdiction over such Lender or its affiliates or to the extent required in   response to any order of any court or other Governmental Authority or as shall otherwise be   required pursuant to any Requirement of Law; provided that, other than with respect to any   296   10066032231008166793v315
disclosure to any bank regulatory authority, such Lender shall, unless prohibited by any   Requirement of Law, notify the Borrower Representative of any disclosure pursuant to this   clause (iv) as far in advance as is reasonably practicable under such circumstances, (v) which   has been publicly disclosed other than in breach of this Agreement, (vi) in connection with the   exercise of any remedy hereunder, under any Loan Document or under any Interest Rate   Agreement, (vii) in connection with periodic regulatory examinations and reviews conducted by   the National Association of Insurance Commissioners or any Governmental Authority having   jurisdiction over such Lender or its affiliates (to the extent applicable), (viii) in connection with   any litigation to which such Lender (or, with respect to any Interest Rate Agreement, any   Affiliate of any Lender party thereto) may be a party subject to the proviso in clause (iv)   above, and (ix) if, prior to such information having been so provided or obtained, such   information was already in an Agent’s or a Lender’s possession on a non-confidential basis   without a duty of confidentiality to any Borrower or any of its respective Subsidiaries being   violated. Notwithstanding any other provision of this Agreement, any other Loan Document or   any Assignment and Acceptance, the provisions of this Subsection 11.16 shall survive with   respect to each Agent and Lender until the second anniversary of such Agent or Lender   ceasing to be an Agent or a Lender, respectively; provided that in no case shall any Agent or   Lender cease to be obligated pursuant to this Subsection 11.16 prior to the third anniversary of   the Closing Date.   Each Lender acknowledges that any such information referred to in(b)   Subsection 11.16(a), and any information (including requests for waivers and amendments)   furnished by the Borrowers or any of their respective Subsidiaries or the Administrative Agent   pursuant to or in connection with this Agreement and the other Loan Documents, may include   material non-public information concerning the Borrowers or any of their respective   Subsidiaries, the other Loan Parties and their respective Affiliates or their respective securities.   Each Lender represents and confirms that such Lender has developed compliance procedures   regarding the use of material non-public information; that such Lender will handle such material   non-public information in accordance with those procedures and applicable law, including   United States federal and state securities laws; and that such Lender has identified to the   Administrative Agent a credit contact who may receive information that may contain material   non-public information in accordance with its compliance procedures and applicable law.   Incremental Indebtedness; Additional Indebtedness. In connection with11.17   the incurrence by any Loan Party or any Subsidiary thereof of any Incremental Indebtedness or   Additional Indebtedness, each of the Administrative Agent and the Collateral Agent agrees to   execute and deliver the ABL/Cash Flow Intercreditor Agreement, any Junior Lien Intercreditor   Agreement or any Other Intercreditor Agreement or any Intercreditor Agreement Supplement   and amendments, amendments and restatements, restatements or waivers of or supplements to   or other modifications to, any Security Document (including to any Mortgages and UCC   fixture filings), and to make or consent to any filings or take any other actions in connection   therewith, as may be reasonably deemed by the Borrower Representative to be necessary or   reasonably desirable for any Lien on the assets of any Loan Party permitted to secure such   Incremental Facility or Additional Indebtedness to become a valid, perfected lien (with such   priority as may be designated by the relevant Loan Party or Subsidiary, to the extent such   297   10066032231008166793v315
priority is permitted by the Loan Documents) pursuant to the Security Document being so   amended, restated, waived, supplemented or otherwise modified or otherwise.   USA PATRIOT Act Notice and Canadian Anti-Terrorism Laws. Each11.18   Lender hereby notifies the Borrowers that pursuant to the requirements of the USA PATRIOT   Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is   required to obtain, verify, and record information that identifies each Loan Party, which   information includes the name of each Loan Party and other information that will allow such   Lender to identify each Loan Party in accordance with the Patriot Act, and the Borrowers   agrees to provide such information from time to time to any Lender. Each Loan Party   acknowledges that, pursuant to Canadian Anti-Terrorism Laws, the Secured Parties may be   required to obtain, verify and record information regarding the Loan Parties, their respective   directors, authorized signing officers, direct or indirect shareholders or other Persons in control   of any Loan Party, and the transactions contemplated hereby. Each Loan Party shall provide   all such information, including supporting documentation and other evidence, as may be   reasonably requested by any Secured Party, or any prospective assign or participant of a   Secured Party, in order to comply with any applicable Canadian Anti-Terrorism Laws, whether   now or hereafter in existence.   Electronic Execution of Assignments and Certain Other Documents. The11.19   words “execution”, “signed”, “signature” and words of like import in any Assignment and   Acceptance or Affiliated Lender Assignment and Assumption or in any amendment or other   modification hereof (including waivers and consents) shall be deemed to include electronic   signatures or the keeping of records in electronic form, each of which shall be of the same   legal effect, validity or enforceability as a manually executed signature or the use of a paper-   based recordkeeping system, as the case may be, to the extent and as provided for in any   applicable law, including the Federal Electronic Signatures in Global and National Commerce   Act, the New York State Electronic Signatures and Records Act, or any other similar state   laws based on the Uniform Electronic Transactions Act.   Reinstatement. This Agreement shall remain in full force and effect and11.20   continue to be effective should any petition or other proceeding be filed by or against any Loan   Party for liquidation or reorganization, should any Loan Party become insolvent or make an   assignment for the benefit of any creditor or creditors or should an interim receiver, receiver,   receiver and manager or trustee be appointed for all or any significant part of any Loan Party’s   assets, and shall continue to be effective or to be reinstated, as the case may be, if at any time   payment and performance of the obligations of the Borrowers under the Loan Documents, or   any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must   otherwise be restored or returned by any obligee of the obligations, whether as a fraudulent   preference, reviewable transaction or otherwise, all as though such payment or performance   had not been made. In the event that any payment, or any part thereof, is rescinded, reduced,   restored or returned, the obligations of the Borrowers hereunder shall be reinstated and deemed   reduced only by such amount paid and not so rescinded, reduced, restored or returned.   Joint and Several Liability; Postponement of Subrogation. (a) The11.21   obligations of the U.S. Borrowers hereunder and under the other Loan Documents shall be   joint and several and, as such, each U.S. Borrower shall be liable for all of such obligations of   298   10066032231008166793v315

the other U.S. Borrowers under this Agreement and the other Loan Documents. The   obligations of the Canadian Borrowers hereunder and under the other Loan Documents shall be   joint and several and, as such, each Canadian Borrower shall be liable for all of such   obligations of the other Canadian Borrowers under this Agreement and the other Loan   Documents. To the fullest extent permitted by law the liability of each Borrower for the   obligations under this Agreement and the other Loan Documents of the other applicable   Borrowers with whom it has joint and several liability shall be absolute, unconditional and   irrevocable, without regard to (i) the validity or enforceability of this Agreement or any other   Loan Document, any of the obligations hereunder or thereunder or any other collateral security   therefor or guarantee or right of offset with respect thereto at any time or from time to time   held by any applicable Secured Party, (ii) any defense, set-offsetoff or counterclaim (other than   a defense of payment or performance hereunder; provided that no Borrower hereby waives any   suit for breach of a contractual provision of any of the Loan Documents) which may at any   time be available to or be asserted by such other applicable Borrower or any other Person   against any Secured Party or (iii) any other circumstance whatsoever (with or without notice to   or knowledge of such other applicable Borrower or such Borrower) which constitutes, or   might be construed to constitute, an equitable or legal discharge of such other applicable   Borrower for the obligations hereunder or under any other Loan Document, or of such   Borrower under this Subsection 11.21, in bankruptcy or in any other instance.   Each Borrower agrees that it will not exercise any rights which it may(b)   acquire by way of rights of subrogation under this Agreement, by any payments made   hereunder or otherwise, until the prior payment in full in cash of all of the obligations   hereunder and under any other Loan Document, the termination or expiration of all Letters of   Credit and the permanent termination of all Commitments. Any amount paid to any Borrower   on account of any such subrogation rights prior to the payment in full in cash of all of the   obligations hereunder and under any other Loan Document, the termination or expiration of all   Letters of Credit and the permanent termination of all Commitments shall be held in trust for   the benefit of the applicable Secured Parties and shall immediately be paid to the   Administrative Agent for the benefit of the applicable Secured Parties and credited and applied   against the obligations of the applicable Borrowers, whether matured or unmatured, in such   order as the Administrative Agent shall elect. In furtherance of the foregoing, for so long as   any obligations of the Borrowers hereunder, any Letters of Credit or any Commitments remain   outstanding, each Borrower shall refrain from taking any action or commencing any proceeding   against any other Borrower (or any of its successors or assigns, whether in connection with a   bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made in   respect of the obligations hereunder or under any other Loan Document of such other   Borrower to any Secured Party. Notwithstanding any other provision contained in this   Agreement or any other Loan Document, if a “secured creditor” (as that term is defined under   the Bankruptcy and Insolvency Act (Canada)) is determined by a court of competent   jurisdiction not to include a Person to whom obligations are owed on a joint or joint and   several basis, then the Borrowers’ Obligations (and the obligations of their Subsidiaries), to the   extent such obligations are secured, only shall be several obligations and not joint or joint and   several obligations.   299   10066032231008166793v315
Designated Cash Management Agreements and Designated Hedging11.22   Agreements. The Borrower Representative may from time to time elect by notice in writing to   the Administrative Agent (with a copy to the Cash Management Party or Hedging Party, as   applicable, party to the Cash Management Arrangement, Hedging Agreement or other   Permitted Hedging Arrangement, as applicable, to which the notice relates) that (x)(i) a Cash   Management Arrangement with any Cash Management Party is to be a “Designated Cash   Management Agreement” having monetary obligations that are subject to the waterfall   provisions set forth in Subsection 10.15 and (ii) the Administrative Agent shall establish a   Designated Cash Management Reserve against the Borrowing Base with respect to any such   Designated Cash Management Agreement in an amount (which amount shall be specified in   such notice) equal to the anticipated monetary obligations of the Loan Parties under such   Designated Cash Management Agreement owing to any Cash Management Party, so long as,   immediately after giving effect thereto, Excess Availability would be not less than zero, or   (y)(i) a Hedging Agreement or other Permitted Hedging Arrangement with any Hedging Party   is to be a “Designated Hedging Agreement” having monetary obligations that are subject to the   waterfall provisions set forth in Subsection 10.15 and (ii) the Administrative Agent shall   establish a Designated Hedging Reserve against the Borrowing Base with respect to any such   Designated Hedging Agreement in an amount (which amount shall be specified in such notice)   equal to the anticipated monetary obligations of the Loan Parties under such Designated   Hedging Agreement owing to any Hedging Party, so long as, immediately after giving effect   thereto, Excess Availability would be not less than zero, provided that (i) no Designated Cash   Management Agreement or Designated Hedging Agreement can be secured at the same time on   a first lien basis by the Cash Flow Priority Collateral (and any request under this Subsection   11.22 will be deemed to be a representation by the Borrower Representative to such effect),   and (ii) no monetary obligations under any Designated Cash Management Agreement or   Designated Hedging Agreement shall receive any benefit of the designation under this   Subsection 11.22 after the Discharge of ABL Obligations (as defined in the ABL/Cash Flow   Intercreditor Agreement), provided, further, that no Cash Management Arrangement shall be   designated as a “Designated Cash Management Agreement” and no Hedging Agreement or   other Permitted Hedging Arrangement shall be designated as a “Designated Hedging   Agreement” if, at the time of such designation, the establishment of a Designated Cash   Management Reserve or Designated Hedging Reserve in connection with such Designated Cash   Management Agreement or Designated Hedging Agreement, as applicable, would result in   Excess Availability being less than zero. The Borrower Representative may from time to time   instruct the Administrative Agent to (i) reduce or eliminate the amount of any Designated Cash   Management Reserve or Designated Hedging Reserve by delivering to the Administrative   Agent (with a copy to the Cash Management Party or Hedging Party, as applicable, party to   the Designated Cash Management Agreement or Designated Hedging Agreement to which the   Designated Cash Management Reserve or Designated Hedging Reserve relates) a notice of   such reduction or elimination or (ii) increase the amount of any Designated Cash Management   Reserve or Designated Hedging Reserve by notice in writing to the Administrative Agent (with   a copy to the Cash Management Party or Hedging Party, as applicable, party to the Designated   Cash Management Agreement or Designated Hedging Agreement to which the Designated   Cash Management Reserve or Designated Hedging Reserve relates) so long as in the case of   300   10066032231008166793v315
this clause (ii), immediately after giving effect to such increase, Excess Availability would be   not less than zero.   Acknowledgement and Consent to Bail-In of Affected Financial11.23   Institutions. Notwithstanding anything to the contrary herein or in any other Loan Document,   each party hereto acknowledges that any liability of any party hereto that is an Affected   Financial Institution arising hereunder or under any other Loan Document, to the extent such   liability is unsecured (all such liabilities, other than any Excluded Liability, the “Covered   Liabilities”), may be subject to Write-Down and Conversion Powers of the applicable   Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound   by:   the application of Write-Down and Conversion Powers of the applicable(a)   Resolution Authority to any Covered Liability arising hereunder or under any other Loan   Document which may be payable to it by any party hereto that is an Affected Financial   Institution; and   the effects of any Bail-In Action on any such Covered Liability,(b)   including, if applicable:   a reduction in full or in part or cancellation of any such Covered(i)   Liability;   a conversion of all, or a portion of, such Covered Liability into(ii)   shares or other instruments of ownership in such Affected Financial Institution,   its parent undertaking, or a bridge institution that may be issued to it or   otherwise conferred on it, and that such shares or other instruments of   ownership will be accepted by it in lieu of any rights with respect to any such   Covered Liability under this Agreement or any other Loan Document; or   the variation of the terms of such Covered Liability in connection(iii)   with the exercise of Write-Down and Conversion Powers of the applicable   Resolution Authority.   Notwithstanding anything to the contrary herein, nothing contained in this   Subsection 11.23 shall modify or otherwise alter the rights or obligations under this Agreement   or any other Loan Document or with respect to any liability that is not a Covered Liability.   Acknowledgment Regarding any Supported QFCs. To the extent that11.24   the Loan Documents provide support, through a guarantee or otherwise, for any Hedging   Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit   Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as   follows with respect to the resolution power of the Federal Deposit Insurance Corporation   under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform   and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S.   Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support   (with the provisions below applicable notwithstanding that the Loan Documents and any   301   10066032231008166793v315
Supported QFC may in fact be stated to be governed by the laws of the State of New York   and/or of the United States or any other state of the United States):   11.24 Recognition of U.S. Special Resolution Regime.(a) In the event that any   Lender that is a Covered Entity that is party to a Supported QFC (each, a “Covered Party”)   becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from   such Lender of this Agreement,of such Supported QFC and the benefit of such QFC Credit   Support (and any interest and obligation in or under this Agreement,such Supported QFC and   such QFC Credit Support, and any rights in property securing such Supported QFC or such   QFC Credit Support) from such Covered Party will be effective to the same extent as the   transfer would be effective under the U.S. Special Resolution Regime if this Agreement,the   Supported QFC and such QFC Credit Support (and any such interest and, obligation, and   rights in property) were governed by the laws of the United States or a state of the United   States. In the event that any Lender that is a Covered EntityParty or a BHC Act Affiliate of   such Lendera Covered Party becomes subject to a proceeding under a U.S. Special Resolution   Regime, Default Rights under this Agreementthe Loan Documents that might otherwise apply   to such Supported QFC or any QFC Credit Support that may be exercised against such   LenderCovered Party are permitted to be exercised to no greater extent than such Default   Rights could be exercised under the U.S. Special Resolution Regime if this Agreementthe   Supported QFC and the Loan Documents were governed by the laws of the United States or a   state of the United States. Without limitation of the foregoing, it is understood and agreed that   rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect   the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.   (b) As used in this Subsection 11.24, the term “QFC” has the meaning assigned   to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12   U.S.C. 5390(c)(8)(D).   Language. The parties hereto confirm that it is their wish that this11.25   Agreement, as well as any other documents relating to this Agreement, including notices,   schedules and authorizations, have been and shall be drawn up in the English language only.   Les signataires conferment leur volonté que la présente convention, de même que tous les   documents s’y rattachant, y compris tout avis, annexe et autorisation, soient rédigés en   anglais seulement.   Joinder on the Closing Date.11.26   Upon the delivery by Ply Gem Industries of an executed counterpart of(a)   this Agreement on the Closing Date, immediately after the consummation of the Pisces Merger,   Ply Gem Industries shall be deemed, and by such delivery Ply Gem Industries hereby agrees to   be, a party hereto and subject to the rights and obligations of a U.S. Subsidiary Borrower set   forth herein as if Ply Gem Industries had been an original signatory hereto.   Upon the delivery by each of the Initial Canadian Borrowers of an(b)   executed counterpart of this Agreement on the Closing Date, immediately after the   consummation of the Pisces Merger, each of the Initial Canadian Borrowers shall be deemed,   and by such delivery each of the Initial Canadian Borrowers hereby agrees to be, a party hereto   302   10066032231008166793v315

and subject to the rights and obligations of a Canadian Borrower set forth herein as if such   Initial Canadian Borrower had been an original signatory hereto.   [SIGNATURE PAGES FOLLOWINTENTIONALLY OMITTED]   303   10066032231008166793v315
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be   duly executed, all as of the date first written above.   PISCES MIDCO, INC.   By:____________________________________   Name:   Title:   PLY GEM INDUSTRIES, INC.   By:____________________________________   Name:   Title:   GIENOW CANADA INC.   By:____________________________________   Name:   Title:   MITTEN INC.   By:____________________________________   Name:   Title:   NORTH STAR MANUFACTURING (LONDON)   LTD.   By:____________________________________   Name:   Title:   304   237306331007880344v127   10066032231008166793v315
AGENT AND LENDERS: [●]   [SIGNATURE PAGE TO THE PISCES ABL CREDIT AGREEMENT]   1006603223v3
[____________________],   as Lender   By:______________________________   Name:   Title:   By:______________________________   Name:   Title:   [SIGNATURE PAGE TO THE PISCES ABL CREDIT AGREEMENT]   1006603223v3

1007869763v4   1008166722v8   1008166722v10   Exhibit B   Exhibit E   Form of Assignment and Acceptance   (see attached)
EXHIBIT E   to   ABL CREDIT AGREEMENT   FORM OF ASSIGNMENT AND ACCEPTANCE   Reference is made to the ABL Credit Agreement (as the same may be amended, restated,   supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), dated as of   April 12, 2018, among CORNERSTONE BUILDING BRANDS, INC., a Delaware corporation (together   with its successors and assigns, the “Parent Borrower”), the Canadian Borrowers (as defined therein) and   the U.S. Subsidiary Borrowers (as defined therein) from time to time party thereto (together with the   Parent Borrower, collectively, the “Borrowers”, and each individually, a “Borrower”), the several banks   and other financial institutions from time to time party thereto (the “Lenders”) and UBS AG,   STAMFORD BRANCH, as administrative agent (in such capacity, the “Administrative Agent”) for the   Lenders, as collateral agent for the Secured Parties, as swingline lender and as an issuing lender. Unless   otherwise defined herein, capitalized terms defined in the Credit Agreement and used herein shall have   the meanings given to them in the Credit Agreement.   ___________________________ (the “Assignor”) and _________________ (the   “Assignee”) agree as follows:   1. The Assignor hereby irrevocably sells and assigns to the Assignee without   recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor   without recourse to the Assignor, as of the Transfer Effective Date (as defined below), an interest (the   “Assigned Interest”) as set forth in Schedule 1 in and to the Assignor’s rights and obligations under the   Credit Agreement and the other Loan Documents with respect to those credit facilities provided for in the   Credit Agreement as are set forth on Schedule 1 (individually, an “Assigned Facility”; collectively, the   “Assigned Facilities”), in a principal amount for each Assigned Facility as set forth on Schedule 1.   2. The Assignor (a) makes no representation or warranty and assumes no   responsibility with respect to any statements, warranties or representations made in or in connection with   the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant   thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit   Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto,   other than that it is the legal and beneficial owner of the Assigned Interest and that it has not created any   adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of   any adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to   the financial condition of the Borrowers, any of their respective Subsidiaries or any other obligor or the   performance or observance by the Borrowers, any of their respective Subsidiaries or any other obligor of   any of their respective obligations under the Credit Agreement, any other Loan Document or any other   instrument or document furnished pursuant hereto or thereto; and (c) attaches the Note(s), if any, held by   it evidencing the Assigned Facilities [and requests that the Administrative Agent exchange such Note(s)   for a new Note or Notes payable to the Assignee and (if the Assignor has retained any interest in the   Assigned Facilities) a new Note or Notes payable to the Assignor in the respective amounts which reflect   the assignment being made hereby (and after giving effect to any other assignments which have become   effective on the Transfer Effective Date)].1   1 Should only be included when specifically required by the Assignee and/or the Assignor, as the   case may be.
EXHIBIT E   to   ABL CREDIT AGREEMENT   Page 2   3. The Assignee (a) represents and warrants that it is legally authorized to enter into   this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement,   together with copies of the financial statements referred to in Subsections 5.1 and 7.1 thereof and such   other documents and information as it has deemed appropriate to make its own credit analysis and   decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without   reliance upon the Assignor, any Agent or any other Lender and based on such documents and information   as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking   action under the Credit Agreement, the other Loan Documents or any other instrument or document   furnished pursuant hereto or thereto; (d) appoints and authorizes each applicable Agent to take such   action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the   other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are   delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental   thereto; (e) hereby affirms the acknowledgements and representations of such Assignee as a Lender   contained in Subsections 10.5 and 10.16 of the Credit Agreement; (f) agrees that it will be bound by the   provisions of the Credit Agreement and will perform in accordance with the terms of the Credit   Agreement all the obligations which by the terms of the Credit Agreement are required to be performed   by it as a Lender, including its obligations pursuant to Subsection 11.16 of the Credit Agreement, and, if   it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to   Subsection 4.11(b) of the Credit Agreement; and (g) represents and warrants that it meets all the   requirements to be an assignee under the assignment provisions of the Credit Agreement and is not a   Defaulting Lender.   4. The effective date of this Assignment and Acceptance shall be [___________],   [_______] (the “Transfer Effective Date”). Following the execution of this Assignment and Acceptance,   it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative   Agent pursuant to Subsection 11.6 of the Credit Agreement, effective as of the Transfer Effective Date   (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business   Days after the date of such acceptance and recording by the Administrative Agent).   5. Upon such acceptance and recording, from and after the Transfer Effective Date,   the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments   of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to   the Transfer Effective Date or accrued subsequent to the Transfer Effective Date. The Assignor and the   Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods   prior to the Transfer Effective Date or with respect to the making of this assignment directly between   themselves.   6. From and after the Transfer Effective Date, (a) the Assignee shall be a party to   the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and   obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the   provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance,   relinquish its rights and be released from its obligations under the Credit Agreement, but shall   nevertheless continue to be entitled to the benefits of (and bound by related obligations under)   Subsections 4.10, 4.11, 4.12, 4.13 and 11.5 thereof.   7. Notwithstanding any other provision hereof, if the consents of the Borrower   Representative and the Administrative Agent hereto are required under Subsection 11.6 of the Credit
EXHIBIT E   to   ABL CREDIT AGREEMENT   Page 3   Agreement, this Assignment and Acceptance shall not be effective unless such consents shall have been   obtained.   8. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY,   AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE   OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF   LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY   APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE   LAWS OF ANOTHER JURISDICTION.   IN WITNESS WHEREOF, the parties hereto have caused this Assignment and   Acceptance to be executed as of the date first above written by their respective duly authorized officers on   Schedule 1 hereto.

SCHEDULE 1   ASSIGNMENT AND ACCEPTANCE   Re: ABL Credit Agreement (as the same may be amended, restated, supplemented,   waived or otherwise modified from time to time, the “Credit Agreement”), dated as of April 12, 2018,   among CORNERSTONE BUILDING BRANDS, INC., a Delaware corporation (together with its   successors and assigns, the “Parent Borrower”), the Canadian Borrowers (as defined therein) and the U.S.   Subsidiary Borrowers (as defined therein) from time to time party thereto (together with the Parent   Borrower, collectively, the “Borrowers”, and each individually, a “Borrower”), the several banks and   other financial institutions from time to time party thereto (the “Lenders”) and UBS AG, STAMFORD   BRANCH, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, as   collateral agent for the Secured Parties (as defined therein), as swingline lender and as an issuing lender.   Name of Assignor:   Name of Assignee:   Transfer Effective Date of Assignment:   Assigned Facility2   Aggregate Amount of   Commitment/Loans under   Facility for all Lenders   Amount of   Commitment/Loans under   Facility Assigned   $__________ $__________   $__________ $__________   [NAME OF ASSIGNEE] [NAME OF ASSIGNOR]   By:______________________________   Name:   Title:   By:______________________   ________   Name:   Title:   2   Fill in the appropriate terminology for the types of Facilities under the Credit Agreement that are being assigned under this   Assignment and Acceptance (e.g., “Revolving Credit Commitment,” “FILO Facility Commitment,” etc.)
Accepted for recording in the Register: Consented To:   UBS AG, STAMFORD BRANCH,   as Administrative Agent   [CORNERSTONE BUILDING   BRANDS, INC.   By:______________________________   Name:   Title:   By:______________________   ________   Name:   Title:]3   [UBS AG, STAMFORD   BRANCH,   as Administrative Agent,   Swingline Lender and an   Issuing Lender   By:______________________   ________   Name:   Title:] 4   [[ ],   as Issuing Lender   By:______________________________   Name:   Title:] 5   3   Consent of the Borrower Representative to be included; provided that, (x) other than in the case of the FILO Facility,   (i) consent of the Borrower Representative shall not be unreasonably withheld for an assignment to an Approved   Commercial Bank and (ii) no consent of the Borrower Representative shall be required for an assignment to any other   Person if an Event of Default under Subsection 9.1(a) or 9.1(f) of the Credit Agreement with respect to the Parent   Borrower has occurred and is continuing and (y) in the case of the FILO Facility, (i) consent of the Borrower   Representative shall not be unreasonably withheld for an assignment to any other Person if an Event of Default under   Subsection 9.1(a) with respect to the Parent Borrower has occurred and is continuing and (ii) no consent of the   Borrower Representative shall be required for an assignment to any other Person if an Event of Default under   Subsection 9.1(f) with respect to the Parent Borrower has occurred and is continuing.   4 Consent of the Administrative Agent, the Issuing Lenders and the Swingline Lender not to be unreasonably withheld,   conditioned or delayed in the case of an Approved Commercial Bank.   5 Consent of the Issuing Lenders not to be unreasonably withheld, conditioned or delayed in the case of an Approved   Commercial Bank.
1007869763v4   1008166722v8   1008166722v10   Exhibit C   Exhibit J-1   Form of Borrowing Request   (see attached)
1008058683v2   EXHIBIT J-1   to   ABL CREDIT AGREEMENT   FORM OF BORROWING REQUEST   Date: [_____, 20__]   UBS AG, STAMFORD BRANCH   600 Washington Boulevard   Stamford, Connecticut 06901   Attention: Agency Group   Facsimile No.: (203) 719-3888   Email: Agency-UBSAmericas@ubs.com   Ladies and Gentlemen:   The undersigned, CORNERSTONE BUILDING BRANDS, INC., a Delaware corporation   (together with its successors and assigns, the “Parent Borrower”), refers to the ABL Credit Agreement,   dated as of April 12, 2018, among the Parent Borrower, the Canadian Borrowers (as defined therein) and   the U.S. Subsidiary Borrowers (as defined therein) from time to time party thereto, the several banks and   other financial institutions from time to time party thereto and UBS AG, STAMFORD BRANCH, as an   issuing lender, swingline lender, administrative agent and collateral agent (as the same may be amended,   restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”).   Capitalized terms used herein without definition have the respective meanings assigned to such terms in   the Credit Agreement.   The Borrower Representative hereby gives you notice pursuant to   Subsection 2.2 of the Credit Agreement that the undersigned hereby requests [Revolving   Credit Loans][FILO Facility Revolving Credit Loans] (the “Proposed Borrowing”) under   the Credit Agreement as follows:   1. The Borrower of the Proposed Borrowing is [_____________]1.   2. The Proposed Borrowing is requested under the [U.S.][Canadian][FILO] Facility   Commitments.   3. The currency of the Proposed Borrowing is [_____________]2.   4. The aggregate principal amount of the Proposed Borrowing is [$][__________]3.   1 Insert the Parent Borrower, Canadian Borrowers or U.S. Subsidiary Borrowers, as applicable. The FILO Facility   Revolving Credit Loans shall be made to the U.S. Borrowers only.   2 Insert as applicable – Dollars, a Designated Foreign Currency (Canadian Dollars, Euro or any other freely available   currency reasonably requested by the Borrower Representative and acceptable to the Administrative Agent, any   applicable Issuing Lender and each Revolving Credit Lender, or each FILO Facility Lender, as applicable) or a   combination thereof.   3 Each Borrowing shall be in an amount equal to, except any Loan to be used solely to pay a like amount of outstanding   Reimbursement Obligations or Swingline Loans, in multiples (v) in the case of any Loan denominated in Dollars,   $500,000 (or, if the Commitments then available (as calculated in accordance with Subsection 2.1(a)) are less than   $500,000, such lesser amount) or a whole multiple of $100,000 in excess thereof, (w) in the case of any Loan   denominated in Canadian Dollars, C$500,000 (or, if the Commitments then available (as calculated in accordance with

EXHIBIT J-1   to   ABL CREDIT AGREEMENT   Page 2   1008058683v2   5. The [Revolving Credit Loans][FILO Facility Revolving Credit Loans] to be made   pursuant to the Proposed Borrowing shall initially be incurred and maintained as [Daily   Simple SOFR Rate Loans][Term SOFR Rate Loans][Eurocurrency Loans][ABR   Loans][Canadian Prime Rate Loans]4, [the initial Interest Period for which shall be   [__________] [months][days]5.6   6. The Business Day of the Proposed Borrowing is [_____, 20__]7.   * * *   Subsection 2.1(a)) are less than the Dollar Equivalent of C$500,000, such lesser amount) or a whole multiple of   C$100,000 in excess thereof, (x) in the case of any Loan denominated in Euros, €500,000 (or, if the Commitments then   available (as calculated in accordance with Subsection 2.1(a)) are less than the Dollar Equivalent of €500,000, such   lesser amount) or a whole multiple of €100,000 in excess thereof and (y) in the case of any Loan denominated in any   other Designated Foreign Currency, in such minimum amounts and multiples in excess thereof as the Borrower   Representative and the Administrative Agent may agree.   4 Select as appropriate.   5 Initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Term   SOFR Rate Loan or Eurocurrency Loan and ending (x) (I) one, three or six months (or if agreed to by each affected   Lender, 12 months or a shorter period (other than a one week Interest Period)) thereafter, in the case of Term SOFR   Rate Loans or Eurocurrency Loans denominated in Euro or (II) one, two or three thereafter, in the case of Eurocurrency   Loans denominated in Canadian Dollars or (y) on the last day of the first Fiscal Quarter ending after the Closing Date,   as selected by the Borrower Representative in its notice of borrowing or notice of conversion, as the case may be, given   with respect thereto.   6 Insert in the case of Term SOFR Rate Loans or Eurocurrency Loans.   7 Borrowing Requests must be received by the Administrative Agent prior to (1) in the case of Daily Simple SOFR Rate   Loans, Term SOFR Rate Loans, Eurocurrency Loans, ABR Loans or Canadian Prime Rate Loans to be borrowed on   the Closing Date, 12:00 P.M., New York City time (or such later time as may be agreed by the Administrative Agent in   its reasonable discretion), one Business Day prior to the Closing Date, and (2) in all other cases, (a) 2:00 P.M., New   York City time, at least three Business Days (or such shorter period as may be agreed by the Administrative Agent in   its reasonable discretion) prior to the requested Borrowing Date, if all or any part of the requested Loans are to be   initially Term SOFR Rate Loans, Eurocurrency Loans or Daily Simple SOFR Rate Loans, (b) 10:00 A.M., New York   City time (or such later time as may be agreed by the Administrative Agent in its reasonable discretion), on the   requested Borrowing Date, for ABR Loans or (c) 10:00 A.M., New York City time (or such later time as may be agreed   by the Administrative Agent in its reasonable discretion), one Business Day prior to the requested Borrowing Date, for   Canadian Prime Rate Loans).
1008058683v2   CORNERSTONE BUILDING BRANDS, INC.   By:______________________________   Name:   Title:
1007869763v4   1008166722v8   1008166722v10   Exhibit D   Exhibit K   Form of Borrowing Base Certificate   (see attached)
1008302787v2   EXHIBIT K   to   ABL CREDIT AGREEMENT   FORM OF BORROWING BASE CERTIFICATE   Reference is hereby made to that certain ABL Credit Agreement, dated as of April 12,   2018 (including all annexes, exhibits and schedules thereto and as the same may be amended, restated,   supplemented, waived or otherwise modified from time to time, the “Credit Agreement”; capitalized   terms that are not defined herein have the meanings ascribed to such terms in the Credit Agreement),   among CORNERSTONE BUILDING BRANDS, INC., a Delaware corporation (together with its   successors and assigns, the “Parent Borrower”), the Canadian Borrowers (as defined therein) and the U.S.   Subsidiary Borrowers (as defined therein) from time to time party thereto, the several banks and other   financial institutions from time to time party thereto (the “Lenders”) and UBS AG, STAMFORD   BRANCH, as administrative agent for the Lenders, as collateral agent for the Secured Parties (as defined   therein), as swingline lender and as an issuing lender.   As of the last Business Day of the Fiscal Period ended [●], 20[●] (the “Determination   Date”), I, [●], the [●] of the Borrower Representative, hereby certify to the Administrative Agent in my   representative capacity on behalf of the Parent Borrower and the other Qualified Loan Parties and not in   my individual capacity that to the best of my knowledge and belief (i) the statements and calculations of   the Borrowing Base set forth on Annex A hereto (and the schedules attached thereto) are true and correct   as of the Determination Date, (ii) the statements and calculations of the FILO Borrowing Base set forth on   Annex B hereto (and the schedules attached thereto) are true and correct as of the Determination Date [,   (iii) the statements and calculations for (x) the amount of Inventory at each location permitted to be   included pursuant to the first proviso to clause (e) of the definition of “Eligible Inventory” in the Credit   Agreement and (y) the amount that is 3.0% of the Borrowing Base, in each case set forth on Annex C   hereto (and the schedules attached thereto) are true and correct as of the Determination Date, (iv) the   statements and calculations of the Specified Unrestricted Cash set forth on Annex D hereto (and the   schedules attached thereto) are true and correct as of the Determination Date]1 and [(iii)][(v)] such   calculations have been made in accordance with the requirements of the Credit Agreement.   [SIGNATURE PAGE TO FOLLOW]   1 Not included for the Borrowing Base Certificate delivered on the Closing Date.

EXHIBIT K   to   ABL CREDIT AGREEMENT   Page 2   [Signature Page to ABL Borrowing Base Certificate]   1008302787v2   IN WITNESS WHEREOF, the undersigned has caused this Borrowing Base Certificate   to be executed and delivered on the ____ day of [●], 20[●].   CORNERSTONE BUILDING BRANDS, INC.   By:______________________________   Name:   Title:
1008302787v2   ANNEX A   BORROWING BASE   [See attached.]
1008302787v2   ANNEX B   FILO BORROWING BASE   [See attached.]
1008302787v2   ANNEX C   ELIGIBLE INVENTORY AT CERTAIN LOCATIONS AND 3.0% OF BORROWING BASE   [See attached.]

1008302787v2   ANNEX D   SPECIFIED UNRESTRICTED CASH   [See attached.]
1007869763v4   1008166722v8   1008166722v10   Exhibit E   Exhibit A-3   Form of FILO Revolving Credit Note   (see attached)
EXHIBIT A-3   to   ABL CREDIT AGREEMENT   FORM OF FILO REVOLVING CREDIT NOTE   THIS FILO REVOLVING CREDIT NOTE AND THE OBLIGATIONS   EVIDENCED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH   THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW.   TRANSFERS OF THIS FILO REVOLVING CREDIT NOTE AND THE OBLIGATIONS   EVIDENCED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE   ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT   AGREEMENT.   New York, New York   [_______________, 20 ]   FOR VALUE RECEIVED, the undersigned, CORNERSTONE BUILDING   BRANDS, INC., a Delaware corporation (together with its successors and assigns, the “Parent   Borrower”), the Canadian Borrowers and the U.S. Subsidiary Borrowers from time to time party   to the Credit Agreement (as defined below) (together with the Parent Borrower, collectively, the   “Borrowers”, and each individually, a “Borrower”), hereby unconditionally promises to pay to [   ] (the “FILO Lender”) and its successors and assigns, at the office of UBS AG, STAMFORD   BRANCH, located at 600 Washington Boulevard, Stamford, Connecticut 06901, in lawful money   of the United States of America (or in the applicable Designated Foreign Currency, as the case   may be) and in immediately available funds, the aggregate unpaid principal amount of the FILO   Revolving Credit Loans made by the FILO Lender to the undersigned pursuant to Subsection 2.1   of the Credit Agreement referred to below, which sum shall be payable on the Termination Date.   The Borrowers further agree to pay interest in like money at such office on the   unpaid principal amount hereof from time to time at the applicable rates per annum and on the   dates set forth in Subsection 4.1 of the Credit Agreement until such principal amount is paid in   full (both before and after judgment).   This FILO Revolving Credit Note is one of the FILO Revolving Credit Notes   referred to in, and is subject in all respects to, the ABL Credit Agreement, dated as of April 12,   2018 (as the same may be amended, restated, supplemented, waived or otherwise modified from   time to time, the “Credit Agreement”), among the Parent Borrower, the Canadian Borrowers from   time to time party thereto, the U.S. Subsidiary Borrowers from time to time party thereto, the   several banks and other financial institutions from time to time party thereto (including the FILO   Lender) (the “Lenders”) and UBS AG, STAMFORD BRANCH, as administrative agent for the   Lenders, as collateral agent for the Secured Parties, as swingline lender and as an issuing lender,   and is entitled to the benefits thereof, is secured and guaranteed as provided therein and is subject   to optional and mandatory prepayment in whole or in part as provided therein. Reference is   hereby made to the Loan Documents for a description of the properties and assets in which a   security interest has been granted, the nature and extent of the security and the guarantees, the
2   terms and conditions upon which the security interests and each guarantee were granted and the   rights of the holder of this FILO Revolving Credit Note in respect thereof. The holder hereof, by   its acceptance of this FILO Revolving Credit Note, agrees to the terms of, and to be bound by and   to observe the provisions applicable to the Lenders contained in, the Credit Agreement.   Capitalized terms used herein which are defined in the Credit Agreement shall have such defined   meanings unless otherwise defined herein or unless the context otherwise requires.   Upon the occurrence of any one or more of the Events of Default specified in the   Credit Agreement, all amounts then remaining unpaid on this FILO Revolving Credit Note shall   become, or may be declared to be, immediately due and payable, all as provided therein.   All parties now and hereafter liable with respect to this FILO Revolving Credit   Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive, to the   maximum extent permitted by applicable law, presentment, demand, protest and all other notices   of any kind under this FILO Revolving Credit Note.   THIS FILO REVOLVING CREDIT NOTE AND THE RIGHTS AND   OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND   CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE   OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF   CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT   MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE   APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.   [CORNERSTONE BUILDING BRANDS,   INC.]   [CANADIAN BORROWER[S]]   [U.S. SUBSIDIARY BORROWER[S]]   By:   Name:   Title:

1008166722v10   ANNEX I   to   SEVENTH AMENDMENT   Annex I   “Camelot Acquisition”: collectively, the Camelot Merger and the Camelot   CD&R Share Purchase.   “Camelot Acquisition Agreements”: collectively, the Camelot Merger Agreement   and the Camelot CD&R Share Purchase Agreement.   “Camelot CD&R Share Purchase”: the direct or indirect acquisition by Holdings   of all of the issued and outstanding equity interests of the Parent Borrower held by the CD&R   Fund VIII Sellers.   “Camelot CD&R Share Purchase Agreement”: the Share Purchase Agreement,   dated as of March 5, 2022, among Holdings and the CD&R Fund VIII Sellers, as the same may   be amended, supplemented, waived or otherwise modified from time to time.   “Camelot Debt Financing”: (i) the entry into this Seventh Amendment, and any   incurrence of Indebtedness under the Amended Credit Agreement, (ii) the entry into the Secured   Notes Indenture and the other Secured Notes Documents and the offer and issuance of the   Secured Notes and (iii) the entry into the Camelot Term Loan Documents and the incurrence of   the Camelot Term Loans.   “Camelot Equity Contribution”: the direct or indirect cash equity contributions to   Holdings by one or more CD&R Investors and any other investors arranged by CD&R   (collectively, the “Camelot Investors”), in an aggregate amount not less than $195,000,000.   “Camelot Lead Arrangers”: in respect of the Incremental Facility Increase   contemplated by this Seventh Amendment, UBS Securities LLC, Deutsche Bank Securities Inc.,   Barclays Bank PLC, BNP Paribas Securities Corp., RBC Capital Markets1, Société Générale,   Goldman Sachs Bank USA, Natixis, New York Branch, Jefferies Finance LLC and U.S. Bank   National Association, as Joint Lead Arrangers.   “Camelot Merger”: the merger of Merger Sub with and into the Parent Borrower,   with the Parent Borrower being the survivor of such merger.   1 RBC Capital Markets is a marketing name for the capital markets activities of Royal Bank of Canada and   its affiliates.

1008166722v10   “Camelot Merger Agreement”: the Agreement and Plan of Merger, dated as of   March 5, 2022, among Holdings, Merger Sub and the Parent Borrower, as the same may be   amended, supplemented, waived or otherwise modified from time to time.   “Camelot Term Loan Credit Agreement”: the Term Loan Credit Agreement,   dated as of the Seventh Amendment Effective Date, among the Parent Borrower (as successor by   merger to Merger Sub), the several banks and other financial institutions from time to time party   thereto and Deutsche Bank AG New York Branch, as administrative agent and collateral agent.   “Camelot Term Loan Documents”: the “Loan Documents” as defined in the   Camelot Term Loan Credit Agreement, as the same may be amended, restated, supplemented,   waived or otherwise modified from time to time or refunded, refinanced, restructured, replaced,   renewed, repaid, increased or extended from time to time (other than any agreement, document   or instrument that expressly provides that it is not intended to be and is not a Camelot Term Loan   Document).   “Camelot Term Loans”: the term loans borrowed on the Seventh Amendment   Effective Date pursuant to the Camelot Term Loan Credit Agreement.   “Camelot Transactions”: collectively, any or all of the following (whether taking   place prior to, on or following the Seventh Amendment Effective Date): (i) the entry into the   Camelot Acquisition Agreements and the consummation of the transactions and performance of   the obligations contemplated thereby, including the Camelot Acquisition, (ii) the Camelot Debt   Financing, (iii) the Camelot Equity Contribution and (iv) all other transactions relating to any of   the foregoing (including payment of fees, premiums and expenses related to any of the   foregoing).   “CD&R Fund VIII Sellers”: collectively, (i) Clayton, Dubilier & Rice Fund VIII,   L.P., a Cayman Islands exempted limited partnership, and any successor in interest thereto, and   (ii) CD&R Friends & Family Fund VIII, L.P., a Cayman Islands exempted limited partnership,   and any successor in interest thereto.   “Holdings”: Camelot Return Intermediate Holdings, LLC, a Delaware limited   liability company, and any successor in interest thereto.   “Merger Sub”: Camelot Return Merger Sub, Inc., a Delaware corporation, and   any successor in interest thereto.   “Secured Notes”: the senior secured notes issued on the Seventh Amendment   Effective Date, as the same may be exchanged for substantially similar senior secured notes that   have been registered under the Securities Act, and as the same or such substantially similar notes   may be amended, supplemented, waived or otherwise modified from time to time.

1008166722v10   “Secured Notes Indenture”: the Indenture dated as of the Seventh Amendment   Effective Date, under which the Secured Notes are issued, as the same may be amended,   supplemented, waived or otherwise modified from time to time.   “Secured Notes Documents”: the Secured Notes Indenture and all other   instruments, agreements and other documents evidencing or governing the Secured Notes or   providing for any guarantee, obligation, security or other right in respect thereof, as the same   may be amended, supplemented, waived or otherwise modified from time to time.   “Topco”: Camelot Return Holdings, LLC, a Delaware limited liability company,   and any successor in interest thereto.